UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2012

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Automotive Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Construction and Housing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Discretionary Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Leisure Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Multimedia Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Retailing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Automotive Portfolio	.91%
Actual		$ 1,000.00	$ 1,141.30	$ 4.84
Hypothetical A		$ 1,000.00	$ 1,020.34	$ 4.57
Construction and Housing Portfolio	.95%
Actual		$ 1,000.00	$ 1,235.20	$ 5.28
Hypothetical A		$ 1,000.00	$ 1,020.14	$ 4.77
Consumer Discretionary Portfolio	.87%
Actual		$ 1,000.00	$ 1,155.70	$ 4.66
Hypothetical A		$ 1,000.00	$ 1,020.54	$ 4.37
Leisure Portfolio	.86%
Actual		$ 1,000.00	$ 1,158.70	$ 4.62
Hypothetical A		$ 1,000.00	$ 1,020.59	$ 4.32
Multimedia Portfolio	.89%
Actual		$ 1,000.00	$ 1,166.60	$ 4.79
Hypothetical A		$ 1,000.00	$ 1,020.44	$ 4.47
Retailing Portfolio	.89%
Actual		$ 1,000.00	$ 1,127.90	$ 4.71
Hypothetical A		$ 1,000.00	$ 1,020.44	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	-13.06%	1.76%	5.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Michael Weaver, Portfolio Manager of Automotive Portfolio: For the year, the fund returned -13.06%, trailing the -10.62% return of its industry benchmark, the S&P® Custom Automobiles & Components Index, and the S&P 500®. Relative to its industry benchmark, the fund's position in General Motors - which consisted of common stock, warrants and bonds -as well as adverse positioning in construction/farm machinery/heavy trucks and motorcycle manufacturers, hurt relative performance, as did a modest cash stake. On the plus side, solid stock selection in automobile manufacturers, automotive retail - which is not in the benchmark - and auto parts/equipment aided relative results. Beginning in June, I generally trimmed the fund's GM position, believing there were better investment opportunities elsewhere. I sold the fund's holdings of the company's warrants and most of the GM bonds I held were converted to common shares. Additional individual detractors included largely avoiding Westport Innovations, a supplier of natural gas engines, not holding index component Standard Motor Products, which makes replacement parts for the automotive aftermarket, and overweighting battery manufacturer Exide Technologies. The top individual contributors were an out-of-benchmark investment in Delphi Automotive, a leader in electronics, power-train and fuel-economy technologies, and underweightings in Meritor, a supplier of axles and other drive train components for heavy-duty trucks, and index heavyweight Johnson Controls, which produces automotive interiors and batteries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. sponsored ADR	12.9	9.4
Ford Motor Co.	10.2	11.1
Honda Motor Co. Ltd. sponsored ADR	9.4	8.6
General Motors Co.	5.4	8.1
Johnson Controls, Inc.	5.4	4.1
TRW Automotive Holdings Corp.	5.2	6.6
Autoliv, Inc.	4.7	4.8
Tenneco, Inc.	3.3	4.8
Magna International, Inc. Class A (sub. vtg.)	3.2	3.8
Harley-Davidson, Inc.	3.2	3.4
	62.9
Top Industries (% of fund's net assets)
As of February 29, 2012
Auto Components	48.9%
Automobiles	42.4%
Machinery	2.5%
Household Durables	0.4%
Software	0.4%
All Others*	5.4%

As of August 31, 2011
Auto Components	53.0%
Automobiles	43.7%
Specialty Retail	1.1%
Machinery	0.7%
All Others*	1.5%

* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
AUTO COMPONENTS - 48.9%
Auto Parts & Equipment - 46.1%
American Axle & Manufacturing Holdings, Inc. (a)	360,500	$ 4,106,095
Amerigon, Inc. (a)	37,100	546,112
Autoliv, Inc. (e)	120,355	8,015,643
BorgWarner, Inc. (a)(e)	56,000	4,639,040
Dana Holding Corp.	332,100	5,313,600
Delphi Automotive PLC (e)	168,673	5,397,536
Delphi Automotive PLC (f)	106,105	3,055,824
Dorman Products, Inc. (a)	23,300	1,058,053
Drew Industries, Inc. (a)	50,000	1,370,000
Exide Technologies (a)	254,400	755,568
Federal-Mogul Corp. Class A (a)	68,624	1,181,019
Fuel Systems Solutions, Inc. (a)	32,200	833,980
Gentex Corp.	95,200	2,251,480
Johnson Controls, Inc.	279,370	9,115,843
Lear Corp.	117,100	5,294,091
Linamar Corp.	69,100	1,284,737
Magna International, Inc. Class A (sub. vtg.)	114,484	5,452,060
Martinrea International, Inc. (a)	129,100	1,271,889
Modine Manufacturing Co. (a)	113,500	1,030,580
Spartan Motors, Inc.	118,700	677,777
Stoneridge, Inc. (a)	74,289	718,375
Tenneco, Inc. (a)	146,146	5,626,621
Tower International, Inc. (a)	41,200	524,888
TRW Automotive Holdings Corp. (a)	193,700	8,859,838
		78,380,649
Tires & Rubber - 2.8%
Cooper Tire & Rubber Co.	109,300	1,814,380
The Goodyear Tire & Rubber Co. (a)	231,626	2,978,710
		4,793,090
TOTAL AUTO COMPONENTS		83,173,739
AUTOMOBILES - 42.3%
Automobile Manufacturers - 39.1%
Ford Motor Co.	1,395,961	17,281,997
General Motors Co. (a)	355,844	9,259,061
Honda Motor Co. Ltd. sponsored ADR	420,400	16,025,648
Thor Industries, Inc.	41,400	1,348,398
Toyota Motor Corp. sponsored ADR (e)	265,600	21,967,775
Winnebago Industries, Inc. (a)(e)	67,400	601,208
		66,484,087
Motorcycle Manufacturers - 3.2%
Harley-Davidson, Inc.	116,100	5,407,938
TOTAL AUTOMOBILES		71,892,025

	Shares	Value
HOUSEHOLD DURABLES - 0.4%
Consumer Electronics - 0.4%
Harman International Industries, Inc.	13,800	$ 677,994
MACHINERY - 2.5%
Construction & Farm Machinery & Heavy Trucks - 2.5%
Meritor, Inc. (a)	155,500	1,152,255
Westport Innovations, Inc. (a)(e)	75,000	3,035,250
		4,187,505
SOFTWARE - 0.4%
Application Software - 0.4%
Solera Holdings, Inc.	13,400	643,200
TOTAL COMMON STOCKS (Cost $129,253,516)		160,574,463
Nonconvertible Bonds - 0.1%
Principal Amount
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
General Motors Corp. 6.75% 5/1/28 (d) (Cost $284,356)	$ 31,005,000	207,734
Money Market Funds - 26.5%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	9,282,237	9,282,237
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	35,830,185	35,830,185
TOTAL MONEY MARKET FUNDS (Cost $45,112,422)		45,112,422
TOTAL INVESTMENT PORTFOLIO - 121.1% (Cost $174,650,294)		205,894,619
NET OTHER ASSETS (LIABILITIES) - (21.1)%		(35,878,850)
NET ASSETS - 100%		$ 170,015,769
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,055,824 or 1.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Delphi Automotive PLC	3/25/10 - 12/14/10	$ 1,568,408
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,305
Fidelity Securities Lending Cash Central Fund	57,848
Total	$ 61,153
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 160,574,463	$ 157,518,639	$ 3,055,824	$ -
Nonconvertible Bonds	207,734	-	-	207,734
Money Market Funds	45,112,422	45,112,422	-	-
Total Investments in Securities:	$ 205,894,619	$ 202,631,061	$ 3,055,824	$ 207,734
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	976,015
Cost of Purchases	-
Proceeds of Sales	(10,534,856)
Amortization/Accretion	-
Transfers in to Level 3	9,766,575
Transfers out of Level 3	-
Ending Balance	$ 207,734
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ 976,015

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Significant transfers from Level 2 to Level 3 were attributable to the default of debt securities which under went restructuring and a lack of observable market data for these securities. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	66.1%
Japan	22.3%
Canada	6.6%
Bailiwick of Jersey	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $34,354,415) - See accompanying schedule: Unaffiliated issuers (cost $129,537,872)	$ 160,782,197
Fidelity Central Funds (cost $45,112,422)	45,112,422
Total Investments (cost $174,650,294)		$ 205,894,619
Cash		183,930
Receivable for fund shares sold		1,764,573
Dividends receivable		188,546
Distributions receivable from Fidelity Central Funds		16,312
Prepaid expenses		351
Other receivables		3,972
Total assets		208,052,303

Liabilities
Payable for investments purchased	$ 1,720,950
Payable for fund shares redeemed	354,150
Accrued management fee	71,579
Other affiliated payables	30,551
Other payables and accrued expenses	29,119
Collateral on securities loaned, at value	35,830,185
Total liabilities		38,036,534

Net Assets		$ 170,015,769
Net Assets consist of:
Paid in capital		$ 143,827,769
Distribution in excess of net investment income		(77)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,055,760)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,243,837
Net Assets, for 4,468,755 shares outstanding		$ 170,015,769
Net Asset Value, offering price and redemption price per share ($170,015,769 ÷ 4,468,755 shares)		$ 38.05

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 1,440,506
Interest		42,688
Income from Fidelity Central Funds (including $57,848 from security lending)		61,153
Total income		1,544,347

Expenses
Management fee	$ 880,441
Transfer agent fees	392,005
Accounting and security lending fees	68,575
Custodian fees and expenses	6,531
Independent trustees' compensation	991
Registration fees	38,231
Audit	38,098
Legal	710
Interest	1,080
Miscellaneous	1,508
Total expenses before reductions	1,428,170
Expense reductions	(3,746)	1,424,424
Net investment income (loss)		119,923
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,452,164
Foreign currency transactions	(4,760)
Total net realized gain (loss)		4,447,404
Change in net unrealized appreciation (depreciation) on: Investment securities	(41,641,528)
Assets and liabilities in foreign currencies	(316)
Total change in net unrealized appreciation (depreciation)		(41,641,844)
Net gain (loss)		(37,194,440)
Net increase (decrease) in net assets resulting from operations		$ (37,074,517)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 119,923	$ (375,782)
Net realized gain (loss)	4,447,404	9,012,397
Change in net unrealized appreciation (depreciation)	(41,641,844)	57,048,655
Net increase (decrease) in net assets resulting from operations	(37,074,517)	65,685,270
Distributions to shareholders from net investment income	(45,425)	-
Distributions to shareholders from net realized gain	(9,238,375)	(3,086,154)
Total distributions	(9,283,800)	(3,086,154)
Share transactions Proceeds from sales of shares	130,281,367	420,037,518
Reinvestment of distributions	8,936,839	2,936,075
Cost of shares redeemed	(296,538,707)	(258,021,780)
Net increase (decrease) in net assets resulting from share transactions	(157,320,501)	164,951,813
Redemption fees	62,990	58,011
Total increase (decrease) in net assets	(203,615,828)	227,608,940

Net Assets
Beginning of period	373,631,597	146,022,657
End of period (including distribution in excess of net investment income of $77 and accumulated net investment loss of $6,345, respectively)	$ 170,015,769	$ 373,631,597
Other Information Shares
Sold	3,433,091	10,011,164
Issued in reinvestment of distributions	246,291	85,450
Redeemed	(7,183,045)	(6,740,636)
Net increase (decrease)	(3,503,663)	3,355,978

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 46.87	$ 31.63	$ 10.07	$ 34.23	$ 40.24
Income from Investment Operations
Net investment income (loss) B	.03	(.08)	(.06)	.42	.18
Net realized and unrealized gain (loss)	(6.45)	15.94	21.67	(24.30)	(4.98)
Total from investment operations	(6.42)	15.86	21.61	(23.88)	(4.80)
Distributions from net investment income	(.02)	-	(.07)	(.28)	(.13)
Distributions from net realized gain	(2.41)	(.63)	-	(.01)	(1.11)
Total distributions	(2.42) G	(.63)	(.07)	(.29)	(1.24)
Redemption fees added to paid in capital B	.02	.01	.02	.01	.03
Net asset value, end of period	$ 38.05	$ 46.87	$ 31.63	$ 10.07	$ 34.23
Total Return A	(13.06)%	50.90%	215.39%	(69.99)%	(12.11)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.91%	.99%	1.47%	1.19%
Expenses net of fee waivers, if any	.90%	.91%	.99%	1.15%	1.15%
Expenses net of all reductions	.90%	.91%	.97%	1.15%	1.15%
Net investment income (loss)	.08%	(.19)%	(.23)%	1.73%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,016	$ 373,632	$ 146,023	$ 7,581	$ 25,823
Portfolio turnover rate D	49%	91%	156%	156%	258%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Total distributions of $2.42 per share is comprised of distributions from net investment income of $0.015 and distributions from net realized gain of $2.408 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	7.65%	0.97%	7.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Daniel Kelley, Co-Portfolio Manager of Construction and Housing Portfolio: For the year, the fund returned 7.65%, beating the 6.20% gain of its benchmark, the MSCI® U.S. IM Custom Construction & Housing 25/50 Index, and the S&P 500®. Relative to the MSCI index, industry allocation had the most significant impact overall, followed by security selection. The biggest boost came from strong security selection and an overweighting in the homebuilding segment. In terms of individual contributors, small-cap construction and engineering company Dycom Industries aided performance. Its shares rallied as the telecom industry's push for more bandwidth led to a record backlog of orders. Timely ownership of homebuilder PulteGroup and an investment in national homebuilder D.R. Horton also contributed, as sales trends improved. Stock picks in the home improvement retail space hurt. An overweighting in Equity Residential, a relatively cheap apartment real estate investment trust (REIT) that was able to increase rents, contributed. Lastly, a stake in wallboard manufacturer USG worked like a champ. We bought it late in the period, shortly before it pushed through a price increase that drove the stock higher. Conversely, security selection in the home improvement retail space hurt. The biggest individual detractor was oil and gas engineering and construction company Foster Wheeler. Its shares fell sharply, pressured by a sluggish global economic outlook, an unexpected management change and market share losses. The stock of Quanex Building Products, which makes windows and doors, declined along with the entire building products group. The fund also lost ground from its underexposure to American Campus Community, a student housing REIT with a very strong balance sheet whose shares did especially well during the volatile third quarter of 2011. Quanex and American Campus were not held in the portfolio at period end.

_____________________________________

Note to shareholders: Holger Boerner became Co-Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	19.2	24.4
Lowe's Companies, Inc.	16.0	9.3
Fluor Corp.	6.6	5.1
Equity Residential (SBI)	6.4	9.3
D.R. Horton, Inc.	4.5	2.7
Jacobs Engineering Group, Inc.	3.1	1.5
Toll Brothers, Inc.	2.5	4.6
Lennar Corp. Class A	2.3	3.8
Quanta Services, Inc.	2.3	0.0
Camden Property Trust (SBI)	2.2	4.4
	65.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Specialty Retail	35.2%
Construction & Engineering	20.3%
Real Estate Investment Trusts	20.1%
Household Durables	12.5%
Building Products	5.5%
All Others*	6.4%

As of August 31, 2011
Specialty Retail	33.7%
Real Estate Investment Trusts	25.9%
Construction & Engineering	18.5%
Household Durables	13.5%
Building Products	4.4%
All Others*	4.0%

* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BUILDING PRODUCTS - 5.5%
Building Products - 5.5%
Armstrong World Industries, Inc. (a)	25,600	$ 1,311,232
Lennox International, Inc.	41,900	1,639,547
Masco Corp.	226,400	2,689,632
Owens Corning (a)	97,569	3,088,059
USG Corp. (a)(d)	44,600	635,550
		9,364,020
CONSTRUCTION & ENGINEERING - 20.3%
Construction & Engineering - 20.3%
AECOM Technology Corp. (a)	119,400	2,787,990
Dycom Industries, Inc. (a)	60,900	1,295,952
Fluor Corp.	186,400	11,273,472
Foster Wheeler AG (a)	95,600	2,354,628
Jacobs Engineering Group, Inc. (a)	116,400	5,380,008
KBR, Inc.	79,200	2,876,544
MasTec, Inc. (a)	91,400	1,607,726
Quanta Services, Inc. (a)	185,200	3,870,680
Shaw Group, Inc. (a)	47,150	1,364,521
URS Corp.	47,671	2,080,839
		34,892,360
CONSTRUCTION MATERIALS - 3.0%
Construction Materials - 3.0%
Eagle Materials, Inc.	46,300	1,452,894
Martin Marietta Materials, Inc. (d)	42,600	3,658,062
		5,110,956
HOUSEHOLD DURABLES - 12.5%
Homebuilding - 12.5%
D.R. Horton, Inc.	537,237	7,703,979
Lennar Corp. Class A (d)	167,478	3,915,636
PulteGroup, Inc. (a)	350,483	3,091,260
Ryland Group, Inc.	92,856	1,683,479
Standard Pacific Corp. (a)	163,800	717,444
Toll Brothers, Inc. (a)	187,250	4,392,885
		21,504,683
REAL ESTATE INVESTMENT TRUSTS - 20.1%
Residential REITs - 19.7%
Apartment Investment & Management Co. Class A	74,171	1,842,408
AvalonBay Communities, Inc.	22,659	2,938,193
BRE Properties, Inc.	58,100	2,813,783
Camden Property Trust (SBI)	61,500	3,813,000
Colonial Properties Trust (SBI)	20,600	422,712
Education Realty Trust, Inc.	67,100	689,788
Equity Lifestyle Properties, Inc.	14,700	977,697
Equity Residential (SBI)	194,200	11,048,038
Essex Property Trust, Inc.	14,000	1,959,860
Mid-America Apartment Communities, Inc.	18,890	1,178,169

	Shares	Value
Post Properties, Inc.	84,000	$ 3,668,280
Sun Communities, Inc.	39,300	1,626,627
UDR, Inc.	31,138	779,073
		33,757,628
Retail REITs - 0.4%
CBL & Associates Properties, Inc.	44,500	784,535
TOTAL REAL ESTATE INVESTMENT TRUSTS		34,542,163
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
Diversified Real Estate Activities - 1.1%
The St. Joe Co. (a)	111,600	1,797,876
Real Estate Operating Companies - 1.0%
Forest City Enterprises, Inc. Class A (a)	117,000	1,710,540
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		3,508,416
SPECIALTY RETAIL - 35.2%
Home Improvement Retail - 35.2%
Home Depot, Inc.	691,090	32,875,150
Lowe's Companies, Inc.	970,134	27,532,403
Lumber Liquidators Holdings, Inc. (a)	1,100	24,079
		60,431,632
TOTAL COMMON STOCKS (Cost $153,649,512)		169,354,230
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.12% (b)	594,360	594,360
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,741,535	6,741,535
TOTAL MONEY MARKET FUNDS (Cost $7,335,895)		7,335,895
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $160,985,407)		176,690,125
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(5,176,196)
NET ASSETS - 100%		$ 171,513,929
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,907
Fidelity Securities Lending Cash Central Fund	135,624
Total	$ 137,531
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $6,707,381) - See accompanying schedule: Unaffiliated issuers (cost $153,649,512)	$ 169,354,230
Fidelity Central Funds (cost $7,335,895)	7,335,895
Total Investments (cost $160,985,407)		$ 176,690,125
Receivable for investments sold		2,689,889
Receivable for fund shares sold		679,488
Dividends receivable		17,040
Distributions receivable from Fidelity Central Funds		2,144
Prepaid expenses		137
Other receivables		175
Total assets		180,078,998

Liabilities
Payable for investments purchased	$ 246,809
Payable for fund shares redeemed	1,421,613
Accrued management fee	82,929
Other affiliated payables	40,913
Other payables and accrued expenses	31,270
Collateral on securities loaned, at value	6,741,535
Total liabilities		8,565,069

Net Assets		$ 171,513,929
Net Assets consist of:
Paid in capital		$ 163,049,690
Distributions in excess of net investment income		(52,526)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,187,953)
Net unrealized appreciation (depreciation) on investments		15,704,718
Net Assets, for 4,286,581 shares outstanding		$ 171,513,929
Net Asset Value, offering price and redemption price per share ($171,513,929 ÷ 4,286,581 shares)		$ 40.01

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 1,415,902
Income from Fidelity Central Funds (including $135,624 from security lending)		137,531
Total income		1,553,433

Expenses
Management fee	$ 562,690
Transfer agent fees	282,424
Accounting and security lending fees	40,673
Custodian fees and expenses	9,946
Independent trustees' compensation	562
Registration fees	28,115
Audit	36,632
Legal	339
Miscellaneous	856
Total expenses before reductions	962,237
Expense reductions	(4,052)	958,185
Net investment income (loss)		595,248
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,618,100
Foreign currency transactions	(12,217)
Total net realized gain (loss)		5,605,883
Change in net unrealized appreciation (depreciation) on investment securities		5,586,759
Net gain (loss)		11,192,642
Net increase (decrease) in net assets resulting from operations		$ 11,787,890

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 595,248	$ 569,270
Net realized gain (loss)	5,605,883	5,292,320
Change in net unrealized appreciation (depreciation)	5,586,759	10,423,658
Net increase (decrease) in net assets resulting from operations	11,787,890	16,285,248
Distributions to shareholders from net investment income	(636,876)	(783,306)
Share transactions Proceeds from sales of shares	114,698,637	85,158,733
Reinvestment of distributions	621,770	743,388
Cost of shares redeemed	(67,163,181)	(88,789,200)
Net increase (decrease) in net assets resulting from share transactions	48,157,226	(2,887,079)
Redemption fees	5,297	23,680
Total increase (decrease) in net assets	59,313,537	12,638,543

Net Assets
Beginning of period	112,200,392	99,561,849
End of period (including distributions in excess of net investment income of $52,526 and $0, respectively)	$ 171,513,929	$ 112,200,392
Other Information Shares
Sold	3,099,736	2,478,458
Issued in reinvestment of distributions	17,775	21,868
Redeemed	(1,828,259)	(2,833,936)
Net increase (decrease)	1,289,252	(333,610)

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 37.43	$ 29.89	$ 18.01	$ 33.19	$ 45.98
Income from Investment Operations
Net investment income (loss) B	.21	.18	.22	.31	.26
Net realized and unrealized gain (loss)	2.62	7.63	11.91	(14.35)	(8.49)
Total from investment operations	2.83	7.81	12.13	(14.04)	(8.23)
Distributions from net investment income	(.25)	(.28)	(.25)	(.30)	(.16)
Distributions from net realized gain	-	-	-	(.85)	(4.41)
Total distributions	(.25)	(.28)	(.25)	(1.15)	(4.57)
Redemption fees added to paid in capital B	- G	.01	- G	.01	.01
Net asset value, end of period	$ 40.01	$ 37.43	$ 29.89	$ 18.01	$ 33.19
Total Return A	7.65%	26.24%	67.46%	(43.68)%	(18.11)%
Ratios to Average Net Assets C,E
Expenses before reductions	.96%	.98%	1.01%	1.03%	.98%
Expenses net of fee waivers, if any	.96%	.98%	1.01%	1.03%	.98%
Expenses net of all reductions	.96%	.98%	1.01%	1.02%	.97%
Net investment income (loss)	.59%	.55%	.84%	1.14%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,514	$ 112,200	$ 99,562	$ 82,219	$ 84,685
Portfolio turnover rate D	81%	101%	82%	85%	102%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio A	8.67%	3.26%	4.47%

A Prior to October 1, 2006, Consumer Discretionary Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from John Harris, Portfolio Manager of Consumer Discretionary Portfolio for the period covered by this update: For the year, the fund returned 8.67%, underperforming the 11.29% gain of the MSCI® U.S. IM Consumer Discretionary 25/50 Index, but outperforming the S&P 500®. Relative to the MSCI index, a large portion of the fund's underperformance was due to weak stock picking in restaurants and unfavorable positioning in movies/entertainment. Within restaurants, the fund was hurt by underweighting fast-food industry giant and major index component McDonald's, as well as not owning Yum! Brands - operator of KFC, Pizza Hut and Taco Bell. In movies/entertainment, underweighting media giant News Corp. was the fund's biggest individual detractor, as the stock rebounded as concerns receded about risks to the company from a phone-hacking scandal and in response to better-than-expected earnings. Elsewhere, a stake in office supply retailer OfficeMax hurt, with its stock price falling on failed turnaround initiatives. Some poor choices in apparel retail detracted, including overweightings in urban-oriented off-price chain Citi Trends and lifestyle clothier Urban Outfitters. In hotels/resorts/cruise lines, an investment in Starwood Hotels & Resorts Worldwide hurt when the company suffered from its exposure to Europe during a time of economic uncertainty there. Lastly, unfavorable stock selection in Internet retail and leisure products hampered results. On the positive side, favorable positioning in automobile manufacturers boosted relative performance, including underweightings in benchmark heavyweights Ford Motor and General Motors, which underperformed along with the entire domestic auto industry. Automotive-related plays also paid off, including not owning index component and major domestic auto manufacturer supplier Johnson Controls in the auto parts/equipment area. Casinos/gaming was a bright spot, with a significant overweighting in Las Vegas Sands generating strong results. Within specialty stores, overweighting farm equipment retailer Tractor Supply buoyed performance. The fund also benefited from favorable stock picking in home furnishings, including a position in premium mattress manufacturer Tempur-Pedic. A number of the stocks I've discussed here were sold from the fund prior to period end.

_____________________________________

Note to shareholders: Effective April 30, 2012, Gordon Scott will become Portfolio Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
McDonald's Corp.	6.2	5.8
The Walt Disney Co.	6.1	2.9
Amazon.com, Inc.	4.9	6.6
Comcast Corp. Class A	4.8	0.0
Home Depot, Inc.	4.2	4.4
Lowe's Companies, Inc.	4.1	3.5
Time Warner, Inc.	3.6	3.2
Starbucks Corp.	3.5	2.9
Bed Bath & Beyond, Inc.	3.4	2.9
NIKE, Inc. Class B	3.2	0.8
	44.0
Top Industries (% of fund's net assets)
As of February 29, 2012
Specialty Retail	25.2%
Media	23.4%
Hotels, Restaurants & Leisure	20.1%
Textiles, Apparel & Luxury Goods	7.9%
Internet & Catalog Retail	6.2%
All Others*	17.2%

As of August 31, 2011
Specialty Retail	23.2%
Media	21.7%
Hotels, Restaurants & Leisure	21.6%
Internet & Catalog Retail	8.7%
Textiles, Apparel & Luxury Goods	6.6%
All Others*	18.2%

* Includes short-term investments and net other assets.

Annual Report

Consumer Discretionary Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
AUTO COMPONENTS - 1.2%
Auto Parts & Equipment - 1.2%
Delphi Automotive PLC	53,900	$ 1,724,800
Tenneco, Inc. (a)	43,130	1,660,505
		3,385,305
AUTOMOBILES - 3.7%
Automobile Manufacturers - 3.7%
Bayerische Motoren Werke AG (BMW)	22,270	2,059,856
Ford Motor Co.	661,894	8,194,248
		10,254,104
DIVERSIFIED CONSUMER SERVICES - 1.9%
Education Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)	5,935	253,068
Specialized Consumer Services - 1.8%
Sotheby's Class A (Ltd. vtg.)	45,091	1,773,880
Steiner Leisure Ltd. (a)	12,733	637,159
Weight Watchers International, Inc.	31,940	2,490,681
		4,901,720
TOTAL DIVERSIFIED CONSUMER SERVICES		5,154,788
HOTELS, RESTAURANTS & LEISURE - 20.1%
Casinos & Gaming - 4.0%
International Game Technology	73,600	1,105,472
Las Vegas Sands Corp.	155,850	8,666,819
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	111,600	1,409,508
		11,181,799
Hotels, Resorts & Cruise Lines - 1.2%
Wyndham Worldwide Corp.	79,530	3,498,525
Restaurants - 14.9%
Arcos Dorados Holdings, Inc.	23,100	485,562
BJ's Restaurants, Inc. (a)	41,584	2,064,646
Bravo Brio Restaurant Group, Inc. (a)	31,781	612,738
Darden Restaurants, Inc.	47,290	2,411,317
Dunkin' Brands Group, Inc. (a)(d)	32,160	933,926
McDonald's Corp.	173,445	17,219,618
Ruth's Hospitality Group, Inc. (a)	353,390	2,201,620
Starbucks Corp.	201,015	9,761,288
Texas Roadhouse, Inc. Class A	340,300	5,693,219
		41,383,934
TOTAL HOTELS, RESTAURANTS & LEISURE		56,064,258
HOUSEHOLD DURABLES - 2.9%
Consumer Electronics - 0.7%
Harman International Industries, Inc.	38,425	1,887,820
Home Furnishings - 1.3%
Tempur-Pedic International, Inc. (a)	45,300	3,578,700

	Shares	Value
Homebuilding - 0.9%
Lennar Corp. Class A (d)	107,789	$ 2,520,107
TOTAL HOUSEHOLD DURABLES		7,986,627
INTERNET & CATALOG RETAIL - 6.2%
Internet Retail - 6.2%
Amazon.com, Inc. (a)	75,495	13,565,697
Groupon, Inc. Class A (a)(d)	85,200	1,679,718
Priceline.com, Inc. (a)	3,000	1,881,060
		17,126,475
INTERNET SOFTWARE & SERVICES - 0.7%
Internet Software & Services - 0.7%
Bankrate, Inc.	29,000	691,360
Google, Inc. Class A (a)	2,200	1,360,150
		2,051,510
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Leisure Products - 0.8%
Hasbro, Inc.	63,882	2,256,312
MEDIA - 23.4%
Broadcasting - 3.2%
CBS Corp. Class B	142,325	4,255,518
Discovery Communications, Inc. (a)	40,300	1,879,995
Liberty Media Corp. Capital Series A (a)	31,618	2,842,142
		8,977,655
Cable & Satellite - 9.0%
Comcast Corp. Class A	456,878	13,423,076
DIRECTV (a)	15,524	719,072
DISH Network Corp. Class A	79,401	2,316,127
Sirius XM Radio, Inc. (a)(d)	1,852,500	4,186,650
Time Warner Cable, Inc.	20,514	1,627,581
Virgin Media, Inc.	108,225	2,727,270
		24,999,776
Movies & Entertainment - 11.2%
News Corp. Class A	212,263	4,217,666
The Walt Disney Co.	405,030	17,007,210
Time Warner, Inc.	269,909	10,043,314
		31,268,190
TOTAL MEDIA		65,245,621
MULTILINE RETAIL - 4.9%
General Merchandise Stores - 4.9%
Dollar Tree, Inc. (a)	57,983	5,132,075
Target Corp.	150,155	8,512,287
		13,644,362
Common Stocks - continued
	Shares	Value
SOFTWARE - 0.5%
Home Entertainment Software - 0.5%
Take-Two Interactive Software, Inc. (a)	89,000	$ 1,375,050
Zynga, Inc. (d)	677	8,916
		1,383,966
SPECIALTY RETAIL - 25.2%
Apparel Retail - 5.7%
Body Central Corp. (a)	25,824	718,940
Express, Inc. (a)	69,200	1,646,960
Limited Brands, Inc.	129,540	6,027,496
TJX Companies, Inc.	203,700	7,457,457
		15,850,853
Automotive Retail - 2.8%
Advance Auto Parts, Inc.	42,974	3,668,690
AutoZone, Inc. (a)	8,000	2,995,840
O'Reilly Automotive, Inc. (a)	12,800	1,107,200
		7,771,730
Computer & Electronics Retail - 0.9%
Best Buy Co., Inc.	107,500	2,655,250
Home Improvement Retail - 8.8%
Home Depot, Inc.	242,500	11,535,725
Lowe's Companies, Inc.	406,009	11,522,535
Lumber Liquidators Holdings, Inc. (a)(d)	65,400	1,431,606
		24,489,866
Homefurnishing Retail - 4.2%
Bed Bath & Beyond, Inc. (a)	157,031	9,381,032
Mattress Firm Holding Corp. (d)	21,700	721,308
Pier 1 Imports, Inc. (a)	99,600	1,710,132
		11,812,472
Specialty Stores - 2.8%
Sally Beauty Holdings, Inc. (a)	86,900	2,068,220
Tractor Supply Co.	42,123	3,600,253
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	24,130	2,008,581
		7,677,054
TOTAL SPECIALTY RETAIL		70,257,225
TEXTILES, APPAREL & LUXURY GOODS - 7.9%
Apparel, Accessories & Luxury Goods - 4.1%
Coach, Inc.	26,300	1,968,292

	Shares	Value
PVH Corp.	33,802	$ 2,873,508
Ralph Lauren Corp.	17,350	3,014,216
VF Corp.	23,786	3,473,945
		11,329,961
Footwear - 3.8%
Deckers Outdoor Corp. (a)(d)	24,300	1,816,668
NIKE, Inc. Class B	82,078	8,857,858
		10,674,526
TOTAL TEXTILES, APPAREL & LUXURY GOODS		22,004,487
TOTAL COMMON STOCKS (Cost $224,625,029)		276,815,040
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.12% (b)	4,686,834	4,686,834
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	12,522,000	12,522,000
TOTAL MONEY MARKET FUNDS (Cost $17,208,834)		17,208,834
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $241,833,863)		294,023,874
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(15,499,835)
NET ASSETS - 100%		$ 278,524,039
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,550
Fidelity Securities Lending Cash Central Fund	189,904
Total	$ 193,454
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $11,943,860) - See accompanying schedule: Unaffiliated issuers (cost $224,625,029)	$ 276,815,040
Fidelity Central Funds (cost $17,208,834)	17,208,834
Total Investments (cost $241,833,863)		$ 294,023,874
Receivable for investments sold		5,019,382
Receivable for fund shares sold		299,698
Dividends receivable		331,682
Distributions receivable from Fidelity Central Funds		40,635
Prepaid expenses		501
Other receivables		2,867
Total assets		299,718,639

Liabilities
Payable for investments purchased	$ 8,409,226
Payable for fund shares redeemed	50,698
Accrued management fee	123,762
Other affiliated payables	56,118
Other payables and accrued expenses	32,796
Collateral on securities loaned, at value	12,522,000
Total liabilities		21,194,600

Net Assets		$ 278,524,039
Net Assets consist of:
Paid in capital		$ 228,970,592
Undistributed net investment income		208,928
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,845,492)
Net unrealized appreciation (depreciation) on investments		52,190,011
Net Assets, for 10,725,236 shares outstanding		$ 278,524,039
Net Asset Value, offering price and redemption price per share ($278,524,039 ÷ 10,725,236 shares)		$ 25.97

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 3,285,062
Income from Fidelity Central Funds (including $189,904 from security lending)		193,454
Total income		3,478,516

Expenses
Management fee	$ 1,218,810
Transfer agent fees	532,974
Accounting and security lending fees	86,516
Custodian fees and expenses	24,019
Independent trustees' compensation	1,268
Registration fees	25,098
Audit	43,199
Legal	722
Miscellaneous	1,682
Total expenses before reductions	1,934,288
Expense reductions	(26,524)	1,907,764
Net investment income (loss)		1,570,752
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $23,045)	(1,855,538)
Foreign currency transactions	(55,403)
Total net realized gain (loss)		(1,910,941)
Change in net unrealized appreciation (depreciation) on: Investment securities	19,673,113
Assets and liabilities in foreign currencies	120
Total change in net unrealized appreciation (depreciation)		19,673,233
Net gain (loss)		17,762,292
Net increase (decrease) in net assets resulting from operations		$ 19,333,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,570,752	$ 336,057
Net realized gain (loss)	(1,910,941)	11,411,359
Change in net unrealized appreciation (depreciation)	19,673,233	22,349,720
Net increase (decrease) in net assets resulting from operations	19,333,044	34,097,136
Distributions to shareholders from net investment income	(1,192,808)	(368,849)
Distributions to shareholders from net realized gain	(7,465,053)	(911,441)
Total distributions	(8,657,861)	(1,280,290)
Share transactions Proceeds from sales of shares	134,058,752	196,721,754
Reinvestment of distributions	8,554,881	1,230,039
Cost of shares redeemed	(77,852,268)	(104,711,980)
Net increase (decrease) in net assets resulting from share transactions	64,761,365	93,239,813
Redemption fees	4,336	15,686
Total increase (decrease) in net assets	75,440,884	126,072,345

Net Assets
Beginning of period	203,083,155	77,010,810
End of period (including undistributed net investment income of $208,928 and $0, respectively)	$ 278,524,039	$ 203,083,155
Other Information Shares
Sold	5,545,938	8,739,845
Issued in reinvestment of distributions	353,027	50,160
Redeemed	(3,302,815)	(4,637,683)
Net increase (decrease)	2,596,150	4,152,322

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.98	$ 19.37	$ 11.67	$ 19.70	$ 26.85
Income from Investment Operations
Net investment income (loss)B	.17	.05	.06	.10	.01
Net realized and unrealized gain (loss)	1.91	5.71	7.70	(8.05)	(3.95)
Total from investment operations	2.08	5.76	7.76	(7.95)	(3.94)
Distributions from net investment income	(.12)	(.05)	(.06)	(.08)	(.06)
Distributions from net realized gain	(.97)	(.10)	-	(.01)	(3.15)
Total distributions	(1.09)	(.15)	(.06)	(.09)	(3.21)
Redemption fees added to paid in capital B	- G	- G	- G	.01	- G
Net asset value, end of period	$ 25.97	$ 24.98	$ 19.37	$ 11.67	$ 19.70
Total Return A	8.67%	29.75%	66.54%	(40.37)%	(16.15)%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.96%	1.10%	1.19%	1.12%
Expenses net of fee waivers, if any	.89%	.96%	1.10%	1.15%	1.12%
Expenses net of all reductions	.88%	.95%	1.08%	1.15%	1.12%
Net investment income (loss)	.72%	.23%	.37%	.62%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,524	$ 203,083	$ 77,011	$ 21,325	$ 24,297
Portfolio turnover rate D	174%	196%	134%	71%	108%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	16.85%	8.06%	9.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Jean Park, Portfolio Manager of Leisure Portfolio: For the year, the fund rose 16.85%, ahead of the 14.80% return of the MSCI® U.S. IM Consumer Services 25/50 Index and the broad-based S&P 500®. Relative to the MSCI index, security selection, most notably in the hotels/resorts/cruise lines category, was the primary contributor. An underweighting in education services also was helpful, though partially offset by my picks in this group. While stock selection among restaurants was positive, much of the benefit was countered by an underweighting in this strong-performing category. The fund's top individual contributor was Starbucks, which continued to draw upon its success from solid same-store-sales and expansion into the instant coffee, single-serving coffee pod and grocery channel markets. In casinos/gaming, an out-of-index position in casino operator Melco PBL Entertainment, whose stock gained on its casino operations in the Macau gaming market, also added to performance. Among hotels, Wyndham Worldwide provided a boost, as business travel ticked upward and the economic landscape improved. Lastly, underweighting two cruise lines, Royal Caribbean Cruises and Carnival, proved beneficial. I sold Royal Caribbean by period end. Conversely, stock selection in leisure products hurt, as did holdings in casinos/gaming and apparel accessories/luxury goods. Looking at individual stocks, the fund's large underweighting in fast-food chain McDonald's was the largest relative detractor. Despite holding an average of 15% of the fund's assets in this strong, steadily growing company, versus roughly 23% for the MSCI index, I sought to capture higher rates of growth by emphasizing other stocks - mostly from the smaller-capitalization tier - where I believed the fund could reap more rewards. Also within restaurants, underweighting quick-service restaurant company Yum! Brands, which owns the Pizza Hut, Taco Bell and KFC chains, proved harmful. I opted to own larger stakes in Starbucks and McDonald's because I believed Yum! was relatively overvalued in comparison. However, later in the year, Yum! earnings beat analysts' expectations, the stock rose strongly and the fund missed out on that gain. Turning to casinos/gaming, overweighting slot machine manufacturer WMS Industries hurt. Anticipated demand for new machines did not materialize, and I sold the stock in August.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	17.5	14.6
McDonald's Corp.	15.6	15.5
Las Vegas Sands Corp.	9.3	6.2
Wyndham Worldwide Corp.	5.8	4.0
Chipotle Mexican Grill, Inc.	4.8	3.6
Yum! Brands, Inc.	4.7	4.1
Starwood Hotels & Resorts Worldwide, Inc.	3.9	4.9
Panera Bread Co. Class A	3.5	3.0
Las Vegas Sands Corp. warrants 11/16/13	2.2	2.4
International Game Technology	2.2	0.0
	69.5
Top Industries (% of fund's net assets)
As of February 29, 2012
Hotels, Restaurants & Leisure	85.0%
Diversified Consumer Services	6.9%
Textiles, Apparel & Luxury Goods	2.5%
Household Durables	1.3%
Leisure Equipment & Products	1.1%
All Others*	3.2%

As of August 31, 2011
Hotels, Restaurants & Leisure	82.0%
Diversified Consumer Services	6.9%
Leisure Equipment & Products	1.3%
Textiles, Apparel & Luxury Goods	1.2%
Software	0.6%
All Others*	8.0%

* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 6.9%
Education Services - 3.0%
DeVry, Inc.	152,000	$ 5,400,560
ITT Educational Services, Inc. (a)(d)	50,812	3,487,736
K12, Inc. (a)(d)	203,246	4,381,984
		13,270,280
Specialized Consumer Services - 3.9%
Carriage Services, Inc.	210,002	1,257,912
Steiner Leisure Ltd. (a)	151,523	7,582,211
Stewart Enterprises, Inc. Class A	287,852	1,790,439
Weight Watchers International, Inc.	81,160	6,328,857
		16,959,419
TOTAL DIVERSIFIED CONSUMER SERVICES		30,229,699
HOTELS, RESTAURANTS & LEISURE - 84.9%
Casinos & Gaming - 17.3%
International Game Technology	634,300	9,527,186
Las Vegas Sands Corp.	737,100	40,990,131
Las Vegas Sands Corp. warrants 11/16/13 (a)	11,700	9,674,007
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	662,301	8,364,862
MGM Mirage, Inc. (a)	167,160	2,301,793
Penn National Gaming, Inc. (a)	6,812	289,851
Pinnacle Entertainment, Inc. (a)	455,000	5,009,550
		76,157,380
Hotels, Resorts & Cruise Lines - 12.0%
Carnival Corp. unit	228,705	6,927,474
Orient Express Hotels Ltd. Class A (a)	314,140	3,106,845
Starwood Hotels & Resorts Worldwide, Inc.	315,800	17,021,620
Wyndham Worldwide Corp.	584,800	25,725,352
		52,781,291
Leisure Facilities - 0.9%
Cedar Fair LP (depository unit)	135,400	3,857,546
Restaurants - 54.7%
Arcos Dorados Holdings, Inc.	30,500	641,110
BJ's Restaurants, Inc. (a)	106,500	5,287,725
Bravo Brio Restaurant Group, Inc. (a)	76,100	1,467,208
Brinker International, Inc.	175,500	4,842,045
Chipotle Mexican Grill, Inc. (a)	54,109	21,114,414
Darden Restaurants, Inc.	43,200	2,202,768
Denny's Corp. (a)	1,223,794	5,078,745
Dunkin' Brands Group, Inc. (a)(d)	170,760	4,958,870
McDonald's Corp.	691,400	68,642,192
Panera Bread Co. Class A (a)	100,600	15,550,748
Ruth's Hospitality Group, Inc. (a)	502,122	3,128,220
Spur Corp. Ltd.	1,373,500	2,808,248
Starbucks Corp.	1,588,600	77,142,415

	Shares	Value
Texas Roadhouse, Inc. Class A	457,000	$ 7,645,610
Yum! Brands, Inc.	312,200	20,680,128
		241,190,446
TOTAL HOTELS, RESTAURANTS & LEISURE		373,986,663
HOUSEHOLD DURABLES - 1.3%
Household Appliances - 0.5%
iRobot Corp. (a)(d)	79,000	2,016,080
Housewares & Specialties - 0.8%
Tupperware Brands Corp.	59,900	3,755,131
TOTAL HOUSEHOLD DURABLES		5,771,211
INTERNET & CATALOG RETAIL - 0.5%
Internet Retail - 0.5%
Groupon, Inc. Class A (a)(d)	124,000	2,444,660
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Leisure Products - 1.1%
Hasbro, Inc.	98,400	3,475,488
Summer Infant, Inc. (a)	209,253	1,253,425
		4,728,913
PERSONAL PRODUCTS - 0.5%
Personal Products - 0.5%
Nu Skin Enterprises, Inc. Class A	39,900	2,304,624
SOFTWARE - 0.5%
Application Software - 0.5%
Intuit, Inc.	39,100	2,261,544
SPECIALTY RETAIL - 0.4%
Apparel Retail - 0.1%
Express, Inc. (a)	26,100	621,180
Specialty Stores - 0.3%
MarineMax, Inc. (a)	138,477	1,118,894
TOTAL SPECIALTY RETAIL		1,740,074
TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Apparel, Accessories & Luxury Goods - 1.8%
Christian Dior SA	14,000	2,171,886
G-III Apparel Group Ltd. (a)	54,900	1,368,108
PVH Corp.	53,500	4,548,035
		8,088,029
Footwear - 0.7%
Deckers Outdoor Corp. (a)	40,000	2,990,400
TOTAL TEXTILES, APPAREL & LUXURY GOODS		11,078,429
TOTAL COMMON STOCKS (Cost $282,570,425)		434,545,817
Convertible Bonds - 0.1%
	Principal Amount	Value
HOTELS, RESTAURANTS & LEISURE - 0.1%
Casinos & Gaming - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15 (Cost $300,000)	$ 300,000	$ 321,375
Money Market Funds - 4.9%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c) (Cost $21,352,668)	21,352,668	21,352,668
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $304,223,093)		456,219,860
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(15,712,429)
NET ASSETS - 100%		$ 440,507,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,119
Fidelity Securities Lending Cash Central Fund	207,388
Total	$ 220,507
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 434,545,817	$ 424,871,810	$ 9,674,007	$ -
Convertible Bonds	321,375	-	321,375	-
Money Market Funds	21,352,668	21,352,668	-	-
Total Investments in Securities:	$ 456,219,860	$ 446,224,478	$ 9,995,382	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $20,485,858) - See accompanying schedule: Unaffiliated issuers (cost $282,870,425)	$ 434,867,192
Fidelity Central Funds (cost $21,352,668)	21,352,668
Total Investments (cost $304,223,093)		$ 456,219,860
Receivable for investments sold		14,418,590
Receivable for fund shares sold		1,826,436
Dividends receivable		583,130
Interest receivable		4,781
Distributions receivable from Fidelity Central Funds		46,019
Prepaid expenses		792
Other receivables		1,696
Total assets		473,101,304

Liabilities
Payable to custodian bank	$ 1,421,379
Payable for investments purchased	5,911,145
Payable for fund shares redeemed	3,577,156
Accrued management fee	204,606
Other affiliated payables	95,113
Other payables and accrued expenses	31,806
Collateral on securities loaned, at value	21,352,668
Total liabilities		32,593,873

Net Assets		$ 440,507,431
Net Assets consist of:
Paid in capital		$ 290,279,736
Undistributed net investment income		598,610
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,367,770)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,996,855
Net Assets, for 4,134,985 shares outstanding		$ 440,507,431
Net Asset Value, offering price and redemption price per share ($440,507,431 ÷ 4,134,985 shares)		$ 106.53

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 5,667,437
Interest		12,750
Income from Fidelity Central Funds (including $207,388 from security lending)		220,507
Total income		5,900,694

Expenses
Management fee	$ 2,143,788
Transfer agent fees	896,648
Accounting and security lending fees	152,664
Custodian fees and expenses	24,132
Independent trustees' compensation	2,299
Registration fees	35,423
Audit	37,525
Legal	1,329
Interest	879
Miscellaneous	3,747
Total expenses before reductions	3,298,434
Expense reductions	(7,755)	3,290,679
Net investment income (loss)		2,610,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,824,502
Foreign currency transactions	(12,329)
Total net realized gain (loss)		3,812,173
Change in net unrealized appreciation (depreciation) on: Investment securities	51,611,175
Assets and liabilities in foreign currencies	165
Total change in net unrealized appreciation (depreciation)		51,611,340
Net gain (loss)		55,423,513
Net increase (decrease) in net assets resulting from operations		$ 58,033,528

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,610,015	$ 2,293,959
Net realized gain (loss)	3,812,173	18,442,157
Change in net unrealized appreciation (depreciation)	51,611,340	59,702,313
Net increase (decrease) in net assets resulting from operations	58,033,528	80,438,429
Distributions to shareholders from net investment income	(358,648)	(2,395,694)
Distributions to shareholders from net realized gain	(19,922)	-
Total distributions	(378,570)	(2,395,694)
Share transactions Proceeds from sales of shares	191,824,059	420,614,456
Reinvestment of distributions	362,956	2,282,644
Cost of shares redeemed	(220,590,207)	(314,230,216)
Net increase (decrease) in net assets resulting from share transactions	(28,403,192)	108,666,884
Redemption fees	17,007	64,309
Total increase (decrease) in net assets	29,268,773	186,773,928

Net Assets
Beginning of period	411,238,658	224,464,730
End of period (including undistributed net investment income of $598,610 and undistributed net investment income of $354,950, respectively)	$ 440,507,431	$ 411,238,658
Other Information Shares
Sold	2,002,224	5,018,455
Issued in reinvestment of distributions	3,903	25,808
Redeemed	(2,377,349)	(3,745,003)
Net increase (decrease)	(371,222)	1,299,260

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 91.26	$ 69.99	$ 46.24	$ 69.03	$ 79.61
Income from Investment Operations
Net investment income (loss) B	.64	.55	.43	.60	.69
Net realized and unrealized gain (loss)	14.73	21.22	23.73	(22.57)	(5.73)
Total from investment operations	15.37	21.77	24.16	(21.97)	(5.04)
Distributions from net investment income	(.09)	(.52)	(.41)	(.54)	(.55)
Distributions from net realized gain	(.01)	-	-	(.28)	(4.99)
Total distributions	(.10)	(.52)	(.41)	(.82)	(5.54)
Redemption fees added to paid in capital B	- G	.02	- G	- G	- G
Net asset value, end of period	$ 106.53	$ 91.26	$ 69.99	$ 46.24	$ 69.03
Total Return A	16.85%	31.16%	52.35%	(32.07)%	(7.09)%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.90%	.94%	.93%	.91%
Expenses net of fee waivers, if any	.86%	.90%	.94%	.93%	.91%
Expenses net of all reductions	.86%	.89%	.93%	.93%	.91%
Net investment income (loss)	.68%	.66%	.70%	1.00%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 440,507	$ 411,239	$ 224,465	$ 159,115	$ 210,424
Portfolio turnover rate D	77%	112%	99%	120%	74%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	2.73%	4.41%	7.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Kristina Salen, Portfolio Manager of Multimedia Portfolio: For the one-year period ending February 29, 2012, the fund returned 2.73%, lagging the 5.12% result of its industry benchmark, the MSCI® U.S. IM Media 25/50 Index, and the broad-based S&P 500® Index. Versus the MSCI index, NII Holdings, Interpublic Group of Companies and AOL all hurt results, as each company suffered from disappointing earnings during the 12 months. Cable provider NII Holdings was hampered by a multitude of issues in the third quarter, including the delayed rollout of one of its services, along with adverse currency exposure to emerging markets. An untimely overweighting in Interpublic Group, an advertising agency conglomerate, hurt when the company announced it missed earnings and revenue expectations, and the stock plunged in July. On average, the fund was underweighted in the stock. I sold AOL from the fund by period end. An out-of-index stake in Demand Media was the biggest relative detractor. The online content developer produces the website eHow.com and is the largest supplier of content to Internet search engine Google. Concern that a change to Google's patented search algorithm would negatively affect Demand hampered its stock. Elsewhere, an underweighting in McGraw-Hill proved detrimental. The firm is both a textbook publisher and the owner of credit-rating agency Standard & Poor's, another division of the company I was negative on. McGraw-Hill's intention to split its ratings agency from the publishing division helped the stock, but I still believed its textbook business would suffer from a lack of state-funded purchases of new schoolbooks, due to budget shortages. On the flip side, underweighting Cablevision Systems, the third-largest cable/video service provider in the U.S., helped the most. The company faced increasing competition during the period, and concern about Cablevision's long-term management structure, coupled with continued earnings misses, led the stock to underperform. The fund's out-of-benchmark position in Dentsu was the right call. The firm is the largest ad agency in Japan, the company's headquarters. Some successful global acquisitions later in the period helped buoy the stock. The fund has had a longstanding overweighting in Discovery Communications, owner of the Discovery Channel and other digital media services. I've believed that, over time, Discovery would have outsized growth relative to other cable networks, particularly in affiliate fees and advertising. The stock benefited from positive earnings surprises during the period, which helped lift the fund's results. Not owning ad firm and index constituent China MediaExpress Holdings was helpful, as the stock plummeted in May on news of an accounting fraud scandal at the company.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	14.2	14.0
Comcast Corp. Class A	10.7	9.6
Time Warner, Inc.	6.3	8.0
News Corp. Class A	6.0	6.0
Time Warner Cable, Inc.	5.0	5.0
CBS Corp. Class B	4.2	4.2
DIRECTV	4.0	8.8
Viacom, Inc. Class B (non-vtg.)	3.9	5.0
Liberty Media Corp. Capital Series A	3.5	3.5
Sirius XM Radio, Inc.	3.0	1.8
	60.8
Top Industries (% of fund's net assets)
As of February 29, 2012
Media	93.0%
Internet Software & Services	1.8%
Software	1.1%
Internet & Catalog Retail	0.4%
Wireless Telecommunication Services	0.1%
All Others*	3.6%

As of August 31, 2011
Media	90.8%
Internet Software & Services	5.0%
Internet & Catalog Retail	0.7%
Wireless Telecommunication Services	0.6%
All Others*	2.9%

* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
INTERNET & CATALOG RETAIL - 0.4%
Internet Retail - 0.4%
Amazon.com, Inc. (a)	1,300	$ 233,597
Groupon, Inc. Class A (a)(d)	23,300	459,360
		692,957
INTERNET SOFTWARE & SERVICES - 1.8%
Internet Software & Services - 1.8%
Active Network, Inc.	29,300	468,800
Baidu.com, Inc. sponsored ADR (a)	5,700	779,190
Bankrate, Inc.	21,600	514,944
Demand Media, Inc. (a)(d)	26,700	183,162
Mail.ru Group Ltd. GDR (Reg. S) (a)	11,800	466,690
Yandex NV	36,300	773,190
		3,185,976
MEDIA - 93.0%
Advertising - 5.2%
Aegis Group PLC	345,150	948,235
Interpublic Group of Companies, Inc.	225,804	2,646,423
Lamar Advertising Co. Class A (a)	15,900	519,930
National CineMedia, Inc.	23,000	365,930
Omnicom Group, Inc.	89,300	4,414,992
ReachLocal, Inc. (a)	90,900	709,020
		9,604,530
Broadcasting - 15.1%
Antena 3 de Television SA	20,500	122,895
Belo Corp. Series A	226,900	1,626,873
CBS Corp. Class B	260,200	7,779,980
Discovery Communications, Inc. (a)	68,150	3,179,198
Discovery Communications, Inc. Class C (non-vtg.) (a)	74,050	3,218,213
Entercom Communications Corp. Class A (a)	81,000	567,000
Liberty Media Corp. Capital Series A (a)	71,193	6,399,539
LIN TV Corp. Class A (a)	248,700	1,024,644
Scripps Networks Interactive, Inc. Class A	46,000	2,079,200
Sinclair Broadcast Group, Inc. Class A	140,700	1,606,794
		27,604,336
Cable & Satellite - 33.8%
Cablevision Systems Corp. - NY Group Class A	177,600	2,527,248
Charter Communications, Inc. Class A (a)	17,700	1,122,357
Comcast Corp.:
Class A	667,450	19,609,681
Class A (special) (non-vtg.)	127,100	3,633,789
DIRECTV (a)	157,813	7,309,898
DISH Network Corp. Class A	128,500	3,748,345
Liberty Global, Inc.:
Class A (a)	45,175	2,266,882
Class C (a)	42,100	2,018,695
Sirius XM Radio, Inc. (a)(d)	2,446,860	5,529,904

	Shares	Value
Time Warner Cable, Inc.	114,669	$ 9,097,838
Virgin Media, Inc. (d)	198,100	4,992,120
		61,856,757
Movies & Entertainment - 34.0%
Cinemark Holdings, Inc.	91,200	1,907,904
DreamWorks Animation SKG, Inc. Class A (a)(d)	80,100	1,382,526
Lions Gate Entertainment Corp. (a)(d)	116,700	1,596,456
News Corp. Class A	550,582	10,940,064
Regal Entertainment Group Class A (d)	133,200	1,840,824
The Walt Disney Co.	619,504	26,012,971
Time Warner, Inc.	309,066	11,500,346
Viacom, Inc. Class B (non-vtg.)	149,200	7,104,904
		62,285,995
Publishing - 4.9%
E.W. Scripps Co. Class A (a)	116,300	1,107,176
Gannett Co., Inc.	124,000	1,840,160
John Wiley & Sons, Inc. Class A	15,500	703,700
McGraw-Hill Companies, Inc.	108,600	5,054,244
The New York Times Co. Class A (a)	52,600	346,634
		9,051,914
TOTAL MEDIA		170,403,532
SOFTWARE - 1.1%
Home Entertainment Software - 1.1%
Electronic Arts, Inc. (a)	21,600	352,728
Nexon Co. Ltd. (d)	17,500	252,937
Take-Two Interactive Software, Inc. (a)	82,100	1,268,445
Zynga, Inc. (d)	13,900	183,063
		2,057,173
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (a)	14,100	252,108
TOTAL COMMON STOCKS (Cost $128,849,681)		176,591,746
Money Market Funds - 12.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	6,011,517	$ 6,011,517
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	16,417,050	16,417,050
TOTAL MONEY MARKET FUNDS (Cost $22,428,567)		22,428,567
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $151,278,248)		199,020,313
NET OTHER ASSETS (LIABILITIES) - (8.7)%		(15,863,673)
NET ASSETS - 100%		$ 183,156,640
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,973
Fidelity Securities Lending Cash Central Fund	237,274
Total	$ 241,247
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $15,402,748) - See accompanying schedule: Unaffiliated issuers (cost $128,849,681)	$ 176,591,746
Fidelity Central Funds (cost $22,428,567)	22,428,567
Total Investments (cost $151,278,248)		$ 199,020,313
Receivable for investments sold		327,740
Receivable for fund shares sold		463,834
Dividends receivable		225,725
Distributions receivable from Fidelity Central Funds		9,859
Prepaid expenses		458
Other receivables		166
Total assets		200,048,095

Liabilities
Payable for investments purchased	$ 150,143
Payable for fund shares redeemed	170,808
Accrued management fee	82,638
Other affiliated payables	40,616
Other payables and accrued expenses	30,200
Collateral on securities loaned, at value	16,417,050
Total liabilities		16,891,455

Net Assets		$ 183,156,640
Net Assets consist of:
Paid in capital		$ 139,156,244
Distributions in excess of net investment income		(52,199)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,689,482)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,742,077
Net Assets, for 3,777,772 shares outstanding		$ 183,156,640
Net Asset Value, offering price and redemption price per share ($183,156,640 ÷ 3,777,772 shares)		$ 48.48

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 2,603,732
Income from Fidelity Central Funds (including $237,274 from security lending)		241,247
Total income		2,844,979

Expenses
Management fee	$ 1,030,406
Transfer agent fees	466,748
Accounting and security lending fees	74,790
Custodian fees and expenses	9,688
Independent trustees' compensation	1,094
Registration fees	32,058
Audit	41,533
Legal	742
Interest	803
Miscellaneous	1,570
Total expenses before reductions	1,659,432
Expense reductions	(5,659)	1,653,773
Net investment income (loss)		1,191,206
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,289,088)
Foreign currency transactions	(11,728)
Total net realized gain (loss)		(3,300,816)
Change in net unrealized appreciation (depreciation) on: Investment securities	(611,263)
Assets and liabilities in foreign currencies	12
Total change in net unrealized appreciation (depreciation)		(611,251)
Net gain (loss)		(3,912,067)
Net increase (decrease) in net assets resulting from operations		$ (2,720,861)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,191,206	$ 531,648
Net realized gain (loss)	(3,300,816)	6,655,221
Change in net unrealized appreciation (depreciation)	(611,251)	40,182,225
Net increase (decrease) in net assets resulting from operations	(2,720,861)	47,369,094
Distributions to shareholders from net investment income	(1,167,605)	(507,699)
Distributions to shareholders from net realized gain	(1,177,808)	-
Total distributions	(2,345,413)	(507,699)
Share transactions Proceeds from sales of shares	125,782,043	216,653,527
Reinvestment of distributions	2,273,089	493,404
Cost of shares redeemed	(145,769,203)	(134,405,987)
Net increase (decrease) in net assets resulting from share transactions	(17,714,071)	82,740,944
Redemption fees	16,532	9,440
Total increase (decrease) in net assets	(22,763,813)	129,611,779

Net Assets
Beginning of period	205,920,453	76,308,674
End of period (including distributions in excess of net investment income of $52,199 and undistributed net investment income of $26,807, respectively)	$ 183,156,640	$ 205,920,453
Other Information Shares
Sold	2,698,656	5,457,270
Issued in reinvestment of distributions	50,831	11,609
Redeemed	(3,279,398)	(3,379,951)
Net increase (decrease)	(529,911)	2,088,928

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 47.80	$ 34.39	$ 18.27	$ 35.30	$ 47.31
Income from Investment Operations
Net investment income (loss)B	.29	.14	.13 E	.06	.01
Net realized and unrealized gain (loss)	.96 F	13.39	16.12	(16.17)	(5.79)
Total from investment operations	1.25	13.53	16.25	(16.11)	(5.78)
Distributions from net investment income	(.32)	(.12)	(.13)	(.06)	-
Distributions from net realized gain	(.25)	-	-	(.86)	(6.23)
Total distributions	(.57)	(.12)	(.13)	(.92)	(6.23)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 48.48	$ 47.80	$ 34.39	$ 18.27	$ 35.30
Total Return A	2.73%	39.37%	88.96%	(46.75)%	(13.88)%
Ratios to Average Net Assets C,G
Expenses before reductions	.90%	.94%	1.08%	1.07%	.99%
Expenses net of fee waivers, if any	.90%	.94%	1.08%	1.07%	.99%
Expenses net of all reductions	.90%	.94%	1.07%	1.07%	.98%
Net investment income (loss)	.64%	.37%	.44% E	.22%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 183,157	$ 205,920	$ 76,309	$ 26,183	$ 62,141
Portfolio turnover rate D	85%	76%	40%	39%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	15.70%	7.75%	8.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Peter Dixon, Portfolio Manager of Retailing Portfolio: For the one-year period ending February 29, 2012, the fund gained 15.70%, modestly trailing the 16.84% return of the MSCI® U.S. IM Retailing 25/50 Index, but significantly outpacing the broad-based S&P 500®. Looking at individual detractors versus the MSCI index, an out-of-index investment in one leisure product name - toy maker Hasbro, which I established in May - hurt results. I thought the company had a significant amount of underappreciated international growth potential, and that operating leverage and margin expansion would result in earnings ahead of expectations as international markets began to see growth and the U.S. began to stabilize. I still believed this scenario could play out in time, and remained invested in Hasbro at period end. Elsewhere, positioning in home improvement retail was a miss, as were stock choices in Internet retail, although that negative was largely offset by an underweighting in the group during the first half of the period, when it struggled. A larger-than-benchmark position in OfficeMax was the fund's biggest relative detractor. I believed this office supply chain would be able to grow earnings through cost cutting and other initiatives, even in a slower-growth environment, but, unfortunately, that didn't pan out during the period. Citi Trends is an off-price retailer whose primary customers were hurt by limited discretionary spending amid high unemployment and a challenging economic environment. I remained positive about the stock - despite trimming the fund's position during the period - as the firm offers a differentiated product, has very little competition and a promising new CEO. Underweighting Home Depot - a large benchmark component - worked against the fund's results. The home improvement retailer's business fundamentals and earnings were better than expected throughout the year. On the flip side, positioning in apparel retail and department stores buoyed results, as did security selection in general merchandising stores and automotive retail. Looking at individual contributors, many of the top names were poor-performing index components that I underweighted, including Staples, which helped the most on a relative basis. I felt that expectations were inflated and valuations were too high for the stock of the office supply retailer. This turned out to be the right call, as the company missed earnings and revenue expectations for two consecutive quarters early in the period. I remained negative on the stock, and sold it by period end. Overweighting Limited Brands, owner of the Victoria's Secret and Bath & Body Works chains, was productive, as the company continued to execute well, growing same-store sales and expanding margins. Another contributor was TJX Companies, an off-price retailer that buys end-of-season goods from other stores. The firm was able to produce better-than-expected sales and margins during the period, and its stock outperformed. Some of the stocks I've mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Lowe's Companies, Inc.	11.2	2.8
Amazon.com, Inc.	11.2	16.2
Home Depot, Inc.	6.8	7.4
Target Corp.	6.3	5.3
TJX Companies, Inc.	5.7	5.9
Limited Brands, Inc.	5.5	5.3
Bed Bath & Beyond, Inc.	4.4	5.6
Ross Stores, Inc.	3.9	0.0
Priceline.com, Inc.	3.6	4.9
AutoZone, Inc.	3.5	4.1
	62.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Specialty Retail	60.9%
Internet & Catalog Retail	16.2%
Multiline Retail	11.8%
Textiles, Apparel & Luxury Goods	7.0%
Leisure Equipment & Products	1.4%
All Others*	2.7%

As of August 31, 2011
Specialty Retail	53.7%
Internet & Catalog Retail	24.6%
Multiline Retail	8.0%
Textiles, Apparel & Luxury Goods	2.7%
Leisure Equipment & Products	2.1%
All Others*	8.9%

* Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
FOOD PRODUCTS - 0.2%
Packaged Foods & Meats - 0.2%
TreeHouse Foods, Inc. (a)	12,000	$ 691,200
INTERNET & CATALOG RETAIL - 16.2%
Internet Retail - 16.2%
Amazon.com, Inc. (a)	214,700	38,579,443
Netflix, Inc. (a)(d)	37,300	4,130,229
Priceline.com, Inc. (a)	19,860	12,452,617
TripAdvisor, Inc. (a)(d)	17,600	567,248
		55,729,537
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Leisure Products - 1.4%
Hasbro, Inc.	131,718	4,652,280
MULTILINE RETAIL - 11.8%
Department Stores - 3.2%
Macy's, Inc.	288,254	10,945,004
General Merchandise Stores - 8.6%
Dollar Tree, Inc. (a)	88,800	7,859,688
Target Corp.	386,021	21,883,530
		29,743,218
TOTAL MULTILINE RETAIL		40,688,222
SOFTWARE - 1.0%
Home Entertainment Software - 1.0%
Take-Two Interactive Software, Inc. (a)	226,500	3,499,425
SPECIALTY RETAIL - 60.9%
Apparel Retail - 22.3%
Charming Shoppes, Inc. (a)	216,000	1,220,400
Cia.Hering SA	65,400	1,758,902
Citi Trends, Inc. (a)	126,633	1,372,702
Express, Inc. (a)	465,847	11,087,159
Foot Locker, Inc.	137,100	3,999,207
Inditex SA	29,400	2,714,643
Limited Brands, Inc.	410,298	19,091,166
Ross Stores, Inc.	250,300	13,348,499
rue21, Inc. (a)(d)	98,423	2,625,926
TJX Companies, Inc.	536,400	19,637,604
		76,856,208
Automotive Retail - 7.4%
Advance Auto Parts, Inc.	61,189	5,223,705
AutoZone, Inc. (a)	32,140	12,035,787
O'Reilly Automotive, Inc. (a)	97,200	8,407,800
		25,667,292
Computer & Electronics Retail - 2.3%
Best Buy Co., Inc.	326,527	8,065,217
Home Improvement Retail - 18.0%
Home Depot, Inc.	492,800	23,442,496
Lowe's Companies, Inc.	1,361,000	38,625,179
		62,067,675

	Shares	Value
Homefurnishing Retail - 4.4%
Bed Bath & Beyond, Inc. (a)	253,700	$ 15,156,038
Specialty Stores - 6.5%
Sally Beauty Holdings, Inc. (a)	299,814	7,135,573
Signet Jewelers Ltd.	108,500	5,088,650
Tiffany & Co., Inc.	28,960	1,882,690
Tractor Supply Co.	52,288	4,469,055
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	44,300	3,687,532
		22,263,500
TOTAL SPECIALTY RETAIL		210,075,930
TEXTILES, APPAREL & LUXURY GOODS - 7.0%
Apparel, Accessories & Luxury Goods - 5.9%
G-III Apparel Group Ltd. (a)	72,000	1,794,240
lululemon athletica, Inc. (a)	13,400	898,068
PVH Corp.	109,976	9,349,060
Samsonite International SA	741,900	1,329,587
VF Corp.	47,100	6,878,955
		20,249,910
Footwear - 1.1%
NIKE, Inc. Class B	19,328	2,085,878
Steven Madden Ltd. (a)	39,600	1,709,928
		3,795,806
TOTAL TEXTILES, APPAREL & LUXURY GOODS		24,045,716
TOTAL COMMON STOCKS (Cost $271,553,353)		339,382,310
Convertible Bonds - 0.3%
Principal Amount
SOFTWARE - 0.3%
Home Entertainment Software - 0.3%
Take-Two Interactive Software, Inc. 1.75% 12/1/16 (e) (Cost $1,000,000)	$ 1,000,000	1,068,125
Money Market Funds - 2.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	3,560,395	$ 3,560,395
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	5,058,325	5,058,325
TOTAL MONEY MARKET FUNDS (Cost $8,618,720)		8,618,720
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $281,172,073)		349,069,155
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(4,325,869)
NET ASSETS - 100%		$ 344,743,286
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,068,125 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,702
Fidelity Securities Lending Cash Central Fund	39,151
Total	$ 45,853
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 339,382,310	$ 339,382,310	$ -	$ -
Convertible Bonds	1,068,125	-	1,068,125	-
Money Market Funds	8,618,720	8,618,720	-	-
Total Investments in Securities:	$ 349,069,155	$ 348,001,030	$ 1,068,125	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $4,832,126) - See accompanying schedule: Unaffiliated issuers (cost $272,553,353)	$ 340,450,435
Fidelity Central Funds (cost $8,618,720)	8,618,720
Total Investments (cost $281,172,073)		$ 349,069,155
Cash		263,462
Receivable for investments sold		5,766,106
Receivable for fund shares sold		2,503,101
Dividends receivable		304,102
Interest receivable		5,056
Distributions receivable from Fidelity Central Funds		1,452
Prepaid expenses		401
Other receivables		10,588
Total assets		357,923,423

Liabilities
Payable for investments purchased	$ 6,273,175
Payable for fund shares redeemed	1,583,931
Accrued management fee	154,979
Other affiliated payables	79,004
Other payables and accrued expenses	30,723
Collateral on securities loaned, at value	5,058,325
Total liabilities		13,180,137

Net Assets		$ 344,743,286
Net Assets consist of:
Paid in capital		$ 281,074,108
Undistributed net investment income		59,634
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,287,538)
Net unrealized appreciation (depreciation) on investments		67,897,082
Net Assets, for 5,991,854 shares outstanding		$ 344,743,286
Net Asset Value, offering price and redemption price per share ($344,743,286 ÷ 5,991,854 shares)		$ 57.54

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 3,116,774
Special dividends		1,315,396
Interest		5,064
Income from Fidelity Central Funds (including $39,151 from security lending)		45,853
Total income		4,483,087

Expenses
Management fee	$ 1,390,012
Transfer agent fees	630,506
Accounting and security lending fees	98,749
Custodian fees and expenses	12,479
Independent trustees' compensation	1,448
Registration fees	47,755
Audit	37,285
Legal	774
Interest	299
Miscellaneous	1,802
Total expenses before reductions	2,221,109
Expense reductions	(32,749)	2,188,360
Net investment income (loss)		2,294,727
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,550,528
Foreign currency transactions	(41,547)
Total net realized gain (loss)		4,508,981
Change in net unrealized appreciation (depreciation) on investment securities		31,163,378
Net gain (loss)		35,672,359
Net increase (decrease) in net assets resulting from operations		$ 37,967,086

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,294,727	$ 324,323
Net realized gain (loss)	4,508,981	12,484,030
Change in net unrealized appreciation (depreciation)	31,163,378	14,023,572
Net increase (decrease) in net assets resulting from operations	37,967,086	26,831,925
Distributions to shareholders from net investment income	(1,998,613)	(39,463)
Distributions to shareholders from net realized gain	(14,569,913)	(5,248,627)
Total distributions	(16,568,526)	(5,288,090)
Share transactions Proceeds from sales of shares	358,193,782	207,559,950
Reinvestment of distributions	16,017,682	5,100,239
Cost of shares redeemed	(218,000,118)	(204,551,707)
Net increase (decrease) in net assets resulting from share transactions	156,211,346	8,108,482
Redemption fees	38,912	33,591
Total increase (decrease) in net assets	177,648,818	29,685,908

Net Assets
Beginning of period	167,094,468	137,408,560
End of period (including undistributed net investment income of $59,634 and undistributed net investment income of $206,595, respectively)	$ 344,743,286	$ 167,094,468
Other Information Shares
Sold	6,700,769	4,185,398
Issued in reinvestment of distributions	307,489	103,790
Redeemed	(4,129,046)	(4,222,320)
Net increase (decrease)	2,879,212	66,868

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 53.68	$ 45.11	$ 26.48	$ 36.57	$ 54.98
Income from Investment Operations
Net investment income (loss)B	.49 E	.09	.11	.21	(.01)
Net realized and unrealized gain (loss)	7.46	9.81	20.74	(10.11)	(10.59)
Total from investment operations	7.95	9.90	20.85	(9.90)	(10.60)
Distributions from net investment income	(.34)	(.01)	(.11)	(.20)	(.22)
Distributions from net realized gain	(3.76)	(1.33)	(2.11)	-	(7.60)
Total distributions	(4.10)	(1.34)	(2.22)	(.20)	(7.82)
Redemption fees added to paid in capital B	.01	.01	- H	.01	.01
Net asset value, end of period	$ 57.54	$ 53.68	$ 45.11	$ 26.48	$ 36.57
Total Return A	15.70%	22.24%	79.26%	(27.09)%	(21.43)%
Ratios to Average Net Assets C,F
Expenses before reductions	.90%	.93%	.96%	1.07%	1.02%
Expenses net of fee waivers, if any	.90%	.93%	.96%	1.07%	1.02%
Expenses net of all reductions	.88%	.93%	.94%	1.06%	1.02%
Net investment income (loss)	.93% E	.18%	.27%	.63%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 344,743	$ 167,094	$ 137,409	$ 40,335	$ 48,038
Portfolio turnover rate D	217%	191%	281%	504%	260%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.28 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..40%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012 (Unaudited)

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$ 175,597,703	$ 35,373,510	$ (5,076,594)	$ 30,296,916
Construction and Housing Portfolio	166,170,534	16,731,141	(6,211,550)	10,519,591
Consumer Discretionary Portfolio	243,401,614	52,974,167	(2,351,907)	50,622,260
Leisure Portfolio	305,525,042	155,723,798	(5,028,980)	150,694,818
Multimedia Portfolio	152,072,873	49,413,227	(2,465,787)	46,947,440
Retailing Portfolio	285,740,310	70,117,796	(6,788,951)	63,328,845

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Automotive Portfolio	$ -	$ 93,926	$ -	$ 30,296,428
Construction and Housing Portfolio	-	-	(2,002,826)	10,519,591
Consumer Discretionary Portfolio	208,930	-	(1,277,741)	50,622,260
Leisure Portfolio	598,802	-	-	150,694,906
Multimedia Portfolio	-	-	(2,894,857)	46,947,452
Retailing Portfolio	59,776	280,700	-	63,328,845

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018
Construction and Housing Portfolio	$ (2,002,826)
	No expiration Short-term	Total capital loss carryfoward
Construction and Housing Portfolio	$ -	$ (2,002,826)
Consumer Discretionary Portfolio	(1,277,741)	(1,277,741)
Multimedia Portfolio	(2,894,857)	(2,894,857)

Certain Funds intend to elect to defer to the fiscal year ending February 28, 2013 capital and ordinary losses recognized during the period November 1, 2011 to February 29, 2012. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Automotive Portfolio	$ (4,202,276)	$ -
Construction and Housing Portfolio	-	(52,522)
Leisure Portfolio	(812,452)	-

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2012	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 102,737	$ 9,181,063	$ 9,283,800
Construction and Housing Portfolio	636,876	-	636,876
Consumer Discretionary Portfolio	5,656,448	3,001,413	8,657,861
Leisure Portfolio	378,570	-	378,570
Multimedia Portfolio	1,167,605	1,177,808	2,345,413
Retailing Portfolio	1,998,613	14,569,913	16,568,526
February 28, 2011	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 3,086,154	$ -	$ 3,086,154
Construction and Housing Portfolio	783,306	-	783,306
Consumer Discretionary Portfolio	660,864	619,426	1,280,290
Leisure Portfolio	2,395,694	-	2,395,694
Multimedia Portfolio	507,699	-	507,699
Retailing Portfolio	4,143,652	1,144,438	5,288,090

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	82,476,654	255,815,354
Construction and Housing Portfolio	130,526,939	83,594,156
Consumer Discretionary Portfolio	440,764,996	383,269,753
Leisure Portfolio	292,794,586	320,018,284
Multimedia Portfolio	156,676,928	175,839,412
Retailing Portfolio	673,788,577	537,344,059

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.55%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.56%
Multimedia Portfolio	.30%	.26%	.56%
Retailing Portfolio	.30%	.26%	.56%

Annual Report

Notes to Financial Statements (Unaudited) - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.25%
Construction and Housing Portfolio	.28%
Consumer Discretionary Portfolio	.24%
Leisure Portfolio	.23%
Multimedia Portfolio	.25%
Retailing Portfolio	.25%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 7,047
Construction and Housing Portfolio	8,175
Consumer Discretionary Portfolio	19,977
Leisure Portfolio	20,327
Multimedia Portfolio	8,467
Retailing Portfolio	19,970

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$ 6,577,188.37%		$ 1,080
Leisure Portfolio	Borrower	6,756,583.39%		879
Multimedia Portfolio	Borrower	4,208,000.36%		751
Retailing Portfolio	Borrower	5,453,833.33%		299

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$ 632
Construction and Housing Portfolio	276
Consumer Discretionary Portfolio	629
Leisure Portfolio	1,163
Multimedia Portfolio	544
Retailing Portfolio	664

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

Security Lending Income From Securities Loaned to FCM
Automotive Portfolio	$ -
Construction and Housing Portfolio	-
Consumer Discretionary Portfolio	1,482
Leisure Portfolio	4,285
Multimedia Portfolio	2,040
Retailing Portfolio	-

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Multimedia Portfolio	$ 635,400.59%		$ 52

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction
Automotive Portfolio	$ 3,746
Construction and Housing Portfolio	4,052
Consumer Discretionary Portfolio	26,524
Leisure Portfolio	7,755
Multimedia Portfolio	5,659
Retailing Portfolio	32,749

Annual Report

Notes to Financial Statements (Unaudited) - continued

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 38% and 15% of the total outstanding shares of Consumer Discretionary Portfolio and Multimedia Portfolio, respectively. In addition, at the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 13%, 20%, 10% and 11% of the total outstanding shares of Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Multimedia Portfolio, respectively. Mutual Funds managed by FMR or its affiliates, were the owners of record, in the aggregate, of approximately 27%, 75%, 38% and 25% of the total outstanding shares of Construction and Housing Portfolio, Consumer Discretionary Portfolio, Multimedia Portfolio and Retailing Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/16/12	04/13/12	$0.00	$0.024
Construction and Housing Portfolio	04/16/12	04/13/12	$0.00	$0.000
Consumer Discretionary Portfolio	04/16/12	04/13/12	$0.02	$0.000
Leisure Portfolio	04/16/12	04/13/12	$0.138	$0.000
Multimedia Portfolio	04/16/12	04/13/12	$0.00	$0.000
Retailing Portfolio	04/16/12	04/13/12	$0.008	$0.036

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$8,567,035
Retailing Portfolio	$8,426,036

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Automotive Portfolio	100%	100%
Construction and Housing Portfolio	0%	100%
Consumer Discretionary Portfolio	19%	100%
Leisure Portfolio	100%	0%
Multimedia Portfolio	100%	100%
Retailing Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2011	December 2011
Automotive Portfolio	100%	100%
Construction and Housing Portfolio	0%	100%
Consumer Discretionary Portfolio	20%	100%
Leisure Portfolio	100%	0%
Multimedia Portfolio	100%	100%
Retailing Portfolio	100%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
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Automated line for quickest service

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1.813633.107

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCON-UANNPRO-0412
1.910417.102

Fidelity®

Select Portfolios®

Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Consumer Staples Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio A	15.30%	8.23%	8.51%

A Prior to October 1, 2006, Consumer Staples Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Robert Lee, Portfolio Manager of Consumer Staples Portfolio: For the 12 months ending February 29, 2012, the fund's Retail Class shares returned 15.30%, modestly underperforming the 15.44% advance of the MSCI® U.S. IM Consumer Staples 25/50 Index, but decisively outperforming the S&P 500®. Relative to the sector benchmark, the biggest drag on performance was weak stock picking in the personal products area, including stakes in cosmetics manufacturers L'Oreal, an out-of-index holding based in France, and Avon Products. L'Oreal hurt because I was paring the fund's weighting in the stock while its price was rising, while Avon struggled with problems at a new distribution center. In the same space, not owning index component Herbalife, a global direct seller of nutritional supplements, also hurt. Poor positioning in agricultural products detracted, including a large overweighting in agricultural processor Bunge. However, the negative impact was made up for by an underweighting in Archer Daniels Midland in the same category. We also had weak stock picking in tobacco, where a substantial underweighting in Philip Morris International was the fund's biggest individual detractor. Philip Morris, which sells its tobacco products overseas, benefited from its earnings stability and a temporary market-share boost in Japan following that nation's natural disaster in March. Underweighting cigarette maker Lorillard also proved costly. However, a large non-index stake in British American Tobacco, the fund's top individual contributor, more than offset the damage. Within packaged foods/meats, significantly underweighting and then selling major index constituent Kraft Foods was detrimental. An industry overweighting in brewers hurt, including a sizable stake in Molson Coors Brewing. Unfavorable positioning in hypermarkets/super center also was costly. In addition, many companies in the consumer staples sector do business globally and, as such, generate income in currencies around the world. The relative strength of the U.S. dollar during the past year had a negative impact on the dollar value of those earnings. On the positive side, strong stock picking in distillers/vintners and drug retail, along with good positioning in soft drinks, buoyed the fund's return. In the first category, out-of-index positions in premium spirits distributors Diageo and Remy Cointreau, based in Britain and France, respectively, outperformed. In drug retail, CVS Caremark shares surged during the second half of the period, while in soft drinks an underweighting in PepsiCo, a major index component, paid off because the stock lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.10%
Actual		$ 1,000.00	$ 1,086.00	$ 5.71
Hypothetical A		$ 1,000.00	$ 1,019.39	$ 5.52
Class T	1.38%
Actual		$ 1,000.00	$ 1,084.50	$ 7.15
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.91%
Actual		$ 1,000.00	$ 1,081.60	$ 9.89
Hypothetical A		$ 1,000.00	$ 1,015.37	$ 9.57
Class C	1.84%
Actual		$ 1,000.00	$ 1,082.00	$ 9.52
Hypothetical A		$ 1,000.00	$ 1,015.71	$ 9.22
Consumer Staples	.82%
Actual		$ 1,000.00	$ 1,087.50	$ 4.26
Hypothetical A		$ 1,000.00	$ 1,020.79	$ 4.12
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,087.30	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,020.54	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	16.2	15.8
British American Tobacco PLC sponsored ADR	11.9	8.5
The Coca-Cola Co.	10.8	11.4
CVS Caremark Corp.	6.7	6.8
Altria Group, Inc.	4.8	5.2
Walgreen Co.	3.3	2.4
Anheuser-Busch InBev SA NV	3.1	2.4
PepsiCo, Inc.	3.0	4.7
Diageo PLC sponsored ADR	2.8	2.8
Constellation Brands, Inc. Class A (sub. vtg.)	2.6	2.8
	65.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Beverages	31.3%
Tobacco	20.4%
Household Products	19.0%
Food & Staples Retailing	11.1%
Food Products	10.0%
All Others*	8.2%

As of August 31, 2011
Beverages	32.6%
Household Products	18.9%
Tobacco	17.2%
Food & Staples Retailing	11.3%
Food Products	9.3%
All Others*	10.7%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
BEVERAGES - 31.3%
Brewers - 6.1%
Anheuser-Busch InBev SA NV	798,628	$ 53,648,774
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	218,085	8,725,581
Molson Coors Brewing Co. Class B	1,001,712	44,015,225
		106,389,580
Distillers & Vintners - 9.4%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,071,870	45,249,641
Diageo PLC sponsored ADR	510,827	48,814,628
Pernod Ricard SA	326,101	33,737,970
Remy Cointreau SA	346,208	33,913,382
Treasury Wine Estates Ltd.	351,937	1,468,016
		163,183,637
Soft Drinks - 15.8%
Coca-Cola Bottling Co. CONSOLIDATED	81,713	5,265,586
Coca-Cola FEMSA SAB de CV sponsored ADR	84,229	8,334,460
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	200,200	3,775,772
Coca-Cola Icecek A/S	383,842	4,936,381
Embotelladora Andina SA sponsored ADR (d)	271,900	8,581,164
Fomento Economico Mexicano SAB de CV sponsored ADR	10,187	749,763
Monster Beverage Corp. (a)	41,100	2,350,509
PepsiCo, Inc.	817,727	51,467,737
The Coca-Cola Co.	2,683,792	187,489,709
		272,951,081
TOTAL BEVERAGES		542,524,298
FOOD & STAPLES RETAILING - 11.1%
Drug Retail - 10.4%
CVS Caremark Corp.	2,589,663	116,793,801
Drogasil SA	623,400	6,069,026
Walgreen Co.	1,744,986	57,863,736
		180,726,563
Food Distributors - 0.2%
Chefs' Warehouse Holdings (a)	20,300	426,300
Sysco Corp.	72,340	2,128,243
		2,554,543
Food Retail - 0.3%
Fresh Market, Inc. (a)	11,800	531,236
The Pantry, Inc. (a)	392,025	4,872,871
		5,404,107
Hypermarkets & Super Centers - 0.2%
Carrefour SA	122,670	3,075,583
TOTAL FOOD & STAPLES RETAILING		191,760,796

	Shares	Value
FOOD PRODUCTS - 10.0%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	300,861	$ 9,386,863
Bunge Ltd.	592,087	39,859,297
Cosan Ltd. Class A	60,400	898,148
Origin Agritech Ltd. (a)	95,200	230,384
SLC Agricola SA	313,300	2,900,504
Viterra, Inc.	393,700	4,256,646
		57,531,842
Packaged Foods & Meats - 6.7%
Brasil Foods SA	2,000	41,806
Calavo Growers, Inc.	103,973	2,859,258
Cermaq ASA	21,670	304,485
Danone	5,020	339,599
Dean Foods Co. (a)	294,016	3,604,636
Green Mountain Coffee Roasters, Inc. (a)	222,530	14,457,774
Lindt & Spruengli AG	121	4,401,094
Mead Johnson Nutrition Co. Class A	336,032	26,126,488
Nestle SA	383,063	23,412,228
Unilever NV (NY Reg.)	1,099,871	36,636,703
Want Want China Holdings Ltd.	4,014,000	3,995,317
		116,179,388
TOTAL FOOD PRODUCTS		173,711,230
HOUSEHOLD PRODUCTS - 19.0%
Household Products - 19.0%
Colgate-Palmolive Co.	421,175	39,245,087
Procter & Gamble Co.	4,159,458	280,846,601
Spectrum Brands Holdings, Inc. (a)	276,947	7,870,834
		327,962,522
PERSONAL PRODUCTS - 2.9%
Personal Products - 2.9%
Avon Products, Inc.	616,877	11,529,431
Hypermarcas SA	333,000	2,167,714
L'Oreal SA	216,800	24,725,962
Natura Cosmeticos SA	135,900	3,203,931
Nu Skin Enterprises, Inc. Class A	157,308	9,086,110
		50,713,148
PHARMACEUTICALS - 2.5%
Pharmaceuticals - 2.5%
Johnson & Johnson	669,860	43,594,489
TOBACCO - 20.4%
Tobacco - 20.4%
Altria Group, Inc.	2,788,226	83,925,603
British American Tobacco PLC sponsored ADR (d)	2,039,297	206,540,000
KT&G Corp.	45,825	2,997,775
Lorillard, Inc.	64,000	8,389,120
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Philip Morris International, Inc.	538,983	$ 45,015,860
Souza Cruz Industria e Comerico	455,200	6,814,284
		353,682,642
TOTAL COMMON STOCKS (Cost $1,328,266,206)		1,683,949,125
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	50,704,618	$ 50,704,618
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	603,675	603,675
TOTAL MONEY MARKET FUNDS (Cost $51,308,293)		51,308,293
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,379,574,499)	1,735,257,418
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,724,126)
NET ASSETS - 100%	$ 1,732,533,292
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,534
Fidelity Securities Lending Cash Central Fund	314,492
Total	$ 361,026
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,683,949,125	$ 1,630,300,351	$ 53,648,774	$ -
Money Market Funds	51,308,293	51,308,293	-	-
Total Investments in Securities:	$ 1,735,257,418	$ 1,681,608,644	$ 53,648,774	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	66.4%
United Kingdom	14.7%
France	5.5%
Belgium	3.1%
Bermuda	2.4%
Netherlands	2.1%
Brazil	1.8%
Switzerland	1.7%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $586,592) - See accompanying schedule: Unaffiliated issuers (cost $1,328,266,206)	$ 1,683,949,125
Fidelity Central Funds (cost $51,308,293)	51,308,293
Total Investments (cost $1,379,574,499)		$ 1,735,257,418
Receivable for investments sold		7,190,915
Receivable for fund shares sold		5,669,349
Dividends receivable		2,739,557
Distributions receivable from Fidelity Central Funds		16,151
Prepaid expenses		2,716
Other receivables		2,335
Total assets		1,750,878,441

Liabilities
Payable to custodian bank	$ 174,268
Payable for investments purchased	12,155,768
Payable for fund shares redeemed	4,079,917
Accrued management fee	774,786
Distribution and service plan fees payable	161,260
Other affiliated payables	347,873
Other payables and accrued expenses	47,602
Collateral on securities loaned, at value	603,675
Total liabilities		18,345,149

Net Assets		$ 1,732,533,292
Net Assets consist of:
Paid in capital		$ 1,375,239,499
Undistributed net investment income		3,220,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,618,097)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,691,242
Net Assets		$ 1,732,533,292

Statement of Assets and Liabilities - continued

February 29, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,851,229 ÷ 2,748,522 shares)	$ 74.90

Maximum offering price per share (100/94.25 of $74.90)	$ 79.47
Class T: Net Asset Value and redemption price per share ($39,047,442 ÷ 524,212 shares)	$ 74.49

Maximum offering price per share (100/96.50 of $74.49)	$ 77.19
Class B: Net Asset Value and offering price per share ($19,329,853 ÷ 261,163 shares)A	$ 74.01

Class C: Net Asset Value and offering price per share ($102,320,529 ÷ 1,387,444 shares)A	$ 73.75

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,202,440,338 ÷ 15,970,272 shares)	$ 75.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($163,543,901 ÷ 2,176,462 shares)	$ 75.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 43,496,113
Interest		5
Income from Fidelity Central Funds		361,026
Total income		43,857,144

Expenses
Management fee	$ 8,658,032
Transfer agent fees	3,543,114
Distribution and service plan fees	1,711,288
Accounting fees and expenses	489,033
Custodian fees and expenses	71,834
Independent trustees' compensation	9,095
Registration fees	133,468
Audit	54,288
Legal	5,144
Interest	1,862
Miscellaneous	14,961
Total expenses before reductions	14,692,119
Expense reductions	(30,595)	14,661,524
Net investment income (loss)		29,195,620
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,472,115
Foreign currency transactions	(124,896)
Total net realized gain (loss)		36,347,219
Change in net unrealized appreciation (depreciation) on: Investment securities	157,948,507
Assets and liabilities in foreign currencies	6,297
Total change in net unrealized appreciation (depreciation)		157,954,804
Net gain (loss)		194,302,023
Net increase (decrease) in net assets resulting from operations		$ 223,497,643

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,195,620	$ 21,971,692
Net realized gain (loss)	36,347,219	37,190,740
Change in net unrealized appreciation (depreciation)	157,954,804	108,092,854
Net increase (decrease) in net assets resulting from operations	223,497,643	167,255,286
Distributions to shareholders from net investment income	(25,900,882)	(18,562,633)
Distributions to shareholders from net realized gain	(36,216,657)	(13,301,800)
Total distributions	(62,117,539)	(31,864,433)
Share transactions - net increase (decrease)	162,381,495	3,732,087
Redemption fees	45,851	35,627
Total increase (decrease) in net assets	323,807,450	139,158,567

Net Assets
Beginning of period	1,408,725,842	1,269,567,275
End of period (including undistributed net investment income of $3,220,648 and undistributed net investment income of $3,223,201, respectively)	$ 1,732,533,292	$ 1,408,725,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.65	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Income from Investment Operations
Net investment income (loss) C	1.22	.98	.84	.67	.53
Net realized and unrealized gain (loss)	8.73	7.10	17.02	(19.19)	7.29
Total from investment operations	9.95	8.08	17.86	(18.52)	7.82
Distributions from net investment income	(1.06)	(.83)	(.74)	(.66)	(.42)
Distributions from net realized gain	(1.64)	(.66)	-	(.02)	(2.44)
Total distributions	(2.70)	(1.49)	(.74)	(.68) I	(2.86)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.90	$ 67.65	$ 61.06	$ 43.94	$ 63.13
Total Return A,B	15.00%	13.27%	40.66%	(29.43)%	13.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.10%	1.11%	1.13%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.11%	1.13%	1.19%	1.19%
Expenses net of all reductions	1.09%	1.11%	1.13%	1.18%	1.19%
Net investment income (loss)	1.74%	1.53%	1.51%	1.27%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,851	$ 160,526	$ 162,370	$ 121,193	$ 23,796
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.30	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Income from Investment Operations
Net investment income (loss) C	1.01	.79	.66	.53	.36
Net realized and unrealized gain (loss)	8.68	7.05	16.95	(19.12)	7.29
Total from investment operations	9.69	7.84	17.61	(18.59)	7.65
Distributions from net investment income	(.86)	(.65)	(.59)	(.60)	(.35)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.50)	(1.31)	(.59)	(.60) I	(2.79)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.49	$ 67.30	$ 60.77	$ 43.75	$ 62.93
Total Return A,B	14.67%	12.93%	40.24%	(29.61)%	13.11%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.40%	1.44%	1.46%	1.46%
Expenses net of fee waivers, if any	1.38%	1.40%	1.44%	1.46%	1.46%
Expenses net of all reductions	1.38%	1.40%	1.44%	1.46%	1.46%
Net investment income (loss)	1.45%	1.24%	1.21%	.99%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,047	$ 31,496	$ 29,662	$ 22,624	$ 6,298
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.83	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Income from Investment Operations
Net investment income (loss) C	.64	.46	.37	.26	.04
Net realized and unrealized gain (loss)	8.61	6.98	16.82	(19.01)	7.27
Total from investment operations	9.25	7.44	17.19	(18.75)	7.31
Distributions from net investment income	(.43)	(.32)	(.35)	(.42)	(.19)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.07)	(.98)	(.35)	(.42) I	(2.63)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.01	$ 66.83	$ 60.37	$ 43.53	$ 62.69
Total Return A,B	14.06%	12.35%	39.48%	(29.96)%	12.53%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.91%	1.97%	1.96%	1.96%
Expenses net of fee waivers, if any	1.91%	1.91%	1.97%	1.96%	1.96%
Expenses net of all reductions	1.90%	1.91%	1.97%	1.96%	1.96%
Net investment income (loss)	.93%	.73%	.68%	.50%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,330	$ 20,033	$ 21,099	$ 14,929	$ 4,884
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.71	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Income from Investment Operations
Net investment income (loss) C	.68	.49	.41	.28	.06
Net realized and unrealized gain (loss)	8.59	7.00	16.80	(19.00)	7.28
Total from investment operations	9.27	7.49	17.21	(18.72)	7.34
Distributions from net investment income	(.59)	(.41)	(.38)	(.44)	(.29)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.23)	(1.07)	(.38)	(.44) I	(2.73)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 73.75	$ 66.71	$ 60.29	$ 43.46	$ 62.61
Total Return A,B	14.14%	12.44%	39.59%	(29.94)%	12.58%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	1.86%	1.90%	1.93%	1.93%
Expenses net of fee waivers, if any	1.85%	1.86%	1.90%	1.93%	1.93%
Expenses net of all reductions	1.84%	1.85%	1.89%	1.93%	1.92%
Net investment income (loss)	.99%	.79%	.75%	.52%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,321	$ 81,239	$ 73,829	$ 54,902	$ 19,791
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.98	$ 61.34	$ 44.14	$ 63.25	$ 58.13
Income from Investment Operations
Net investment income (loss) C	1.42	1.14	.96	.88	.71
Net realized and unrealized gain (loss)	8.76	7.14	17.11	(19.31)	7.30
Total from investment operations	10.18	8.28	18.07	(18.43)	8.01
Distributions from net investment income	(1.24)	(.98)	(.87)	(.67)	(.46)
Distributions from net realized gain	(1.64)	(.66)	-	(.03)	(2.44)
Total distributions	(2.87) J	(1.64)	(.87)	(.69) I	(2.90)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 75.29	$ 67.98	$ 61.34	$ 44.14	$ 63.25
Total Return A,B	15.30%	13.55%	40.96%	(29.23)%	13.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	.86%	.92%	.91%	.91%
Expenses net of fee waivers, if any	.83%	.86%	.92%	.91%	.90%
Expenses net of all reductions	.82%	.86%	.91%	.90%	.90%
Net investment income (loss)	2.01%	1.78%	1.73%	1.55%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,202,440	$ 877,548	$ 946,455	$ 657,263	$ 655,224
Portfolio turnover rate E	35%	57%	69%	70%	71%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. .DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share. J Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 67.84	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Income from Investment Operations
Net investment income (loss) B	1.39	1.15	.98	.82	.74
Net realized and unrealized gain (loss)	8.73	7.13	17.09	(19.23)	7.30
Total from investment operations	10.12	8.28	18.07	(18.41)	8.04
Distributions from net investment income	(1.19)	(1.04)	(.88)	(.73)	(.51)
Distributions from net realized gain	(1.64)	(.66)	-	(.03)	(2.44)
Total distributions	(2.82) I	(1.70)	(.88)	(.75) H	(2.95)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 75.14	$ 67.84	$ 61.26	$ 44.07	$ 63.22
Total Return A	15.24%	13.57%	41.03%	(29.22)%	13.77%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.87%	.86%	.91%	.85%
Expenses net of fee waivers, if any	.87%	.87%	.86%	.91%	.85%
Expenses net of all reductions	.87%	.87%	.86%	.91%	.84%
Net investment income (loss)	1.96%	1.77%	1.78%	1.54%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,544	$ 237,883	$ 36,152	$ 30,922	$ 10,384
Portfolio turnover rate D	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share. HTotal distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share. ITotal distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 361,646,527
Gross unrealized depreciation	(10,293,004)
Net unrealized appreciation (depreciation) on securities and other investments	$ 351,353,523

Tax Cost	$ 1,383,903,895

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,220,861
Undistributed long-term capital gain	$ 5,437,375
Net unrealized appreciation (depreciation)	$ 351,361,846

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 31,774,273	$ 20,981,143
Long-term Capital Gains	30,343,266	10,883,290
Total	$ 62,117,539	$ 31,864,433

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $621,558,884 and $527,918,913, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 436,234	$ 7,197
Class T	.25%	.25%	169,388	19
Class B	.75%	.25%	191,915	143,998
Class C	.75%	.25%	913,751	172,728
			$ 1,711,288	$ 323,942

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 147,187
Class T	17,481
Class B*	45,165
Class C*	15,571
$ 225,404

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,155.24
Class T	92,693.27
Class B	57,130.30
Class C	212,861.23
Consumer Staples	2,171,265.22
Institutional Class	596,010.26
	$ 3,543,114

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,729 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,403,500.36%		$ 1,862

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $314,492. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $30,515 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $80.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net investment income
Class A	$ 2,690,167	$ 2,005,855
Class T	422,197	304,100
Class B	114,208	100,155
Class C	829,469	513,058
Consumer Staples	18,061,907	13,026,528
Institutional Class	3,782,934	2,612,937
Total	$ 25,900,882	$ 18,562,633
From net realized gain
Class A	$ 4,102,363	$ 1,585,279
Class T	795,051	307,782
Class B	441,952	204,642
Class C	2,213,680	836,095
Consumer Staples	23,446,773	8,597,123
Institutional Class	5,216,838	1,770,879
Total	$ 36,216,657	$ 13,301,800

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 29, 2012	Year ended February 28, 2011
Class A
Shares sold	1,107,874	610,485	$ 77,974,428	$ 39,028,355
Reinvestment of distributions	84,526	47,297	5,924,948	3,150,891
Shares redeemed	(816,686)	(944,038)	(57,527,748)	(60,078,639)
Net increase (decrease)	375,714	(286,256)	$ 26,371,628	$ (17,899,393)
Class T
Shares sold	130,126	91,776	$ 9,133,799	$ 5,882,190
Reinvestment of distributions	16,351	8,541	1,140,509	566,923
Shares redeemed	(90,239)	(120,454)	(6,276,410)	(7,689,132)
Net increase (decrease)	56,238	(20,137)	$ 3,997,898	$ (1,240,019)
Class B
Shares sold	22,727	35,654	$ 1,569,035	$ 2,191,455
Reinvestment of distributions	6,332	3,610	439,355	238,429
Shares redeemed	(67,638)	(89,029)	(4,695,265)	(5,598,851)
Net increase (decrease)	(38,579)	(49,765)	$ (2,686,875)	$ (3,168,967)
Class C
Shares sold	536,557	340,893	$ 37,168,209	$ 21,482,594
Reinvestment of distributions	33,216	14,479	2,295,907	954,487
Shares redeemed	(400,115)	(362,057)	(28,068,157)	(23,068,564)
Net increase (decrease)	169,658	(6,685)	$ 11,395,959	$ (631,483)
Consumer Staples
Shares sold	7,156,716	4,055,609	$ 509,488,908	$ 260,108,965
Reinvestment of distributions	566,253	309,170	39,874,596	20,671,323
Shares redeemed	(4,661,196)	(6,885,851)	(330,401,040)	(436,510,553)
Net increase (decrease)	3,061,773	(2,521,072)	$ 218,962,464	$ (155,730,265)
Institutional Class
Shares sold	2,454,993	3,382,703	$ 173,115,499	$ 212,714,327
Reinvestment of distributions	115,398	58,392	8,111,953	3,904,787
Shares redeemed	(3,900,689)	(524,454)	(276,887,031)	(34,216,900)
Net increase (decrease)	(1,330,298)	2,916,641	$ (95,659,579)	$ 182,402,214

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay on April 16, 2012 to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.230 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.152 per share from net investment income.

Consumer Staples hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $27,521,817 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples designates 100% and 89% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCS-UANNPRO-0412
1.910418.102

Fidelity®

Select Portfolios®

Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Energy Service Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Gas Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Resources Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Energy Portfolio	.83%
Actual		$ 1,000.00	$ 1,076.60	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17
Energy Service Portfolio	.82%
Actual		$ 1,000.00	$ 995.60	$ 4.07
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12
Natural Gas Portfolio	.87%
Actual		$ 1,000.00	$ 1,043.70	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.54	$ 4.37
Natural Resources Portfolio	.85%
Actual		$ 1,000.00	$ 1,047.50	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	-7.68%	4.49%	11.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from John Dowd, Portfolio Manager of Energy Portfolio: For the year, the fund returned -7.68%, significantly underperforming the S&P 500® and the -3.15% return of the MSCI® U.S. IM Energy 25/50 Index. Relative to the MSCI sector benchmark, the fund was hurt by a heavy underweighting in the integrated oil/gas segment and pipeline companies within the oil/gas storage and transport area, both of which were favored by investors seeking the perceived safety of more-stable, high-dividend-paying stocks. Stock selection among integrated oil/gas firms also detracted, as did picks in oil/gas exploration and production (E&P) and positioning in the underperforming drilling group. The good news centered on the oil/gas refining and marketing area/segment, where security selection and a substantial overweighting aided the fund's result. Among individual securities, the fund was hurt the most by an overweighting in coal firm Alpha Natural Resources, as the stock lost about two-thirds of its value during the period. Additionally, in June, Alpha bought troubled coal firm Massey Energy, which operated a mine in which 29 workers were killed two years ago. Alpha has since been adding safety-conscious processes at the former Massey properties, and that has been expensive. An out-of-benchmark stake in deepwater drilling company Transocean also detracted, as its stock fell due to added costs and lengthy drill-rig downtime amid a strict regulatory environment that followed the 2010 explosion of its Deepwater Horizon rig in the Gulf of Mexico. I sold Transocean in November. An underweighting in benchmark heavyweight Exxon Mobil hurt, as its stock outperformed because of the combination of investors' flight to safety, improved refining margins and higher prices for international crude oil. Integrated oil firm Hess detracted, hurt by operational difficulties. The fund's top contributor was refiner Holly, whose stock surged on a merger deal with Frontier Oil that created a new company called HollyFrontier, in which I still held a stake at period end. We also did well with integrated oil firm Marathon Oil, which benefited from its mid-continent refining capabilities, and an out-of-index position in chemicals firm LyondellBassell Industries, which operates a crude oil refinery in Houston. Not owning benchmark component Devon Energy added value, as the E&P firm was hurt by lower natural gas prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	15.0	11.8
Occidental Petroleum Corp.	7.5	5.3
Exxon Mobil Corp.	7.1	11.2
Schlumberger Ltd.	5.5	6.6
Hess Corp.	5.2	4.1
National Oilwell Varco, Inc.	4.9	2.8
Marathon Oil Corp.	4.4	3.1
EOG Resources, Inc.	3.9	0.0
Marathon Petroleum Corp.	2.8	2.5
Ensco International Ltd. ADR	2.8	4.2
	59.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Oil, Gas & Consumable Fuels	74.0%
Energy Equipment & Services	23.0%
Chemicals	1.4%
Construction & Engineering	0.5%
All Others*	1.1%

As of August 31, 2011
Oil, Gas & Consumable Fuels	65.1%
Energy Equipment & Services	31.8%
Chemicals	1.2%
Construction & Engineering	0.6%
Metals & Mining	0.1%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Energy Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CHEMICALS - 1.4%
Specialty Chemicals - 1.4%
LyondellBasell Industries NV Class A	825,541	$ 35,646,860
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Foster Wheeler AG (a)	532,100	13,105,623
ENERGY EQUIPMENT & SERVICES - 23.0%
Oil & Gas Drilling - 6.6%
Discovery Offshore S.A. (a)(e)	2,394,308	4,175,857
Ensco International Ltd. ADR	1,210,461	70,569,876
Helmerich & Payne, Inc.	345,218	21,161,863
Noble Corp.	1,083,696	43,542,905
Northern Offshore Ltd.	1,000,575	2,443,112
Ocean Rig UDW, Inc. (United States)	553,900	9,637,860
Parker Drilling Co. (a)	1,349,249	8,540,746
Tuscany International Drilling, Inc. (a)	361,600	310,574
Vantage Drilling Co. (a)	3,350,700	4,389,417
		164,772,210
Oil & Gas Equipment & Services - 16.4%
Cal Dive International, Inc. (a)	536,955	1,557,170
Compagnie Generale de Geophysique SA (a)	445,281	13,620,453
Halliburton Co.	1,378,517	50,439,937
Key Energy Services, Inc. (a)	327,621	5,589,214
McDermott International, Inc. (a)	941,500	12,295,990
National Oilwell Varco, Inc.	1,494,808	123,366,504
Oil States International, Inc. (a)	400,021	32,489,706
RPC, Inc. (d)	109,807	1,758,010
Schlumberger Ltd.	1,771,711	137,502,491
Schoeller-Bleckmann Oilfield Equipment AG	39,737	3,589,171
Superior Energy Services, Inc. (a)	152,976	4,488,316
Total Energy Services, Inc.	173,000	3,295,155
Weatherford International Ltd. (a)	1,160,196	18,539,932
Willbros Group, Inc. (a)	494,507	2,076,929
		410,608,978
TOTAL ENERGY EQUIPMENT & SERVICES		575,381,188
OIL, GAS & CONSUMABLE FUELS - 74.0%
Coal & Consumable Fuels - 2.3%
Alpha Natural Resources, Inc. (a)	2,030,431	37,684,799
Peabody Energy Corp.	607,075	21,174,776
		58,859,575
Integrated Oil & Gas - 37.9%
Chevron Corp.	3,446,897	376,125,402
Exxon Mobil Corp.	2,059,102	178,112,323
Hess Corp.	1,979,555	128,512,711

	Shares	Value
InterOil Corp. (a)(d)	53,300	$ 3,203,330
Murphy Oil Corp.	159,018	10,167,611
Occidental Petroleum Corp.	1,793,562	187,194,066
Suncor Energy, Inc.	1,820,800	65,535,185
		948,850,628
Oil & Gas Exploration & Production - 24.8%
Anadarko Petroleum Corp.	324,432	27,291,220
Apache Corp.	536,107	57,862,029
Bankers Petroleum Ltd. (a)	2,462,800	12,144,156
Cabot Oil & Gas Corp.	631,187	22,015,803
Cobalt International Energy, Inc. (a)	571,000	17,164,260
Concho Resources, Inc. (a)	22,200	2,371,848
EOG Resources, Inc.	856,760	97,550,694
EQT Corp.	364,910	19,347,528
EV Energy Partners LP	215,000	15,295,100
EXCO Resources, Inc. (d)	200,700	1,430,991
Gran Tierra Energy, Inc. (Canada) (a)	2,730,700	15,865,735
Magnum Hunter Resources Corp. (d)	417,900	2,891,868
Marathon Oil Corp.	3,250,461	110,158,123
Niko Resources Ltd.	39,700	1,875,385
Noble Energy, Inc.	384,944	37,589,782
OGX Petroleo e Gas Participacoes SA (a)	246,200	2,436,985
Pacific Rubiales Energy Corp.	201,900	5,861,251
Painted Pony Petroleum Ltd. (a)(e)	15,500	139,863
Painted Pony Petroleum Ltd. Class A (a)	270,300	2,439,023
Pioneer Natural Resources Co.	564,378	61,878,404
Plains Exploration & Production Co. (a)	362,034	15,954,838
QEP Resources, Inc.	174,300	5,950,602
Rosetta Resources, Inc. (a)	93,900	4,792,656
SM Energy Co.	652,265	51,346,301
Stone Energy Corp. (a)	102,004	3,259,028
Swift Energy Co. (a)	175,100	5,258,253
WPX Energy, Inc.	1,144,852	20,790,512
		620,962,238
Oil & Gas Refining & Marketing - 8.2%
CVR Energy, Inc. (a)	680,902	18,527,343
HollyFrontier Corp.	1,382,696	45,117,370
Marathon Petroleum Corp.	1,699,115	70,598,228
Tesoro Corp. (a)	851,973	22,602,844
Valero Energy Corp.	1,963,518	48,086,556
		204,932,341
Oil & Gas Storage & Transport - 0.8%
Atlas Energy LP	43,812	1,212,278
Atlas Pipeline Partners, LP	306,258	11,316,233
Cheniere Energy, Inc. (a)	428,900	6,450,656
		18,979,167
TOTAL OIL, GAS & CONSUMABLE FUELS		1,852,583,949
TOTAL COMMON STOCKS (Cost $1,949,154,858)		2,476,717,620
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	22,822,488	$ 22,822,488
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,984,100	6,984,100
TOTAL MONEY MARKET FUNDS (Cost $29,806,588)		29,806,588
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,978,961,446)	2,506,524,208
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(2,076,211)
NET ASSETS - 100%	$ 2,504,447,997
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,315,720 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,110
Fidelity Securities Lending Cash Central Fund	277,715
Total	$ 293,825
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,476,717,620	$ 2,463,097,167	$ 13,620,453	$ -
Money Market Funds	29,806,588	29,806,588	-	-
Total Investments in Securities:	$ 2,506,524,208	$ 2,492,903,755	$ 13,620,453	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.5%
Curacao	5.5%
Canada	3.7%
Switzerland	2.9%
United Kingdom	2.8%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $6,557,667) - See accompanying schedule: Unaffiliated issuers (cost $1,949,154,858)	$ 2,476,717,620
Fidelity Central Funds (cost $29,806,588)	29,806,588
Total Investments (cost $1,978,961,446)		$ 2,506,524,208
Receivable for investments sold		19,177,488
Receivable for fund shares sold		3,749,520
Dividends receivable		5,657,009
Distributions receivable from Fidelity Central Funds		5,905
Prepaid expenses		5,448
Other receivables		9,439
Total assets		2,535,129,017

Liabilities
Payable for investments purchased	$ 18,284,043
Payable for fund shares redeemed	3,712,226
Accrued management fee	1,154,603
Other affiliated payables	508,080
Other payables and accrued expenses	37,968
Collateral on securities loaned, at value	6,984,100
Total liabilities		30,681,020

Net Assets		$ 2,504,447,997
Net Assets consist of:
Paid in capital		$ 1,980,425,436
Distributions in excess of net investment income		(284)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,546,599)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		527,569,444
Net Assets, for 45,415,750 shares outstanding		$ 2,504,447,997
Net Asset Value, offering price and redemption price per share ($2,504,447,997 ÷ 45,415,750 shares)		$ 55.14

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 40,209,432
Interest		39,897
Income from Fidelity Central Funds		293,825
Total income		40,543,154

Expenses
Management fee	$ 14,238,682
Transfer agent fees	5,813,069
Accounting and security lending fees	768,476
Custodian fees and expenses	43,394
Independent trustees' compensation	15,044
Registration fees	93,828
Audit	59,275
Legal	9,128
Interest	5,592
Miscellaneous	24,971
Total expenses before reductions	21,071,459
Expense reductions	(78,737)	20,992,722
Net investment income (loss)		19,550,432
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,503,384
Foreign currency transactions	6,803
Total net realized gain (loss)		168,510,187
Change in net unrealized appreciation (depreciation) on: Investment securities	(444,444,092)
Assets and liabilities in foreign currencies	6,546
Total change in net unrealized appreciation (depreciation)		(444,437,546)
Net gain (loss)		(275,927,359)
Net increase (decrease) in net assets resulting from operations		$ (256,376,927)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,550,432	$ 13,459,022
Net realized gain (loss)	168,510,187	115,312,286
Change in net unrealized appreciation (depreciation)	(444,437,546)	640,670,278
Net increase (decrease) in net assets resulting from operations	(256,376,927)	769,441,586
Distributions to shareholders from net investment income	(18,440,144)	(10,965,367)
Distributions to shareholders from net realized gain	(1,534,468)	-
Total distributions	(19,974,612)	(10,965,367)
Share transactions Proceeds from sales of shares	831,405,883	807,561,965
Reinvestment of distributions	19,134,753	10,430,100
Cost of shares redeemed	(1,102,939,381)	(677,541,254)
Net increase (decrease) in net assets resulting from share transactions	(252,398,745)	140,450,811
Redemption fees	175,722	77,677
Total increase (decrease) in net assets	(528,574,562)	899,004,707

Net Assets
Beginning of period	3,033,022,559	2,134,017,852
End of period (including distributions in excess of net investment income of $284 and undistributed net investment income of $2,501,192, respectively)	$ 2,504,447,997	$ 3,033,022,559
Other Information Shares
Sold	15,055,782	16,320,732
Issued in reinvestment of distributions	366,408	206,804
Redeemed	(20,368,627)	(15,161,606)
Net increase (decrease)	(4,946,437)	1,365,930

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 60.22	$ 43.55	$ 27.43	$ 64.48	$ 48.80
Income from Investment Operations
Net investment income (loss) C	.41	.29	.07	.02	.01
Net realized and unrealized gain (loss)	(5.06)	16.63	16.14	(35.81)	19.61
Total from investment operations	(4.65)	16.92	16.21	(35.79)	19.62
Distributions from net investment income	(.40)	(.25)	(.09)	(.01)	(.05)
Distributions from net realized gain	(.03)	-	-	(1.26)	(3.90)
Total distributions	(.43)	(.25)	(.09)	(1.27)	(3.95)
Redemption fees added to paid in capital C	- B	- B	- B	.01	.01
Net asset value, end of period	$ 55.14	$ 60.22	$ 43.55	$ 27.43	$ 64.48
Total Return A	(7.68)%	38.95%	59.11%	(56.63)%	40.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	.85%	.90%	.83%	.84%
Expenses net of fee waivers, if any	.83%	.85%	.90%	.83%	.84%
Expenses net of all reductions	.82%	.85%	.90%	.83%	.84%
Net investment income (loss)	.77%	.64%	.18%	.03%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,504,448	$ 3,033,023	$ 2,134,018	$ 1,337,382	$ 3,155,852
Portfolio turnover rate E	90%	107%	97%	148%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Amount represents less than $.01 per share. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	-14.99%	3.27%	10.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Jonathan Kasen, Portfolio Manager of Energy Service Portfolio: For the year, the fund returned -14.99%, underperforming the S&P 500® and the -11.63% return of the MSCI® U.S. IM Energy Equipment & Services 25/50 Index. The fund underperformed its industry benchmark primarily due to weak security selection in oil and gas drilling, where about 17% of the fund's assets were concentrated. Stock picks in equipment/services, which constitute the bulk of the benchmark and the fund, also hurt performance. The fund lost ground due to untimely ownership of land-rig contractor Nabors Industries and an out-of-benchmark investment in offshore driller Transocean. I began adding to Nabors in April, because I thought it was cheap, and the stock later plummeted on declining international business, investor pessimism and weak margins in its pressure pumping business. I sold Nabors in January. I also had a meaningful position in Transocean, which I sold before period end, as the company continued to execute poorly. The fund had a sizable underweighting - and I ultimately sold - reservoir analysis company Core Laboratories, which solidly outperformed. Within oil/gas drilling, I didn't own some of the smaller firms in the index that did well, such as Houston-based offshore driller Atwood Oceanics, which saw revenue gains on increasing day rates for its drill rigs. Conversely, the fund was helped by investments in firms that supply equipment to deepwater drillers, which require unique products and technology to pull oil from the ocean floor. Top relative contributor Oceaneering International makes deepwater remote operational vehicles. The company enjoyed strong sales and earnings growth during the period, and its stock rose about 30%, easily topping the industry benchmark. Another contributor was an out-of-index state in Schoeller-Bleckmann Oilfield Equipment, the dominant supplier of directional drilling equipment, which saw an uptick in orders. We successfully avoided benchmark component Willbros Group, whose stock fell sharply on negative earnings revisions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	18.2	20.2
Halliburton Co.	12.1	12.7
National Oilwell Varco, Inc.	10.7	4.7
Cameron International Corp.	8.4	5.9
Noble Corp.	4.9	0.2
Baker Hughes, Inc.	3.9	8.5
Weatherford International Ltd.	3.7	4.4
Helmerich & Payne, Inc.	3.5	3.0
FMC Technologies, Inc.	3.5	4.9
Oceaneering International, Inc.	3.3	3.4
	72.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Energy Equipment & Services	93.6%
Machinery	0.8%
All Others*	5.6%

As of August 31, 2011
Energy Equipment & Services	99.3%
Electrical Equipment	0.3%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

Energy Service Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 93.6%
Oil & Gas Drilling - 17.0%
Cathedral Energy Services Ltd.	914,900	$ 7,164,629
Discovery Offshore S.A. (a)(e)	578,100	1,008,251
Ensco International Ltd. ADR	530,300	30,916,490
Eurasia Drilling Co. Ltd. GDR (Reg. S)	260,200	7,662,890
Helmerich & Payne, Inc.	782,972	47,996,184
Noble Corp.	1,688,235	67,833,282
Ocean Rig UDW, Inc. (United States)	613,700	10,678,380
PHX Energy Services Corp. (d)	118,800	1,373,286
Rowan Companies, Inc. (a)	592,100	21,830,727
Trinidad Drilling Ltd.	1,282,200	10,040,974
Tuscany International Drilling, Inc. (a)(d)	10,050,000	8,631,840
Vantage Drilling Co. (a)	7,639,900	10,008,269
Western Energy Services Corp. (a)	515,400	5,010,002
Xtreme Coil Drilling Corp. (a)	1,588,200	4,734,189
		234,889,393
Oil & Gas Equipment & Services - 76.6%
Anton Oilfield Services Group	10,186,000	1,536,548
Baker Hughes, Inc.	1,081,522	54,378,926
Cameron International Corp. (a)	2,088,788	116,366,379
Dresser-Rand Group, Inc. (a)	358,600	18,833,672
Exterran Holdings, Inc. (a)(d)	437,000	6,292,800
FMC Technologies, Inc. (a)	949,262	47,871,283
Global Geophysical Services, Inc. (a)	812,972	8,763,838
Halliburton Co.	4,582,799	167,684,615
Helix Energy Solutions Group, Inc. (a)	1,010,300	19,438,172
Hornbeck Offshore Services, Inc. (a)(d)	371,000	15,118,250
ION Geophysical Corp. (a)	859,055	6,150,834
McDermott International, Inc. (a)	2,718,400	35,502,304
National Oilwell Varco, Inc.	1,787,262	147,502,733
Oceaneering International, Inc.	835,000	45,315,450
Oil States International, Inc. (a)	460,200	37,377,444
RigNet, Inc. (a)	44,666	759,322
Schlumberger Ltd.	3,238,611	251,348,597
Schoeller-Bleckmann Oilfield Equipment AG	136,479	12,327,215
Tesco Corp. (a)	971,385	14,881,618
Weatherford International Ltd. (a)	3,243,271	51,827,471
		1,059,277,471
TOTAL ENERGY EQUIPMENT & SERVICES		1,294,166,864

	Shares	Value
MACHINERY - 0.8%
Industrial Machinery - 0.8%
Rotork PLC	337,000	$ 11,102,623
TOTAL COMMON STOCKS (Cost $1,018,411,696)		1,305,269,487
Money Market Funds - 6.3%

Fidelity Cash Central Fund, 0.12% (b)	79,142,805	79,142,805
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	7,828,688	7,828,688
TOTAL MONEY MARKET FUNDS (Cost $86,971,493)		86,971,493
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,105,383,189)	1,392,240,980
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(9,952,508)
NET ASSETS - 100%	$ 1,382,288,472
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,008,251 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,573
Fidelity Securities Lending Cash Central Fund	113,438
Total	$ 140,011
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	60.7%
Curacao	18.2%
Switzerland	8.6%
Canada	3.7%
United Kingdom	3.0%
Panama	2.6%
Cayman Islands	1.4%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $7,613,103) - See accompanying schedule: Unaffiliated issuers (cost $1,018,411,696)	$ 1,305,269,487
Fidelity Central Funds (cost $86,971,493)	86,971,493
Total Investments (cost $1,105,383,189)		$ 1,392,240,980
Receivable for investments sold		14,092,071
Receivable for fund shares sold		1,462,815
Dividends receivable		1,079,997
Distributions receivable from Fidelity Central Funds		8,463
Prepaid expenses		3,737
Other receivables		8,437
Total assets		1,408,896,500

Liabilities
Payable for investments purchased	$ 14,215,889
Payable for fund shares redeemed	3,605,857
Accrued management fee	641,053
Other affiliated payables	274,526
Other payables and accrued expenses	42,015
Collateral on securities loaned, at value	7,828,688
Total liabilities		26,608,028

Net Assets		$ 1,382,288,472
Net Assets consist of:
Paid in capital		$ 1,141,003,338
Accumulated net investment loss		(453,783)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,118,874)
Net unrealized appreciation (depreciation) on investments		286,857,791
Net Assets, for 18,933,190 shares outstanding		$ 1,382,288,472
Net Asset Value, offering price and redemption price per share ($1,382,288,472 ÷ 18,933,190 shares)		$ 73.01

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 10,667,765
Interest		91
Income from Fidelity Central Funds		140,011
Total income		10,807,867

Expenses
Management fee	$ 8,725,176
Transfer agent fees	3,329,656
Accounting and security lending fees	492,959
Custodian fees and expenses	39,769
Independent trustees' compensation	9,321
Registration fees	101,077
Audit	53,345
Legal	5,790
Interest	6,669
Miscellaneous	15,760
Total expenses before reductions	12,779,522
Expense reductions	(67,777)	12,711,745
Net investment income (loss)		(1,903,878)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	154,329,939
Foreign currency transactions	(52,008)
Total net realized gain (loss)		154,277,931
Change in net unrealized appreciation (depreciation) on: Investment securities	(472,064,038)
Assets and liabilities in foreign currencies	(363)
Total change in net unrealized appreciation (depreciation)		(472,064,401)
Net gain (loss)		(317,786,470)
Net increase (decrease) in net assets resulting from operations		$ (319,690,348)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,903,878)	$ (814,991)
Net realized gain (loss)	154,277,931	55,606,864
Change in net unrealized appreciation (depreciation)	(472,064,401)	540,147,218
Net increase (decrease) in net assets resulting from operations	(319,690,348)	594,939,091
Share transactions Proceeds from sales of shares	683,109,205	737,771,272
Cost of shares redeemed	(1,022,036,053)	(574,519,729)
Net increase (decrease) in net assets resulting from share transactions	(338,926,848)	163,251,543
Redemption fees	214,497	72,873
Total increase (decrease) in net assets	(658,402,699)	758,263,507

Net Assets
Beginning of period	2,040,691,171	1,282,427,664
End of period (including accumulated net investment loss of $453,783 and accumulated net investment loss of $61,947, respectively)	$ 1,382,288,472	$ 2,040,691,171
Other Information Shares
Sold	8,913,160	10,987,135
Redeemed	(13,741,994)	(9,234,606)
Net increase (decrease)	(4,828,834)	1,752,529

Financial Highlights

Years ended February 28,	2012I	2011	2010	2009	2008I
Selected Per-Share Data
Net asset value, beginning of period	$ 85.88	$ 58.27	$ 33.87	$ 92.62	$ 66.82
Income from Investment Operations
Net investment income (loss)C	(.09)	(.04)	.02F	(.02)G	(.21)
Net realized and unrealized gain (loss)	(12.79)	27.65	24.41	(54.75)	28.45
Total from investment operations	(12.88)	27.61	24.43	(54.77)	28.24
Distributions from net investment income	-	-	(.04)	-	-
Distributions from net realized gain	-	-	-	(4.00)	(2.46)
Total distributions	-	-	(.04)	(4.00)	(2.46)
Redemption fees added to paid in capitalC	.01	-B	.01	.02	.02
Net asset value, end of period	$ 73.01	$ 85.88	$ 58.27	$ 33.87	$ 92.62
Total ReturnA	(14.99)%	47.38%	72.15%	(61.89)%	42.91%
Ratios to Average Net AssetsD,H
Expenses before reductions	.82%	.85%	.91%	.82%	.83%
Expenses net of fee waivers, if any	.82%	.85%	.91%	.82%	.83%
Expenses net of all reductions	.81%	.85%	.91%	.82%	.83%
Net investment income (loss)	(.12)%	(.06)%	.04%F	(.03)%G	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,382,288	$ 2,040,691	$ 1,282,428	$ 740,946	$ 2,256,105
Portfolio turnover rateE	74%	85%	84%	82%	64%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Amount represents less than $.01 per share. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	-9.03%	-0.68%	10.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Ryan Oldham, Portfolio Manager of Natural Gas Portfolio: For the year, the fund returned -9.03%, underperforming both the S&P 500® and the -0.37% result of the S&P® Custom Natural Gas Index. Relative to the industry benchmark, stock selection in oil/gas exploration and production (E&P) - a group that constitutes roughly half of the natural gas index - accounted for most of the underperformance. An underweighting and weak picks in oil/gas storage and transport - the benchmark's best-performing segment - meaningfully detracted, while positioning in gas utilities and oil/gas drilling also hurt. On the plus side, security selection among integrated oil/gas stocks was beneficial, as was an overweighting in the oil/gas equipment and services group. At the stock level, four of the five biggest individual detractors were poor-performing E&P companies, with my out-of-index stake in Canada-based Talisman Energy taking the biggest toll on relative results. Several executional missteps led investors to question Talisman's long-term outlook, which sent earnings estimates - and Talisman's stock - steadily lower. An overweighting in Newfield Exploration also didn't help, and non-benchmark E&P firms EXCO Resources and Canada's Niko Resources weighed on performance. Elsewhere, a scant stake in strong-performing index constituent El Paso was unproductive. All of the detractors I've mentioned, except for Niko, were no longer held at period end. Conversely, the fund's top individual contributor was an underweighting in major index component Devon Energy, a natural-gas-focused E&P that struggled during the period due to low commodity prices. Shares of pipeline operator Williams Companies bounced higher in mid-December following the firm's announced plan to spin off its E&P business, WPX Energy. The deal completed at the end of 2011, and the fund continued to own both stocks. A timely overweighting in Cameron International, which makes valves and blowout protectors used in the drilling process, also was additive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apache Corp.	11.4	11.5
Anadarko Petroleum Corp.	11.0	10.3
Duke Energy Corp.	8.7	6.7
Williams Companies, Inc.	6.5	5.9
Sempra Energy	6.2	4.1
Noble Energy, Inc.	5.6	5.4
Cameron International Corp.	4.7	4.3
Chesapeake Energy Corp.	3.4	4.1
Devon Energy Corp.	3.0	3.3
Helmerich & Payne, Inc.	2.9	2.9
	63.4
Top Industries (% of fund's net assets)
As of February 29, 2012
Oil, Gas & Consumable Fuels	60.2%
Energy Equipment & Services	14.7%
Multi-Utilities	10.2%
Electric Utilities	8.7%
Gas Utilities	2.4%
All Others*	3.8%

As of August 31, 2011
Oil, Gas & Consumable Fuels	63.2%
Energy Equipment & Services	15.9%
Multi-Utilities	10.8%
Electric Utilities	6.7%
Gas Utilities	1.4%
All Others*	2.0%

* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
ELECTRIC UTILITIES - 8.7%
Electric Utilities - 8.7%
Duke Energy Corp.	3,110,769	$ 65,077,287
ENERGY EQUIPMENT & SERVICES - 14.7%
Oil & Gas Drilling - 8.9%
Ensco International Ltd. ADR	135,300	7,887,990
Helmerich & Payne, Inc.	355,500	21,792,150
Rowan Companies, Inc. (a)	371,500	13,697,205
Transocean Ltd. (United States)	212,500	11,334,750
Trinidad Drilling Ltd. (d)	1,109,800	8,690,901
Tuscany International Drilling, Inc. (a)	2,881,200	2,474,632
		65,877,628
Oil & Gas Equipment & Services - 5.8%
Cameron International Corp. (a)	627,400	34,952,454
Halliburton Co.	226,600	8,291,294
		43,243,748
TOTAL ENERGY EQUIPMENT & SERVICES		109,121,376
GAS UTILITIES - 2.4%
Gas Utilities - 2.4%
Chesapeake Utilities Corp.	44,100	1,811,187
National Fuel Gas Co.	325,300	16,372,349
		18,183,536
MULTI-UTILITIES - 10.2%
Multi-Utilities - 10.2%
Dominion Resources, Inc.	382,800	19,319,916
NiSource, Inc.	421,300	10,111,200
Sempra Energy	779,677	46,188,065
		75,619,181
OIL, GAS & CONSUMABLE FUELS - 60.2%
Integrated Oil & Gas - 3.4%
InterOil Corp. (a)(d)	118,000	7,091,800
Murphy Oil Corp.	58,000	3,708,520
Suncor Energy, Inc.	395,700	14,242,241
		25,042,561
Oil & Gas Exploration & Production - 48.8%
Americas Petrogas, Inc. (a)	1,052,400	4,604,549
Americas Petrogas, Inc. (e)	232,000	1,015,066
Anadarko Petroleum Corp.	970,200	81,613,224
Apache Corp.	782,133	84,415,618
Cabot Oil & Gas Corp.	101,900	3,554,272
Chesapeake Energy Corp.	994,200	24,855,000
Cobalt International Energy, Inc. (a)	24,300	730,458
Crown Point Ventures Ltd. (e)	747,316	959,017
Denbury Resources, Inc. (a)	403,975	8,043,142
Devon Energy Corp.	306,946	22,502,211
Double Eagle Petroleum Co. (a)	301,699	2,048,536

	Shares	Value
EOG Resources, Inc.	182,485	$ 20,777,742
Epsilon Energy Ltd. (a)	699,400	2,289,755
Kosmos Energy Ltd.	168,200	2,356,482
Madalena Ventures, Inc. (a)	3,344,000	4,325,085
Nexen, Inc.	889,100	18,120,696
Niko Resources Ltd.	222,100	10,491,765
Noble Energy, Inc.	427,607	41,755,824
Painted Pony Petroleum Ltd. (a)(e)	5,500	49,629
Painted Pony Petroleum Ltd. Class A (a)	540,000	4,872,632
Petrobank Energy & Resources Ltd. (a)	231,800	3,689,031
Pinecrest Energy, Inc. (a)(e)(f)	950,000	3,186,985
Southwestern Energy Co. (a)	142,300	4,704,438
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)	105,016	118,082
WPX Energy, Inc.	648,733	11,780,991
		362,860,230
Oil & Gas Refining & Marketing - 0.2%
HollyFrontier Corp.	59,000	1,925,170
Oil & Gas Storage & Transport - 7.8%
Southern Union Co.	217,900	9,574,526
Williams Companies, Inc.	1,612,299	48,175,494
		57,750,020
TOTAL OIL, GAS & CONSUMABLE FUELS		447,577,981
TOTAL COMMON STOCKS (Cost $668,613,531)		715,579,361
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.12% (b)	25,136,935	25,136,935
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	7,796,500	7,796,500
TOTAL MONEY MARKET FUNDS (Cost $32,933,435)		32,933,435
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $701,546,966)	748,512,796
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(4,832,404)
NET ASSETS - 100%	$ 743,680,392
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,210,697 or 0.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,902
Fidelity Securities Lending Cash Central Fund	561,266
Total	$ 577,168
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 715,579,361	$ 715,461,279	$ 118,082	$ -
Money Market Funds	32,933,435	32,933,435	-	-
Total Investments in Securities:	$ 748,512,796	$ 748,394,714	$ 118,082	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.6%
Canada	11.5%
Switzerland	1.5%
United Kingdom	1.1%
Others (Individually Less Than 1%)	0.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $7,220,781) - See accompanying schedule: Unaffiliated issuers (cost $668,613,531)	$ 715,579,361
Fidelity Central Funds (cost $32,933,435)	32,933,435
Total Investments (cost $701,546,966)		$ 748,512,796
Receivable for investments sold		18,129,061
Receivable for fund shares sold		1,853,970
Dividends receivable		1,282,822
Distributions receivable from Fidelity Central Funds		6,807
Prepaid expenses		1,719
Other receivables		1,250
Total assets		769,788,425

Liabilities
Payable for investments purchased Regular delivery	$ 12,153,349
Delayed delivery	3,119,790
Payable for fund shares redeemed	2,478,812
Accrued management fee	342,906
Other affiliated payables	185,214
Other payables and accrued expenses	31,462
Collateral on securities loaned, at value	7,796,500
Total liabilities		26,108,033

Net Assets		$ 743,680,392
Net Assets consist of:
Paid in capital		$ 1,153,586,777
Undistributed net investment income		1,198,017
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(458,039,358)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		46,934,956
Net Assets, for 22,597,974 shares outstanding		$ 743,680,392
Net Asset Value, offering price and redemption price per share ($743,680,392 ÷ 22,597,974 shares)		$ 32.91

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 14,139,817
Interest		16
Income from Fidelity Central Funds		577,168
Total income		14,717,001

Expenses
Management fee	$ 4,920,636
Transfer agent fees	2,275,331
Accounting and security lending fees	306,323
Custodian fees and expenses	20,982
Independent trustees' compensation	5,276
Registration fees	44,755
Audit	38,220
Legal	3,337
Interest	948
Miscellaneous	10,230
Total expenses before reductions	7,626,038
Expense reductions	(20,187)	7,605,851
Net investment income (loss)		7,111,150
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,649,926
Foreign currency transactions	(225,994)
Total net realized gain (loss)		5,423,932
Change in net unrealized appreciation (depreciation) on: Investment securities	(127,167,312)
Assets and liabilities in foreign currencies	(16,677)
Total change in net unrealized appreciation (depreciation)		(127,183,989)
Net gain (loss)		(121,760,057)
Net increase (decrease) in net assets resulting from operations		$ (114,648,907)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,111,150	$ 9,013,348
Net realized gain (loss)	5,423,932	(138,355,471)
Change in net unrealized appreciation (depreciation)	(127,183,989)	267,851,166
Net increase (decrease) in net assets resulting from operations	(114,648,907)	138,509,043
Distributions to shareholders from net investment income	(7,350,892)	(7,289,485)
Distributions to shareholders from net realized gain	-	(1,911,402)
Total distributions	(7,350,892)	(9,200,887)
Share transactions Proceeds from sales of shares	317,625,822	227,063,598
Reinvestment of distributions	6,793,558	8,477,652
Cost of shares redeemed	(448,864,133)	(516,555,771)
Net increase (decrease) in net assets resulting from share transactions	(124,444,753)	(281,014,521)
Redemption fees	42,090	41,849
Total increase (decrease) in net assets	(246,402,462)	(151,664,516)

Net Assets
Beginning of period	990,082,854	1,141,747,370
End of period (including undistributed net investment income of $1,198,017 and undistributed net investment income of $1,437,759, respectively)	$ 743,680,392	$ 990,082,854
Other Information Shares
Sold	9,161,528	7,374,987
Issued in reinvestment of distributions	211,560	257,265
Redeemed	(13,898,138)	(16,934,801)
Net increase (decrease)	(4,525,050)	(9,302,549)

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.50	$ 31.34	$ 19.16	$ 49.91	$ 39.61
Income from Investment Operations
Net investment income (loss) C	.26	.29 F	(.04)	(.05)	(.05)
Net realized and unrealized gain (loss)	(3.56)	5.19	12.22	(28.62)	14.53
Total from investment operations	(3.30)	5.48	12.18	(28.67)	14.48
Distributions from net investment income	(.29)	(.26)	-	-	-
Distributions from net realized gain	-	(.06)	-	(2.09)	(4.19)
Total distributions	(.29)	(.32)	-	(2.09)	(4.19)
Redemption fees added to paid in capital C	- B	- B	- B	.01	.01
Net asset value, end of period	$ 32.91	$ 36.50	$ 31.34	$ 19.16	$ 49.91
Total Return A	(9.03)%	17.58%	63.57%	(59.99)%	38.08%
Ratios to Average Net Assets D,G
Expenses before reductions	.86%	.89%	.93%	.85%	.85%
Expenses net of fee waivers, if any	.86%	.89%	.93%	.85%	.85%
Expenses net of all reductions	.86%	.88%	.93%	.85%	.85%
Net investment income (loss)	.81%	.95% F	(.13)%	(.13)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 743,680	$ 990,083	$ 1,141,747	$ 705,002	$ 1,603,270
Portfolio turnover rate E	63%	167%	110%	81%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Amount represents less than $.01 per share. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .47%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	-8.63%	5.81%	12.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from John Dowd, Portfolio Manager of Natural Resources Portfolio: For the year, the fund returned -8.63%, slightly underperforming the -8.20% return of the S&P® North American Natural Resources Sector Index, but significantly trailing the S&P 500®. Relative to the industry benchmark, the fund was hurt by an overweighting in oil/gas drilling, as natural gas production gluts caused a pullback in drilling activity. Investors' flight to safety helped companies in high-dividend-paying industries such as integrated oil/gas and pipelines, but hurt the fund, as we were heavily underweighted there. Picks in oil/gas exploration and production (E&P) and coal also hurt. The good news centered on the oil/gas refining and marketing segment, where security selection and a substantial overweighting aided the fund's result. Solid performance from our gold holdings and a good out-of-benchmark investment in specialty chemicals also meaningfully contributed. On an individual security basis, cost pressures deflated the share price of coal firm Alpha Natural Resources and deepwater drilling company Transocean. An overweighting in Alpha was particularly detrimental, as the stock lost about two-thirds of its value during the period. In June, Alpha bought troubled coal firm Massey Energy, which operated a mine in which 29 workers were killed two years ago. Alpha has since been adding safety-conscious processes at the former Massey properties, and that has been expensive. Transocean faced added costs and lengthy drill-rig downtime amid a strict regulatory environment that followed the 2010 explosion of its Deepwater Horizon rig in the Gulf of Mexico. I sold Transocean in November. The fund also was hurt by not owning enough of integrated oil firms Exxon Mobil - a benchmark heavyweight that I sold in June - and ConocoPhillips, which I did not own at all. Both stocks outperformed due to the combination of investors' flight to safety, improved refining margins and higher prices for international crude oil. On the flipside, we had a timely investment in Suncor Energy, one of the largest oil producers in Canada. I underweighted the stock because early in the period I thought it was expensive relative to the group, and its share price fell, which helped performance. The fund also benefited from our stake in refiner Holly, whose share price surged on a merger deal with Frontier Oil that created a new company called HollyFrontier, in which I still held a stake at period end. An out-of-index position in chemicals firm LyondellBassell Industries helped. The company, which also operates a major crude oil refining plant in Houston, has done well since exiting from bankruptcy in April 2010. Another contributor was Marathon Oil, an integrated oil firm that benefited from its mid-continent refining capabilities, which play a key role in domestic oil and gas production.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	8.6	8.9
Occidental Petroleum Corp.	7.4	5.5
Hess Corp.	5.0	4.1
Schlumberger Ltd.	4.6	5.6
Marathon Oil Corp.	4.4	3.1
EOG Resources, Inc.	3.9	0.0
National Oilwell Varco, Inc.	3.8	1.9
Suncor Energy, Inc.	3.1	0.4
Ensco International Ltd. ADR	2.9	3.8
Marathon Petroleum Corp.	2.7	2.4
	46.4
Top Industries (% of fund's net assets)
As of February 29, 2012
Oil, Gas & Consumable Fuels	60.4%
Energy Equipment & Services	21.2%
Metals & Mining	13.8%
Chemicals	2.1%
Containers & Packaging	1.4%
All Others*	1.1%

As of August 31, 2011
Oil, Gas & Consumable Fuels	50.1%
Energy Equipment & Services	27.1%
Metals & Mining	17.9%
Chemicals	1.6%
Containers & Packaging	1.2%
All Others*	2.1%

* Includes short-term investments and net other assets.

Annual Report

Natural Resources Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CHEMICALS - 2.1%
Specialty Chemicals - 2.1%
LyondellBasell Industries NV Class A	679,600	$ 29,345,128
CONSTRUCTION & ENGINEERING - 0.6%
Construction & Engineering - 0.6%
Foster Wheeler AG (a)	328,800	8,098,344
CONTAINERS & PACKAGING - 1.4%
Metal & Glass Containers - 1.4%
Ball Corp.	232,300	9,310,584
Crown Holdings, Inc. (a)	289,100	10,688,027
		19,998,611
ENERGY EQUIPMENT & SERVICES - 21.2%
Oil & Gas Drilling - 6.8%
Discovery Offshore S.A. (a)(e)	1,522,800	2,655,880
Ensco International Ltd. ADR	715,900	41,736,970
Helmerich & Payne, Inc.	192,600	11,806,380
Noble Corp.	555,800	22,332,044
Northern Offshore Ltd.	945,000	2,307,414
Ocean Rig UDW, Inc. (United States)	426,700	7,424,580
Parker Drilling Co. (a)	989,400	6,262,902
Vantage Drilling Co. (a)	1,977,700	2,590,787
		97,116,957
Oil & Gas Equipment & Services - 14.4%
Compagnie Generale de Geophysique SA (a)	261,600	8,001,937
Halliburton Co.	973,300	35,613,047
Key Energy Services, Inc. (a)	281,100	4,795,566
McDermott International, Inc. (a)	574,500	7,502,970
National Oilwell Varco, Inc.	662,158	54,647,900
Oil States International, Inc. (a)	197,000	16,000,340
Schlumberger Ltd.	850,292	65,991,162
Schoeller-Bleckmann Oilfield Equipment AG	30,600	2,763,889
Total Energy Services, Inc.	100,000	1,904,714
Weatherford International Ltd. (a)	519,300	8,298,414
Willbros Group, Inc. (a)	289,600	1,216,320
		206,736,259
TOTAL ENERGY EQUIPMENT & SERVICES		303,853,216
METALS & MINING - 13.8%
Diversified Metals & Mining - 3.2%
Anglo American PLC (United Kingdom)	158,000	6,659,423
Freeport-McMoRan Copper & Gold, Inc.	557,434	23,724,391
Kenmare Resources PLC (a)	5,361,500	4,818,927
Teck Resources Ltd. Class B (sub. vtg.)	279,400	11,185,599
		46,388,340
Gold - 9.6%
AngloGold Ashanti Ltd. sponsored ADR	239,100	10,149,795
Barrick Gold Corp. (d)	408,700	19,550,203

	Shares	Value
Gold Fields Ltd. sponsored ADR	818,300	$ 12,577,271
Goldcorp, Inc.	345,500	16,746,966
Harmony Gold Mining Co. Ltd. sponsored ADR	591,600	7,525,152
IAMGOLD Corp.	597,700	9,035,105
Kinross Gold Corp.	309,467	3,424,103
Newcrest Mining Ltd.	568,842	20,427,871
Newmont Mining Corp.	379,900	22,566,060
Randgold Resources Ltd. sponsored ADR	55,600	6,378,988
Yamana Gold, Inc.	533,300	9,257,913
		137,639,427
Precious Metals & Minerals - 1.0%
Pan American Silver Corp. (d)	134,500	3,369,225
Silver Wheaton Corp.	276,200	10,571,875
		13,941,100
TOTAL METALS & MINING		197,968,867
OIL, GAS & CONSUMABLE FUELS - 60.4%
Coal & Consumable Fuels - 2.0%
Alpha Natural Resources, Inc. (a)	1,084,322	20,125,016
Peabody Energy Corp.	254,700	8,883,936
		29,008,952
Integrated Oil & Gas - 24.6%
Chevron Corp.	1,123,500	122,596,319
Hess Corp.	1,095,900	71,145,828
InterOil Corp. (a)	25,000	1,502,500
Murphy Oil Corp.	91,200	5,831,328
Occidental Petroleum Corp.	1,010,300	105,445,011
Suncor Energy, Inc.	1,253,000	45,098,631
		351,619,617
Oil & Gas Exploration & Production - 25.1%
Anadarko Petroleum Corp.	31,100	2,616,132
Apache Corp.	319,200	34,451,256
Bankers Petroleum Ltd. (a)	1,449,300	7,146,551
Cabot Oil & Gas Corp.	398,400	13,896,192
Canadian Natural Resources Ltd. (d)	178,100	6,610,027
Cobalt International Energy, Inc. (a)	329,900	9,916,794
Concho Resources, Inc. (a)	13,000	1,388,920
EOG Resources, Inc.	485,100	55,233,486
EQT Corp.	221,900	11,765,138
EV Energy Partners LP	143,700	10,222,818
EXCO Resources, Inc. (d)	132,800	946,864
Gran Tierra Energy, Inc. (Canada) (a)	2,394,300	13,911,206
Magnum Hunter Resources Corp. (d)	245,600	1,699,552
Marathon Oil Corp.	1,844,900	62,523,661
Noble Energy, Inc.	235,000	22,947,750
OGX Petroleo e Gas Participacoes SA (a)	142,500	1,410,521
Pacific Rubiales Energy Corp.	147,300	4,276,188
Painted Pony Petroleum Ltd. (a)(e)	9,500	85,722
Pioneer Natural Resources Co.	308,700	33,845,868
Plains Exploration & Production Co. (a)	173,800	7,659,366
QEP Resources, Inc.	131,500	4,489,410
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Rosetta Resources, Inc. (a)	70,700	$ 3,608,528
SM Energy Co.	346,800	27,300,096
Stone Energy Corp. (a)	101,000	3,226,950
Swift Energy Co. (a)	131,500	3,948,945
WPX Energy, Inc.	727,100	13,204,136
		358,332,077
Oil & Gas Refining & Marketing - 7.8%
CVR Energy, Inc. (a)	440,300	11,980,563
HollyFrontier Corp.	803,204	26,208,547
Marathon Petroleum Corp.	929,100	38,604,105
Tesoro Corp. (a)	502,700	13,336,631
Valero Energy Corp.	889,800	21,791,202
		111,921,048
Oil & Gas Storage & Transport - 0.9%
Atlas Energy LP	41,700	1,153,839
Atlas Pipeline Partners, LP	211,900	7,829,705
Cheniere Energy, Inc. (a)	247,900	3,728,416
		12,711,960
TOTAL OIL, GAS & CONSUMABLE FUELS		863,593,654
TOTAL COMMON STOCKS (Cost $1,237,535,738)		1,422,857,820
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	6,945,214	$ 6,945,214
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	30,160,630	30,160,630
TOTAL MONEY MARKET FUNDS (Cost $37,105,844)		37,105,844
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,274,641,582)	1,459,963,664
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(29,383,154)
NET ASSETS - 100%	$ 1,430,580,510
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,741,602 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,559
Fidelity Securities Lending Cash Central Fund	216,544
Total	$ 225,103
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,422,857,820	$ 1,414,855,883	$ 8,001,937	$ -
Money Market Funds	37,105,844	37,105,844	-	-
Total Investments in Securities:	$ 1,459,963,664	$ 1,451,961,727	$ 8,001,937	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	69.9%
Canada	10.5%
Curacao	4.6%
United Kingdom	3.4%
Switzerland	2.8%
South Africa	2.1%
Netherlands	2.1%
Australia	1.4%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $28,299,841) - See accompanying schedule: Unaffiliated issuers (cost $1,237,535,738)	$ 1,422,857,820
Fidelity Central Funds (cost $37,105,844)	37,105,844
Total Investments (cost $1,274,641,582)		$ 1,459,963,664
Receivable for investments sold		10,547,090
Receivable for fund shares sold		2,367,896
Dividends receivable		2,047,906
Distributions receivable from Fidelity Central Funds		6,158
Prepaid expenses		3,557
Other receivables		6,095
Total assets		1,474,942,366

Liabilities
Payable for investments purchased	$ 10,643,089
Payable for fund shares redeemed	2,528,470
Accrued management fee	668,974
Other affiliated payables	323,908
Other payables and accrued expenses	36,785
Collateral on securities loaned, at value	30,160,630
Total liabilities		44,361,856

Net Assets		$ 1,430,580,510
Net Assets consist of:
Paid in capital		$ 1,341,890,823
Distributions in excess of net investment income		(7,311,274)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,325,902)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		185,326,863
Net Assets, for 40,462,718 shares outstanding		$ 1,430,580,510
Net Asset Value, offering price and redemption price per share ($1,430,580,510 ÷ 40,462,718 shares)		$ 35.36

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 23,007,194
Interest		27,168
Income from Fidelity Central Funds		225,103
Total income		23,259,465

Expenses
Management fee	$ 9,101,723
Transfer agent fees	3,957,288
Accounting and security lending fees	511,915
Custodian fees and expenses	44,464
Independent trustees' compensation	9,690
Registration fees	80,044
Audit	52,862
Legal	5,973
Interest	4,879
Miscellaneous	16,660
Total expenses before reductions	13,785,498
Expense reductions	(51,491)	13,734,007
Net investment income (loss)		9,525,458
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,917,650
Foreign currency transactions	208,563
Total net realized gain (loss)		95,126,213
Change in net unrealized appreciation (depreciation) on: Investment securities	(309,451,525)
Assets and liabilities in foreign currencies	3,703
Total change in net unrealized appreciation (depreciation)		(309,447,822)
Net gain (loss)		(214,321,609)
Net increase (decrease) in net assets resulting from operations		$ (204,796,151)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,525,458	$ 5,705,581
Net realized gain (loss)	95,126,213	213,675,865
Change in net unrealized appreciation (depreciation)	(309,447,822)	324,576,047
Net increase (decrease) in net assets resulting from operations	(204,796,151)	543,957,493
Distributions to shareholders from net investment income	(11,394,017)	(5,328,489)
Distributions to shareholders from net realized gain	(3,192,087)	(4,021,778)
Total distributions	(14,586,104)	(9,350,267)
Share transactions Proceeds from sales of shares	534,526,277	511,028,949
Reinvestment of distributions	13,954,763	8,986,769
Cost of shares redeemed	(870,401,869)	(567,758,885)
Net increase (decrease) in net assets resulting from share transactions	(321,920,829)	(47,743,167)
Redemption fees	119,543	42,708
Total increase (decrease) in net assets	(541,183,541)	486,906,767

Net Assets
Beginning of period	1,971,764,051	1,484,857,284
End of period (including distributions in excess of net investment income of $7,311,274 and undistributed net investment income of $458,791, respectively)	$ 1,430,580,510	$ 1,971,764,051
Other Information Shares
Sold	14,620,404	16,035,557
Issued in reinvestment of distributions	409,738	269,618
Redeemed	(25,039,254)	(19,511,353)
Net increase (decrease)	(10,009,112)	(3,206,178)

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 27.66	$ 17.24	$ 39.00	$ 28.75
Income from Investment Operations
Net investment income (loss) C	.20	.12	- B	.01	.03
Net realized and unrealized gain (loss)	(3.59)	11.49	10.54	(21.29)	11.74
Total from investment operations	(3.39)	11.61	10.54	(21.28)	11.77
Distributions from net investment income	(.26)	(.11)	(.02)	(.01)	(.03)
Distributions from net realized gain	(.06)	(.09)	(.10)	(.48)	(1.50)
Total distributions	(.32)	(.20)	(.12)	(.49)	(1.53)
Redemption fees added to paid in capital C	- B	- B	- B	.01	.01
Net asset value, end of period	$ 35.36	$ 39.07	$ 27.66	$ 17.24	$ 39.00
Total Return A	(8.63)%	42.09%	61.13%	(55.24)%	41.62%
Ratios to Average Net Assets D,F
Expenses before reductions	.84%	.88%	.93%	.85%	.85%
Expenses net of fee waivers, if any	.84%	.88%	.93%	.85%	.85%
Expenses net of all reductions	.84%	.87%	.92%	.84%	.85%
Net investment income (loss)	.58%	.39%	(.01)%	.03%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,430,581	$ 1,971,764	$ 1,484,857	$ 923,110	$ 2,428,375
Portfolio turnover rate E	88%	113%	85%	136%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Amount represents less than $.01 per share. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Energy Portfolio and the Natural Resources Portfolio claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carry forwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$ 1,985,850,163	$ 592,867,943	$ (72,193,898)	$ 520,674,045
Energy Service Portfolio	1,125,573,026	301,002,625	(34,334,671)	266,667,954
Natural Gas Portfolio	705,787,761	88,957,610	(46,232,575)	42,725,035
Natural Resources Portfolio	1,283,821,954	235,241,917	(59,100,207)	176,141,710

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Energy Portfolio	$ -	$ 3,342,121	-	$ 520,680,727
Energy Service Portfolio	-	-	-	266,667,954
Natural Gas Portfolio	2,260,927	-	(428,371,682)	42,694,161
Natural Resources Portfolio	-	-	(47,558,563)	176,146,491

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2017	2018	2019	Total with expiration
Natural Gas Portfolio	$ (25,933,522)	$ (193,661,853)	$ (208,776,307)	$ (428,371,682)
Natural Resources Portfolio	-	(47,558,563)	-	(47,558,563)

In addition, certain of the Funds intend to elect to defer to the fiscal year ending February 28, 2013 capital losses recognized during the period November 1, 2011 to February 29, 2012. Loss deferrals were as follows:

Capital losses
Energy Service Portfolio	$ (24,929,036)
Natural Gas Portfolio	(26,489,786)
Natural Resources Portfolio	(32,586,967)

The tax character of distributions paid was as follows:

February 29, 2012	Ordinary Income
Energy Portfolio	$ 19,974,612
Natural Gas Portfolio	7,350,892
Natural Resources Portfolio	14,586,104
February 28, 2011	Ordinary Income
Energy Portfolio	$ 10,965,367
Natural Gas Portfolio	9,200,887
Natural Resources Portfolio	9,350,267

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	2,327,120,591	2,545,801,724
Energy Service Portfolio	1,164,368,431	1,557,221,645
Natural Gas Portfolio	560,811,214	704,598,406
Natural Resources Portfolio	1,456,093,505	1,756,207,479

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.23%
Energy Service Portfolio	.21%
Natural Gas Portfolio	.26%
Natural Resources Portfolio	.24%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 19,306
Energy Service Portfolio	16,689
Natural Gas Portfolio	9,343
Natural Resources Portfolio	12,225

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 9,134,047.34%		$ 5,555
Energy Service Portfolio	Borrower	15,077,955.36%		6,669
Natural Gas Portfolio	Borrower	6,050,375.35%		948
Natural Resources Portfolio	Borrower	8,380,459.34%		4,879

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$ 7,647
Energy Service Portfolio	4,855
Natural Gas Portfolio	2,702
Natural Resources Portfolio	4,994

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Energy Portfolio	$ 277,715	$ -
Energy Service Portfolio	113,438	-
Natural Gas Portfolio	561,266	6,286
Natural Resources Portfolio	216,544	-

Annual Report

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	$ 788,000.57%		$ 37

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$ 78,737	$ -
Energy Service Portfolio	67,767	10
Natural Gas Portfolio	20,187	-
Natural Resources Portfolio	51,491	-

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Energy Portfolio	4/5/2012	04/04/12	$0.000	$0.077
Select Energy Service Portfolio	4/5/2012	04/04/12	$0.000	$0.000
Select Natural Gas Portfolio	4/5/2012	04/04/12	$0.055	$0.049
Select Natural Resources Portfolio	4/5/2012	04/04/12	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Select Energy Portfolio	$4,314,221

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Select Energy Portfolio	100%	100%
Select Natural Gas Portfolio	100%	100%
Select Natural Resources Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2011	December 2011
Select Energy Portfolio	100%	100%
Select Natural Gas Portfolio	100%	100%
Select Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELNR-UANNPRO-0412
1.910419.102

Fidelity®

Select Portfolios®

Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Banking Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Brokerage and Investment Management Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Finance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Financial Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Insurance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Banking Portfolio	.88%
Actual		$ 1,000.00	$ 1,188.70	$ 4.79
HypotheticalA		$ 1,000.00	$ 1,020.49	$ 4.42
Brokerage and Investment Management Portfolio	.90%
Actual		$ 1,000.00	$ 1,134.70	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Consumer Finance Portfolio	.93%
Actual		$ 1,000.00	$ 1,144.40	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,020.24	$ 4.67
Financial Services Portfolio	.90%
Actual		$ 1,000.00	$ 1,136.60	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Insurance Portfolio	.89%
Actual		$ 1,000.00	$ 1,137.50	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.44	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	-5.31%	-9.19%	-0.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Vincent Montemaggiore, Co-Portfolio Manager of Banking Portfolio: For the year, the fund returned -5.31%, trailing the -4.40% return of the MSCI® U.S. IM Banks 25/50 Index, as well as the S&P 500®. Versus the MSCI index, out-of-benchmark exposure to the other diversified financial services group - primarily due to our stake in Citigroup, the fund's second-biggest relative detractor during the period - hampered performance. Large commercial banks such as Citigroup were particularly vulnerable to a variety of challenges, including mixed U.S. economic data for much of the period and a worsening sovereign debt crisis in Europe. Stock picking in regional banks, a segment comprising roughly two-thirds of the index, on average, also curbed the fund's performance. The largest and third-largest individual detractors were Regions Financial and SunTrust Banks, respectively, both regional banks based in the southeastern U.S., an area hit particularly hard by excess housing demand and falling home prices in the wake of the Great Recession. While on a fundamental basis both banks appeared to have the worst behind them at the beginning of the period, the market became concerned that loan losses could reverse their improving trend if the U.S. economy were to enter a double-dip recession. Later in the period, as U.S. economic data began to improve, these positions started to show stronger relative performance. Also curbing our results was Comerica, a large regional bank focused on commercial lending - typically, through variable-rate loans. The Federal Reserve's promise to keep short-term interest rates low until 2014 depressed Comerica's near-term earnings outlook and hurt its stock. Conversely, performance benefited from out-of-index exposure to data processing/outsourced services, a large underweighting in the thrifts/mortgage finance segment and a modest cash position. The dominant influence in the first group was card processor Visa, the fund's second-biggest relative contributor during the period. In my view, Visa had one of the best business models in the world and was positioned to benefit from the growth of global electronic payments and the shift away from cash payments. Regulatory reforms that ended up being less onerous than originally feared helped the stock rise more than 50% from late June through period end. In addition, the stability of Visa's revenue and cash flow was viewed positively by investors amid periodic bouts of anxiety about the global economy. The fund's top relative contributor was Bank of the Ozarks, a well-managed, high-quality community bank, in my opinion. Purchases of several failed banks at bargain prices during the past several years helped to bolster the bank's earnings at a time when most banks' earnings power was diminished. Overweighted exposure to major index component U.S. Bancorp also aided the fund's showing.

_____________________________________

Note to shareholders: John Sheehy became Co-Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	11.0	13.5
U.S. Bancorp	10.2	12.7
BB&T Corp.	5.6	5.2
SunTrust Banks, Inc.	4.1	5.2
PNC Financial Services Group, Inc.	3.7	1.4
M&T Bank Corp.	3.1	0.0
KeyCorp	2.9	0.4
Regions Financial Corp.	2.9	3.6
CIT Group, Inc.	2.5	3.0
Comerica, Inc.	2.5	3.0
	48.5
Top Industries (% of fund's net assets)
As of February 29, 2012
Commercial Banks	83.8%
Thrifts & Mortgage Finance	6.4%
Consumer Finance	2.3%
Diversified Financial Services	2.0%
IT Services	1.7%
All Others*	3.8%

As of August 31, 2011
Commercial Banks	82.8%
Consumer Finance	4.4%
Thrifts & Mortgage Finance	3.0%
Diversified Financial Services	2.9%
Capital Markets	2.8%
All Others*	4.1%

* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CAPITAL MARKETS - 1.0%
Asset Management & Custody Banks - 1.0%
State Street Corp.	96,300	$ 4,066,749
COMMERCIAL BANKS - 83.8%
Diversified Banks - 24.4%
Banco ABC Brasil SA	344,000	2,764,098
Comerica, Inc.	365,700	10,857,633
U.S. Bancorp	1,496,000	43,982,400
Wells Fargo & Co.	1,502,892	47,025,492
		104,629,623
Regional Banks - 59.4%
American River Bankshares (a)	128,500	866,090
Bank of the Ozarks, Inc. (d)	255,900	7,510,665
BB&T Corp.	827,600	24,207,300
BBCN Bancorp, Inc. (a)	703,212	7,207,923
CapitalSource, Inc.	89,200	602,100
Cathay General Bancorp	243,008	3,970,751
Central Valley Community Bancorp (a)	133,300	887,778
Chemical Financial Corp.	181,900	4,012,714
CIT Group, Inc. (a)	267,000	10,869,570
City National Corp.	152,900	7,186,300
Commerce Bancshares, Inc.	43,800	1,691,118
CVB Financial Corp. (d)	546,300	5,883,651
Fifth Third Bancorp	713,200	9,706,652
First Commonwealth Financial Corp.	697,600	4,178,624
First Midwest Bancorp, Inc., Delaware	378,100	4,370,836
First Niagara Financial Group, Inc.	1,059,700	10,130,732
Hancock Holding Co.	64,300	2,182,985
Huntington Bancshares, Inc.	1,675,251	9,791,842
KeyCorp	1,532,300	12,411,630
M&T Bank Corp.	162,000	13,222,440
National Penn Bancshares, Inc.	626,200	5,479,250
Oriental Financial Group, Inc.	213,180	2,504,865
Pacific Continental Corp.	315,015	2,646,126
PacWest Bancorp	269,046	5,857,131
PNC Financial Services Group, Inc.	265,841	15,822,856
Regions Financial Corp.	2,142,600	12,341,376
Sandy Spring Bancorp, Inc.	311,900	5,632,914
Signature Bank (a)	71,400	4,238,304
SunTrust Banks, Inc.	765,300	17,571,288
Susquehanna Bancshares, Inc.	531,200	4,924,224
SVB Financial Group (a)	134,165	7,953,301
Texas Capital Bancshares, Inc. (a)	219,700	7,445,633
West Coast Bancorp (a)	164,740	2,825,291
Western Alliance Bancorp. (a)	860,600	7,005,284
Wilshire Bancorp, Inc. (a)	1,261,700	5,475,778
Wintrust Financial Corp. (d)	198,300	6,684,693
		255,300,015
TOTAL COMMERCIAL BANKS		359,929,638

	Shares	Value
CONSUMER FINANCE - 2.3%
Consumer Finance - 2.3%
Capital One Financial Corp.	106,400	$ 5,383,840
SLM Corp.	279,900	4,411,224
		9,795,064
DIVERSIFIED FINANCIAL SERVICES - 2.0%
Other Diversified Financial Services - 2.0%
Citigroup, Inc.	146,720	4,888,710
JPMorgan Chase & Co.	89,600	3,515,904
NBH Holdings Corp. Class A (a)(e)	13,300	216,125
		8,620,739
IT SERVICES - 1.7%
Data Processing & Outsourced Services - 1.7%
Fiserv, Inc. (a)	46,700	3,096,210
Visa, Inc. Class A	37,300	4,340,601
		7,436,811
THRIFTS & MORTGAGE FINANCE - 6.4%
Thrifts & Mortgage Finance - 6.4%
BankUnited, Inc.	3,700	85,211
Flushing Financial Corp.	270,300	3,500,385
New York Community Bancorp, Inc. (d)	313,400	4,077,334
Ocwen Financial Corp. (a)	377,800	6,086,358
People's United Financial, Inc.	722,500	9,096,275
WSFS Financial Corp.	125,300	4,822,797
		27,668,360
TOTAL COMMON STOCKS (Cost $425,639,909)		417,517,361
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 0.12% (b)	11,540,047	11,540,047
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	10,585,875	10,585,875
TOTAL MONEY MARKET FUNDS (Cost $22,125,922)		22,125,922
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $447,765,831)	439,643,283
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(9,896,284)
NET ASSETS - 100%	$ 429,746,999
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $216,125 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,119
Fidelity Securities Lending Cash Central Fund	20,516
Total	$ 32,635
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 417,517,361	$ 417,301,236	$ -	$ 216,125
Money Market Funds	22,125,922	22,125,922	-	-
Total Investments in Securities:	$ 439,643,283	$ 439,427,158	$ -	$ 216,125
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(13,300)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	229,425
Transfers out of Level 3	-
Ending Balance	$ 216,125
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (13,300)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $10,275,605) - See accompanying schedule: Unaffiliated issuers (cost $425,639,909)	$ 417,517,361
Fidelity Central Funds (cost $22,125,922)	22,125,922
Total Investments (cost $447,765,831)		$ 439,643,283
Receivable for fund shares sold		1,352,601
Dividends receivable		373,499
Distributions receivable from Fidelity Central Funds		2,866
Prepaid expenses		694
Other receivables		7,914
Total assets		441,380,857

Liabilities
Payable for fund shares redeemed	714,973
Accrued management fee	201,094
Other affiliated payables	99,356
Other payables and accrued expenses	32,560
Collateral on securities loaned, at value	10,585,875
Total liabilities		11,633,858

Net Assets		$ 429,746,999
Net Assets consist of:
Paid in capital		$ 523,251,798
Undistributed net investment income		388,757
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,771,008)
Net unrealized appreciation (depreciation) on investments		(8,122,548)
Net Assets, for 24,101,438 shares outstanding		$ 429,746,999
Net Asset Value, offering price and redemption price per share ($429,746,999 ÷ 24,101,438 shares)		$ 17.83

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 5,527,332
Interest		471
Income from Fidelity Central Funds		32,635
Total income		5,560,438

Expenses
Management fee	$ 2,186,844
Transfer agent fees	1,005,464
Accounting and security lending fees	156,651
Custodian fees and expenses	15,509
Independent trustees' compensation	2,367
Registration fees	32,752
Audit	41,047
Legal	1,477
Interest	3,023
Miscellaneous	4,755
Total expenses before reductions	3,449,889
Expense reductions	(54,932)	3,394,957
Net investment income (loss)		2,165,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,100,698)
Foreign currency transactions	(88,927)
Total net realized gain (loss)		(8,189,625)
Change in net unrealized appreciation (depreciation) on: Investment securities	(30,402,442)
Assets and liabilities in foreign currencies	266
Total change in net unrealized appreciation (depreciation)		(30,402,176)
Net gain (loss)		(38,591,801)
Net increase (decrease) in net assets resulting from operations		$ (36,426,320)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,165,481	$ (199,708)
Net realized gain (loss)	(8,189,625)	36,974,333
Change in net unrealized appreciation (depreciation)	(30,402,176)	6,458,897
Net increase (decrease) in net assets resulting from operations	(36,426,320)	43,233,522
Distributions to shareholders from net investment income	(1,687,594)	(262,814)
Share transactions Proceeds from sales of shares	263,836,043	506,892,321
Reinvestment of distributions	1,634,419	253,072
Cost of shares redeemed	(315,949,436)	(391,329,054)
Net increase (decrease) in net assets resulting from share transactions	(50,478,974)	115,816,339
Redemption fees	22,957	92,169
Total increase (decrease) in net assets	(88,569,931)	158,879,216

Net Assets
Beginning of period	518,316,930	359,437,714
End of period (including undistributed net investment income of $388,757 and accumulated net investment loss of $131, respectively)	$ 429,746,999	$ 518,316,930
Other Information Shares
Sold	15,627,481	28,430,489
Issued in reinvestment of distributions	104,569	13,174
Redeemed	(19,030,038)	(22,657,917)
Net increase (decrease)	(3,297,988)	5,785,746

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.92	$ 16.63	$ 9.04	$ 22.24	$ 33.52
Income from Investment Operations
Net investment income (loss) C	.09	(.01)	.06	.67	.81
Net realized and unrealized gain (loss)	(1.11)	2.31	7.74	(13.32)	(9.57)
Total from investment operations	(1.02)	2.30	7.80	(12.65)	(8.76)
Distributions from net investment income	(.07)	(.01)	(.21)	(.51)	(.64)
Distributions from net realized gain	-	-	-	(.05)	(1.88)
Total distributions	(.07)	(.01)	(.21)	(.56)	(2.52)
Redemption fees added to paid in capital C	- B	- B	- B	.01	- B
Net asset value, end of period	$ 17.83	$ 18.92	$ 16.63	$ 9.04	$ 22.24
Total Return A	(5.31)%	13.83%	87.04%	(57.85)%	(27.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.89%	.95%	.93%	.91%
Expenses net of fee waivers, if any	.88%	.89%	.95%	.93%	.91%
Expenses net of all reductions	.87%	.88%	.94%	.93%	.90%
Net investment income (loss)	.55%	(.04)%	.46%	3.86%	2.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 429,747	$ 518,317	$ 359,438	$ 151,158	$ 293,767
Portfolio turnover rate E	91%	73%	105%	199%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	-11.51%	-4.92%	5.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Benjamin Hesse, Portfolio Manager of Brokerage and Investment Management Portfolio: For the year, the fund returned -11.51%, which was disappointing in absolute terms but ahead of the -16.06% return of the MSCI® U.S. IM Capital Markets 25/50 Index. The fund lagged the S&P 500®. Versus the industry benchmark, the fund was helped by stock selection, particularly in the out-of-benchmark data processing/outsourced services, specialized finance and diversified banks segments. Industry allocations, a small cash position and exposure to Europe last fall also contributed. Among individual stocks, standouts included card processor MasterCard, which benefited from an increase globally in electronic payments and new financial regulations that were less onerous than expected. Shares of commodities exchange IntercontinentalExchange and stock exchange Bursa Malaysia contributed, as strong trading volumes helped both stocks. Timely ownership of Barclays Bank in the U.K. and BNP Paribas in France last fall helped, as both stocks were soon buoyed by the European Central Bank's actions to address the region's debt problems. None of these top contributors were in the benchmark. Conversely, a sizable underweighting and stock picks within asset management/custody banks detracted, followed by security selection within investment banking/brokerage and diversified capital markets. Individual disappointments included online broker E*TRADE Financial, whose stock fell on news the company was not for sale, and commodities/derivatives broker MF Global Holdings, whose shares plunged after a significant investment in European government debt went south, forcing the company into bankruptcy. I sold my position in November. Lastly, an out-of-index stake in global banking giant Citigroup hurt, as concerns about counterparty risk and exposure to Europe pressured the stock's return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	5.1	4.5
Goldman Sachs Group, Inc.	4.9	0.5
Morgan Stanley	4.8	5.1
Ares Capital Corp.	4.6	3.7
eBay, Inc.	4.1	0.0
Evercore Partners, Inc. Class A	4.0	3.0
Janus Capital Group, Inc.	3.8	1.1
The Blackstone Group LP	3.7	1.6
CBOE Holdings, Inc.	3.3	0.3
E*TRADE Financial Corp.	3.0	5.4
	41.3
Top Industries (% of fund's net assets)
As of February 29, 2012
Capital Markets	64.3%
Diversified Financial Services	11.6%
Internet Software & Services	4.1%
Commercial Banks	4.0%
Insurance	2.6%
All Others*	13.4%

As of August 31, 2011
Capital Markets	56.1%
Diversified Financial Services	16.8%
IT Services	3.0%
Real Estate Management & Development	2.5%
Consumer Finance	1.5%
All Others*	20.1%

* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value
AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC	100	$ 497
CAPITAL MARKETS - 64.3%
Asset Management & Custody Banks - 36.9%
A.F.P. Provida SA sponsored ADR	154,611	11,634,478
Affiliated Managers Group, Inc. (a)	58,512	6,225,092
AllianceBernstein Holding LP	198,800	2,783,200
American Capital Ltd. (a)	566,500	5,047,515
Ameriprise Financial, Inc.	130,100	7,254,376
Apollo Global Management LLC Class A	516,767	7,245,073
Apollo Investment Corp.	76,543	537,332
Artio Global Investors, Inc. Class A (d)	210,385	1,007,744
Bank of New York Mellon Corp.	36,400	804,804
Bank Sarasin & Co. Ltd. Series B (Reg.)	31,680	982,122
BlackRock Kelso Capital Corp.	524,100	5,109,975
BlackRock, Inc. Class A	31,800	6,328,200
Calamos Asset Management, Inc. Class A	30,000	367,800
Cetip SA	483,100	9,001,252
Cohen & Steers, Inc.	100	3,294
Eaton Vance Corp. (non-vtg.)	51,200	1,475,072
EFG International	285,820	2,662,978
Federated Investors, Inc. Class B (non-vtg.) (d)	90,400	1,852,296
Fifth Street Finance Corp.	300	2,970
Fortress Investment Group LLC	1,932,300	7,439,355
Franklin Resources, Inc.	34,500	4,067,205
Invesco Ltd.	222,672	5,515,585
Janus Capital Group, Inc.	1,771,759	15,626,914
Julius Baer Group Ltd.	101,860	3,990,868
KKR & Co. LP	2,600	37,232
Legg Mason, Inc.	230,961	6,326,022
Man Group PLC	20,311	42,295
MCG Capital Corp.	95,707	459,394
MVC Capital, Inc.	17,300	216,423
Northern Trust Corp.	8,300	368,603
Och-Ziff Capital Management Group LLC Class A	543,149	5,121,895
PennantPark Investment Corp.	273,056	3,014,538
Pzena Investment Management, Inc.	36,849	189,404
SEI Investments Co.	1,100	21,725
State Street Corp.	247,700	10,460,371
T. Rowe Price Group, Inc.	1,300	80,067
The Blackstone Group LP	984,403	15,376,375
U.S. Global Investments, Inc. Class A	440,902	3,262,675
Waddell & Reed Financial, Inc. Class A	13,100	413,436
		152,355,955
Diversified Capital Markets - 1.1%
Credit Suisse Group sponsored ADR	100	2,682
Deutsche Bank AG (NY Shares)	900	42,066

	Shares	Value
UBS AG (a)	29,730	$ 416,312
UBS AG (NY Shares) (a)	301,685	4,232,641
		4,693,701
Investment Banking & Brokerage - 26.3%
BGC Partners, Inc. Class A	500	3,515
Charles Schwab Corp.	3,000	41,640
Cowen Group, Inc. Class A (a)	14,900	41,720
Duff & Phelps Corp. Class A	100	1,376
E*TRADE Financial Corp. (a)	1,290,100	12,423,663
Evercore Partners, Inc. Class A	609,815	16,580,870
GFI Group, Inc.	2,984,320	11,459,789
Gleacher & Co., Inc. (a)	48,210	73,279
Goldman Sachs Group, Inc.	176,900	20,368,266
Greenhill & Co., Inc.	76,820	3,377,007
ICAP PLC	59,200	362,387
Investment Technology Group, Inc. (a)	394,882	4,541,143
Jefferies Group, Inc.	249	4,163
KBW, Inc.	47,300	781,869
Knight Capital Group, Inc. Class A (a)	400	5,300
Lazard Ltd. Class A	67,400	2,053,004
LPL Investment Holdings, Inc. (a)	23,500	801,350
Morgan Stanley	1,071,475	19,865,147
Nomura Holdings, Inc. sponsored ADR (d)	919,800	4,221,882
Oppenheimer Holdings, Inc. Class A (non-vtg.)	1,600	26,784
Piper Jaffray Companies (a)	38,643	949,845
Raymond James Financial, Inc.	234,467	8,293,098
Stifel Financial Corp. (a)	1,100	41,283
SWS Group, Inc.	195,883	1,094,986
TD Ameritrade Holding Corp.	56,349	1,052,036
		108,465,402
TOTAL CAPITAL MARKETS		265,515,058
COMMERCIAL BANKS - 4.0%
Diversified Banks - 3.4%
Banco de Chile sponsored ADR	400	38,200
Banco Santander SA (Spain) sponsored ADR	3,900	32,370
Banco Santander SA (Brasil) ADR	4,400	46,992
BanColombia SA sponsored ADR	193,400	12,358,260
Barclays PLC sponsored ADR	2,662	41,447
BNP Paribas SA	900	43,925
BPI-SGPS SA (a)	302,300	221,096
Comerica, Inc.	1,506	44,713
ICICI Bank Ltd. sponsored ADR	21,407	777,074
Industrial & Commercial Bank of China Ltd. (H Shares)	214,000	156,994
The Toronto-Dominion Bank	500	40,838
UniCredit SpA	630	3,278
United Overseas Bank Ltd.	3,000	43,297
		13,848,484
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - 0.6%
CIT Group, Inc. (a)	1,200	$ 48,852
Fifth Third Bancorp	2,800	38,108
First Interstate Bancsystem, Inc.	19,337	262,983
Regions Financial Corp.	360,884	2,078,692
SunTrust Banks, Inc.	2,000	45,920
		2,474,555
TOTAL COMMERCIAL BANKS		16,323,039
CONSUMER FINANCE - 0.1%
Consumer Finance - 0.1%
Advance America Cash Advance Centers, Inc.	48,000	497,760
SLM Corp.	2,600	40,976
		538,736
DIVERSIFIED CONSUMER SERVICES - 2.5%
Specialized Consumer Services - 2.5%
Sotheby's Class A (Ltd. vtg.)	266,400	10,480,176
DIVERSIFIED FINANCIAL SERVICES - 11.6%
Other Diversified Financial Services - 7.4%
Bank of America Corp.	127,554	1,016,605
Citigroup, Inc.	630,010	20,991,932
JPMorgan Chase & Co.	212,400	8,334,576
		30,343,113
Specialized Finance - 4.2%
BM&F Bovespa SA	301,300	2,015,743
Bursa Malaysia Bhd	51,100	125,895
CBOE Holdings, Inc.	491,900	13,561,683
CME Group, Inc.	3,900	1,129,011
Deutsche Boerse AG	6,500	430,973
Hellenic Exchanges Holding SA	6,800	28,173
IntercontinentalExchange, Inc. (a)	265	36,559
MSCI, Inc. Class A (a)	2,200	77,836
NYSE Euronext	100	2,977
The NASDAQ Stock Market, Inc. (a)	1,700	44,778
		17,453,628
TOTAL DIVERSIFIED FINANCIAL SERVICES		47,796,741
HOTELS, RESTAURANTS & LEISURE - 2.0%
Casinos & Gaming - 1.0%
Las Vegas Sands Corp.	75,800	4,215,238
Hotels, Resorts & Cruise Lines - 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	76,500	4,123,350
TOTAL HOTELS, RESTAURANTS & LEISURE		8,338,588

	Shares	Value
INSURANCE - 2.6%
Life & Health Insurance - 0.0%
AFLAC, Inc.	800	$ 37,800
Multi-Line Insurance - 2.6%
American International Group, Inc. (a)	75,500	2,206,110
Genworth Financial, Inc. Class A (a)	914,200	8,310,078
		10,516,188
Property & Casualty Insurance - 0.0%
Fidelity National Financial, Inc. Class A	2,487	42,926
TOTAL INSURANCE		10,596,914
INTERNET SOFTWARE & SERVICES - 4.1%
Internet Software & Services - 4.1%
eBay, Inc. (a)	472,600	16,890,724
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
Fidelity National Information Services, Inc.	2,100	66,633
Fiserv, Inc. (a)	400	26,520
Jack Henry & Associates, Inc.	12,300	415,002
MasterCard, Inc. Class A	100	42,000
Redecard SA	9,900	205,788
The Western Union Co.	1,710	29,874
		785,817
MEDIA - 0.0%
Publishing - 0.0%
Morningstar, Inc.	700	41,909
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Equifax, Inc.	900	37,836
IHS, Inc. Class A (a)	500	47,285
		85,121
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Mortgage REITs - 0.5%
American Capital Agency Corp.	1,400	42,994
Two Harbors Investment Corp.	185,200	1,903,856
		1,946,850
Specialized REITs - 0.0%
Big Yellow Group PLC	19,400	89,498
Strategic Hotel & Resorts, Inc. (a)	19,100	118,993
		208,491
TOTAL REAL ESTATE INVESTMENT TRUSTS		2,155,341
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
CBRE Group, Inc. (a)	22,437	411,270
Jones Lang LaSalle, Inc.	900	73,269
		484,539
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 0.0%
Railroads - 0.0%
Canadian Pacific	100	$ 7,473
SPECIALTY RETAIL - 0.5%
Computer & Electronics Retail - 0.5%
Rent-A-Center, Inc.	57,500	2,036,650
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Trading Companies & Distributors - 0.0%
Noble Group Ltd.	75,000	85,156
TOTAL COMMON STOCKS (Cost $409,113,224)		382,162,479
Investment Companies - 4.8%

Ares Capital Corp.	1,124,190	18,740,247
Solar Capital Ltd.	41,864	962,872
TOTAL INVESTMENT COMPANIES (Cost $18,867,848)		19,703,119
Money Market Funds - 2.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	6,924,298	$ 6,924,298
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	2,219,300	2,219,300
TOTAL MONEY MARKET FUNDS (Cost $9,143,598)		9,143,598
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $437,124,670)		411,009,196
NET OTHER ASSETS (LIABILITIES) - 0.5%		2,219,235
NET ASSETS - 100%		$ 413,228,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,639
Fidelity Securities Lending Cash Central Fund	32,911
Total	$ 51,550
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 382,162,479	$ 381,746,167	$ 416,312	$ -
Investment Companies	19,703,119	19,703,119	-	-
Money Market Funds	9,143,598	9,143,598	-	-
Total Investments in Securities:	$ 411,009,196	$ 410,592,884	$ 416,312	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.0%
Colombia	3.0%
Switzerland	3.0%
Chile	2.8%
Brazil	2.8%
Bermuda	1.8%
Japan	1.0%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $2,144,664) - See accompanying schedule: Unaffiliated issuers (cost $427,981,072)	$ 401,865,598
Fidelity Central Funds (cost $9,143,598)	9,143,598
Total Investments (cost $437,124,670)		$ 411,009,196
Receivable for investments sold		23,218,515
Receivable for fund shares sold		696,576
Dividends receivable		327,376
Distributions receivable from Fidelity Central Funds		4,900
Prepaid expenses		566
Other receivables		36,571
Total assets		435,293,700

Liabilities
Payable for investments purchased	$ 19,128,618
Payable for fund shares redeemed	396,189
Accrued management fee	188,423
Other affiliated payables	94,089
Other payables and accrued expenses	38,650
Collateral on securities loaned, at value	2,219,300
Total liabilities		22,065,269

Net Assets		$ 413,228,431
Net Assets consist of:
Paid in capital		$ 545,404,293
Distributions in excess of net investment income		(1,450,399)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(104,610,475)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(26,114,988)
Net Assets, for 8,740,911 shares outstanding		$ 413,228,431
Net Asset Value, offering price and redemption price per share ($413,228,431 ÷ 8,740,911 shares)		$ 47.28

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 5,746,515
Interest		38
Income from Fidelity Central Funds		51,550
Total income		5,798,103

Expenses
Management fee	$ 2,287,106
Transfer agent fees	1,076,729
Accounting and security lending fees	160,927
Custodian fees and expenses	38,365
Independent trustees' compensation	2,494
Registration fees	22,826
Audit	37,577
Legal	1,804
Interest	2,061
Miscellaneous	5,017
Total expenses before reductions	3,634,906
Expense reductions	(159,380)	3,475,526
Net investment income (loss)		2,322,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,035,649
Foreign currency transactions	(610,601)
Total net realized gain (loss)		6,425,048
Change in net unrealized appreciation (depreciation) on: Investment securities	(74,639,496)
Assets and liabilities in foreign currencies	9,762
Total change in net unrealized appreciation (depreciation)		(74,629,734)
Net gain (loss)		(68,204,686)
Net increase (decrease) in net assets resulting from operations		$ (65,882,109)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,322,577	$ 4,243,190
Net realized gain (loss)	6,425,048	28,991,581
Change in net unrealized appreciation (depreciation)	(74,629,734)	39,792,560
Net increase (decrease) in net assets resulting from operations	(65,882,109)	73,027,331
Distributions to shareholders from net investment income	(4,337,210)	(3,333,469)
Share transactions Proceeds from sales of shares	128,724,945	125,870,174
Reinvestment of distributions	4,112,513	3,164,070
Cost of shares redeemed	(201,372,099)	(202,248,374)
Net increase (decrease) in net assets resulting from share transactions	(68,534,641)	(73,214,130)
Redemption fees	6,744	23,381
Total increase (decrease) in net assets	(138,747,216)	(3,496,887)

Net Assets
Beginning of period	551,975,647	555,472,534
End of period (including distributions in excess of net investment income of $1,450,399 and undistributed net investment income of $0, respectively)	$ 413,228,431	$ 551,975,647
Other Information Shares
Sold	2,865,057	2,494,145
Issued in reinvestment of distributions	99,867	60,806
Redeemed	(4,424,392)	(4,094,270)
Net increase (decrease)	(1,459,468)	(1,539,319)

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.11	$ 47.32	$ 26.68	$ 59.56	$ 73.69
Income from Investment Operations
Net investment income (loss) C	.26	.39	.27	.78	1.01 F
Net realized and unrealized gain (loss)	(6.56)	6.71	20.62	(30.23)	(8.50)
Total from investment operations	(6.30)	7.10	20.89	(29.45)	(7.49)
Distributions from net investment income	(.53)	(.31)	(.25)	(.93)	(.87)
Distributions from net realized gain	-	-	-	(2.51)	(5.78)
Total distributions	(.53)	(.31)	(.25)	(3.44)	(6.65)
Redemption fees added to paid in capital C	- B	- B	- B	.01	.01
Net asset value, end of period	$ 47.28	$ 54.11	$ 47.32	$ 26.68	$ 59.56
Total Return A	(11.51)%	15.03%	78.44%	(51.86)%	(11.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	.89%	.88%	.93%	.90%	.88%
Expenses net of fee waivers, if any	.89%	.88%	.93%	.90%	.88%
Expenses net of all reductions	.85%	.86%	.89%	.89%	.87%
Net investment income (loss)	.57%	.79%	.64%	1.74%	1.41% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 413,228	$ 551,976	$ 555,473	$ 294,618	$ 699,205
Portfolio turnover rate E	294%	153%	264%	351%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Consumer Finance PortfolioA	7.41%	-20.24%	-7.15%

A Prior to December 1, 2010, Consumer Finance Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Christopher Lee, Portfolio Manager of Consumer Finance Portfolio: For the year, the fund returned 7.41%, handily beating the 4.77% gain of its industry benchmark, the S&P® Consumer Finance Index, and the more broadly based S&P 500® Index. Relative to the industry benchmark, industry positioning helped the most, particularly underweightings in the beleaguered thrifts/mortgage finance and regional banks groups, and an overweighting in the top-performing data processing/outsourced services segment. Within thrifts/mortgage finance, the fund benefited from not owning New York-based Hudson City Bancorp, an index component whose profit margin was pressured early in the period, and underweighting multifamily home lender New York Community Bancorp, which suffered from a negative earnings revision, low interest rates and concerns about a potential dividend cut. The stocks of card processors MasterCard and Visa contributed nicely, buoyed by more people worldwide paying with plastic and new U.S. regulatory requirements that were less onerous than expected. By contrast, performance was hampered by security selection within the regional banks and consumer finance segments. In terms of individual detractors, an overweighting in global banking giant Citigroup hurt, as the stock became a popular target for "short sellers" because of a temporary selling ban on European bank stocks. Short sellers borrow shares and sell them with the hopes of buying back more shares at a lower price and profiting from the decline. I held on to the position because of my belief in Citigroup's earnings growth potential. Untimely ownership of payday and pawn lender EZCORP, an index component, also hurt. The stock was no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	7.3	7.5
Visa, Inc. Class A	7.0	6.9
SLM Corp.	6.1	5.9
MasterCard, Inc. Class A	5.3	10.3
U.S. Bancorp	5.1	2.5
JPMorgan Chase & Co.	4.8	0.0
Wells Fargo & Co.	4.7	4.8
Citigroup, Inc.	4.6	4.5
KeyCorp	3.9	0.0
Discover Financial Services	3.5	7.5
	52.3
Top Industries (% of fund's net assets)
As of February 29, 2012
Commercial Banks	22.9%
Consumer Finance	22.2%
IT Services	13.4%
Real Estate Investment Trusts	13.1%
Diversified Financial Services	12.1%
All Others*	16.3%

As of August 31, 2011
Consumer Finance	28.0%
IT Services	17.2%
Commercial Banks	13.7%
Real Estate Investment Trusts	12.9%
Thrifts & Mortgage Finance	8.1%
All Others*	20.1%

* Includes short-term investments and net other assets.

Annual Report

Consumer Finance Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CAPITAL MARKETS - 3.1%
Asset Management & Custody Banks - 0.9%
State Street Corp.	35,000	$ 1,478,050
Investment Banking & Brokerage - 2.2%
E*TRADE Financial Corp. (a)	75,000	722,250
FXCM, Inc. Class A (d)	210,000	1,986,600
TD Ameritrade Holding Corp.	55,000	1,026,850
		3,735,700
TOTAL CAPITAL MARKETS		5,213,750
COMMERCIAL BANKS - 22.9%
Diversified Banks - 9.8%
U.S. Bancorp	290,000	8,526,000
Wells Fargo & Co.	250,000	7,822,500
		16,348,500
Regional Banks - 13.1%
BB&T Corp.	5,000	146,250
CIT Group, Inc. (a)	15,000	610,650
Fifth Third Bancorp	200,000	2,722,000
First Niagara Financial Group, Inc.	525,000	5,019,000
KeyCorp	800,000	6,480,000
Popular, Inc. (a)	200,000	380,000
Regions Financial Corp.	500,000	2,880,000
SunTrust Banks, Inc.	150,000	3,444,000
		21,681,900
TOTAL COMMERCIAL BANKS		38,030,400
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Diversified Support Services - 0.6%
Intrum Justitia AB	60,000	956,620
CONSUMER FINANCE - 22.2%
Consumer Finance - 22.2%
American Express Co.	100,000	5,289,000
Capital One Financial Corp.	240,000	12,144,000
Cash America International, Inc.	15,000	695,700
DFC Global Corp. (a)	65,000	1,164,150
Discover Financial Services	195,000	5,851,950
First Cash Financial Services, Inc. (a)	40,000	1,690,400
SLM Corp.	645,000	10,165,200
		37,000,400
DIVERSIFIED FINANCIAL SERVICES - 12.1%
Other Diversified Financial Services - 10.9%
Bank of America Corp.	300,000	2,391,000

	Shares	Value
Citigroup, Inc.	230,000	$ 7,663,600
JPMorgan Chase & Co.	205,000	8,044,200
		18,098,800
Specialized Finance - 1.2%
PHH Corp. (a)	150,000	2,043,000
TOTAL DIVERSIFIED FINANCIAL SERVICES		20,141,800
INTERNET SOFTWARE & SERVICES - 2.0%
Internet Software & Services - 2.0%
Bankrate, Inc. (d)	15,000	357,600
eBay, Inc. (a)	85,000	3,037,900
		3,395,500
IT SERVICES - 13.4%
Data Processing & Outsourced Services - 13.4%
CoreLogic, Inc. (a)	20,000	307,600
Fidelity National Information Services, Inc.	50,000	1,586,500
MasterCard, Inc. Class A	21,000	8,820,000
Visa, Inc. Class A	100,000	11,637,000
		22,351,100
REAL ESTATE INVESTMENT TRUSTS - 13.1%
Mortgage REITs - 13.1%
American Capital Agency Corp.	90,000	2,763,900
Capstead Mortgage Corp.	210,000	2,793,000
Dynex Capital, Inc.	150,000	1,426,500
Invesco Mortgage Capital, Inc.	300,000	5,139,000
MFA Financial, Inc.	350,000	2,555,000
Redwood Trust, Inc.	300,000	3,471,000
Two Harbors Investment Corp.	350,000	3,598,000
		21,746,400
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Real Estate Services - 0.6%
Altisource Portfolio Solutions SA (a)	15,000	966,600
THRIFTS & MORTGAGE FINANCE - 6.9%
Thrifts & Mortgage Finance - 6.9%
BankUnited, Inc.	20,000	460,600
Flushing Financial Corp.	200,000	2,590,000
MGIC Investment Corp. (a)(d)	180,000	811,800
New York Community Bancorp, Inc. (d)	170,000	2,211,700
Ocwen Financial Corp. (a)	236,578	3,811,272
People's United Financial, Inc.	90,000	1,133,100
Radian Group, Inc. (d)	100,000	379,000
		11,397,472
TOTAL COMMON STOCKS (Cost $151,813,681)		161,200,042
Money Market Funds - 5.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	4,405,276	$ 4,405,276
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	4,900,950	4,900,950
TOTAL MONEY MARKET FUNDS (Cost $9,306,226)		9,306,226
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $161,119,907)	170,506,268
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(4,115,301)
NET ASSETS - 100%	$ 166,390,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,995
Fidelity Securities Lending Cash Central Fund	22,188
Total	$ 28,183
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $4,643,865) - See accompanying schedule: Unaffiliated issuers (cost $151,813,681)	$ 161,200,042
Fidelity Central Funds (cost $9,306,226)	9,306,226
Total Investments (cost $161,119,907)		$ 170,506,268
Receivable for investments sold		1,262,162
Receivable for fund shares sold		452,283
Dividends receivable		167,375
Distributions receivable from Fidelity Central Funds		2,515
Prepaid expenses		216
Other receivables		1,829
Total assets		172,392,648

Liabilities
Payable for investments purchased	$ 817,942
Payable for fund shares redeemed	133,060
Accrued management fee	76,252
Other affiliated payables	43,824
Other payables and accrued expenses	29,653
Collateral on securities loaned, at value	4,900,950
Total liabilities		6,001,681

Net Assets		$ 166,390,967
Net Assets consist of:
Paid in capital		$ 194,098,708
Undistributed net investment income		20,275
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(37,114,377)
Net unrealized appreciation (depreciation) on investments		9,386,361
Net Assets, for 13,183,850 shares outstanding		$ 166,390,967
Net Asset Value, offering price and redemption price per share ($166,390,967 ÷ 13,183,850 shares)		$ 12.62

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 3,686,339
Interest		4
Income from Fidelity Central Funds		28,183
Total income		3,714,526

Expenses
Management fee	$ 718,590
Transfer agent fees	386,828
Accounting and security lending fees	51,033
Custodian fees and expenses	5,283
Independent trustees' compensation	767
Registration fees	21,605
Audit	37,079
Legal	767
Miscellaneous	(6,487)
Total expenses before reductions	1,215,465
Expense reductions	(9,475)	1,205,990
Net investment income (loss)		2,508,536
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,575,259
Foreign currency transactions	4,731
Total net realized gain (loss)		4,579,990
Change in net unrealized appreciation (depreciation) on investment securities		6,126,184
Net gain (loss)		10,706,174
Net increase (decrease) in net assets resulting from operations		$ 13,214,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,508,536	$ 1,746,307
Net realized gain (loss)	4,579,990	(6,797,853)
Change in net unrealized appreciation (depreciation)	6,126,184	2,833,691
Net increase (decrease) in net assets resulting from operations	13,214,710	(2,217,855)
Distributions to shareholders from net investment income	(2,460,438)	(2,038,026)
Distributions to shareholders from net realized gain	(165,262)	-
Total distributions	(2,625,700)	(2,038,026)
Share transactions Proceeds from sales of shares	92,296,814	120,380,784
Reinvestment of distributions	2,566,050	1,960,762
Cost of shares redeemed	(41,147,880)	(101,440,703)
Net increase (decrease) in net assets resulting from share transactions	53,714,984	20,900,843
Redemption fees	5,807	27,586
Total increase (decrease) in net assets	64,309,801	16,672,548

Net Assets
Beginning of period	102,081,166	85,408,618
End of period (including undistributed net investment income of $20,275 and undistributed net investment income of $22,936, respectively)	$ 166,390,967	$ 102,081,166
Other Information Shares
Sold	7,998,753	9,886,922
Issued in reinvestment of distributions	231,417	168,934
Redeemed	(3,576,270)	(8,902,219)
Net increase (decrease)	4,653,900	1,153,637

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.97	$ 11.58	$ 8.38	$ 25.83	$ 48.40
Income from Investment Operations
Net investment income (loss) C	.22	.19	.22	.75	.86
Net realized and unrealized gain (loss)	.64	.48 F	3.44	(17.60)	(20.77)
Total from investment operations	.86	.67	3.66	(16.85)	(19.91)
Distributions from net investment income	(.20)	(.28)	(.46)	(.56)	(.80)
Distributions from net realized gain	(.01)	-	-	(.05)	(1.86)
Total distributions	(.21)	(.28)	(.46)	(.61)	(2.66)
Redemption fees added to paid in capital C	- B	- B	- B	.01	- B
Net asset value, end of period	$ 12.62	$ 11.97	$ 11.58	$ 8.38	$ 25.83
Total Return A	7.41%	5.83%	44.74%	(65.96)%	(42.37)%
Ratios to Average Net Assets D, G
Expenses before reductions	.95%	1.01%	1.05%	.99%	.93%
Expenses net of fee waivers, if any	.95%	1.01%	1.05%	.99%	.93%
Expenses net of all reductions	.94%	.98%	1.02%	.99%	.92%
Net investment income (loss)	1.96%	1.63%	2.18%	4.48%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 166,391	$ 102,081	$ 85,409	$ 51,439	$ 151,202
Portfolio turnover rate E	113%	161%	153%	79%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	-8.07%	-11.27%	-1.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Benjamin Hesse, Portfolio Manager of Financial Services Portfolio: For the year, the fund returned -8.07%, compared with -8.67% for the MSCI® U.S. IM Financials 25/50 Index, and lagged the S&P 500 by a wide margin. Versus the MSCI index, the fund's performance benefited from investments in out-of-index data processing/outsourced services stocks MasterCard and Visa, which climbed amid less-onerous-than-expected changes to debit card swipe fees and favorable industry trends. The fund also gained ground in other diversified financial services. There, an underweighting in major index component Bank of America stood out, as slow loan growth, low interest rates, continued fallout from the mortgage crisis and capital adequacy concerns led to a steep downturn in the stock. Timely ownership of high-quality banks Deutsche Bank and BNP Paribas also aided performance. Conversely, positioning in the poor-performing investment banking/brokerage and property/casualty insurance segments significantly detracted, as did security selection in consumer finance. Among individual stocks, online broker E*TRADE Financial hurt, as its share price fell sharply amid news the company was not for sale. In addition, the stock of commodities/derivatives broker MF Global Holdings plunged after its sizable investment in European government debt pushed the company into bankruptcy in late October. An overweighting in industry leader Morgan Stanley and a stake in a much smaller investment bank, Lazard, also detracted. Both businesses were hindered by sluggish economic conditions, market volatility and mounting sovereign debt problems in Europe. Some of the names mentioned in this report were not in the sector benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	5.1	4.7
Morgan Stanley	4.5	4.3
JPMorgan Chase & Co.	4.3	2.5
eBay, Inc.	4.0	0.0
Simon Property Group, Inc.	3.6	0.5
BanColombia SA sponsored ADR	3.5	0.2
ACE Ltd.	3.2	1.5
Goldman Sachs Group, Inc.	3.0	0.2
Big Yellow Group PLC	2.9	0.0
Genworth Financial, Inc. Class A	2.8	0.0
	36.9
Top Industries (% of fund's net assets)
As of February 29, 2012
Commercial Banks	19.3%
Capital Markets	17.8%
Real Estate Investment Trusts	17.4%
Diversified Financial Services	13.4%
Insurance	10.9%
All Others*	21.2%

As of August 31, 2011
Capital Markets	25.2%
Diversified Financial Services	14.4%
Real Estate Investment Trusts	12.9%
Insurance	12.5%
Commercial Banks	8.6%
All Others*	26.4%

* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CAPITAL MARKETS - 17.8%
Asset Management & Custody Banks - 5.4%
A.F.P. Provida SA sponsored ADR	9,000	$ 677,250
Affiliated Managers Group, Inc. (a)	398	42,343
Ameriprise Financial, Inc.	200	11,152
Apollo Global Management LLC Class A	428,673	6,009,995
Bank of New York Mellon Corp.	1,500	33,165
BlackRock, Inc. Class A	193	38,407
Cetip SA	120,400	2,243,326
Franklin Resources, Inc.	400	47,156
Invesco Ltd.	54,586	1,352,095
Julius Baer Group Ltd.	910	35,654
Legg Mason, Inc.	2,318	63,490
Northern Trust Corp.	26,393	1,172,113
State Street Corp.	131,310	5,545,221
The Blackstone Group LP	416,628	6,507,729
		23,779,096
Diversified Capital Markets - 0.3%
Credit Suisse Group sponsored ADR	1,300	34,866
HFF, Inc. (a)	23,200	334,312
UBS AG (NY Shares) (a)	73,537	1,031,724
		1,400,902
Investment Banking & Brokerage - 12.1%
Charles Schwab Corp.	2,400	33,312
E*TRADE Financial Corp. (a)	723,123	6,963,674
Evercore Partners, Inc. Class A	192,613	5,237,147
GFI Group, Inc.	1,037,136	3,982,602
Goldman Sachs Group, Inc.	114,229	13,152,327
Investment Technology Group, Inc. (a)	11,900	136,850
Lazard Ltd. Class A	72,597	2,211,305
Macquarie Group Ltd.	1,078	30,945
Monex Beans Holdings, Inc.	8,224	1,753,145
Morgan Stanley	1,061,601	19,682,083
		53,183,390
TOTAL CAPITAL MARKETS		78,363,388
COMMERCIAL BANKS - 19.3%
Diversified Banks - 9.4%
Banco ABC Brasil SA	8,600	69,102
Banco Bradesco SA (PN) sponsored ADR	1,900	34,466
Banco de Chile sponsored ADR	418	39,919
Banco Macro SA sponsored ADR	1,600	32,272
Banco Pine SA	570	4,232
Banco Santander Chile sponsored ADR	400	32,404
Banco Santander SA (Spain) sponsored ADR	100	830
Banco Santander SA (Brasil) ADR	474,400	5,066,592
BanColombia SA sponsored ADR	240,900	15,393,510
Bank of Baroda	23,878	408,972
Barclays PLC sponsored ADR	2,745	42,740
BBVA Banco Frances SA sponsored ADR	6,900	41,883
BNP Paribas SA	848	41,387

	Shares	Value
China CITIC Bank Corp. Ltd. (H Shares)	88,000	$ 57,864
Comerica, Inc.	247,761	7,356,024
CorpBanca SA sponsored ADR (d)	1,600	33,904
Credicorp Ltd. (NY Shares)	7,100	872,519
Credit Agricole SA	600	3,842
Grupo Financiero Galicia SA sponsored ADR (d)	5,400	37,152
Guaranty Trust Bank PLC GDR (Reg. S)	14,800	79,772
Hana Financial Group, Inc.	11,260	396,982
HSBC Holdings PLC sponsored ADR	45,700	2,029,994
ICICI Bank Ltd. sponsored ADR	2,300	83,490
Industrial & Commercial Bank of China Ltd. (H Shares)	17,000	12,471
Intesa Sanpaolo SpA	22,595	43,978
Itau Unibanco Banco Multiplo SA sponsored ADR	1,875	39,469
KB Financial Group, Inc.	10,300	378,146
National Australia Bank Ltd.	697	17,691
Nordea Bank AB	3,400	32,782
PT Bank Central Asia Tbk	37,000	31,175
Raiffeisen International Bank-Holding AG (d)	3,700	133,999
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	3,100	42,470
Standard Chartered PLC (United Kingdom)	6,945	178,703
Sumitomo Mitsui Financial Group, Inc.	5,900	200,238
Swedbank AB (A Shares)	2,600	44,479
The Jammu & Kashmir Bank Ltd.	20,167	355,150
U.S. Bancorp	42,273	1,242,826
UniCredit SpA	1,710	8,898
United Overseas Bank Ltd.	3,000	43,297
Wells Fargo & Co.	179,807	5,626,161
Yes Bank Ltd.	58,767	413,379
		41,005,164
Regional Banks - 9.9%
Alerus Financial Corp.	500	13,500
Banco Daycoval SA (PN)	55,000	341,698
Bancorp New Jersey, Inc.	300	2,955
BancTrust Financial Group, Inc. (a)	83,350	108,355
Bank of Hawaii Corp.	9,000	414,000
Bank of the Ozarks, Inc.	1,100	32,285
BB&T Corp.	2,629	76,898
Boston Private Financial Holdings, Inc.	6,000	57,180
Bridge Capital Holdings (a)	132,440	1,597,226
BS Financial Group, Inc. (a)	191,680	2,389,662
Canadian Western Bank, Edmonton	6,000	166,726
Cascade Bancorp (a)(d)	2,530	14,674
CIT Group, Inc. (a)	953	38,797
Citizens & Northern Corp.	1,500	29,850
City Holding Co.	1,200	41,124
City National Corp.	20,272	952,784
CNB Financial Corp., Pennsylvania	2,300	35,650
CoBiz, Inc.	540,293	3,149,908
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Cullen/Frost Bankers, Inc.	400	$ 22,592
Fifth Third Bancorp	243,338	3,311,830
First Business Finance Services, Inc.	600	10,812
First Commonwealth Financial Corp.	71,700	429,483
First Horizon National Corp.	619,200	5,820,480
First Interstate Bancsystem, Inc.	279,031	3,794,822
First Midwest Bancorp, Inc., Delaware	3,900	45,084
FirstMerit Corp.	2,700	43,335
FNB Corp., Pennsylvania	30,900	364,311
Glacier Bancorp, Inc.	5,486	75,707
Huntington Bancshares, Inc.	6,737	39,378
KeyCorp	4,679	37,900
NBT Bancorp, Inc.	400	8,724
Northrim Bancorp, Inc.	6,100	122,000
Pacific Continental Corp.	87,852	737,957
PNC Financial Services Group, Inc.	696	41,426
PrivateBancorp, Inc.	3,000	43,500
PT Bank Tabungan Negara Tbk	4,918,000	665,186
Regions Financial Corp.	1,342,766	7,734,332
Sandy Spring Bancorp, Inc.	400	7,224
Savannah Bancorp, Inc. (a)	41,015	213,688
SCBT Financial Corp.	2,500	77,425
SunTrust Banks, Inc.	76,056	1,746,246
Susquehanna Bancshares, Inc.	206,375	1,913,096
SVB Financial Group (a)	698	41,377
Synovus Financial Corp. (d)	1,617,700	3,429,524
TCF Financial Corp.	2,873	30,971
Texas Capital Bancshares, Inc. (a)	8,007	271,357
UMB Financial Corp.	1,000	41,650
Umpqua Holdings Corp.	400	4,928
Valley National Bancorp (d)	13,800	172,638
Virginia Commerce Bancorp, Inc. (a)	9,600	80,640
Washington Trust Bancorp, Inc.	1,400	32,914
Webster Financial Corp.	61,100	1,336,868
Westamerica Bancorp.	100	4,736
Western Alliance Bancorp. (a)	164,010	1,335,041
Zions Bancorporation	2,200	41,800
		43,594,254
TOTAL COMMERCIAL BANKS		84,599,418
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	2,600	41,454
CONSUMER FINANCE - 3.1%
Consumer Finance - 3.1%
Advance America Cash Advance Centers, Inc.	4,206	43,616
American Express Co.	725	38,345

	Shares	Value
Capital One Financial Corp.	166,527	$ 8,426,266
Discover Financial Services	1,400	42,014
EZCORP, Inc. (non-vtg.) Class A (a)	35,504	1,118,376
First Cash Financial Services, Inc. (a)	16,028	677,343
Green Dot Corp. Class A (a)	21,622	690,390
International Personal Finance PLC	284,818	1,122,300
Nelnet, Inc. Class A	1,800	47,556
Netspend Holdings, Inc. (a)	3,724	32,064
PT Clipan Finance Indonesia Tbk	928,000	55,557
SLM Corp.	91,659	1,444,546
		13,738,373
DIVERSIFIED CONSUMER SERVICES - 1.8%
Specialized Consumer Services - 1.8%
Sotheby's Class A (Ltd. vtg.)	198,830	7,821,972
DIVERSIFIED FINANCIAL SERVICES - 13.4%
Other Diversified Financial Services - 10.4%
Bank of America Corp.	549,706	4,381,157
Citigroup, Inc.	672,198	22,397,633
JPMorgan Chase & Co.	485,344	19,044,899
		45,823,689
Specialized Finance - 3.0%
BM&F Bovespa SA	6,400	42,817
CBOE Holdings, Inc.	280,849	7,743,007
CME Group, Inc.	129	37,344
IntercontinentalExchange, Inc. (a)	247	34,076
Moody's Corp.	1,000	38,610
NYSE Euronext	1,300	38,701
PHH Corp. (a)(d)	381,637	5,197,896
		13,132,451
TOTAL DIVERSIFIED FINANCIAL SERVICES		58,956,140
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
SBM Offshore NV	3,500	63,506
HOTELS, RESTAURANTS & LEISURE - 2.6%
Casinos & Gaming - 1.6%
Las Vegas Sands Corp.	120,600	6,706,566
MGM Mirage, Inc. (a)	3,000	41,310
Wynn Resorts Ltd.	1,900	225,226
		6,973,102
Hotels, Resorts & Cruise Lines - 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	81,500	4,392,850
TOTAL HOTELS, RESTAURANTS & LEISURE		11,365,952
HOUSEHOLD DURABLES - 1.3%
Homebuilding - 1.3%
PulteGroup, Inc. (a)	144,800	1,277,136
Common Stocks - continued
	Shares	Value
HOUSEHOLD DURABLES - CONTINUED
Homebuilding - continued
Ryland Group, Inc.	54,100	$ 980,833
Standard Pacific Corp. (a)	832,800	3,647,664
		5,905,633
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co.	100	1,905
Keppel Corp. Ltd.	4,000	35,342
		37,247
INSURANCE - 10.9%
Insurance Brokers - 0.4%
Aon Corp.	23,200	1,085,992
Brasil Insurance Participacoes e Administracao SA	52,600	624,787
		1,710,779
Life & Health Insurance - 1.1%
AFLAC, Inc.	4,634	218,957
Citizens, Inc. Class A (a)	5,800	61,944
CNO Financial Group, Inc. (a)	5,200	38,584
FBL Financial Group, Inc. Class A	1,300	44,161
Lincoln National Corp.	1,400	34,776
MetLife, Inc.	82,918	3,196,489
Phoenix Companies, Inc. (a)	15,700	32,499
Ping An Insurance Group Co. China Ltd. (H Shares)	10,500	91,854
Prudential Financial, Inc.	12,926	790,554
Resolution Ltd.	8,700	37,230
StanCorp Financial Group, Inc.	900	35,784
Symetra Financial Corp.	3,000	29,820
Torchmark Corp.	900	43,596
Unum Group	1,500	34,575
		4,690,823
Multi-Line Insurance - 3.3%
American International Group, Inc. (a)	39,400	1,151,268
Fairfax Financial Holdings Ltd. (sub. vtg.)	300	123,977
Genworth Financial, Inc. Class A (a)	1,367,000	12,426,030
Hartford Financial Services Group, Inc.	16,800	347,928
Loews Corp.	9,000	352,260
Porto Seguro SA	6,600	82,622
		14,484,085
Property & Casualty Insurance - 5.5%
ACE Ltd.	198,301	14,220,165
Allied World Assurance Co. Holdings Ltd.	5,900	389,223
Allstate Corp.	18,900	594,027
Assured Guaranty Ltd.	25,000	420,000
Axis Capital Holdings Ltd.	62,600	1,931,210
Berkshire Hathaway, Inc. Class B (a)	55,359	4,342,914
Erie Indemnity Co. Class A	437	33,260

	Shares	Value
Fidelity National Financial, Inc. Class A	15,238	$ 263,008
First American Financial Corp.	58,400	899,360
RLI Corp.	100	7,006
The Travelers Companies, Inc.	200	11,594
W.R. Berkley Corp.	11,800	421,850
XL Group PLC Class A	22,251	462,821
		23,996,438
Reinsurance - 0.6%
Arch Capital Group Ltd. (a)	35,600	1,318,980
Montpelier Re Holdings Ltd.	2,100	36,225
Platinum Underwriters Holdings Ltd.	25,904	921,146
Validus Holdings Ltd.	18,420	561,626
		2,837,977
TOTAL INSURANCE		47,720,102
INTERNET SOFTWARE & SERVICES - 4.0%
Internet Software & Services - 4.0%
eBay, Inc. (a)	489,744	17,503,451
IT SERVICES - 4.4%
Data Processing & Outsourced Services - 4.2%
Alliance Data Systems Corp. (a)	3,600	436,896
Cielo SA	1,300	46,476
Fidelity National Information Services, Inc.	1,800	57,114
Fiserv, Inc. (a)	938	62,189
Jack Henry & Associates, Inc.	124,555	4,202,486
MasterCard, Inc. Class A	64	26,880
MoneyGram International, Inc. (a)	2,100	37,632
Redecard SA	554,600	11,528,266
The Western Union Co.	38,138	666,271
Total System Services, Inc.	61,170	1,338,400
VeriFone Systems, Inc. (a)	749	35,870
Visa, Inc. Class A	360	41,893
		18,480,373
IT Consulting & Other Services - 0.2%
Accenture PLC Class A	600	35,724
Cognizant Technology Solutions Corp. Class A (a)	9,328	661,822
		697,546
TOTAL IT SERVICES		19,177,919
PROFESSIONAL SERVICES - 0.2%
Research & Consulting Services - 0.2%
Equifax, Inc.	1,015	42,671
IHS, Inc. Class A (a)	8,610	814,248
		856,919
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 17.4%
Diversified REITs - 0.1%
American Assets Trust, Inc.	16,900	$ 363,688
Vornado Realty Trust	400	32,692
		396,380
Industrial REITs - 0.2%
DCT Industrial Trust, Inc.	140,500	795,230
Prologis, Inc.	1,200	40,392
Stag Industrial, Inc.	3,000	36,870
		872,492
Mortgage REITs - 0.9%
American Capital Agency Corp.	14,083	432,489
American Capital Mortgage Investment Corp.	4,800	103,488
Invesco Mortgage Capital, Inc.	133,400	2,285,142
Pennymac Mortgage Investment Trust	2,100	37,800
Two Harbors Investment Corp.	103,800	1,067,064
		3,925,983
Office REITs - 2.5%
Boston Properties, Inc.	19,500	1,980,225
Corporate Office Properties Trust (SBI)	1,200	29,424
Douglas Emmett, Inc.	136,200	2,869,734
Highwoods Properties, Inc. (SBI)	21,000	672,000
Lexington Corporate Properties Trust (d)	597,147	5,165,322
MPG Office Trust, Inc. (a)	14,400	32,256
SL Green Realty Corp.	500	38,025
		10,786,986
Residential REITs - 2.7%
American Campus Communities, Inc.	10,500	432,075
Apartment Investment & Management Co. Class A	1,513	37,583
AvalonBay Communities, Inc.	6,700	868,789
BRE Properties, Inc.	1,400	67,802
Camden Property Trust (SBI)	46,500	2,883,000
Campus Crest Communities, Inc.	3,100	32,829
Colonial Properties Trust (SBI)	124,000	2,544,480
Equity Lifestyle Properties, Inc.	16,900	1,124,019
Equity Residential (SBI)	3,338	189,899
Essex Property Trust, Inc.	800	111,992
Home Properties, Inc.	6,000	345,780
Post Properties, Inc.	46,546	2,032,664
UDR, Inc.	44,579	1,115,367
		11,786,279
Retail REITs - 3.6%
Federal Realty Investment Trust (SBI)	400	38,140
Glimcher Realty Trust	1,278	12,652
Kimco Realty Corp.	1,800	33,084
Simon Property Group, Inc.	116,633	15,801,439
Urstadt Biddle Properties, Inc. Class A	3,900	74,178
		15,959,493

	Shares	Value
Specialized REITs - 7.4%
American Tower Corp.	700	$ 43,806
Big Yellow Group PLC	2,789,369	12,868,252
CubeSmart	3,100	34,968
DiamondRock Hospitality Co.	64,405	641,474
HCP, Inc.	79,200	3,128,400
Health Care REIT, Inc.	15,900	865,596
Host Hotels & Resorts, Inc.	61,700	973,626
Plum Creek Timber Co., Inc.	2,300	90,068
Potlatch Corp.	6,000	184,920
Public Storage	327	43,841
Rayonier, Inc.	50,100	2,230,452
Strategic Hotel & Resorts, Inc. (a)	1,230,860	7,668,258
Sunstone Hotel Investors, Inc. (a)	63,700	572,026
Ventas, Inc.	32,707	1,828,975
Weyerhaeuser Co.	71,800	1,499,902
		32,674,564
TOTAL REAL ESTATE INVESTMENT TRUSTS		76,402,177
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Diversified Real Estate Activities - 1.4%
Tejon Ranch Co. (a)	30,967	904,856
The St. Joe Co. (a)(d)	322,819	5,200,614
		6,105,470
Real Estate Development - 0.0%
Bukit Sembawang Estates Ltd.	23,000	83,676
Real Estate Operating Companies - 0.0%
BR Malls Participacoes SA	1,900	24,349
Castellum AB	2,857	37,607
Thomas Properties Group, Inc.	6,200	26,660
		88,616
Real Estate Services - 0.1%
CBRE Group, Inc. (a)	2,060	37,760
Jones Lang LaSalle, Inc.	495	40,298
Kennedy-Wilson Holdings, Inc.	6,100	82,472
		160,530
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,438,292
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc.	100	1,149
Fair Isaac Corp.	200	8,096
		9,245
SPECIALTY RETAIL - 1.5%
Computer & Electronics Retail - 1.5%
Rent-A-Center, Inc.	182,280	6,456,358
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	1,500	34,545
Common Stocks - continued
	Shares	Value
THRIFTS & MORTGAGE FINANCE - CONTINUED
Thrifts & Mortgage Finance - continued
Brookline Bancorp, Inc., Delaware	2,200	$ 20,196
Cape Bancorp, Inc. (a)	3,700	29,822
Cheviot Financial Corp.	22,986	189,864
Hudson City Bancorp, Inc.	2,300	15,755
People's United Financial, Inc.	3,000	37,770
		327,952
TOTAL COMMON STOCKS (Cost $433,602,873)		435,785,498
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.12% (b)	10,242,044	10,242,044
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	8,261,324	8,261,324
TOTAL MONEY MARKET FUNDS (Cost $18,503,368)		18,503,368
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $452,106,241)	454,288,866
NET OTHER ASSETS (LIABILITIES) - (3.5)%	(15,276,367)
NET ASSETS - 100%	$ 439,012,499
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,230
Fidelity Securities Lending Cash Central Fund	37,045
Total	$ 50,275
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 435,785,498	$ 434,798,142	$ 987,356	$ -
Money Market Funds	18,503,368	18,503,368	-	-
Total Investments in Securities:	$ 454,288,866	$ 453,301,510	$ 987,356	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.5%
Brazil	4.5%
United Kingdom	3.8%
Switzerland	3.5%
Colombia	3.5%
Bermuda	2.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $8,043,901) - See accompanying schedule: Unaffiliated issuers (cost $433,602,873)	$ 435,785,498
Fidelity Central Funds (cost $18,503,368)	18,503,368
Total Investments (cost $452,106,241)		$ 454,288,866
Receivable for investments sold		10,303,260
Receivable for fund shares sold		484,617
Dividends receivable		243,172
Distributions receivable from Fidelity Central Funds		4,907
Prepaid expenses		497
Other receivables		43,815
Total assets		465,369,134

Liabilities
Payable for investments purchased	$ 16,991,530
Payable for fund shares redeemed	766,741
Accrued management fee	199,084
Other affiliated payables	96,435
Other payables and accrued expenses	41,521
Collateral on securities loaned, at value	8,261,324
Total liabilities		26,356,635

Net Assets		$ 439,012,499
Net Assets consist of:
Paid in capital		$ 549,997,707
Distributions in excess of net investment income		(210,476)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(112,954,242)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,179,510
Net Assets, for 7,626,180 shares outstanding		$ 439,012,499
Net Asset Value, offering price and redemption price per share ($439,012,499 ÷ 7,626,180 shares)		$ 57.57

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 4,590,093
Interest		30
Income from Fidelity Central Funds		50,275
Total income		4,640,398

Expenses
Management fee	$ 2,111,948
Transfer agent fees	1,026,257
Accounting and security lending fees	149,621
Custodian fees and expenses	51,780
Independent trustees' compensation	2,283
Registration fees	29,281
Audit	44,012
Legal	1,813
Interest	2,735
Miscellaneous	4,569
Total expenses before reductions	3,424,299
Expense reductions	(251,280)	3,173,019
Net investment income (loss)		1,467,379
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(20,232,105)
Foreign currency transactions	(413,083)
Total net realized gain (loss)		(20,645,188)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,027)	(12,857,032)
Assets and liabilities in foreign currencies	39,043
Total change in net unrealized appreciation (depreciation)		(12,817,989)
Net gain (loss)		(33,463,177)
Net increase (decrease) in net assets resulting from operations		$ (31,995,798)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,467,379	$ 1,331,263
Net realized gain (loss)	(20,645,188)	12,037,873
Change in net unrealized appreciation (depreciation)	(12,817,989)	3,872,292
Net increase (decrease) in net assets resulting from operations	(31,995,798)	17,241,428
Distributions to shareholders from net investment income	(961,766)	(1,297,143)
Share transactions Proceeds from sales of shares	182,517,774	261,286,558
Reinvestment of distributions	932,153	1,251,537
Cost of shares redeemed	(223,738,234)	(248,816,600)
Net increase (decrease) in net assets resulting from share transactions	(40,288,307)	13,721,495
Redemption fees	31,454	40,773
Total increase (decrease) in net assets	(73,214,417)	29,706,553

Net Assets
Beginning of period	512,226,916	482,520,363
End of period (including distributions in excess of net investment income of $210,476 and distributions in excess of net investment income of $153,011, respectively)	$ 439,012,499	$ 512,226,916
Other Information Shares
Sold	3,429,796	4,241,840
Issued in reinvestment of distributions	19,762	21,169
Redeemed	(3,978,638)	(4,242,167)
Net increase (decrease)	(529,080)	20,842

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 62.81	$ 59.32	$ 33.45	$ 84.31	$ 117.33
Income from Investment Operations
Net investment income (loss) C	.21	.17	.37	1.58	1.73
Net realized and unrealized gain (loss)	(5.31)	3.49	26.14	(51.12)	(27.77)
Total from investment operations	(5.10)	3.66	26.51	(49.54)	(26.04)
Distributions from net investment income	(.14)	(.18)	(.62)	(1.22)	(1.45)
Distributions from net realized gain	-	-	(.03)	(.13)	(5.54)
Total distributions	(.14)	(.18)	(.65)	(1.35)	(6.99)
Redemption fees added to paid in capital C	- B	.01	.01	.03	.01
Net asset value, end of period	$ 57.57	$ 62.81	$ 59.32	$ 33.45	$ 84.31
Total Return A	(8.07)%	6.21%	79.56%	(59.22)%	(23.05)%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.92%	.96%	.94%	.90%
Expenses net of fee waivers, if any	.90%	.92%	.96%	.94%	.90%
Expenses net of all reductions	.84%	.88%	.92%	.93%	.89%
Net investment income (loss)	.39%	.28%	.70%	2.57%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,012	$ 512,227	$ 482,520	$ 227,344	$ 382,468
Portfolio turnover rate E	384%	242%	301%	129%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	-4.13%	-5.05%	2.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Court Dignan, Portfolio Manager of Insurance Portfolio: For the year, the fund returned -4.13%, slightly ahead of the -4.61% return of the MSCI® U.S. IM Insurance 25/50 Index, but behind the S&P 500®. Bottom-up stock picking - which favored companies with high and stable earnings yields that were somewhat insulated from macro factors - kept the fund ahead of its MSCI benchmark. Top individual contributors included Swiss-based global property/casualty insurer ACE, whose relatively high earnings yield and disparate growth opportunities attracted investors. Timely ownership and an average underweighting in life/health insurer Lincoln National contributed, as the stock was hit hard by the market downturn over the summer and continued low interest rates. An investment in Jardine Lloyd Thompson Group, a U.K. insurance broker with leading market share in Latin America and Asia, rallied nicely when investors began to recognize the company's discounted share price and relatively high revenue-growth outlook. Shares of Canadian multi-line insurer Fairfax Holdings climbed, buoyed by the company's differentiated investment portfolios and improved underwriting results. Conversely, the fund lost ground by underweighting reinsurance, where stocks held up relatively well. The biggest individual disappointments came from other segments, however, including multi-line insurer Hartford Financial Services Group, whose shares suffered because declining low interest rates and increased market volatility hurt its investment portfolio. The stock of U.K.-based property/casualty insurer Amlin declined, due to higher-than-expected loss estimates from earthquakes in New Zealand. An underweighting in insurance broker Marsh & McLennan hurt, as good execution drove earnings growth and the stock higher. Some of the stocks mentioned were not in the industry benchmark, and Genworth and Amlin were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	16.5	17.4
ACE Ltd.	7.9	8.3
MetLife, Inc.	7.7	5.3
Prudential Financial, Inc.	6.1	7.6
AFLAC, Inc.	5.6	4.8
Validus Holdings Ltd.	5.0	4.3
Allied World Assurance Co. Holdings Ltd.	5.0	0.2
Axis Capital Holdings Ltd.	4.9	0.0
The Chubb Corp.	4.9	7.1
Aon Corp.	4.8	4.9
	68.4
Top Industries (% of fund's net assets)
As of February 29, 2012
Insurance	96.5%
Professional Services	1.3%
IT Services	0.3%
Capital Markets	0.2%
All Others*	1.7%

As of August 31, 2011
Insurance	97.3%
Capital Markets	0.1%
All Others*	2.6%

* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
GP Investments Ltd. (depositary receipt) (a)	122,040	$ 373,059
INSURANCE - 96.5%
Insurance Brokers - 11.3%
Aon Corp.	278,247	13,024,742
Brasil Insurance Participacoes e Administracao SA	518,600	6,159,970
Brown & Brown, Inc.	151,900	3,589,397
Charles Taylor Consulting PLC	38,700	86,190
Jardine Lloyd Thompson Group PLC	137,193	1,532,091
Marsh & McLennan Companies, Inc.	164,000	5,116,800
Willis Group Holdings PLC	27,500	986,700
		30,495,890
Life & Health Insurance - 24.2%
AFLAC, Inc.	319,800	15,110,550
American Equity Investment Life Holding Co.	53,500	647,350
CNO Financial Group, Inc. (a)	45,900	340,578
Lincoln National Corp.	134,800	3,348,432
MetLife, Inc.	537,875	20,735,081
Prudential Financial, Inc.	269,089	16,457,483
Symetra Financial Corp.	44,800	445,312
Torchmark Corp.	140,500	6,805,820
Unum Group	76,500	1,763,325
		65,653,931
Multi-Line Insurance - 2.9%
American International Group, Inc. warrants 1/19/21 (a)	281,186	2,325,408
Assurant, Inc.	25,880	1,099,124
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,329	3,028,762
Hartford Financial Services Group, Inc.	70,600	1,462,126
		7,915,420
Property & Casualty Insurance - 51.5%
ACE Ltd.	299,949	21,509,343
Allied World Assurance Co. Holdings Ltd.	203,600	13,431,492
Allstate Corp.	172,300	5,415,389
American Safety Insurance Group Ltd. (a)	6,800	131,308
Assured Guaranty Ltd.	58,600	984,480
Axis Capital Holdings Ltd.	430,900	13,293,265
Berkshire Hathaway, Inc.:
Class A (a)	4	471,736
Class B (a)	568,569	44,604,238

	Shares	Value
CNA Financial Corp.	19,300	$ 544,453
Dongbu Insurance Co. Ltd.	36,570	1,596,522
Fidelity National Financial, Inc. Class A	500	8,630
Progressive Corp.	568,300	12,172,986
The Chubb Corp.	194,858	13,242,550
The Travelers Companies, Inc.	192,400	11,153,428
White Mountains Insurance Group Ltd.	300	148,866
XL Group PLC Class A	34,355	714,584
		139,423,270
Reinsurance - 6.6%
Arch Capital Group Ltd. (a)	72,300	2,678,715
RenaissanceRe Holdings Ltd.	20,600	1,482,376
Validus Holdings Ltd.	447,400	13,641,226
		17,802,317
TOTAL INSURANCE		261,290,828
IT SERVICES - 0.3%
Data Processing & Outsourced Services - 0.3%
CoreLogic, Inc. (a)	59,400	913,572
PROFESSIONAL SERVICES - 1.3%
Human Resource & Employment Services - 1.3%
Towers Watson & Co.	55,500	3,548,670
TOTAL COMMON STOCKS (Cost $244,086,033)		266,126,129
Money Market Funds - 1.6%

Fidelity Cash Central Fund, 0.12% (b) (Cost $4,371,112)	4,371,112	4,371,112
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $248,457,145)		270,497,241
NET OTHER ASSETS (LIABILITIES) - 0.1%		278,934
NET ASSETS - 100%		$ 270,776,175
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,562
Fidelity Securities Lending Cash Central Fund	15,478
Total	$ 22,040
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	69.7%
Switzerland	12.9%
Bermuda	12.1%
Brazil	2.3%
Canada	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $244,086,033)	$ 266,126,129
Fidelity Central Funds (cost $4,371,112)	4,371,112
Total Investments (cost $248,457,145)		$ 270,497,241
Receivable for investments sold		2,809,668
Receivable for fund shares sold		51,324
Dividends receivable		109,977
Distributions receivable from Fidelity Central Funds		447
Prepaid expenses		445
Other receivables		1,590
Total assets		273,470,692

Liabilities
Payable for investments purchased	$ 2,322,500
Payable for fund shares redeemed	146,705
Accrued management fee	126,071
Other affiliated payables	63,431
Other payables and accrued expenses	35,810
Total liabilities		2,694,517

Net Assets		$ 270,776,175
Net Assets consist of:
Paid in capital		$ 265,530,747
Undistributed net investment income		203,364
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,997,503)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,039,567
Net Assets, for 5,693,226 shares outstanding		$ 270,776,175
Net Asset Value, offering price and redemption price per share ($270,776,175 ÷ 5,693,226 shares)		$ 47.56

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 4,405,307
Interest		1
Income from Fidelity Central Funds		22,040
Total income		4,427,348

Expenses
Management fee	$ 1,357,690
Transfer agent fees	621,384
Accounting and security lending fees	94,993
Custodian fees and expenses	30,612
Independent trustees' compensation	1,426
Registration fees	17,348
Audit	37,278
Legal	840
Interest	120
Miscellaneous	1,964
Total expenses before reductions	2,163,655
Expense reductions	(23,790)	2,139,865
Net investment income (loss)		2,287,483
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,351,934
Foreign currency transactions	(46,464)
Total net realized gain (loss)		5,305,470
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,219,992)
Assets and liabilities in foreign currencies	(852)
Total change in net unrealized appreciation (depreciation)		(15,220,844)
Net gain (loss)		(9,915,374)
Net increase (decrease) in net assets resulting from operations		$ (7,627,891)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,287,483	$ 2,008,941
Net realized gain (loss)	5,305,470	19,205,620
Change in net unrealized appreciation (depreciation)	(15,220,844)	17,839,541
Net increase (decrease) in net assets resulting from operations	(7,627,891)	39,054,102
Distributions to shareholders from net investment income	(2,221,509)	(1,716,081)
Share transactions Proceeds from sales of shares	97,056,869	127,403,521
Reinvestment of distributions	2,151,605	1,680,552
Cost of shares redeemed	(66,644,402)	(68,548,769)
Net increase (decrease) in net assets resulting from share transactions	32,564,072	60,535,304
Redemption fees	6,573	5,979
Total increase (decrease) in net assets	22,721,245	97,879,304

Net Assets
Beginning of period	248,054,930	150,175,626
End of period (including undistributed net investment income of $203,364 and undistributed net investment income of $141,242, respectively)	$ 270,776,175	$ 248,054,930
Other Information Shares
Sold	2,136,907	2,844,414
Issued in reinvestment of distributions	48,397	36,150
Redeemed	(1,449,326)	(1,537,684)
Net increase (decrease)	735,978	1,342,880

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.04	$ 41.55	$ 23.95	$ 54.02	$ 69.38
Income from Investment Operations
Net investment income (loss) C	.43	.47	.34	.51	.45
Net realized and unrealized gain (loss)	(2.52)	8.36	17.60	(30.02)	(10.95)
Total from investment operations	(2.09)	8.83	17.94	(29.51)	(10.50)
Distributions from net investment income	(.39)	(.34)	(.34)	(.54)	(.30)
Distributions from net realized gain	-	-	-	(.02)	(4.56)
Total distributions	(.39)	(.34)	(.34)	(.56)	(4.86)
Redemption fees added to paid in capitalC, B	-	-	-	-	-
Net asset value, end of period	$ 47.56	$ 50.04	$ 41.55	$ 23.95	$ 54.02
Total Return A	(4.13)%	21.31%	74.97%	(54.83)%	(16.04)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.93%	.99%	.97%	.93%
Expenses net of fee waivers, if any	.89%	.93%	.99%	.97%	.93%
Expenses net of all reductions	.88%	.91%	.97%	.97%	.93%
Net investment income (loss)	.94%	1.05%	.96%	1.27%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 270,776	$ 248,055	$ 150,176	$ 76,580	$ 154,063
Portfolio turnover rate E	153%	193%	215%	426%	60%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Consumer Finance Portfolio, and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Banking Portfolio and Financial Services Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Brokerage and Investment Management Portfolio's, Financial Services Portfolio's and Insurance Portfolio's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended February 28, 2011, dividend income has been reduced $619,681 for Financial Services Portfolio and reduced $1,451,861 for Brokerage and Investment Management Portfolio with a corresponding increase for each Fund to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of each applicable Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$ 492,627,442	$ 22,727,609	$ (75,711,768)	$ (52,984,159)
Brokerage and Investment Management Portfolio	440,788,138	19,888,009	(49,666,951)	(29,778,942)
Consumer Finance Portfolio	162,276,787	19,310,480	(11,080,999)	8,229,481
Financial Services Portfolio	458,778,750	21,054,208	(25,544,092)	(4,489,884)
Insurance Portfolio	251,885,660	22,468,409	(3,856,828)	18,611,581

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Banking Portfolio	$ 388,888	$ (40,909,398)	$ (52,984,159)
Brokerage and Investment Management Portfolio	-	(97,629,879)	(29,778,456)
Consumer Finance Portfolio	20,348	(149,566,376)	8,229,481
Financial Services Portfolio	-	(104,642,772)	(4,492,999)
Insurance Portfolio	203,367	(13,568,988)	18,611,052

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2017	2018	2019	Total with expiration
Banking Portfolio	$ (16,134,125)	$ (9,935,539)	$ -	$ (26,069,664)
Brokerage and Investment Management Portfolio	(56,798,891)	(39,892,889)	-	(96,691,780)
Consumer Finance Portfolio	(97,174,837)	(48,865,995)	(1,011,664)	(147,052,496)
Financial Services Portfolio	(72,220,809)	(672,925)	-	(72,893,734)
Insurance Portfolio	-	(13,568,988)	-	(13,568,988)
	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Banking Portfolio	$ (2,983,382)	$ (11,856,352)	$ (14,839,734)	$ (40,909,398)
Brokerage and Investment Management Portfolio	-	(938,099)	(938,099)	(97,629,879)
Consumer Finance Portfolio	-	(2,513,880)	(2,513,880)	(149,566,376)
Financial Services Portfolio	(7,653,232)	(24,095,806)	(31,749,038)	(104,642,772)
Insurance Portfolio	-	-	-	(13,568,988)

As a result of large subscriptions during the period, Consumer Finance Portfolio had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $5,418,625 per year plus certain gains in the fund existing at the time of the ownership change. As a result, at least $113,608,878 of Consumer Finance Portfolio's capital loss carryforward will expire unused. To properly reflect the amount of losses that will expire unused, an adjustment was made between Accumulated Undistributed Net Realized Loss and Paid in Capital in the current period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2012
Ordinary Income
Banking Portfolio	$ 1,687,594
Brokerage and Investment Management Portfolio	4,337,210
Consumer Finance Portfolio	2,625,700
Financial Services Portfolio	961,766
Insurance Portfolio	2,221,509
February 28, 2011
Ordinary Income
Banking Portfolio	$ 262,814
Brokerage and Investment Management Portfolio	3,333,469
Consumer Finance Portfolio	2,038,026
Financial Services Portfolio	1,297,143
Insurance Portfolio	1,716,081

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	358,232,012	419,845,526
Brokerage and Investment Management Portfolio	1,197,414,937	1,275,299,307
Consumer Finance Portfolio	194,620,859	140,996,969
Financial Services Portfolio	1,462,729,287	1,503,099,243
Insurance Portfolio	406,897,542	371,369,503

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.56%
Consumer Finance Portfolio	.30%	.26%	.56%
Financial Services Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.56%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.26%
Brokerage and Investment Management Portfolio	.26%
Consumer Finance Portfolio	.30%
Financial Services Portfolio	.27%
Insurance Portfolio	.26%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 31,833
Brokerage and Investment Management Portfolio	90,664
Consumer Finance Portfolio	12,024
Financial Services Portfolio	91,395
Insurance Portfolio	14,655

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$ 6,588,652.38%		$ 1,588
Brokerage and Investment Management Portfolio	Borrower	8,483,421.34%		1,524
Financial Services Portfolio	Borrower	6,937,120.37%		1,774
Insurance Portfolio	Borrower	6,109,500.35%		120

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$ 1,250
Brokerage and Investment Management Portfolio	1,326
Consumer Finance Portfolio	343
Financial Services Portfolio	1,194
Insurance Portfolio	707

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Banking Portfolio	$ 20,516	$ -	$ -
Brokerage and Investment Management Portfolio	32,911	26	-
Consumer Finance Portfolio	22,188	3,625	340,560
Financial Services Portfolio	37,045	-	-
Insurance Portfolio	15,478	-	-

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	$ 4,734,941.64%		$ 1,435
Brokerage and Investment Management Portfolio	5,357,000.60%		537
Financial Services Portfolio	9,710,667.59%		961

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Banking Portfolio	$ 54,920	$ 12
Brokerage and Investment Management Portfolio	159,380	-
Consumer Finance Portfolio	9,424	51
Financial Services Portfolio	251,280	-
Insurance Portfolio	23,734	56

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 13%, 26% and 25% of the total outstanding shares of Banking Portfolio, Consumer Finance Portfolio and Insurance Portfolio, respectively. Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 17%, 18%, 19% and 28% of the total outstanding shares of Banking Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively. Mutual funds managed by FMR or its affiliates, were the owners of record, in the aggregate, of approximately 39%, 54%, 30% and 73% of the total outstanding shares of Banking Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Banking Portfolio	-	100%
Brokerage and Investment Management Portfolio	-	100%
Consumer Finance Portfolio	72%	43%
Financial Services Portfolio	-	100%
Insurance Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2011	December 2011
Banking Portfolio	-	100%
Brokerage and Investment Management Portfolio	-	100%
Consumer Finance Portfolio	72%	43%
Financial Services Portfolio	-	100%
Insurance Portfolio	100%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

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Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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Automated line for quickest service

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Fidelity®

Select Portfolios®

Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Biotechnology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Health Care Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Delivery Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Equipment and Systems Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Pharmaceuticals Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Biotechnology Portfolio	.82%
Actual		$ 1,000.00	$ 1,250.60	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12
Health Care Portfolio	.80%
Actual		$ 1,000.00	$ 1,123.50	$ 4.22
HypotheticalA		$ 1,000.00	$ 1,020.89	$ 4.02
Medical Delivery Portfolio	.85%
Actual		$ 1,000.00	$ 1,143.60	$ 4.53
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Medical Equipment and Systems Portfolio	.85%
Actual		$ 1,000.00	$ 1,040.80	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Pharmaceuticals Portfolio	.87%
Actual		$ 1,000.00	$ 1,100.60	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.54	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	32.31%	8.92%	6.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Rajiv Kaul, Portfolio Manager of Biotechnology Portfolio: For the year, the fund returned 32.31%, handily outdistancing the 27.25% gain of the MSCI® U.S. IM Biotechnology 25/50 Index and also topping the S&P 500®. Versus the MSCI index, stock picking within the fund's investment universe of biotechnology added considerable value during the period. Additionally, out-of-benchmark exposure to the pharmaceuticals and life science tools/services groups contributed to fund performance. At the stock level, relative performance benefited from positioning in Gilead Sciences, the fund's largest relative contributor during the period. I boosted the fund's position near the announcement of a deal calling for Gilead to acquire Pharmasset, which coincided with a rally in Gilead's shares. The fund also owned Pharmasset, whose shares almost doubled in price after the deal - which closed in January - was announced. Another of the fund's notable contributors to relative performance, Inhibitex, benefited from being acquired during the period. Inhibitex was an out-of-index position. One contributor from the period's first half was an out-of-benchmark position in Questcor Pharmaceuticals. A sizable year-over-year sales spurt in the second quarter for H.P. Acthar Gel®, the company's injectable medication for treating inflammation associated with multiple sclerosis, helped our holdings in the stock more than triple in value during the period. I liquidated the position to nail down profits. Another out-of-benchmark stake - this one in Adolor, a maker of pain medications - paid off nicely, as the stock soared in October after the company received a buyout offer. This deal closed in December. Conversely, InterMune was the largest relative detractor from performance. The stock was hurt by concern that Esbriet®, the company's drug for a rare and fatal lung disease, might not qualify for reimbursement in Germany, where the drug was being launched. In the case of United Therapeutics, its stock declined in part due to disappointing test results for Tyvaso® in treating high blood pressure in the arteries of the lungs. Also weighing on the fund's showing was XenoPort. In April 2011, the stock spiked higher on news that the firm had received approval to market Horizant® for restless legs syndrome. However, subsequent sales of the medication were disappointing, which depressed the stock. Underweighting strong-performing benchmark heavyweight Amgen detracted in relative terms, although the stock was our second-best contributor on an absolute basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	9.2	10.6
Celgene Corp.	6.8	4.0
Amgen, Inc.	5.8	13.6
Biogen Idec, Inc.	4.9	6.1
Alexion Pharmaceuticals, Inc.	4.1	6.0
Regeneron Pharmaceuticals, Inc.	3.8	2.0
Medivation, Inc.	3.7	0.6
Vertex Pharmaceuticals, Inc.	3.7	4.2
BioMarin Pharmaceutical, Inc.	2.6	3.8
Idenix Pharmaceuticals, Inc.	1.7	1.2
	46.3
Top Industries (% of fund's net assets)
As of February 29, 2012
Biotechnology	93.1%
Pharmaceuticals	5.9%
Life Sciences Tools & Services	0.6%
Health Care Equipment & Supplies	0.3%
All Others*	0.1%

As of August 31, 2011
Biotechnology	92.5%
Pharmaceuticals	6.8%
Health Care Equipment & Supplies	0.1%
All Others*	0.6%

* Includes short-term investments and net other assets.

Annual Report

Biotechnology Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
BIOTECHNOLOGY - 92.9%
Biotechnology - 92.9%
Acadia Pharmaceuticals, Inc. (a)(e)	3,124,126	$ 5,217,290
Achillion Pharmaceuticals, Inc. (a)	685,658	7,199,409
Acorda Therapeutics, Inc. (a)	869,880	22,756,061
ADVENTRX Pharmaceuticals, Inc. (a)(d)	656,268	433,793
Aegerion Pharmaceuticals, Inc. (a)	750,359	12,553,506
Affymax, Inc. (a)	593,204	6,056,613
Agenus, Inc. (a)	370,662	1,182,412
Agenus, Inc. warrants 1/9/18 (a)(f)	1,548,000	210,780
Alexion Pharmaceuticals, Inc. (a)	852,276	71,361,069
Alkermes PLC (a)	908,048	15,990,725
Allos Therapeutics, Inc. (a)	2,972,102	4,428,432
Alnylam Pharmaceuticals, Inc. (a)	1,563,203	20,853,128
AMAG Pharmaceuticals, Inc. (a)	582,256	9,205,467
Amarin Corp. PLC ADR (a)(d)	1,051,845	8,151,799
Amgen, Inc.	1,481,001	100,634,018
Amicus Therapeutics, Inc. (a)(d)	1,000,378	5,982,260
Amylin Pharmaceuticals, Inc. (a)(d)	1,238,815	21,171,348
Anacor Pharmaceuticals, Inc. (a)(d)	385,390	2,289,217
Ardea Biosciences, Inc. (a)	405,800	8,651,656
Arena Pharmaceuticals, Inc. (a)(d)	3,926,200	6,988,636
ARIAD Pharmaceuticals, Inc. (a)	1,866,905	26,771,418
ArQule, Inc. (a)	951,994	6,759,157
AVEO Pharmaceuticals, Inc. (a)(d)	338,487	4,413,870
AVI BioPharma, Inc. (a)	33,800	35,152
Biogen Idec, Inc. (a)	738,410	86,002,613
BioInvent International AB (a)	529,200	1,279,603
BioMarin Pharmaceutical, Inc. (a)	1,246,402	44,558,872
Bionovo, Inc. (a)	1,270,000	88,900
Bionovo, Inc. warrants 2/2/16 (a)	1,043,150	38,161
Biospecifics Technologies Corp. (a)	21,004	363,789
BioTime, Inc. (a)(d)	571,483	2,851,700
Catalyst Pharmaceutical Partners, Inc. (a)(d)(e)	1,766,118	1,960,391
Catalyst Pharmaceutical Partners, Inc. warrants 5/2/17 (a)(e)	141,443	72,699
Celgene Corp. (a)	1,604,905	117,679,659
Cell Therapeutics, Inc. (a)(d)	10,607,568	13,577,687
Cell Therapeutics, Inc. warrants 7/6/16 (a)	835,596	620,755
Celldex Therapeutics, Inc. (a)(d)	1,153,000	4,369,870
Cepheid, Inc. (a)	537,200	21,697,508
Chelsea Therapeutics International Ltd. (a)(d)	218,240	805,306
Clovis Oncology, Inc. (d)	105,605	2,639,069
Codexis, Inc. (a)	831,558	3,276,339
Cubist Pharmaceuticals, Inc. (a)	517,408	22,176,107
Dendreon Corp. (a)(d)	1,574,352	17,727,204
Dynavax Technologies Corp. (a)	1,221,200	5,129,040
Emergent BioSolutions, Inc. (a)	287,700	4,393,179
Enzon Pharmaceuticals, Inc. (a)(d)	489,066	3,457,697
Exact Sciences Corp. (a)	797,100	7,484,769
Exelixis, Inc. (a)(d)	1,142,168	6,487,514

	Shares	Value
Genomic Health, Inc. (a)	291,485	$ 8,505,532
Geron Corp. (a)	131,439	262,878
Gilead Sciences, Inc. (a)	3,513,189	159,850,103
Halozyme Therapeutics, Inc. (a)	1,448,742	16,675,020
Horizon Pharma, Inc. (d)	520,300	1,795,035
Horizon Pharma, Inc. (f)	1,278,157	3,968,677
Horizon Pharma, Inc. warrants 2/28/17 (a)(f)	319,539	42,595
Human Genome Sciences, Inc. (a)(d)	1,721,659	13,566,673
Idenix Pharmaceuticals, Inc. (a)(d)	2,480,622	29,196,921
ImmunoGen, Inc. (a)(d)	798,996	11,002,175
Incyte Corp. (a)(d)	939,180	15,928,493
InterMune, Inc. (a)	1,485,435	19,934,538
Ironwood Pharmaceuticals, Inc. Class A (a)	1,533,238	20,530,057
Isis Pharmaceuticals, Inc. (a)	890,300	8,110,633
Keryx Biopharmaceuticals, Inc. (a)(d)	827,400	2,746,968
Lexicon Pharmaceuticals, Inc. (a)	7,617,223	12,949,279
Ligand Pharmaceuticals, Inc. Class B (a)	563,526	8,272,562
MannKind Corp. (a)(d)	876,122	2,050,125
Medivation, Inc. (a)	988,912	64,783,625
Metabolix, Inc. (a)(d)	492,175	1,353,481
Momenta Pharmaceuticals, Inc. (a)	560,648	8,219,100
Myrexis, Inc. (a)	4,379	14,013
Myriad Genetics, Inc. (a)	807,618	19,544,356
Neurocrine Biosciences, Inc. (a)	662,435	5,213,363
NeurogesX, Inc. (a)	254,676	146,693
NeurogesX, Inc. (f)	2,550,000	1,321,920
NewLink Genetics Corp.	329,900	2,790,954
Novavax, Inc. (a)	2,437,105	3,095,123
Novelos Therapeutics, Inc. (a)(e)	2,362,400	1,181,200
Novelos Therapeutics, Inc. warrants 12/6/16 (a)(e)	2,362,400	46,546
NPS Pharmaceuticals, Inc. (a)	1,640,126	11,185,659
OncoGenex Pharmaceuticals, Inc. (a)	123,595	1,975,048
Oncothyreon, Inc. (a)(d)	80,526	660,313
ONYX Pharmaceuticals, Inc. (a)	658,361	25,228,394
Opko Health, Inc. (a)(d)	2,275,200	11,239,488
OREXIGEN Therapeutics, Inc. (a)(e)	3,248,692	12,734,873
PDL BioPharma, Inc. (d)	1,427,733	9,108,937
Pharmacyclics, Inc. (a)(d)	631,903	15,917,637
PolyMedix, Inc. (a)(e)	5,922,334	7,699,034
PolyMedix, Inc. warrants 4/10/16 (a)(e)	2,961,167	2,392,472
Progenics Pharmaceuticals, Inc. (a)(e)	2,176,885	21,224,629
PROLOR Biotech, Inc. (a)(d)	1,263,484	7,290,303
Protalix BioTherapeutics, Inc. (a)(d)	1,279,742	6,833,822
Protox Therapeutics, Inc. (a)	2,514,500	800,351
Puma Biotechnology, Inc. (f)	522,668	1,960,005
Puma Biotechnology, Inc. warrants 10/17/21 (a)(f)	522,668	5
Raptor Pharmaceutical Corp. (a)(d)	1,636,479	11,422,623
Regeneron Pharmaceuticals, Inc. (a)	631,387	66,163,044
Rigel Pharmaceuticals, Inc. (a)	1,190,258	11,902,580
Sangamo Biosciences, Inc. (a)(d)	1,257,572	6,627,404
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Savient Pharmaceuticals, Inc. (a)(d)	1,372,287	$ 2,758,297
Seattle Genetics, Inc. (a)(d)	898,119	16,579,277
SIGA Technologies, Inc. (a)(d)	1,770,014	5,044,540
Spectrum Pharmaceuticals, Inc. (a)(d)	1,462,671	20,755,301
Sunesis Pharmaceuticals, Inc. (a)(d)	362,564	630,861
Synageva BioPharma Corp. (a)	197,000	7,352,040
Synergy Pharmaceuticals, Inc. unit (a)	354,400	3,437,680
Synta Pharmaceuticals Corp. (a)(d)	907,233	4,336,574
Targacept, Inc. (a)	22,000	150,040
Theravance, Inc. (a)(d)	825,853	15,443,451
Threshold Pharmaceuticals, Inc. (a)	1,558,600	8,089,134
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	631,520	3,096,901
Trius Therapeutics, Inc. (a)	1,014,106	5,131,376
United Therapeutics Corp. (a)	468,751	22,373,485
Verastem, Inc.	141,800	1,644,880
Vertex Pharmaceuticals, Inc. (a)	1,660,008	64,607,511
Vical, Inc. (a)(d)	4,213,830	13,484,256
ZIOPHARM Oncology, Inc. (a)(d)	2,149,292	10,553,024
		1,618,969,534
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.3%
Alsius Corp. (a)	314,300	3
Aradigm Corp. (a)	6,398,160	831,761
InVivo Therapeutics Holdings Corp. (a)	1,711,200	4,089,768
		4,921,532
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Life Sciences Tools & Services - 0.6%
BG Medicine, Inc. (d)	711,911	5,510,191
ChromaDex, Inc. (a)	2,522,800	1,665,048
Transgenomic, Inc. (a)	275,000	330,000
Transgenomic, Inc. unit (f)	2,838,000	3,210,956
		10,716,195
PHARMACEUTICALS - 5.8%
Pharmaceuticals - 5.8%
AcelRx Pharmaceuticals, Inc. (e)	1,041,900	2,938,158
Akorn, Inc. (a)	283,227	3,548,834
Alimera Sciences, Inc. (a)	400	1,504
Auxilium Pharmaceuticals, Inc. (a)	400,951	7,922,792
AVANIR Pharmaceuticals Class A (a)(d)	4,577,459	12,633,787
Cardiome Pharma Corp. (a)	900	2,007
Corcept Therapeutics, Inc. (a)(d)	1,426,500	5,606,145
Elan Corp. PLC sponsored ADR (a)	695,230	8,690,375
Jazz Pharmaceuticals PLC (a)	240,817	12,635,668
NuPathe, Inc. (a)(d)	17,100	51,471

	Shares	Value
Omeros Corp. (a)	18,900	$ 128,520
Optimer Pharmaceuticals, Inc. (a)(d)	369,161	4,721,569
Pacira Pharmaceuticals, Inc. (d)	123,694	1,323,526
Santarus, Inc. (a)	894,175	4,041,671
Ventrus Biosciences, Inc. (a)(e)	681,696	7,280,513
ViroPharma, Inc. (a)	430,299	13,795,386
Vivus, Inc. (a)(d)	316,450	7,120,125
XenoPort, Inc. (a)	862,004	3,448,016
Zogenix, Inc. (a)	2,105,408	4,800,330
		100,690,397
TOTAL COMMON STOCKS (Cost $1,505,510,722)		1,735,297,658
Convertible Preferred Stocks - 0.3%

BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Xenon Pharmaceuticals, Inc. Series E (a)(f)	981,626	3,416,058
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Agios Pharmaceuticals, Inc. Series C (f)	229,509	1,127,142
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,851,280)		4,543,200
Money Market Funds - 10.6%

Fidelity Cash Central Fund, 0.12% (b)	3,873,379	3,873,379
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	181,646,494	181,646,494
TOTAL MONEY MARKET FUNDS (Cost $185,519,873)		185,519,873
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,698,881,875)		1,925,360,731
NET OTHER ASSETS (LIABILITIES) - (10.5)%		(183,530,647)
NET ASSETS - 100%		$ 1,741,830,084
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,258,138 or 0.9% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Agenus, Inc. warrants 1/9/18	1/9/08	$ 1,930,622
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 1,127,142
Horizon Pharma, Inc.	2/29/12	$ 4,588,584
Horizon Pharma, Inc. warrants 2/28/17	2/29/12	$ 39,942
NeurogesX, Inc.	2/1/12	$ 2,575,500
Puma Biotechnology, Inc.	10/4/11	$ 1,959,999
Puma Biotechnology, Inc. warrants 10/17/21	10/4/11	$ 6
Transgenomic, Inc. unit	2/3/12	$ 2,838,000
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,539
Fidelity Securities Lending Cash Central Fund	3,447,140
Total	$ 3,462,679
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Pharmaceuticals, Inc.	$ 256,229	$ 5,177,968	$ -	$ -	$ 5,217,290
AcelRx Pharmaceuticals, Inc.	3,771,678	-	-	-	2,938,158
Adolor Corp.	4,989,306	-	15,855,744	-	-
Catalyst Pharmaceutical Partners, Inc.	1,389,997	901,194	419,227	-	1,960,391
Catalyst Pharmaceutical Partners, Inc. warrants 5/2/17	-	1,414	-	-	72,699
Novelos Therapeutics, Inc.	-	1,254,291	-	-	1,181,200
Novelos Therapeutics, Inc. warrants 12/6/16	-	163,149	-	-	46,546
OREXIGEN Therapeutics, Inc.	1,935,136	6,404,524	-	-	12,734,873
PolyMedix, Inc.	-	4,291,522	-	-	7,699,034
PolyMedix, Inc. warrants 4/10/16	-	446,345	-	-	2,392,472
Progenics Pharmaceuticals, Inc.	3,610,881	13,016,077	-	-	21,224,629
Ventrus Biosciences, Inc.	-	8,052,000	1,510,541	-	7,280,513
Total	$ 15,953,227	$ 39,708,484	$ 17,785,512	$ -	$ 62,747,805
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,735,297,658	$ 1,718,315,183	$ 15,022,462	$ 1,960,013
Convertible Preferred Stocks	4,543,200	-	-	4,543,200
Money Market Funds	185,519,873	185,519,873	-	-
Total Investments in Securities:	$ 1,925,360,731	$ 1,903,835,056	$ 15,022,462	$ 6,503,213
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,416,061
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	5
Cost of Purchases	3,087,147
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,503,213
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ 5

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $171,223,101) - See accompanying schedule: Unaffiliated issuers (cost $1,458,482,701)	$ 1,677,093,053
Fidelity Central Funds (cost $185,519,873)	185,519,873
Other affiliated issuers (cost $54,879,301)	62,747,805
Total Investments (cost $1,698,881,875)		$ 1,925,360,731
Receivable for investments sold		25,942,882
Receivable for fund shares sold		4,894,213
Dividends receivable		885,219
Distributions receivable from Fidelity Central Funds		242,133
Prepaid expenses		2,543
Other receivables		13,243
Total assets		1,957,340,964

Liabilities
Payable for investments purchased	$ 24,503,215
Payable for fund shares redeemed	8,174,140
Accrued management fee	826,503
Other affiliated payables	322,245
Other payables and accrued expenses	38,283
Collateral on securities loaned, at value	181,646,494
Total liabilities		215,510,880

Net Assets		$ 1,741,830,084
Net Assets consist of:
Paid in capital		$ 1,445,367,129
Accumulated net investment loss		(777,802)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		70,761,901
Net unrealized appreciation (depreciation) on investments		226,478,856
Net Assets, for 17,813,340 shares outstanding		$ 1,741,830,084
Net Asset Value, offering price and redemption price per share ($1,741,830,084 ÷ 17,813,340 shares)		$ 97.78

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 3,578,029
Interest		225
Income from Fidelity Central Funds (including $3,447,140 from security lending)		3,462,679
Total income		7,040,933

Expenses
Management fee	$ 7,057,699
Transfer agent fees	2,807,626
Accounting and security lending fees	434,575
Custodian fees and expenses	18,309
Independent trustees' compensation	7,564
Registration fees	75,897
Audit	44,031
Legal	6,742
Interest	1,825
Miscellaneous	11,872
Total expenses before reductions	10,466,140
Expense reductions	(41,171)	10,424,969
Net investment income (loss)		(3,384,036)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	140,672,077
Other affiliated issuers	11,711,151
Foreign currency transactions	(14,949)
Total net realized gain (loss)		152,368,279
Change in net unrealized appreciation (depreciation) on investment securities		201,752,872
Net gain (loss)		354,121,151
Net increase (decrease) in net assets resulting from operations		$ 350,737,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,384,036)	$ (6,147,859)
Net realized gain (loss)	152,368,279	31,882,955
Change in net unrealized appreciation (depreciation)	201,752,872	62,328,967
Net increase (decrease) in net assets resulting from operations	350,737,115	88,064,063
Distributions to shareholders from net realized gain	(1,786,490)	-
Share transactions Proceeds from sales of shares	771,494,800	182,973,057
Reinvestment of distributions	1,665,527	-
Cost of shares redeemed	(393,289,579)	(326,801,243)
Net increase (decrease) in net assets resulting from share transactions	379,870,748	(143,828,186)
Redemption fees	102,179	14,208
Total increase (decrease) in net assets	728,923,552	(55,749,915)

Net Assets
Beginning of period	1,012,906,532	1,068,656,447
End of period (including accumulated net investment loss of $777,802 and accumulated net investment loss of $880, respectively)	$ 1,741,830,084	$ 1,012,906,532
Other Information Shares
Sold	8,809,741	2,655,819
Issued in reinvestment of distributions	19,987	-
Redeemed	(4,701,921)	(4,724,909)
Net increase (decrease)	4,127,807	(2,069,090)

Financial Highlights

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 74.01	$ 67.83	$ 54.62	$ 62.59	$ 63.89
Income from Investment Operations
Net investment income (loss) B	(.23)	(.41) E	(.39) F	(.38) G	(.53)
Net realized and unrealized gain (loss)	24.11	6.59	13.60	(7.60)	(.77)
Total from investment operations	23.88	6.18	13.21	(7.98)	(1.30)
Distributions from net realized gain	(.12)	-	-	-	-
Redemption fees added to paid in capital B	.01	- J	- J	.01	- J
Net asset value, end of period	$ 97.78	$ 74.01	$ 67.83	$ 54.62	$ 62.59
Total Return A	32.31%	9.11%	24.19%	(12.73)%	(2.03)%
Ratios to Average Net Assets C, H
Expenses before reductions	.83%	.87%	.91%	.89%	.89%
Expenses net of fee waivers, if any	.83%	.87%	.91%	.89%	.89%
Expenses net of all reductions	.83%	.86%	.91%	.89%	.89%
Net investment income (loss)	(.27)%	(.59)% E	(.64)% F	(.61)% G	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,741,830	$ 1,012,907	$ 1,068,656	$ 1,152,137	$ 1,088,003
Portfolio turnover rate D	106%	119%	109%	55%	143%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.75)%. F Investment income per share reflects large, non-recurring dividends which amounted to $.09 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been (.78)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	9.10%	6.31%	6.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Edward Yoon, Portfolio Manager of Health Care Portfolio: For the year, the fund returned 9.10%, trailing the 12.59% gain of the MSCI® U.S. IM Health Care 25/50 Index but outpacing the S&P 500®. Versus its sector benchmark, a significant underweighting and weak stock picking in pharmaceuticals - the benchmark's primary industry - meaningfully detracted. Positioning in life science tools/services and health care facilities, and an overweighting in health care equipment, also hampered performance, as did the fund's modest cash position when the market advanced strongly later in the period. On the plus side, an overweighting and good individual picks in biotechnology contributed the most by far, while security selection in health care supplies also was additive. On an individual stock basis, an overweighting in Illumina, which develops genetic analysis technology, was the biggest relative detractor. Since the company receives a major share of its funding from the National Institutes of Health (NIH), concerns of budget restraints caused Illumina to issue disappointing financial guidance, sending the stock sharply lower in early October. The fund also was hurt by biopharmaceutical firm Targacept, an out-of-index position in online medical information provider WebMD Health, and an underweighting in large-cap pharmaceutical firm and major index component Abbott Laboratories. The fund did not own WebMD or Abbott at period end. On the plus side, the fund's top-four individual contributors were biotechnology stocks, with a non-index stake in Inhibitex adding the most value. Its shares jumped in January on an acquisition bid from Bristol-Myers Squibb, also a fund holding during the year. The deal was completed in mid-February, and the fund held neither stock at period end. Alexion Pharmaceuticals also provided a boost, as did ARIAD Pharmaceuticals and BioMarin Pharmaceutical.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	7.2	6.1
UnitedHealth Group, Inc.	5.1	1.3
Covidien PLC	4.3	6.5
Gilead Sciences, Inc.	4.2	1.2
Merck & Co., Inc.	3.8	2.3
WellPoint, Inc.	3.6	1.9
Express Scripts, Inc.	3.1	3.4
GlaxoSmithKline PLC sponsored ADR	2.8	0.0
Biogen Idec, Inc.	2.7	1.5
Valeant Pharmaceuticals International, Inc. (Canada)	2.4	2.2
	39.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Health Care Providers & Services	31.0%
Biotechnology	26.8%
Pharmaceuticals	18.9%
Health Care Equipment & Supplies	13.2%
Food & Staples Retailing	2.8%
All Others*	7.3%

As of August 31, 2011
Health Care Equipment & Supplies	24.1%
Biotechnology	21.8%
Health Care Providers & Services	18.9%
Pharmaceuticals	17.1%
Life Sciences Tools & Services	2.6%
All Others*	15.5%

* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
BIOTECHNOLOGY - 26.6%
Biotechnology - 26.6%
Achillion Pharmaceuticals, Inc. (a)	900,000	$ 9,450,000
Acorda Therapeutics, Inc. (a)	450,000	11,772,000
Alexion Pharmaceuticals, Inc. (a)	560,000	46,888,800
AMAG Pharmaceuticals, Inc. (a)	151,707	2,398,488
Amgen, Inc.	2,300,000	156,284,998
Anthera Pharmaceuticals, Inc. (a)	700,000	4,634,000
Ardea Biosciences, Inc. (a)	650,000	13,858,000
ARIAD Pharmaceuticals, Inc. (a)	1,200,000	17,208,000
AVEO Pharmaceuticals, Inc. (a)	467,323	6,093,892
Biogen Idec, Inc. (a)	500,000	58,235,000
BioMarin Pharmaceutical, Inc. (a)	1,300,000	46,475,000
Dynavax Technologies Corp. (a)(d)	4,032,900	16,938,180
Gilead Sciences, Inc. (a)	2,000,000	91,000,000
Medivation, Inc. (a)	200,000	13,102,000
Neurocrine Biosciences, Inc. (a)	1,005,500	7,913,285
NPS Pharmaceuticals, Inc. (a)	1,000,000	6,820,000
ONYX Pharmaceuticals, Inc. (a)	174,100	6,671,512
Puma Biotechnology, Inc. (f)	555,556	2,083,335
Puma Biotechnology, Inc. warrants 10/17/21 (a)(f)	555,556	6
Seattle Genetics, Inc. (a)	500,000	9,230,000
Synageva BioPharma Corp. (a)(d)	300,000	11,196,000
Targacept, Inc. (a)	400,000	2,728,000
Theravance, Inc. (a)	650,000	12,155,000
United Therapeutics Corp. (a)	400,000	19,092,000
Vical, Inc. (a)	1,280,000	4,096,000
ZIOPHARM Oncology, Inc. (a)	473,320	2,324,001
		578,647,497
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. (e)	996,904	5,971,455
Stewart Enterprises, Inc. Class A	690,000	4,291,800
		10,263,255
FOOD & STAPLES RETAILING - 2.8%
Drug Retail - 2.8%
CVS Caremark Corp.	850,000	38,335,000
Drogasil SA	2,300,000	22,391,336
		60,726,336
HEALTH CARE EQUIPMENT & SUPPLIES - 13.2%
Health Care Equipment - 12.1%
Boston Scientific Corp. (a)	7,800,000	48,516,000
C. R. Bard, Inc.	200,000	18,724,000
China Kanghui Holdings sponsored ADR (a)	302,404	5,615,642
Conceptus, Inc. (a)	700,000	9,429,000
CONMED Corp.	250,000	7,460,000
Covidien PLC	1,800,000	94,050,000

	Shares	Value
Cyberonics, Inc. (a)	267,300	$ 9,951,579
Genmark Diagnostics, Inc. (a)	943,260	3,923,962
HeartWare International, Inc. (a)(d)	140,000	10,256,400
Insulet Corp. (a)	260,734	5,141,674
Opto Circuits India Ltd.	1,000,000	5,546,732
Orthofix International NV (a)	200,000	7,842,000
William Demant Holding A/S (a)	115,000	10,673,906
Wright Medical Group, Inc. (a)	1,000,000	16,560,000
Zeltiq Aesthetics, Inc. (d)	400,000	4,432,000
Zimmer Holdings, Inc.	100,000	6,075,000
		264,197,895
Health Care Supplies - 1.1%
The Cooper Companies, Inc.	304,400	24,193,712
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		288,391,607
HEALTH CARE PROVIDERS & SERVICES - 31.0%
Health Care Distributors & Services - 1.3%
Amplifon SpA	1,478,423	7,125,850
McKesson Corp.	250,000	20,877,500
		28,003,350
Health Care Facilities - 1.4%
Emeritus Corp. (a)	425,980	7,863,591
Hanger Orthopedic Group, Inc. (a)	300,000	6,207,000
LCA-Vision, Inc. (a)	900,000	7,758,000
Sunrise Senior Living, Inc. (a)(d)	1,280,000	9,907,200
		31,735,791
Health Care Services - 14.3%
Accretive Health, Inc. (a)(d)	650,000	16,893,500
Catalyst Health Solutions, Inc. (a)	480,000	29,769,600
Express Scripts, Inc. (a)	1,280,000	68,262,400
Fresenius Medical Care AG & Co. KGaA	280,000	19,641,454
HMS Holdings Corp. (a)	400,000	12,888,000
Laboratory Corp. of America Holdings (a)	400,000	35,956,000
Medco Health Solutions, Inc. (a)	650,000	43,933,500
MEDNAX, Inc. (a)	350,000	26,036,500
Omnicare, Inc.	800,000	28,144,000
Quest Diagnostics, Inc.	500,000	29,025,000
		310,549,954
Managed Health Care - 14.0%
Aetna, Inc.	600,000	28,056,000
Health Net, Inc. (a)	900,000	33,966,000
Humana, Inc.	600,000	52,260,000
UnitedHealth Group, Inc.	2,000,000	111,500,000
WellPoint, Inc.	1,200,000	78,756,000
		304,538,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		674,827,095
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - 1.9%
Health Care Technology - 1.9%
Allscripts-Misys Healthcare Solutions, Inc. (a)	280,000	$ 5,409,600
athenahealth, Inc. (a)(d)	300,000	21,201,000
Epocrates, Inc. (a)	500,000	4,650,000
SXC Health Solutions Corp. (a)	150,000	10,723,488
		41,984,088
LIFE SCIENCES TOOLS & SERVICES - 1.8%
Life Sciences Tools & Services - 1.8%
Illumina, Inc. (a)	750,000	38,437,500
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Prestige Brands Holdings, Inc. (a)	770,000	12,705,000
PHARMACEUTICALS - 18.8%
Pharmaceuticals - 18.8%
Cardiome Pharma Corp. (a)	1,600,000	3,568,001
Elan Corp. PLC sponsored ADR (a)	1,500,000	18,750,000
Eli Lilly & Co.	675,000	26,487,000
Endo Pharmaceuticals Holdings, Inc. (a)	500,000	18,535,000
Forest Laboratories, Inc. (a)	250,000	8,130,000
GlaxoSmithKline PLC sponsored ADR	1,350,000	59,818,500
Meda AB (A Shares)	800,000	7,556,237
Merck & Co., Inc.	2,150,000	82,065,500
Optimer Pharmaceuticals, Inc. (a)(d)	800,000	10,232,000
Pacira Pharmaceuticals, Inc.	293,700	3,142,590
Pfizer, Inc.	400,000	8,440,000
Sanofi sponsored ADR	1,200,000	44,436,000
Shire PLC sponsored ADR	400,000	41,860,000
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,000,000	53,018,744
Watson Pharmaceuticals, Inc. (a)	350,000	20,412,000
XenoPort, Inc. (a)	500,000	2,000,000
		408,451,572
PROFESSIONAL SERVICES - 1.2%
Research & Consulting Services - 1.2%
Advisory Board Co. (a)	170,000	13,759,800
Qualicorp SA	1,500,000	13,100,818
		26,860,618
SOFTWARE - 0.4%
Application Software - 0.4%
Nuance Communications, Inc. (a)	350,000	9,072,000
TOTAL COMMON STOCKS (Cost $1,767,625,983)		2,150,366,568
Convertible Preferred Stocks - 0.3%
	Shares	Value
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
Aria Diagnostics, Inc. (f)	496,689	$ 3,000,002
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (f)	350,000	2,520,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,450,002)		5,520,002
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.12% (b)	11,529,280	11,529,280
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	43,019,367	43,019,367
TOTAL MONEY MARKET FUNDS (Cost $54,548,647)		54,548,647
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,827,624,632)		2,210,435,217
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(34,211,164)
NET ASSETS - 100%		$ 2,176,224,053
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,603,343 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aria Diagnostics, Inc.	11/30/11	$ 3,000,002
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 2,450,000
Puma Biotechnology, Inc.	10/4/11	$ 2,083,329
Puma Biotechnology, Inc. warrants 10/17/21	10/4/11	$ 6
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 88,076
Fidelity Securities Lending Cash Central Fund	315,259
Total	$ 403,335
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc.	$ 5,682,353	$ -	$ -	$ 99,690	$ 5,971,455
Total	$ 5,682,353	$ -	$ -	$ 99,690	$ 5,971,455
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,150,366,568	$ 2,128,641,773	$ 19,641,454	$ 2,083,341
Convertible Preferred Stocks	5,520,002	-	-	5,520,002
Money Market Funds	54,548,647	54,548,647	-	-
Total Investments in Securities:	$ 2,210,435,217	$ 2,183,190,420	$ 19,641,454	$ 7,603,343
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	70,006
Cost of Purchases	7,533,337
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 7,603,343
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ 70,006

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.5%
Ireland	5.2%
Canada	3.1%
United Kingdom	2.8%
France	2.0%
Bailiwick of Jersey	1.9%
Brazil	1.6%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $41,734,616) - See accompanying schedule: Unaffiliated issuers (cost $1,767,375,720)	$ 2,149,915,115
Fidelity Central Funds (cost $54,548,647)	54,548,647
Other affiliated issuers (cost $5,700,265)	5,971,455
Total Investments (cost $1,827,624,632)		$ 2,210,435,217
Receivable for investments sold		31,906,514
Receivable for fund shares sold		1,839,723
Dividends receivable		2,424,673
Distributions receivable from Fidelity Central Funds		30,872
Prepaid expenses		4,425
Other receivables		75,521
Total assets		2,246,716,945

Liabilities
Payable for investments purchased	$ 23,590,264
Payable for fund shares redeemed	2,382,710
Accrued management fee	1,016,444
Other affiliated payables	405,067
Other payables and accrued expenses	79,040
Collateral on securities loaned, at value	43,019,367
Total liabilities		70,492,892

Net Assets		$ 2,176,224,053
Net Assets consist of:
Paid in capital		$ 1,745,143,635
Distributions in excess of net investment income		(37,650)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		48,309,616
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		382,808,452
Net Assets, for 16,353,381 shares outstanding		$ 2,176,224,053
Net Asset Value, offering price and redemption price per share ($2,176,224,053 ÷ 16,353,381 shares)		$ 133.07

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends (including $99,690 earned from other affiliated issuers)		$ 16,227,149
Interest		8,377
Income from Fidelity Central Funds (including $315,259 from security lending)		403,335
Total income		16,638,861

Expenses
Management fee	$ 11,660,739
Transfer agent fees	4,267,790
Accounting and security lending fees	645,870
Custodian fees and expenses	55,940
Independent trustees' compensation	12,356
Appreciation in deferred trustee compensation account	138
Registration fees	66,064
Audit	46,995
Legal	7,625
Interest	798
Miscellaneous	20,223
Total expenses before reductions	16,784,538
Expense reductions	(146,708)	16,637,830
Net investment income (loss)		1,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,776,017
Foreign currency transactions	(564,017)
Total net realized gain (loss)		269,212,000
Change in net unrealized appreciation (depreciation) on: Investment securities	(93,371,974)
Assets and liabilities in foreign currencies	16,172
Total change in net unrealized appreciation (depreciation)		(93,355,802)
Net gain (loss)		175,856,198
Net increase (decrease) in net assets resulting from operations		$ 175,857,229

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,031	$ 549,148
Net realized gain (loss)	269,212,000	153,068,969
Change in net unrealized appreciation (depreciation)	(93,355,802)	200,842,262
Net increase (decrease) in net assets resulting from operations	175,857,229	354,460,379
Distributions to shareholders from net investment income	-	(2,405,048)
Distributions to shareholders from net realized gain	(176,290,692)	(79,263)
Total distributions	(176,290,692)	(2,484,311)
Share transactions Proceeds from sales of shares	643,651,462	288,101,353
Reinvestment of distributions	167,043,397	2,341,444
Cost of shares redeemed	(625,716,838)	(378,577,968)
Net increase (decrease) in net assets resulting from share transactions	184,978,021	(88,135,171)
Redemption fees	75,308	20,826
Total increase (decrease) in net assets	184,619,866	263,861,723

Net Assets
Beginning of period	1,991,604,187	1,727,742,464
End of period (including distributions in excess of net investment income of $37,650 and distributions in excess of net investment income of $58,693, respectively)	$ 2,176,224,053	$ 1,991,604,187
Other Information Shares
Sold	4,810,845	2,400,177
Issued in reinvestment of distributions	1,397,502	19,223
Redeemed	(4,725,720)	(3,375,250)
Net increase (decrease)	1,482,627	(955,850)

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 133.93	$ 109.17	$ 73.65	$ 114.24	$ 126.78
Income from Investment Operations
Net investment income (loss) B	- I	.04	.06	.42	.39 F
Net realized and unrealized gain (loss)	10.86	24.90	35.71	(35.98)	1.63
Total from investment operations	10.86	24.94	35.77	(35.56)	2.02
Distributions from net investment income	-	(.17)	(.25)	(.37)	(.39)
Distributions from net realized gain	(11.72)	(.01)	(.01)	(4.66)	(14.17)
Total distributions	(11.72)	(.18)	(.25) J	(5.03)	(14.56)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 133.07	$ 133.93	$ 109.17	$ 73.65	$ 114.24
Total Return A	9.10%	22.86%	48.65%	(32.34)%	.72%
Ratios to Average Net Assets C, G
Expenses before reductions	.80%	.82%	.88%	.86%	.85%
Expenses net of fee waivers, if any	.80%	.82%	.88%	.86%	.85%
Expenses net of all reductions	.80%	.82%	.87%	.86%	.84%
Net investment income (loss)	.00% E	.03%	.07%	.44%	.30% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,176,224	$ 1,991,604	$ 1,727,742	$ 1,191,143	$ 1,948,147
Portfolio turnover rate D	130%	99%	116%	173%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Amount represents less than .01%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .20%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.25 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Medical Delivery Portfolio	10.74%	5.58%	11.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Delivery Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Andrew Hatem, Portfolio Manager of Medical Delivery Portfolio: For the year, the fund returned 10.74%, outperforming both its industry benchmark - the MSCI® U.S. IM Health Care Providers & Services 25/50 Index, which gained 8.34% - and the S&P 500®. Versus the MSCI index, the fund was helped the most by strong stock selection in health care services and and non-index holdings in health care technology. Top individual contributions came from information technology consulting firm Accretive Health, pharmacy benefit managers SXC Health Solutions and Catalyst Health Solutions, managed care providers HealthSpring - which was acquired by CIGNA during the period - and WellCare Health Plans, and ARIAD Pharmaceuticals. SXC and ARIAD were not part of the industry benchmark. Conversely, we were hurt by modestly underweighting managed health care - the best-performing group in the MSCI index - and by stock selection in health care facilities. At the stock level, detractors included an underweighting in managed care provider and index heavyweight UnitedHealth Group, WellPoint - another managed care stock - Sunrise Senior Living, hospital chain operator Community Health Systems and Kindred Healthcare, a provider of post-acute care services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	16.6	16.7
Express Scripts, Inc.	10.0	7.2
WellPoint, Inc.	8.5	9.2
McKesson Corp.	7.4	7.5
Medco Health Solutions, Inc.	7.2	7.9
CIGNA Corp.	4.7	3.2
Aetna, Inc.	4.5	4.9
Humana, Inc.	4.3	2.0
Accretive Health, Inc.	3.5	4.0
SXC Health Solutions Corp.	3.1	2.6
	69.8
Top Industries (% of fund's net assets)
As of February 29, 2012
Health Care Providers & Services	87.6%
Health Care Technology	4.2%
Food & Staples Retailing	2.4%
Diversified Consumer Services	1.4%
Biotechnology	1.2%
All Others*	3.2%

As of August 31, 2011
Health Care Providers & Services	87.4%
Food & Staples Retailing	2.9%
Health Care Technology	2.6%
Pharmaceuticals	1.5%
Biotechnology	0.9%
All Others*	4.7%

* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
BIOTECHNOLOGY - 1.2%
Biotechnology - 1.2%
ARIAD Pharmaceuticals, Inc. (a)	672,600	$ 9,645,084
ZIOPHARM Oncology, Inc. (a)	137,500	675,125
		10,320,209
DIVERSIFIED CONSUMER SERVICES - 1.4%
Specialized Consumer Services - 1.4%
Weight Watchers International, Inc.	151,800	11,837,364
FOOD & STAPLES RETAILING - 2.4%
Drug Retail - 2.4%
Drogasil SA	1,339,885	13,044,268
Rite Aid Corp. (a)	2,966,900	4,569,026
Walgreen Co.	99,000	3,282,840
		20,896,134
HEALTH CARE PROVIDERS & SERVICES - 87.6%
Health Care Distributors & Services - 10.1%
AmerisourceBergen Corp.	514,352	19,211,047
Cardinal Health, Inc.	101,100	4,200,705
McKesson Corp.	773,000	64,553,230
		87,964,982
Health Care Facilities - 5.3%
Brookdale Senior Living, Inc. (a)	509,693	9,500,678
Capital Senior Living Corp. (a)	603,000	5,167,710
Community Health Systems, Inc. (a)	286,000	7,218,640
HCA Holdings, Inc.	23,700	632,079
Kindred Healthcare, Inc. (a)	330,900	3,404,961
LifePoint Hospitals, Inc. (a)	500	19,485
Skilled Healthcare Group, Inc. (a)	482,000	3,147,460
Sunrise Senior Living, Inc. (a)(d)	1,131,862	8,760,612
Tenet Healthcare Corp. (a)	31,000	175,150
Universal Health Services, Inc. Class B	169,400	7,556,934
		45,583,709
Health Care Services - 26.9%
Accretive Health, Inc. (a)(d)	1,169,404	30,392,810
Amedisys, Inc. (a)	78,829	1,012,953
Catalyst Health Solutions, Inc. (a)	310,800	19,275,816
DaVita, Inc. (a)	6,400	553,920
Express Scripts, Inc. (a)	1,637,500	87,327,875
Gentiva Health Services, Inc. (a)(d)	997,500	7,830,375
Laboratory Corp. of America Holdings (a)	2,000	179,780
LHC Group, Inc. (a)	160,800	2,736,816
Lincare Holdings, Inc.	14,450	388,127
Medco Health Solutions, Inc. (a)	925,546	62,557,654
Metropolitan Health Networks, Inc. (a)	662,000	5,534,320
Omnicare, Inc.	447,800	15,753,604
Quest Diagnostics, Inc.	7,500	435,375
Sun Healthcare Group, Inc. (a)	100,200	446,892
		234,426,317

	Shares	Value
Managed Health Care - 45.3%
Aetna, Inc.	829,756	$ 38,799,391
Amil Participacoes SA	867,300	9,998,859
Centene Corp. (a)	169,300	8,261,840
CIGNA Corp.	920,700	40,612,077
Health Net, Inc. (a)	601,500	22,700,610
Humana, Inc.	426,772	37,171,841
Odontoprev SA	215,700	3,755,236
UnitedHealth Group, Inc.	2,595,997	144,726,831
Wellcare Health Plans, Inc. (a)	215,000	14,589,900
WellPoint, Inc.	1,121,200	73,584,356
		394,200,941
TOTAL HEALTH CARE PROVIDERS & SERVICES		762,175,949
HEALTH CARE TECHNOLOGY - 4.2%
Health Care Technology - 4.2%
athenahealth, Inc. (a)(d)	135,300	9,561,651
SXC Health Solutions Corp. (a)	377,000	26,951,700
		36,513,351
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
WebMD Health Corp. (a)	8,400	208,740
LIFE SCIENCES TOOLS & SERVICES - 0.4%
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	77,700	3,982,125
PHARMACEUTICALS - 0.6%
Pharmaceuticals - 0.6%
Endocyte, Inc.	101,000	358,550
Valeant Pharmaceuticals International, Inc. (Canada) (a)(d)	92,100	4,883,026
		5,241,576
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
Qualicorp SA	68,000	593,904
TOTAL COMMON STOCKS (Cost $654,371,520)		851,769,352
Money Market Funds - 6.1%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	23,134,442	$ 23,134,442
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	30,121,550	30,121,550
TOTAL MONEY MARKET FUNDS (Cost $53,255,992)		53,255,992
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $707,627,512)		905,025,344
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(34,667,262)
NET ASSETS - 100%		$ 870,358,082
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,901
Fidelity Securities Lending Cash Central Fund	1,416,256
Total	$ 1,438,157
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $29,834,449) - See accompanying schedule: Unaffiliated issuers (cost $654,371,520)	$ 851,769,352
Fidelity Central Funds (cost $53,255,992)	53,255,992
Total Investments (cost $707,627,512)		$ 905,025,344
Receivable for fund shares sold		2,381,499
Dividends receivable		301,943
Distributions receivable from Fidelity Central Funds		125,033
Prepaid expenses		1,929
Other receivables		12,604
Total assets		907,848,352

Liabilities
Payable for investments purchased	$ 3,971,274
Payable for fund shares redeemed	2,774,337
Accrued management fee	398,196
Other affiliated payables	190,141
Other payables and accrued expenses	34,772
Collateral on securities loaned, at value	30,121,550
Total liabilities		37,490,270

Net Assets		$ 870,358,082
Net Assets consist of:
Paid in capital		$ 702,251,989
Accumulated net investment loss		(472,186)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,822,792)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,401,071
Net Assets, for 14,206,453 shares outstanding		$ 870,358,082
Net Asset Value, offering price and redemption price per share ($870,358,082 ÷ 14,206,453 shares)		$ 61.26

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 4,599,107
Income from Fidelity Central Funds (including $1,416,256 from security lending)		1,438,157
Total income		6,037,264

Expenses
Management fee	$ 4,251,703
Transfer agent fees	1,811,020
Accounting and security lending fees	276,956
Custodian fees and expenses	28,195
Independent trustees' compensation	4,386
Registration fees	97,485
Audit	38,135
Legal	2,496
Interest	3,219
Miscellaneous	6,555
Total expenses before reductions	6,520,150
Expense reductions	(124,622)	6,395,528
Net investment income (loss)		(358,264)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,279,965
Foreign currency transactions	(286,781)
Total net realized gain (loss)		20,993,184
Change in net unrealized appreciation (depreciation) on: Investment securities	35,161,833
Assets and liabilities in foreign currencies	2,583
Total change in net unrealized appreciation (depreciation)		35,164,416
Net gain (loss)		56,157,600
Net increase (decrease) in net assets resulting from operations		$ 55,799,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (358,264)	$ (2,391,115)
Net realized gain (loss)	20,993,184	36,117,378
Change in net unrealized appreciation (depreciation)	35,164,416	67,043,584
Net increase (decrease) in net assets resulting from operations	55,799,336	100,769,847
Share transactions Proceeds from sales of shares	856,410,093	180,142,990
Cost of shares redeemed	(608,437,132)	(180,637,820)
Net increase (decrease) in net assets resulting from share transactions	247,972,961	(494,830)
Redemption fees	185,986	15,249
Total increase (decrease) in net assets	303,958,283	100,290,266

Net Assets
Beginning of period	566,399,799	466,109,533
End of period (including accumulated net investment loss of $472,186 and accumulated net investment loss of $478,192, respectively)	$ 870,358,082	$ 566,399,799
Other Information Shares
Sold	14,989,950	3,704,946
Redeemed	(11,022,680)	(3,969,096)
Net increase (decrease)	3,967,270	(264,150)

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 55.32	$ 44.38	$ 25.53	$ 45.27	$ 51.02
Income from Investment Operations
Net investment income (loss) B	(.03)	(.25)	(.24)	(.18)	.11 E
Net realized and unrealized gain (loss)	5.96	11.19	19.09	(19.18)	(1.69)
Total from investment operations	5.93	10.94	18.85	(19.36)	(1.58)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	(.35)	(4.17)
Total distributions	-	-	-	(.38)	(4.17)
Redemption fees added to paid in capital B	.01	- H	- H	- H	- H
Net asset value, end of period	$ 61.26	$ 55.32	$ 44.38	$ 25.53	$ 45.27
Total Return A	10.74%	24.65%	73.83%	(43.05)%	(4.00)%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.89%	.96%	.94%	.92%
Expenses net of fee waivers, if any	.86%	.89%	.96%	.94%	.92%
Expenses net of all reductions	.84%	.88%	.96%	.94%	.91%
Net investment income (loss)	(.05)%	(.54)%	(.67)%	(.50)%	.22% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 870,358	$ 566,400	$ 466,110	$ 263,503	$ 540,497
Portfolio turnover rate D	86%	55%	50%	122%	113%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.38 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	0.23%	7.12%	9.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Edward Yoon, Portfolio Manager of Medical Equipment and Systems Portfolio: For the year, the fund returned 0.23%, trailing the 1.79% gain of its industry benchmark, the MSCI® U.S. IM Health Care Equipment & Supplies 25/50 Index, and the S&P 500®. Versus the industry benchmark, security selection in two out-of-index groups, life science tools/services and health care facilities, weighed on performance the most. Stocks picks in health care equipment - the dominant component of the MSCI index - also detracted. Conversely, my choices among health care supplies companies helped buoy returns. Looking at individual stocks, an average underweighting in Intuitive Surgical was the fund's biggest individual detractor because its shares were a standout amid the slow-growth for equipment stocks. For most of the period, the fund didn't own Intuitive, the maker of the da Vinci® robotic system for minimally invasive surgery, because I believed its shares were expensive and fully valued. Despite adding it to the fund in October, our underweighting and the stock's 56% gain hurt relative performance. Two other health care equipment stocks hurt: Integra LifeSciences Holdings, which suffered from operational issues, and Boston Scientific, whose stock struggled as investors became wary of the firm's potentially deteriorating end markets. Elsewhere, out-of-index stakes in genetic analysis technology developer Illumina and pharmacy benefit manager Express Scripts also weighed on performance. On the plus side, the fund benefited from my decision to underweight two health care equipment companies and index components: Medtronic, which makes cardiac devices, and Stryker, which produces orthopedic equipment. As a result of the slow economic recovery, both companies faced pricing pressure and weak demand, and both stocks lost value. The fund was helped by owning shares of SonoSite, which surged in December on the announcement that the ultrasound technology company would be acquired by FUJIFILM Holdings. Health care supplies firms Endologix, which develops treatments for aortic disorders, and Cooper Companies, which makes contact lenses, were both boosted by solid earnings, increased market share and strong product launches. I sold Endologix from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	14.2	14.4
Baxter International, Inc.	8.5	15.7
Boston Scientific Corp.	6.6	6.3
Stryker Corp.	6.1	1.4
The Cooper Companies, Inc.	3.9	4.3
C. R. Bard, Inc.	3.7	6.0
DENTSPLY International, Inc.	3.6	3.1
UnitedHealth Group, Inc.	3.1	0.0
Zimmer Holdings, Inc.	2.7	1.1
Intuitive Surgical, Inc.	2.1	0.0
	54.5
Top Industries (% of fund's net assets)
As of February 29, 2012
Health Care Equipment & Supplies	83.3%
Health Care Providers & Services	12.1%
Life Sciences Tools & Services	1.1%
Health Care Technology	0.9%
Biotechnology	0.1%
All Others*	2.5%

As of August 31, 2011
Health Care Equipment & Supplies	83.2%
Health Care Providers & Services	5.0%
Life Sciences Tools & Services	2.0%
Health Care Technology	1.4%
Pharmaceuticals	0.6%
All Others*	7.8%

* Includes short-term investments and net other assets.

Annual Report

Medical Equipment and Systems Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 83.3%
Health Care Equipment - 73.5%
ArthroCare Corp. (a)	350,000	$ 9,135,000
Atricure, Inc. (a)	400,000	4,080,000
Baxter International, Inc.	2,000,000	116,260,000
Boston Scientific Corp. (a)	14,500,000	90,190,000
C. R. Bard, Inc.	530,000	49,618,600
CareFusion Corp. (a)	800,000	20,648,000
China Kanghui Holdings sponsored ADR (a)(d)	460,000	8,542,200
Conceptus, Inc. (a)(d)	1,000,000	13,470,000
CONMED Corp.	300,000	8,952,000
Covidien PLC	3,700,000	193,324,998
Cyberonics, Inc. (a)	439,502	16,362,659
Edwards Lifesciences Corp. (a)	280,000	20,476,400
Exactech, Inc. (a)	354,776	5,637,391
Fisher & Paykel Healthcare Corp.	5,500,000	9,812,061
Genmark Diagnostics, Inc. (a)	1,000,061	4,160,254
HeartWare International, Inc. CDI (a)	5,500,000	11,205,535
Hill-Rom Holdings, Inc.	600,000	20,382,000
Hologic, Inc. (a)	600,000	12,438,000
Insulet Corp. (a)	1,050,000	20,706,000
Integra LifeSciences Holdings Corp. (a)	385,700	12,188,120
Intuitive Surgical, Inc. (a)	56,000	28,650,720
Ion Beam Applications SA	440,284	3,601,395
Mako Surgical Corp. (a)(d)	280,000	10,948,000
Masimo Corp. (a)	500,000	10,900,000
Medtronic, Inc.	500,000	19,060,000
NxStage Medical, Inc. (a)	700,000	14,000,000
Opto Circuits India Ltd.	1,000,000	5,546,732
Orthofix International NV (a)	355,000	13,919,550
Sirona Dental Systems, Inc. (a)	125,000	6,237,500
Sonova Holding AG Class B	100,000	11,162,688
St. Jude Medical, Inc.	500,000	21,060,000
Stryker Corp.	1,550,000	83,142,000
Tornier BV	800,000	18,800,000
Varian Medical Systems, Inc. (a)	400,000	26,100,000
Volcano Corp. (a)	800,000	22,424,000
Wright Medical Group, Inc. (a)	1,000,000	16,560,000
Zeltiq Aesthetics, Inc. (d)	371,600	4,117,328
Zimmer Holdings, Inc.	600,000	36,450,000
		1,000,269,131
Health Care Supplies - 9.8%
DENTSPLY International, Inc.	1,280,000	49,510,400
OraSure Technologies, Inc. (a)	1,000,000	10,030,000

	Shares	Value
The Cooper Companies, Inc.	660,000	$ 52,456,800
The Spectranetics Corp. (a)	1,200,000	9,312,000
Unilife Corp. (a)(d)	2,000,000	7,420,000
Vascular Solutions, Inc. (a)	400,000	4,196,000
		132,925,200
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,133,194,331
HEALTH CARE PROVIDERS & SERVICES - 12.1%
Health Care Distributors & Services - 0.5%
Amplifon SpA	1,299,400	6,262,978
Health Care Facilities - 0.8%
Hanger Orthopedic Group, Inc. (a)	300,000	6,207,000
LCA-Vision, Inc. (a)	600,000	5,172,000
		11,379,000
Health Care Services - 4.5%
Accretive Health, Inc. (a)	400,000	10,396,000
Express Scripts, Inc. (a)	350,000	18,665,500
Laboratory Corp. of America Holdings (a)	200,000	17,978,000
Quest Diagnostics, Inc.	250,000	14,512,500
		61,552,000
Managed Health Care - 6.3%
Health Net, Inc. (a)	500,000	18,870,000
UnitedHealth Group, Inc.	750,000	41,812,500
WellPoint, Inc.	378,417	24,835,508
		85,518,008
TOTAL HEALTH CARE PROVIDERS & SERVICES		164,711,986
HEALTH CARE TECHNOLOGY - 0.9%
Health Care Technology - 0.9%
athenahealth, Inc. (a)	150,000	10,600,500
Omnicell, Inc. (a)	152,867	2,280,776
		12,881,276
LIFE SCIENCES TOOLS & SERVICES - 1.1%
Life Sciences Tools & Services - 1.1%
Illumina, Inc. (a)	300,000	15,375,000
TOTAL COMMON STOCKS (Cost $1,160,738,374)		1,326,162,593
Convertible Preferred Stocks - 0.1%

BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Aria Diagnostics, Inc. (e) (Cost $2,000,001)	331,126	2,000,001
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	27,331,120	$ 27,331,120
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	19,681,400	19,681,400
TOTAL MONEY MARKET FUNDS (Cost $47,012,520)		47,012,520
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,209,750,895)		1,375,175,114
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(14,163,301)
NET ASSETS - 100%		$ 1,361,011,813
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,000,001 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aria Diagnostics, Inc.	11/30/11	$ 2,000,001
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 53,909
Fidelity Securities Lending Cash Central Fund	622,602
Total	$ 676,511
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
RTI Biologics, Inc.	8,644,046	-	12,105,313	-	-
Total	$ 8,644,046	$ -	$ 12,105,313	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,326,162,593	$ 1,326,162,593	$ -	$ -
Convertible Preferred Stocks	2,000,001	-	-	2,000,001
Money Market Funds	47,012,520	47,012,520	-	-
Total Investments in Securities:	$ 1,375,175,114	$ 1,373,175,113	$ -	$ 2,000,001
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	2,000,001
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,000,001
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.1%
Ireland	14.2%
Netherlands	1.4%
Curacao	1.0%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $19,004,350) - See accompanying schedule: Unaffiliated issuers (cost $1,162,738,375)	$ 1,328,162,594
Fidelity Central Funds (cost $47,012,520)	47,012,520
Total Investments (cost $1,209,750,895)		$ 1,375,175,114
Receivable for investments sold		26,967,608
Receivable for fund shares sold		1,140,686
Dividends receivable		8,992
Distributions receivable from Fidelity Central Funds		81,673
Prepaid expenses		3,071
Other receivables		9,340
Total assets		1,403,386,484

Liabilities
Payable for investments purchased	$ 19,999,379
Payable for fund shares redeemed	1,612,204
Accrued management fee	634,441
Other affiliated payables	301,418
Other payables and accrued expenses	145,829
Collateral on securities loaned, at value	19,681,400
Total liabilities		42,374,671

Net Assets		$ 1,361,011,813
Net Assets consist of:
Paid in capital		$ 1,179,475,192
Distributions in excess of net investment income		(477,658)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,701,742
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		165,312,537
Net Assets, for 48,569,286 shares outstanding		$ 1,361,011,813
Net Asset Value, offering price and redemption price per share ($1,361,011,813 ÷ 48,569,286 shares)		$ 28.02

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 11,574,188
Interest		15
Income from Fidelity Central Funds (including $622,602 from security lending)		676,511
Total income		12,250,714

Expenses
Management fee	$ 7,997,975
Transfer agent fees	3,454,559
Accounting and security lending fees	458,321
Custodian fees and expenses	36,150
Independent trustees' compensation	8,420
Registration fees	60,162
Audit	41,922
Legal	5,093
Miscellaneous	15,282
Total expenses before reductions	12,077,884
Expense reductions	(102,356)	11,975,528
Net investment income (loss)		275,186
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,675,432
Other affiliated issuers	(6,528,034)
Foreign currency transactions	(31,950)
Total net realized gain (loss)		99,115,448
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $110,782)	(120,777,703)
Assets and liabilities in foreign currencies	(900)
Total change in net unrealized appreciation (depreciation)		(120,778,603)
Net gain (loss)		(21,663,155)
Net increase (decrease) in net assets resulting from operations		$ (21,387,969)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 275,186	$ (593,777)
Net realized gain (loss)	99,115,448	77,949,187
Change in net unrealized appreciation (depreciation)	(120,778,603)	112,602,764
Net increase (decrease) in net assets resulting from operations	(21,387,969)	189,958,174
Distributions to shareholders from net investment income	(720,894)	-
Distributions to shareholders from net realized gain	(68,879,454)	-
Total distributions	(69,600,348)	-
Share transactions Proceeds from sales of shares	442,706,650	361,006,401
Reinvestment of distributions	66,786,926	-
Cost of shares redeemed	(465,899,006)	(520,647,143)
Net increase (decrease) in net assets resulting from share transactions	43,594,570	(159,640,742)
Redemption fees	63,013	34,269
Total increase (decrease) in net assets	(47,330,734)	30,351,701

Net Assets
Beginning of period	1,408,342,547	1,377,990,846
End of period (including distributions in excess of net investment income of $477,658 and undistributed net investment income of $0, respectively)	$ 1,361,011,813	$ 1,408,342,547
Other Information Shares
Sold	15,011,136	13,732,140
Issued in reinvestment of distributions	2,628,709	-
Redeemed	(16,731,272)	(20,685,442)
Net increase (decrease)	908,573	(6,953,302)

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 29.55	$ 25.23	$ 17.30	$ 24.41	$ 23.67
Income from Investment Operations
Net investment income (loss) B	.01	(.01) E	(.03)	.01	(.05)
Net realized and unrealized gain (loss)	(.10)	4.33	7.96	(6.35)	2.97
Total from investment operations	(.09)	4.32	7.93	(6.34)	2.92
Distributions from net investment income	(.02)	-	-	(.01)	-
Distributions from net realized gain	(1.43)	-	-	(.77)	(2.18)
Total distributions	(1.44) I	-	-	(.78)	(2.18)
Redemption fees added to paid in capital B	- H	- H	- H	.01	- H
Net asset value, end of period	$ 28.02	$ 29.55	$ 25.23	$ 17.30	$ 24.41
Total Return A	.23%	17.12%	45.84%	(26.81)%	12.57%
Ratios to Average Net Assets C,F
Expenses before reductions	.84%	.86%	.91%	.87%	.88%
Expenses net of fee waivers, if any	.84%	.86%	.91%	.87%	.88%
Expenses net of all reductions	.84%	.86%	.90%	.87%	.88%
Net investment income (loss)	.02%	(.04)% E	(.13)%	.06%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,361,012	$ 1,408,343	$ 1,377,991	$ 1,012,464	$ 1,169,861
Portfolio turnover rate D	120%	92%	83%	116%	129%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $1.44 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.426 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 Years
Pharmaceuticals Portfolio	14.34%	8.43%	6.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Andrew Oh, Portfolio Manager of Pharmaceuticals Portfolio: For the year ending February 29, 2012, the fund returned 14.34%, modestly outperforming the 14.18% gain of the S&P® Custom Pharmaceuticals Index, and decisively outperforming the broadly based S&P 500®. Versus the industry benchmark, the biggest contributors to relative performance were stock picking in pharmaceuticals and biotechnology, although much of the gain in the latter category was offset by the negative effect of a large overweighting in the group. The top individual contributor was Canada's Valeant Pharmaceuticals International, a global leader in the dermatology area that delivered strong earnings, solid organic (internal) growth and good execution on several acquisitions. Underweighting a number of underperforming benchmark components, including Britain's AstraZeneca, Switzerland's Novartis and Israel's Teva Pharmaceutical Industries helped. Each of these firms suffered from company-specific setbacks. Out-of-benchmark stakes in Biogen Idec and ARIAD Pharmaceuticals in the biotechnology industry also contributed. Biogen was buoyed by better-than-expected data for its new multiple sclerosis treatment, BG-12, while ARIAD got a boost from investor interest in the firm's next-generation drug for treating chronic myeloid leukemia. On the negative side, a non-benchmark investment in biotech firm InterMune was the biggest individual detractor, suffering from a surprise setback in Germany for its drug for treating idiopathic pulmonary fibrosis, Esbriet®. Underweighting large-cap pharma company and major index component Abbott Laboratories hurt when the firm's shares outperformed in the negative macro environment. In the same industry, overweighting France's Sanofi detracted, as the European debt crisis weighed heavily on the French market. Within the non-benchmark health care equipment, stakes in Boston Scientific and Covidien underperformed along with the entire industry. Stock picking in life science tools/services - another out-of-index group - and the fund's modest cash position also hurt. Some of the stocks I've discussed were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Sanofi sponsored ADR	7.3	7.3
Merck & Co., Inc.	6.5	5.7
GlaxoSmithKline PLC sponsored ADR	6.3	7.0
Pfizer, Inc.	4.5	4.8
Valeant Pharmaceuticals International, Inc. (Canada)	4.0	4.4
Novo Nordisk A/S Series B sponsored ADR	3.9	2.1
Teva Pharmaceutical Industries Ltd. sponsored ADR	3.4	2.6
Shire PLC sponsored ADR	3.1	3.7
Eli Lilly & Co.	2.9	4.0
Allergan, Inc.	2.8	3.2
	44.7
Top Industries (% of fund's net assets)
As of February 29, 2012
Pharmaceuticals	83.4%
Biotechnology	7.3%
Health Care Providers & Services	1.9%
Health Care Equipment & Supplies	1.7%
Life Sciences Tools & Services	0.8%
All Others*	4.9%

As of August 31, 2011
Pharmaceuticals	82.9%
Biotechnology	4.4%
Health Care Equipment & Supplies	3.0%
Health Care Providers & Services	1.4%
Health Care Technology	0.5%
All Others*	7.8%

* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
BIOTECHNOLOGY - 7.3%
Biotechnology - 7.3%
Acadia Pharmaceuticals, Inc. (a)	100,000	$ 167,000
Acorda Therapeutics, Inc. (a)	108,000	2,825,280
Actelion Ltd.	40,000	1,507,958
Aegerion Pharmaceuticals, Inc. (a)	10,000	167,300
Alexion Pharmaceuticals, Inc. (a)	43,072	3,606,419
Alnylam Pharmaceuticals, Inc. (a)	38,800	517,592
AMAG Pharmaceuticals, Inc. (a)	128,000	2,023,680
Amarin Corp. PLC ADR (a)(d)	80,000	620,000
Amicus Therapeutics, Inc. (a)	25,000	149,500
Amylin Pharmaceuticals, Inc. (a)	71,360	1,219,542
Ardea Biosciences, Inc. (a)	88,949	1,896,393
ARIAD Pharmaceuticals, Inc. (a)	232,500	3,334,050
Astex Pharmaceuticals, Inc. (a)	312,000	570,960
BioMarin Pharmaceutical, Inc. (a)	166,500	5,952,375
BioMimetic Therapeutics, Inc. (a)	221,500	460,720
Biovitrum AB (a)	10,000	29,016
Chelsea Therapeutics International Ltd. (a)(d)	125,000	461,250
Cubist Pharmaceuticals, Inc. (a)	69,000	2,957,340
Dendreon Corp. (a)	25,000	281,500
DUSA Pharmaceuticals, Inc. (a)	46,400	223,648
Human Genome Sciences, Inc. (a)	14,000	110,320
ImmunoGen, Inc. (a)	19,100	263,007
InterMune, Inc. (a)	109,390	1,468,014
Medivation, Inc. (a)	68,000	4,454,680
Momenta Pharmaceuticals, Inc. (a)	50,000	733,000
Neurocrine Biosciences, Inc. (a)	224,794	1,769,129
NPS Pharmaceuticals, Inc. (a)	120,000	818,400
ONYX Pharmaceuticals, Inc. (a)	78,800	3,019,616
OREXIGEN Therapeutics, Inc. (a)	16,896	66,232
Puma Biotechnology, Inc. (e)	133,333	499,999
Puma Biotechnology, Inc. warrants 10/17/21 (a)(e)	133,333	1
QLT, Inc. (a)	93,500	708,730
Spectrum Pharmaceuticals, Inc. (a)	40,000	567,600
Synageva BioPharma Corp. (a)	5,600	208,992
Theravance, Inc. (a)	119,900	2,242,130
Threshold Pharmaceuticals, Inc. (a)	70,000	363,300
United Therapeutics Corp. (a)	64,700	3,088,131
Vanda Pharmaceuticals, Inc. (a)	60,600	281,184
Vertex Pharmaceuticals, Inc. (a)	50,800	1,977,136
Vical, Inc. (a)	207,000	662,400
ZIOPHARM Oncology, Inc. (a)	55,000	270,050
		52,543,574
FOOD & STAPLES RETAILING - 0.1%
Drug Retail - 0.1%
Drogasil SA	80,000	778,829
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
Health Care Equipment - 1.4%
Cochlear Ltd.	16,000	1,048,795

	Shares	Value
Conceptus, Inc. (a)	185,000	$ 2,491,950
Covidien PLC	55,000	2,873,750
Genmark Diagnostics, Inc. (a)	45,500	189,280
Masimo Corp. (a)	80,000	1,744,000
Nakanishi, Inc.	2,200	210,812
Nobel Biocare Holding AG (Switzerland)	25,000	295,369
Wright Medical Group, Inc. (a)	82,000	1,357,920
		10,211,876
Health Care Supplies - 0.3%
The Cooper Companies, Inc.	23,000	1,828,040
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		12,039,916
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Health Care Services - 1.8%
Accretive Health, Inc. (a)	115,378	2,998,674
Catalyst Health Solutions, Inc. (a)	76,500	4,744,530
Gentiva Health Services, Inc. (a)	78,000	612,300
HMS Holdings Corp. (a)	30,000	966,600
Medco Health Solutions, Inc. (a)	52,000	3,514,680
		12,836,784
Managed Health Care - 0.1%
Molina Healthcare, Inc. (a)	28,300	961,068
TOTAL HEALTH CARE PROVIDERS & SERVICES		13,797,852
HEALTH CARE TECHNOLOGY - 0.6%
Health Care Technology - 0.6%
Omnicell, Inc. (a)	25,000	373,000
SXC Health Solutions Corp. (a)	51,000	3,645,986
		4,018,986
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
WebMD Health Corp. (a)	89,000	2,211,650
LIFE SCIENCES TOOLS & SERVICES - 0.8%
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (a)	113,400	5,811,750
Patheon, Inc. (a)	95,000	190,067
		6,001,817
PERSONAL PRODUCTS - 0.4%
Personal Products - 0.4%
Prestige Brands Holdings, Inc. (a)	121,892	2,011,218
Schiff Nutrition International, Inc. (a)	41,900	467,604
		2,478,822
PHARMACEUTICALS - 83.4%
Pharmaceuticals - 83.4%
Abbott Laboratories	344,590	19,507,240
Akorn, Inc. (a)	509,100	6,379,023
Alexza Pharmaceuticals, Inc. (a)	117,089	73,181
Allergan, Inc.	223,300	20,005,447
Almirall SA	45,000	384,273
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Astellas Pharma, Inc.	50,000	$ 2,054,247
AstraZeneca PLC sponsored ADR (d)	320,000	14,364,800
Auxilium Pharmaceuticals, Inc. (a)	164,700	3,254,472
Bristol-Myers Squibb Co.	596,910	19,202,595
Cadence Pharmaceuticals, Inc. (a)(d)	331,300	1,242,375
Cardiome Pharma Corp. (a)	297,400	663,202
Columbia Laboratories, Inc. (a)	100,000	66,000
DepoMed, Inc. (a)	342,300	2,153,067
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	128,400	4,314,240
Durect Corp. (a)	719,500	532,430
Elan Corp. PLC sponsored ADR (a)	1,244,400	15,555,000
Eli Lilly & Co.	529,200	20,765,808
Endo Pharmaceuticals Holdings, Inc. (a)	256,400	9,504,748
Endo Pharmaceuticals Holdings, Inc. rights (a)	9,000	0
Forest Laboratories, Inc. (a)	297,520	9,675,350
GlaxoSmithKline PLC sponsored ADR	1,013,400	44,903,754
Hi-Tech Pharmacal Co., Inc. (a)	54,000	2,155,680
Hospira, Inc. (a)	36,000	1,282,320
Impax Laboratories, Inc. (a)	180,500	4,214,675
Ista Pharmaceuticals, Inc. (a)	85,000	703,800
Jazz Pharmaceuticals PLC (a)	196,000	10,284,120
Johnson & Johnson	254,900	16,588,892
KV Pharmaceutical Co. Class A (a)(d)	564,400	784,516
MAP Pharmaceuticals, Inc. (a)	27,112	435,148
Meda AB (A Shares)	140,000	1,322,342
Medicis Pharmaceutical Corp. Class A	209,200	7,309,448
Merck & Co., Inc.	1,219,036	46,530,604
Mylan, Inc. (a)	510,200	11,959,088
Nektar Therapeutics (a)(d)	385,500	2,764,035
Novartis AG sponsored ADR	356,598	19,438,157
Novo Nordisk A/S Series B sponsored ADR	196,500	27,574,845
Obagi Medical Products, Inc. (a)	109,360	1,241,236
Ono Pharmaceutical Co. Ltd.	5,000	273,080
Optimer Pharmaceuticals, Inc. (a)(d)	293,000	3,747,470
Pain Therapeutics, Inc. (a)	256,721	942,166
Paladin Labs, Inc. (a)	107,600	4,578,423
Par Pharmaceutical Companies, Inc. (a)	112,400	4,171,164
Perrigo Co.	126,400	13,026,784
Pfizer, Inc.	1,514,488	31,955,697
Pozen, Inc. (a)(d)	177,200	772,592
Questcor Pharmaceuticals, Inc. (a)(d)	174,800	6,799,720
Roche Holding AG (participation certificate)	39,004	6,789,489
Sagent Pharmaceuticals, Inc.	20,700	448,983
Salix Pharmaceuticals Ltd. (a)	205,500	10,135,260
Sanofi sponsored ADR (d)	1,408,022	52,139,053
Santarus, Inc. (a)	266,500	1,204,580
Shire PLC sponsored ADR	213,000	22,290,450

	Shares	Value
Sucampo Pharmaceuticals, Inc. Class A (a)	10,971	$ 80,088
Teva Pharmaceutical Industries Ltd. sponsored ADR	548,289	24,568,830
The Medicines Company (a)	168,500	3,610,955
UCB SA	27,000	1,090,233
Valeant Pharmaceuticals International, Inc. (Canada) (a)(d)	539,927	28,626,251
Vectura Group PLC (a)	305,000	278,987
Virbac SA	11,467	1,701,020
ViroPharma, Inc. (a)	339,100	10,871,546
Vivus, Inc. (a)(d)	243,800	5,485,500
Warner Chilcott PLC (a)	100,000	1,673,000
Watson Pharmaceuticals, Inc. (a)	172,800	10,077,696
XenoPort, Inc. (a)	210,000	840,000
		597,369,175
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
Qualicorp SA	50,000	436,694
TOTAL COMMON STOCKS (Cost $569,600,132)		691,677,315
Convertible Preferred Stocks - 0.0%

PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Agios Pharmaceuticals, Inc. Series C (e) (Cost $250,054)	50,916	250,054
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 0.12% (b)	8,835,295	8,835,295
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	36,696,237	36,696,237
TOTAL MONEY MARKET FUNDS (Cost $45,531,532)		45,531,532
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $615,381,718)		737,458,901
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(21,576,543)
NET ASSETS - 100%		$ 715,882,358
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $750,054 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 250,054
Puma Biotechnology, Inc.	10/4/11	$ 499,997
Puma Biotechnology, Inc. warrants 10/17/21	10/4/11	$ 1
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 28,246
Fidelity Securities Lending Cash Central Fund	358,038
Total	$ 386,284
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 691,677,315	$ 691,177,315	$ -	$ 500,000
Convertible Preferred Stocks	250,054	-	-	250,054
Money Market Funds	45,531,532	45,531,532	-	-
Total Investments in Securities:	$ 737,458,901	$ 736,708,847	$ -	$ 750,054
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2
Cost of Purchases	750,052
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 750,054
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ 2

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	58.6%
United Kingdom	8.4%
France	7.5%
Canada	5.3%
Ireland	4.2%
Denmark	3.9%
Switzerland	3.8%
Israel	3.4%
Bailiwick of Jersey	3.1%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $36,019,973) - See accompanying schedule: Unaffiliated issuers (cost $569,850,186)	$ 691,927,369
Fidelity Central Funds (cost $45,531,532)	45,531,532
Total Investments (cost $615,381,718)		$ 737,458,901
Receivable for investments sold		23,570,591
Receivable for fund shares sold		2,019,485
Dividends receivable		3,110,823
Distributions receivable from Fidelity Central Funds		16,700
Prepaid expenses		1,425
Other receivables		3,069
Total assets		766,180,994

Liabilities
Payable for investments purchased	$ 10,077,373
Payable for fund shares redeemed	2,989,110
Accrued management fee	333,923
Other affiliated payables	169,496
Other payables and accrued expenses	32,497
Collateral on securities loaned, at value	36,696,237
Total liabilities		50,298,636

Net Assets		$ 715,882,358
Net Assets consist of:
Paid in capital		$ 594,753,891
Undistributed net investment income		2,289,300
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,234,969)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		122,074,136
Net Assets, for 50,717,992 shares outstanding		$ 715,882,358
Net Asset Value, offering price and redemption price per share ($715,882,358 ÷ 50,717,992 shares)		$ 14.11

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 11,114,782
Interest		17
Income from Fidelity Central Funds (including $358,038 from security lending)		386,284
Total income		11,501,083

Expenses
Management fee	$ 3,222,283
Transfer agent fees	1,499,636
Accounting and security lending fees	226,569
Custodian fees and expenses	27,066
Independent trustees' compensation	3,284
Registration fees	66,678
Audit	44,410
Legal	2,068
Interest	109
Miscellaneous	4,531
Total expenses before reductions	5,096,634
Expense reductions	(20,054)	5,076,580
Net investment income (loss)		6,424,503
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,584,307
Foreign currency transactions	6,916
Total net realized gain (loss)		4,591,223
Change in net unrealized appreciation (depreciation) on: Investment securities	55,850,630
Assets and liabilities in foreign currencies	(3,163)
Total change in net unrealized appreciation (depreciation)		55,847,467
Net gain (loss)		60,438,690
Net increase (decrease) in net assets resulting from operations		$ 66,863,193

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,424,503	$ 4,363,957
Net realized gain (loss)	4,591,223	10,600,603
Change in net unrealized appreciation (depreciation)	55,847,467	43,943,660
Net increase (decrease) in net assets resulting from operations	66,863,193	58,908,220
Distributions to shareholders from net investment income	(4,623,019)	(3,701,597)
Distributions to shareholders from net realized gain	(11,091,469)	(5,275,707)
Total distributions	(15,714,488)	(8,977,304)
Share transactions Proceeds from sales of shares	525,622,548	216,246,069
Reinvestment of distributions	15,307,379	8,779,250
Cost of shares redeemed	(267,283,200)	(119,489,514)
Net increase (decrease) in net assets resulting from share transactions	273,646,727	105,535,805
Redemption fees	66,684	18,860
Total increase (decrease) in net assets	324,862,116	155,485,581

Net Assets
Beginning of period	391,020,242	235,534,661
End of period (including undistributed net investment income of $2,289,300 and undistributed net investment income of $1,076,615, respectively)	$ 715,882,358	$ 391,020,242
Other Information Shares
Sold	39,011,957	18,524,027
Issued in reinvestment of distributions	1,159,149	729,723
Redeemed	(20,142,513)	(10,110,998)
Net increase (decrease)	20,028,593	9,142,752

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.74	$ 10.93	$ 7.60	$ 10.52	$ 10.88
Income from Investment Operations
Net investment income (loss) B	.15	.17	.14	.18	.10
Net realized and unrealized gain (loss)	1.64	1.96	3.35	(2.91)	.13
Total from investment operations	1.79	2.13	3.49	(2.73)	.23
Distributions from net investment income	(.11)	(.13)	(.16)	(.13)	(.11)
Distributions from net realized gain	(.31)	(.19)	-	(.06)	(.48)
Total distributions	(.42)	(.32)	(.16)	(.19)	(.59)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 14.11	$ 12.74	$ 10.93	$ 7.60	$ 10.52
Total Return A	14.34%	19.68%	46.05%	(26.23)%	1.64%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.94%	1.01%	1.00%	.95%
Expenses net of fee waivers, if any	.89%	.94%	1.01%	1.00%	.95%
Expenses net of all reductions	.88%	.94%	1.00%	.99%	.95%
Net investment income (loss)	1.12%	1.42%	1.49%	1.89%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 715,882	$ 391,020	$ 235,535	$ 142,011	$ 167,330
Portfolio turnover rate D	73%	102%	221%	240%	119%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Medical Equipment and Systems Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$ 1,723,049,074	$ 347,461,046	$ (145,149,389)	$ 202,311,657
Health Care Portfolio	1,836,910,209	420,917,258	(47,392,250)	373,525,008
Medical Delivery Portfolio	712,901,983	207,971,664	(15,848,303)	192,123,361
Medical Equipment and Systems Portfolio	1,219,068,433	195,324,274	(39,217,593)	156,106,681
Pharmaceuticals Portfolio	620,343,115	137,297,675	(20,181,889)	117,115,786

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$ -	$ -	$ 94,929,100	$ -	$ 202,311,657
Health Care Portfolio	-	-	57,595,192	-	373,522,875
Medical Delivery Portfolio	-	-	-	(20,373,659)	192,126,600
Medical Equipment and Systems Portfolio	-	-	25,908,498	-	156,105,781
Pharmaceuticals Portfolio	-	2,289,300	1,726,428	-	117,112,739

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
	2018	Total capital loss carryfoward
Medical Delivery Portfolio	$ (20,373,659)	$ (20,373,659)

The tax character of distributions paid was as follows:

February 29, 2012
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ -	$ 1,786,490	$ 1,786,490
Health Care Portfolio	-	176,290,692	176,290,692
Medical Equipment and Systems Portfolio	720,894	68,879,454	69,600,348
Pharmaceuticals Portfolio	8,103,586	7,610,902	15,714,488
February 28, 2011
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 2,484,311	$ -	$ 2,484,311
Pharmaceuticals Portfolio	5,175,036	3,802,268	8,977,304

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	1,734,189,757	1,347,822,388
Health Care Portfolio	2,682,838,974	2,647,871,780
Medical Delivery Portfolio	883,980,676	646,012,136
Medical Equipment and Systems Portfolio	1,675,231,017	1,692,987,636
Pharmaceuticals Portfolio	654,764,823	410,131,887

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.22%
Health Care Portfolio	.20%
Medical Delivery Portfolio	.24%
Medical Equipment and Systems Portfolio	.24%
Pharmaceuticals Portfolio	.26%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 29,566
Health Care Portfolio	33,066
Medical Delivery Portfolio	20,180
Medical Equipment and Systems Portfolio	25,011
Pharmaceuticals Portfolio	15,717

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 8,001,913.36%		$ 1,825
Health Care Portfolio	Borrower	12,485,857.33%		798
Medical Delivery Portfolio	Borrower	6,428,484.36%		1,991
Pharmaceuticals Portfolio	Borrower	5,435,000.36%		109

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$ 3,405
Health Care Portfolio	6,017
Medical Delivery Portfolio	2,034
Medical Equipment and Systems Portfolio	4,214
Pharmaceuticals Portfolio	1,521

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Biotechnology Portfolio	$ 267,694	$ 1,110,365
Health Care Portfolio	3,903	777,724
Medical Delivery Portfolio	250,780	3,033,033
Medical Equipment and Systems Portfolio	46,202	926,288
Pharmaceuticals Portfolio	1,336	695,490

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Medical Delivery Portfolio	$18,364,750.60%		$ 1,228

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$ 41,171	$ -
Health Care Portfolio	146,514	194
Medical Delivery Portfolio	124,622	-
Medical Equipment and Systems Portfolio	102,235	121
Pharmaceuticals Portfolio	20,019	35

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisors U.S Opportunity Fund was the owner of record of approximately 12% of the total outstanding shares of Pharmaceutical Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care Portfolio	04/16/12	04/13/12	$0.000	$3.543
Biotechnology Portfolio	04/16/12	04/13/12	$0.000	$5.350
Pharmaceuticals Portfolio	04/16/12	04/13/12	$0.045	$0.035
Medical Equipment and Systems Portfolio	04/16/12	04/13/12	$0.000	$0.544
Medical Delivery Portfolio	04/16/12	04/13/12	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Portfolio	$267,906,630
Biotechnology Portfolio	$96,715,590
Pharmaceuticals Portfolio	$6,131,730
Medical Equipment and Systems Portfolio	$101,179,049

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Pharmaceuticals Portfolio	6%	100%
Medical Equipment and Systems Portfolio	0%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2011	December 2011
Pharmaceuticals Portfolio	7%	100%
Medical Equipment and Systems Portfolio	0%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELHC-UANNPRO-0412
1.910421.102

Fidelity®

Select Portfolios®

Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Air Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Defense and Aerospace Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Environment and Alternative Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrial Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrials Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

Annual Report

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Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Air Transportation Portfolio	.96%
Actual		$ 1,000.00	$ 1,164.90	$ 5.17
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.82
Defense and Aerospace Portfolio	.85%
Actual		$ 1,000.00	$ 1,174.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Environment and Alternative Energy Portfolio	.98%
Actual		$ 1,000.00	$ 1,024.50	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,019.99	$ 4.92
Industrial Equipment Portfolio	.83%
Actual		$ 1,000.00	$ 1,201.90	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17
Industrials Portfolio	.86%
Actual		$ 1,000.00	$ 1,173.80	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.32
Transportation Portfolio	.89%
Actual		$ 1,000.00	$ 1,122.30	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.44	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	2.01%	1.35%	5.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Sean Gavin, Co-Portfolio Manager of Air Transportation Portfolio: For the year, the fund returned 2.01%, handily beating the -3.07% return of the S&P® Custom Air Transportation Index but lagging the S&P 500®. Versus the air transportation index, stock selection in the aerospace and defense group provided the biggest boost. There, a number of pure-play aerospace positions benefited from robust orders for new planes from both developed and emerging nations. On the other hand, I generally underweighted companies with mixed aerospace and defense exposure, as I believed the winding down of the war in Afghanistan and uncertainty about defense spending made those stocks less attractive. Secondarily, stock picking in airlines was helpful. Within this group, I continued to pursue the strategy of underweighting the U.S. legacy carriers with higher costs and less-compelling growth prospects, and investing in higher-growth international airlines. At the stock level, not owning AMR for most of the period proved timely, as the parent company of American Airlines declared bankruptcy in November. Also providing a major performance boost was aerospace components supplier Goodrich, the fund's second-biggest contributor on a relative basis and by far its largest contributor in absolute terms. The stock surged in September after the company received a lucrative takeover bid from United Technologies, and soon thereafter I liquidated the position to lock in profits. Timely ownership of Canada's Bombardier, a manufacturer of regional jets and rail equipment, also aided our results, as did overweighting Precision Castparts, which enjoyed robust demand for its metal castings as a result of the favorable new-aircraft cycle. Lastly, the fund's relative performance was lifted by an out-of-benchmark position in Copa Holdings, a Panama-based airline with a near-monopoly on many of its routes and an active hub in Panama City. Conversely, the fund's foreign holdings detracted overall, due in part to a generally stronger U.S. dollar. Versus the air transportation index, the two largest detractors were overweighted positions in airlines: Delta Air Lines and United Continental Holdings. Although I thought these two companies had some of the best growth prospects among U.S. legacy carriers, the shares performed poorly during the period due to relatively high fuel costs and concerns about global economic growth. A non-index stake in Swiss air freight/logistics provider Panalpina Welttransport also weighed on fund performance. I sold the stock in November.

Note to shareholders: Matthew Moulis became Co-Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	14.6	9.8
Rockwell Collins, Inc.	7.8	6.9
Textron, Inc.	7.6	4.5
FedEx Corp.	6.9	1.8
The Boeing Co.	5.0	2.4
Ryanair Holdings PLC sponsored ADR	4.9	4.3
Precision Castparts Corp.	4.6	6.9
Southwest Airlines Co.	4.4	4.0
Delta Air Lines, Inc.	4.0	3.8
UTI Worldwide, Inc.	3.8	3.4
	63.6
Top Industries (% of fund's net assets)
As of February 29, 2012
Aerospace & Defense	34.9%
Air Freight & Logistics	31.7%
Airlines	27.5%
Transportation Infrastructure	1.3%
Road & Rail	1.0%
All Others*	3.6%

As of August 31, 2011
Aerospace & Defense	34.5%
Air Freight & Logistics	31.0%
Airlines	25.0%
Marine	3.6%
Metals & Mining	2.1%
All Others*	3.8%

* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
AEROSPACE & DEFENSE - 34.9%
Aerospace & Defense - 34.9%
Bombardier, Inc. Class B (sub. vtg.)	130,600	$ 626,838
Embraer SA sponsored ADR	32,800	985,968
Esterline Technologies Corp. (a)	35,700	2,318,715
Meggitt PLC	59,845	367,858
Precision Castparts Corp.	19,900	3,331,857
Rockwell Collins, Inc.	96,000	5,691,840
Textron, Inc.	201,100	5,532,261
The Boeing Co.	48,800	3,657,560
TransDigm Group, Inc. (a)	4,000	475,160
United Technologies Corp.	28,200	2,365,134
		25,353,191
AIR FREIGHT & LOGISTICS - 31.7%
Air Freight & Logistics - 31.7%
Air Transport Services Group, Inc. (a)	66,200	359,466
C.H. Robinson Worldwide, Inc.	37,500	2,481,375
Expeditors International of Washington, Inc.	34,700	1,513,961
FedEx Corp.	56,100	5,048,439
Pacer International, Inc. (a)	46,800	258,336
United Parcel Service, Inc. Class B	137,500	10,572,373
UTI Worldwide, Inc.	172,900	2,790,606
		23,024,556
AIRLINES - 27.5%
Airlines - 27.5%
Alaska Air Group, Inc. (a)	27,700	1,899,389
Allegiant Travel Co. (a)	19,500	974,610
Copa Holdings SA Class A	18,900	1,352,673
Dart Group PLC	441,486	512,691
Delta Air Lines, Inc. (a)	295,102	2,894,951
JetBlue Airways Corp. (a)(d)	149,800	763,980
Ryanair Holdings PLC sponsored ADR (a)	106,500	3,569,880
SkyWest, Inc.	30,000	342,600
Southwest Airlines Co.	352,900	3,169,042
United Continental Holdings, Inc. (a)	128,985	2,663,540
US Airways Group, Inc. (a)(d)	128,000	948,480
WestJet Airlines Ltd.	64,000	900,844
		19,992,680

	Shares	Value
MACHINERY - 0.4%
Construction & Farm Machinery & Heavy Trucks - 0.4%
ASL Marine Holdings Ltd.	562,000	$ 256,139
MEDIA - 0.2%
Movies & Entertainment - 0.2%
Advanced Inflight Alliance AG	26,100	143,950
ROAD & RAIL - 1.0%
Trucking - 1.0%
Tegma Gestao Logistica SA	40,200	744,336
TRANSPORTATION INFRASTRUCTURE - 1.3%
Airport Services - 1.3%
Wesco Aircraft Holdings, Inc. (a)	65,100	957,621
TOTAL COMMON STOCKS (Cost $57,963,157)		70,472,473
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 0.12% (b)	2,352,459	2,352,459
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	457,200	457,200
TOTAL MONEY MARKET FUNDS (Cost $2,809,659)		2,809,659
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $60,772,816)	73,282,132
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(629,729)
NET ASSETS - 100%	$ 72,652,403
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,485
Fidelity Securities Lending Cash Central Fund	3,209
Total	$ 4,694
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.1%
Ireland	4.9%
British Virgin Islands	3.8%
Brazil	2.4%
Canada	2.1%
Panama	1.9%
United Kingdom	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $434,460) - See accompanying schedule: Unaffiliated issuers (cost $57,963,157)	$ 70,472,473
Fidelity Central Funds (cost $2,809,659)	2,809,659
Total Investments (cost $60,772,816)		$ 73,282,132
Receivable for fund shares sold		88,659
Dividends receivable		150,386
Distributions receivable from Fidelity Central Funds		353
Prepaid expenses		68
Other receivables		200
Total assets		73,521,798

Liabilities
Payable for fund shares redeemed	$ 333,491
Accrued management fee	33,888
Other affiliated payables	15,859
Other payables and accrued expenses	28,957
Collateral on securities loaned, at value	457,200
Total liabilities		869,395

Net Assets		$ 72,652,403
Net Assets consist of:
Paid in capital		$ 60,877,030
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(733,943)
Net unrealized appreciation (depreciation) on investments		12,509,316
Net Assets, for 1,905,948 shares outstanding		$ 72,652,403
Net Asset Value, offering price and redemption price per share ($72,652,403 ÷ 1,905,948 shares)		$ 38.12

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 783,334
Income from Fidelity Central Funds (including $3,209 from security lending)		4,694
Total income		788,028

Expenses
Management fee	$ 409,912
Transfer agent fees	188,348
Accounting and security lending fees	29,088
Custodian fees and expenses	12,838
Independent trustees' compensation	454
Registration fees	24,320
Audit	37,937
Legal	318
Miscellaneous	935
Total expenses before reductions	704,150
Expense reductions	(6,187)	697,963
Net investment income (loss)		90,065
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,312,541
Foreign currency transactions	(34,117)
Total net realized gain (loss)		5,278,424
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,835,908)
Assets and liabilities in foreign currencies	(331)
Total change in net unrealized appreciation (depreciation)		(6,836,239)
Net gain (loss)		(1,557,815)
Net increase (decrease) in net assets resulting from operations		$ (1,467,750)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,065	$ 622,749
Net realized gain (loss)	5,278,424	22,107,004
Change in net unrealized appreciation (depreciation)	(6,836,239)	2,425,692
Net increase (decrease) in net assets resulting from operations	(1,467,750)	25,155,445
Distributions to shareholders from net investment income	(110,454)	(504,999)
Distributions to shareholders from net realized gain	(10,568,849)	-
Total distributions	(10,679,303)	(504,999)
Share transactions Proceeds from sales of shares	45,337,897	184,422,953
Reinvestment of distributions	9,888,534	483,612
Cost of shares redeemed	(83,900,972)	(190,540,995)
Net increase (decrease) in net assets resulting from share transactions	(28,674,541)	(5,634,430)
Redemption fees	3,029	29,822
Total increase (decrease) in net assets	(40,818,565)	19,045,838

Net Assets
Beginning of period	113,470,968	94,425,130
End of period (including undistributed net investment income of $0 and undistributed net investment income of $103,843, respectively)	$ 72,652,403	$ 113,470,968
Other Information Shares
Sold	1,190,480	4,744,519
Issued in reinvestment of distributions	264,574	11,392
Redeemed	(2,184,942)	(4,793,224)
Net increase (decrease)	(729,888)	(37,313)

Financial Highlights

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 43.05	$ 35.32	$ 17.35	$ 37.47	$ 50.74
Income from Investment Operations
Net investment income (loss) B	.05	.17 E	(.07)	(.10)	(.04) F
Net realized and unrealized gain (loss)	.46 G	7.68	18.04	(17.05)	(7.61)
Total from investment operations	.51	7.85	17.97	(17.15)	(7.65)
Distributions from net investment income	(.05)	(.13)	-	-	-
Distributions from net realized gain	(5.39)	-	-	(2.99)	(5.63)
Total distributions	(5.44)	(.13)	-	(2.99)	(5.63)
Redemption fees added to paid in capital B	- J	.01	- J	.02	.01
Net asset value, end of period	$ 38.12	$ 43.05	$ 35.32	$ 17.35	$ 37.47
Total Return A	2.01%	22.26%	103.57%	(49.44)%	(16.72)%
Ratios to Average Net Assets C, H
Expenses before reductions	.96%	.92%	1.05%	1.08%	1.01%
Expenses net of fee waivers, if any	.96%	.92%	1.05%	1.08%	1.01%
Expenses net of all reductions	.95%	.91%	1.01%	1.07%	1.01%
Net investment income (loss)	.12%	.43% E	(.28)%	(.37)%	(.08)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,652	$ 113,471	$ 94,425	$ 34,911	$ 46,943
Portfolio turnover rate D	102%	161%	165%	66%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..14%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	10.87%	4.17%	9.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from John Sheehy, Co-Portfolio Manager of Defense and Aerospace Portfolio: During the past year, the fund returned 10.87%, handily outperforming the 5.24% return of the MSCI® U.S. IM Aerospace & Defense 25/50 Index and also topping the broadly based S&P 500® Index. Versus the MSCI index, performance was bolstered by favorable stock picking in the fund's primary investment category of defense and aerospace. In particular, my continued heavy emphasis on commercial aerospace firms and lighter-than-benchmark weighting in defense companies was beneficial. One standout was aerospace components supplier Goodrich, the fund's top contributor in both relative and absolute terms. The stock surged in September after the company received a lucrative takeover bid from United Technologies, and I sold Goodrich soon thereafter to lock in profits. The shares of another aerospace components firm, TransDigm Group, were lifted by brisk aftermarket demand for its parts and synergies associated with a recent acquisition. Precision Castparts also bolstered our results, enjoying robust demand for its metal castings, mainly for new aircraft. Healthy aircraft orders also benefited our out-of-index position in Carpenter Technology, a maker of high-performance, nickel-based alloys. Not owning commercial satellite imagery provider and benchmark component GeoEye helped as well. Conversely, the fund's performance suffered because of its stake in DigitalGlobe, a competitor of GeoEye in the commercial satellite field. Concern about potential cuts in government spending hurt both stocks. Underweighting and ultimately selling Triumph Group, a supplier of components to the aerospace industry, worked against fund performance, as the stock posted a strong double-digit gain. I preferred other firms in this group based on product mix and relative valuation metrics. Overweighting Esterline Technologies, a producer of mission-critical, engineered products and systems for the aerospace and defense industries, also curbed our results. A delay on some international defense work caused the company to issue an outlook for fiscal 2011 and fiscal 2012 that disappointed investors. Underweighting defense contractor and large benchmark constituent Lockheed Martin also detracted.

Note to shareholders: Douglas Scott became Co-Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	22.7	20.3
The Boeing Co.	13.4	13.8
Precision Castparts Corp.	6.5	7.4
Honeywell International, Inc.	6.1	5.0
Raytheon Co.	5.0	4.8
Rockwell Collins, Inc.	5.0	4.9
Textron, Inc.	4.6	3.7
TransDigm Group, Inc.	3.9	3.3
Esterline Technologies Corp.	3.6	4.4
HEICO Corp.	2.2	1.4
	73.0
Top Industries (% of fund's net assets)
As of February 29, 2012
Aerospace & Defense	89.4%
Metals & Mining	2.4%
Trading Companies & Distributors	2.1%
Electrical Equipment	0.9%
Electronic Equipment & Components	0.9%
All Others*	4.3%

As of August 31, 2011
Aerospace & Defense	91.3%
Metals & Mining	2.2%
Household Durables	1.3%
Trading Companies & Distributors	1.1%
Electrical Equipment	1.0%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
AEROSPACE & DEFENSE - 89.4%
Aerospace & Defense - 89.4%
Alliant Techsystems, Inc.	162,469	$ 9,748,140
BE Aerospace, Inc. (a)	156,269	7,163,371
DigitalGlobe, Inc. (a)	389,945	5,997,354
Embraer SA sponsored ADR	442,300	13,295,538
Esterline Technologies Corp. (a)	381,506	24,778,815
General Dynamics Corp.	64,230	4,703,563
HEICO Corp. (d)	277,472	15,172,169
Honeywell International, Inc.	703,308	41,896,058
Lockheed Martin Corp.	121,983	10,784,517
Meggitt PLC	1,146,400	7,046,750
Moog, Inc. Class A (a)	328,931	14,443,360
MTU Aero Engines Holdings AG	85,012	6,474,673
Orbital Sciences Corp. (a)	759,484	10,670,750
Precision Castparts Corp.	264,837	44,341,659
Raytheon Co.	670,410	33,869,113
Rockwell Collins, Inc.	570,605	33,831,170
Rolls-Royce Group PLC	565,800	7,326,608
SIFCO Industries, Inc.	82,763	1,604,775
Teledyne Technologies, Inc. (a)	207,031	12,339,048
Textron, Inc.	1,132,166	31,145,887
The Boeing Co.	1,216,217	91,155,464
TransDigm Group, Inc. (a)	223,933	26,601,001
United Technologies Corp.	1,844,578	154,704,756
		609,094,539
ELECTRICAL EQUIPMENT - 0.9%
Electrical Components & Equipment - 0.9%
AMETEK, Inc.	129,343	6,156,727
ELECTRONIC EQUIPMENT & COMPONENTS - 0.9%
Electronic Equipment & Instruments - 0.6%
FLIR Systems, Inc.	167,000	4,370,390
Electronic Manufacturing Services - 0.3%
Mercury Computer Systems, Inc. (a)	118,566	1,703,793
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		6,074,183
HOUSEHOLD DURABLES - 0.4%
Household Appliances - 0.4%
iRobot Corp. (a)(d)	119,106	3,039,585
METALS & MINING - 2.4%
Diversified Metals & Mining - 0.6%
RTI International Metals, Inc. (a)	175,821	3,963,005

	Shares	Value
Steel - 1.8%
Allegheny Technologies, Inc.	60,300	$ 2,645,361
Carpenter Technology Corp.	53,600	2,749,680
Haynes International, Inc.	108,689	6,878,927
		12,273,968
TOTAL METALS & MINING		16,236,973
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Trading Companies & Distributors - 2.1%
AerCap Holdings NV (a)	560,207	7,327,508
Air Lease Corp. Class A (d)	271,700	6,681,103
		14,008,611
TRANSPORTATION INFRASTRUCTURE - 0.9%
Airport Services - 0.9%
Wesco Aircraft Holdings, Inc. (a)	408,816	6,013,683
TOTAL COMMON STOCKS (Cost $572,904,470)		660,624,301
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.12% (b)	20,938,755	20,938,755
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	20,894,186	20,894,186
TOTAL MONEY MARKET FUNDS (Cost $41,832,941)		41,832,941
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $614,737,411)	702,457,242
NET OTHER ASSETS (LIABILITIES) - (3.1)%	(21,302,894)
NET ASSETS - 100%	$ 681,154,348
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,653
Fidelity Securities Lending Cash Central Fund	51,268
Total	$ 63,921
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $20,136,430) - See accompanying schedule: Unaffiliated issuers (cost $572,904,470)	$ 660,624,301
Fidelity Central Funds (cost $41,832,941)	41,832,941
Total Investments (cost $614,737,411)		$ 702,457,242
Receivable for fund shares sold		552,614
Dividends receivable		1,975,749
Distributions receivable from Fidelity Central Funds		4,698
Prepaid expenses		1,263
Other receivables		3,205
Total assets		704,994,771

Liabilities
Payable for investments purchased	$ 1,375,536
Payable for fund shares redeemed	1,070,665
Accrued management fee	315,906
Other affiliated payables	153,144
Other payables and accrued expenses	30,986
Collateral on securities loaned, at value	20,894,186
Total liabilities		23,840,423

Net Assets		$ 681,154,348
Net Assets consist of:
Paid in capital		$ 595,877,555
Undistributed net investment income		1,041,863
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,484,901)
Net unrealized appreciation (depreciation) on investments		87,719,831
Net Assets, for 7,918,408 shares outstanding		$ 681,154,348
Net Asset Value, offering price and redemption price per share ($681,154,348 ÷ 7,918,408 shares)		$ 86.02

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 10,237,049
Income from Fidelity Central Funds (including $51,268 from security lending)		63,921
Total income		10,300,970

Expenses
Management fee	$ 3,645,073
Transfer agent fees	1,617,476
Accounting and security lending fees	240,183
Custodian fees and expenses	14,292
Independent trustees' compensation	3,862
Registration fees	33,479
Audit	37,987
Legal	2,229
Interest	375
Miscellaneous	7,043
Total expenses before reductions	5,601,999
Expense reductions	(17,052)	5,584,947
Net investment income (loss)		4,716,023
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,258,241
Foreign currency transactions	3,498
Total net realized gain (loss)		81,261,739
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,579,228)
Assets and liabilities in foreign currencies	(3,824)
Total change in net unrealized appreciation (depreciation)		(23,583,052)
Net gain (loss)		57,678,687
Net increase (decrease) in net assets resulting from operations		$ 62,394,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,716,023	$ 3,977,281
Net realized gain (loss)	81,261,739	64,421,344
Change in net unrealized appreciation (depreciation)	(23,583,052)	79,604,577
Net increase (decrease) in net assets resulting from operations	62,394,710	148,003,202
Distributions to shareholders from net investment income	(4,239,094)	(3,876,538)
Distributions to shareholders from net realized gain	(953,357)	-
Total distributions	(5,192,451)	(3,876,538)
Share transactions Proceeds from sales of shares	165,263,521	145,067,549
Reinvestment of distributions	5,004,209	3,705,662
Cost of shares redeemed	(224,292,010)	(224,052,034)
Net increase (decrease) in net assets resulting from share transactions	(54,024,280)	(75,278,823)
Redemption fees	15,836	17,537
Total increase (decrease) in net assets	3,193,815	68,865,378

Net Assets
Beginning of period	677,960,533	609,095,155
End of period (including undistributed net investment income of $1,041,863 and undistributed net investment income of $1,011,940, respectively)	$ 681,154,348	$ 677,960,533
Other Information Shares
Sold	2,079,372	2,092,104
Issued in reinvestment of distributions	64,501	51,626
Redeemed	(2,893,816)	(3,291,382)
Net increase (decrease)	(749,943)	(1,147,652)

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 78.21	$ 62.05	$ 38.96	$ 79.93	$ 84.46
Income from Investment Operations
Net investment income (loss) B	.56	.42	.73 E	.58	.24
Net realized and unrealized gain (loss)	7.87	16.17	23.32	(36.29)	2.46
Total from investment operations	8.43	16.59	24.05	(35.71)	2.70
Distributions from net investment income	(.51)	(.43)	(.96)	(.51)	(.14)
Distributions from net realized gain	(.12)	-	-	(4.75)	(7.10)
Total distributions	(.62) I	(.43)	(.96)	(5.26)	(7.24)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 86.02	$ 78.21	$ 62.05	$ 38.96	$ 79.93
Total Return A	10.87%	26.79%	62.05%	(47.61)%	2.80%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.88%	.95%	.88%	.87%
Expenses net of fee waivers, if any	.86%	.88%	.95%	.88%	.87%
Expenses net of all reductions	.86%	.88%	.94%	.88%	.87%
Net investment income (loss)	.72%	.62%	1.39% E	.91%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 681,154	$ 677,961	$ 609,095	$ 436,291	$ 1,207,867
Portfolio turnover rate D	56%	43%	70%	58%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.01%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.623 per share is comprised of distributions from net investment income of $.508 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio A	-13.92%	-0.38%	3.84%

A Prior to July 1, 2010, Environment and Alternative Energy Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Anna Davydova, Portfolio Manager of Environment and Alternative Energy Portfolio: For the year, the fund returned -13.92%, significantly underperforming the -5.77% return of its industry benchmark, the FTSE® Environmental Opportunities & Alternative Energy Index, and the S&P 500®. Relative to the FTSE index, unfavorable security selection in oil/gas refining/marketing - which included investments in renewable fuels - hurt the most. Individual detractors included biochemical and biofuel company Amyris, specialty glass manufacturer Corning, Italian power producer Enel, heating, ventilation and air conditioning (HVAC) equipment provider Ingersoll-Rand, and French heavy equipment company Alstom. I sold Alstom by period end. Overall, the fund benefited from a slight underweighting in Europe during the period, but certain of the European stocks I did own hurt us. Conversely, we were helped by an underweighting in the hard hit semiconductor equipment segment and an overweighting in the environmental and facilities services group, which outperformed. In terms of individual stocks, the biggest boost came from not owning solar panel manufacturer and index component First Solar. The fund also benefited from timely ownership of industrial machinery manufacturer Parker Hannifin and an investment in specialty chemicals company Ashland. Some of the stocks I've mentioned in this report were not part of the FTSE benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environment and Alternative Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Emerson Electric Co.	8.9	4.3
Danaher Corp.	8.7	8.0
Republic Services, Inc.	7.7	9.5
Stericycle, Inc.	6.0	6.4
Enel SpA	5.5	7.0
Ashland, Inc.	5.4	4.3
Air Products & Chemicals, Inc.	5.1	6.2
Eaton Corp.	4.9	0.0
Parker Hannifin Corp.	4.8	4.5
Ecolab, Inc.	4.6	0.0
	61.6
Top Industries (% of fund's net assets)
As of February 29, 2012
Energy Efficiency	26.7%
Waste Management & Technologies	19.8%
Renewable & Alternative Energy	17.2%
Water Infrastructure & Technologies	16.2%
Environmental Support Services	15.5%
All Others*	4.6%

As of August 31, 2011
Environmental Support Services	23.4%
Energy Efficiency	22.2%
Waste Management & Technologies	19.4%
Water Infrastructure & Technologies	17.4%
Renewable & Alternative Energy	14.9%
All Others*	2.7%

* Includes short-term investments and net other assets

Annual Report

Environment and Alternative Energy Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Energy Efficiency - 26.4%
Buildings Energy Efficiency - 6.0%
Cree, Inc. (a)(d)	47,900	$ 1,450,891
Hubbell, Inc. Class B	30,800	2,316,776
Lennox International, Inc.	20,000	782,600
Lighting Science Group Corp. (a)	82,300	96,291
TOTAL BUILDINGS ENERGY EFFICIENCY		4,646,558
Diversified Energy Efficiency - 2.4%
Corning, Inc.	118,500	1,545,240
Exide Technologies (a)	107,700	319,869
TOTAL DIVERSIFIED ENERGY EFFICIENCY		1,865,109
Industrial Energy Efficiency - 7.5%
Eaton Corp.	73,500	3,835,965
Fairchild Semiconductor International, Inc. (a)	116,700	1,702,653
Ingersoll-Rand PLC	8,500	338,980
TOTAL INDUSTRIAL ENERGY EFFICIENCY		5,877,598
Power Network Efficiency - 10.5%
Emerson Electric Co.	137,800	6,932,718
Sensata Technologies Holding BV (a)	37,800	1,224,720
TOTAL POWER NETWORK EFFICIENCY		8,157,438
TOTAL ENERGY EFFICIENCY		20,546,703
Environmental Support Services - 15.5%
Environmental Consultancies - 15.5%
Air Products & Chemicals, Inc.	44,100	3,979,584
Jacobs Engineering Group, Inc. (a)	67,000	3,096,740
Parker Hannifin Corp.	41,300	3,709,153
Praxair, Inc.	11,600	1,264,400
TOTAL ENVIRONMENTAL CONSULTANCIES		12,049,877
Pollution Control - 4.6%
Pollution Control Solutions - 4.6%
Ecolab, Inc.	60,100	3,606,000
Renewable & Alternative Energy - 17.2%
Biofuels - 3.5%
Amyris, Inc. (a)(d)	97,800	526,164
Novozymes A/S Series B	51,500	1,531,832
Solazyme, Inc. (d)	50,200	691,756
TOTAL BIOFUELS		2,749,752

	Shares	Value
Renewable Energy Developers and Independent Power Producers (IPPs) - 13.1%
Empresa Nacional de Electricidad SA sponsored ADR (d)	34,100	$ 1,801,844
Enel SpA	1,073,385	4,307,050
Iberdrola SA	149,500	884,686
Ormat Technologies, Inc. (d)	52,600	1,064,624
Tractebel Energia SA	121,100	2,142,140
TOTAL RENEWABLE ENERGY DEVELOPERS AND INDEPENDENT POWER PRODUCERS (IPPs)		10,200,344
Solar Energy Generation Equipment - 0.6%
GT Advanced Technologies, Inc. (a)(d)	53,600	458,816
TOTAL RENEWABLE & ALTERNATIVE ENERGY		13,408,912
Waste Management & Technologies - 19.8%
Hazardous Waste Management - 9.2%
Progressive Waste Solution Ltd.	56,100	1,155,275
Republic Services, Inc.	202,300	6,034,609
TOTAL HAZARDOUS WASTE MANAGEMENT		7,189,884
Recycling and Value Added Waste Processing - 8.3%
Darling International, Inc. (a)	54,700	874,653
EnergySolutions, Inc. (a)	214,000	900,940
Stericycle, Inc. (a)	53,600	4,650,872
TOTAL RECYCLING AND VALUE ADDED WASTE PROCESSING		6,426,465
Waste Technology Equipment - 2.3%
Commercial Metals Co.	65,200	866,508
Schnitzer Steel Inds, Inc. Class A	21,000	948,360
TOTAL WASTE TECHNOLOGY EQUIPMENT		1,814,868
TOTAL WASTE MANAGEMENT & TECHNOLOGIES		15,431,217
Water Infrastructure & Technologies - 16.2%
Water Infrastructure - 7.5%
Aegion Corp. (a)	49,400	869,934
Ashland, Inc.	65,800	4,182,248
Calgon Carbon Corp. (a)	52,700	796,297
TOTAL WATER INFRASTRUCTURE		5,848,479
Water Utilities - 8.7%
Danaher Corp.	128,400	6,783,372
TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		12,631,851
TOTAL COMMON STOCKS (Cost $74,973,423)		77,674,560
Convertible Bonds - 0.3%
	Principal Amount	Value
Energy Efficiency - 0.3%
Buildings Energy Efficiency - 0.3%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $275,800)	$ 275,800	$ 275,800
Cash Equivalents - 6.4%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	290,668	290,668
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	4,727,925	4,727,925
TOTAL CASH EQUIVALENTS (Cost $5,018,593)		5,018,593
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $80,267,816)	82,968,953
NET OTHER ASSETS (LIABILITIES) - (6.4)%	(5,025,457)
NET ASSETS - 100%	$ 77,943,496
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $275,800 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 275,800
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,134
Fidelity Securities Lending Cash Central Fund	140,750
Total	$ 141,884
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 77,674,560	$ 77,674,560	$ -	$ -
Convertible Bonds	275,800	-	-	275,800
Money Market Funds	5,018,593	5,018,593	-	-
Total Investments in Securities:	$ 82,968,953	$ 82,693,153	$ -	$ 275,800
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	275,800
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 275,800
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.9%
Italy	5.5%
Brazil	2.8%
Chile	2.3%
Denmark	1.9%
Netherlands	1.6%
Canada	1.5%
Spain	1.1%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $4,530,093) - See accompanying schedule: Unaffiliated issuers (cost $75,249,223)	$ 77,950,360
Fidelity Central Funds (cost $5,018,593)	5,018,593
Total Investments (cost $80,267,816)		$ 82,968,953
Receivable for investments sold		160,349
Receivable for fund shares sold		131,771
Dividends receivable		93,833
Interest receivable		16,487
Distributions receivable from Fidelity Central Funds		3,912
Prepaid expenses		213
Other receivables		312
Total assets		83,375,830

Liabilities
Payable for investments purchased	$ 359,082
Payable for fund shares redeemed	258,087
Accrued management fee	36,703
Other affiliated payables	21,336
Other payables and accrued expenses	29,201
Collateral on securities loaned, at value	4,727,925
Total liabilities		5,432,334

Net Assets		$ 77,943,496
Net Assets consist of:
Paid in capital		$ 86,832,644
Undistributed net investment income		2,013
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,592,247)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,701,086
Net Assets, for 4,776,620 shares outstanding		$ 77,943,496
Net Asset Value, offering price and redemption price per share ($77,943,496 ÷ 4,776,620 shares)		$ 16.32

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 1,720,316
Interest		16,487
Income from Fidelity Central Funds (including $140,750 from security lending)		141,884
Total income		1,878,687

Expenses
Management fee	$ 487,250
Transfer agent fees	265,223
Accounting and security lending fees	35,055
Custodian fees and expenses	12,506
Independent trustees' compensation	507
Registration fees	27,584
Audit	50,580
Legal	406
Miscellaneous	732
Total expenses before reductions	879,843
Expense reductions	(6,355)	873,488
Net investment income (loss)		1,005,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,039,624)
Foreign currency transactions	(101,533)
Total net realized gain (loss)		(5,141,157)
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,791,530)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(10,791,584)
Net gain (loss)		(15,932,741)
Net increase (decrease) in net assets resulting from operations		$ (14,927,542)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,005,199	$ 359,183
Net realized gain (loss)	(5,141,157)	6,096,679
Change in net unrealized appreciation (depreciation)	(10,791,584)	10,282,686
Net increase (decrease) in net assets resulting from operations	(14,927,542)	16,738,548
Distributions to shareholders from net investment income	(910,843)	(275,920)
Share transactions Proceeds from sales of shares	43,448,137	51,313,257
Reinvestment of distributions	874,813	265,713
Cost of shares redeemed	(47,411,226)	(18,368,973)
Net increase (decrease) in net assets resulting from share transactions	(3,088,276)	33,209,997
Redemption fees	5,933	5,605
Total increase (decrease) in net assets	(18,920,728)	49,678,230

Net Assets
Beginning of period	96,864,224	47,185,994
End of period (including undistributed net investment income of $2,013 and undistributed net investment income of $9,189, respectively)	$ 77,943,496	$ 96,864,224
Other Information Shares
Sold	2,426,768	2,989,485
Issued in reinvestment of distributions	56,886	15,227
Redeemed	(2,755,970)	(1,114,764)
Net increase (decrease)	(272,316)	1,889,948

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.19	$ 14.94	$ 10.94	$ 17.71	$ 17.21
Income from Investment Operations
Net investment income (loss) B	.20	.10	.11	.06	.04
Net realized and unrealized gain (loss)	(2.88)	4.22	4.03	(6.76)	.53
Total from investment operations	(2.68)	4.32	4.14	(6.70)	.57
Distributions from net investment income	(.19)	(.07)	(.14)	(.07)	(.07)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 16.32	$ 19.19	$ 14.94	$ 10.94	$ 17.71
Total Return A	(13.92)%	28.96%	37.77%	(37.88)%	3.27%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	1.08%	1.08%	1.06%	1.08%
Expenses net of fee waivers, if any	1.01%	1.08%	1.08%	1.06%	1.08%
Expenses net of all reductions	1.00%	1.07%	1.08%	1.06%	1.07%
Net investment income (loss)	1.15%	.59%	.82%	.37%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,943	$ 96,864	$ 47,186	$ 39,004	$ 38,510
Portfolio turnover rate D	183%	190%	132%	107%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	1.66%	5.37%	7.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Steven Bullock, Portfolio Manager of Industrial Equipment Portfolio: For the year, the fund returned 1.66%, consistent with the 1.70% result of its industry benchmark, the MSCI® U.S. IM Capital Goods 25/50 Index, but below the S&P 500®. Relative to the MSCI index, an underweighting in the construction and farm machinery/heavy trucks group earlier in the period contributed, as the group suffered during the market decline. As valuations here became more attractive, I purchased several stocks in machinery, a group boosted by more-encouraging U.S. economic data in the second half of the period, which also lifted performance. Stock picks and an underweighting in aerospace and defense helped, as federal budget constraints continued to weigh on the growth outlook for this industry. Conversely, the fund was hurt by an overweighting in construction/engineering, security selection in industrial machinery and poor positioning in trading companies/distributors. The fund's foreign holdings also detracted overall, hampered in part by currency fluctuations. Looking at individual stocks, Caterpillar, a leading maker of large equipment, contributed the most to relative performance. When Caterpillar's stock seemed expensive to me in late April, I sold it. As the debt crisis in Europe worsened and economic indicators slowed, shares in Caterpillar significantly declined, at which point I repurchased them because they again were trading below what I deemed to be fair value. Caterpillar's mining and construction businesses performed better than expected in the second half of the year, resulting in the stock's strong rebound. Cummins, one of the largest diesel engine manufacturers in the world, performed well, as the U.S. truck market continued to recover, the firm's businesses gained market share and management did a fantastic job increasing profitability. Commercial Vehicle Group, a manufacturer of seats for the truck and construction industries, was additive. On the other hand, Ingersoll-Rand, a provider of climate control and security solutions, lagged the MSCI index due to greater-than-expected weakness in its heating, ventilation and air conditioning (HVAC) business and some operational missteps. Key Technology, which makes automation equipment for the food processing industry, underperformed due to lower orders and some executional problems. Key Technology was not in the index. Lastly, not owning index component Fastenal, an industrial distribution company, hurt, as the company executed better than investor expectations, and the stock rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.0	15.0
United Technologies Corp.	7.1	7.2
Caterpillar, Inc.	6.9	0.0
Cummins, Inc.	5.0	4.3
Honeywell International, Inc.	4.9	0.0
Ingersoll-Rand PLC	4.7	5.4
Emerson Electric Co.	4.3	6.1
Regal-Beloit Corp.	4.0	4.0
Quanex Building Products Corp.	3.4	4.3
Danaher Corp.	2.8	3.3
	56.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Machinery	29.5%
Aerospace & Defense	18.5%
Industrial Conglomerates	16.0%
Electrical Equipment	12.7%
Building Products	7.2%
All Others*	16.1%

As of August 31, 2011
Machinery	21.9%
Aerospace & Defense	18.5%
Industrial Conglomerates	18.3%
Electrical Equipment	12.6%
Building Products	10.3%
All Others*	18.4%

* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
AEROSPACE & DEFENSE - 18.5%
Aerospace & Defense - 18.5%
Esterline Technologies Corp. (a)	48,800	$ 3,169,560
GeoEye, Inc. (a)	47,900	970,933
Honeywell International, Inc.	292,300	17,412,311
Precision Castparts Corp.	43,900	7,350,177
Rockwell Collins, Inc.	86,600	5,134,514
Textron, Inc.	123,800	3,405,738
TransDigm Group, Inc. (a)	20,200	2,399,558
United Technologies Corp.	299,900	25,152,613
		64,995,404
AUTO COMPONENTS - 1.5%
Auto Parts & Equipment - 1.5%
Autoliv, Inc. (d)	25,400	1,691,640
Stoneridge, Inc. (a)	177,800	1,719,326
TRW Automotive Holdings Corp. (a)	36,600	1,674,084
		5,085,050
BUILDING PRODUCTS - 7.2%
Building Products - 7.2%
A.O. Smith Corp.	44,850	2,025,426
American Woodmark Corp.	53,398	758,786
Armstrong World Industries, Inc. (a)	48,900	2,504,658
Gibraltar Industries, Inc. (a)	178,588	2,468,086
Masco Corp.	273,133	3,244,820
Owens Corning (a)	75,100	2,376,915
Quanex Building Products Corp.	696,178	11,841,988
		25,220,679
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Environmental & Facility Services - 0.8%
Republic Services, Inc.	89,700	2,675,751
COMPUTERS & PERIPHERALS - 0.3%
Computer Hardware - 0.3%
NCR Corp. (a)	54,500	1,183,740
CONSTRUCTION & ENGINEERING - 6.0%
Construction & Engineering - 6.0%
EMCOR Group, Inc.	103,200	2,868,960
Fluor Corp.	92,700	5,606,496
Foster Wheeler AG (a)	65,400	1,610,802
Jacobs Engineering Group, Inc. (a)	93,200	4,307,704
KBR, Inc.	112,000	4,067,840
Larsen & Toubro Ltd.	99,087	2,639,193
		21,100,995
CONSTRUCTION MATERIALS - 0.2%
Construction Materials - 0.2%
Eagle Materials, Inc.	20,800	652,704
ELECTRICAL EQUIPMENT - 12.7%
Electrical Components & Equipment - 12.7%
Acuity Brands, Inc.	24,000	1,492,560

	Shares	Value
Emerson Electric Co.	301,400	$ 15,163,434
General Cable Corp. (a)	64,000	1,982,080
GrafTech International Ltd. (a)	263,200	3,345,272
Regal-Beloit Corp.	209,032	14,109,660
Rockwell Automation, Inc.	63,400	5,070,732
Roper Industries, Inc.	36,900	3,377,088
		44,540,826
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
FLIR Systems, Inc.	41,200	1,078,204
ENERGY EQUIPMENT & SERVICES - 0.2%
Oil & Gas Equipment & Services - 0.2%
McDermott International, Inc. (a)	61,200	799,272
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Cobra Electronics Corp. (a)	195,725	861,190
INDUSTRIAL CONGLOMERATES - 16.0%
Industrial Conglomerates - 16.0%
Danaher Corp.	189,100	9,990,153
Enka Insaat ve Sanayi A/S	182,000	519,093
General Electric Co.	2,406,755	45,848,682
		56,357,928
MACHINERY - 29.5%
Construction & Farm Machinery & Heavy Trucks - 18.0%
Ashok Leyland Ltd.	4,095,513	2,360,070
Caterpillar, Inc.	212,700	24,292,467
Commercial Vehicle Group, Inc. (a)	134,542	1,626,613
Cummins, Inc.	145,500	17,542,935
Joy Global, Inc.	69,300	6,026,328
Manitowoc Co., Inc. (d)	213,600	3,362,064
PACCAR, Inc.	117,900	5,424,579
WABCO Holdings, Inc. (a)	41,300	2,456,937
Westport Innovations, Inc. (a)(d)	3,900	157,833
		63,249,826
Industrial Machinery - 11.5%
Blount International, Inc. (a)	70,000	1,200,500
Flowserve Corp.	52,500	6,224,925
Gencor Industries, Inc. (a)	49,400	337,402
Graco, Inc.	60,900	3,116,862
Ingersoll-Rand PLC	416,500	16,610,020
Key Technology, Inc. (a)(e)	285,660	3,964,961
Nordson Corp.	35,900	1,973,423
Parker Hannifin Corp.	58,400	5,244,904
Weg SA	151,100	1,680,404
		40,353,401
TOTAL MACHINERY		103,603,227
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - 1.5%
Human Resource & Employment Services - 1.5%
Manpower, Inc.	19,100	$ 822,637
Towers Watson & Co.	69,400	4,437,436
		5,260,073
ROAD & RAIL - 0.1%
Trucking - 0.1%
Tegma Gestao Logistica SA	24,100	446,231
SOFTWARE - 0.1%
Application Software - 0.1%
Solera Holdings, Inc.	10,300	494,400
TRADING COMPANIES & DISTRIBUTORS - 1.7%
Trading Companies & Distributors - 1.7%
Houston Wire & Cable Co.	15,900	225,780
Interline Brands, Inc. (a)	99,800	2,051,888
WESCO International, Inc. (a)	59,800	3,760,822
		6,038,490
TRANSPORTATION INFRASTRUCTURE - 1.0%
Highways & Railtracks - 1.0%
Companhia de Concessoes Rodoviarias	443,400	3,542,140
TOTAL COMMON STOCKS (Cost $293,183,209)		343,936,304
Money Market Funds - 4.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	10,680,936	$ 10,680,936
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	4,023,100	4,023,100
TOTAL MONEY MARKET FUNDS (Cost $14,704,036)		14,704,036
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $307,887,245)	358,640,340
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(6,966,325)
NET ASSETS - 100%	$ 351,674,015
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,005
Fidelity Securities Lending Cash Central Fund	8,754
Total	$ 15,759
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Key Technology, Inc.	$ 1,729,346	$ 3,399,807	$ 2,510	$ -	$ 3,964,961
Total	$ 1,729,346	$ 3,399,807	$ 2,510	$ -	$ 3,964,961
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $3,823,815) - See accompanying schedule: Unaffiliated issuers (cost $288,316,862)	$ 339,971,343
Fidelity Central Funds (cost $14,704,036)	14,704,036
Other affiliated issuers (cost $4,866,347)	3,964,961
Total Investments (cost $307,887,245)		$ 358,640,340
Receivable for fund shares sold		727,281
Dividends receivable		1,011,702
Distributions receivable from Fidelity Central Funds		1,598
Prepaid expenses		691
Other receivables		518
Total assets		360,382,130

Liabilities
Payable for investments purchased	$ 4,038,740
Payable for fund shares redeemed	351,532
Accrued management fee	160,944
Other affiliated payables	64,420
Other payables and accrued expenses	69,379
Collateral on securities loaned, at value	4,023,100
Total liabilities		8,708,115

Net Assets		$ 351,674,015
Net Assets consist of:
Paid in capital		$ 306,527,011
Undistributed net investment income		613,405
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,190,287)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,723,886
Net Assets, for 9,669,661 shares outstanding		$ 351,674,015
Net Asset Value, offering price and redemption price per share ($351,674,015 ÷ 9,669,661 shares)		$ 36.37

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 5,321,839
Income from Fidelity Central Funds (including $8,754 from security lending)		15,759
Total income		5,337,598

Expenses
Management fee	$ 1,763,474
Transfer agent fees	665,187
Accounting and security lending fees	123,653
Custodian fees and expenses	26,084
Independent trustees' compensation	1,840
Registration fees	34,483
Audit	46,642
Legal	1,103
Interest	299
Miscellaneous	2,395
Total expenses before reductions	2,665,160
Expense reductions	(10,774)	2,654,386
Net investment income (loss)		2,683,212
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,281)	6,374,432
Other affiliated issuers	(1,383)
Foreign currency transactions	(34,127)
Total net realized gain (loss)		6,338,922
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $31,751)	(7,810,488)
Assets and liabilities in foreign currencies	4,793
Total change in net unrealized appreciation (depreciation)		(7,805,695)
Net gain (loss)		(1,466,773)
Net increase (decrease) in net assets resulting from operations		$ 1,216,439

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,683,212	$ 1,675,103
Net realized gain (loss)	6,338,922	24,725,221
Change in net unrealized appreciation (depreciation)	(7,805,695)	36,951,812
Net increase (decrease) in net assets resulting from operations	1,216,439	63,352,136
Distributions to shareholders from net investment income	(2,550,520)	(976,933)
Distributions to shareholders from net realized gain	(1,033,874)	-
Total distributions	(3,584,394)	(976,933)
Share transactions Proceeds from sales of shares	175,476,236	258,656,037
Reinvestment of distributions	3,511,222	958,393
Cost of shares redeemed	(187,624,495)	(79,705,069)
Net increase (decrease) in net assets resulting from share transactions	(8,637,037)	179,909,361
Redemption fees	8,044	17,967
Total increase (decrease) in net assets	(10,996,948)	242,302,531

Net Assets
Beginning of period	362,670,963	120,368,432
End of period (including undistributed net investment income of $613,405 and undistributed net investment income of $691,224, respectively)	$ 351,674,015	$ 362,670,963
Other Information Shares
Sold	5,105,217	8,102,622
Issued in reinvestment of distributions	104,395	29,482
Redeemed	(5,569,458)	(2,703,586)
Net increase (decrease)	(359,846)	5,428,518

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.16	$ 26.16	$ 13.98	$ 32.45	$ 31.50
Income from Investment Operations
Net investment income (loss) B	.28	.26	.19	.33	.28
Net realized and unrealized gain (loss)	.29 E	9.89	12.22	(17.96)	2.73
Total from investment operations	.57	10.15	12.41	(17.63)	3.01
Distributions from net investment income	(.26)	(.15)	(.23)	(.34)	(.23)
Distributions from net realized gain	(.10)	-	-	(.50)	(1.83)
Total distributions	(.36)	(.15)	(.23)	(.84)	(2.06)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 36.37	$ 36.16	$ 26.16	$ 13.98	$ 32.45
Total Return A	1.66%	38.87%	89.06%	(55.46)%	9.25%
Ratios to Average Net Assets C, F
Expenses before reductions	.84%	.89%	.95%	.90%	.88%
Expenses net of fee waivers, if any	.84%	.89%	.95%	.90%	.88%
Expenses net of all reductions	.84%	.88%	.94%	.90%	.88%
Net investment income (loss)	.85%	.85%	.87%	1.22%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 351,674	$ 362,671	$ 120,368	$ 47,260	$ 169,045
Portfolio turnover rate D	101%	82%	74%	136%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio A	0.94%	6.44%	9.40%

A Prior to October 1, 2006, Industrials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Tobias Welo, Portfolio Manager of Industrials Portfolio: During the year, the fund returned 0.94%, trailing the 1.73% gain of the MSCI® U.S. IM Industrials 25/50 Index and also lagging the S&P 500®. Versus the MSCI sector benchmark, an overweighting in the weak-performing construction and engineering group dampened the fund's performance, as did an overweighting and unrewarding stock selection in electrical components/equipment. Additionally, a modest cash position weighed on performance as the market advanced strongly late in the period. At the stock level, the fund's biggest relative detractor was an overweighted position in Foster Wheeler, a construction/engineering firm specializing in large projects for companies in the energy and power industries. Cost overruns on several jobs forced the company to repeatedly take charges against earnings, sending the stock sharply lower. Other detractors included GrafTech International - which sells graphite electrodes, a component in the arc furnaces used for forging steel - and diversified industrial and commercial products firm Ingersoll-Rand. Not owning high-flying benchmark component Fastenal also hurt, as I avoided the distributor of fastener products because I thought it was overpriced. I'll also mention an out-of-index position in India-based Jain Irrigation Systems, which lost almost half of its value during the period. On the positive side, the fund benefited from solid stock picking in aerospace and defense, construction and farm machinery/heavy trucks, and human resources/employment services. Positioning in airlines bolstered our results as well. The fund's largest contributor was aerospace components supplier Goodrich. The stock surged in September after the company received a lucrative takeover bid from United Technologies, and I sold Goodrich soon thereafter to lock in profits. Another holding that lifted performance was the fund's overweighting in Cummins, a manufacturer of diesel truck engines. The stock enjoyed a solid rally during the period's final two months, aided in part by favorable revenue and earnings guidance for fiscal 2012 and beyond issued early in February. Other contributors were crane maker Manitowoc and rail carrier Union Pacific.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	11.0	13.6
United Technologies Corp.	6.2	6.0
United Parcel Service, Inc. Class B	3.7	0.0
Danaher Corp.	3.6	3.8
3M Co.	3.6	1.5
Cummins, Inc.	3.4	3.2
Union Pacific Corp.	3.4	5.0
Emerson Electric Co.	3.2	3.9
Honeywell International, Inc.	3.1	3.1
Caterpillar, Inc.	2.2	0.0
	43.4
Top Industries (% of fund's net assets)
As of February 29, 2012
Machinery	22.4%
Industrial Conglomerates	21.0%
Aerospace & Defense	13.0%
Electrical Equipment	11.2%
Road & Rail	6.2%
All Others*	26.2%

As of August 31, 2011
Industrial Conglomerates	22.3%
Aerospace & Defense	20.8%
Machinery	15.0%
Electrical Equipment	13.1%
Construction & Engineering	6.8%
All Others*	22.0%

* Includes short-term investments and net other assets.

Annual Report

Industrials Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
AEROSPACE & DEFENSE - 13.0%
Aerospace & Defense - 13.0%
Esterline Technologies Corp. (a)	51,560	$ 3,348,822
Honeywell International, Inc.	284,963	16,975,246
Rockwell Collins, Inc.	90,012	5,336,811
Textron, Inc.	427,380	11,757,224
United Technologies Corp.	405,500	34,009,285
		71,427,388
AIR FREIGHT & LOGISTICS - 4.3%
Air Freight & Logistics - 4.3%
United Parcel Service, Inc. Class B	261,243	20,086,974
UTI Worldwide, Inc.	207,261	3,345,193
		23,432,167
AUTO COMPONENTS - 1.0%
Auto Parts & Equipment - 1.0%
Autoliv, Inc. (d)	80,700	5,374,620
BUILDING PRODUCTS - 2.4%
Building Products - 2.4%
Armstrong World Industries, Inc. (a)	95,792	4,906,466
Fortune Brands Home & Security, Inc. (a)	102,150	1,975,581
Owens Corning (a)	205,354	6,499,454
		13,381,501
COMMERCIAL SERVICES & SUPPLIES - 2.3%
Environmental & Facility Services - 1.6%
Republic Services, Inc.	294,105	8,773,152
Office Services & Supplies - 0.7%
Mine Safety Appliances Co.	75,700	2,790,302
Pitney Bowes, Inc. (d)	64,000	1,160,320
		3,950,622
TOTAL COMMERCIAL SERVICES & SUPPLIES		12,723,774
CONSTRUCTION & ENGINEERING - 4.8%
Construction & Engineering - 4.8%
AECOM Technology Corp. (a)	183,202	4,277,767
EMCOR Group, Inc.	160,768	4,469,350
Fluor Corp.	97,725	5,910,408
Foster Wheeler AG (a)	143,928	3,544,947
Jacobs Engineering Group, Inc. (a)	93,685	4,330,121
Quanta Services, Inc. (a)	131,580	2,750,022
SNC-Lavalin Group, Inc.	35,600	1,345,365
		26,627,980
ELECTRICAL EQUIPMENT - 11.2%
Electrical Components & Equipment - 11.2%
AMETEK, Inc.	154,175	7,338,730
Cooper Industries PLC Class A	107,091	6,556,111
Emerson Electric Co.	348,682	17,542,191
GrafTech International Ltd. (a)	338,894	4,307,343
Hubbell, Inc. Class B	79,526	5,981,946

	Shares	Value
Polypore International, Inc. (a)(d)	61,200	$ 2,516,544
Prysmian SpA	331,337	5,720,637
Regal-Beloit Corp.	137,460	9,278,550
Roper Industries, Inc.	28,558	2,613,628
		61,855,680
ENERGY EQUIPMENT & SERVICES - 0.2%
Oil & Gas Equipment & Services - 0.2%
McDermott International, Inc. (a)	97,300	1,270,738
INDUSTRIAL CONGLOMERATES - 21.0%
Industrial Conglomerates - 21.0%
3M Co.	224,948	19,705,445
Carlisle Companies, Inc.	70,746	3,452,405
Danaher Corp.	374,898	19,805,861
General Electric Co.	3,193,903	60,843,850
Tyco International Ltd.	228,594	11,845,741
		115,653,302
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	63,500	2,769,870
MACHINERY - 22.4%
Construction & Farm Machinery & Heavy Trucks - 9.2%
Caterpillar, Inc.	105,800	12,083,418
Cummins, Inc.	157,023	18,932,263
Fiat Industrial SpA (a)	511,796	5,454,517
Jain Irrigation Systems Ltd.	617,562	1,350,563
Manitowoc Co., Inc.	342,561	5,391,910
WABCO Holdings, Inc. (a)	123,300	7,335,117
		50,547,788
Industrial Machinery - 13.2%
Actuant Corp. Class A	120,716	3,400,570
Dover Corp.	114,200	7,311,084
EnPro Industries, Inc. (a)	27,000	1,020,870
Flowserve Corp.	62,000	7,351,340
Graco, Inc.	135,300	6,924,654
Harsco Corp.	62,900	1,398,267
Illinois Tool Works, Inc.	186,469	10,384,459
Ingersoll-Rand PLC	246,568	9,833,132
Pall Corp. (d)	117,539	7,457,850
Parker Hannifin Corp.	109,564	9,839,943
SPX Corp.	42,200	3,086,508
TriMas Corp. (a)	200,957	4,869,188
		72,877,865
TOTAL MACHINERY		123,425,653
PROFESSIONAL SERVICES - 4.7%
Human Resource & Employment Services - 2.3%
Kforce, Inc. (a)	70,406	992,725
Manpower, Inc.	66,500	2,864,155
Randstad Holding NV	39,400	1,490,679
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Human Resource & Employment Services - continued
Robert Half International, Inc.	127,400	$ 3,621,982
Towers Watson & Co.	61,055	3,903,857
		12,873,398
Research & Consulting Services - 2.4%
Bureau Veritas SA	30,333	2,505,801
Dun & Bradstreet Corp.	49,140	4,061,421
IHS, Inc. Class A (a)	67,888	6,420,168
		12,987,390
TOTAL PROFESSIONAL SERVICES		25,860,788
ROAD & RAIL - 6.2%
Railroads - 5.9%
CSX Corp.	472,637	9,930,103
Genesee & Wyoming, Inc. Class A (a)	65,099	3,868,183
Union Pacific Corp.	168,575	18,585,394
		32,383,680
Trucking - 0.3%
Con-way, Inc.	61,600	1,820,280
TOTAL ROAD & RAIL		34,203,960
SOFTWARE - 0.5%
Application Software - 0.5%
Solera Holdings, Inc.	53,048	2,546,304
TRADING COMPANIES & DISTRIBUTORS - 2.7%
Trading Companies & Distributors - 2.7%
Mills Estruturas e Servicos de Engenharia SA	68,100	888,201
W.W. Grainger, Inc.	21,491	4,464,325
Watsco, Inc.	53,100	3,790,809
WESCO International, Inc. (a)	92,807	5,836,632
		14,979,967
TRANSPORTATION INFRASTRUCTURE - 0.2%
Airport Services - 0.2%
Wesco Aircraft Holdings, Inc. (a)	93,220	1,371,266
TOTAL COMMON STOCKS (Cost $441,608,515)		536,904,958
Convertible Bonds - 0.4%
	Principal Amount	Value
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc.:
8% 6/1/14 (f)	$ 1,179,681	$ 1,179,681
8% 12/6/14 (f)	1,108,200	1,108,200
TOTAL CONVERTIBLE BONDS (Cost $2,287,881)		2,287,881
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 0.01% to 0.08% 3/1/12 to 5/24/12 (e) (Cost $1,059,941)	1,060,000	1,059,942
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	15,136,008	15,136,008
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,938,025	6,938,025
TOTAL MONEY MARKET FUNDS (Cost $22,074,033)		22,074,033
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $467,030,370)	562,326,814
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(11,182,785)
NET ASSETS - 100%	$ 551,144,029
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
140 CME E-mini S&P Select Sector Industrial Index Contracts	March 2012	$ 5,195,400	$ 484,379

The face value of futures purchased as a percentage of net assets is 0.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $750,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,287,881 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc.:
8% 6/1/14	6/14/11	$ 1,179,681
8% 12/6/14	12/6/11	$ 1,108,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,522
Fidelity Securities Lending Cash Central Fund	45,127
Total	$ 61,649
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 536,904,958	$ 536,904,958	$ -	$ -
Convertible Bonds	2,287,881	-	-	2,287,881
U.S. Treasury Obligations	1,059,942	-	1,059,942	-
Money Market Funds	22,074,033	22,074,033	-	-
Total Investments in Securities:	$ 562,326,814	$ 558,978,991	$ 1,059,942	$ 2,287,881
Derivative Instruments:
Assets
Futures Contracts	$ 484,379	$ 484,379	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	2,287,881
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,287,881
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 484,379	$ -
Total Value of Derivatives	$ 484,379	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
Ireland	3.0%
Switzerland	2.8%
Italy	2.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $6,756,502) - See accompanying schedule: Unaffiliated issuers (cost $444,956,337)	$ 540,252,781
Fidelity Central Funds (cost $22,074,033)	22,074,033
Total Investments (cost $467,030,370)		$ 562,326,814
Cash		24,089
Receivable for investments sold		420,063
Receivable for fund shares sold		999,703
Dividends receivable		1,788,557
Interest receivable		87,797
Distributions receivable from Fidelity Central Funds		3,357
Prepaid expenses		1,220
Other receivables		2,174
Total assets		565,653,774

Liabilities
Payable for investments purchased	$ 6,445,491
Payable for fund shares redeemed	688,938
Accrued management fee	254,686
Payable for daily variation margin on futures contracts	32,200
Other affiliated payables	116,869
Other payables and accrued expenses	33,536
Collateral on securities loaned, at value	6,938,025
Total liabilities		14,509,745

Net Assets		$ 551,144,029
Net Assets consist of:
Paid in capital		$ 454,151,734
Undistributed net investment income		1,189,055
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,645
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		95,774,595
Net Assets, for 22,319,110 shares outstanding		$ 551,144,029
Net Asset Value, offering price and redemption price per share ($551,144,029 ÷ 22,319,110 shares)		$ 24.69

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 8,621,346
Interest		87,851
Income from Fidelity Central Funds (including $45,127 from security lending)		61,649
Total income		8,770,846

Expenses
Management fee	$ 2,892,685
Transfer agent fees	1,268,867
Accounting and security lending fees	197,622
Custodian fees and expenses	38,710
Independent trustees' compensation	3,018
Registration fees	43,157
Audit	38,504
Legal	1,799
Interest	1,833
Miscellaneous	4,685
Total expenses before reductions	4,490,880
Expense reductions	(30,541)	4,460,339
Net investment income (loss)		4,310,507
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,517,291
Foreign currency transactions	(59,335)
Futures contracts	1,066,541
Total net realized gain (loss)		9,524,497
Change in net unrealized appreciation (depreciation) on: Investment securities	(22,053,539)
Assets and liabilities in foreign currencies	(6,396)
Futures contracts	484,379
Total change in net unrealized appreciation (depreciation)		(21,575,556)
Net gain (loss)		(12,051,059)
Net increase (decrease) in net assets resulting from operations		$ (7,740,552)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,310,507	$ 2,475,737
Net realized gain (loss)	9,524,497	26,603,271
Change in net unrealized appreciation (depreciation)	(21,575,556)	85,409,282
Net increase (decrease) in net assets resulting from operations	(7,740,552)	114,488,290
Distributions to shareholders from net investment income	(2,779,155)	(1,731,948)
Distributions to shareholders from net realized gain	(14,525,491)	-
Total distributions	(17,304,646)	(1,731,948)
Share transactions Proceeds from sales of shares	270,843,106	324,950,432
Reinvestment of distributions	16,826,943	1,677,754
Cost of shares redeemed	(283,961,470)	(120,246,657)
Net increase (decrease) in net assets resulting from share transactions	3,708,579	206,381,529
Redemption fees	29,536	26,323
Total increase (decrease) in net assets	(21,307,083)	319,164,194

Net Assets
Beginning of period	572,451,112	253,286,918
End of period (including undistributed net investment income of $1,189,055 and undistributed net investment income of $843,529, respectively)	$ 551,144,029	$ 572,451,112
Other Information Shares
Sold	11,294,394	14,626,207
Issued in reinvestment of distributions	710,628	73,682
Redeemed	(12,365,187)	(5,796,400)
Net increase (decrease)	(360,165)	8,903,489

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 25.24	$ 18.39	$ 10.12	$ 20.50	$ 20.70
Income from Investment Operations
Net investment income (loss) B	.19	.15	.11	.18	.11
Net realized and unrealized gain (loss)	.01 E	6.80	8.27	(10.35)	1.40
Total from investment operations	.20	6.95	8.38	(10.17)	1.51
Distributions from net investment income	(.13)	(.10)	(.11)	(.15)	(.09)
Distributions from net realized gain	(.62)	-	-	(.06)	(1.62)
Total distributions	(.75)	(.10)	(.11)	(.21)	(1.71)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 24.69	$ 25.24	$ 18.39	$ 10.12	$ 20.50
Total Return A	.94%	37.85%	82.95%	(49.92)%	7.14%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.90%	.97%	1.00%	1.00%
Expenses net of fee waivers, if any	.87%	.90%	.97%	1.00%	1.00%
Expenses net of all reductions	.86%	.90%	.97%	.99%	.99%
Net investment income (loss)	.83%	.69%	.71%	1.08%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 551,144	$ 572,451	$ 253,287	$ 83,542	$ 124,443
Portfolio turnover rate D	102%	80%	106%	132%	108%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	0.16%	3.97%	8.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Sean Gavin, Co-Portfolio Manager of Transportation Portfolio: For the year, the fund returned 0.16%, modestly trailing the 0.94% gain of the MSCI® U.S. IM Transportation 25/50 Index and falling considerably short of the S&P 500®. Versus the MSCI index, an underweighting and unrewarding stock selection in the strong-performing trucking group weighed on the fund's performance. In airlines, the weakest of the benchmark's major categories, the negative impact of overweighting the group outweighed the positive effects of security selection. Moreover, the fund's foreign holdings detracted overall, due in part to a generally stronger U.S. dollar. At the stock level, two of the three largest relative detractors were airlines: United Continental Holdings and Delta Air Lines. While I thought these were two of the better-managed legacy air carriers in the United States, they were less effective at passing on rising fuel costs to customers than I anticipated. Frozen Food Express Industries, a provider of refrigerated trucking services, was an illiquid micro-cap position that I inherited from a prior manager. I reduced this non-index holding when opportunities permitted during the period, as the company struggled to regain profitability following the Great Recession. In the case of another out-of-index position, Swiss air freight/logistics provider Panalpina Welttransport, the stock had looked undervalued to me, but the company repeatedly issued disappointing financial results, and I sold it in December. Not owning automobile rental firm and index component Dollar Thrifty Automotive Group also detracted, as its stock jumped early in the period in response to rumors that a competitor might buy the company. Conversely, stock picking and an overweighting in railroads was beneficial. Specifically, our holdings in Kansas City Southern and Union Pacific bolstered performance in relative and absolute terms. Both stocks were helped by healthy shipping volumes and firm pricing, and I sold Kansas City Southern during the period to nail down profits. Out-of-index exposure to construction and farm machinery/heavy trucks also helped. The top relative contributor was a stock the fund didn't own: index component AMR, parent company of American Airlines, which declared bankruptcy in November. I'll also mention an out-of-benchmark position in Copa Holdings, a Panamanian airline with a near-monopoly on many of its routes and an active hub in Panama City.

Note to shareholders: Matthew Moulis became Co-Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	18.5	12.0
Union Pacific Corp.	16.4	18.3
CSX Corp.	6.8	3.5
Norfolk Southern Corp.	4.3	4.6
FedEx Corp.	3.9	0.0
Kirby Corp.	3.6	3.5
Delta Air Lines, Inc.	3.5	1.8
C.H. Robinson Worldwide, Inc.	3.5	5.7
Southwest Airlines Co.	3.3	3.7
UTI Worldwide, Inc.	3.0	3.3
	66.8
Top Industries (% of fund's net assets)
As of February 29, 2012
Road & Rail	39.5%
Air Freight & Logistics	33.9%
Airlines	15.8%
Marine	5.3%
Oil, Gas & Consumable Fuels	2.9%
All Others*	2.6%

As of August 31, 2011
Road & Rail	43.7%
Air Freight & Logistics	32.0%
Airlines	14.2%
Marine	8.4%
Trading Companies & Distributors	0.4%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AIR FREIGHT & LOGISTICS - 33.9%
Air Freight & Logistics - 33.9%
Air Transport Services Group, Inc. (a)	475,708	$ 2,583,094
C.H. Robinson Worldwide, Inc.	112,696	7,457,094
Expeditors International of Washington, Inc.	113,500	4,952,005
FedEx Corp.	92,600	8,333,074
Hub Group, Inc. Class A (a)	84,700	3,017,861
United Parcel Service, Inc. Class B	510,900	39,283,102
UTI Worldwide, Inc.	395,400	6,381,756
		72,007,986
AIRLINES - 15.8%
Airlines - 15.8%
Alaska Air Group, Inc. (a)	60,600	4,155,342
Allegiant Travel Co. (a)	14,300	714,714
Copa Holdings SA Class A	33,700	2,411,909
Dart Group PLC	638,217	741,151
Delta Air Lines, Inc. (a)	760,402	7,459,544
Republic Airways Holdings, Inc. (a)	226,200	1,201,122
SkyWest, Inc.	119,000	1,358,980
Southwest Airlines Co.	791,700	7,109,466
Spirit Airlines, Inc. (a)	77,900	1,521,387
United Continental Holdings, Inc. (a)(d)	276,636	5,712,533
US Airways Group, Inc. (a)	172,100	1,275,261
		33,661,409
AUTO COMPONENTS - 0.5%
Auto Parts & Equipment - 0.5%
Stoneridge, Inc. (a)	122,500	1,184,575
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
Cosco International Holdings Ltd.	24,000	11,387
MACHINERY - 1.1%
Construction & Farm Machinery & Heavy Trucks - 1.1%
ASL Marine Holdings Ltd.	1,250,200	569,795
FreightCar America, Inc.	34,000	940,100
Trinity Industries, Inc.	24,000	834,240
		2,344,135
MARINE - 4.7%
Marine - 4.7%
Diana Shipping, Inc. (a)	25,100	229,414
Eagle Bulk Shipping, Inc. (a)(d)	329,400	527,040
Kirby Corp. (a)	110,620	7,590,744
Navios Maritime Holdings, Inc.	393,200	1,600,324
		9,947,522
MEDIA - 0.2%
Movies & Entertainment - 0.2%
Advanced Inflight Alliance AG	87,100	480,383

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 2.9%
Oil & Gas Storage & Transport - 2.9%
Navios Maritime Acquisition Corp.	1,016,232	$ 3,658,435
Scorpio Tankers, Inc. (a)	357,700	2,278,549
Teekay Corp.	8,100	233,280
		6,170,264
ROAD & RAIL - 39.5%
Railroads - 27.5%
CSX Corp.	685,819	14,409,057
Norfolk Southern Corp.	134,300	9,253,270
Union Pacific Corp.	315,668	34,802,397
		58,464,724
Trucking - 12.0%
Con-way, Inc.	155,000	4,580,250
Contrans Group, Inc.:
(sub. vtg.) (a)(e)	12,800	116,405
Class A	74,100	673,875
Frozen Food Express Industries, Inc. (a)	350,539	424,152
J.B. Hunt Transport Services, Inc.	26,300	1,346,823
Landstar System, Inc.	30,600	1,654,236
Marten Transport Ltd.	56,600	1,181,242
Old Dominion Freight Lines, Inc. (a)	116,700	5,077,617
Quality Distribution, Inc. (a)	57,100	742,871
Saia, Inc. (a)	194,800	3,177,188
Swift Transporation Co. (a)	400,300	4,691,516
Tegma Gestao Logistica SA	70,500	1,305,366
Vitran Corp., Inc. (a)	64,600	509,694
		25,481,235
TOTAL ROAD & RAIL		83,945,959
TOTAL COMMON STOCKS (Cost $175,143,338)		209,753,620
Convertible Bonds - 0.6%
Principal Amount
MARINE - 0.6%
Marine - 0.6%
DryShips, Inc. 5% 12/1/14 (Cost $1,052,872)	$ 1,500,000	1,267,500
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	1,776,807	$ 1,776,807
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	2,023,200	2,023,200
TOTAL MONEY MARKET FUNDS (Cost $3,800,007)		3,800,007
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $179,996,217)	214,821,127
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(2,173,829)
NET ASSETS - 100%	$ 212,647,298
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,405 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,539
Fidelity Securities Lending Cash Central Fund	15,653
Total	$ 20,192
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Frozen Food Express Industries, Inc.	$ 3,757,900	$ -	$ 939,034	$ -	$ -
Total	$ 3,757,900	$ -	$ 939,034	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 209,753,620	$ 209,753,620	$ -	$ -
Convertible Bonds	1,267,500	-	1,267,500	-
Money Market Funds	3,800,007	3,800,007	-	-
Total Investments in Securities:	$ 214,821,127	$ 213,553,627	$ 1,267,500	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Marshall Islands	4.6%
British Virgin Islands	3.0%
Panama	1.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $1,884,210) - See accompanying schedule: Unaffiliated issuers (cost $176,196,210)	$ 211,021,120
Fidelity Central Funds (cost $3,800,007)	3,800,007
Total Investments (cost $179,996,217)		$ 214,821,127
Receivable for investments sold		1,078,452
Receivable for fund shares sold		214,275
Dividends receivable		691,972
Interest receivable		18,542
Distributions receivable from Fidelity Central Funds		3,119
Prepaid expenses		444
Other receivables		1,823
Total assets		216,829,754

Liabilities
Payable for fund shares redeemed	$ 1,972,893
Accrued management fee	104,380
Other affiliated payables	52,590
Other payables and accrued expenses	29,393
Collateral on securities loaned, at value	2,023,200
Total liabilities		4,182,456

Net Assets		$ 212,647,298
Net Assets consist of:
Paid in capital		$ 174,187,752
Undistributed net investment income		320,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,314,304
Net unrealized appreciation (depreciation) on investments		34,824,910
Net Assets, for 4,010,644 shares outstanding		$ 212,647,298
Net Asset Value, offering price and redemption price per share ($212,647,298 ÷ 4,010,644 shares)		$ 53.02

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 3,551,534
Interest		70,997
Income from Fidelity Central Funds (including $15,653 from security lending)		20,192
Total income		3,642,723

Expenses
Management fee	$ 1,485,427
Transfer agent fees	645,437
Accounting and security lending fees	105,530
Custodian fees and expenses	17,709
Independent trustees' compensation	1,661
Registration fees	35,662
Audit	52,049
Legal	1,122
Interest	1,810
Miscellaneous	3,230
Total expenses before reductions	2,349,637
Expense reductions	(23,124)	2,326,513
Net investment income (loss)		1,316,210
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,253,816
Other affiliated issuers	(871,722)
Foreign currency transactions	(98,184)
Total net realized gain (loss)		26,283,910
Change in net unrealized appreciation (depreciation) on: Investment securities	(33,149,032)
Assets and liabilities in foreign currencies	(345)
Total change in net unrealized appreciation (depreciation)		(33,149,377)
Net gain (loss)		(6,865,467)
Net increase (decrease) in net assets resulting from operations		$ (5,549,257)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,316,210	$ 1,910,321
Net realized gain (loss)	26,283,910	23,557,389
Change in net unrealized appreciation (depreciation)	(33,149,377)	51,121,418
Net increase (decrease) in net assets resulting from operations	(5,549,257)	76,589,128
Distributions to shareholders from net investment income	(833,762)	(1,416,143)
Distributions to shareholders from net realized gain	(13,901,565)	-
Total distributions	(14,735,327)	(1,416,143)
Share transactions Proceeds from sales of shares	76,064,406	686,181,998
Reinvestment of distributions	14,262,117	1,369,495
Cost of shares redeemed	(324,641,792)	(403,479,761)
Net increase (decrease) in net assets resulting from share transactions	(234,315,269)	284,071,732
Redemption fees	17,488	143,082
Total increase (decrease) in net assets	(254,582,365)	359,387,799

Net Assets
Beginning of period	467,229,663	107,841,864
End of period (including undistributed net investment income of $320,332 and undistributed net investment income of $399,764, respectively)	$ 212,647,298	$ 467,229,663
Other Information Shares
Sold	1,419,391	13,602,544
Issued in reinvestment of distributions	277,875	24,894
Redeemed	(5,990,879)	(7,890,440)
Net increase (decrease)	(4,293,613)	5,736,998

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 56.26	$ 42.01	$ 23.89	$ 44.34	$ 53.00
Income from Investment Operations
Net investment income (loss) B	.26	.27	.29	.29	.19 E
Net realized and unrealized gain (loss)	(.34)	14.13	18.21	(19.29)	(4.66)
Total from investment operations	(.08)	14.40	18.50	(19.00)	(4.47)
Distributions from net investment income	(.17)	(.17)	(.36)	(.25)	(.07)
Distributions from net realized gain	(2.99)	-	(.02)	(1.21)	(4.13)
Total distributions	(3.16)	(.17)	(.38)	(1.46)	(4.20)
Redemption fees added to paid in capital B	- H	.02	- H	.01	.01
Net asset value, end of period	$ 53.02	$ 56.26	$ 42.01	$ 23.89	$ 44.34
Total Return A	.16%	34.32%	77.62%	(44.20)%	(8.89)%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.90%	1.03%	1.03%	.99%
Expenses net of fee waivers, if any	.88%	.90%	1.03%	1.03%	.99%
Expenses net of all reductions	.87%	.90%	1.00%	1.03%	.99%
Net investment income (loss)	.49%	.53%	.90%	.79%	.36% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,647	$ 467,230	$ 107,842	$ 79,705	$ 92,432
Portfolio turnover rate D	82%	114%	265%	81%	84%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..21%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Industrial Equipment Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, futures transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$ 60,944,279	$ 13,321,637	$ (983,784)	$ 12,337,853
Defense and Aerospace Portfolio	619,622,229	101,021,880	(18,186,867)	82,835,013
Environment and Alternative Energy Portfolio	81,069,165	7,520,250	(5,620,462)	1,899,788
Industrial Equipment Portfolio	310,719,311	55,310,109	(7,389,080)	47,921,029
Industrials Portfolio	469,681,909	99,808,723	(7,163,818)	92,644,905
Transportation Portfolio	180,433,852	40,416,297	(6,029,022)	34,387,275

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$ -	$ -	$ -	$ 12,337,853
Defense and Aerospace Portfolio	1,041,869	1,399,918	-	82,835,013
Environment and Alternative Energy Portfolio	2,073	-	(10,368,614)	1,899,737
Industrial Equipment Portfolio	613,406	-	(3,358,221)	47,923,571
Industrials Portfolio	1,189,054	3,164,563	-	92,638,677
Transportation Portfolio	276,212	3,796,061	-	34,387,275

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018
Environment and Alternative Energy Portfolio	$ (6,465,946)

	No expiration Short-term	Total capital loss carryforward
Environment and Alternative Energy Portfolio	$ (3,902,668)	$ (10,368,614)
Industrial Equipment Portfolio	(3,358,221)	(3,358,221)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2012
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 110,454	$ 10,568,849	$ 10,679,303
Defense and Aerospace Portfolio	4,239,094	953,357	5,192,451
Environment and Alternative Energy Portfolio	910,843	-	910,843
Industrial Equipment Portfolio	2,550,520	1,033,874	3,584,394
Industrials Portfolio	2,779,155	14,525,491	17,304,646
Transportation Portfolio	2,358,640	12,376,687	14,735,327
February 28, 2011
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 504,999	$ -	$ 504,999
Defense and Aerospace Portfolio	3,876,538	-	3,876,538
Environment and Alternative Energy Portfolio	275,920	-	275,920
Industrial Equipment Portfolio	976,933	-	976,933
Industrials Portfolio	1,731,948	-	1,731,948
Transportation Portfolio	1,416,143	-	1,416,143

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Industrials Portfolio (the Fund) used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or

Annual Report

5. Derivative Instruments - continued

Futures Contracts - continued

(depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,066,541 and a change in net unrealized appreciation (depreciation) of $484,379 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	75,944,304	117,668,832
Defense and Aerospace Portfolio	366,541,837	435,723,376
Environment and Alternative Energy Portfolio	159,959,484	162,565,342
Industrial Equipment Portfolio	320,534,142	335,194,531
Industrials Portfolio	526,809,201	526,373,581
Transportation Portfolio	221,850,289	466,726,683

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environment and Alternative Energy Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.26%
Defense and Aerospace Portfolio	.25%
Environment and Alternative Energy Portfolio	.30%
Industrial Equipment Portfolio	.21%
Industrials Portfolio	.25%
Transportation Portfolio	.24%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 5,816
Defense and Aerospace Portfolio	8,446
Environment and Alternative Energy Portfolio	3,815
Industrial Equipment Portfolio	13,822
Industrials Portfolio	9,998
Transportation Portfolio	15,181

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$ 5,492,429.35%		$ 375
Industrial Equipment Portfolio	Borrower	5,135,167.35%		299
Industrials Portfolio	Borrower	7,916,174.36%		1,833
Transportation Portfolio	Borrower	8,799,250.37%		1,810

8. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$ 262
Defense and Aerospace Portfolio	1,932
Environment and Alternative Energy Portfolio	258
Industrial Equipment Portfolio	917
Industrials Portfolio	1,510
Transportation Portfolio	982

During the period, there were no borrowings on this line of credit.

9. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of

Annual Report

9. Security Lending - continued

securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Defense and Aerospace Portfolio	$ 1,450	$ -
Environment and Alternative Energy Portfolio	7,240	921,476
Transportation Portfolio	442	-

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$ 6,187	$ -
Defense and Aerospace Portfolio	17,036	16
Environment and Alternative Energy Portfolio	6,355	-
Industrial Equipment Portfolio	10,774	-
Industrials Portfolio	30,541	-
Transportation Portfolio	23,124	-

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 22% and 18% of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio, respectively. Strategic Advisers U.S. Opportunities Fund was the owner of record of approximately 16% and 14% of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio, respectively. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 47% and 44% of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/16/12	04/13/12	$0.000	$0.000
Defense and Aerospace Portfolio	04/16/12	04/13/12	$0.140	$0.188
Environment and Alternative Energy Portfolio	04/16/12	04/13/12	$0.002	$0.000
Industrial Equipment Portfolio	04/16/12	04/13/12	$0.067	$0.000
Industrials Portfolio	04/16/12	04/13/12	$0.053	$0.142
Transportation Portfolio	04/16/12	04/13/12	$0.076	$1.043

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$5,990,152
Defense and Aerospace Portfolio	$2,958,597
Industrials Portfolio	$11,082,421
Transportation Portfolio	$20,856,867

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Air Transportation Portfolio	100%	0%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	89%	84%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2011	December 2011
Air Transportation Portfolio	100%	0%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
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1-800-544-8888

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Fidelity®

Select Portfolios®

Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Chemicals	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Gold	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Materials	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	10.31%	11.62%	13.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Mahmoud Sharaf, Portfolio Manager of Chemicals Portfolio: For the one-year period ending February 29, 2012, the fund returned 10.31%, easily outpacing both the 7.00% gain of its industry benchmark, the MSCI® U.S. IM Chemicals 25/50 Index, and the broad-based S&P 500®. Versus the MSCI index, positioning in fertilizers/agricultural chemicals, stock picking in specialty chemicals and commodity chemicals, and an out-of-benchmark holding in oil/gas refining and marketing helped most. As part of my strategy, I tend to hold an average cash stake of 4% to 5% in order to offset my investments in more-aggressive, higher-beta names. During the volatile period, this modest cash position was a plus. Conversely, a small out-of-index investment in environmental and facility services curbed results, as did security selection in industrial gases. An overweighting in Solutia, which makes chemicals for the auto, construction and solar markets, was the fund's top relative contributor. The stock was a big detractor until late January, when Eastman Chemical announced it would acquire Solutia for a premium. My belief that U.S. chemicals are at an advantage due to low domestic natural gas prices relative to high international oil led me to overweight CF Industries Holdings, a provider of nitrogen fertilizer, and LyondellBasell Industries, which sells polypropylene and polypropylene compounds. Both companies are suppliers to international markets and benefited from higher product costs overseas. Underweighting Mosaic, a supplier of phosphate and potash, used in agriculture, was the right call. I believed the potash industry was moving into oversupply and investors were pricing peak fundamentals into stocks here. Kraton Performance Polymers manufactures and markets butadiene, and its stock benefited from pricing power due to structural short supply in that market. An underweighting in chemicals giant E.I. du Pont de Nemours - the largest index component - also lifted results. Of final note, several out-of-benchmark investments contributed, including CVR Energy, an independent petroleum refiner, and Arkema, a French chemical manufacturing firm. I underestimated the pricing power of Cabot, which produces rubber blacks used in tires. Tire sales increased during the period, and I sold the stock prematurely. I made an out-of-benchmark investment in Swisher Hygiene, a provider of cleaning and sanitation chemicals, because I believed the company could successfully execute its strategy of buying smaller companies and achieving economies of scale. However, the stock slipped as investors questioned whether this strategy could be executed in the midst of financial market uncertainty and lagging gross domestic product (GDP) growth. Underweighting Lubrizol, which makes automotive additives and advanced materials, and Nalco Holding, which specializes in water treatment, detracted, because both companies saw their stocks soar after announcing they would be acquired - Lubrizol by insurance-focused conglomerate Berkshire Hathaway, and Nalco by disinfectant producer Ecolab. I sold Lubrizol after the announcement in March.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.84%	$ 1,000.00	$ 1,142.40	$ 4.47
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.69	$ 4.22

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.4	7.8
Praxair, Inc.	8.3	10.4
Monsanto Co.	7.6	8.0
Dow Chemical Co.	6.2	8.1
Ecolab, Inc.	5.7	5.0
LyondellBasell Industries NV Class A	5.2	4.3
CF Industries Holdings, Inc.	5.1	5.5
Eastman Chemical Co.	4.5	0.8
Air Products & Chemicals, Inc.	4.4	4.2
The Mosaic Co.	4.2	7.0
	59.6
Top Industries (% of fund's net assets)
As of February 29, 2012
Chemicals	89.7%
Oil, Gas & Consumable Fuels	3.9%
Marine	1.4%
Energy Equipment & Services	1.1%
Commercial Services & Supplies	0.4%
All Others*	3.5%

As of August 31, 2011
Chemicals	94.1%
Commercial Services & Supplies	0.7%
Energy Equipment & Services	0.3%
Oil, Gas & Consumable Fuels	0.0%
All Others*	4.9%

* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CHEMICALS - 89.7%
Commodity Chemicals - 2.0%
Arkema SA	138,800	$ 12,718,066
TPC Group, Inc. (a)	131,099	4,554,379
		17,272,445
Diversified Chemicals - 23.9%
Akzo Nobel NV	110,190	6,249,802
BASF AG	120,519	10,580,602
Dow Chemical Co.	1,576,738	52,836,490
E.I. du Pont de Nemours & Co.	1,425,100	72,466,335
Eastman Chemical Co.	708,100	38,329,453
Lanxess AG	17,215	1,286,587
PPG Industries, Inc.	172,100	15,704,125
Solutia, Inc.	284,495	7,997,154
		205,450,548
Fertilizers & Agricultural Chemicals - 18.4%
CF Industries Holdings, Inc.	237,953	44,259,258
Monsanto Co.	847,840	65,605,859
Rentech Nitrogen Partners LP	525,055	12,989,861
The Mosaic Co.	624,442	36,061,526
		158,916,504
Industrial Gases - 12.7%
Air Products & Chemicals, Inc.	418,100	37,729,344
Praxair, Inc.	657,407	71,657,363
		109,386,707
Specialty Chemicals - 32.7%
Ashland, Inc.	413,400	26,275,704
Celanese Corp. Class A	101,961	4,850,285
Cytec Industries, Inc.	256,843	15,271,885
Ecolab, Inc.	820,699	49,241,940
Ferro Corp. (a)	207,330	1,150,682
Innophos Holdings, Inc.	321,805	16,212,536
Kraton Performance Polymers, Inc. (a)	395,800	10,999,282
LyondellBasell Industries NV Class A	1,047,478	45,230,100
Rockwood Holdings, Inc. (a)	384,988	20,500,611
Sherwin-Williams Co.	216,200	22,301,030
Sigma Aldrich Corp. (d)	434,000	31,156,860
Valspar Corp.	220,200	10,206,270
W.R. Grace & Co. (a)	491,984	28,023,409
		281,420,594
TOTAL CHEMICALS		772,446,798
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Environmental & Facility Services - 0.4%
Swisher Hygiene, Inc.	549,240	1,620,258
Swisher Hygiene, Inc. (Canada) (a)	559,700	1,651,116
		3,271,374

	Shares	Value
ENERGY EQUIPMENT & SERVICES - 1.1%
Oil & Gas Drilling - 1.1%
Ocean Rig UDW, Inc. (United States)	296,524	$ 5,159,518
Seadrill Ltd.	104,700	4,404,729
		9,564,247
MARINE - 1.1%
Marine - 1.1%
DryShips, Inc. (a)(d)	2,749,363	9,567,783
OIL, GAS & CONSUMABLE FUELS - 3.9%
Oil & Gas Exploration & Production - 1.0%
WPX Energy, Inc.	466,500	8,471,640
Oil & Gas Refining & Marketing - 0.3%
Rentech, Inc. (a)	1,586,805	2,824,513
Oil & Gas Storage & Transport - 2.6%
Atlas Pipeline Partners, LP	241,145	8,910,308
Cheniere Energy, Inc. (a)	620,700	9,335,328
Markwest Energy Partners LP	70,900	4,240,529
		22,486,165
TOTAL OIL, GAS & CONSUMABLE FUELS		33,782,318
TOTAL COMMON STOCKS (Cost $676,694,378)		828,632,520
Convertible Bonds - 0.3%
Principal Amount
MARINE - 0.3%
Marine - 0.3%
DryShips, Inc. 5% 12/1/14 (Cost $2,368,390)	$ 2,790,000	2,357,550
Money Market Funds - 4.7%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	38,887,491	38,887,491
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	2,112,525	2,112,525
TOTAL MONEY MARKET FUNDS (Cost $41,000,016)		41,000,016
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $720,062,784)	871,990,086
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(10,450,942)
NET ASSETS - 100%	$ 861,539,144
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 38,301
Fidelity Securities Lending Cash Central Fund	434,303
Total	$ 472,604
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 828,632,520	$ 828,632,520	$ -	$ -
Convertible Bonds	2,357,550	-	2,357,550	-
Money Market Funds	41,000,016	41,000,016	-	-
Total Investments in Securities:	$ 871,990,086	$ 869,632,536	$ 2,357,550	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.7%
Netherlands	5.9%
Marshall Islands	2.0%
France	1.5%
Germany	1.4%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $1,971,390) - See accompanying schedule: Unaffiliated issuers (cost $679,062,768)	$ 830,990,070
Fidelity Central Funds (cost $41,000,016)	41,000,016
Total Investments (cost $720,062,784)		$ 871,990,086
Receivable for investments sold		27,805,147
Receivable for fund shares sold		4,252,923
Dividends receivable		905,376
Interest receivable		34,487
Distributions receivable from Fidelity Central Funds		4,005
Prepaid expenses		1,803
Other receivables		8,659
Total assets		905,002,486

Liabilities
Payable for investments purchased	$ 39,032,242
Payable for fund shares redeemed	1,720,644
Accrued management fee	398,029
Other affiliated payables	169,002
Other payables and accrued expenses	30,900
Collateral on securities loaned, at value	2,112,525
Total liabilities		43,463,342

Net Assets		$ 861,539,144
Net Assets consist of:
Paid in capital		$ 717,326,855
Undistributed net investment income		623,552
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,349,092)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,937,829
Net Assets, for 7,795,048 shares outstanding		$ 861,539,144
Net Asset Value, offering price and redemption price per share ($861,539,144 ÷ 7,795,048 shares)		$ 110.52

Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 11,486,765
Interest		5,928
Income from Fidelity Central Funds		472,604
Total income		11,965,297

Expenses
Management fee	$ 4,175,466
Transfer agent fees	1,735,564
Accounting and security lending fees	267,958
Custodian fees and expenses	18,215
Independent trustees' compensation	4,325
Registration fees	64,788
Audit	48,145
Legal	2,998
Interest	645
Miscellaneous	6,363
Total expenses before reductions	6,324,467
Expense reductions	(81,766)	6,242,701
Net investment income (loss)		5,722,596
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,397,647
Foreign currency transactions	(155,830)
Total net realized gain (loss)		15,241,817
Change in net unrealized appreciation (depreciation) on: Investment securities	35,941,730
Assets and liabilities in foreign currencies	10,527
Total change in net unrealized appreciation (depreciation)		35,952,257
Net gain (loss)		51,194,074
Net increase (decrease) in net assets resulting from operations		$ 56,916,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemical Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,722,596	$ 3,940,718
Net realized gain (loss)	15,241,817	17,783,542
Change in net unrealized appreciation (depreciation)	35,952,257	138,994,021
Net increase (decrease) in net assets resulting from operations	56,916,670	160,718,281
Distributions to shareholders from net investment income	(4,429,446)	(3,360,209)
Distributions to shareholders from net realized gain	-	(10,408,869)
Total distributions	(4,429,446)	(13,769,078)
Share transactions Proceeds from sales of shares	571,810,704	331,258,688
Reinvestment of distributions	4,296,838	13,366,343
Cost of shares redeemed	(459,470,250)	(217,023,388)
Net increase (decrease) in net assets resulting from share transactions	116,637,292	127,601,643
Redemption fees	82,316	19,986
Total increase (decrease) in net assets	169,206,832	274,570,832

Net Assets
Beginning of period	692,332,312	417,761,480
End of period (including undistributed net investment income of $623,552 and undistributed net investment income of $116,858, respectively)	$ 861,539,144	$ 692,332,312
Other Information Shares
Sold	5,550,618	3,814,779
Issued in reinvestment of distributions	45,627	162,366
Redeemed	(4,666,200)	(2,650,727)
Net increase (decrease)	930,045	1,326,418

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 100.85	$ 75.43	$ 42.74	$ 81.31	$ 70.60
Income from Investment Operations
Net investment income (loss) C	.76	.69	1.00 F	.73	.85
Net realized and unrealized gain (loss)	9.52	27.20	32.77	(38.63)	12.80
Total from investment operations	10.28	27.89	33.77	(37.90)	13.65
Distributions from net investment income	(.62)	(.57)	(1.08)	(.68)	(.49)
Distributions from net realized gain	-	(1.91)	-	(.02)	(2.46)
Total distributions	(.62)	(2.47) J	(1.08)	(.70)	(2.95)
Redemption fees added to paid in capital C	.01	- I	- I	.03	.01
Net asset value, end of period	$ 110.52	$ 100.85	$ 75.43	$ 42.74	$ 81.31
Total Return A,B	10.31%	37.74%	79.15%	(46.68) %	19.40%
Ratios to Average Net Assets D,G
Expenses before reductions	.85%	.90%	.96%	.91%	.93%
Expenses net of fee waivers, if any	.85%	.90%	.96%	.91%	.93%
Expenses net of all reductions	.84%	.89%	.95%	.90%	.93%
Net investment income (loss)	.77%	.84%	1.53% F	1.05%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 861,539	$ 692,332	$ 417,761	$ 243,144	$ 320,835
Portfolio turnover rate E	119%	108%	228%	201%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $2.47 per share is comprised of distributions from net investment income of $.565 and distributions from net realized gain of $1.905 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 150,127,354
Gross unrealized depreciation	(12,383,445)
Net unrealized appreciation (depreciation) on securities and other investments	$ 137,743,909

Tax Cost	$ 734,246,177

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 621,027
Undistributed long-term capital gain	$ 5,836,971
Net unrealized appreciation (depreciation)	$ 137,754,436

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 4,429,446	$ 3,556,186
Long-term Capital Gains	-	10,212,892
Total	$ 4,429,446	$ 13,769,078

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short short-term securities, aggregated $1,003,908,534 and $871,194,120, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,868 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,426,250.34%		$ 645

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,098 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $434,303. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $81,731 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $35, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	-6.00%	11.01%	16.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Gold Portfolio: For the year, the fund's Retail Class shares returned -6.00%, trailing the -4.75% return of the S&P® Global BMI Gold Capped Index, as well as the S&P 500® Index. Relative to the industry benchmark, the fund underperformed because several larger companies I owned did not execute well during the reporting period. The largest detractors were overweighted positions in gold names that failed to execute during the period. Among them were senior gold producers AngloGold Ashanti, Agnico-Eagle Mines and Kinross Gold. While AngloGold did improve several key financial and operating metrics, the market remained concerned about perceived risks in South Africa and the company's ability to execute on its growth plans. Both Agnico and Kinross suffered significant setbacks at key assets during the period that caused the stocks to disappoint. In the exploration and development space, overweightings in Canaco Resources (Tanzania asset), Kingsgate Consolidated (Thailand) and Romarco Minerals (South Carolina) detracted because each incurred challenges with their projects that caused the market concern. The fund also was hurt by underweighting several outperforming junior and development stocks that I didn't feel warranted larger positions based on their risk/reward profiles. In addition, I overweighted several silver stocks that underperformed. Currency fluctuations also hurt, given the fund's significant foreign exposure as a global gold fund. The largest contribution came from companies that executed on their growth plans. These stocks covered the gold equity spectrum and were highlighted by such names as Randgold Resources, Pretium Resources, Troy Resources, Argonaut Gold and Goldcorp. The second-largest contributor was correctly underweighting poor-performing names that disappointed the market in terms of execution. These were typically junior and development companies, such as Gabriel Resources, Golden Star Resources, Tanzanian Royalty Exploration and Nevsun Resources. Lastly, our gold bullion position helped performance. Golden Star and Tanzanian Royalty Exploration were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.15%
Actual		$ 1,000.00	$ 880.80	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77
Class T	1.43%
Actual		$ 1,000.00	$ 879.70	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.17
Class B	1.91%
Actual		$ 1,000.00	$ 877.70	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Class C	1.88%
Actual		$ 1,000.00	$ 877.70	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,015.51	$ 9.42
Gold	.90%
Actual		$ 1,000.00	$ 882.20	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class	.82%
Actual		$ 1,000.00	$ 882.30	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	12.2	11.0
Barrick Gold Corp.	11.9	11.9
Newmont Mining Corp.	9.0	7.9
Newcrest Mining Ltd.	8.4	9.0
AngloGold Ashanti Ltd. sponsored ADR	5.1	4.7
Kinross Gold Corp.	4.0	5.6
Yamana Gold, Inc.	3.9	3.3
Randgold Resources Ltd. sponsored ADR	3.6	3.0
Gold Fields Ltd.	3.4	3.2
Eldorado Gold Corp.	2.7	3.1
	64.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Gold	98.5%
Precious Metals & Minerals	0.9%
Diversified Metals & Mining	0.2%
Coal & Consumable Fuels	0.1%
Specialty Stores	0.0%
All Others*	0.3%

As of August 31, 2011
Gold	97.9%
Precious Metals & Minerals	1.2%
Coal & Consumable Fuels	0.3%
Diversified Metals & Mining	0.2%
Construction & Engineering	0.2%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 11.5%
METALS & MINING - 11.5%
Gold - 11.5%
Ampella Mining Ltd. (a)	150,000	$ 229,204
CGA Mining Ltd.:
(Australia) (a)	18,920	40,474
(Canada) (a)	270,000	564,745
Evolution Mining Ltd. (a)	853,235	1,838,997
Gryphon Minerals Ltd. (a)	317,692	395,167
Intrepid Mines Ltd.:
(Australia) (a)	8,709,798	12,328,162
(Canada) (a)	320,000	433,284
Kingsgate Consolidated NL (d)	3,705,767	27,259,540
Kula Gold Ltd. (a)	31,245	36,854
Medusa Mining Ltd.	2,572,885	17,739,756
Newcrest Mining Ltd.	10,268,992	368,773,129
Papillon Resources Ltd. (a)	100,000	120,098
Perseus Mining Ltd.:
(Australia) (a)	4,599,308	14,154,375
(Canada) (a)	1,300,000	3,783,156
Regis Resources Ltd. (a)	4,898,292	22,743,059
Resolute Mining Ltd. (a)	4,911,661	10,954,890
St Barbara Ltd. (a)	4,644,676	11,504,923
Troy Resources NL (a)(e)	1,900,000	10,060,122
		502,959,935
Bailiwick of Jersey - 4.5%
METALS & MINING - 4.5%
Gold - 4.5%
Centamin PLC (a)	12,611,900	18,217,214
Polyus Gold International Ltd. sponsored GDR (a)	7,033,190	23,490,855
Randgold Resources Ltd. sponsored ADR	1,351,867	155,099,701
		196,807,770
Bermuda - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Continental Gold Ltd. (a)	130,100	1,035,910
Canada - 55.8%
METALS & MINING - 55.8%
Diversified Metals & Mining - 0.2%
Barisan Gold Corp. (e)	2,500	1,112
Barisan Gold Corp. warrants 9/26/13 (a)	625	0
Clifton Star Resources, Inc. (a)	25,000	73,258
Copper Mountain Mining Corp. (a)	137,000	707,392
East Asia Minerals Corp. (a)	5,000	3,284
Eastmain Resources, Inc. (a)	10,000	12,126
Kimber Resources, Inc. (a)	16,100	16,919
Kimber Resources, Inc. (a)(e)	5,832,000	6,128,712
Rio Alto Mining Ltd. (a)	10,000	45,167

	Shares	Value
Sabina Gold & Silver Corp. (a)	465,000	$ 1,508,261
Southern Arc Minerals, Inc. (a)	30,000	20,007
Trelawney Mining and Exploration, Inc. (a)	250,000	593,644
		9,109,882
Gold - 54.8%
Agnico-Eagle Mines Ltd. (Canada)	2,642,200	96,033,885
Alacer Gold Corp. (a)	3,169,063	30,581,066
Alamos Gold, Inc.	1,968,800	36,684,355
Argonaut Gold, Inc. (a)	629,800	6,204,769
ATAC Resources Ltd. (a)	67,200	207,104
AuRico Gold, Inc. (a)	4,366,763	42,800,587
Aurizon Mines Ltd. (a)	2,366,900	12,556,181
Avion Gold Corp. (a)	4,835,000	8,207,750
B2Gold Corp. (a)	4,542,400	18,726,814
Banro Corp. (a)	1,380,786	7,478,415
Barrick Gold Corp. (d)	10,914,019	522,073,116
Bearing Resources Ltd. (a)	29,687	13,799
Belo Sun Mining Corp. (a)	65,000	67,650
Canaco Resources, Inc. (a)	1,295,100	1,897,534
Canaco Resources, Inc. (e)	561,600	822,836
Centerra Gold, Inc.	2,301,200	46,272,804
China Gold International Resources Corp. Ltd. (a)	90,000	393,776
Colossus Minerals, Inc. (a)	1,436,100	10,172,345
Corvus Gold, Inc. (a)	138,350	131,409
Detour Gold Corp. (a)	618,000	16,954,176
Detour Gold Corp. (a)(e)	785,900	21,560,334
Eldorado Gold Corp.	7,576,013	115,747,299
European Goldfields Ltd.	1,906,700	25,200,461
Exeter Resource Corp. (a)	238,000	791,209
Extorre Gold Mines Ltd. (a)	423,000	3,205,679
Extorre Gold Mines Ltd. (e)	61,300	464,558
Franco-Nevada Corp.	1,834,900	81,060,807
Gabriel Resources Ltd. (a)	595,000	3,637,397
Goldcorp, Inc.	11,004,100	533,387,239
Gran Colombia Gold Corp. (a)(d)	1,665,000	874,855
Great Basin Gold Ltd. (a)(d)	5,972,900	5,190,415
Guyana Goldfields, Inc. (a)	1,093,000	6,206,901
Guyana Goldfields, Inc. (a)(e)	155,000	880,210
IAMGOLD Corp.	5,133,200	77,595,788
International Minerals Corp.:
(Canada) (a)	157,100	893,723
(Switzerland) (a)	15,000	84,549
International Tower Hill Mines Ltd. (a)	546,700	2,773,136
Keegan Resources, Inc. (a)	30,000	146,112
Kinross Gold Corp.	15,857,091	175,451,065
Kinross Gold Corp. warrants 9/17/14 (a)	375,441	371,780
Kirkland Lake Gold, Inc. (a)	859,500	14,434,285
Lake Shore Gold Corp. (a)	3,196,600	4,974,247
Nevsun Resources Ltd.	50,000	206,639
New Gold, Inc. (a)	6,312,455	73,735,139
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	14,796
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Novagold Resources, Inc. (a)(d)	2,955,000	$ 24,454,555
OceanaGold Corp. (a)	1,455,000	3,690,244
Orezone Gold Corp. (a)	80,000	227,959
Osisko Mining Corp. (a)	2,477,000	31,386,429
Osisko Mining Corp. (a)(e)	3,000,000	38,013,439
Pilot Gold, Inc. (a)	91,250	165,968
Premier Gold Mines Ltd. (a)	2,026,800	11,448,302
Primero Mining Corp. (a)	534,300	1,511,686
Queenston Mining, Inc. (a)	215,000	1,031,930
Rainy River Resources Ltd. (a)	690,000	5,319,759
Richmont Mines, Inc. (a)	20,000	204,517
Riva Gold Corp. (a)	10,000	3,132
Romarco Minerals, Inc. (a)	7,795,500	8,507,189
Romarco Minerals, Inc. (a)(e)	5,900,000	6,438,640
Rubicon Minerals Corp. (a)	2,581,352	9,416,138
San Gold Corp. (a)	4,674,400	7,982,353
Seabridge Gold, Inc. (a)	601,905	14,241,073
SEMAFO, Inc.	4,590,000	30,796,342
Sulliden Gold Corp. Ltd. (a)	10,000	15,561
Teranga Gold Corp. CDI unit (a)	3,410,974	8,851,362
Torex Gold Resources, Inc. (a)	5,356,000	12,555,873
Yamana Gold, Inc.	9,938,100	172,522,162
		2,395,953,607
Precious Metals & Minerals - 0.8%
Chesapeake Gold Corp. (a)	6,000	58,748
Dalradian Resources, Inc. (a)	41,000	72,500
Fortuna Mines, Inc. (a)	20,000	139,847
Orko Silver Corp. (a)	416,000	882,736
Pan American Silver Corp.	224,487	5,623,399
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	1,140,953
Pretium Resources, Inc. (a)	10,000	179,356
Pretium Resources, Inc. (f)	450,000	8,071,035
Pretium Resources, Inc. warrants 4/8/12 (a)(f)	225,000	1,175,416
Silver Wheaton Corp.	347,100	13,285,654
Silvercorp Metals, Inc.	75,000	550,952
Tahoe Resources, Inc. (a)	185,500	3,958,733
Wildcat Silver Corp. (a)	30,000	63,053
		35,202,382
TOTAL METALS & MINING		2,440,265,871

	Shares	Value
China - 2.3%
METALS & MINING - 2.3%
Gold - 2.3%
Zhaojin Mining Industry Co. Ltd. (H Shares)	9,084,150	$ 18,739,624
Zijin Mining Group Co. Ltd. (H Shares)	173,566,000	83,246,157
		101,985,781
Japan - 0.0%
SPECIALTY RETAIL - 0.0%
Specialty Stores - 0.0%
Tsutsumi Jewelry Co. Ltd.	5,100	133,374
Peru - 2.1%
METALS & MINING - 2.1%
Gold - 2.1%
Compania de Minas Buenaventura SA sponsored ADR	2,327,500	93,402,575
South Africa - 10.3%
METALS & MINING - 10.3%
Gold - 10.3%
AngloGold Ashanti Ltd. sponsored ADR	5,262,952	223,412,312
Gold Fields Ltd.	55,000	853,025
Gold Fields Ltd. sponsored ADR	9,726,026	149,489,020
Harmony Gold Mining Co. Ltd.	1,484,000	19,106,926
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	4,381,800	55,736,496
		448,597,779
United Kingdom - 0.8%
METALS & MINING - 0.8%
Gold - 0.8%
African Barrick Gold Ltd.	1,445,600	10,808,404
Avocet Mining PLC	10,000	35,753
Patagonia Gold PLC (a)	160,000	97,993
Petropavlovsk PLC	2,195,929	25,099,245
		36,041,395
United States of America - 11.4%
METALS & MINING - 11.3%
Gold - 11.2%
Allied Nevada Gold Corp. (a)	1,245,100	42,843,891
Allied Nevada Gold Corp. (Canada) (a)	20,000	690,547
Newmont Mining Corp.	6,572,150	390,385,710
Royal Gold, Inc. (d)	768,113	53,345,448
		487,265,596
Precious Metals & Minerals - 0.1%
Coeur d'Alene Mines Corp. (a)	10,000	284,400
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Gold Resource Corp. (d)	30,000	$ 733,500
McEwen Mining, Inc. (a)(d)	730,100	3,818,423
		4,836,323
TOTAL METALS & MINING		492,101,919
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Alpha Natural Resources, Inc. (a)	228,300	4,237,248
TOTAL UNITED STATES OF AMERICA		496,339,167
TOTAL COMMON STOCKS (Cost $3,324,595,054)		4,317,569,557
Commodities - 1.0%
	Troy Ounces
Gold Bullion (a) (Cost $26,325,850)	25,500	43,131,465
Money Market Funds - 13.7%

Fidelity Cash Central Fund, 0.12% (b)	22,033,943	22,033,943
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	577,742,949	577,742,949
TOTAL MONEY MARKET FUNDS (Cost $599,776,892)		599,776,892
TOTAL INVESTMENT PORTFOLIO - 113.4% (Cost $3,950,697,796)	4,960,477,914
NET OTHER ASSETS (LIABILITIES) - (13.4)%	(584,968,362)
NET ASSETS - 100%	$ 4,375,509,552
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $84,384,759 or 1.9% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,246,451 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 4,344,586
Pretium Resources, Inc. warrants 4/8/12	3/31/11	$ 296,025
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,481
Fidelity Securities Lending Cash Central Fund	717,855
Total	$ 740,336
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 26,107,166	$ 55,875,145	$ 40,620,000	$ -	$ 43,125,922
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 4,317,569,557	$ 4,296,395,395	$ 21,100,904	$ 73,258
Commodities	43,131,465	43,131,465	-	-
Money Market Funds	599,776,892	599,776,892	-	-
Total Investments in Securities:	$ 4,960,477,914	$ 4,939,303,752	$ 21,100,904	$ 73,258
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(44,374)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	117,632
Transfers out of Level 3	-
Ending Balance	$ 73,258
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (44,374)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Consolidated Statement of Operations.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $535,479,046) - See accompanying schedule: Unaffiliated issuers (cost $3,324,595,054)	$ 4,317,569,557
Fidelity Central Funds (cost $599,776,892)	599,776,892
Commodities (cost $26,325,850)	43,131,465
Total Investments (cost $3,950,697,796)		$ 4,960,477,914
Cash		6,070
Receivable for investments sold Regular delivery		1,753,475
Delayed delivery		1,979,437
Receivable for fund shares sold		6,465,997
Dividends receivable		2,191,884
Distributions receivable from Fidelity Central Funds		44,216
Prepaid expenses		8,389
Other receivables		10,597
Total assets		4,972,937,979

Liabilities
Payable for investments purchased	$ 9,398,938
Payable for fund shares redeemed	6,853,717
Accrued management fee	2,063,356
Distribution and service plan fees payable	125,405
Other affiliated payables	1,156,454
Other payables and accrued expenses	87,608
Collateral on securities loaned, at value	577,742,949
Total liabilities		597,428,427

Net Assets		$ 4,375,509,552
Net Assets consist of:
Paid in capital		$ 3,692,368,794
Accumulated net investment loss		(30,304,890)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(296,343,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,009,789,458
Net Assets		$ 4,375,509,552

Consolidated Statement of Assets and Liabilities -
continued

February 29, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($152,969,349 ÷ 3,371,365 shares)	$ 45.37

Maximum offering price per share (100/94.25 of $45.37)	$ 48.14
Class T: Net Asset Value and redemption price per share ($40,663,537 ÷ 902,904 shares)	$ 45.04

Maximum offering price per share (100/96.50 of $45.04)	$ 46.67
Class B: Net Asset Value and offering price per share ($20,893,998 ÷ 472,311 shares)A	$ 44.24

Class C: Net Asset Value and offering price per share ($67,995,613 ÷ 1,543,490 shares)A	$ 44.05

Gold: Net Asset Value, offering price and redemption price per share ($3,924,438,986 ÷ 85,394,874 shares)	$ 45.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($168,548,069 ÷ 3,674,347 shares)	$ 45.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 38,009,925
Interest		6
Income from Fidelity Central Funds		740,336
Total income		38,750,267

Expenses
Management fee	$ 25,411,280
Transfer agent fees	12,523,829
Distribution and service plan fees	1,573,273
Accounting and security lending fees	1,580,157
Custodian fees and expenses	426,402
Independent trustees' compensation	26,914
Registration fees	210,059
Audit	35,272
Legal	15,466
Interest	2,740
Miscellaneous	44,874
Total expenses before reductions	41,850,266
Expense reductions	(188,884)	41,661,382
Net investment income (loss)		(2,911,115)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	73,143,949
Commodities	(3,419,750)
Foreign currency transactions	(249,291)
Total net realized gain (loss)		69,474,908
Change in net unrealized appreciation (depreciation) on: Investments	(369,226,287)
Assets and liabilities in foreign currencies	25,359
Commodities	5,290,565
Total change in net unrealized appreciation (depreciation)		(363,910,363)
Net gain (loss)		(294,435,455)
Net increase (decrease) in net assets resulting from operations		$ (297,346,570)

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,911,115)	$ (16,366,924)
Net realized gain (loss)	69,474,908	401,575,169
Change in net unrealized appreciation (depreciation)	(363,910,363)	806,517,405
Net increase (decrease) in net assets resulting from operations	(297,346,570)	1,191,725,650
Distributions to shareholders from net realized gain	(238,750,097)	(403,524,767)
Share transactions - net increase (decrease)	229,358,064	849,828,502
Redemption fees	461,104	423,645
Total increase (decrease) in net assets	(306,277,499)	1,638,453,030

Net Assets
Beginning of period	4,681,787,051	3,043,334,021
End of period (including accumulated net investment loss of $30,304,890 and accumulated net investment loss of $1,236, respectively)	$ 4,375,509,552	$ 4,681,787,051

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.92	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Income from Investment Operations
Net investment income (loss) C	(.13)	(.30)	(.25)	(.15)	(.15)
Net realized and unrealized gain (loss)	(2.83)	15.28	11.00	(15.44)	15.00
Total from investment operations	(2.96)	14.98	10.75	(15.59)	14.85
Distributions from net investment income	-	-	-	-	(.19)
Distributions from net realized gain	(2.59)	(4.57)	(.71)	(.17)	(5.01)
Total distributions	(2.59)	(4.57)	(.71)	(.17)	(5.20)
Redemption fees added to paid in capital C	- H	.01	.01	.02	.01
Net asset value, end of period	$ 45.37	$ 50.92	$ 40.50	$ 30.45	$ 46.19
Total Return A,B	(6.24)%	36.99%	35.19%	(33.81) %	44.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.16%	1.21%	1.21%	1.17%
Expenses net of fee waivers, if any	1.14%	1.15%	1.19%	1.19%	1.17%
Expenses net of all reductions	1.14%	1.14%	1.17%	1.15%	1.13%
Net investment income (loss)	(.28)%	(.63)%	(.63)%	(.45)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,969	$ 149,178	$ 82,413	$ 39,144	$ 26,620
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.68	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Income from Investment Operations
Net investment income (loss) C	(.27)	(.43)	(.36)	(.24)	(.25)
Net realized and unrealized gain (loss)	(2.80)	15.21	10.96	(15.42)	15.05
Total from investment operations	(3.07)	14.78	10.60	(15.66)	14.80
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	(2.57)	(4.45)	(.63)	(.17)	(4.97)
Total distributions	(2.57)	(4.45)	(.63)	(.17)	(5.13)
Redemption fees added to paid in capital C	- H	.01	.01	.02	.01
Net asset value, end of period	$ 45.04	$ 50.68	$ 40.34	$ 30.36	$ 46.17
Total Return A,B	(6.49)%	36.62%	34.79%	(33.98) %	44.45%
Ratios to Average Net Assets D,F
Expenses before reductions	1.43%	1.44%	1.51%	1.47%	1.43%
Expenses net of fee waivers, if any	1.42%	1.42%	1.49%	1.45%	1.43%
Expenses net of all reductions	1.42%	1.42%	1.47%	1.41%	1.39%
Net investment income (loss)	(.57)%	(.90)%	(.93)%	(.71)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,664	$ 45,846	$ 26,256	$ 15,284	$ 11,334
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.02	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Income from Investment Operations
Net investment income (loss) C	(.49)	(.66)	(.55)	(.40)	(.45)
Net realized and unrealized gain (loss)	(2.76)	15.02	10.84	(15.34)	14.95
Total from investment operations	(3.25)	14.36	10.29	(15.74)	14.50
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	(2.53)	(4.21)	(.51)	(.17)	(4.84)
Total distributions	(2.53)	(4.21)	(.51)	(.17)	(5.00)
Redemption fees added to paid in capital C	- H	- H	.01	.02	.01
Net asset value, end of period	$ 44.24	$ 50.02	$ 39.87	$ 30.08	$ 45.97
Total Return A,B	(6.95)%	35.97%	34.12%	(34.30)%	43.53%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	2.00%	1.97%	1.93%
Expenses net of fee waivers, if any	1.90%	1.92%	1.98%	1.95%	1.93%
Expenses net of all reductions	1.90%	1.91%	1.96%	1.89%	1.90%
Net investment income (loss)	(1.04)%	(1.39)%	(1.42)%	(1.20)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,894	$ 26,837	$ 18,340	$ 8,421	$ 6,869
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 49.81	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Income from Investment Operations
Net investment income (loss) C	(.47)	(.64)	(.53)	(.39)	(.45)
Net realized and unrealized gain (loss)	(2.76)	14.98	10.80	(15.30)	14.91
Total from investment operations	(3.23)	14.34	10.27	(15.69)	14.46
Distributions from net investment income	-	-	-	-	(.17)
Distributions from net realized gain	(2.53)	(4.28)	(.53)	(.17)	(4.89)
Total distributions	(2.53)	(4.28)	(.53)	(.17)	(5.06)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 44.05	$ 49.81	$ 39.75	$ 30.00	$ 45.85
Total Return A,B	(6.93)%	36.01%	34.15%	(34.30)%	43.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.87%	1.89%	1.97%	1.97%	1.92%
Expenses net of fee waivers, if any	1.87%	1.88%	1.95%	1.95%	1.92%
Expenses net of all reductions	1.87%	1.87%	1.93%	1.89%	1.89%
Net investment income (loss)	(1.01)%	(1.35)%	(1.39)%	(1.20)%	(1.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,996	$ 72,431	$ 38,624	$ 17,544	$ 10,835
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 51.44	$ 40.85	$ 30.67	$ 46.37	$ 36.54
Income from Investment Operations
Net investment income (loss) B	(.02)	(.18)	(.16)	(.04)	(.02)
Net realized and unrealized gain (loss)	(2.85)	15.43	11.10	(15.51)	15.05
Total from investment operations	(2.87)	15.25	10.94	(15.55)	15.03
Distributions from net investment income	-	-	-	-	(.18)
Distributions from net realized gain	(2.61)	(4.67)	(.77)	(.17)	(5.03)
Total distributions	(2.61)	(4.67)	(.77)	(.17)	(5.21)
Redemption fees added to paid in capital B	- G	.01	.01	.02	.01
Net asset value, end of period	$ 45.96	$ 51.44	$ 40.85	$ 30.67	$ 46.37
Total Return A	(6.00)%	37.35%	35.52%	(33.59) %	45.10%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.91%	.98%	.89%	.85%
Expenses net of fee waivers, if any	.89%	.90%	.96%	.87%	.85%
Expenses net of all reductions	.89%	.89%	.94%	.86%	.81%
Net investment income (loss)	(.03)%	(.37)%	(.40)%	(.13)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,924,439	$ 4,250,249	$ 2,839,664	$ 1,881,600	$ 2,381,114
Portfolio turnover rate D	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 51.32	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Income from Investment Operations
Net investment income (loss) B	.02	(.15)	(.15)	(.05)	(.01)
Net realized and unrealized gain (loss)	(2.85)	15.41	11.08	(15.49)	15.03
Total from investment operations	(2.83)	15.26	10.93	(15.54)	15.02
Distributions from net investment income	-	-	-	-	(.19)
Distributions from net realized gain	(2.62)	(4.72)	(.82)	(.17)	(5.04)
Total distributions	(2.62)	(4.72)	(.82)	(.17)	(5.23)
Redemption fees added to paid in capital B	- G	.01	.01	.02	.01
Net asset value, end of period	$ 45.87	$ 51.32	$ 40.77	$ 30.65	$ 46.34
Total Return A	(5.94)%	37.45%	35.50%	(33.59)%	45.10%
Ratios to Average Net Assets C,E
Expenses before reductions	.82%	.85%	.95%	.91%	.83%
Expenses net of fee waivers, if any	.81%	.84%	.93%	.89%	.83%
Expenses net of all reductions	.81%	.83%	.91%	.86%	.79%
Net investment income (loss)	.04%	(.31)%	(.37)%	(.14)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 168,548	$ 137,246	$ 38,037	$ 6,070	$ 3,174
Portfolio turnover rate D	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 29, 2012

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary

The Fund invests in certain precious metals through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 29, 2012, the Fund held $43,125,922 in the Subsidiary, representing 1.0% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Consolidated Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Consolidated Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's consolidated financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 978,179,807
Gross unrealized depreciation	(267,966,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ 710,213,695

Tax Cost	$ 4,250,258,676

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 710,223,035

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 158,364,329	$ 183,285,077
Long-term Capital Gains	80,385,768	220,239,690
Total	$ 238,750,097	$ 403,524,767

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

Annual Report

Notes to Consolidated Financial Statements - continued

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,031,786,123 and $1,013,560,327, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its net assets. Under the management contract, FMR pays all other expenses of the Subsidiary, except custodian fees.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 392,212	$ 18,344
Class T	.25%	.25%	220,956	449
Class B	.75%	.25%	241,049	180,787
Class C	.75%	.25%	719,056	161,254
			$ 1,573,273	$ 360,834

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 116,881
Class T	23,072
Class B*	51,658
Class C*	20,316
$ 211,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 435,931.28
Class T	138,519.31
Class B	70,547.29
Class C	187,586.26
Gold	11,373,521.28
Institutional Class	317,725.20
	$ 12,523,829

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,078 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,492,839.34%		$ 2,740

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,449 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $550,125. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $717,855, including $30,644 from securities loaned to FCM.

10. Expense Reductions.

FMR has contractually agreed to waive the Fund's management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund's management fee by $103,814. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $83,909 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,161.

Annual Report

Notes to Consolidated Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net realized gain
Class A	$ 7,834,928	$ 11,944,959
Class T	2,382,367	3,497,337
Class B	1,303,107	2,159,100
Class C	3,798,844	5,735,528
Gold	215,607,839	369,777,197
Institutional Class	7,823,012	10,410,646
Total	$ 238,750,097	$ 403,524,767

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 29, 2012	Year ended February 28, 2011
Class A
Shares sold	1,589,102	1,813,814	$ 76,690,664	$ 88,297,648
Reinvestment of distributions	145,713	211,919	7,265,756	10,924,421
Shares redeemed	(1,293,053)	(1,131,112)	(61,867,749)	(54,494,300)
Net increase (decrease)	441,762	894,621	$ 22,088,671	$ 44,727,769
Class T
Shares sold	326,122	503,427	$ 15,663,258	$ 24,561,424
Reinvestment of distributions	46,446	65,695	2,308,310	3,372,922
Shares redeemed	(374,234)	(315,455)	(17,626,829)	(15,070,272)
Net increase (decrease)	(1,666)	253,667	$ 344,739	$ 12,864,074
Class B
Shares sold	55,740	147,555	$ 2,638,278	$ 6,862,473
Reinvestment of distributions	22,881	37,199	1,122,370	1,885,064
Shares redeemed	(142,844)	(108,197)	(6,672,300)	(5,152,463)
Net increase (decrease)	(64,223)	76,557	$ (2,911,652)	$ 3,595,074
Class C
Shares sold	510,073	736,040	$ 24,191,165	$ 34,773,958
Reinvestment of distributions	63,636	91,950	3,100,723	4,652,354
Shares redeemed	(484,293)	(345,478)	(22,585,009)	(16,458,498)
Net increase (decrease)	89,416	482,512	$ 4,706,879	$ 22,967,814
Gold
Shares sold	30,555,727	38,551,839	$ 1,483,101,053	$ 1,893,619,015
Reinvestment of distributions	4,125,294	6,874,054	208,463,091	357,359,018
Shares redeemed	(31,912,749)	(32,315,161)	(1,536,990,789)	(1,572,262,287)
Net increase (decrease)	2,768,272	13,110,732	$ 154,573,355	$ 678,715,746
Institutional Class
Shares sold	1,664,357	2,014,694	$ 81,430,250	$ 99,860,479
Reinvestment of distributions	146,226	184,813	7,344,695	9,641,424
Shares redeemed	(810,698)	(457,947)	(38,218,873)	(22,543,878)
Net increase (decrease)	999,885	1,741,560	$ 50,556,072	$ 86,958,025

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio A	0.49%	8.39%	13.47%

A Prior to October 1, 2006, Materials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Tobias Welo, Portfolio Manager of Materials Portfolio: For the year, the fund's Retail Class shares returned 0.49%, outpacing the -1.82% return of the MSCI® U.S. IM Materials 25/50 Index but trailing the S&P 500®. Versus the MSCI index, the fund's performance particularly benefited from an overweighting and security selection in specialty chemicals. Another factor that helped was underweighting and eventually eliminating our stake in aluminum companies. An underweighting and solid picks in the steel industry also lifted the fund's result. At the individual stock level, minimizing exposure to weak-performing index component and aluminum producer Alcoa, which I sold in April, was beneficial. Other index components that bolstered relative performance because I underweighted them included Freeport-McMoRan Copper & Gold and Cliffs Natural Resources, a producer of iron ore and metallurgical coal. Additionally, overweighting specialty chemical supplier W.R. Grace was rewarding in view of the stock's gain of almost 50% during the period. Another contributor from the specialty chemical group was Netherlands-based LyondellBasell Industries, the world's largest maker of polypropylene plastic. Conversely, not owning stocks from the strong-performing paper products group curbed the fund's performance, given its gain of more than 16% in the MSCI index, and positioning in diversified chemicals also hurt. Among individual holdings, underweighting agricultural chemicals provider and major benchmark component Monsanto for much of the year hampered the fund, in view of the stock's high single-digit gain. In the second half of the year, I added to the fund's holdings here, increasing our position to an overweighting and making Monsanto the fund's second-largest holding by period end. Despite being a relative detractor, Monsanto was the fund's largest contributor in absolute terms. Avoiding two other strong-performing index components, International Paper and engine-oil additives maker Lubrizol, worked against us as well. Also weighing on performance was an out-of-benchmark stake in Ivanhoe Mines, a Canadian junior mining company that was hurt by lackluster copper demand from China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.13%
Actual		$ 1,000.00	$ 1,090.50	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.67
Class T	1.41%
Actual		$ 1,000.00	$ 1,088.90	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class B	1.90%
Actual		$ 1,000.00	$ 1,086.40	$ 9.86
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.52
Class C	1.89%
Actual		$ 1,000.00	$ 1,086.50	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.47
Materials	.85%
Actual		$ 1,000.00	$ 1,092.10	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,092.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.1	8.5
Monsanto Co.	6.6	3.3
Air Products & Chemicals, Inc.	5.2	3.4
Dow Chemical Co.	5.1	6.6
Newmont Mining Corp.	4.6	6.1
The Mosaic Co.	3.9	4.2
Ecolab, Inc.	3.8	2.6
LyondellBasell Industries NV Class A	3.5	2.8
Freeport-McMoRan Copper & Gold, Inc.	2.7	4.1
Ball Corp.	2.6	2.6
	46.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Chemicals	65.0%
Metals & Mining	20.1%
Containers & Packaging	8.0%
Food Products	1.0%
Electrical Equipment	0.6%
All Others*	5.3%

As of August 31, 2011
Chemicals	61.2%
Metals & Mining	24.5%
Containers & Packaging	6.7%
Food Products	1.3%
Electrical Equipment	0.7%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
CHEMICALS - 65.0%
Commodity Chemicals - 2.0%
Arkema SA	136,801	$ 12,534,900
Georgia Gulf Corp. (a)	78,518	2,532,991
Westlake Chemical Corp. (d)	215,670	12,989,804
		28,057,695
Diversified Chemicals - 20.5%
Akzo Nobel NV	125,082	7,094,453
BASF AG	131,323	11,529,106
Cabot Corp.	175,964	7,128,302
Dow Chemical Co.	2,181,179	73,091,308
E.I. du Pont de Nemours & Co.	2,281,017	115,989,715
Eastman Chemical Co.	582,700	31,541,551
Lanxess AG	96,293	7,196,594
Olin Corp.	390,600	8,214,318
PPG Industries, Inc.	356,576	32,537,560
		294,322,907
Fertilizers & Agricultural Chemicals - 14.2%
CF Industries Holdings, Inc.	184,424	34,302,864
Israel Chemicals Ltd.	659,400	6,990,414
Monsanto Co.	1,226,996	94,944,950
Rentech Nitrogen Partners LP	473,455	11,713,277
The Mosaic Co.	964,895	55,722,686
		203,674,191
Industrial Gases - 5.2%
Air Products & Chemicals, Inc.	829,276	74,833,866
Specialty Chemicals - 23.1%
Albemarle Corp.	304,323	20,243,566
Ashland, Inc.	373,983	23,770,359
Celanese Corp. Class A	496,966	23,640,673
Cytec Industries, Inc.	170,146	10,116,881
Ecolab, Inc.	917,474	55,048,440
H.B. Fuller Co.	225,759	6,802,119
Innophos Holdings, Inc.	235,013	11,839,955
Kraton Performance Polymers, Inc. (a)	358,939	9,974,915
LyondellBasell Industries NV Class A	1,164,006	50,261,779
OMNOVA Solutions, Inc. (a)	833,132	4,248,973
Rockwood Holdings, Inc. (a)	350,432	18,660,504
Sherwin-Williams Co.	327,147	33,745,213
Sigma Aldrich Corp.	365,082	26,209,237
W.R. Grace & Co. (a)	633,696	36,095,324
		330,657,938
TOTAL CHEMICALS		931,546,597
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Environmental & Facility Services - 0.3%
Swisher Hygiene, Inc.	262,171	773,404

	Shares	Value
Swisher Hygiene, Inc. (Canada) (a)(d)	1,197,867	$ 3,533,711
		4,307,115
CONTAINERS & PACKAGING - 8.0%
Metal & Glass Containers - 4.6%
Aptargroup, Inc.	395,300	20,863,934
Ball Corp.	935,292	37,486,503
Silgan Holdings, Inc.	190,100	8,083,052
		66,433,489
Paper Packaging - 3.4%
Rock-Tenn Co. Class A	510,625	35,993,956
Sealed Air Corp.	636,608	12,496,615
		48,490,571
TOTAL CONTAINERS & PACKAGING		114,924,060
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
GrafTech International Ltd. (a)	707,387	8,990,889
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Archer Daniels Midland Co.	477,228	14,889,514
METALS & MINING - 20.1%
Diversified Metals & Mining - 7.5%
Copper Mountain Mining Corp. (a)	1,760,700	9,091,272
First Quantum Minerals Ltd.	1,145,100	26,196,195
Freeport-McMoRan Copper & Gold, Inc.	916,848	39,021,051
Horsehead Holding Corp. (a)	225,200	2,567,280
HudBay Minerals, Inc.	357,700	4,311,990
Ivanhoe Mines Ltd. (a)	1,201,100	20,838,566
Walter Energy, Inc.	89,208	5,783,355
		107,809,709
Gold - 6.1%
Goldcorp, Inc.	297,400	14,415,478
Newcrest Mining Ltd.	184,109	6,611,599
Newmont Mining Corp.	1,106,386	65,719,328
		86,746,405
Precious Metals & Minerals - 0.3%
African Minerals Ltd. (a)	529,923	4,843,044
Steel - 6.2%
ArcelorMittal SA Class A unit	334,684	7,061,832
Carpenter Technology Corp.	296,655	15,218,402
Fortescue Metals Group Ltd.	1,267,931	7,572,985
Haynes International, Inc.	189,684	12,005,100
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Nucor Corp.	788,165	$ 34,308,822
Reliance Steel & Aluminum Co.	228,082	12,252,565
		88,419,706
TOTAL METALS & MINING		287,818,864
TOTAL COMMON STOCKS (Cost $1,130,562,901)		1,362,477,039
Convertible Bonds - 0.6%
	Principal Amount
BUILDING PRODUCTS - 0.6%
Building Products - 0.6%
Aspen Aerogels, Inc. 8% 6/1/14 (f) (Cost $7,861,200)	$ 7,861,200	7,861,200
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 0.01% to 0.08% 3/1/12 to 5/24/12 (e) (Cost $2,849,818)	2,850,000	2,849,822
Money Market Funds - 4.9%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	61,106,071	61,106,071
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	9,733,681	9,733,681
TOTAL MONEY MARKET FUNDS (Cost $70,839,752)		70,839,752
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,212,113,671)	1,444,027,813
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(9,702,050)
NET ASSETS - 100%	$ 1,434,325,763
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
350 CME E-mini S&P Select Sector Materials Index Contracts	March 2012	$ 13,629,000	1,161,335

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,900,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,237
Fidelity Securities Lending Cash Central Fund	444,343
Total	$ 492,580
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,362,477,039	$ 1,362,477,039	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
U.S. Treasury Obligations	2,849,822	-	2,849,822	-
Money Market Funds	70,839,752	70,839,752	-	-
Total Investments in Securities:	$ 1,444,027,813	$ 1,433,316,791	$ 2,849,822	$ 7,861,200
Derivative Instruments:
Assets
Futures Contracts	$ 1,161,335	$ 1,161,335	$ -	$ -
The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	7,861,200
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 7,861,200
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Derivative Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,161,335	$ -
Total Value of Derivatives	$ 1,161,335	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	5.2%
Netherlands	4.0%
Germany	1.3%
Australia	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $9,256,655) - See accompanying schedule: Unaffiliated issuers (cost $1,141,273,919)	$ 1,373,188,061
Fidelity Central Funds (cost $70,839,752)	70,839,752
Total Investments (cost $1,212,113,671)		$ 1,444,027,813
Receivable for investments sold		8,155,733
Receivable for fund shares sold		5,455,175
Dividends receivable		1,944,276
Interest receivable		469,925
Distributions receivable from Fidelity Central Funds		10,695
Prepaid expenses		3,388
Other receivables		8,326
Total assets		1,460,075,331

Liabilities
Payable for investments purchased	$ 11,605,280
Payable for fund shares redeemed	3,052,464
Accrued management fee	661,897
Distribution and service plan fees payable	102,186
Payable for daily variation margin on futures contracts	245,000
Other affiliated payables	306,770
Other payables and accrued expenses	42,290
Collateral on securities loaned, at value	9,733,681
Total liabilities		25,749,568

Net Assets		$ 1,434,325,763
Net Assets consist of:
Paid in capital		$ 1,204,629,224
Undistributed net investment income		797,816
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,176,754)
Net unrealized appreciation (depreciation) on investments		233,075,477
Net Assets		$ 1,434,325,763

Statement of Assets and Liabilities - continued

February 29, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,781,479 ÷ 2,279,140 shares)	$ 69.23

Maximum offering price per share (100/94.25 of $69.23)	$ 73.45
Class T: Net Asset Value and redemption price per share ($28,290,262 ÷ 410,520 shares)	$ 68.91

Maximum offering price per share (100/96.50 of $68.91)	$ 71.41
Class B: Net Asset Value and offering price per share ($11,039,672 ÷ 162,039 shares)A	$ 68.13

Class C: Net Asset Value and offering price per share ($58,296,470 ÷ 857,612 shares)A	$ 67.98

Materials: Net Asset Value, offering price and redemption price per share ($1,089,618,749 ÷ 15,698,552 shares)	$ 69.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($89,299,131 ÷ 1,287,694 shares)	$ 69.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 23,048,131
Interest		470,114
Income from Fidelity Central Funds		492,580
Total income		24,010,825

Expenses
Management fee	$ 7,696,020
Transfer agent fees	3,346,774
Distribution and service plan fees	1,147,958
Accounting and security lending fees	446,822
Custodian fees and expenses	50,223
Independent trustees' compensation	8,074
Registration fees	161,444
Audit	50,671
Legal	6,429
Interest	103
Miscellaneous	11,907
Total expenses before reductions	12,926,425
Expense reductions	(83,853)	12,842,572
Net investment income (loss)		11,168,253
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,413,700
Foreign currency transactions	(254,748)
Futures contracts	721,846
Total net realized gain (loss)		34,880,798
Change in net unrealized appreciation (depreciation) on: Investment securities	(67,003,496)
Assets and liabilities in foreign currencies	278
Futures contracts	1,161,335
Total change in net unrealized appreciation (depreciation)		(65,841,883)
Net gain (loss)		(30,961,085)
Net increase (decrease) in net assets resulting from operations		$ (19,792,832)

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,168,253	$ 18,226,863
Net realized gain (loss)	34,880,798	5,250,878
Change in net unrealized appreciation (depreciation)	(65,841,883)	249,900,447
Net increase (decrease) in net assets resulting from operations	(19,792,832)	273,378,188
Distributions to shareholders from net investment income	(9,840,737)	(18,392,042)
Distributions to shareholders from net realized gain	(7,461,289)	(379,797)
Total distributions	(17,302,026)	(18,771,839)
Share transactions - net increase (decrease)	(18,941,790)	520,343,234
Redemption fees	99,276	97,765
Total increase (decrease) in net assets	(55,937,372)	775,047,348

Net Assets
Beginning of period	1,490,263,135	715,215,787
End of period (including undistributed net investment income of $797,816 and distributions in excess of net investment income of $22,442, respectively)	$ 1,434,325,763	$ 1,490,263,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 69.96	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Income from Investment Operations
Net investment income (loss) C	.40	1.08 F	.30 G	.22	.46
Net realized and unrealized gain (loss)	(.35)	17.40	24.90	(29.46)	8.05
Total from investment operations	.05	18.48	25.20	(29.24)	8.51
Distributions from net investment income	(.40)	(1.06)	(.32)	(.12)	(.32)
Distributions from net realized gain	(.38)	(.01)	-	-	(2.21)
Total distributions	(.78)	(1.07)	(.32)	(.12)	(2.53) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 69.23	$ 69.96	$ 52.54	$ 27.65	$ 57.00
Total Return A,B	.21%	35.33%	91.25%	(51.30)%	16.79%
Ratios to Average Net Assets D,H
Expenses before reductions	1.13%	1.16%	1.23%	1.21%	1.21%
Expenses net of fee waivers, if any	1.13%	1.16%	1.23%	1.21%	1.21%
Expenses net of all reductions	1.13%	1.15%	1.22%	1.20%	1.21%
Net investment income (loss)	.61%	1.81% F	.65% G	.47%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,781	$ 124,160	$ 52,352	$ 10,796	$ 12,522
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..41%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.53 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 69.68	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.21	.90 F	.16 G	.10	.32
Net realized and unrealized gain (loss)	(.35)	17.34	24.81	(29.32)	8.00
Total from investment operations	(.14)	18.24	24.97	(29.22)	8.32
Distributions from net investment income	(.25)	(.92)	(.19)	(.03)	(.21)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.63)	(.92)	(.19)	(.03)	(2.42) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 68.91	$ 69.68	$ 52.35	$ 27.56	$ 56.80
Total Return A,B	(.09)%	34.98%	90.70%	(51.43)%	16.45%
Ratios to Average Net Assets D,H
Expenses before reductions	1.42%	1.44%	1.52%	1.46%	1.46%
Expenses net of fee waivers, if any	1.42%	1.44%	1.52%	1.46%	1.46%
Expenses net of all reductions	1.41%	1.43%	1.51%	1.46%	1.46%
Net investment income (loss)	.33%	1.54% F	.35% G	.22%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,290	$ 25,570	$ 14,712	$ 4,944	$ 6,850
Portfolio turnover rate E	94%	87%	104% I	117%	77%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..14%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.42 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 68.95	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Income from Investment Operations
Net investment income (loss) C	(.11)	.60 F	(.07) G	(.12)	.04
Net realized and unrealized gain (loss)	(.33)	17.13	24.61	(29.13)	7.98
Total from investment operations	(.44)	17.73	24.54	(29.25)	8.02
Distributions from net investment income	-	(.65)	(.04)	-	(.04)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.38)	(.65)	(.04)	-	(2.25) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 68.13	$ 68.95	$ 51.86	$ 27.35	$ 56.59
Total Return A,B	(.57)%	34.29%	89.79%	(51.67)%	15.89%
Ratios to Average Net Assets D,H
Expenses before reductions	1.91%	1.93%	2.02%	1.95%	1.97%
Expenses net of fee waivers, if any	1.91%	1.93%	2.02%	1.95%	1.97%
Expenses net of all reductions	1.91%	1.92%	2.01%	1.95%	1.96%
Net investment income (loss)	(.17)%	1.04% F	(.15)% G	(.27)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,040	$ 13,507	$ 9,538	$ 2,601	$ 4,173
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36) %. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.25 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 68.78	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Income from Investment Operations
Net investment income (loss) C	(.10)	.61 F	(.06) G	(.13)	.04
Net realized and unrealized gain (loss)	(.32)	17.09	24.57	(29.07)	7.97
Total from investment operations	(.42)	17.70	24.51	(29.20)	8.01
Distributions from net investment income	-	(.72)	(.04)	-	(.12)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.38)	(.72)	(.04)	-	(2.33) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 67.98	$ 68.78	$ 51.79	$ 27.31	$ 56.50
Total Return A,B	(.55)%	34.29%	89.82%	(51.66)%	15.87%
Ratios to Average Net Assets D,H
Expenses before reductions	1.89%	1.93%	2.01%	1.95%	1.96%
Expenses net of fee waivers, if any	1.89%	1.93%	2.01%	1.95%	1.96%
Expenses net of all reductions	1.89%	1.92%	2.00%	1.95%	1.96%
Net investment income (loss)	(.15)%	1.04% F	(.13)% G	(.27)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,296	$ 46,525	$ 20,469	$ 5,509	$ 8,743
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.33 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 70.11	$ 52.61	$ 27.66	$ 57.01	$ 50.92
Income from Investment Operations
Net investment income (loss) B	.60	1.25 E	.43 F	.38	.64
Net realized and unrealized gain (loss)	(.37)	17.43	24.91	(29.54)	8.01
Total from investment operations	.23	18.68	25.34	(29.16)	8.65
Distributions from net investment income	(.55)	(1.16)	(.40)	(.20)	(.36)
Distributions from net realized gain	(.38)	(.03)	-	-	(2.21)
Total distributions	(.93)	(1.19)	(.40)	(.20)	(2.57) K
Redemption fees added to paid in capital B	- J	.01	.01	.01	.01
Net asset value, end of period	$ 69.41	$ 70.11	$ 52.61	$ 27.66	$ 57.01
Total Return A	.49%	35.70%	91.77%	(51.15)%	17.10%
Ratios to Average Net Assets C,G
Expenses before reductions	.85%	.88%	.96%	.90%	.91%
Expenses net of fee waivers, if any	.85%	.88%	.96%	.90%	.90%
Expenses net of all reductions	.84%	.87%	.94%	.90%	.89%
Net investment income (loss)	.90%	2.10% E	.92% F	.78%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,089,619	$ 1,195,371	$ 604,475	$ 127,551	$ 353,185
Portfolio turnover rate D	94%	87%	104% H	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. F nvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $2.57 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 70.05	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.60	1.28 E	.46 F	.38	.64
Net realized and unrealized gain (loss)	(.36)	17.40	24.89	(29.53)	8.00
Total from investment operations	.24	18.68	25.35	(29.15)	8.64
Distributions from net investment income	(.56)	(1.19)	(.44)	(.20)	(.36)
Distributions from net realized gain	(.38)	(.03)	-	-	(2.21)
Total distributions	(.94)	(1.22)	(.44)	(.20)	(2.56) K
Redemption fees added to paid in capital B	- J	.01	.01	.01	.01
Net asset value, end of period	$ 69.35	$ 70.05	$ 52.58	$ 27.66	$ 57.00
Total Return A	.50%	35.73%	91.79%	(51.15)%	17.08%
Ratios to Average Net Assets C,G
Expenses before reductions	.84%	.86%	.94%	.90%	.89%
Expenses net of fee waivers, if any	.84%	.86%	.94%	.90%	.89%
Expenses net of all reductions	.83%	.85%	.93%	.90%	.89%
Net investment income (loss)	.91%	2.11% E	.94% F	.78%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,299	$ 85,130	$ 13,670	$ 719	$ 1,820
Portfolio turnover rate D	94%	87%	104% H	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $2.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 256,439,881
Gross unrealized depreciation	(31,121,651)
Net unrealized appreciation (depreciation) on securities and other investments	$ 225,318,230

Tax cost	$ 1,218,709,583

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 797,818
Undistributed long-term capital gain	$ 7,329,133
Net unrealized appreciation (depreciation)	$ 225,318,230

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 9,840,737	$ 18,771,839
Long-term Capital Gains	7,461,289	-
Total	$ 17,302,026	$ 18,771,839

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. At February 29, 2012 capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (5,392,414)
2017	(6,058,499)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (12,554,688)

Included in the $12,554,688 of the Fund's capital loss carryforwards are $12,554,688 of capital loss carryforwards that were acquired from Paper and Forest Products Portfolio when it merged into the fund on June 19, 2009 of which $5,392,414, $6,058,499, $1,022,988 and $80,787 will expire in fiscal 2016, 2017, 2018 and 2019, respectively. Under the Internal Revenue Code, the losses acquired from Paper and Forest Products Portfolio that will be available to offset future capital gains of the Fund will be limited. As a result, at least $8,806,047 of the losses acquired from Paper and Forest Products Portfolio will expire unused.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period.

During the period the Fund recognized net realized gain (loss) of $721,846 and a change in net unrealized appreciation (depreciation) of $1,161,335 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,278,026,047 and $1,301,355,608, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 358,959	$ 20,435
Class T	.25%	.25%	131,852	263
Class B	.75%	.25%	120,464	90,349
Class C	.75%	.25%	536,683	264,612
			$ 1,147,958	$ 375,659

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 172,504
Class T	15,873
Class B*	19,656
Class C*	21,433
$ 229,466

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,700.27
Class T	81,194.31
Class B	36,351.30
Class C	150,536.28
Materials	2,513,812.24
Institutional Class	176,181.23
	$ 3,346,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,641 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,119,500.36%		$ 103

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $444,343. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $82,394 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,459.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year Ended February 29, 2012	Year Ended February 28, 2011
From net investment income
Class A	$ 868,107	$ 1,422,379
Class T	100,314	289,521
Class B	-	122,322
Class C	-	341,974
Materials	8,266,851	15,509,343
Institutional Class	605,465	706,503
Total	$ 9,840,737	$ 18,392,042
From net realized gain
Class A	$ 816,536	$ 10,674
Class T	151,869	-
Class B	66,321	-
Class C	312,224	-
Materials	5,701,275	358,147
Institutional Class	413,064	10,976
Total	$ 7,461,289	$ 379,797

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 29, 2012	Year Ended February 28, 2011
Class A
Shares sold	1,406,389	1,281,666	$ 95,285,956	$ 79,405,808
Reinvestment of distributions	23,605	18,751	1,462,799	1,225,248
Shares redeemed	(925,476)	(522,145)	(60,145,567)	(29,567,388)
Net increase (decrease)	504,518	778,272	$ 36,603,188	$ 51,063,668
Class T
Shares sold	150,265	162,727	$ 10,197,019	$ 9,996,553
Reinvestment of distributions	3,964	4,298	244,682	280,166
Shares redeemed	(110,682)	(81,055)	(7,174,563)	(4,620,393)
Net increase (decrease)	43,547	85,970	$ 3,267,138	$ 5,656,326
Class B
Shares sold	35,651	78,978	$ 2,318,398	$ 4,548,346
Reinvestment of distributions	909	1,536	55,554	99,242
Shares redeemed	(70,403)	(68,559)	(4,524,937)	(3,840,777)
Net increase (decrease)	(33,843)	11,955	$ (2,150,985)	$ 806,811
Class C
Shares sold	456,374	420,386	$ 30,369,453	$ 26,286,596
Reinvestment of distributions	4,184	4,421	254,995	284,977
Shares redeemed	(279,339)	(143,652)	(17,740,501)	(7,964,201)
Net increase (decrease)	181,219	281,155	$ 12,883,947	$ 18,607,372
Materials
Shares sold	6,950,456	11,993,105	$ 471,314,225	$ 750,476,205
Reinvestment of distributions	214,200	229,147	13,299,700	14,963,249
Shares redeemed	(8,516,169)	(6,662,930)	(562,008,908)	(384,640,831)
Net increase (decrease)	(1,351,513)	5,559,322	$ (77,394,983)	$ 380,798,623
Institutional Class
Shares sold	1,444,894	1,219,205	$ 97,144,756	$ 77,607,131
Reinvestment of distributions	13,291	8,764	824,595	572,066
Shares redeemed	(1,385,770)	(272,695)	(90,119,446)	(14,768,763)
Net increase (decrease)	72,415	955,274	$ 7,849,905	$ 63,410,434

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Chemical Portfolio, Gold Portfolio and Materials Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/16/12	04/13/12	$0.083	$0.774
Gold Portfolio	04/16/12	04/13/12	$0.000	$0.000
Materials Portfolio	04/16/12	04/13/12	$0.047	$0.362

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$11,269,897
Gold Portfolio	$57,371,714
Materials Portfolio	$23,857,232

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Chemicals Portfolio	100%	100%
Gold Portfolio	0%	0%
Materials Portfolio	0%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2011	December 2011
Chemicals Portfolio	100%	100%
Gold Portfolio	0%	0%
Materials Portfolio	0%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio	04/18/11	$0.010	$0.0043

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELMT-UANNPRO-0412
1.910424.102

Fidelity®

Select Portfolios®

Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Communications Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Computers Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Electronics Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
IT Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Software and Computer Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Technology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Communications Equipment Portfolio	.92%
Actual		$ 1,000.00	$ 1,084.50	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.29	$ 4.62
Computers Portfolio	.86%
Actual		$ 1,000.00	$ 1,251.50	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.32
Electronics Portfolio	.84%
Actual		$ 1,000.00	$ 1,224.00	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,020.69	$ 4.22
IT Services Portfolio	.90%
Actual		$ 1,000.00	$ 1,162.90	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Software and Computer Services Portfolio	.82%
Actual		$ 1,000.00	$ 1,209.40	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12
Technology Portfolio	.83%
Actual		$ 1,000.00	$ 1,143.50	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio A	-17.13%	3.66%	5.13%

A Prior to October 1, 2006, Communications Equipment Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Charlie Chai, Co-Portfolio Manager of Communications Equipment Portfolio: For the year, the fund returned -17.13%, trailing the -15.66% return of the S&P® Custom Communications Equipment Index and also lagging the broadly based S&P 500®. Versus its industry index, the fund was particularly hurt by stock picking in communications equipment, a group that accounts for nearly all of the benchmark. Several out-of-benchmark positions in application software also hampered our results. Noteworthy individual detractors included a sizable underweighting in index component Motorola Solutions. The company, which specializes in making equipment such as police-band radios for public-safety and government customers, bucked the weakness in communications equipment stocks and posted a strong gain, in part because investors seeking safety in high-quality companies were attracted to its reliable cash flow and strong balance sheet. Lighter-than-benchmark exposure to mobile chipset provider QUALCOMM also worked against us, given the stock's single-digit gain during the period. That said, QUALCOMM was the fund's second-largest holding at period end, and we significantly added to the position in December and January. Underweighting networking equipment maker Cisco Systems, the benchmark's largest component and the fund's biggest holding during the period, also was a drag on performance. Here, too, we added to the position in the final two months of the period. Relative performance was further hampered by a large out-of-index position in AsiaInfo-Linkage, a Chinese provider of telecommunications software and technology security products, and overweighted positions in networking equipment manufacturer Ciena and French telecom equipment provider Alcatel-Lucent. I sold AsiaInfo-Linkage and Ciena from the fund by period end. Conversely, out-of-benchmark exposure to wireless telecommunication services and specialized real estate investment trusts (REITs) bolstered relative performance, as the fund's holdings in both groups posted a gain. The latter group reflected a position in cellular tower owner American Tower, which converted to a REIT and was sold from the fund to lock in profits. However, the largest relative contributor by far was Canadian smartphone maker and benchmark constituent Research In Motion, where the fund had sizable underexposure. The company continued to lose market share to Apple's iPhone® smartphone and a raft of competitors running Google's AndroidTM open-source mobile operating system. Likewise, a minimal stake in benchmark heavyweight Nokia was the right call, as this former market leader in the handset space also struggled to stay competitive. Further benefiting the fund's results was an out-of-benchmark stake in Taiwan-based HTC, a leading maker of AndroidTM-based cellular handsets. I sold the stock during the period to lock in profits.

Note to shareholders: Ali Khan became Co-Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	19.7	15.3
QUALCOMM, Inc.	17.4	10.7
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	5.1	11.8
Juniper Networks, Inc.	4.2	0.0
Polycom, Inc.	4.2	4.1
Motorola Solutions, Inc.	3.5	0.0
Brocade Communications Systems, Inc.	2.9	1.6
Harris Corp.	2.6	1.2
Riverbed Technology, Inc.	2.3	2.1
Nokia Corp. sponsored ADR	2.3	0.0
	64.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Communications Equipment	81.2%
Semiconductors & Semiconductor Equipment	5.7%
Electronic Equipment & Components	3.2%
Software	2.5%
Internet Software & Services	1.1%
All Others*	6.3%

As of August 31, 2011
Communications Equipment	75.3%
Wireless Telecommunication Services	9.5%
Software	8.6%
Semiconductors & Semiconductor Equipment	2.3%
Computers & Peripherals	1.0%
All Others*	3.3%

* Includes short-term investments and net other assets.

Annual Report

Communications Equipment Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 81.2%
Communications Equipment - 81.2%
Acme Packet, Inc. (a)	167,291	$ 5,099,030
Alcatel-Lucent SA sponsored ADR (a)	1,066,643	2,634,608
Anaren, Inc. (a)	100,700	1,766,278
Aruba Networks, Inc. (a)(d)	256,923	5,546,968
Brocade Communications Systems, Inc. (a)	1,656,741	9,575,963
Calix Networks, Inc. (a)	62,400	564,096
Cisco Systems, Inc.	3,304,876	65,700,934
Comtech Telecommunications Corp.	139,800	4,511,346
F5 Networks, Inc. (a)	59,035	7,377,014
Finisar Corp. (a)	207,952	4,219,346
Harris Corp.	197,700	8,625,651
Infinera Corp. (a)(d)	357,800	2,848,088
InterDigital, Inc. (d)	76,300	2,887,955
JDS Uniphase Corp. (a)	49,436	644,645
Juniper Networks, Inc. (a)	618,212	14,070,505
Motorola Solutions, Inc.	236,181	11,761,814
NETGEAR, Inc. (a)	114,150	4,288,616
Nokia Corp. sponsored ADR (d)	1,437,230	7,602,947
Oclaro, Inc. (a)(d)	175,363	757,568
PC-Tel, Inc.	69,800	513,030
Plantronics, Inc.	36,000	1,342,800
Polycom, Inc. (a)	671,363	13,863,646
QUALCOMM, Inc.	932,919	58,008,903
Research In Motion Ltd. (a)	128,700	1,823,679
Riverbed Technology, Inc. (a)	270,442	7,699,484
Sycamore Networks, Inc. (a)	87,000	1,606,890
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	1,687,680	16,843,046
ViaSat, Inc. (a)	136,600	6,301,358
Wi-Lan, Inc.	284,000	1,506,593
		269,992,801
COMPUTERS & PERIPHERALS - 0.6%
Computer Hardware - 0.6%
Apple, Inc. (a)	3,500	1,898,540
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Prysmian SpA	112,300	1,938,895
ELECTRONIC EQUIPMENT & COMPONENTS - 3.2%
Electronic Components - 0.5%
Vishay Intertechnology, Inc. (a)	129,600	1,588,896
Electronic Manufacturing Services - 2.7%
Fabrinet (a)	127,700	2,281,999
Flextronics International Ltd. (a)	562,400	3,964,920
TE Connectivity Ltd.	76,900	2,810,695
		9,057,614
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		10,646,510

	Shares	Value
INTERNET SOFTWARE & SERVICES - 1.1%
Internet Software & Services - 1.1%
Akamai Technologies, Inc. (a)	104,200	$ 3,751,200
MEDIA - 0.2%
Advertising - 0.2%
Digital Generation, Inc. (a)	75,700	757,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Semiconductor Equipment - 0.8%
ASML Holding NV	56,600	2,578,130
Semiconductors - 4.9%
Altera Corp.	115,800	4,452,510
Analog Devices, Inc.	125,400	4,916,934
Marvell Technology Group Ltd. (a)	54,200	813,000
ON Semiconductor Corp. (a)	101,144	917,376
Skyworks Solutions, Inc. (a)	37,800	1,019,466
Texas Instruments, Inc.	96,900	3,231,615
Xilinx, Inc.	24,600	908,478
		16,259,379
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		18,837,509
SOFTWARE - 2.5%
Application Software - 0.5%
BroadSoft, Inc. (a)(d)	25,000	909,250
Citrix Systems, Inc. (a)	12,200	911,828
		1,821,078
Systems Software - 2.0%
Allot Communications Ltd. (a)	56,600	1,010,310
Microsoft Corp.	90,900	2,885,166
Oracle Corp.	93,600	2,739,672
		6,635,148
TOTAL SOFTWARE		8,456,226
TOTAL COMMON STOCKS (Cost $297,480,477)		316,278,681
Money Market Funds - 10.1%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	15,067,302	$ 15,067,302
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	18,688,900	18,688,900
TOTAL MONEY MARKET FUNDS (Cost $33,756,202)		33,756,202
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $331,236,679)		350,034,883
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(17,436,715)
NET ASSETS - 100%		$ 332,598,168
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,829
Fidelity Securities Lending Cash Central Fund	870,521
Total	$ 884,350
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Sweden	5.1%
Finland	2.3%
Singapore	1.2%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $17,794,328) - See accompanying schedule: Unaffiliated issuers (cost $297,480,477)	$ 316,278,681
Fidelity Central Funds (cost $33,756,202)	33,756,202
Total Investments (cost $331,236,679)		$ 350,034,883
Receivable for investments sold		2,218,467
Receivable for fund shares sold		1,588,331
Dividends receivable		247,943
Distributions receivable from Fidelity Central Funds		10,021
Prepaid expenses		824
Other receivables		4,651
Total assets		354,105,120

Liabilities
Payable for investments purchased	$ 1,935,661
Payable for fund shares redeemed	603,873
Accrued management fee	153,858
Other affiliated payables	85,627
Other payables and accrued expenses	39,033
Collateral on securities loaned, at value	18,688,900
Total liabilities		21,506,952

Net Assets		$ 332,598,168
Net Assets consist of:
Paid in capital		$ 376,768,117
Undistributed net investment income		49,118
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(63,017,271)
Net unrealized appreciation (depreciation) on investments		18,798,204
Net Assets, for 13,573,140 shares outstanding		$ 332,598,168
Net Asset Value, offering price and redemption price per share ($332,598,168 ÷ 13,573,140 shares)		$ 24.50

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 3,190,081
Interest		1,976
Income from Fidelity Central Funds (including $870,521 from security lending)		884,350
Total income		4,076,407

Expenses
Management fee	$ 2,257,315
Transfer agent fees	1,109,486
Accounting and security lending fees	167,843
Custodian fees and expenses	43,195
Independent trustees' compensation	2,478
Registration fees	28,345
Audit	40,026
Legal	5,099
Interest	1,981
Miscellaneous	4,397
Total expenses before reductions	3,660,165
Expense reductions	(55,757)	3,604,408
Net investment income (loss)		471,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,079,746)
Foreign currency transactions	(32,044)
Total net realized gain (loss)		(28,111,790)
Change in net unrealized appreciation (depreciation) on investment securities		(70,792,607)
Net gain (loss)		(98,904,397)
Net increase (decrease) in net assets resulting from operations		$ (98,432,398)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 471,999	$ (1,773,841)
Net realized gain (loss)	(28,111,790)	56,077,863
Change in net unrealized appreciation (depreciation)	(70,792,607)	96,827,694
Net increase (decrease) in net assets resulting from operations	(98,432,398)	151,131,716
Distributions to shareholders from net investment income	(390,659)	-
Share transactions Proceeds from sales of shares	125,804,694	259,307,651
Reinvestment of distributions	376,474	-
Cost of shares redeemed	(281,569,831)	(160,569,712)
Net increase (decrease) in net assets resulting from share transactions	(155,388,663)	98,737,939
Redemption fees	15,056	15,161
Total increase (decrease) in net assets	(254,196,664)	249,884,816

Net Assets
Beginning of period	586,794,832	336,910,016
End of period (including undistributed net investment income of $49,118 and accumulated net investment loss of $176, respectively)	$ 332,598,168	$ 586,794,832
Other Information Shares
Sold	4,687,831	10,453,658
Issued in reinvestment of distributions	16,777	-
Redeemed	(10,954,733)	(6,839,533)
Net increase (decrease)	(6,250,125)	3,614,125

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.60	$ 20.79	$ 10.72	$ 19.50	$ 20.64
Income from Investment Operations
Net investment income (loss) B	.03	(.10)	(.07) E	.04	(.12)
Net realized and unrealized gain (loss)	(5.10)	8.91	10.20	(8.77)	(1.02)
Total from investment operations	(5.07)	8.81	10.13	(8.73)	(1.14)
Distributions from net investment income	(.03)	-	(.06)	(.05)	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 24.50	$ 29.60	$ 20.79	$ 10.72	$ 19.50
Total Return A	(17.13)%	42.38%	94.47%	(44.79)%	(5.52)%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.91%	.97%	.95%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.97%	.95%	.93%
Expenses net of all reductions	.89%	.90%	.95%	.94%	.93%
Net investment income (loss)	.12%	(.43)%	(.41)% E	.25%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 332,598	$ 586,795	$ 336,910	$ 125,918	$ 241,213
Portfolio turnover rate D	91%	85%	143% G	120%	39%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G The portfolio turnover rate does not include the assets acquired in the merger.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	8.51%	10.56%	7.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Matthew Schuldt, Portfolio Manager of Computers Portfolio: For the year, the fund returned 8.51%, edging the 8.45% gain of the S&P® Custom Computers & Peripherals Index and also outpacing the broadly based S&P 500®. Versus its industry index, the fund was particularly aided by stock selection in computer hardware, with smaller but still-meaningful contributions from my picks in computer storage/peripherals and out-of-benchmark exposure to application software. Apple was the fund's biggest contributor and also by far its largest holding at period end. The company continued to deliver huge positive surprises in revenue and earnings on the back of robust sales of its iPhone® smartphone and iPad® tablet device. An out-of-benchmark position in U.K.-based Autonomy also contributed meaningfully, as did underweightings in two weak-performing benchmark components, NAND flash memory manufacturer SanDisk and digital storage firm NetApp. Conversely, an underweighting in information technology consulting/other services worked against us. Out-of-benchmark representation in the semiconductors and communications equipment groups were counterproductive as well. The fund's largest relative detractor was an underweighted position in hard-disk drive maker Seagate Technology. Extensive flooding in Thailand during the fourth quarter of 2011 and the first quarter of 2012 drove up prices for hard-disk drives, which bolstered Seagate's revenue and earnings, and lifted its stock. A lighter-than-benchmark stake in technology services provider and strong-performing benchmark component International Business Machines also hampered relative performance, as investors were attracted to Big Blue's mix of a healthy dividend yield and stable growth prospects. A small out-of-benchmark stake in RF Micro Devices, which I established in November, also worked against the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	22.0	19.4
IBM Corp.	9.6	11.5
EMC Corp.	8.4	6.1
Hewlett-Packard Co.	6.5	4.3
SanDisk Corp.	4.8	4.8
NCR Corp.	4.7	4.0
NetApp, Inc.	3.8	3.7
Western Digital Corp.	3.7	4.3
Seagate Technology	3.5	4.0
Teradata Corp.	3.5	4.2
	70.5
Top Industries (% of fund's net assets)
As of February 29, 2012
Computers & Peripherals	73.4%
IT Services	13.6%
Communications Equipment	3.6%
Electronic Equipment & Components	1.0%
Semiconductors & Semiconductor Equipment	1.0%
All Others*	7.4%

As of August 31, 2011
Computers & Peripherals	72.9%
IT Services	16.8%
Communications Equipment	3.0%
Software	1.9%
Electronic Equipment & Components	1.3%
All Others*	4.1%

* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 3.6%
Communications Equipment - 3.6%
Motorola Solutions, Inc.	370,000	$ 18,426,000
Polycom, Inc. (a)	429,300	8,865,045
		27,291,045
COMPUTERS & PERIPHERALS - 73.4%
Computer Hardware - 40.4%
Apple, Inc. (a)	307,300	166,691,813
Avid Technology, Inc. (a)	411,500	4,382,475
Cray, Inc. (a)	397,500	3,168,075
Dell, Inc. (a)	1,316,907	22,782,491
Diebold, Inc.	174,300	6,820,359
Hewlett-Packard Co.	1,934,655	48,966,118
NCR Corp. (a)	1,655,100	35,948,772
Silicon Graphics International Corp. (a)(d)	393,800	3,815,922
Stratasys, Inc. (a)(d)	187,981	6,925,220
Super Micro Computer, Inc. (a)	408,200	6,751,628
		306,252,873
Computer Storage & Peripherals - 33.0%
Electronics for Imaging, Inc. (a)	905,115	14,445,635
EMC Corp. (a)	2,316,178	64,134,969
Imation Corp. (a)	450,000	2,812,500
Immersion Corp. (a)	475,390	3,085,281
Intermec, Inc. (a)	696,500	5,209,820
Intevac, Inc. (a)	308,790	2,439,441
Lexmark International, Inc. Class A	75,800	2,795,504
NetApp, Inc. (a)	679,460	29,216,780
Novatel Wireless, Inc. (a)	956,424	3,280,534
OCZ Technology Group, Inc. (a)	225,400	1,936,186
QLogic Corp. (a)	202,208	3,475,956
Quantum Corp. (a)	2,263,200	5,952,216
Rimage Corp.	205,000	2,244,750
SanDisk Corp. (a)	739,000	36,550,940
Seagate Technology	1,006,430	26,428,852
SIMPLO Technology Co. Ltd.	350,000	2,512,503
STEC, Inc. (a)(d)	232,880	2,256,607
Synaptics, Inc. (a)	272,200	10,003,350
Western Digital Corp. (a)	714,084	28,027,797
Xyratex Ltd.	220,800	3,780,096
		250,589,717
TOTAL COMPUTERS & PERIPHERALS		556,842,590
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Dynapack International Technology Corp.	503,000	2,951,978
ELECTRONIC EQUIPMENT & COMPONENTS - 1.0%
Electronic Equipment & Instruments - 0.0%
Domino Printing Sciences PLC	7,500	78,208

	Shares	Value
Technology Distributors - 1.0%
Arrow Electronics, Inc. (a)	174,900	$ 7,022,235
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		7,100,443
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
Velti PLC (a)	298,600	2,959,126
IT SERVICES - 13.6%
IT Consulting & Other Services - 13.6%
EPAM Systems, Inc.	257,600	3,634,736
IBM Corp.	372,448	73,271,695
Teradata Corp. (a)	396,357	26,377,558
		103,283,989
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Semiconductors - 1.0%
NXP Semiconductors NV (a)	137,700	3,414,960
RF Micro Devices, Inc. (a)	900,000	4,293,000
		7,707,960
SOFTWARE - 0.5%
Application Software - 0.5%
BroadSoft, Inc. (a)(d)	104,600	3,804,302
TOTAL COMMON STOCKS (Cost $594,918,662)		711,941,433
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 0.12% (b)	36,833,923	36,833,923
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	7,413,750	7,413,750
TOTAL MONEY MARKET FUNDS (Cost $44,247,673)		44,247,673
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $639,166,335)		756,189,106
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,523,892
NET ASSETS - 100%		$ 758,712,998
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,075
Fidelity Securities Lending Cash Central Fund	127,933
Total	$ 144,008
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $7,261,831) - See accompanying schedule: Unaffiliated issuers (cost $594,918,662)	$ 711,941,433
Fidelity Central Funds (cost $44,247,673)	44,247,673
Total Investments (cost $639,166,335)		$ 756,189,106
Receivable for investments sold		17,865,878
Receivable for fund shares sold		4,326,331
Dividends receivable		555,462
Distributions receivable from Fidelity Central Funds		5,769
Prepaid expenses		957
Other receivables		193,671
Total assets		779,137,174

Liabilities
Payable for investments purchased	$ 12,242,529
Payable for fund shares redeemed	258,815
Accrued management fee	331,085
Other affiliated payables	143,610
Other payables and accrued expenses	34,387
Collateral on securities loaned, at value	7,413,750
Total liabilities		20,424,176

Net Assets		$ 758,712,998
Net Assets consist of:
Paid in capital		$ 701,743,445
Accumulated net investment loss		(361,226)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(59,647,786)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,978,565
Net Assets, for 11,691,820 shares outstanding		$ 758,712,998
Net Asset Value, offering price and redemption price per share ($758,712,998 ÷ 11,691,820 shares)		$ 64.89

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 2,816,874
Income from Fidelity Central Funds (including $127,933 from security lending)		144,008
Total income		2,960,882

Expenses
Management fee	$ 3,135,601
Transfer agent fees	1,368,657
Accounting and security lending fees	217,580
Custodian fees and expenses	25,457
Independent trustees' compensation	3,356
Registration fees	29,726
Audit	40,052
Legal	2,945
Interest	712
Miscellaneous	5,537
Total expenses before reductions	4,829,623
Expense reductions	(60,122)	4,769,501
Net investment income (loss)		(1,808,619)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,220,287)
Foreign currency transactions	(51,336)
Total net realized gain (loss)		(13,271,623)
Change in net unrealized appreciation (depreciation) on: Investment securities	67,727,580
Assets and liabilities in foreign currencies	(16,116)
Total change in net unrealized appreciation (depreciation)		67,711,464
Net gain (loss)		54,439,841
Net increase (decrease) in net assets resulting from operations		$ 52,631,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,808,619)	$ (2,599,379)
Net realized gain (loss)	(13,271,623)	122,945,071
Change in net unrealized appreciation (depreciation)	67,711,464	44,955,510
Net increase (decrease) in net assets resulting from operations	52,631,222	165,301,202
Share transactions Proceeds from sales of shares	303,359,134	149,562,570
Cost of shares redeemed	(206,780,928)	(208,100,154)
Net increase (decrease) in net assets resulting from share transactions	96,578,206	(58,537,584)
Redemption fees	16,407	15,450
Total increase (decrease) in net assets	149,225,835	106,779,068

Net Assets
Beginning of period	609,487,163	502,708,095
End of period (including accumulated net investment loss of $361,226 and accumulated net investment loss of $179, respectively)	$ 758,712,998	$ 609,487,163
Other Information Shares
Sold	5,122,159	2,870,190
Redeemed	(3,621,731)	(4,211,085)
Net increase (decrease)	1,500,428	(1,340,895)

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 59.80	$ 43.59	$ 23.44	$ 40.26	$ 39.29
Income from Investment Operations
Net investment income (loss) B	(.18)	(.25)	(.07)	(.02)	(.12)
Net realized and unrealized gain (loss)	5.27	16.46	20.22	(16.80)	1.09
Total from investment operations	5.09	16.21	20.15	(16.82)	.97
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 64.89	$ 59.80	$ 43.59	$ 23.44	$ 40.26
Total Return A	8.51%	37.19%	85.96%	(41.78)%	2.47%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.89%	.95%	.92%	.92%
Expenses net of fee waivers, if any	.86%	.89%	.95%	.92%	.92%
Expenses net of all reductions	.85%	.88%	.92%	.91%	.91%
Net investment income (loss)	(.32)%	(.50)%	(.18)%	(.05)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 758,713	$ 609,487	$ 502,708	$ 207,163	$ 437,251
Portfolio turnover rate D	193%	141%	269%	183%	234%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	-0.01%	3.51%	2.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Electronics Portfolio: For the year, the fund returned -0.01%, well ahead of the -4.00% return of its industry benchmark, the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index, but lagging the broadly based S&P 500®. Versus the MSCI index, stock selection in the fund's primary investment universe of semiconductors added considerable value. In the weak-performing semiconductor equipment group, the fund's relative performance benefited from a sizable underweighting and favorable stock picking. Out-of-index allocations to the computer storage/peripherals and electronic manufacturing services areas also bolstered performance. At the stock level, the largest contributor was National Semiconductor. In April, the analog chip maker received a takeover bid of $25 per share from Texas Instruments, almost doubling the price at which the stock had been trading right before the announcement. After the takeover bid was announced, we sold the National Semi position to lock in profits. Having virtually no exposure to weak-performing index component First Solar also bolstered the fund's relative performance. Skyworks Solutions, a provider of radio frequency components in handsets - notably for iPhone®-maker Apple - aided performance as well, as did a lighter-than-benchmark stake in weak-performing semiconductor maker Cree. Conversely, a large underweighting in personal computer chip provider and index heavyweight Intel shaved more than four percentage points off the fund's relative performance, as the stock gained roughly 29%. We were put off by what we thought were near-peak profit margins at Intel, and also by the prospect of greater competition for the company. Interestingly, although Intel was by far the biggest detractor from the fund's relative performance, it was our second-largest absolute contributor. Micron Technology was hampered by weak PC demand, despite the company's market-share gains in DRAM computer memory and NAND flash memory. A substantial overweighting in Intel competitor Advanced Micro Devices also proved ill-timed, as did a large overweighting in Marvell Technology Group, the fund's second-biggest holding at period end. While the provider of semiconductors for applications such as wireless communications, data storage and networking saw its businesses negatively impacted by global economic uncertainty and flooding in Thailand, we continued to like Marvell's longer-term prospects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Texas Instruments, Inc.	9.5	3.8
Marvell Technology Group Ltd.	8.4	10.7
Broadcom Corp. Class A	7.9	9.6
Intersil Corp. Class A	4.2	3.6
NXP Semiconductors NV	3.6	3.8
Intel Corp.	3.6	7.5
Freescale Semiconductor Holdings I Ltd.	3.5	2.5
Skyworks Solutions, Inc.	3.4	1.2
ON Semiconductor Corp.	3.3	4.1
Altera Corp.	3.2	0.0
	50.6
Top Industries (% of fund's net assets)
As of February 29, 2012
Semiconductors & Semiconductor Equipment	83.2%
Electronic Equipment & Components	6.0%
Computers & Peripherals	3.8%
Communications Equipment	3.7%
Internet Software & Services	0.7%
All Others*	2.6%

As of August 31, 2011
Semiconductors & Semiconductor Equipment	86.6%
Electronic Equipment & Components	6.2%
Communications Equipment	3.4%
Computers & Peripherals	2.7%
Internet Software & Services	0.0%
All Others*	1.1%

* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)(e)	285,468	$ 3
COMMUNICATIONS EQUIPMENT - 3.7%
Communications Equipment - 3.7%
Acme Packet, Inc. (a)	83,600	2,548,128
Brocade Communications Systems, Inc. (a)	501,500	2,898,670
Cisco Systems, Inc.	331,187	6,583,998
Juniper Networks, Inc. (a)	434,500	9,889,220
QUALCOMM, Inc.	379,336	23,587,112
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	234,800	2,343,304
		47,850,432
COMPUTERS & PERIPHERALS - 3.8%
Computer Hardware - 0.4%
Apple, Inc. (a)	9,100	4,936,204
Computer Storage & Peripherals - 3.4%
NetApp, Inc. (a)	89,837	3,862,991
SanDisk Corp. (a)	810,353	40,080,059
Synaptics, Inc. (a)	9,600	352,800
		44,295,850
TOTAL COMPUTERS & PERIPHERALS		49,232,054
ELECTRONIC EQUIPMENT & COMPONENTS - 6.0%
Electronic Components - 1.8%
Aeroflex Holding Corp. (a)	1,345,542	14,760,596
Amphenol Corp. Class A	7,700	430,892
Corning, Inc.	651,329	8,493,330
		23,684,818
Electronic Manufacturing Services - 4.0%
Benchmark Electronics, Inc. (a)	305,679	5,019,249
Fabrinet (a)	89,612	1,601,366
Flextronics International Ltd. (a)	3,558,448	25,087,058
Jabil Circuit, Inc.	224,266	5,792,791
Plexus Corp. (a)	18	625
TE Connectivity Ltd.	150,400	5,497,120
TTM Technologies, Inc. (a)	727,832	8,522,913
		51,521,122
Technology Distributors - 0.2%
Avnet, Inc. (a)	10,200	364,548
Brightpoint, Inc. (a)	166,100	1,461,680
		1,826,228
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		77,032,168
INTERNET SOFTWARE & SERVICES - 0.7%
Internet Software & Services - 0.7%
Google, Inc. Class A (a)	13,700	8,470,025

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 83.1%
Semiconductor Equipment - 7.8%
Advanced Energy Industries, Inc. (a)	795	$ 9,540
Amkor Technology, Inc. (a)(d)	2,894,400	18,495,216
Applied Materials, Inc.	236,616	2,896,180
ASML Holding NV	319,560	14,555,958
Cabot Microelectronics Corp.	3,300	165,825
Cohu, Inc.	1,100	12,342
Cymer, Inc. (a)	458,148	21,065,645
Entegris, Inc. (a)	656,609	5,935,745
KLA-Tencor Corp.	81,200	3,930,080
Lam Research Corp. (a)(d)	577,392	24,077,246
MEMC Electronic Materials, Inc. (a)	650,958	2,558,265
Nanometrics, Inc. (a)	24,900	436,995
Nova Measuring Instruments Ltd. (a)	15,800	116,604
Teradyne, Inc. (a)	1,730	28,407
Tessera Technologies, Inc. (a)	354,276	5,951,837
Ultratech, Inc. (a)	14,900	405,429
		100,641,314
Semiconductors - 75.3%
Advanced Micro Devices, Inc. (a)	4,976,741	36,579,046
Advanced Semiconductor Engineering, Inc. sponsored ADR	727,700	3,551,176
Alpha & Omega Semiconductor Ltd. (a)	451,100	4,470,401
Altera Corp.	1,067,979	41,063,793
Analog Devices, Inc.	200,900	7,877,289
Applied Micro Circuits Corp. (a)	432,292	2,930,940
ARM Holdings PLC sponsored ADR	17	462
Atmel Corp. (a)	1,551,193	15,682,561
Avago Technologies Ltd.	679,917	25,571,678
BCD Semiconductor Manufacturing Ltd. ADR (a)	1,445,401	7,544,993
Broadcom Corp. Class A	2,737,121	101,684,045
Cirrus Logic, Inc. (a)(d)	357,156	8,421,738
Cree, Inc. (a)	159,600	4,834,284
CSR PLC	631,576	2,560,004
Cypress Semiconductor Corp.	530,865	9,157,421
Entropic Communications, Inc. (a)	518,400	3,195,936
Exar Corp. (a)	15,000	105,000
Fairchild Semiconductor International, Inc. (a)	1,207,460	17,616,841
First Solar, Inc. (a)(d)	5,542	179,007
Freescale Semiconductor Holdings I Ltd. (d)	2,780,152	44,843,852
Himax Technologies, Inc. sponsored ADR	146,567	234,507
Inphi Corp. (a)	1,400	20,104
Intel Corp.	1,713,963	46,071,325
Intermolecular, Inc.	608,483	3,821,273
International Rectifier Corp. (a)	483,547	10,855,630
Intersil Corp. Class A	4,837,433	54,759,742
JA Solar Holdings Co. Ltd. ADR (a)(d)	1,380,750	2,568,195
Linear Technology Corp.	2,100	70,308
LSI Corp. (a)	242,333	2,084,064
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
MagnaChip Semiconductor Corp.	368,799	$ 4,270,692
Marvell Technology Group Ltd. (a)	7,234,432	108,516,480
Maxim Integrated Products, Inc.	166,600	4,646,474
Micron Technology, Inc. (a)	4,479,938	38,303,470
Monolithic Power Systems, Inc. (a)	350,183	6,509,902
Motech Industries, Inc.	1	2
NVIDIA Corp. (a)	1,873,004	28,376,011
NXP Semiconductors NV (a)	1,881,007	46,648,974
O2Micro International Ltd. sponsored ADR (a)	428,400	2,231,964
Omnivision Technologies, Inc. (a)	146,100	2,391,657
ON Semiconductor Corp. (a)	4,727,095	42,874,752
PMC-Sierra, Inc. (a)	3,184,762	21,879,315
RDA Microelectronics, Inc. sponsored ADR (a)	57,882	713,685
Renesas Electronics Corp. (a)(d)	246,500	1,694,981
RF Micro Devices, Inc. (a)	782,779	3,733,856
Skyworks Solutions, Inc. (a)	1,641,661	44,275,597
Spansion, Inc. Class A (a)	1,513,570	19,373,696
Standard Microsystems Corp. (a)	143,401	3,669,632
STATS ChipPAC Ltd. (a)	7,205,000	3,110,942
Supertex, Inc. (a)	42,960	793,042
Texas Instruments, Inc.	3,688,475	123,010,642
Trina Solar Ltd. (a)(d)	134,000	1,031,800
TriQuint Semiconductor, Inc. (a)	681,277	4,387,424
Volterra Semiconductor Corp. (a)	55,000	1,690,150
Xilinx, Inc.	5,000	184,650
		972,675,405
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,073,316,719
SOFTWARE - 0.0%
Systems Software - 0.0%
Symantec Corp. (a)	9,800	174,832
TOTAL COMMON STOCKS (Cost $1,328,482,856)		1,256,076,233
Convertible Bonds - 0.1%
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14 (Cost $610,000)	$ 610,000	$ 1,392,813
Money Market Funds - 9.3%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	40,686,305	40,686,305
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	79,527,952	79,527,952
TOTAL MONEY MARKET FUNDS (Cost $120,214,257)		120,214,257
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $1,449,307,113)		1,377,683,303
NET OTHER ASSETS (LIABILITIES) - (6.7)%		(85,942,223)
NET ASSETS - 100%		$ 1,291,741,080
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 1,033,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,186
Fidelity Securities Lending Cash Central Fund	210,684
Total	$ 235,870
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,256,076,233	$ 1,256,076,230	$ -	$ 3
Convertible Bonds	1,392,813	-	1,392,813	-
Money Market Funds	120,214,257	120,214,257	-	-
Total Investments in Securities:	$ 1,377,683,303	$ 1,376,290,487	$ 1,392,813	$ 3
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	3
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ 3

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	76.5%
Bermuda	12.2%
Netherlands	4.7%
Singapore	4.1%
Cayman Islands	1.3%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $74,816,880) - See accompanying schedule: Unaffiliated issuers (cost $1,329,092,856)	$ 1,257,469,046
Fidelity Central Funds (cost $120,214,257)	120,214,257
Total Investments (cost $1,449,307,113)		$ 1,377,683,303
Cash		4,590
Receivable for investments sold		5,427,820
Receivable for fund shares sold		3,196,176
Dividends receivable		987,627
Interest receivable		13,725
Distributions receivable from Fidelity Central Funds		20,574
Prepaid expenses		1,926
Other receivables		37,909
Total assets		1,387,373,650

Liabilities
Payable for investments purchased	$ 8,408,366
Payable for fund shares redeemed	6,763,788
Accrued management fee	602,540
Other affiliated payables	255,300
Other payables and accrued expenses	74,624
Collateral on securities loaned, at value	79,527,952
Total liabilities		95,632,570

Net Assets		$ 1,291,741,080
Net Assets consist of:
Paid in capital		$ 1,622,295,183
Distributions in excess of net investment income		(659,783)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(258,270,510)
Net unrealized appreciation (depreciation) on investments		(71,623,810)
Net Assets, for 24,240,335 shares outstanding		$ 1,291,741,080
Net Asset Value, offering price and redemption price per share ($1,291,741,080 ÷ 24,240,335 shares)		$ 53.29

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 9,071,714
Interest		370,986
Income from Fidelity Central Funds (including $210,684 from security lending)		235,870
Total income		9,678,570

Expenses
Management fee	$ 6,254,989
Transfer agent fees	2,618,092
Accounting and security lending fees	380,764
Custodian fees and expenses	60,637
Independent trustees' compensation	6,918
Depreciation in deferred trustee compensation account	(6)
Registration fees	40,501
Audit	41,018
Legal	7,840
Interest	1,081
Miscellaneous	11,711
Total expenses before reductions	9,423,545
Expense reductions	(90,574)	9,332,971
Net investment income (loss)		345,599
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	164,082,406
Foreign currency transactions	23,525
Total net realized gain (loss)		164,105,931
Change in net unrealized appreciation (depreciation) on investment securities		(175,704,422)
Net gain (loss)		(11,598,491)
Net increase (decrease) in net assets resulting from operations		$ (11,252,892)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 345,599	$ 1,479,476
Net realized gain (loss)	164,105,931	133,127,468
Change in net unrealized appreciation (depreciation)	(175,704,422)	195,573,035
Net increase (decrease) in net assets resulting from operations	(11,252,892)	330,179,979
Distributions to shareholders from net investment income	(1,262,911)	(2,841,742)
Share transactions Proceeds from sales of shares	318,638,191	301,891,145
Reinvestment of distributions	1,197,593	2,700,459
Cost of shares redeemed	(402,899,738)	(349,256,599)
Net increase (decrease) in net assets resulting from share transactions	(83,063,954)	(44,664,995)
Redemption fees	56,684	49,756
Total increase (decrease) in net assets	(95,523,073)	282,722,998

Net Assets
Beginning of period	1,387,264,153	1,104,541,155
End of period (including distributions in excess of net investment income of $659,783 and undistributed net investment income of $166,854, respectively)	$ 1,291,741,080	$ 1,387,264,153
Other Information Shares
Sold	6,469,469	6,256,503
Issued in reinvestment of distributions	25,727	59,948
Redeemed	(8,254,694)	(8,165,876)
Net increase (decrease)	(1,759,498)	(1,849,425)

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 53.36	$ 39.66	$ 21.13	$ 37.17	$ 46.14
Income from Investment Operations
Net investment income (loss) B	.01	.06	.31	.34	.17
Net realized and unrealized gain (loss)	(.02)	13.75	18.57	(16.19)	(8.85)
Total from investment operations	(.01)	13.81	18.88	(15.85)	(8.68)
Distributions from net investment income	(.06)	(.11)	(.34)	(.19)	(.17)
Distributions from net realized gain	-	-	(.01)	-	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Total distributions	(.06)	(.11)	(.35)	(.19)	(.29)
Net asset value, end of period	$ 53.29	$ 53.36	$ 39.66	$ 21.13	$ 37.17
Total Return A	(.01)%	34.87%	89.51%	(42.63)%	(18.95)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.86%	.92%	.89%	.87%
Expenses net of fee waivers, if any	.84%	.86%	.92%	.89%	.87%
Expenses net of all reductions	.83%	.86%	.91%	.88%	.86%
Net investment income (loss)	.03%	.13%	.92%	1.05%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,291,741	$ 1,387,264	$ 1,104,541	$ 563,453	$ 1,201,825
Portfolio turnover rate D	137%	101%	71%	91%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio A	8.18%	9.66%	7.78%

A Prior to October 1, 2006, IT Services Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Kyle Weaver, Portfolio Manager of IT Services Portfolio: For the year, the fund returned 8.18%, considerably behind the 16.56% gain of the MSCI® U.S. IM IT Services 25/50 Index but topping the broadly based S&P 500®. Versus the MSCI index, out-of-benchmark exposure to four China-based IT services companies was responsible for the vast majority of the fund's underperformance. Beginning in May, share prices in the group were hurt after one of the companies, Longtop Financial Technologies, reportedly misrepresented its financial condition. The company's shares subsequently lost nearly all of their value. While the other three companies - Camelot Information Systems, VanceInfo Technologies and HiSoft Technology International - were not accused of any wrongdoing, their stocks swooned in sympathy with Longtop. Additionally, during the remainder of the period, Chinese economic growth slowed more noticeably, and the sovereign debt situation in Europe worsened, creating a risk-averse global investment environment in which smaller Chinese IT services companies struggled. The fund did not own Longtop or VanceInfo at period end. Elsewhere, not owning enough of two large, strong-performing benchmark components, payment card processor Visa and information technology services giant International Business Machines, also worked against us. Lastly, the fund was hurt by a significant overweighting in business process outsourcing provider Cognizant Technology Solutions, by far the fund's largest holding at period end. Conversely, overweighting Visa competitor MasterCard was timely. Underweighting four poorly performing index components - Western Union, Computer Sciences, SAIC and Paychex - helped as well. Computer Sciences and SAIC were not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Cognizant Technology Solutions Corp. Class A	14.2	15.9
MasterCard, Inc. Class A	9.7	11.7
Accenture PLC Class A	9.3	10.7
IBM Corp.	8.3	7.8
Visa, Inc. Class A	7.7	3.1
Fiserv, Inc.	3.9	2.6
VeriFone Systems, Inc.	3.3	0.7
Virtusa Corp.	3.2	3.9
Fidelity National Information Services, Inc.	2.5	3.2
EPAM Systems, Inc.	1.9	0.0
	64.0
Top Industries (% of fund's net assets)
As of February 29, 2012
IT Services	91.0%
Software	2.4%
Internet Software & Services	1.8%
Consumer Finance	1.5%
Office Electronics	0.9%
All Others*	2.4%

As of August 31, 2011
IT Services	81.4%
Software	11.3%
Consumer Finance	2.2%
Internet Software & Services	1.6%
Office Electronics	1.5%
All Others*	2.0%

* Includes short-term investments and net other assets.

Annual Report

IT Services Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CAPITAL MARKETS - 0.6%
Investment Banking & Brokerage - 0.6%
Knight Capital Group, Inc. Class A (a)	102,700	$ 1,360,775
COMPUTERS & PERIPHERALS - 0.0%
Computer Hardware - 0.0%
Hewlett-Packard Co.	400	10,124
CONSUMER FINANCE - 1.5%
Consumer Finance - 1.5%
Green Dot Corp. Class A (a)(d)	114,400	3,652,792
INTERNET SOFTWARE & SERVICES - 1.8%
Internet Software & Services - 1.8%
Constant Contact, Inc. (a)	5	151
IntraLinks Holdings, Inc. (a)	45,100	265,188
Responsys, Inc.	19,400	234,158
SciQuest, Inc. (a)	35,000	526,750
VeriSign, Inc.	93,800	3,465,910
		4,492,157
IT SERVICES - 91.0%
Data Processing & Outsourced Services - 41.6%
Alliance Data Systems Corp. (a)(d)	15,348	1,862,633
Automatic Data Processing, Inc.	4,000	217,280
Broadridge Financial Solutions, Inc.	7,800	189,852
Cardtronics, Inc. (a)	58,900	1,566,151
Cass Information Systems, Inc.	12,320	474,197
Convergys Corp. (a)	1,100	14,168
CoreLogic, Inc. (a)	1,600	24,608
CSG Systems International, Inc. (a)	18,100	289,781
DST Systems, Inc.	37,300	1,976,900
Euronet Worldwide, Inc. (a)	37,500	723,375
ExlService Holdings, Inc. (a)	800	22,256
Fidelity National Information Services, Inc.	194,500	6,171,485
Fiserv, Inc. (a)	147,800	9,799,140
FleetCor Technologies, Inc. (a)	115,000	4,258,450
Genpact Ltd. (a)	156,300	2,503,926
Global Cash Access Holdings, Inc. (a)	612,800	3,407,168
Global Payments, Inc.	65,900	3,401,758
Heartland Payment Systems, Inc.	40,200	1,138,464
Higher One Holdings, Inc. (a)(d)	31,500	463,050
Jack Henry & Associates, Inc.	6,600	222,684
Lender Processing Services, Inc.	74,700	1,646,388
MasterCard, Inc. Class A	57,440	24,124,800
ModusLink Global Solutions, Inc.	4,400	24,464
NeuStar, Inc. Class A (a)	108,300	3,795,915
Paychex, Inc.	800	25,040
Syntel, Inc.	27,700	1,418,240
Teletech Holdings, Inc. (a)	50,800	775,716
The Western Union Co.	138,200	2,414,354
TNS, Inc. (a)	48,700	892,671

	Shares	Value
VeriFone Systems, Inc. (a)	172,400	$ 8,256,236
Visa, Inc. Class A	164,112	19,097,713
WNS Holdings Ltd. sponsored ADR (a)	221,329	2,436,832
Wright Express Corp. (a)	400	24,752
		103,660,447
IT Consulting & Other Services - 49.4%
Accenture PLC Class A	388,200	23,113,428
Acxiom Corp. (a)	68,100	956,124
Atos Origin SA	5,327	303,168
Booz Allen Hamilton Holding Corp. Class A	67,300	1,238,993
CACI International, Inc. Class A (a)	63,000	3,725,820
Camelot Information Systems, Inc. ADR (a)	1,324,564	2,940,532
CGI Group, Inc. Class A (sub. vtg.) (a)	23,200	496,515
China Information Technology, Inc. (a)(d)	148,900	120,609
Ciber, Inc. (a)	358,500	1,570,230
Cognizant Technology Solutions Corp. Class A (a)	496,916	35,256,192
EPAM Systems, Inc.	327,400	4,619,614
Forrester Research, Inc.	7,600	244,948
Gartner, Inc. Class A (a)	7,500	301,950
HCL Technologies Ltd.	193,296	1,908,754
HiSoft Technology International Ltd. ADR (a)(d)	183,700	2,241,140
IBM Corp.	104,900	20,636,977
iGate Corp. (a)	92,607	1,614,140
Infosys Ltd. sponsored ADR	200	11,536
ManTech International Corp. Class A	91,500	3,068,910
Maximus, Inc.	67,900	2,832,109
NCI, Inc. Class A (a)	2,200	15,840
Rolta India Ltd.	369,952	791,732
Sapient Corp.	167,100	2,087,079
ServiceSource International, Inc.	67,500	1,134,000
Teradata Corp. (a)	32,300	2,149,565
Unisys Corp. (a)	98,040	1,831,387
Virtusa Corp. (a)	504,963	7,892,572
		123,103,864
TOTAL IT SERVICES		226,764,311
OFFICE ELECTRONICS - 0.9%
Office Electronics - 0.9%
Xerox Corp.	263,300	2,166,959
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
eClerx	6,959	107,325
SOFTWARE - 2.4%
Application Software - 1.3%
Autodesk, Inc. (a)	65,400	2,475,390
Descartes Systems Group, Inc. (a)	68,400	559,834
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Jive Software, Inc.	600	$ 13,086
Zensar Technologies Ltd.	65,071	238,103
		3,286,413
Systems Software - 1.1%
Ariba, Inc. (a)	85,500	2,690,685
NetSuite, Inc. (a)	600	28,620
		2,719,305
TOTAL SOFTWARE		6,005,718
TOTAL COMMON STOCKS (Cost $205,468,646)		244,560,161
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.12% (b)	4,774,600	4,774,600
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,019,472	6,019,472
TOTAL MONEY MARKET FUNDS (Cost $10,794,072)		10,794,072
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $216,262,718)		255,354,233
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(6,230,568)
NET ASSETS - 100%		$ 249,123,665
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,659
Fidelity Securities Lending Cash Central Fund	68,544
Total	$ 73,203
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.9%
Ireland	9.3%
India	1.2%
British Virgin Islands	1.2%
Bermuda	1.0%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $5,901,611) - See accompanying schedule: Unaffiliated issuers (cost $205,468,646)	$ 244,560,161
Fidelity Central Funds (cost $10,794,072)	10,794,072
Total Investments (cost $216,262,718)		$ 255,354,233
Receivable for fund shares sold		352,934
Dividends receivable		138,320
Distributions receivable from Fidelity Central Funds		3,614
Prepaid expenses		458
Other receivables		26,183
Total assets		255,875,742

Liabilities
Payable for fund shares redeemed	$ 535,845
Accrued management fee	112,401
Other affiliated payables	51,986
Other payables and accrued expenses	32,373
Collateral on securities loaned, at value	6,019,472
Total liabilities		6,752,077

Net Assets		$ 249,123,665
Net Assets consist of:
Paid in capital		$ 208,377,036
Accumulated net investment loss		(147,169)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,787,395
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		39,106,403
Net Assets, for 10,481,881 shares outstanding		$ 249,123,665
Net Asset Value, offering price and redemption price per share ($249,123,665 ÷ 10,481,881 shares)		$ 23.77

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 1,209,471
Income from Fidelity Central Funds (including $68,544 from security lending)		73,203
Total income		1,282,674

Expenses
Management fee	$ 1,069,891
Transfer agent fees	468,469
Accounting and security lending fees	77,719
Custodian fees and expenses	27,582
Independent trustees' compensation	1,097
Registration fees	29,662
Audit	61,410
Legal	554
Interest	531
Miscellaneous	1,395
Total expenses before reductions	1,738,310
Expense reductions	(6,031)	1,732,279
Net investment income (loss)		(449,605)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $17,976)	2,849,553
Foreign currency transactions	(13,479)
Total net realized gain (loss)		2,836,074
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $16,492)	11,970,082
Assets and liabilities in foreign currencies	(1,073)
Total change in net unrealized appreciation (depreciation)		11,969,009
Net gain (loss)		14,805,083
Net increase (decrease) in net assets resulting from operations		$ 14,355,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (449,605)	$ (162,406)
Net realized gain (loss)	2,836,074	11,165,087
Change in net unrealized appreciation (depreciation)	11,969,009	16,679,613
Net increase (decrease) in net assets resulting from operations	14,355,478	27,682,294
Distributions to shareholders from net realized gain	(1,972,671)	-
Share transactions Proceeds from sales of shares	205,367,309	71,359,841
Reinvestment of distributions	1,911,677	-
Cost of shares redeemed	(102,517,642)	(63,705,976)
Net increase (decrease) in net assets resulting from share transactions	104,761,344	7,653,865
Redemption fees	7,354	4,955
Total increase (decrease) in net assets	117,151,505	35,341,114

Net Assets
Beginning of period	131,972,160	96,631,046
End of period (including accumulated net investment loss of $147,169 and $0 respectively)	$ 249,123,665	$ 131,972,160
Other Information Shares
Sold	9,259,270	3,524,419
Issued in reinvestment of distributions	83,735	-
Redeemed	(4,775,238)	(3,267,048)
Net increase (decrease)	4,567,767	257,371

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 22.31	$ 17.08	$ 10.62	$ 14.77	$ 17.40
Income from Investment Operations
Net investment income (loss) B	(.05)	(.03)	(.05)	(.02)	(.06)
Net realized and unrealized gain (loss)	1.86	5.26	6.51	(4.14)	(.25)
Total from investment operations	1.81	5.23	6.46	(4.16)	(.31)
Distributions from net realized gain	(.35)	-	-	-	(2.32)
Redemption fees added to paid in capital B	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.77	$ 22.31	$ 17.08	$ 10.62	$ 14.77
Total Return A	8.18%	30.62%	60.83%	(28.10)%	(2.94)%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.94%	.99%	1.00%	1.06%
Expenses net of fee waivers, if any	.91%	.94%	.99%	1.00%	1.06%
Expenses net of all reductions	.91%	.94%	.99%	1.00%	1.06%
Net investment income (loss)	(.24)%	(.16)%	(.31)%	(.14)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 249,124	$ 131,972	$ 96,631	$ 48,039	$ 38,842
Portfolio turnover rate D	143%	156%	131%	140%	212%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Software and Computer Services Portfolio	13.08%	10.32%	9.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and Computer Services Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Brian Lempel, Portfolio Manager of Software and Computer Services Portfolio: For the year, the fund gained 13.08%, ahead of the 10.80% increase of its industry benchmark, the MSCI® U.S. IM Software & Services 25/50 Index, and the broad-based S&P 500®. Relative to the MSCI index, stock selection, particularly in application software, computer hardware and Internet software/services, provided the biggest boost. Personal device powerhouse Apple was the fund's top individual contributor. With the unprecedented adoption of Apple's technology, the stock rose. Also contributing were stakes in U.K.-based cloud-computing software company Autonomy, which saw its stock price rise sharply in August, when the firm announced it would be acquired by Hewlett-Packard, and business software developer Convio, whose share price soared in January on an acquisition bid from rival Blackbaud. I sold Convio by period end. In the movies/entertainment segment, Lions Gate Entertainment was another contributor. As media has shifted toward using online avenues as its primary form of distribution, I believed certain entertainment companies with strong content libraries could stand to benefit from this trend. Lions Gate, which owns the upcoming film series The Hunger Games, proved beneficial, especially in the last four months of the period. I sold the stock in February. Picks in information technology consulting/other services and office electronics were the primary areas that hurt. An underweighting in data processing/outsourced services proved detrimental, though my stock selection in this segment countered much of that detraction. On an individual basis, an underweighting in credit card processor Visa was most harmful. The company benefited from its large circulation of debit and credit cards and stood to gain from new rules on transaction fees. In application software, a position in Camelot Information Systems, a Chinese company that develops software for the financial services industry, was caught up in an accounting scandal that affected several Chinese firms. Based on Fidelity's internal research on the company, I believed it could recover, so in September, I began adding to the stock, but the stock struggled. In office electronics, a stake in copier and printer manufacturer Xerox detracted, and I sold the position. Underweighting International Business Machines, which performed solidly, also detracted. Many of the stocks I've mentioned in this update were not included in the MSCI index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software and Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	16.7	17.8
Oracle Corp.	7.7	13.3
Apple, Inc.	6.4	2.7
IBM Corp.	4.4	2.5
Visa, Inc. Class A	4.2	0.0
Accenture PLC Class A	4.2	1.1
Google, Inc. Class A	3.6	9.3
Citrix Systems, Inc.	3.0	2.8
MasterCard, Inc. Class A	2.8	3.7
salesforce.com, Inc.	2.7	2.1
	55.7
Top Industries (% of fund's net assets)
As of February 29, 2012
Software	46.2%
IT Services	21.7%
Internet Software & Services	14.2%
Computers & Peripherals	7.5%
Communications Equipment	3.3%
All Others*	7.1%

As of August 31, 2011
Software	59.1%
Internet Software & Services	16.5%
IT Services	15.1%
Computers & Peripherals	3.0%
Office Electronics	1.6%
All Others*	4.7%

* Includes short-term investments and net other assets.

Annual Report

Software and Computer Services Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
ICG Group, Inc. (a)	356,171	$ 3,088,003
COMMUNICATIONS EQUIPMENT - 3.3%
Communications Equipment - 3.3%
Acme Packet, Inc. (a)	214,700	6,544,056
Comverse Technology, Inc. (a)	1,343,600	8,625,912
Infinera Corp. (a)	400,000	3,184,000
Polycom, Inc. (a)	1,713,775	35,389,454
Riverbed Technology, Inc. (a)	16,800	478,296
		54,221,718
COMPUTERS & PERIPHERALS - 7.5%
Computer Hardware - 6.5%
Apple, Inc. (a)	190,300	103,226,332
Cray, Inc. (a)	188,393	1,501,492
		104,727,824
Computer Storage & Peripherals - 1.0%
Gemalto NV	12,790	730,711
SanDisk Corp. (a)	332,000	16,420,720
		17,151,431
TOTAL COMPUTERS & PERIPHERALS		121,879,255
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Alternative Carriers - 0.9%
inContact, Inc. (a)(e)	2,765,178	14,738,399
ELECTRONIC EQUIPMENT & COMPONENTS - 2.3%
Electronic Components - 0.6%
Corning, Inc.	744,500	9,708,280
Electronic Manufacturing Services - 0.5%
Fabrinet (a)	97,494	1,742,218
Flextronics International Ltd. (a)	460,700	3,247,935
TE Connectivity Ltd.	86,700	3,168,885
		8,159,038
Technology Distributors - 1.2%
Arrow Electronics, Inc. (a)	469,157	18,836,654
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		36,703,972
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
Epocrates, Inc. (a)	31,544	293,359
INTERNET & CATALOG RETAIL - 0.8%
Internet Retail - 0.8%
Groupon, Inc. Class A (a)(d)	662,081	13,052,927
INTERNET SOFTWARE & SERVICES - 14.2%
Internet Software & Services - 14.2%
Active Network, Inc.	1,957,891	31,326,256
Akamai Technologies, Inc. (a)	79,800	2,872,800
AOL, Inc. (a)	131,400	2,359,944

	Shares	Value
Constant Contact, Inc. (a)(d)	75,814	$ 2,292,615
Cornerstone OnDemand, Inc.	255,000	5,288,700
Demand Media, Inc. (a)(d)	383,500	2,630,810
Digital River, Inc. (a)	82,300	1,452,595
eBay, Inc. (a)	1,135,300	40,575,622
Google, Inc. Class A (a)	93,800	57,991,850
IAC/InterActiveCorp	76,400	3,483,840
IntraLinks Holdings, Inc. (a)	764,509	4,495,313
KIT Digital, Inc. (a)	141,900	1,434,609
LivePerson, Inc. (a)	108,600	1,637,688
LogMeIn, Inc. (a)	9,926	365,872
MercadoLibre, Inc.	40,800	3,970,248
Rackspace Hosting, Inc. (a)	132,877	6,941,494
Responsys, Inc.	628,355	7,584,245
Saba Software, Inc. (a)	283,805	3,326,195
SciQuest, Inc. (a)	35,000	526,750
SPS Commerce, Inc. (a)	84,736	2,105,690
Travelzoo, Inc. (a)	25,000	635,000
Velti PLC (a)	700,800	6,944,928
VeriSign, Inc.	83,400	3,081,630
Vocus, Inc. (a)	25,000	338,250
Web.com, Inc. (a)	1,147,557	15,193,655
WebMD Health Corp. (a)	22,200	551,670
Yahoo!, Inc. (a)	1,368,000	20,287,440
		229,695,709
IT SERVICES - 21.7%
Data Processing & Outsourced Services - 9.2%
DST Systems, Inc.	25,700	1,362,100
Fiserv, Inc. (a)	112,700	7,472,010
FleetCor Technologies, Inc. (a)	43,200	1,599,696
Genpact Ltd. (a)	40,300	645,606
MasterCard, Inc. Class A	109,700	46,074,000
NeuStar, Inc. Class A (a)	130,800	4,584,540
Syntel, Inc.	24,900	1,274,880
The Western Union Co.	624,800	10,915,256
VeriFone Systems, Inc. (a)	78,900	3,778,521
Visa, Inc. Class A	581,200	67,634,244
WNS Holdings Ltd. sponsored ADR (a)	101,791	1,120,719
Wright Express Corp. (a)	38,600	2,388,568
		148,850,140
IT Consulting & Other Services - 12.5%
Accenture PLC Class A	1,132,500	67,429,050
CACI International, Inc. Class A (a)	15,000	887,100
Camelot Information Systems, Inc. ADR (a)	1,881,150	4,176,153
Cognizant Technology Solutions Corp. Class A (a)	302,000	21,426,900
EPAM Systems, Inc.	145,250	2,049,478
HCL Technologies Ltd.	1	10
HiSoft Technology International Ltd. ADR (a)	446,700	5,449,740
IBM Corp.	360,089	70,840,309
iGate Corp. (a)	27,000	470,610
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - continued
InterXion Holding N.V. (a)	336,697	$ 5,313,079
Lionbridge Technologies, Inc. (a)(e)	5,025,600	13,016,304
Sapient Corp.	107,300	1,340,177
ServiceSource International, Inc.	256,900	4,315,920
Unisys Corp. (a)	73,100	1,365,508
Virtusa Corp. (a)	267,037	4,173,788
		202,254,126
TOTAL IT SERVICES		351,104,266
MEDIA - 1.6%
Advertising - 1.1%
MDC Partners, Inc. Class A (sub. vtg.)	1,259,600	16,274,035
ReachLocal, Inc. (a)	163,818	1,277,780
		17,551,815
Broadcasting - 0.5%
Discovery Communications, Inc. (a)	97,500	4,548,375
Pandora Media, Inc. (d)	296,800	3,876,208
		8,424,583
TOTAL MEDIA		25,976,398
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductors - 0.1%
RF Micro Devices, Inc. (a)	417,400	1,990,998
SOFTWARE - 46.2%
Application Software - 16.9%
Actuate Corp. (a)	245,000	1,479,800
AsiaInfo-Linkage, Inc. (a)	807,037	10,313,933
Aspen Technology, Inc. (a)	256,616	5,276,025
Autodesk, Inc. (a)	362,000	13,701,700
BroadSoft, Inc. (a)(d)	206,500	7,510,405
Callidus Software, Inc. (a)(d)(e)	2,280,397	16,897,742
Citrix Systems, Inc. (a)	649,000	48,506,260
ClickSoftware Technologies Ltd.	20,000	219,400
Compuware Corp. (a)	245,200	2,209,252
Concur Technologies, Inc. (a)	69,900	4,120,605
Descartes Systems Group, Inc. (a)	1,533,600	12,552,074
Ebix, Inc. (d)	364,025	8,481,783
Informatica Corp. (a)	162,900	8,008,164
Jive Software, Inc.	30,400	663,024
Kenexa Corp. (a)	56,200	1,561,798
Kingdee International Software Group Co. Ltd.	6,654,000	1,793,022
Mentor Graphics Corp. (a)	1,126,800	17,082,288
Nuance Communications, Inc. (a)	256,600	6,651,072
Parametric Technology Corp. (a)	187,000	4,992,900
Pegasystems, Inc.	50,400	1,415,232
PROS Holdings, Inc. (a)	47,200	827,416
QLIK Technologies, Inc. (a)	48,500	1,468,095

	Shares	Value
Quest Software, Inc. (a)	60,000	$ 1,201,200
RealPage, Inc. (a)	378,100	7,497,723
salesforce.com, Inc. (a)	305,678	43,760,862
Solera Holdings, Inc.	120,000	5,760,000
Synchronoss Technologies, Inc. (a)	62,332	2,085,629
Synopsys, Inc. (a)	325,900	9,930,173
Taleo Corp. Class A (a)	413,862	18,963,157
TIBCO Software, Inc. (a)	169,000	4,895,930
TiVo, Inc. (a)	267,100	3,004,875
Verint Systems, Inc. (a)	63,864	1,755,621
		274,587,160
Home Entertainment Software - 0.3%
Electronic Arts, Inc. (a)	142,100	2,320,493
Rosetta Stone, Inc. (a)	60,000	541,800
Take-Two Interactive Software, Inc. (a)	131,500	2,031,675
		4,893,968
Systems Software - 29.0%
Ariba, Inc. (a)	284,500	8,953,215
BMC Software, Inc. (a)	274,100	10,262,304
CA, Inc.	455,200	12,304,056
Check Point Software Technologies Ltd. (a)	69,800	4,059,568
Fortinet, Inc. (a)	68,600	1,855,630
Imperva, Inc.	21,233	786,683
Microsoft Corp.	8,507,800	270,037,568
Opnet Technologies, Inc.	35,200	1,004,960
Oracle Corp.	4,278,300	125,225,841
Pervasive Software, Inc. (a)	613,384	3,686,438
Red Hat, Inc. (a)	267,700	13,240,442
Rovi Corp. (a)	137,077	4,863,492
Sourcefire, Inc. (a)	12,600	567,252
VMware, Inc. Class A (a)	115,000	11,372,350
Websense, Inc. (a)	81,700	1,471,417
		469,691,216
TOTAL SOFTWARE		749,172,344
TOTAL COMMON STOCKS (Cost $1,347,619,414)		1,601,917,348
Money Market Funds - 4.4%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	46,542,148	$ 46,542,148
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	25,359,469	25,359,469
TOTAL MONEY MARKET FUNDS (Cost $71,901,617)		71,901,617
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $1,419,521,031)		1,673,818,965
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(52,203,447)
NET ASSETS - 100%		$ 1,621,615,518
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,289
Fidelity Securities Lending Cash Central Fund	571,720
Total	$ 603,009
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Callidus Software, Inc.	$ 6,496,297	$ 6,806,126	$ -	$ -	$ 16,897,742
Convio, Inc.	5,517,786	10,233,459	22,963,626	-	-
inContact, Inc.	4,689,032	4,842,791	-	-	14,738,399
Lionbridge Technologies, Inc.	9,156,245	7,430,804	187,845	-	13,016,304
Total	$ 25,859,360	$ 29,313,180	$ 23,151,471	$ -	$ 44,652,445
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $24,437,833) - See accompanying schedule: Unaffiliated issuers (cost $1,311,422,144)	$ 1,557,264,903
Fidelity Central Funds (cost $71,901,617)	71,901,617
Other affiliated issuers (cost $36,197,270)	44,652,445
Total Investments (cost $1,419,521,031)		$ 1,673,818,965
Receivable for investments sold		8,978,079
Receivable for fund shares sold		7,312,102
Dividends receivable		2,236,002
Distributions receivable from Fidelity Central Funds		105,219
Prepaid expenses		2,381
Other receivables		184,764
Total assets		1,692,637,512

Liabilities
Payable for investments purchased	$ 43,030,977
Payable for fund shares redeemed	1,561,781
Accrued management fee	724,002
Other affiliated payables	295,033
Other payables and accrued expenses	50,732
Collateral on securities loaned, at value	25,359,469
Total liabilities		71,021,994

Net Assets		$ 1,621,615,518
Net Assets consist of:
Paid in capital		$ 1,284,282,424
Accumulated net investment loss		(421)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		83,119,074
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		254,214,441
Net Assets, for 18,026,868 shares outstanding		$ 1,621,615,518
Net Asset Value, offering price and redemption price per share ($1,621,615,518 ÷ 18,026,868 shares)		$ 89.96

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 8,890,261
Interest		142
Income from Fidelity Central Funds (including $571,720 from security lending)		603,009
Total income		9,493,412

Expenses
Management fee	$ 7,162,459
Transfer agent fees	2,749,717
Accounting and security lending fees	416,037
Custodian fees and expenses	68,185
Independent trustees' compensation	7,532
Registration fees	59,450
Audit	53,357
Legal	7,262
Interest	4,238
Miscellaneous	12,149
Total expenses before reductions	10,540,386
Expense reductions	(111,196)	10,429,190
Net investment income (loss)		(935,778)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	197,280,091
Other affiliated issuers	8,330,634
Foreign currency transactions	24,801
Total net realized gain (loss)		205,635,526
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,818,263)
Assets and liabilities in foreign currencies	(63,427)
Total change in net unrealized appreciation (depreciation)		(18,881,690)
Net gain (loss)		186,753,836
Net increase (decrease) in net assets resulting from operations		$ 185,818,058

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (935,778)	$ (1,443,206)
Net realized gain (loss)	205,635,526	203,890,639
Change in net unrealized appreciation (depreciation)	(18,881,690)	86,844,734
Net increase (decrease) in net assets resulting from operations	185,818,058	289,292,167
Distributions to shareholders from net realized gain	(181,184,664)	(37,331,222)
Share transactions Proceeds from sales of shares	585,190,987	346,693,434
Reinvestment of distributions	174,047,914	35,792,951
Cost of shares redeemed	(441,554,331)	(320,024,033)
Net increase (decrease) in net assets resulting from share transactions	317,684,570	62,462,352
Redemption fees	44,203	27,318
Total increase (decrease) in net assets	322,362,167	314,450,615

Net Assets
Beginning of period	1,299,253,351	984,802,736
End of period (including accumulated net investment loss of $421 and accumulated net investment loss of $85,526, respectively)	$ 1,621,615,518	$ 1,299,253,351
Other Information Shares
Sold	6,956,029	4,173,870
Issued in reinvestment of distributions	2,132,816	408,782
Redeemed	(5,241,268)	(4,027,117)
Net increase (decrease)	3,847,577	555,535

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 91.63	$ 72.29	$ 44.38	$ 66.77	$ 65.47
Income from Investment Operations
Net investment income (loss) B	(.06)	(.11)	(.04)	(.07)	(.20)
Net realized and unrealized gain (loss)	10.39	22.28	27.95	(22.32)	1.49
Total from investment operations	10.33	22.17	27.91	(22.39)	1.29
Distributions from net realized gain	(12.00)	(2.83)	-	-	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 89.96	$ 91.63	$ 72.29	$ 44.38	$ 66.77
Total Return A	13.08%	30.85%	62.89%	(33.53)%	1.99%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.84%	.90%	.87%	.86%
Expenses net of fee waivers, if any	.82%	.84%	.90%	.87%	.86%
Expenses net of all reductions	.81%	.83%	.89%	.87%	.86%
Net investment income (loss)	(.07)%	(.13)%	(.07)%	(.12)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,621,616	$ 1,299,253	$ 984,803	$ 488,980	$ 767,777
Portfolio turnover rate D	238%	189%	56%	49%	38%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	-0.78%	7.84%	6.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Charlie Chai, Portfolio Manager of Technology Portfolio: For the year, the fund returned -0.78%, well behind the 9.17% gain of the MSCI® U.S. IM Information Technology 25/50 Index and also trailing the broad-based S&P 500®. Versus its industry index, the fund's performance was hurt by investing too lightly in large, defensive index components that performed well, including technology services provider International Business Machines, personal computer semiconductor maker Intel and PC software firm Microsoft. I increased the fund's stakes in Microsoft and IBM but sold Intel during the period. Several out-of-benchmark positions in the solar power industry - Trina Solar Limited; JinkoSolar Holding, which I sold in September; and JA Solar Holdings - also detracted from fund performance. Stress on the European financial system led to reductions in government subsidies for purchasers of solar equipment. At the same time, the industry failed to rein in production enough to compensate for ebbing demand. The weak performance of these solar stocks, which are classified as semiconductor holdings, coupled with the fund's negligible weighting in Intel, resulted in this industry being a significant relative detractor. Unrewarding security selection and a sizable overweighting in application software also hurt our results, as did weak picks in Internet software/services, communications equipment and IT consulting/other services. Lastly, holding a small cash position worked against the fund as the market advanced late in the period. Conversely, stock picking in computer hardware stood out as a positive influence, while positioning in semiconductor equipment and solid picks in computer storage/peripherals helped as well. At the stock level, limiting exposure to computer/printer maker and index component Hewlett-Packard was the right call, given the stock's significant decline. Another weak-performing index component I was rewarded for underweighting was networking equipment maker Juniper Networks. Among beneficial overweightings, I'll mention timely ownership of SanDisk, a manufacturer of the NAND flash memory used in mobile devices such as smartphones and tablets. Supply-chain problems with hard-disk drives - a competing product - fueled demand for the company's wares in the second half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	16.9	11.5
Microsoft Corp.	6.5	3.8
QUALCOMM, Inc.	3.0	0.3
salesforce.com, Inc.	2.6	3.0
Altera Corp.	1.9	0.1
Citrix Systems, Inc.	1.8	1.5
NXP Semiconductors NV	1.7	0.8
Cisco Systems, Inc.	1.6	0.7
IBM Corp.	1.6	0.0
eBay, Inc.	1.5	1.8
	39.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Software	23.2%
Semiconductors & Semiconductor Equipment	21.7%
Computers & Peripherals	19.6%
Communications Equipment	9.0%
Internet Software & Services	7.9%
All Others*	18.6%

As of August 31, 2011
Software	28.6%
Computers & Peripherals	15.3%
Semiconductors & Semiconductor Equipment	13.8%
Internet Software & Services	11.1%
IT Services	6.3%
All Others*	24.9%

* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
Tesla Motors, Inc. (a)	40,095	$ 1,339,574
CHEMICALS - 0.5%
Specialty Chemicals - 0.5%
JSR Corp.	574,900	12,071,522
COMMUNICATIONS EQUIPMENT - 9.0%
Communications Equipment - 9.0%
Acme Packet, Inc. (a)	279,624	8,522,940
ADTRAN, Inc.	36,830	1,298,258
ADVA AG Optical Networking (a)	48,666	313,078
Aruba Networks, Inc. (a)(d)	117,000	2,526,030
Brocade Communications Systems, Inc. (a)	198,210	1,145,654
Ciena Corp. (a)(d)	339,237	5,061,416
Cisco Systems, Inc.	1,926,638	38,301,563
Comba Telecom Systems Holdings Ltd.	571,500	429,577
F5 Networks, Inc. (a)	243,825	30,468,372
Finisar Corp. (a)	104,677	2,123,896
Infinera Corp. (a)	268,623	2,138,239
JDS Uniphase Corp. (a)	16,663	217,286
Juniper Networks, Inc. (a)	33,666	766,238
Motorola Solutions, Inc.	44,800	2,231,040
NETGEAR, Inc. (a)	60,200	2,261,714
Oclaro, Inc. (a)	76,038	328,484
Polycom, Inc. (a)	922,499	19,049,604
QUALCOMM, Inc.	1,136,901	70,692,504
Riverbed Technology, Inc. (a)	166,087	4,728,497
Sandvine Corp. (a)	1,941,200	3,118,942
Sandvine Corp. (U.K.) (a)	2,302,512	3,769,079
Spirent Communications PLC	590,700	1,324,017
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	21,709	216,656
ZTE Corp. (H Shares)	3,171,800	9,487,469
		210,520,553
COMPUTERS & PERIPHERALS - 19.6%
Computer Hardware - 17.5%
Advantech Co. Ltd.	373,000	1,256,320
Apple, Inc. (a)	732,967	397,590,615
Hewlett-Packard Co.	7,763	196,482
Pegatron Corp.	2,471,000	3,362,705
Stratasys, Inc. (a)	185,792	6,844,577
Wistron Corp.	752,000	1,252,353
		410,503,052
Computer Storage & Peripherals - 2.1%
ADLINK Technology, Inc.	196,000	296,737
EMC Corp. (a)	847,586	23,469,656
Fusion-io, Inc.	132,500	3,617,250
Gemalto NV	42,522	2,429,341

	Shares	Value
NetApp, Inc. (a)	5,460	$ 234,780
Quantum Corp. (a)	214,500	564,135
SanDisk Corp. (a)	237,215	11,732,654
Smart Technologies, Inc. Class A (a)	85,600	289,328
Synaptics, Inc. (a)	218,643	8,035,130
		50,669,011
TOTAL COMPUTERS & PERIPHERALS		461,172,063
DIVERSIFIED CONSUMER SERVICES - 0.1%
Education Services - 0.1%
Educomp Solutions Ltd.	53,012	228,844
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	43,231	1,146,054
		1,374,898
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Furukawa Electric Co. Ltd.	786,000	2,291,433
ELECTRONIC EQUIPMENT & COMPONENTS - 4.3%
Electronic Components - 1.9%
Aeroflex Holding Corp. (a)	123,538	1,355,212
Amphenol Corp. Class A	19,879	1,112,429
Cheng Uei Precision Industries Co. Ltd.	347,703	833,976
Chimei Innolux Corp. (a)	51,000	27,501
Invensense, Inc. (d)	217,088	3,406,111
J Touch Corp.	109,903	189,946
Omron Corp.	31,600	699,674
Taiyo Yuden Co. Ltd.	224,900	2,334,899
TDK Corp.	22,400	1,168,288
Tong Hsing Electronics Industries Ltd.	416,000	1,386,997
Universal Display Corp. (a)(d)	627,569	25,924,875
Vishay Intertechnology, Inc. (a)	527,722	6,469,872
Yageo Corp.	2,131,000	716,303
		45,626,083
Electronic Equipment & Instruments - 0.4%
Chroma ATE, Inc.	1,038,644	2,381,676
Itron, Inc. (a)	5,774	256,481
Keyence Corp.	4,500	1,180,146
National Instruments Corp.	106,761	2,839,843
SFA Engineering Corp.	17,301	946,255
SNU Precision Co. Ltd.	45,962	482,639
Test Research, Inc.	57,298	78,950
		8,165,990
Electronic Manufacturing Services - 1.7%
Jabil Circuit, Inc.	516,568	13,342,951
KEMET Corp. (a)	349,743	3,151,184
TE Connectivity Ltd.	170,309	6,224,794
Trimble Navigation Ltd. (a)	335,058	16,850,067
		39,568,996
Technology Distributors - 0.3%
Arrow Electronics, Inc. (a)	5,247	210,667
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Technology Distributors - continued
Avnet, Inc. (a)	8,600	$ 307,364
Digital China Holdings Ltd. (H Shares)	2,340,000	4,700,455
VST Holdings Ltd. (a)	7,366,000	1,548,018
WPG Holding Co. Ltd.	754,200	1,075,119
WT Microelectronics Co. Ltd.	148,000	219,787
		8,061,410
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		101,422,479
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Biosensors International Group Ltd. (a)	4,561,000	5,324,479
China Kanghui Holdings sponsored ADR (a)	29,200	542,244
		5,866,723
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Distributors & Services - 0.0%
Sinopharm Group Co. Ltd. (H Shares)	424,400	1,154,554
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
athenahealth, Inc. (a)	1,500	106,005
So-net M3, Inc.	756	2,813,088
		2,919,093
HOUSEHOLD DURABLES - 0.1%
Household Appliances - 0.1%
Haier Electronics Group Co. Ltd. (a)	53,000	66,283
Techtronic Industries Co. Ltd.	1,115,000	1,348,448
		1,414,731
HOUSEHOLD PRODUCTS - 0.1%
Household Products - 0.1%
NVC Lighting Holdings Ltd.	4,071,000	1,795,080
INTERNET & CATALOG RETAIL - 0.4%
Internet Retail - 0.4%
Amazon.com, Inc. (a)	12,437	2,234,805
E-Commerce China Dangdang, Inc. ADR (a)	990	6,623
Groupon, Inc. Class A (a)	8,800	173,492
Priceline.com, Inc. (a)	425	266,484
Rakuten, Inc.	3,894	3,870,290
Start Today Co. Ltd.	154,300	2,814,772
		9,366,466
INTERNET SOFTWARE & SERVICES - 7.9%
Internet Software & Services - 7.9%
Akamai Technologies, Inc. (a)	306,753	11,043,108
Baidu.com, Inc. sponsored ADR (a)	16,405	2,242,564
Bankrate, Inc. (d)	96,219	2,293,861
Bazaarvoice, Inc.	8,500	141,100

	Shares	Value
Blinkx PLC (a)	500,000	$ 632,343
Cornerstone OnDemand, Inc.	114,615	2,377,115
DealerTrack Holdings, Inc. (a)	7,000	194,950
DeNA Co. Ltd.	100	3,254
eBay, Inc. (a)	1,004,379	35,896,505
Facebook, Inc. Class B (f)	122,522	3,770,069
Google, Inc. Class A (a)	51,576	31,886,862
INFO Edge India Ltd.	57,194	757,113
Kakaku.com, Inc.	163,900	4,784,239
LogMeIn, Inc. (a)	139,506	5,142,191
LoopNet, Inc. (a)	150,000	2,760,000
Mail.ru Group Ltd. GDR (a)(e)	5,600	221,480
MercadoLibre, Inc.	141,336	13,753,406
NHN Corp. (a)	23,040	4,807,893
Open Text Corp. (a)	132,200	8,063,045
OpenTable, Inc. (a)	3,553	172,321
Opera Software ASA	359,143	2,280,640
PChome Online, Inc.	444,000	2,643,487
Qihoo 360 Technology Co. Ltd. ADR (d)	107,500	2,272,550
Rackspace Hosting, Inc. (a)	344,899	18,017,524
Renren, Inc. ADR (d)	18,800	102,460
Responsys, Inc.	295,463	3,566,238
Saba Software, Inc. (a)	10,000	117,200
SciQuest, Inc. (a)	97,463	1,466,818
SINA Corp. (a)(d)	129,384	8,805,875
SouFun Holdings Ltd. ADR	75,900	1,266,771
Velti PLC (a)	162,300	1,608,393
VeriSign, Inc.	7,100	262,345
Vocus, Inc. (a)	45,600	616,968
XO Group, Inc. (a)	16,300	147,352
Yahoo!, Inc. (a)	549,057	8,142,515
Yandex NV	105,049	2,237,544
YouKu.com, Inc. ADR (a)(d)	54,250	1,363,845
		185,861,944
IT SERVICES - 7.2%
Data Processing & Outsourced Services - 3.1%
Fidelity National Information Services, Inc.	157,334	4,992,208
Jack Henry & Associates, Inc.	34,500	1,164,030
MasterCard, Inc. Class A	74,502	31,290,840
Syntel, Inc.	25,001	1,280,051
VeriFone Systems, Inc. (a)	195,500	9,362,495
Visa, Inc. Class A	219,964	25,597,211
WNS Holdings Ltd. sponsored ADR (a)	26,900	296,169
		73,983,004
IT Consulting & Other Services - 4.1%
Accenture PLC Class A	215,652	12,839,920
Bit-isle, Inc.	4,900	55,030
Camelot Information Systems, Inc. ADR (a)	555	1,232
ChinaSoft International Ltd. (a)	50,000	15,149
Cognizant Technology Solutions Corp. Class A (a)	395,942	28,092,085
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - continued
Hi Sun Technology (China) Ltd. (a)	24,000	$ 5,415
HiSoft Technology International Ltd. ADR (a)	36,166	441,225
IBM Corp.	188,615	37,106,229
ServiceSource International, Inc.	867,034	14,566,171
Teradata Corp. (a)	36,676	2,440,788
		95,563,244
TOTAL IT SERVICES		169,546,248
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	129,300	6,626,625
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	87,200	1,127,496
		7,754,121
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Airtac International Group	306,000	1,759,399
Fanuc Corp.	6,600	1,195,867
HIWIN Technologies Corp.	175,290	1,962,046
Mirle Automation Corp.	293,100	251,288
Nippon Thompson Co. Ltd.	476,000	3,079,845
THK Co. Ltd.	103,400	2,188,959
		10,437,404
MEDIA - 0.4%
Advertising - 0.2%
Dentsu, Inc.	3,400	105,603
Focus Media Holding Ltd. ADR (a)(d)	145,100	3,520,126
ReachLocal, Inc. (a)	128,178	999,788
		4,625,517
Cable & Satellite - 0.1%
DISH Network Corp. Class A	78,300	2,284,011
Movies & Entertainment - 0.1%
IMAX Corp. (a)	59,570	1,520,227
TOTAL MEDIA		8,429,755
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	27,023	222,399
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	2,663,000	2,036,022
PROFESSIONAL SERVICES - 0.1%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)(d)	37,029	1,891,441

	Shares	Value
Research & Consulting Services - 0.0%
Acacia Research Corp. - Acacia Technologies (a)	27,700	$ 1,094,150
TOTAL PROFESSIONAL SERVICES		2,985,591
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
China Real Estate Information Corp. ADR (a)	157,398	857,819
E-House China Holdings Ltd. ADR	104,400	689,040
		1,546,859
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 21.4%
Semiconductor Equipment - 2.8%
Amkor Technology, Inc. (a)(d)	482,881	3,085,610
Asia Pacific Systems, Inc. (a)	76,422	969,822
ASM International NV unit	213,500	8,012,655
ASM Pacific Technology Ltd.	90,700	1,278,157
ASML Holding NV	248,553	11,321,589
Axcelis Technologies, Inc. (a)	169,191	280,857
centrotherm photovoltaics AG	4,737	90,242
Cymer, Inc. (a)	173,100	7,959,138
Dainippon Screen Manufacturing Co. Ltd.	141,000	1,188,080
Entegris, Inc. (a)	414,343	3,745,661
GCL-Poly Energy Holdings Ltd.	2,354,000	810,353
Genesis Photonics, Inc.	47,000	74,354
ICD Co. Ltd.	78,588	2,198,295
KLA-Tencor Corp.	4,217	204,103
Micronics Japan Co. Ltd.	51,600	319,902
Novellus Systems, Inc. (a)	137,778	6,403,921
Rubicon Technology, Inc. (a)(d)	196,540	1,762,964
Sumco Corp. (a)	201,800	2,169,546
Teradyne, Inc. (a)	159,385	2,617,102
Ultratech, Inc. (a)	410,860	11,179,501
Visual Photonics Epitaxy Co. Ltd.	434,000	735,318
		66,407,170
Semiconductors - 18.6%
Advanced Micro Devices, Inc. (a)	63,902	469,680
Advanced Semiconductor Engineering, Inc. sponsored ADR	274,777	1,340,912
Alpha & Omega Semiconductor Ltd. (a)	108,406	1,074,303
Altera Corp.	1,179,697	45,359,350
Analog Devices, Inc.	28,726	1,126,346
Applied Micro Circuits Corp. (a)	453,625	3,075,578
ARM Holdings PLC sponsored ADR	66,975	1,820,381
Atmel Corp. (a)	618,896	6,257,039
Avago Technologies Ltd.	250,566	9,423,787
Broadcom Corp. Class A	573,806	21,316,893
Cavium, Inc. (a)(d)	563,035	20,117,241
Cirrus Logic, Inc. (a)	359,903	8,486,513
Cree, Inc. (a)(d)	922,330	27,937,376
Cypress Semiconductor Corp.	294,510	5,080,298
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Diodes, Inc. (a)	124,538	$ 3,093,524
Duksan Hi-Metal Co. Ltd. (a)	317,678	7,466,694
Epistar Corp.	2,312,000	6,056,680
Fairchild Semiconductor International, Inc. (a)	620,349	9,050,892
First Solar, Inc. (a)	8	258
Freescale Semiconductor Holdings I Ltd.	784,572	12,655,146
Global Unichip Corp.	571,000	2,253,462
Hittite Microwave Corp. (a)	53,050	3,033,399
Hynix Semiconductor, Inc.	19,550	527,642
Imagination Technologies Group PLC (a)	433,341	4,243,004
Infineon Technologies AG	1,530,631	15,478,858
Inphi Corp. (a)	295,093	4,237,535
International Rectifier Corp. (a)	156,385	3,510,843
JA Solar Holdings Co. Ltd. ADR (a)(d)	302,802	563,212
LSI Corp. (a)	808,269	6,951,113
MagnaChip Semiconductor Corp.	242,086	2,803,356
Marvell Technology Group Ltd. (a)	127,327	1,909,905
Maxim Integrated Products, Inc.	7,871	219,522
Mellanox Technologies Ltd. (a)	52,100	1,988,657
Micrel, Inc.	88,411	943,345
Micron Technology, Inc. (a)	2,943,962	25,170,875
Monolithic Power Systems, Inc. (a)	309,421	5,752,136
MStar Semiconductor, Inc.	329,000	2,093,117
NVIDIA Corp. (a)	14,532	220,160
NXP Semiconductors NV (a)	1,612,612	39,992,778
O2Micro International Ltd. sponsored ADR (a)	126,600	659,586
Omnivision Technologies, Inc. (a)	19,300	315,941
ON Semiconductor Corp. (a)	1,966,345	17,834,749
Phison Electronics Corp.	1,000	7,944
PMC-Sierra, Inc. (a)	1,124,639	7,726,270
Power Integrations, Inc.	36,500	1,361,450
Rambus, Inc. (a)	632,761	4,479,948
RDA Microelectronics, Inc. sponsored ADR (a)	23,900	294,687
RF Micro Devices, Inc. (a)	1,719,905	8,203,947
Samsung Electronics Co. Ltd.	1,092	1,176,943
Seoul Semiconductor Co. Ltd.	157,193	3,715,731
Silicon Laboratories, Inc. (a)	5,500	246,400
Silicon Motion Technology Corp. sponsored ADR (a)	59,400	1,057,320
Siliconware Precision Industries Co. Ltd.	1,609,000	1,882,371
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,074,600	6,200,442
Skyworks Solutions, Inc. (a)	692,915	18,687,918
Spansion, Inc. Class A (a)	181,127	2,318,426
Spreadtrum Communications, Inc. ADR (d)	403,736	5,603,856
Standard Microsystems Corp. (a)	195,870	5,012,313
STMicroelectronics NV (NY Shares) unit	48,600	360,612
Texas Instruments, Inc.	442,733	14,765,146

	Shares	Value
Trina Solar Ltd. (a)(d)	30,406	$ 234,126
United Microelectronics Corp.	9,098,000	4,790,322
United Microelectronics Corp. sponsored ADR	647,337	1,760,757
Vanguard International Semiconductor Corp.	7,290,000	3,224,237
Win Semiconductors Corp.	354,604	563,400
Xilinx, Inc.	297,291	10,978,957
YoungTek Electronics Corp.	2,513	6,968
		436,572,577
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		502,979,747
SOFTWARE - 23.2%
Application Software - 11.3%
Adobe Systems, Inc. (a)	280,573	9,228,046
ANSYS, Inc. (a)	87,516	5,529,261
AsiaInfo-Linkage, Inc. (a)	89,344	1,141,816
Aspen Technology, Inc. (a)	667,665	13,727,192
Autodesk, Inc. (a)	560,795	21,226,091
AutoNavi Holdings Ltd. ADR (a)	164,711	1,976,532
BroadSoft, Inc. (a)(d)	253,852	9,232,597
Cadence Design Systems, Inc. (a)	23,900	281,303
Citrix Systems, Inc. (a)	568,217	42,468,539
Concur Technologies, Inc. (a)	187,875	11,075,231
Convio, Inc. (a)	118,315	1,852,813
Descartes Systems Group, Inc. (a)	591,700	4,842,894
Informatica Corp. (a)	144,785	7,117,631
Intuit, Inc.	37,397	2,163,042
JDA Software Group, Inc. (a)	58,937	1,476,961
Jive Software, Inc.	5,500	119,955
Kingdee International Software Group Co. Ltd.	28,103,600	7,572,946
Manhattan Associates, Inc. (a)	14,555	674,770
MicroStrategy, Inc. Class A (a)	67,697	9,179,036
Nuance Communications, Inc. (a)	115,601	2,996,378
Parametric Technology Corp. (a)	531,358	14,187,259
Pegasystems, Inc. (d)	197,604	5,548,720
PROS Holdings, Inc. (a)	26,200	459,286
QLIK Technologies, Inc. (a)	235,554	7,130,220
RealPage, Inc. (a)	109,900	2,179,317
salesforce.com, Inc. (a)	419,142	60,004,369
SolarWinds, Inc. (a)	319,677	11,911,165
Synchronoss Technologies, Inc. (a)	59,137	1,978,724
Synopsys, Inc. (a)	7,993	243,547
TIBCO Software, Inc. (a)	129,883	3,762,711
TiVo, Inc. (a)	26,100	293,625
VanceInfo Technologies, Inc. ADR (a)(d)	287,800	3,214,726
		264,796,703
Home Entertainment Software - 0.1%
NCsoft Corp.	8,218	2,034,377
Systems Software - 11.8%
Ariba, Inc. (a)	501,292	15,775,659
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
BMC Software, Inc. (a)	230,800	$ 8,641,152
Check Point Software Technologies Ltd. (a)	76,372	4,441,796
CommVault Systems, Inc. (a)	198,517	10,237,522
Fortinet, Inc. (a)	465,837	12,600,891
Microsoft Corp.	4,826,171	153,182,668
NetSuite, Inc. (a)	102,600	4,894,020
Oracle Corp.	805,430	23,574,936
Progress Software Corp. (a)	60,622	1,405,824
Red Hat, Inc. (a)	359,614	17,786,508
Sourcefire, Inc. (a)	234,906	10,575,468
TeleCommunication Systems, Inc. Class A (a)	105,200	281,936
Totvs SA	182,000	3,378,357
VMware, Inc. Class A (a)	110,963	10,973,131
		277,749,868
TOTAL SOFTWARE		544,580,948
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	218,253	10,242,613
TOTAL COMMON STOCKS (Cost $1,880,687,470)		2,259,332,820
Convertible Bonds - 0.3%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Semiconductors - 0.3%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13 (Cost $5,551,571)	$ 6,990,000	6,002,663
Money Market Funds - 6.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	89,031,902	$ 89,031,902
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	55,694,375	55,694,375
TOTAL MONEY MARKET FUNDS (Cost $144,726,277)		144,726,277
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $2,030,965,318)		2,410,061,760
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(60,136,225)
NET ASSETS - 100%		$ 2,349,925,535
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $221,480 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,770,069 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 3,063,881
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 111,314
Fidelity Securities Lending Cash Central Fund	2,203,089
Total	$ 2,314,403
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,259,332,820	$ 2,248,890,058	$ 6,672,693	$ 3,770,069
Convertible Bonds	6,002,663	-	6,002,663	-
Money Market Funds	144,726,277	144,726,277	-	-
Total Investments in Securities:	$ 2,410,061,760	$ 2,393,616,335	$ 12,675,356	$ 3,770,069
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	706,188
Cost of Purchases	3,063,881
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,770,069
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ 706,188

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.0%
Cayman Islands	2.9%
Netherlands	2.7%
Taiwan	2.0%
Japan	1.9%
Korea (South)	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $51,696,840) - See accompanying schedule: Unaffiliated issuers (cost $1,886,239,041)	$ 2,265,335,483
Fidelity Central Funds (cost $144,726,277)	144,726,277
Total Investments (cost $2,030,965,318)		$ 2,410,061,760
Receivable for investments sold		15,832,078
Receivable for fund shares sold		5,079,202
Dividends receivable		1,478,253
Interest receivable		91,744
Distributions receivable from Fidelity Central Funds		59,286
Prepaid expenses		4,756
Other receivables		44,167
Total assets		2,432,651,246

Liabilities
Payable for investments purchased	$ 22,834,478
Payable for fund shares redeemed	2,588,743
Accrued management fee	1,065,514
Other affiliated payables	448,695
Other payables and accrued expenses	93,906
Collateral on securities loaned, at value	55,694,375
Total liabilities		82,725,711

Net Assets		$ 2,349,925,535
Net Assets consist of:
Paid in capital		$ 2,191,998,416
Accumulated net investment loss		(761,212)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(220,365,540)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		379,053,871
Net Assets, for 23,137,089 shares outstanding		$ 2,349,925,535
Net Asset Value, offering price and redemption price per share ($2,349,925,535 ÷ 23,137,089 shares)		$ 101.57

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 9,541,609
Interest		562,492
Income from Fidelity Central Funds (including $2,203,089 from security lending)		2,314,403
Total income		12,418,504

Expenses
Management fee	$ 13,347,625
Transfer agent fees	5,281,287
Accounting and security lending fees	736,869
Custodian fees and expenses	220,063
Independent trustees' compensation	14,450
Registration fees	62,860
Audit	46,072
Legal	10,226
Interest	411
Miscellaneous	24,587
Total expenses before reductions	19,744,450
Expense reductions	(462,212)	19,282,238
Net investment income (loss)		(6,863,734)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,526,047
Foreign currency transactions	87,933
Total net realized gain (loss)		107,613,980
Change in net unrealized appreciation (depreciation) on: Investment securities	(171,579,686)
Assets and liabilities in foreign currencies	(43,037)
Total change in net unrealized appreciation (depreciation)		(171,622,723)
Net gain (loss)		(64,008,743)
Net increase (decrease) in net assets resulting from operations		$ (70,872,477)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,863,734)	$ (9,767,534)
Net realized gain (loss)	107,613,980	473,544,016
Change in net unrealized appreciation (depreciation)	(171,622,723)	318,650,059
Net increase (decrease) in net assets resulting from operations	(70,872,477)	782,426,541
Share transactions Proceeds from sales of shares	465,453,767	927,195,806
Cost of shares redeemed	(930,572,293)	(818,800,764)
Net increase (decrease) in net assets resulting from share transactions	(465,118,526)	108,395,042
Redemption fees	96,786	104,594
Total increase (decrease) in net assets	(535,894,217)	890,926,177

Net Assets
Beginning of period	2,885,819,752	1,994,893,575
End of period (including accumulated net investment loss of $761,212 and accumulated net investment loss of $204,763, respectively)	$ 2,349,925,535	$ 2,885,819,752
Other Information Shares
Sold	4,881,110	10,535,743
Redeemed	(9,932,865)	(9,962,012)
Net increase (decrease)	(5,051,755)	573,731

Financial Highlights

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 102.37	$ 72.24	$ 37.12	$ 66.65	$ 69.84
Income from Investment Operations
Net investment income (loss) B	(.27)	(.37)	(.13)	.15	(.36) E
Net realized and unrealized gain (loss)	(.53)	30.50	35.25	(29.57)	(2.84)
Total from investment operations	(.80)	30.13	35.12	(29.42)	(3.20)
Distributions from net investment income	-	-	-	(.11)	-
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 101.57	$ 102.37	$ 72.24	$ 37.12	$ 66.65
Total Return A	(.78)%	41.71%	94.61%	(44.15)%	(4.57)%
Ratios to Average Net Assets C, F
Expenses before reductions	.82%	.85%	.92%	.90%	.89%
Expenses net of fee waivers, if any	.82%	.85%	.92%	.90%	.89%
Expenses net of all reductions	.81%	.83%	.89%	.89%	.88% E
Net investment income (loss)	(.29)%	(.44)%	(.21)%	.26%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,349,926	$ 2,885,820	$ 1,994,894	$ 773,373	$ 1,549,499
Portfolio turnover rate D	196%	136%	127%	235%	204%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. IT Services Portfolio and Software and Computer Services Portfolio claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, certain foreign taxes, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$ 336,003,292	$ 32,943,531	$ (18,911,940)	$ 14,031,591
Computers Portfolio	665,429,654	136,432,687	(45,673,235)	90,759,452
Electronics Portfolio	1,462,481,448	72,936,089	(157,734,234)	(84,798,145)
IT Services Portfolio	218,620,290	46,730,748	(9,996,805)	36,733,943
Software and Computer Services Portfolio	1,427,051,565	281,254,282	(34,486,882)	246,767,400
Technology Portfolio	2,057,392,633	419,962,677	(67,293,550)	352,669,127

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$ 49,286	$ -	$ (14,598,570)	$ 14,031,591
Computers Portfolio	-	-	(6,925,599)	90,715,246
Electronics Portfolio	-	-	(238,200,290)	(84,798,145)
IT Services Portfolio	-	4,144,967	-	36,732,339
Software and Computer Services Portfolio	30,377,143	60,272,465	-	246,683,907
Technology Portfolio	-	-	(112,893,934)	352,626,556

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal Year of Expiration			Total with
	2016	2017	2018	expiration
Communications Equipment Portfolio	$ (5,227,176)	$ (9,371,394)	$ -	$ (14,598,570)
Computers Portfolio	-	(6,925,599)	-	(6,925,599)
Electronics Portfolio	-	(167,121,160)	(71,079,130)	(238,200,290)
Technology Portfolio	-	(57,701,411)	(55,192,523)	(112,893,934)

In addition, certain of the Funds intend to elect to defer to the fiscal year ending February 28, 2013 capital losses recognized during the period November 1, 2011 to February 29, 2012. Loss deferrals were as follows:

Capital losses
Communications Equipment Portfolio	$ (43,652,088)
Computers Portfolio	(26,458,867)
Technology Portfolio	(80,616,595)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 29, 2012	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 390,659	$ -	$ 390,659
Electronics Portfolio	1,262,911	-	1,262,911
IT Services Portfolio	-	1,972,671	1,972,671
Software and Computer Services Portfolio	73,659,823	107,524,841	181,184,664
February 28, 2011
Electronics Portfolio	2,841,742	-	2,841,742
Software and Computer Services Portfolio	-	37,331,222	37,331,222

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	368,481,186	520,958,363
Computers Portfolio	1,135,536,828	1,083,029,912
Electronics Portfolio	1,547,118,358	1,652,066,016
IT Services Portfolio	369,593,666	271,444,478
Software and Computer Services Portfolio	3,206,966,260	3,071,989,630
Technology Portfolio	4,590,430,179	5,086,509,879

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.56%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.56%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.27%
Computers Portfolio	.24%
Electronics Portfolio	.23%
IT Services Portfolio	.25%
Software and Computer Services Portfolio	.21%
Technology Portfolio	.22%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 25,919
Computers Portfolio	81,044
Electronics Portfolio	174,324
IT Services Portfolio	15,105
Software and Computer Services Portfolio	148,545
Technology Portfolio	150,249

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 10,046,944.39%		$ 1,981
Computers Portfolio	Borrower	6,755,400.38%		712
Electronics Portfolio	Borrower	7,794,769.38%		1,081
IT Services Portfolio	Borrower	8,852,000.36%		531
Software and Computer Services Portfolio	Borrower	10,696,211.38%		4,238
Technology Portfolio	Borrower	12,259,000.40%		411

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$ 1,310
Computers Portfolio	1,650
Electronics Portfolio	3,398
IT Services Portfolio	506
Software and Computer Services Portfolio	3,693
Technology Portfolio	7,403

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Communications Equipment Portfolio	$ 12,412	$ -
Computers Portfolio	907	-
IT Services Portfolio	3,381	-
Software and Computer Services Portfolio	34,470	1,721,963
Technology Portfolio	157,558	67,648

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Communications Equipment Portfolio	$ 55,718	$ 39
Computers Portfolio	60,122	-
Electronics Portfolio	90,574	-
IT Services Portfolio	6,031	-
Software and Computer Services Portfolio	111,196	-
Technology Portfolio	462,059	153

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 16% and 13% of the total outstanding shares of IT Services Portfolio and Computers Portfolio, respectively. VIP FundsManager 60% Portfolio was the owner of record of approximately 17% and 11% of the total outstanding shares of IT Services and Computers Portfolio, respectively. Mutual funds managed by FMR or its affiliates, were the owners or record, in aggregate, of approximately 44% and 30% of total outstanding shares of IT Services Portfolio and Computer Services Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/16/12	04/13/12	$0.005	$0.000
Computers Portfolio	04/16/12	04/13/12	$0.000	$0.000
Electronics Portfolio	04/16/12	04/13/12	$0.000	$0.000
IT Services Portfolio	04/16/12	04/13/12	$0.000	$0.299
Software and Computer Services Portfolio	04/16/12	04/13/12	$0.000	$4.630
Technology Portfolio	04/16/12	04/13/12	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

IT Services Portfolio	$4,577,600
Software and Computer Services Portfolio	$141,332,575

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Communications Equipment Portfolio	0%	100%
Electronics Portfolio	100%	100%
Software and Computer Services Portfolio	11%	31%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2011	December 2011
Communications Equipment Portfolio	0%	100%
Electronics Portfolio	100%	100%
Software and Computer Services Portfolio	12%	35%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

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Investment Sub-Advisers

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Fidelity®

Select Portfolios®

Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Telecommunications Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Wireless Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	-0.23%	-0.40%	5.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.
Comments from Kristina Salen, Portfolio Manager of Telecommunications Portfolio: For the one-year period ending February 29, 2012, the fund's Retail Class shares returned -0.23%, trailing the 0.12% result of the MSCI® U.S. IM Telecommunications Services 25/50 Index and the broad-based S&P 500®. Versus the MSCI index, the fund was hurt the most by large underweightings in telecom giants Verizon Communications and AT&T, which together comprised about 46% of the sector benchmark, on average. Generally speaking, when the market experiences volatility such as we saw in the middle third of the period, large integrated telecom stocks tend to outperform, bolstered by their more-defensive characteristics. Elsewhere, general concern about the broader Chinese stock market, alleged fraud at Chinese information technology services company Longtop Financial Technologies and rising wage costs hurt many stocks in that country, including AsiaInfo-Linkage, an out-of-benchmark holding I ultimately sold from the fund. The firm provides telecom software solutions and tech products and services. Cable provider NII Holdings faced a number of challenges in the third quarter, along with adverse currency exposure to emerging markets. Despite the drop, I remained optimistic about the stock and continued to hold it at period end. An overweighted position in Cbeyond, an integrated telecom services provider, hampered relative results. I owned the stock because I thought the company likely would be a takeout target, which didn't pan out during the period. A modest cash position also curbed relative results. On the flip side, avoiding Alaska Communications Systems Group, a regional integrated telecom firm in the index, was the biggest relative contributor, as the company missed earnings estimates for much of the year. Additionally, stocks of companies with exposure to the state are often influenced by oil prices, which were volatile during the period. Instead of holding a position in Alaska Communications, the fund owned shares of its primary competitor, General Communications, which I bought in July because of its exposure to the faster-growing cable industry. Favorable positioning in prepaid wireless provider Leap Wireless International helped given the stock's volatility. The company's services predominately appeal to more-price-sensitive consumers, and its stock is often among the first to be affected by macroeconomic concerns. A scant stake in Frontier Communications was another good call. Shares of the integrated telecom firm declined steadily, as the company struggled to integrate an acquisition and missed earnings and revenue estimates during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.19%
Actual		$ 1,000.00	$ 1,019.90	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97
Class T	1.49%
Actual		$ 1,000.00	$ 1,018.60	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.45	$ 7.47
Class B	1.94%
Actual		$ 1,000.00	$ 1,016.10	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.72
Class C	1.93%
Actual		$ 1,000.00	$ 1,016.20	$ 9.68
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Telecommunications	.90%
Actual		$ 1,000.00	$ 1,021.70	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,021.00	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.4	17.9
Verizon Communications, Inc.	13.4	6.7
CenturyLink, Inc.	9.0	8.8
Crown Castle International Corp.	6.7	6.0
SBA Communications Corp. Class A	4.9	3.5
tw telecom, inc.	4.4	3.7
AboveNet, Inc.	3.0	2.2
Level 3 Communications, Inc.	2.9	0.0
Sprint Nextel Corp.	2.8	5.2
MetroPCS Communications, Inc.	2.7	1.9
	70.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Diversified Telecommunication Services	64.9%
Wireless Telecommunication Services	28.6%
Media	2.1%
Software	0.0%**
Communications Equipment	0.0%
All Others*	4.4%

As of August 31, 2011
Diversified Telecommunication Services	58.3%
Wireless Telecommunication Services	31.8%
Media	2.1%
Software	1.6%
Construction & Engineering	1.0%
All Others*	5.2%

* Includes short-term investments and net other assets.
**Amount represents less than 0.1%.

Annual Report

Telecommunications Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. (a)	8,071	$ 0
DIVERSIFIED TELECOMMUNICATION SERVICES - 64.9%
Alternative Carriers - 12.8%
AboveNet, Inc. (a)	153,200	10,656,592
Cogent Communications Group, Inc. (a)	291,602	5,371,309
Level 3 Communications, Inc. (a)	421,391	10,244,015
tw telecom, inc. (a)	728,757	15,741,151
Vonage Holdings Corp. (a)	1,419,000	3,391,410
		45,404,477
Integrated Telecommunication Services - 52.1%
AT&T, Inc.	2,359,919	72,189,921
Cbeyond, Inc. (a)	354,898	2,725,617
CenturyLink, Inc.	794,984	31,998,106
China Telecom Corp. Ltd. sponsored ADR	36,300	2,205,225
China Unicom Ltd. sponsored ADR	144,200	2,573,970
Frontier Communications Corp. (d)	744,900	3,419,091
General Communications, Inc. Class A (a)	896,300	9,491,817
Telefonica Brasil SA sponsored ADR	134,463	3,957,246
Telenor ASA sponsored ADR	71,600	3,957,332
Verizon Communications, Inc.	1,250,141	47,642,874
Windstream Corp.	382,682	4,622,799
		184,783,998
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		230,188,475
MEDIA - 2.1%
Cable & Satellite - 2.1%
Cablevision Systems Corp. - NY Group Class A	121,000	1,721,830
Time Warner Cable, Inc.	27,600	2,189,784
Virgin Media, Inc.	150,700	3,797,640
		7,709,254
SOFTWARE - 0.0%
Application Software - 0.0%
Synchronoss Technologies, Inc. (a)	3	100
WIRELESS TELECOMMUNICATION SERVICES - 28.6%
Wireless Telecommunication Services - 28.6%
Clearwire Corp. Class A (a)	3,658,136	8,413,713

	Shares	Value
Crown Castle International Corp. (a)	461,683	$ 23,919,796
Leap Wireless International, Inc. (a)(d)	590,700	6,166,908
MetroPCS Communications, Inc. (a)	926,606	9,544,042
Mobile TeleSystems OJSC sponsored ADR	50,200	916,150
NII Holdings, Inc. (a)	324,800	5,807,424
NTELOS Holdings Corp.	155,106	3,606,215
PT Tower Bersama Infrastructure Tbk	7,824,500	2,255,404
SBA Communications Corp. Class A (a)	367,182	17,231,851
Sprint Nextel Corp. (a)	4,030,650	9,955,706
TIM Participacoes SA sponsored ADR	95,700	2,875,785
Turkcell Iletisim Hizmet A/S (a)	222,000	1,215,047
VimpelCom Ltd. sponsored ADR	349,500	4,253,415
Vodafone Group PLC sponsored ADR	196,100	5,312,349
		101,473,805
TOTAL COMMON STOCKS (Cost $355,860,852)		339,371,634
Money Market Funds - 6.3%

Fidelity Cash Central Fund, 0.12% (b)	12,700,251	12,700,251
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	9,541,675	9,541,675
TOTAL MONEY MARKET FUNDS (Cost $22,241,926)		22,241,926
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $378,102,778)		361,613,560
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(6,841,457)
NET ASSETS - 100%		$ 354,772,103
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,375
Fidelity Securities Lending Cash Central Fund	221,785
Total	$ 231,160
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 339,371,634	$ 338,156,587	$ 1,215,047	$ -
Money Market Funds	22,241,926	22,241,926	-	-
Total Investments in Securities:	$ 361,613,560	$ 360,398,513	$ 1,215,047	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(580,722)
Total Unrealized Gain (Loss)	580,722
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $9,238,200) - See accompanying schedule: Unaffiliated issuers (cost $355,860,852)	$ 339,371,634
Fidelity Central Funds (cost $22,241,926)	22,241,926
Total Investments (cost $378,102,778)		$ 361,613,560
Foreign currency held at value (cost $168,698)		168,851
Receivable for investments sold		2,612,162
Receivable for fund shares sold		2,785,690
Dividends receivable		48,565
Distributions receivable from Fidelity Central Funds		3,673
Prepaid expenses		798
Other receivables		16,210
Total assets		367,249,509

Liabilities
Payable for fund shares redeemed	$ 2,651,512
Accrued management fee	159,954
Distribution and service plan fees payable	5,460
Other affiliated payables	82,497
Other payables and accrued expenses	36,308
Collateral on securities loaned, at value	9,541,675
Total liabilities		12,477,406

Net Assets		$ 354,772,103
Net Assets consist of:
Paid in capital		$ 428,594,875
Undistributed net investment income		730,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(58,062,554)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,490,635)
Net Assets		$ 354,772,103

Statement of Assets and Liabilities - continued

February 29, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,676,844 ÷ 101,396.1 shares)	$ 46.12

Maximum offering price per share (100/94.25 of $46.12)	$ 48.93
Class T: Net Asset Value and redemption price per share ($2,701,669 ÷ 58,725.5 shares)	$ 46.01

Maximum offering price per share (100/96.50 of $46.01)	$ 47.68
Class B: Net Asset Value and offering price per share ($595,705 ÷ 12,910.6 shares)A	$ 46.14

Class C: Net Asset Value and offering price per share ($3,513,809 ÷ 76,348.4 shares)A	$ 46.02

Telecommunications: Net Asset Value, offering price and redemption price per share ($342,261,830 ÷ 7,399,306.1 shares)	$ 46.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,022,246 ÷ 22,127.9 shares)	$ 46.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 8,635,002
Interest		58
Income from Fidelity Central Funds		231,160
Total income		8,866,220

Expenses
Management fee	$ 2,062,779
Transfer agent fees	925,458
Distribution and service plan fees	65,575
Accounting and security lending fees	148,637
Custodian fees and expenses	21,421
Independent trustees' compensation	2,216
Registration fees	89,139
Audit	63,168
Legal	5,454
Interest	700
Miscellaneous	3,988
Total expenses before reductions	3,388,535
Expense reductions	(63,865)	3,324,670
Net investment income (loss)		5,541,550
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,806,335
Foreign currency transactions	(80,492)
Total net realized gain (loss)		24,725,843
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,725,628)
Assets and liabilities in foreign currencies	383
Total change in net unrealized appreciation (depreciation)		(35,725,245)
Net gain (loss)		(10,999,402)
Net increase (decrease) in net assets resulting from operations		$ (5,457,852)

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,541,550	$ 5,690,743
Net realized gain (loss)	24,725,843	23,994,180
Change in net unrealized appreciation (depreciation)	(35,725,245)	56,972,793
Net increase (decrease) in net assets resulting from operations	(5,457,852)	86,657,716
Distributions to shareholders from net investment income	(4,955,219)	(7,366,695)
Share transactions - net increase (decrease)	(2,457,615)	(685,685)
Redemption fees	35,055	11,018
Total increase (decrease) in net assets	(12,835,631)	78,616,354

Net Assets
Beginning of period	367,607,734	288,991,380
End of period (including undistributed net investment income of $730,417 and undistributed net investment income of $260,753, respectively)	$ 354,772,103	$ 367,607,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.93	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.56	.57	.67	.22	.26
Net realized and unrealized gain (loss)	(.86)	9.49	10.55	(15.60)	(8.08)
Total from investment operations	(.30)	10.06	11.22	(15.38)	(7.82)
Distributions from net investment income	(.51)	(.77)	(.19)	(.35) K	(.51)
Distributions from net realized gain	-	-	(.05)	(.18) K	-
Total distributions	(.51)	(.77)	(.24) I	(.52) J	(.51)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.12	$ 46.93	$ 37.64	$ 26.66	$ 42.56
Total Return A,B	(.54)%	26.87%	42.07%	(36.16)%	(15.55)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.20%	1.20%	1.26%	1.21%	1.20%
Expenses net of fee waivers, if any	1.20%	1.20%	1.26%	1.21%	1.20%
Expenses net of all reductions	1.18%	1.18%	1.24%	1.21%	1.19%
Net investment income (loss)	1.21%	1.35%	1.89%	.61%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,677	$ 4,305	$ 3,343	$ 2,112	$ 2,791
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. J Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.81	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Income from Investment Operations
Net investment income (loss) C	.42	.45	.57	.12	.12
Net realized and unrealized gain (loss)	(.84)	9.47	10.54	(15.56)	(8.07)
Total from investment operations	(.42)	9.92	11.11	(15.44)	(7.95)
Distributions from net investment income	(.38)	(.66)	(.22)	(.24) K	(.42)
Distributions from net realized gain	-	-	(.03)	(.13) K	-
Total distributions	(.38)	(.66)	(.24) I	(.37) J	(.42)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.01	$ 46.81	$ 37.55	$ 26.68	$ 42.49
Total Return A,B	(.82)%	26.54%	41.64%	(36.34)%	(15.78)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.48%	1.55%	1.49%	1.46%
Expenses net of fee waivers, if any	1.49%	1.48%	1.55%	1.49%	1.46%
Expenses net of all reductions	1.47%	1.46%	1.53%	1.48%	1.45%
Net investment income (loss)	.92%	1.06%	1.60%	.33%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,702	$ 2,882	$ 2,051	$ 620	$ 1,270
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. J Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.93	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Income from Investment Operations
Net investment income (loss) C	.21	.25	.40	(.05)	(.14)
Net realized and unrealized gain (loss)	(.83)	9.48	10.54	(15.49)	(8.04)
Total from investment operations	(.62)	9.73	10.94	(15.54)	(8.18)
Distributions from net investment income	(.17)	(.40)	(.04)	(.11) K	(.20)
Distributions from net realized gain	-	-	(.01)	(.06) K	-
Total distributions	(.17)	(.40)	(.05) I	(.17) J	(.20)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.14	$ 46.93	$ 37.60	$ 26.71	$ 42.42
Total Return A,B	(1.29)%	25.96%	40.97%	(36.64)%	(16.18)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	1.95%	2.01%	1.97%	1.95%
Expenses net of fee waivers, if any	1.95%	1.95%	2.01%	1.97%	1.95%
Expenses net of all reductions	1.93%	1.93%	2.00%	1.96%	1.94%
Net investment income (loss)	.47%	.60%	1.13%	(.15)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 596	$ 706	$ 641	$ 363	$ 741
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. J Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.89	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Income from Investment Operations
Net investment income (loss) C	.22	.26	.41	(.05)	(.14)
Net realized and unrealized gain (loss)	(.84)	9.46	10.56	(15.50)	(8.03)
Total from investment operations	(.62)	9.72	10.97	(15.55)	(8.17)
Distributions from net investment income	(.25)	(.44)	(.10)	(.07) K	(.22)
Distributions from net realized gain	-	-	(.02)	(.05) K	-
Total distributions	(.25)	(.44)	(.12) I	(.11) J	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.02	$ 46.89	$ 37.61	$ 26.76	$ 42.42
Total Return A,B	(1.27)%	25.95%	41.00%	(36.64)%	(16.17)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.93%	1.94%	2.01%	1.97%	1.95%
Expenses net of fee waivers, if any	1.93%	1.94%	2.01%	1.97%	1.95%
Expenses net of all reductions	1.91%	1.92%	2.00%	1.96%	1.94%
Net investment income (loss)	.48%	.61%	1.13%	(.14)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,514	$ 3,035	$ 2,151	$ 371	$ 902
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. J Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 47.07	$ 37.73	$ 26.74	$ 42.70	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.70	.69	.76	.30	.43
Net realized and unrealized gain (loss)	(.86)	9.52	10.59	(15.65)	(8.12)
Total from investment operations	(.16)	10.21	11.35	(15.35)	(7.69)
Distributions from net investment income	(.65)	(.87)	(.31)	(.41) J	(.52)
Distributions from net realized gain	-	-	(.05)	(.20) J	-
Total distributions	(.65)	(.87)	(.36) H	(.61) I	(.52)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.26	$ 47.07	$ 37.73	$ 26.74	$ 42.70
Total Return A	(.23)%	27.24%	42.43%	(36.00)%	(15.30)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.92%	.99%	.97%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.99%	.97%	.90%
Expenses net of all reductions	.88%	.91%	.98%	.96%	.90%
Net investment income (loss)	1.52%	1.62%	2.15%	.85%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,262	$ 354,938	$ 279,704	$ 196,231	$ 334,565
Portfolio turnover rate D	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. I Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 47.02	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.70	.71	.84	.34	.45
Net realized and unrealized gain (loss)	(.88)	9.50	10.55	(15.67)	(8.09)
Total from investment operations	(.18)	10.21	11.39	(15.33)	(7.64)
Distributions from net investment income	(.64)	(.88)	(.38)	(.40) J	(.62)
Distributions from net realized gain	-	-	(.05)	(.20) J	-
Total distributions	(.64)	(.88)	(.43) H	(.59) I	(.62)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.20	$ 47.02	$ 37.69	$ 26.73	$ 42.65
Total Return A	(.26)%	27.27%	42.59%	(35.99)%	(15.23)%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.91%	.86%	.91%	.83%
Expenses net of fee waivers, if any	.89%	.91%	.86%	.91%	.83%
Expenses net of all reductions	.87%	.89%	.84%	.90%	.83%
Net investment income (loss)	1.52%	1.64%	2.29%	.91%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,022	$ 1,743	$ 1,101	$ 68	$ 256
Portfolio turnover rate D	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. I Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012 (Unaudited)

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 29,182,921
Gross unrealized depreciation	(55,138,742)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,955,821)

Tax Cost	$ 387,569,381

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 730,658
Capital loss carryforward	$ (44,224,120)
Net unrealized appreciation (depreciation)	$ (25,957,238)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (31,682,432)
2018	(12,541,688)
Total with expiration	$ (44,224,120)

The Fund intends to elect to defer to its fiscal year ending February 28, 2013 approximately $4,371,830 of capital losses recognized during the period November 1, 2011 to February 29, 2012.

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 4,955,219	$ 7,366,695

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $262,185,946 and $276,332,232, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,169	$ 763
Class T	.25%	.25%	14,474	-
Class B	.75%	.25%	6,364	4,772
Class C	.75%	.25%	32,568	9,590
			$ 65,575	$ 15,125

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,940
Class T	2,745
Class B*	725
Class C*	1,809
$ 11,219

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,691.30
Class T	9,931.34
Class B	1,906.30
Class C	9,131.28
Telecommunications	885,774.25
Institutional Class	4,025.24
	$ 925,458

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,682 for the period.

Annual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,288,143.32%		$ 700

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,117 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $221,785. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $63,865 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net investment income
Class A	$ 54,285	$ 67,506
Class T	24,009	39,660
Class B	2,206	6,185
Class C	19,099	26,169
Telecommunications	4,833,836	7,180,244
Institutional Class	21,784	46,931
Total	$ 4,955,219	$ 7,366,695

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29,	Year ended February 28,	Year ended February 29,	Year ended February 28,
	2012	2011	2012	2011
Class A
Shares sold	70,128	40,645	$ 3,321,351	$ 1,741,332
Reinvestment of distributions	1,116	1,359	47,447	59,381
Shares redeemed	(61,569)	(39,099)	(2,787,444)	(1,642,347)
Net increase (decrease)	9,675	2,905	$ 581,354	$ 158,366
Class T
Shares sold	24,101	23,206	$ 1,100,865	$ 981,887
Reinvestment of distributions	557	894	23,555	39,051
Shares redeemed	(27,493)	(17,166)	(1,235,915)	(731,684)
Net increase (decrease)	(2,835)	6,934	$ (111,495)	$ 289,254
Class B
Shares sold	1,659	3,985	$ 77,673	$ 164,934
Reinvestment of distributions	46	125	1,965	5,371
Shares redeemed	(3,832)	(6,122)	(176,016)	(254,241)
Net increase (decrease)	(2,127)	(2,012)	$ (96,378)	$ (83,936)
Class C
Shares sold	30,950	29,965	$ 1,412,876	$ 1,283,190
Reinvestment of distributions	313	433	13,236	18,769
Shares redeemed	(19,633)	(22,865)	(879,199)	(981,215)
Net increase (decrease)	11,630	7,533	$ 546,913	$ 320,744
Telecommunications
Shares sold	3,856,487	3,169,647	$ 180,498,933	$ 131,656,721
Reinvestment of distributions	108,713	156,783	4,652,114	6,893,743
Shares redeemed	(4,106,690)	(3,199,430)	(188,141,891)	(139,972,066)
Net increase (decrease)	(141,490)	127,000	$ (2,990,844)	$ (1,421,602)
Institutional Class
Shares sold	107,857	131,873	$ 5,158,491	$ 5,646,597
Reinvestment of distributions	401	800	17,134	36,161
Shares redeemed	(123,190)	(124,838)	(5,562,790)	(5,631,269)
Net increase (decrease)	(14,932)	7,835	$ (387,165)	$ 51,489

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 15% of the total outstanding shares of the fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of Telecommunications.

Annual Report

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	-2.55%	3.91%	9.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Kyle Weaver, Lead Portfolio Manager of Wireless Portfolio: For the year, the fund returned -2.55%, considerably better than the -8.08% return of the S&P® Custom Wireless Index but trailing the S&P 500®. Versus the wireless index, a sizable out-of-index stake in Apple significantly aided the fund's performance both in relative and absolute terms. Our holdings in this stock rose more than 50%, as sales of the company's iPhone® smartphone and iPad® tablet device blew past expectations. Large underweightings in two major index components, Spain's Telefonica and Finland's Nokia, also contributed meaningfully to relative performance. The former is a legacy telecom carrier incorporating wireline and wireless operations in Spain and South America. Like most legacy firms in the industry, Telefonica had to cope with eroding earnings and cash flow. In December, the company cut its dividend, further pressuring its stock. Meanwhile, handset maker Nokia continued to lose market share to competitors at a variety of price points. Another holding that lifted the fund's performance was Sprint Nextel, a volatile stock we were able to trade successfully. I'll also mention Synchronoss Technologies, which provides software enabling automated subscriber activation and other services. This out-of-benchmark position posted a gain during the period and contributed to performance. Overweighting the largest benchmark component - and the fund's largest holding - U.K.-based Vodafone, proved rewarding as well. Conversely, sizable underweightings in three key benchmark constituents worked against the fund: wireline/wireless carrier Verizon Communications, wireless operator China Mobile and Canadian wireless, cable and media provider Rogers Communications. Among stocks we overweighted, one detractor was NII Holdings, a fast-growing wireless carrier operating in a number of Latin American countries. Despite rapid subscriber growth, the stock sold off, in part because of the company's disappointing fiscal 2012 guidance in October and the prospect of large capital expenditures by NII to upgrade its outdated 2G network.

____________________________________

Note to shareholders: Matthew Drukker became Co-Portfolio Manager of the fund on December 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.90%	$ 1,000.00	$ 1,035.70	$ 4.56
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.39	$ 4.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR	14.9	15.1
QUALCOMM, Inc.	11.4	9.8
Motorola Solutions, Inc.	5.1	3.8
China Mobile Ltd. sponsored ADR	5.0	2.4
Crown Castle International Corp.	5.0	4.6
American Tower Corp.	4.8	0.0
SBA Communications Corp. Class A	3.9	3.6
Verizon Communications, Inc.	3.7	2.4
Telefonica SA sponsored ADR	3.7	2.0
Apple, Inc.	3.5	3.8
	61.0
Top Industries (% of fund's net assets)
As of February 29, 2012
Wireless Telecommunication Services	41.3%
Communications Equipment	27.4%
Diversified Telecommunication Services	10.4%
Real Estate Investment Trusts	4.8%
Computers & Peripherals	3.6%
All Others*	12.5%

As of August 31, 2011
Wireless Telecommunication Services	44.8%
Communications Equipment	27.7%
Diversified Telecommunication Services	7.4%
Media	4.6%
Computers & Peripherals	3.8%
All Others*	11.7%

* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
AEROSPACE & DEFENSE - 0.8%
Aerospace & Defense - 0.8%
Kratos Defense & Security Solutions, Inc. (a)	334,100	$ 2,128,217
COMMUNICATIONS EQUIPMENT - 27.4%
Communications Equipment - 27.4%
Acme Packet, Inc. (a)	9,600	292,608
Aruba Networks, Inc. (a)(d)	223,784	4,831,497
Globecomm Systems, Inc. (a)	8,700	126,063
Harris Corp.	121,600	5,305,408
InterDigital, Inc. (d)	61,000	2,308,850
Motorola Mobility Holdings, Inc. (a)	30	1,191
Motorola Solutions, Inc.	269,268	13,409,546
Nokia Corp. sponsored ADR (d)	735,500	3,890,795
Polycom, Inc. (a)	27,700	572,005
QUALCOMM, Inc.	483,350	30,054,703
Research In Motion Ltd. (a)	194,100	2,750,397
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	658,800	6,574,824
Ubiquiti Networks, Inc.	200	5,256
ViaSat, Inc. (a)	37,700	1,739,101
		71,862,244
COMPUTERS & PERIPHERALS - 3.6%
Computer Hardware - 3.5%
Apple, Inc. (a)	16,900	9,167,236
Computer Storage & Peripherals - 0.1%
Gemalto NV	5,833	333,247
TOTAL COMPUTERS & PERIPHERALS		9,500,483
DIVERSIFIED TELECOMMUNICATION SERVICES - 10.4%
Alternative Carriers - 0.0%
Boingo Wireless, Inc.	250	2,390
Integrated Telecommunication Services - 10.4%
China Unicom Ltd. sponsored ADR (d)	418,200	7,464,870
Nippon Telegraph & Telephone Corp.	8,800	414,212
Telefonica SA sponsored ADR (d)	569,600	9,734,464
Verizon Communications, Inc.	257,600	9,817,136
		27,430,682
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		27,433,072
INTERNET SOFTWARE & SERVICES - 0.8%
Internet Software & Services - 0.8%
Google, Inc. Class A (a)	3,300	2,040,225

	Shares	Value
IT SERVICES - 0.5%
Data Processing & Outsourced Services - 0.5%
NeuStar, Inc. Class A (a)	35,800	$ 1,254,790
IT Consulting & Other Services - 0.0%
Amdocs Ltd. (a)	450	13,802
TOTAL IT SERVICES		1,268,592
MEDIA - 2.0%
Cable & Satellite - 2.0%
Virgin Media, Inc. (d)	208,850	5,263,020
REAL ESTATE INVESTMENT TRUSTS - 4.8%
Specialized REITs - 4.8%
American Tower Corp.	202,392	12,665,691
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Semiconductors - 3.3%
NVIDIA Corp. (a)	172,800	2,617,920
NXP Semiconductors NV (a)	108,800	2,698,240
RF Micro Devices, Inc. (a)	614,100	2,929,257
Skyworks Solutions, Inc. (a)	10,800	291,276
		8,536,693
SOFTWARE - 2.3%
Application Software - 2.3%
AsiaInfo-Linkage, Inc. (a)	43,850	560,403
BroadSoft, Inc. (a)(d)	49,300	1,793,041
Gameloft (a)(d)	362,062	2,363,461
Nuance Communications, Inc. (a)	4,300	111,456
Synchronoss Technologies, Inc. (a)	19,050	637,413
Tangoe, Inc. (a)	34,150	639,971
		6,105,745
WIRELESS TELECOMMUNICATION SERVICES - 41.3%
Wireless Telecommunication Services - 41.3%
China Mobile Ltd. sponsored ADR	248,300	13,162,383
Clearwire Corp. Class A (a)	1,291,300	2,969,990
Crown Castle International Corp. (a)	250,900	12,999,129
Leap Wireless International, Inc. (a)	202,750	2,116,710
MetroPCS Communications, Inc. (a)	754,900	7,775,470
NII Holdings, Inc. (a)	197,600	3,533,088
NTELOS Holdings Corp.	53,250	1,238,063
NTT DoCoMo, Inc. sponsored ADR (d)	116,300	1,987,567
Rogers Communications, Inc. Class B (non-vtg.)	157,300	6,028,787
SBA Communications Corp. Class A (a)	219,500	10,301,135
Sprint Nextel Corp. (a)	2,051,331	5,066,788
Telephone & Data Systems, Inc.	23,014	581,564
U.S. Cellular Corp. (a)	26,500	1,143,210
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
USA Mobility, Inc.	36,400	$ 499,408
Vodafone Group PLC sponsored ADR	1,443,000	39,090,868
		108,494,160
TOTAL COMMON STOCKS (Cost $240,828,628)		255,298,142
Money Market Funds - 12.2%

Fidelity Cash Central Fund, 0.12% (b)	7,820,618	7,820,618
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	24,152,375	24,152,375
TOTAL MONEY MARKET FUNDS (Cost $31,972,993)		31,972,993
TOTAL INVESTMENT PORTFOLIO - 109.4% (Cost $272,801,621)		287,271,135
NET OTHER ASSETS (LIABILITIES) - (9.4)%		(24,575,630)
NET ASSETS - 100%		$ 262,695,505
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,598
Fidelity Securities Lending Cash Central Fund	246,621
Total	$ 249,219
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 255,298,142	$ 254,883,930	$ 414,212	$ -
Money Market Funds	31,972,993	31,972,993	-	-
Total Investments in Securities:	$ 287,271,135	$ 286,856,923	$ 414,212	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	63.1%
United Kingdom	14.9%
Hong Kong	7.8%
Spain	3.7%
Canada	3.4%
Sweden	2.5%
Finland	1.5%
Netherlands	1.2%
Japan	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $23,166,284) - See accompanying schedule: Unaffiliated issuers (cost $240,828,628)	$ 255,298,142
Fidelity Central Funds (cost $31,972,993)	31,972,993
Total Investments (cost $272,801,621)		$ 287,271,135
Cash		2
Receivable for investments sold		480,943
Receivable for fund shares sold		160,709
Dividends receivable		119,919
Distributions receivable from Fidelity Central Funds		3,468
Prepaid expenses		509
Other receivables		27,955
Total assets		288,064,640

Liabilities
Payable for investments purchased	$ 302,048
Payable for fund shares redeemed	693,639
Accrued management fee	123,044
Other affiliated payables	67,171
Other payables and accrued expenses	30,858
Collateral on securities loaned, at value	24,152,375
Total liabilities		25,369,135

Net Assets		$ 262,695,505
Net Assets consist of:
Paid in capital		$ 266,459,693
Distributions in excess of net investment income		(216,760)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,012,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,465,461
Net Assets, for 34,206,830 shares outstanding		$ 262,695,505
Net Asset Value, offering price and redemption price per share ($262,695,505 ÷ 34,206,830 shares)		$ 7.68

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 4,978,972
Special dividends		958,202
Income from Fidelity Central Funds		249,219
Total income		6,186,393

Expenses
Management fee	$ 1,627,637
Transfer agent fees	780,476
Accounting and security lending fees	120,801
Custodian fees and expenses	14,235
Independent trustees' compensation	1,747
Registration fees	26,437
Audit	53,929
Legal	1,147
Interest	168
Miscellaneous	3,213
Total expenses before reductions	2,629,790
Expense reductions	(36,783)	2,593,007
Net investment income (loss)		3,593,386
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,878,450
Foreign currency transactions	4,360
Total net realized gain (loss)		7,882,810
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,248,894)
Assets and liabilities in foreign currencies	(2,250)
Total change in net unrealized appreciation (depreciation)		(21,251,144)
Net gain (loss)		(13,368,334)
Net increase (decrease) in net assets resulting from operations		$ (9,774,948)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,593,386	$ 3,330,405
Net realized gain (loss)	7,882,810	22,950,724
Change in net unrealized appreciation (depreciation)	(21,251,144)	56,266,631
Net increase (decrease) in net assets resulting from operations	(9,774,948)	82,547,760
Distributions to shareholders from net investment income	(2,771,729)	(3,588,883)
Distributions to shareholders from net realized gain	(10,255,385)	-
Total distributions	(13,027,114)	(3,588,883)
Share transactions Proceeds from sales of shares	59,170,659	100,945,127
Reinvestment of distributions	12,540,423	3,455,935
Cost of shares redeemed	(147,309,703)	(127,181,095)
Net increase (decrease) in net assets resulting from share transactions	(75,598,621)	(22,780,033)
Redemption fees	14,005	7,728
Total increase (decrease) in net assets	(98,386,678)	56,186,572

Net Assets
Beginning of period	361,082,183	304,895,611
End of period (including distributions in excess of net investment income of $216,760, and $0, respectively.)	$ 262,695,505	$ 361,082,183
Other Information Shares
Sold	7,641,356	13,788,692
Issued in reinvestment of distributions	1,729,713	460,791
Redeemed	(18,743,667)	(17,824,633)
Net increase (decrease)	(9,372,598)	(3,575,150)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 6.47	$ 4.44	$ 7.23	$ 7.13
Income from Investment Operations
Net investment income (loss) B	.10 E	.08	.06	.05	.03 F
Net realized and unrealized gain (loss)	(.33)	1.82	2.03	(2.78)	.36
Total from investment operations	(.23)	1.90	2.09	(2.73)	.39
Distributions from net investment income	(.08)	(.08)	(.06)	(.06)	(.03)
Distributions from net realized gain	(.30)	-	-	-	(.26)
Total distributions	(.38)	(.08)	(.06)	(.06)	(.29)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 7.68	$ 8.29	$ 6.47	$ 4.44	$ 7.23
Total Return A	(2.55)%	29.55%	47.06%	(37.68)%	4.71%
Ratios to Average Net Assets C,G
Expenses before reductions	.90%	.92%	.96%	.95%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.96%	.95%	.91%
Expenses net of all reductions	.89%	.91%	.94%	.94%	.91%
Net investment income (loss)	1.23% E	1.08%	.90%	.85%	.32% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 262,696	$ 361,082	$ 304,896	$ 181,114	$ 434,916
Portfolio turnover rate D	114%	111%	154%	191%	191%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .19%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,296,194
Gross unrealized depreciation	(27,058,533)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,237,661

Tax Cost	$ 283,033,474

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 4,233,608

The Fund intends to elect to defer to its fiscal year ending February 28, 2013 approximately $7,781,036 of capital losses recognized during the period November 1, 2011 to February 29, 2012.

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 9,804,983	$ 3,588,883
Long-term Capital Gains	3,222,131	-
Total	$ 13,027,114	$ 3,588,883

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $336,117,537 and $427,270,514, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27,815 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,387,750.35%		$ 168

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $914 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $246,621, including $486 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $36,783 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Telecommunications and Wireless Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 100% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Distributions (Unaudited)

Wireless Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $3,219,975, or, if subsequently determined to be different, the net capital gain of such year.

Wireless Portfolio designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Wireless Portfolio designates 48% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELTS-UANNPRO-0412
1.910426.102

Fidelity®

Select Portfolios®

Utilities Sector

Utilities Portfolio

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Utilities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio A	6.85%	0.26%	6.42%

A Prior to October 1, 2006, Utilities Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Utilities Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Douglas Simmons, Portfolio Manager of Utilities Portfolio: For the year, the fund returned 6.85%, underperforming the 12.07% gain of its sector benchmark, the MSCI® U.S. IM Utilities 25/50 Index, but outperforming the S&P 500®. Versus the MSCI index, the fund was hurt the most by unfavorable stock selection in electric utilities, an overweighting in independent power/energy trade - although security selection somewhat offset the negative here - and positioning in multi-utilities. Detractors included a small, short-lived, out-of-benchmark investment in Tokyo Electric Power, an underweighting in Virginia-based utility Dominion Resources - sold before period end - New York gas utility National Fuel Gas, untimely trading in Florida utility NextEra Energy and overweighting struggling Houston-based independent power producer Calpine. Conversely, contributions included an underweighting in index component and New Orleans-based electric utility Entergy, and investments in Edison International and Sempra Energy, utilities both located in California. I sold Entergy from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.86%	$ 1,000.00	$ 1,042.80	$ 4.37
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.59	$ 4.32

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Utilities Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
FirstEnergy Corp.	9.7	9.6
Sempra Energy	8.7	4.8
NextEra Energy, Inc.	8.6	7.3
Duke Energy Corp.	8.4	0.0
Edison International	7.3	7.2
PG&E Corp.	6.8	3.2
The AES Corp.	4.9	3.3
Progress Energy, Inc.	4.6	0.0
NiSource, Inc.	4.2	0.0
ONEOK, Inc.	3.7	1.4
	66.9
Top Industries (% of fund's net assets)
As of February 29, 2012
Electric Utilities	44.8%
Multi-Utilities	22.4%
Independent Power Producers & Energy Traders	10.8%
Oil, Gas & Consumable Fuels	8.2%
Gas Utilities	5.1%
All Others*	8.7%

As of August 31, 2011
Electric Utilities	47.6%
Multi-Utilities	29.0%
Independent Power Producers & Energy Traders	13.2%
Gas Utilities	3.2%
Oil, Gas & Consumable Fuels	1.5%
All Others*	5.5%

* Includes short-term investments and net other assets.

Annual Report

Utilities Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
ELECTRIC UTILITIES - 44.8%
Electric Utilities - 44.8%
American Electric Power Co., Inc.	479,325	$ 18,027,413
Duke Energy Corp.	2,084,382	43,605,271
Edison International	903,941	37,848,010
FirstEnergy Corp.	1,138,705	50,433,244
ITC Holdings Corp.	188,355	14,217,035
NextEra Energy, Inc.	746,750	44,439,093
Progress Energy, Inc.	449,335	23,850,702
		232,420,768
GAS UTILITIES - 5.1%
Gas Utilities - 5.1%
National Fuel Gas Co.	147,576	7,427,500
ONEOK, Inc.	230,225	19,025,794
		26,453,294
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 10.8%
Independent Power Producers & Energy Traders - 10.8%
Calpine Corp. (a)	1,120,624	17,156,753
Constellation Energy Group, Inc.	315,434	11,437,637
GenOn Energy, Inc. (a)	840,200	2,066,892
The AES Corp. (a)	1,879,607	25,487,471
		56,148,753
MULTI-UTILITIES - 22.4%
Multi-Utilities - 22.4%
NiSource, Inc.	907,223	21,773,352
OGE Energy Corp.	268,904	14,112,082
PG&E Corp.	848,500	35,365,480
Sempra Energy	765,033	45,320,555
		116,571,469
OIL, GAS & CONSUMABLE FUELS - 8.2%
Oil & Gas Refining & Marketing - 1.5%
Sunoco, Inc.	204,000	7,880,520
Oil & Gas Storage & Transport - 6.7%
Cheniere Energy, Inc. (a)	871,996	13,114,820
El Paso Corp.	318,532	8,858,375
Kinder Morgan Holding Co. LLC (d)	51,300	1,807,812
Williams Companies, Inc.	361,000	10,786,680
		34,567,687
TOTAL OIL, GAS & CONSUMABLE FUELS		42,448,207

	Shares	Value
WATER UTILITIES - 3.5%
Water Utilities - 3.5%
American Water Works Co., Inc.	525,100	$ 18,000,428
TOTAL COMMON STOCKS (Cost $475,490,433)		492,042,919
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.09% 5/24/12 (Cost $349,930)	$ 350,000	349,935
Money Market Funds - 5.8%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	28,342,968	28,342,968
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,620,000	1,620,000
TOTAL MONEY MARKET FUNDS (Cost $29,962,968)		29,962,968
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $505,803,331)	522,355,822
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(3,386,498)
NET ASSETS - 100%	$ 518,969,324
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,318
Fidelity Securities Lending Cash Central Fund	56,337
Total	$ 66,655
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 492,042,919	$ 492,042,919	$ -	$ -
U.S. Treasury Obligations	349,935	-	349,935	-
Money Market Funds	29,962,968	29,962,968	-	-
Total Investments in Securities:	$ 522,355,822	$ 522,005,887	$ 349,935	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $1,585,800) - See accompanying schedule: Unaffiliated issuers (cost $475,840,363)	$ 492,392,854
Fidelity Central Funds (cost $29,962,968)	29,962,968
Total Investments (cost $505,803,331)		$ 522,355,822
Receivable for fund shares sold		464,683
Dividends receivable		2,543,857
Distributions receivable from Fidelity Central Funds		12,967
Prepaid expenses		796
Other receivables		4,512
Total assets		525,382,637

Liabilities
Payable for fund shares redeemed	$ 4,388,130
Accrued management fee	248,243
Other affiliated payables	125,961
Other payables and accrued expenses	30,979
Collateral on securities loaned, at value	1,620,000
Total liabilities		6,413,313

Net Assets		$ 518,969,324
Net Assets consist of:
Paid in capital		$ 552,421,380
Undistributed net investment income		2,477,032
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,481,579)
Net unrealized appreciation (depreciation) on investments		16,552,491
Net Assets, for 9,874,538 shares outstanding		$ 518,969,324
Net Asset Value, offering price and redemption price per share ($518,969,324 ÷ 9,874,538 shares)		$ 52.56

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 18,072,989
Interest		14
Income from Fidelity Central Funds		66,655
Total income		18,139,658

Expenses
Management fee	$ 2,799,781
Transfer agent fees	1,201,736
Accounting and security lending fees	192,974
Custodian fees and expenses	11,759
Independent trustees' compensation	2,981
Registration fees	54,229
Audit	42,284
Legal	3,824
Interest	1,740
Miscellaneous	4,691
Total expenses before reductions	4,315,999
Expense reductions	(90,912)	4,225,087
Net investment income (loss)		13,914,571
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,574,533
Foreign currency transactions	(5,596)
Futures contracts	49,987
Total net realized gain (loss)		37,618,924
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,724,003)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(16,724,019)
Net gain (loss)		20,894,905
Net increase (decrease) in net assets resulting from operations		$ 34,809,476

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,914,571	$ 9,879,312
Net realized gain (loss)	37,618,924	46,438,931
Change in net unrealized appreciation (depreciation)	(16,724,019)	25,449,115
Net increase (decrease) in net assets resulting from operations	34,809,476	81,767,358
Distributions to shareholders from net investment income	(12,398,149)	(10,194,963)
Share transactions Proceeds from sales of shares	378,621,055	219,227,003
Reinvestment of distributions	11,907,757	9,735,945
Cost of shares redeemed	(348,108,330)	(182,439,130)
Net increase (decrease) in net assets resulting from share transactions	42,420,482	46,523,818
Redemption fees	40,172	9,278
Total increase (decrease) in net assets	64,871,981	118,105,491

Net Assets
Beginning of period	454,097,343	335,991,852
End of period (including undistributed net investment income of $2,477,032 and undistributed net investment income of $966,206, respectively)	$ 518,969,324	$ 454,097,343
Other Information Shares
Sold	7,340,663	4,768,833
Issued in reinvestment of distributions	231,406	207,555
Redeemed	(6,728,327)	(3,899,333)
Net increase (decrease)	843,742	1,077,055

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 50.28	$ 42.24	$ 34.94	$ 57.09	$ 58.27
Income from Investment Operations
Net investment income (loss) B	1.43	1.14	1.21	.99	.84
Net realized and unrealized gain (loss)	1.99	8.09	7.34	(22.29)	(.82)
Total from investment operations	3.42	9.23	8.55	(21.30)	.02
Distributions from net investment income	(1.14)	(1.19)	(1.25)	(.85)	(1.21)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 52.56	$ 50.28	$ 42.24	$ 34.94	$ 57.09
Total Return A	6.85%	22.07%	24.50%	(37.47)%	(.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.90%	.95%	.89%	.88%
Expenses net of fee waivers, if any	.86%	.90%	.95%	.89%	.88%
Expenses net of all reductions	.84%	.87%	.93%	.89%	.87%
Net investment income (loss)	2.78%	2.46%	2.98%	1.95%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,969	$ 454,097	$ 335,992	$ 301,529	$ 606,083
Portfolio turnover rate D	202%	238%	226%	167%	121%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of the funds Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,779,727
Gross unrealized depreciation	(6,118,143)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,661,584

Tax Cost	$ 506,694,238

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,477,435
Capital loss carryforward	$ (51,590,672)
Net unrealized appreciation (depreciation)	$ 15,661,584

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (6,906,616)
2018	(44,684,056)
Total capital loss carryforward	$ (51,590,672)

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 12,398,149	$ 10,194,963

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

During the period the fund recognized net realized gain (loss) of $49,987 related to its investment in futures contracts. This amount is included on the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,024,937,248 and $1,002,180,840, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,994 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,006,422.35%		$ 1,740

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,423 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,337. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $90,912 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 11% of the total outstanding shares of Utilities Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 11, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% and 100% of the dividends distributed in April and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividends distributed in April and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

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Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	8.39%	6.68%	7.73%
Class T (incl. 3.50% sales charge) B	10.66%	6.89%	7.82%
Class B (incl. contingent deferred sales charge) C	9.06%	6.79%	7.91%
Class C (incl. contingent deferred sales charge) D	13.14%	7.16%	7.94%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 28, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the 12 months ending February 29, 2012, the fund's Class A, Class T, Class B and Class C shares returned 15.00%, 14.67%, 14.06% and 14.14%, respectively (excluding sales charges), modestly underperforming the 15.44% advance of the MSCI® U.S. IM Consumer Staples 25/50 Index, but decisively outperforming the S&P 500®. Relative to the sector benchmark, the biggest drag on performance was weak stock picking in the personal products area, including stakes in cosmetics manufacturers L'Oreal, an out-of-index holding based in France, and Avon Products. L'Oreal hurt because I was paring the fund's weighting in the stock while its price was rising, while Avon struggled with problems at a new distribution center. In the same space, not owning index component Herbalife, a global direct seller of nutritional supplements, also hurt. Poor positioning in agricultural products detracted, including a large overweighting in agricultural processor Bunge. However, the negative impact was made up for by an underweighting in Archer Daniels Midland in the same category. We also had weak stock picking in tobacco, where a substantial underweighting in Philip Morris International was the fund's biggest individual detractor. Philip Morris, which sells its tobacco products overseas, benefited from its earnings stability and a temporary market-share boost in Japan following that nation's natural disaster in March. Underweighting cigarette maker Lorillard also proved costly. However, a large non-index stake in British American Tobacco, the fund's top individual contributor, more than offset the damage. Within packaged foods/meats, significantly underweighting and then selling major index constituent Kraft Foods was detrimental. An industry overweighting in brewers hurt, including a sizable stake in Molson Coors Brewing. Unfavorable positioning in hypermarkets/super center also was costly. In addition, many companies in the consumer staples sector do business globally and, as such, generate income in currencies around the world. The relative strength of the U.S. dollar during the past year had a negative impact on the dollar value of those earnings. On the positive side, strong stock picking in distillers/vintners and drug retail, along with good positioning in soft drinks, buoyed the fund's return. In the first category, out-of-index positions in premium spirits distributors Diageo and Remy Cointreau, based in Britain and France, respectively, outperformed. In drug retail, CVS Caremark shares surged during the second half of the period, while in soft drinks an underweighting in PepsiCo, a major index component, paid off because the stock lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.10%
Actual		$ 1,000.00	$ 1,086.00	$ 5.71
Hypothetical A		$ 1,000.00	$ 1,019.39	$ 5.52
Class T	1.38%
Actual		$ 1,000.00	$ 1,084.50	$ 7.15
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.91%
Actual		$ 1,000.00	$ 1,081.60	$ 9.89
Hypothetical A		$ 1,000.00	$ 1,015.37	$ 9.57
Class C	1.84%
Actual		$ 1,000.00	$ 1,082.00	$ 9.52
Hypothetical A		$ 1,000.00	$ 1,015.71	$ 9.22
Consumer Staples	.82%
Actual		$ 1,000.00	$ 1,087.50	$ 4.26
Hypothetical A		$ 1,000.00	$ 1,020.79	$ 4.12
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,087.30	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,020.54	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	16.2	15.8
British American Tobacco PLC sponsored ADR	11.9	8.5
The Coca-Cola Co.	10.8	11.4
CVS Caremark Corp.	6.7	6.8
Altria Group, Inc.	4.8	5.2
Walgreen Co.	3.3	2.4
Anheuser-Busch InBev SA NV	3.1	2.4
PepsiCo, Inc.	3.0	4.7
Diageo PLC sponsored ADR	2.8	2.8
Constellation Brands, Inc. Class A (sub. vtg.)	2.6	2.8
	65.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Beverages	31.3%
Tobacco	20.4%
Household Products	19.0%
Food & Staples Retailing	11.1%
Food Products	10.0%
All Others*	8.2%

As of August 31, 2011
Beverages	32.6%
Household Products	18.9%
Tobacco	17.2%
Food & Staples Retailing	11.3%
Food Products	9.3%
All Others*	10.7%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
BEVERAGES - 31.3%
Brewers - 6.1%
Anheuser-Busch InBev SA NV	798,628	$ 53,648,774
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	218,085	8,725,581
Molson Coors Brewing Co. Class B	1,001,712	44,015,225
		106,389,580
Distillers & Vintners - 9.4%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,071,870	45,249,641
Diageo PLC sponsored ADR	510,827	48,814,628
Pernod Ricard SA	326,101	33,737,970
Remy Cointreau SA	346,208	33,913,382
Treasury Wine Estates Ltd.	351,937	1,468,016
		163,183,637
Soft Drinks - 15.8%
Coca-Cola Bottling Co. CONSOLIDATED	81,713	5,265,586
Coca-Cola FEMSA SAB de CV sponsored ADR	84,229	8,334,460
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	200,200	3,775,772
Coca-Cola Icecek A/S	383,842	4,936,381
Embotelladora Andina SA sponsored ADR (d)	271,900	8,581,164
Fomento Economico Mexicano SAB de CV sponsored ADR	10,187	749,763
Monster Beverage Corp. (a)	41,100	2,350,509
PepsiCo, Inc.	817,727	51,467,737
The Coca-Cola Co.	2,683,792	187,489,709
		272,951,081
TOTAL BEVERAGES		542,524,298
FOOD & STAPLES RETAILING - 11.1%
Drug Retail - 10.4%
CVS Caremark Corp.	2,589,663	116,793,801
Drogasil SA	623,400	6,069,026
Walgreen Co.	1,744,986	57,863,736
		180,726,563
Food Distributors - 0.2%
Chefs' Warehouse Holdings (a)	20,300	426,300
Sysco Corp.	72,340	2,128,243
		2,554,543
Food Retail - 0.3%
Fresh Market, Inc. (a)	11,800	531,236
The Pantry, Inc. (a)	392,025	4,872,871
		5,404,107
Hypermarkets & Super Centers - 0.2%
Carrefour SA	122,670	3,075,583
TOTAL FOOD & STAPLES RETAILING		191,760,796

	Shares	Value
FOOD PRODUCTS - 10.0%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	300,861	$ 9,386,863
Bunge Ltd.	592,087	39,859,297
Cosan Ltd. Class A	60,400	898,148
Origin Agritech Ltd. (a)	95,200	230,384
SLC Agricola SA	313,300	2,900,504
Viterra, Inc.	393,700	4,256,646
		57,531,842
Packaged Foods & Meats - 6.7%
Brasil Foods SA	2,000	41,806
Calavo Growers, Inc.	103,973	2,859,258
Cermaq ASA	21,670	304,485
Danone	5,020	339,599
Dean Foods Co. (a)	294,016	3,604,636
Green Mountain Coffee Roasters, Inc. (a)	222,530	14,457,774
Lindt & Spruengli AG	121	4,401,094
Mead Johnson Nutrition Co. Class A	336,032	26,126,488
Nestle SA	383,063	23,412,228
Unilever NV (NY Reg.)	1,099,871	36,636,703
Want Want China Holdings Ltd.	4,014,000	3,995,317
		116,179,388
TOTAL FOOD PRODUCTS		173,711,230
HOUSEHOLD PRODUCTS - 19.0%
Household Products - 19.0%
Colgate-Palmolive Co.	421,175	39,245,087
Procter & Gamble Co.	4,159,458	280,846,601
Spectrum Brands Holdings, Inc. (a)	276,947	7,870,834
		327,962,522
PERSONAL PRODUCTS - 2.9%
Personal Products - 2.9%
Avon Products, Inc.	616,877	11,529,431
Hypermarcas SA	333,000	2,167,714
L'Oreal SA	216,800	24,725,962
Natura Cosmeticos SA	135,900	3,203,931
Nu Skin Enterprises, Inc. Class A	157,308	9,086,110
		50,713,148
PHARMACEUTICALS - 2.5%
Pharmaceuticals - 2.5%
Johnson & Johnson	669,860	43,594,489
TOBACCO - 20.4%
Tobacco - 20.4%
Altria Group, Inc.	2,788,226	83,925,603
British American Tobacco PLC sponsored ADR (d)	2,039,297	206,540,000
KT&G Corp.	45,825	2,997,775
Lorillard, Inc.	64,000	8,389,120
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Philip Morris International, Inc.	538,983	$ 45,015,860
Souza Cruz Industria e Comerico	455,200	6,814,284
		353,682,642
TOTAL COMMON STOCKS (Cost $1,328,266,206)		1,683,949,125
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	50,704,618	$ 50,704,618
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	603,675	603,675
TOTAL MONEY MARKET FUNDS (Cost $51,308,293)		51,308,293
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,379,574,499)	1,735,257,418
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,724,126)
NET ASSETS - 100%	$ 1,732,533,292
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,534
Fidelity Securities Lending Cash Central Fund	314,492
Total	$ 361,026
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,683,949,125	$ 1,630,300,351	$ 53,648,774	$ -
Money Market Funds	51,308,293	51,308,293	-	-
Total Investments in Securities:	$ 1,735,257,418	$ 1,681,608,644	$ 53,648,774	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	66.4%
United Kingdom	14.7%
France	5.5%
Belgium	3.1%
Bermuda	2.4%
Netherlands	2.1%
Brazil	1.8%
Switzerland	1.7%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $586,592) - See accompanying schedule: Unaffiliated issuers (cost $1,328,266,206)	$ 1,683,949,125
Fidelity Central Funds (cost $51,308,293)	51,308,293
Total Investments (cost $1,379,574,499)		$ 1,735,257,418
Receivable for investments sold		7,190,915
Receivable for fund shares sold		5,669,349
Dividends receivable		2,739,557
Distributions receivable from Fidelity Central Funds		16,151
Prepaid expenses		2,716
Other receivables		2,335
Total assets		1,750,878,441

Liabilities
Payable to custodian bank	$ 174,268
Payable for investments purchased	12,155,768
Payable for fund shares redeemed	4,079,917
Accrued management fee	774,786
Distribution and service plan fees payable	161,260
Other affiliated payables	347,873
Other payables and accrued expenses	47,602
Collateral on securities loaned, at value	603,675
Total liabilities		18,345,149

Net Assets		$ 1,732,533,292
Net Assets consist of:
Paid in capital		$ 1,375,239,499
Undistributed net investment income		3,220,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,618,097)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,691,242
Net Assets		$ 1,732,533,292

Statement of Assets and Liabilities - continued

February 29, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,851,229 ÷ 2,748,522 shares)	$ 74.90

Maximum offering price per share (100/94.25 of $74.90)	$ 79.47
Class T: Net Asset Value and redemption price per share ($39,047,442 ÷ 524,212 shares)	$ 74.49

Maximum offering price per share (100/96.50 of $74.49)	$ 77.19
Class B: Net Asset Value and offering price per share ($19,329,853 ÷ 261,163 shares)A	$ 74.01

Class C: Net Asset Value and offering price per share ($102,320,529 ÷ 1,387,444 shares)A	$ 73.75

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,202,440,338 ÷ 15,970,272 shares)	$ 75.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($163,543,901 ÷ 2,176,462 shares)	$ 75.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 43,496,113
Interest		5
Income from Fidelity Central Funds		361,026
Total income		43,857,144

Expenses
Management fee	$ 8,658,032
Transfer agent fees	3,543,114
Distribution and service plan fees	1,711,288
Accounting fees and expenses	489,033
Custodian fees and expenses	71,834
Independent trustees' compensation	9,095
Registration fees	133,468
Audit	54,288
Legal	5,144
Interest	1,862
Miscellaneous	14,961
Total expenses before reductions	14,692,119
Expense reductions	(30,595)	14,661,524
Net investment income (loss)		29,195,620
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,472,115
Foreign currency transactions	(124,896)
Total net realized gain (loss)		36,347,219
Change in net unrealized appreciation (depreciation) on: Investment securities	157,948,507
Assets and liabilities in foreign currencies	6,297
Total change in net unrealized appreciation (depreciation)		157,954,804
Net gain (loss)		194,302,023
Net increase (decrease) in net assets resulting from operations		$ 223,497,643

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,195,620	$ 21,971,692
Net realized gain (loss)	36,347,219	37,190,740
Change in net unrealized appreciation (depreciation)	157,954,804	108,092,854
Net increase (decrease) in net assets resulting from operations	223,497,643	167,255,286
Distributions to shareholders from net investment income	(25,900,882)	(18,562,633)
Distributions to shareholders from net realized gain	(36,216,657)	(13,301,800)
Total distributions	(62,117,539)	(31,864,433)
Share transactions - net increase (decrease)	162,381,495	3,732,087
Redemption fees	45,851	35,627
Total increase (decrease) in net assets	323,807,450	139,158,567

Net Assets
Beginning of period	1,408,725,842	1,269,567,275
End of period (including undistributed net investment income of $3,220,648 and undistributed net investment income of $3,223,201, respectively)	$ 1,732,533,292	$ 1,408,725,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.65	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Income from Investment Operations
Net investment income (loss) C	1.22	.98	.84	.67	.53
Net realized and unrealized gain (loss)	8.73	7.10	17.02	(19.19)	7.29
Total from investment operations	9.95	8.08	17.86	(18.52)	7.82
Distributions from net investment income	(1.06)	(.83)	(.74)	(.66)	(.42)
Distributions from net realized gain	(1.64)	(.66)	-	(.02)	(2.44)
Total distributions	(2.70)	(1.49)	(.74)	(.68) I	(2.86)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.90	$ 67.65	$ 61.06	$ 43.94	$ 63.13
Total Return A,B	15.00%	13.27%	40.66%	(29.43)%	13.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.10%	1.11%	1.13%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.11%	1.13%	1.19%	1.19%
Expenses net of all reductions	1.09%	1.11%	1.13%	1.18%	1.19%
Net investment income (loss)	1.74%	1.53%	1.51%	1.27%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,851	$ 160,526	$ 162,370	$ 121,193	$ 23,796
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.30	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Income from Investment Operations
Net investment income (loss) C	1.01	.79	.66	.53	.36
Net realized and unrealized gain (loss)	8.68	7.05	16.95	(19.12)	7.29
Total from investment operations	9.69	7.84	17.61	(18.59)	7.65
Distributions from net investment income	(.86)	(.65)	(.59)	(.60)	(.35)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.50)	(1.31)	(.59)	(.60) I	(2.79)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.49	$ 67.30	$ 60.77	$ 43.75	$ 62.93
Total Return A,B	14.67%	12.93%	40.24%	(29.61)%	13.11%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.40%	1.44%	1.46%	1.46%
Expenses net of fee waivers, if any	1.38%	1.40%	1.44%	1.46%	1.46%
Expenses net of all reductions	1.38%	1.40%	1.44%	1.46%	1.46%
Net investment income (loss)	1.45%	1.24%	1.21%	.99%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,047	$ 31,496	$ 29,662	$ 22,624	$ 6,298
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.83	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Income from Investment Operations
Net investment income (loss) C	.64	.46	.37	.26	.04
Net realized and unrealized gain (loss)	8.61	6.98	16.82	(19.01)	7.27
Total from investment operations	9.25	7.44	17.19	(18.75)	7.31
Distributions from net investment income	(.43)	(.32)	(.35)	(.42)	(.19)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.07)	(.98)	(.35)	(.42) I	(2.63)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.01	$ 66.83	$ 60.37	$ 43.53	$ 62.69
Total Return A,B	14.06%	12.35%	39.48%	(29.96)%	12.53%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.91%	1.97%	1.96%	1.96%
Expenses net of fee waivers, if any	1.91%	1.91%	1.97%	1.96%	1.96%
Expenses net of all reductions	1.90%	1.91%	1.97%	1.96%	1.96%
Net investment income (loss)	.93%	.73%	.68%	.50%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,330	$ 20,033	$ 21,099	$ 14,929	$ 4,884
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.71	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Income from Investment Operations
Net investment income (loss) C	.68	.49	.41	.28	.06
Net realized and unrealized gain (loss)	8.59	7.00	16.80	(19.00)	7.28
Total from investment operations	9.27	7.49	17.21	(18.72)	7.34
Distributions from net investment income	(.59)	(.41)	(.38)	(.44)	(.29)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.23)	(1.07)	(.38)	(.44) I	(2.73)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 73.75	$ 66.71	$ 60.29	$ 43.46	$ 62.61
Total Return A,B	14.14%	12.44%	39.59%	(29.94)%	12.58%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	1.86%	1.90%	1.93%	1.93%
Expenses net of fee waivers, if any	1.85%	1.86%	1.90%	1.93%	1.93%
Expenses net of all reductions	1.84%	1.85%	1.89%	1.93%	1.92%
Net investment income (loss)	.99%	.79%	.75%	.52%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,321	$ 81,239	$ 73,829	$ 54,902	$ 19,791
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.98	$ 61.34	$ 44.14	$ 63.25	$ 58.13
Income from Investment Operations
Net investment income (loss) C	1.42	1.14	.96	.88	.71
Net realized and unrealized gain (loss)	8.76	7.14	17.11	(19.31)	7.30
Total from investment operations	10.18	8.28	18.07	(18.43)	8.01
Distributions from net investment income	(1.24)	(.98)	(.87)	(.67)	(.46)
Distributions from net realized gain	(1.64)	(.66)	-	(.03)	(2.44)
Total distributions	(2.87) J	(1.64)	(.87)	(.69) I	(2.90)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 75.29	$ 67.98	$ 61.34	$ 44.14	$ 63.25
Total Return A,B	15.30%	13.55%	40.96%	(29.23)%	13.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	.86%	.92%	.91%	.91%
Expenses net of fee waivers, if any	.83%	.86%	.92%	.91%	.90%
Expenses net of all reductions	.82%	.86%	.91%	.90%	.90%
Net investment income (loss)	2.01%	1.78%	1.73%	1.55%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,202,440	$ 877,548	$ 946,455	$ 657,263	$ 655,224
Portfolio turnover rate E	35%	57%	69%	70%	71%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. .DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share. J Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 67.84	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Income from Investment Operations
Net investment income (loss) B	1.39	1.15	.98	.82	.74
Net realized and unrealized gain (loss)	8.73	7.13	17.09	(19.23)	7.30
Total from investment operations	10.12	8.28	18.07	(18.41)	8.04
Distributions from net investment income	(1.19)	(1.04)	(.88)	(.73)	(.51)
Distributions from net realized gain	(1.64)	(.66)	-	(.03)	(2.44)
Total distributions	(2.82) I	(1.70)	(.88)	(.75) H	(2.95)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 75.14	$ 67.84	$ 61.26	$ 44.07	$ 63.22
Total Return A	15.24%	13.57%	41.03%	(29.22)%	13.77%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.87%	.86%	.91%	.85%
Expenses net of fee waivers, if any	.87%	.87%	.86%	.91%	.85%
Expenses net of all reductions	.87%	.87%	.86%	.91%	.84%
Net investment income (loss)	1.96%	1.77%	1.78%	1.54%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,544	$ 237,883	$ 36,152	$ 30,922	$ 10,384
Portfolio turnover rate D	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share. HTotal distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share. ITotal distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 361,646,527
Gross unrealized depreciation	(10,293,004)
Net unrealized appreciation (depreciation) on securities and other investments	$ 351,353,523

Tax Cost	$ 1,383,903,895

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,220,861
Undistributed long-term capital gain	$ 5,437,375
Net unrealized appreciation (depreciation)	$ 351,361,846

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 31,774,273	$ 20,981,143
Long-term Capital Gains	30,343,266	10,883,290
Total	$ 62,117,539	$ 31,864,433

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $621,558,884 and $527,918,913, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 436,234	$ 7,197
Class T	.25%	.25%	169,388	19
Class B	.75%	.25%	191,915	143,998
Class C	.75%	.25%	913,751	172,728
			$ 1,711,288	$ 323,942

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 147,187
Class T	17,481
Class B*	45,165
Class C*	15,571
$ 225,404

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,155.24
Class T	92,693.27
Class B	57,130.30
Class C	212,861.23
Consumer Staples	2,171,265.22
Institutional Class	596,010.26
	$ 3,543,114

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,729 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,403,500.36%		$ 1,862

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $314,492. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $30,515 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $80.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net investment income
Class A	$ 2,690,167	$ 2,005,855
Class T	422,197	304,100
Class B	114,208	100,155
Class C	829,469	513,058
Consumer Staples	18,061,907	13,026,528
Institutional Class	3,782,934	2,612,937
Total	$ 25,900,882	$ 18,562,633
From net realized gain
Class A	$ 4,102,363	$ 1,585,279
Class T	795,051	307,782
Class B	441,952	204,642
Class C	2,213,680	836,095
Consumer Staples	23,446,773	8,597,123
Institutional Class	5,216,838	1,770,879
Total	$ 36,216,657	$ 13,301,800

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 29, 2012	Year ended February 28, 2011
Class A
Shares sold	1,107,874	610,485	$ 77,974,428	$ 39,028,355
Reinvestment of distributions	84,526	47,297	5,924,948	3,150,891
Shares redeemed	(816,686)	(944,038)	(57,527,748)	(60,078,639)
Net increase (decrease)	375,714	(286,256)	$ 26,371,628	$ (17,899,393)
Class T
Shares sold	130,126	91,776	$ 9,133,799	$ 5,882,190
Reinvestment of distributions	16,351	8,541	1,140,509	566,923
Shares redeemed	(90,239)	(120,454)	(6,276,410)	(7,689,132)
Net increase (decrease)	56,238	(20,137)	$ 3,997,898	$ (1,240,019)
Class B
Shares sold	22,727	35,654	$ 1,569,035	$ 2,191,455
Reinvestment of distributions	6,332	3,610	439,355	238,429
Shares redeemed	(67,638)	(89,029)	(4,695,265)	(5,598,851)
Net increase (decrease)	(38,579)	(49,765)	$ (2,686,875)	$ (3,168,967)
Class C
Shares sold	536,557	340,893	$ 37,168,209	$ 21,482,594
Reinvestment of distributions	33,216	14,479	2,295,907	954,487
Shares redeemed	(400,115)	(362,057)	(28,068,157)	(23,068,564)
Net increase (decrease)	169,658	(6,685)	$ 11,395,959	$ (631,483)
Consumer Staples
Shares sold	7,156,716	4,055,609	$ 509,488,908	$ 260,108,965
Reinvestment of distributions	566,253	309,170	39,874,596	20,671,323
Shares redeemed	(4,661,196)	(6,885,851)	(330,401,040)	(436,510,553)
Net increase (decrease)	3,061,773	(2,521,072)	$ 218,962,464	$ (155,730,265)
Institutional Class
Shares sold	2,454,993	3,382,703	$ 173,115,499	$ 212,714,327
Reinvestment of distributions	115,398	58,392	8,111,953	3,904,787
Shares redeemed	(3,900,689)	(524,454)	(276,887,031)	(34,216,900)
Net increase (decrease)	(1,330,298)	2,916,641	$ (95,659,579)	$ 182,402,214

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-11.63%	9.39%	15.94%
Class T (incl. 3.50% sales charge) B	-9.76%	9.65%	16.07%
Class B (incl. contingent deferred sales charge) C	-11.37%	9.58%	16.17%
Class C (incl. contingent deferred sales charge) D	-7.81%	9.87%	16.17%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 28, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -6.24%, -6.49%, -6.95% and -6.93%, respectively (excluding sales charges), trailing the -4.75% return of the S&P® Global BMI Gold Capped Index and the S&P 500®. Relative to the industry benchmark, the fund underperformed because several larger companies I owned did not execute well during the reporting period. The largest detractors were overweighted positions in gold names that failed to execute during the period. Among them were senior gold producers AngloGold Ashanti, Agnico-Eagle Mines and Kinross Gold. While AngloGold did improve several key financial and operating metrics, the market remained concerned about perceived risks in South Africa and the company's ability to execute on its growth plans. Both Agnico and Kinross suffered significant setbacks at key assets during the period that caused the stocks to disappoint. In the exploration and development space, overweightings in Canaco Resources (Tanzania asset), Kingsgate Consolidated (Thailand) and Romarco Minerals (South Carolina) detracted because each incurred challenges with their projects that caused the market concern. The fund also was hurt by underweighting several outperforming junior and development stocks that I didn't feel warranted larger positions based on their risk/reward profiles. In addition, I overweighted several silver stocks that underperformed. Currency fluctuations also hurt, given the fund's significant foreign exposure as a global gold fund. The largest contribution came from companies that executed on their growth plans. These stocks covered the gold equity spectrum and were highlighted by such names as Randgold Resources, Pretium Resources, Troy Resources, Argonaut Gold and Goldcorp. The second-largest contributor was correctly underweighting poor-performing names that disappointed the market in terms of execution. These were typically junior and development companies, such as Gabriel Resources, Golden Star Resources, Tanzanian Royalty Exploration and Nevsun Resources. Lastly, our gold bullion position helped performance. Golden Star and Tanzanian Royalty Exploration were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.15%
Actual		$ 1,000.00	$ 880.80	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77
Class T	1.43%
Actual		$ 1,000.00	$ 879.70	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.17
Class B	1.91%
Actual		$ 1,000.00	$ 877.70	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Class C	1.88%
Actual		$ 1,000.00	$ 877.70	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,015.51	$ 9.42
Gold	.90%
Actual		$ 1,000.00	$ 882.20	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class	.82%
Actual		$ 1,000.00	$ 882.30	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	12.2	11.0
Barrick Gold Corp.	11.9	11.9
Newmont Mining Corp.	9.0	7.9
Newcrest Mining Ltd.	8.4	9.0
AngloGold Ashanti Ltd. sponsored ADR	5.1	4.7
Kinross Gold Corp.	4.0	5.6
Yamana Gold, Inc.	3.9	3.3
Randgold Resources Ltd. sponsored ADR	3.6	3.0
Gold Fields Ltd.	3.4	3.2
Eldorado Gold Corp.	2.7	3.1
	64.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Gold	98.5%
Precious Metals & Minerals	0.9%
Diversified Metals & Mining	0.2%
Coal & Consumable Fuels	0.1%
Specialty Stores	0.0%
All Others*	0.3%

As of August 31, 2011
Gold	97.9%
Precious Metals & Minerals	1.2%
Coal & Consumable Fuels	0.3%
Diversified Metals & Mining	0.2%
Construction & Engineering	0.2%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 11.5%
METALS & MINING - 11.5%
Gold - 11.5%
Ampella Mining Ltd. (a)	150,000	$ 229,204
CGA Mining Ltd.:
(Australia) (a)	18,920	40,474
(Canada) (a)	270,000	564,745
Evolution Mining Ltd. (a)	853,235	1,838,997
Gryphon Minerals Ltd. (a)	317,692	395,167
Intrepid Mines Ltd.:
(Australia) (a)	8,709,798	12,328,162
(Canada) (a)	320,000	433,284
Kingsgate Consolidated NL (d)	3,705,767	27,259,540
Kula Gold Ltd. (a)	31,245	36,854
Medusa Mining Ltd.	2,572,885	17,739,756
Newcrest Mining Ltd.	10,268,992	368,773,129
Papillon Resources Ltd. (a)	100,000	120,098
Perseus Mining Ltd.:
(Australia) (a)	4,599,308	14,154,375
(Canada) (a)	1,300,000	3,783,156
Regis Resources Ltd. (a)	4,898,292	22,743,059
Resolute Mining Ltd. (a)	4,911,661	10,954,890
St Barbara Ltd. (a)	4,644,676	11,504,923
Troy Resources NL (a)(e)	1,900,000	10,060,122
		502,959,935
Bailiwick of Jersey - 4.5%
METALS & MINING - 4.5%
Gold - 4.5%
Centamin PLC (a)	12,611,900	18,217,214
Polyus Gold International Ltd. sponsored GDR (a)	7,033,190	23,490,855
Randgold Resources Ltd. sponsored ADR	1,351,867	155,099,701
		196,807,770
Bermuda - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Continental Gold Ltd. (a)	130,100	1,035,910
Canada - 55.8%
METALS & MINING - 55.8%
Diversified Metals & Mining - 0.2%
Barisan Gold Corp. (e)	2,500	1,112
Barisan Gold Corp. warrants 9/26/13 (a)	625	0
Clifton Star Resources, Inc. (a)	25,000	73,258
Copper Mountain Mining Corp. (a)	137,000	707,392
East Asia Minerals Corp. (a)	5,000	3,284
Eastmain Resources, Inc. (a)	10,000	12,126
Kimber Resources, Inc. (a)	16,100	16,919
Kimber Resources, Inc. (a)(e)	5,832,000	6,128,712
Rio Alto Mining Ltd. (a)	10,000	45,167

	Shares	Value
Sabina Gold & Silver Corp. (a)	465,000	$ 1,508,261
Southern Arc Minerals, Inc. (a)	30,000	20,007
Trelawney Mining and Exploration, Inc. (a)	250,000	593,644
		9,109,882
Gold - 54.8%
Agnico-Eagle Mines Ltd. (Canada)	2,642,200	96,033,885
Alacer Gold Corp. (a)	3,169,063	30,581,066
Alamos Gold, Inc.	1,968,800	36,684,355
Argonaut Gold, Inc. (a)	629,800	6,204,769
ATAC Resources Ltd. (a)	67,200	207,104
AuRico Gold, Inc. (a)	4,366,763	42,800,587
Aurizon Mines Ltd. (a)	2,366,900	12,556,181
Avion Gold Corp. (a)	4,835,000	8,207,750
B2Gold Corp. (a)	4,542,400	18,726,814
Banro Corp. (a)	1,380,786	7,478,415
Barrick Gold Corp. (d)	10,914,019	522,073,116
Bearing Resources Ltd. (a)	29,687	13,799
Belo Sun Mining Corp. (a)	65,000	67,650
Canaco Resources, Inc. (a)	1,295,100	1,897,534
Canaco Resources, Inc. (e)	561,600	822,836
Centerra Gold, Inc.	2,301,200	46,272,804
China Gold International Resources Corp. Ltd. (a)	90,000	393,776
Colossus Minerals, Inc. (a)	1,436,100	10,172,345
Corvus Gold, Inc. (a)	138,350	131,409
Detour Gold Corp. (a)	618,000	16,954,176
Detour Gold Corp. (a)(e)	785,900	21,560,334
Eldorado Gold Corp.	7,576,013	115,747,299
European Goldfields Ltd.	1,906,700	25,200,461
Exeter Resource Corp. (a)	238,000	791,209
Extorre Gold Mines Ltd. (a)	423,000	3,205,679
Extorre Gold Mines Ltd. (e)	61,300	464,558
Franco-Nevada Corp.	1,834,900	81,060,807
Gabriel Resources Ltd. (a)	595,000	3,637,397
Goldcorp, Inc.	11,004,100	533,387,239
Gran Colombia Gold Corp. (a)(d)	1,665,000	874,855
Great Basin Gold Ltd. (a)(d)	5,972,900	5,190,415
Guyana Goldfields, Inc. (a)	1,093,000	6,206,901
Guyana Goldfields, Inc. (a)(e)	155,000	880,210
IAMGOLD Corp.	5,133,200	77,595,788
International Minerals Corp.:
(Canada) (a)	157,100	893,723
(Switzerland) (a)	15,000	84,549
International Tower Hill Mines Ltd. (a)	546,700	2,773,136
Keegan Resources, Inc. (a)	30,000	146,112
Kinross Gold Corp.	15,857,091	175,451,065
Kinross Gold Corp. warrants 9/17/14 (a)	375,441	371,780
Kirkland Lake Gold, Inc. (a)	859,500	14,434,285
Lake Shore Gold Corp. (a)	3,196,600	4,974,247
Nevsun Resources Ltd.	50,000	206,639
New Gold, Inc. (a)	6,312,455	73,735,139
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	14,796
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Novagold Resources, Inc. (a)(d)	2,955,000	$ 24,454,555
OceanaGold Corp. (a)	1,455,000	3,690,244
Orezone Gold Corp. (a)	80,000	227,959
Osisko Mining Corp. (a)	2,477,000	31,386,429
Osisko Mining Corp. (a)(e)	3,000,000	38,013,439
Pilot Gold, Inc. (a)	91,250	165,968
Premier Gold Mines Ltd. (a)	2,026,800	11,448,302
Primero Mining Corp. (a)	534,300	1,511,686
Queenston Mining, Inc. (a)	215,000	1,031,930
Rainy River Resources Ltd. (a)	690,000	5,319,759
Richmont Mines, Inc. (a)	20,000	204,517
Riva Gold Corp. (a)	10,000	3,132
Romarco Minerals, Inc. (a)	7,795,500	8,507,189
Romarco Minerals, Inc. (a)(e)	5,900,000	6,438,640
Rubicon Minerals Corp. (a)	2,581,352	9,416,138
San Gold Corp. (a)	4,674,400	7,982,353
Seabridge Gold, Inc. (a)	601,905	14,241,073
SEMAFO, Inc.	4,590,000	30,796,342
Sulliden Gold Corp. Ltd. (a)	10,000	15,561
Teranga Gold Corp. CDI unit (a)	3,410,974	8,851,362
Torex Gold Resources, Inc. (a)	5,356,000	12,555,873
Yamana Gold, Inc.	9,938,100	172,522,162
		2,395,953,607
Precious Metals & Minerals - 0.8%
Chesapeake Gold Corp. (a)	6,000	58,748
Dalradian Resources, Inc. (a)	41,000	72,500
Fortuna Mines, Inc. (a)	20,000	139,847
Orko Silver Corp. (a)	416,000	882,736
Pan American Silver Corp.	224,487	5,623,399
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	1,140,953
Pretium Resources, Inc. (a)	10,000	179,356
Pretium Resources, Inc. (f)	450,000	8,071,035
Pretium Resources, Inc. warrants 4/8/12 (a)(f)	225,000	1,175,416
Silver Wheaton Corp.	347,100	13,285,654
Silvercorp Metals, Inc.	75,000	550,952
Tahoe Resources, Inc. (a)	185,500	3,958,733
Wildcat Silver Corp. (a)	30,000	63,053
		35,202,382
TOTAL METALS & MINING		2,440,265,871

	Shares	Value
China - 2.3%
METALS & MINING - 2.3%
Gold - 2.3%
Zhaojin Mining Industry Co. Ltd. (H Shares)	9,084,150	$ 18,739,624
Zijin Mining Group Co. Ltd. (H Shares)	173,566,000	83,246,157
		101,985,781
Japan - 0.0%
SPECIALTY RETAIL - 0.0%
Specialty Stores - 0.0%
Tsutsumi Jewelry Co. Ltd.	5,100	133,374
Peru - 2.1%
METALS & MINING - 2.1%
Gold - 2.1%
Compania de Minas Buenaventura SA sponsored ADR	2,327,500	93,402,575
South Africa - 10.3%
METALS & MINING - 10.3%
Gold - 10.3%
AngloGold Ashanti Ltd. sponsored ADR	5,262,952	223,412,312
Gold Fields Ltd.	55,000	853,025
Gold Fields Ltd. sponsored ADR	9,726,026	149,489,020
Harmony Gold Mining Co. Ltd.	1,484,000	19,106,926
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	4,381,800	55,736,496
		448,597,779
United Kingdom - 0.8%
METALS & MINING - 0.8%
Gold - 0.8%
African Barrick Gold Ltd.	1,445,600	10,808,404
Avocet Mining PLC	10,000	35,753
Patagonia Gold PLC (a)	160,000	97,993
Petropavlovsk PLC	2,195,929	25,099,245
		36,041,395
United States of America - 11.4%
METALS & MINING - 11.3%
Gold - 11.2%
Allied Nevada Gold Corp. (a)	1,245,100	42,843,891
Allied Nevada Gold Corp. (Canada) (a)	20,000	690,547
Newmont Mining Corp.	6,572,150	390,385,710
Royal Gold, Inc. (d)	768,113	53,345,448
		487,265,596
Precious Metals & Minerals - 0.1%
Coeur d'Alene Mines Corp. (a)	10,000	284,400
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Gold Resource Corp. (d)	30,000	$ 733,500
McEwen Mining, Inc. (a)(d)	730,100	3,818,423
		4,836,323
TOTAL METALS & MINING		492,101,919
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Alpha Natural Resources, Inc. (a)	228,300	4,237,248
TOTAL UNITED STATES OF AMERICA		496,339,167
TOTAL COMMON STOCKS (Cost $3,324,595,054)		4,317,569,557
Commodities - 1.0%
	Troy Ounces
Gold Bullion (a) (Cost $26,325,850)	25,500	43,131,465
Money Market Funds - 13.7%

Fidelity Cash Central Fund, 0.12% (b)	22,033,943	22,033,943
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	577,742,949	577,742,949
TOTAL MONEY MARKET FUNDS (Cost $599,776,892)		599,776,892
TOTAL INVESTMENT PORTFOLIO - 113.4% (Cost $3,950,697,796)	4,960,477,914
NET OTHER ASSETS (LIABILITIES) - (13.4)%	(584,968,362)
NET ASSETS - 100%	$ 4,375,509,552
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $84,384,759 or 1.9% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,246,451 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 4,344,586
Pretium Resources, Inc. warrants 4/8/12	3/31/11	$ 296,025
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,481
Fidelity Securities Lending Cash Central Fund	717,855
Total	$ 740,336
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 26,107,166	$ 55,875,145	$ 40,620,000	$ -	$ 43,125,922
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 4,317,569,557	$ 4,296,395,395	$ 21,100,904	$ 73,258
Commodities	43,131,465	43,131,465	-	-
Money Market Funds	599,776,892	599,776,892	-	-
Total Investments in Securities:	$ 4,960,477,914	$ 4,939,303,752	$ 21,100,904	$ 73,258
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(44,374)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	117,632
Transfers out of Level 3	-
Ending Balance	$ 73,258
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (44,374)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Consolidated Statement of Operations.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $535,479,046) - See accompanying schedule: Unaffiliated issuers (cost $3,324,595,054)	$ 4,317,569,557
Fidelity Central Funds (cost $599,776,892)	599,776,892
Commodities (cost $26,325,850)	43,131,465
Total Investments (cost $3,950,697,796)		$ 4,960,477,914
Cash		6,070
Receivable for investments sold Regular delivery		1,753,475
Delayed delivery		1,979,437
Receivable for fund shares sold		6,465,997
Dividends receivable		2,191,884
Distributions receivable from Fidelity Central Funds		44,216
Prepaid expenses		8,389
Other receivables		10,597
Total assets		4,972,937,979

Liabilities
Payable for investments purchased	$ 9,398,938
Payable for fund shares redeemed	6,853,717
Accrued management fee	2,063,356
Distribution and service plan fees payable	125,405
Other affiliated payables	1,156,454
Other payables and accrued expenses	87,608
Collateral on securities loaned, at value	577,742,949
Total liabilities		597,428,427

Net Assets		$ 4,375,509,552
Net Assets consist of:
Paid in capital		$ 3,692,368,794
Accumulated net investment loss		(30,304,890)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(296,343,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,009,789,458
Net Assets		$ 4,375,509,552

Consolidated Statement of Assets and Liabilities -
continued

February 29, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($152,969,349 ÷ 3,371,365 shares)	$ 45.37

Maximum offering price per share (100/94.25 of $45.37)	$ 48.14
Class T: Net Asset Value and redemption price per share ($40,663,537 ÷ 902,904 shares)	$ 45.04

Maximum offering price per share (100/96.50 of $45.04)	$ 46.67
Class B: Net Asset Value and offering price per share ($20,893,998 ÷ 472,311 shares)A	$ 44.24

Class C: Net Asset Value and offering price per share ($67,995,613 ÷ 1,543,490 shares)A	$ 44.05

Gold: Net Asset Value, offering price and redemption price per share ($3,924,438,986 ÷ 85,394,874 shares)	$ 45.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($168,548,069 ÷ 3,674,347 shares)	$ 45.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 38,009,925
Interest		6
Income from Fidelity Central Funds		740,336
Total income		38,750,267

Expenses
Management fee	$ 25,411,280
Transfer agent fees	12,523,829
Distribution and service plan fees	1,573,273
Accounting and security lending fees	1,580,157
Custodian fees and expenses	426,402
Independent trustees' compensation	26,914
Registration fees	210,059
Audit	35,272
Legal	15,466
Interest	2,740
Miscellaneous	44,874
Total expenses before reductions	41,850,266
Expense reductions	(188,884)	41,661,382
Net investment income (loss)		(2,911,115)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	73,143,949
Commodities	(3,419,750)
Foreign currency transactions	(249,291)
Total net realized gain (loss)		69,474,908
Change in net unrealized appreciation (depreciation) on: Investments	(369,226,287)
Assets and liabilities in foreign currencies	25,359
Commodities	5,290,565
Total change in net unrealized appreciation (depreciation)		(363,910,363)
Net gain (loss)		(294,435,455)
Net increase (decrease) in net assets resulting from operations		$ (297,346,570)

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,911,115)	$ (16,366,924)
Net realized gain (loss)	69,474,908	401,575,169
Change in net unrealized appreciation (depreciation)	(363,910,363)	806,517,405
Net increase (decrease) in net assets resulting from operations	(297,346,570)	1,191,725,650
Distributions to shareholders from net realized gain	(238,750,097)	(403,524,767)
Share transactions - net increase (decrease)	229,358,064	849,828,502
Redemption fees	461,104	423,645
Total increase (decrease) in net assets	(306,277,499)	1,638,453,030

Net Assets
Beginning of period	4,681,787,051	3,043,334,021
End of period (including accumulated net investment loss of $30,304,890 and accumulated net investment loss of $1,236, respectively)	$ 4,375,509,552	$ 4,681,787,051

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.92	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Income from Investment Operations
Net investment income (loss) C	(.13)	(.30)	(.25)	(.15)	(.15)
Net realized and unrealized gain (loss)	(2.83)	15.28	11.00	(15.44)	15.00
Total from investment operations	(2.96)	14.98	10.75	(15.59)	14.85
Distributions from net investment income	-	-	-	-	(.19)
Distributions from net realized gain	(2.59)	(4.57)	(.71)	(.17)	(5.01)
Total distributions	(2.59)	(4.57)	(.71)	(.17)	(5.20)
Redemption fees added to paid in capital C	- H	.01	.01	.02	.01
Net asset value, end of period	$ 45.37	$ 50.92	$ 40.50	$ 30.45	$ 46.19
Total Return A,B	(6.24)%	36.99%	35.19%	(33.81) %	44.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.16%	1.21%	1.21%	1.17%
Expenses net of fee waivers, if any	1.14%	1.15%	1.19%	1.19%	1.17%
Expenses net of all reductions	1.14%	1.14%	1.17%	1.15%	1.13%
Net investment income (loss)	(.28)%	(.63)%	(.63)%	(.45)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,969	$ 149,178	$ 82,413	$ 39,144	$ 26,620
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.68	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Income from Investment Operations
Net investment income (loss) C	(.27)	(.43)	(.36)	(.24)	(.25)
Net realized and unrealized gain (loss)	(2.80)	15.21	10.96	(15.42)	15.05
Total from investment operations	(3.07)	14.78	10.60	(15.66)	14.80
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	(2.57)	(4.45)	(.63)	(.17)	(4.97)
Total distributions	(2.57)	(4.45)	(.63)	(.17)	(5.13)
Redemption fees added to paid in capital C	- H	.01	.01	.02	.01
Net asset value, end of period	$ 45.04	$ 50.68	$ 40.34	$ 30.36	$ 46.17
Total Return A,B	(6.49)%	36.62%	34.79%	(33.98) %	44.45%
Ratios to Average Net Assets D,F
Expenses before reductions	1.43%	1.44%	1.51%	1.47%	1.43%
Expenses net of fee waivers, if any	1.42%	1.42%	1.49%	1.45%	1.43%
Expenses net of all reductions	1.42%	1.42%	1.47%	1.41%	1.39%
Net investment income (loss)	(.57)%	(.90)%	(.93)%	(.71)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,664	$ 45,846	$ 26,256	$ 15,284	$ 11,334
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.02	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Income from Investment Operations
Net investment income (loss) C	(.49)	(.66)	(.55)	(.40)	(.45)
Net realized and unrealized gain (loss)	(2.76)	15.02	10.84	(15.34)	14.95
Total from investment operations	(3.25)	14.36	10.29	(15.74)	14.50
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	(2.53)	(4.21)	(.51)	(.17)	(4.84)
Total distributions	(2.53)	(4.21)	(.51)	(.17)	(5.00)
Redemption fees added to paid in capital C	- H	- H	.01	.02	.01
Net asset value, end of period	$ 44.24	$ 50.02	$ 39.87	$ 30.08	$ 45.97
Total Return A,B	(6.95)%	35.97%	34.12%	(34.30)%	43.53%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	2.00%	1.97%	1.93%
Expenses net of fee waivers, if any	1.90%	1.92%	1.98%	1.95%	1.93%
Expenses net of all reductions	1.90%	1.91%	1.96%	1.89%	1.90%
Net investment income (loss)	(1.04)%	(1.39)%	(1.42)%	(1.20)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,894	$ 26,837	$ 18,340	$ 8,421	$ 6,869
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 49.81	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Income from Investment Operations
Net investment income (loss) C	(.47)	(.64)	(.53)	(.39)	(.45)
Net realized and unrealized gain (loss)	(2.76)	14.98	10.80	(15.30)	14.91
Total from investment operations	(3.23)	14.34	10.27	(15.69)	14.46
Distributions from net investment income	-	-	-	-	(.17)
Distributions from net realized gain	(2.53)	(4.28)	(.53)	(.17)	(4.89)
Total distributions	(2.53)	(4.28)	(.53)	(.17)	(5.06)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 44.05	$ 49.81	$ 39.75	$ 30.00	$ 45.85
Total Return A,B	(6.93)%	36.01%	34.15%	(34.30)%	43.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.87%	1.89%	1.97%	1.97%	1.92%
Expenses net of fee waivers, if any	1.87%	1.88%	1.95%	1.95%	1.92%
Expenses net of all reductions	1.87%	1.87%	1.93%	1.89%	1.89%
Net investment income (loss)	(1.01)%	(1.35)%	(1.39)%	(1.20)%	(1.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,996	$ 72,431	$ 38,624	$ 17,544	$ 10,835
Portfolio turnover rate E	22%	35%	46%	42%	55%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 51.44	$ 40.85	$ 30.67	$ 46.37	$ 36.54
Income from Investment Operations
Net investment income (loss) B	(.02)	(.18)	(.16)	(.04)	(.02)
Net realized and unrealized gain (loss)	(2.85)	15.43	11.10	(15.51)	15.05
Total from investment operations	(2.87)	15.25	10.94	(15.55)	15.03
Distributions from net investment income	-	-	-	-	(.18)
Distributions from net realized gain	(2.61)	(4.67)	(.77)	(.17)	(5.03)
Total distributions	(2.61)	(4.67)	(.77)	(.17)	(5.21)
Redemption fees added to paid in capital B	- G	.01	.01	.02	.01
Net asset value, end of period	$ 45.96	$ 51.44	$ 40.85	$ 30.67	$ 46.37
Total Return A	(6.00)%	37.35%	35.52%	(33.59) %	45.10%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.91%	.98%	.89%	.85%
Expenses net of fee waivers, if any	.89%	.90%	.96%	.87%	.85%
Expenses net of all reductions	.89%	.89%	.94%	.86%	.81%
Net investment income (loss)	(.03)%	(.37)%	(.40)%	(.13)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,924,439	$ 4,250,249	$ 2,839,664	$ 1,881,600	$ 2,381,114
Portfolio turnover rate D	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 51.32	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Income from Investment Operations
Net investment income (loss) B	.02	(.15)	(.15)	(.05)	(.01)
Net realized and unrealized gain (loss)	(2.85)	15.41	11.08	(15.49)	15.03
Total from investment operations	(2.83)	15.26	10.93	(15.54)	15.02
Distributions from net investment income	-	-	-	-	(.19)
Distributions from net realized gain	(2.62)	(4.72)	(.82)	(.17)	(5.04)
Total distributions	(2.62)	(4.72)	(.82)	(.17)	(5.23)
Redemption fees added to paid in capital B	- G	.01	.01	.02	.01
Net asset value, end of period	$ 45.87	$ 51.32	$ 40.77	$ 30.65	$ 46.34
Total Return A	(5.94)%	37.45%	35.50%	(33.59)%	45.10%
Ratios to Average Net Assets C,E
Expenses before reductions	.82%	.85%	.95%	.91%	.83%
Expenses net of fee waivers, if any	.81%	.84%	.93%	.89%	.83%
Expenses net of all reductions	.81%	.83%	.91%	.86%	.79%
Net investment income (loss)	.04%	(.31)%	(.37)%	(.14)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 168,548	$ 137,246	$ 38,037	$ 6,070	$ 3,174
Portfolio turnover rate D	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 29, 2012

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary

The Fund invests in certain precious metals through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 29, 2012, the Fund held $43,125,922 in the Subsidiary, representing 1.0% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Consolidated Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Consolidated Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's consolidated financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 978,179,807
Gross unrealized depreciation	(267,966,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ 710,213,695

Tax Cost	$ 4,250,258,676

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 710,223,035

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 158,364,329	$ 183,285,077
Long-term Capital Gains	80,385,768	220,239,690
Total	$ 238,750,097	$ 403,524,767

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

Annual Report

Notes to Consolidated Financial Statements - continued

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,031,786,123 and $1,013,560,327, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its net assets. Under the management contract, FMR pays all other expenses of the Subsidiary, except custodian fees.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 392,212	$ 18,344
Class T	.25%	.25%	220,956	449
Class B	.75%	.25%	241,049	180,787
Class C	.75%	.25%	719,056	161,254
			$ 1,573,273	$ 360,834

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 116,881
Class T	23,072
Class B*	51,658
Class C*	20,316
$ 211,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 435,931.28
Class T	138,519.31
Class B	70,547.29
Class C	187,586.26
Gold	11,373,521.28
Institutional Class	317,725.20
	$ 12,523,829

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,078 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,492,839.34%		$ 2,740

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,449 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $550,125. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $717,855, including $30,644 from securities loaned to FCM.

10. Expense Reductions.

FMR has contractually agreed to waive the Fund's management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund's management fee by $103,814. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $83,909 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,161.

Annual Report

Notes to Consolidated Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net realized gain
Class A	$ 7,834,928	$ 11,944,959
Class T	2,382,367	3,497,337
Class B	1,303,107	2,159,100
Class C	3,798,844	5,735,528
Gold	215,607,839	369,777,197
Institutional Class	7,823,012	10,410,646
Total	$ 238,750,097	$ 403,524,767

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 29, 2012	Year ended February 28, 2011
Class A
Shares sold	1,589,102	1,813,814	$ 76,690,664	$ 88,297,648
Reinvestment of distributions	145,713	211,919	7,265,756	10,924,421
Shares redeemed	(1,293,053)	(1,131,112)	(61,867,749)	(54,494,300)
Net increase (decrease)	441,762	894,621	$ 22,088,671	$ 44,727,769
Class T
Shares sold	326,122	503,427	$ 15,663,258	$ 24,561,424
Reinvestment of distributions	46,446	65,695	2,308,310	3,372,922
Shares redeemed	(374,234)	(315,455)	(17,626,829)	(15,070,272)
Net increase (decrease)	(1,666)	253,667	$ 344,739	$ 12,864,074
Class B
Shares sold	55,740	147,555	$ 2,638,278	$ 6,862,473
Reinvestment of distributions	22,881	37,199	1,122,370	1,885,064
Shares redeemed	(142,844)	(108,197)	(6,672,300)	(5,152,463)
Net increase (decrease)	(64,223)	76,557	$ (2,911,652)	$ 3,595,074
Class C
Shares sold	510,073	736,040	$ 24,191,165	$ 34,773,958
Reinvestment of distributions	63,636	91,950	3,100,723	4,652,354
Shares redeemed	(484,293)	(345,478)	(22,585,009)	(16,458,498)
Net increase (decrease)	89,416	482,512	$ 4,706,879	$ 22,967,814
Gold
Shares sold	30,555,727	38,551,839	$ 1,483,101,053	$ 1,893,619,015
Reinvestment of distributions	4,125,294	6,874,054	208,463,091	357,359,018
Shares redeemed	(31,912,749)	(32,315,161)	(1,536,990,789)	(1,572,262,287)
Net increase (decrease)	2,768,272	13,110,732	$ 154,573,355	$ 678,715,746
Institutional Class
Shares sold	1,664,357	2,014,694	$ 81,430,250	$ 99,860,479
Reinvestment of distributions	146,226	184,813	7,344,695	9,641,424
Shares redeemed	(810,698)	(457,947)	(38,218,873)	(22,543,878)
Net increase (decrease)	999,885	1,741,560	$ 50,556,072	$ 86,958,025

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-5.55%	6.81%	12.66%
Class T (incl. 3.50% sales charge) B	-3.59%	7.01%	12.74%
Class B (incl. contingent deferred sales charge) C	-5.52%	6.95%	12.85%
Class C (incl. contingent deferred sales charge) D	-1.54%	7.26%	12.85%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 28, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 0.21%, -0.09%, -0.57% and -0.55%, respectively (excluding sales charges), outpacing the -1.82% return of the MSCI® U.S. IM Materials 25/50 Index but trailing the S&P 500®. Versus the MSCI index, the fund's performance particularly benefited from an overweighting and security selection in specialty chemicals. Another factor that helped was underweighting and eventually eliminating our stake in aluminum companies. An underweighting and solid picks in the steel industry also lifted the fund's result. At the individual stock level, minimizing exposure to weak-performing index component and aluminum producer Alcoa, which I sold in April, was beneficial. Other index components that bolstered relative performance because I underweighted them included Freeport-McMoRan Copper & Gold and Cliffs Natural Resources, a producer of iron ore and metallurgical coal. Additionally, overweighting specialty chemical supplier W.R. Grace was rewarding in view of the stock's gain of almost 50% during the period. Another contributor from the specialty chemical group was Netherlands-based LyondellBasell Industries, the world's largest maker of polypropylene plastic. Conversely, not owning stocks from the strong-performing paper products group curbed the fund's performance, given its gain of more than 16% in the MSCI index, and positioning in diversified chemicals also hurt. Among individual holdings, underweighting agricultural chemicals provider and major benchmark component Monsanto for much of the year hampered the fund, in view of the stock's high single-digit gain. In the second half of the year, I added to the fund's holdings here, increasing our position to an overweighting and making Monsanto the fund's second-largest holding by period end. Despite being a relative detractor, Monsanto was the fund's largest contributor in absolute terms. Avoiding two other strong-performing index components, International Paper and engine-oil additives maker Lubrizol, worked against us as well. Also weighing on performance was an out-of-benchmark stake in Ivanhoe Mines, a Canadian junior mining company that was hurt by lackluster copper demand from China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.13%
Actual		$ 1,000.00	$ 1,090.50	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.67
Class T	1.41%
Actual		$ 1,000.00	$ 1,088.90	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class B	1.90%
Actual		$ 1,000.00	$ 1,086.40	$ 9.86
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.52
Class C	1.89%
Actual		$ 1,000.00	$ 1,086.50	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.47
Materials	.85%
Actual		$ 1,000.00	$ 1,092.10	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,092.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.1	8.5
Monsanto Co.	6.6	3.3
Air Products & Chemicals, Inc.	5.2	3.4
Dow Chemical Co.	5.1	6.6
Newmont Mining Corp.	4.6	6.1
The Mosaic Co.	3.9	4.2
Ecolab, Inc.	3.8	2.6
LyondellBasell Industries NV Class A	3.5	2.8
Freeport-McMoRan Copper & Gold, Inc.	2.7	4.1
Ball Corp.	2.6	2.6
	46.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Chemicals	65.0%
Metals & Mining	20.1%
Containers & Packaging	8.0%
Food Products	1.0%
Electrical Equipment	0.6%
All Others*	5.3%

As of August 31, 2011
Chemicals	61.2%
Metals & Mining	24.5%
Containers & Packaging	6.7%
Food Products	1.3%
Electrical Equipment	0.7%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
CHEMICALS - 65.0%
Commodity Chemicals - 2.0%
Arkema SA	136,801	$ 12,534,900
Georgia Gulf Corp. (a)	78,518	2,532,991
Westlake Chemical Corp. (d)	215,670	12,989,804
		28,057,695
Diversified Chemicals - 20.5%
Akzo Nobel NV	125,082	7,094,453
BASF AG	131,323	11,529,106
Cabot Corp.	175,964	7,128,302
Dow Chemical Co.	2,181,179	73,091,308
E.I. du Pont de Nemours & Co.	2,281,017	115,989,715
Eastman Chemical Co.	582,700	31,541,551
Lanxess AG	96,293	7,196,594
Olin Corp.	390,600	8,214,318
PPG Industries, Inc.	356,576	32,537,560
		294,322,907
Fertilizers & Agricultural Chemicals - 14.2%
CF Industries Holdings, Inc.	184,424	34,302,864
Israel Chemicals Ltd.	659,400	6,990,414
Monsanto Co.	1,226,996	94,944,950
Rentech Nitrogen Partners LP	473,455	11,713,277
The Mosaic Co.	964,895	55,722,686
		203,674,191
Industrial Gases - 5.2%
Air Products & Chemicals, Inc.	829,276	74,833,866
Specialty Chemicals - 23.1%
Albemarle Corp.	304,323	20,243,566
Ashland, Inc.	373,983	23,770,359
Celanese Corp. Class A	496,966	23,640,673
Cytec Industries, Inc.	170,146	10,116,881
Ecolab, Inc.	917,474	55,048,440
H.B. Fuller Co.	225,759	6,802,119
Innophos Holdings, Inc.	235,013	11,839,955
Kraton Performance Polymers, Inc. (a)	358,939	9,974,915
LyondellBasell Industries NV Class A	1,164,006	50,261,779
OMNOVA Solutions, Inc. (a)	833,132	4,248,973
Rockwood Holdings, Inc. (a)	350,432	18,660,504
Sherwin-Williams Co.	327,147	33,745,213
Sigma Aldrich Corp.	365,082	26,209,237
W.R. Grace & Co. (a)	633,696	36,095,324
		330,657,938
TOTAL CHEMICALS		931,546,597
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Environmental & Facility Services - 0.3%
Swisher Hygiene, Inc.	262,171	773,404

	Shares	Value
Swisher Hygiene, Inc. (Canada) (a)(d)	1,197,867	$ 3,533,711
		4,307,115
CONTAINERS & PACKAGING - 8.0%
Metal & Glass Containers - 4.6%
Aptargroup, Inc.	395,300	20,863,934
Ball Corp.	935,292	37,486,503
Silgan Holdings, Inc.	190,100	8,083,052
		66,433,489
Paper Packaging - 3.4%
Rock-Tenn Co. Class A	510,625	35,993,956
Sealed Air Corp.	636,608	12,496,615
		48,490,571
TOTAL CONTAINERS & PACKAGING		114,924,060
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
GrafTech International Ltd. (a)	707,387	8,990,889
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Archer Daniels Midland Co.	477,228	14,889,514
METALS & MINING - 20.1%
Diversified Metals & Mining - 7.5%
Copper Mountain Mining Corp. (a)	1,760,700	9,091,272
First Quantum Minerals Ltd.	1,145,100	26,196,195
Freeport-McMoRan Copper & Gold, Inc.	916,848	39,021,051
Horsehead Holding Corp. (a)	225,200	2,567,280
HudBay Minerals, Inc.	357,700	4,311,990
Ivanhoe Mines Ltd. (a)	1,201,100	20,838,566
Walter Energy, Inc.	89,208	5,783,355
		107,809,709
Gold - 6.1%
Goldcorp, Inc.	297,400	14,415,478
Newcrest Mining Ltd.	184,109	6,611,599
Newmont Mining Corp.	1,106,386	65,719,328
		86,746,405
Precious Metals & Minerals - 0.3%
African Minerals Ltd. (a)	529,923	4,843,044
Steel - 6.2%
ArcelorMittal SA Class A unit	334,684	7,061,832
Carpenter Technology Corp.	296,655	15,218,402
Fortescue Metals Group Ltd.	1,267,931	7,572,985
Haynes International, Inc.	189,684	12,005,100
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Nucor Corp.	788,165	$ 34,308,822
Reliance Steel & Aluminum Co.	228,082	12,252,565
		88,419,706
TOTAL METALS & MINING		287,818,864
TOTAL COMMON STOCKS (Cost $1,130,562,901)		1,362,477,039
Convertible Bonds - 0.6%
	Principal Amount
BUILDING PRODUCTS - 0.6%
Building Products - 0.6%
Aspen Aerogels, Inc. 8% 6/1/14 (f) (Cost $7,861,200)	$ 7,861,200	7,861,200
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 0.01% to 0.08% 3/1/12 to 5/24/12 (e) (Cost $2,849,818)	2,850,000	2,849,822
Money Market Funds - 4.9%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	61,106,071	61,106,071
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	9,733,681	9,733,681
TOTAL MONEY MARKET FUNDS (Cost $70,839,752)		70,839,752
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,212,113,671)	1,444,027,813
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(9,702,050)
NET ASSETS - 100%	$ 1,434,325,763
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
350 CME E-mini S&P Select Sector Materials Index Contracts	March 2012	$ 13,629,000	1,161,335

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,900,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,237
Fidelity Securities Lending Cash Central Fund	444,343
Total	$ 492,580
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,362,477,039	$ 1,362,477,039	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
U.S. Treasury Obligations	2,849,822	-	2,849,822	-
Money Market Funds	70,839,752	70,839,752	-	-
Total Investments in Securities:	$ 1,444,027,813	$ 1,433,316,791	$ 2,849,822	$ 7,861,200
Derivative Instruments:
Assets
Futures Contracts	$ 1,161,335	$ 1,161,335	$ -	$ -
The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	7,861,200
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 7,861,200
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Derivative Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,161,335	$ -
Total Value of Derivatives	$ 1,161,335	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	5.2%
Netherlands	4.0%
Germany	1.3%
Australia	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $9,256,655) - See accompanying schedule: Unaffiliated issuers (cost $1,141,273,919)	$ 1,373,188,061
Fidelity Central Funds (cost $70,839,752)	70,839,752
Total Investments (cost $1,212,113,671)		$ 1,444,027,813
Receivable for investments sold		8,155,733
Receivable for fund shares sold		5,455,175
Dividends receivable		1,944,276
Interest receivable		469,925
Distributions receivable from Fidelity Central Funds		10,695
Prepaid expenses		3,388
Other receivables		8,326
Total assets		1,460,075,331

Liabilities
Payable for investments purchased	$ 11,605,280
Payable for fund shares redeemed	3,052,464
Accrued management fee	661,897
Distribution and service plan fees payable	102,186
Payable for daily variation margin on futures contracts	245,000
Other affiliated payables	306,770
Other payables and accrued expenses	42,290
Collateral on securities loaned, at value	9,733,681
Total liabilities		25,749,568

Net Assets		$ 1,434,325,763
Net Assets consist of:
Paid in capital		$ 1,204,629,224
Undistributed net investment income		797,816
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,176,754)
Net unrealized appreciation (depreciation) on investments		233,075,477
Net Assets		$ 1,434,325,763

Statement of Assets and Liabilities - continued

February 29, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,781,479 ÷ 2,279,140 shares)	$ 69.23

Maximum offering price per share (100/94.25 of $69.23)	$ 73.45
Class T: Net Asset Value and redemption price per share ($28,290,262 ÷ 410,520 shares)	$ 68.91

Maximum offering price per share (100/96.50 of $68.91)	$ 71.41
Class B: Net Asset Value and offering price per share ($11,039,672 ÷ 162,039 shares)A	$ 68.13

Class C: Net Asset Value and offering price per share ($58,296,470 ÷ 857,612 shares)A	$ 67.98

Materials: Net Asset Value, offering price and redemption price per share ($1,089,618,749 ÷ 15,698,552 shares)	$ 69.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($89,299,131 ÷ 1,287,694 shares)	$ 69.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 23,048,131
Interest		470,114
Income from Fidelity Central Funds		492,580
Total income		24,010,825

Expenses
Management fee	$ 7,696,020
Transfer agent fees	3,346,774
Distribution and service plan fees	1,147,958
Accounting and security lending fees	446,822
Custodian fees and expenses	50,223
Independent trustees' compensation	8,074
Registration fees	161,444
Audit	50,671
Legal	6,429
Interest	103
Miscellaneous	11,907
Total expenses before reductions	12,926,425
Expense reductions	(83,853)	12,842,572
Net investment income (loss)		11,168,253
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,413,700
Foreign currency transactions	(254,748)
Futures contracts	721,846
Total net realized gain (loss)		34,880,798
Change in net unrealized appreciation (depreciation) on: Investment securities	(67,003,496)
Assets and liabilities in foreign currencies	278
Futures contracts	1,161,335
Total change in net unrealized appreciation (depreciation)		(65,841,883)
Net gain (loss)		(30,961,085)
Net increase (decrease) in net assets resulting from operations		$ (19,792,832)

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,168,253	$ 18,226,863
Net realized gain (loss)	34,880,798	5,250,878
Change in net unrealized appreciation (depreciation)	(65,841,883)	249,900,447
Net increase (decrease) in net assets resulting from operations	(19,792,832)	273,378,188
Distributions to shareholders from net investment income	(9,840,737)	(18,392,042)
Distributions to shareholders from net realized gain	(7,461,289)	(379,797)
Total distributions	(17,302,026)	(18,771,839)
Share transactions - net increase (decrease)	(18,941,790)	520,343,234
Redemption fees	99,276	97,765
Total increase (decrease) in net assets	(55,937,372)	775,047,348

Net Assets
Beginning of period	1,490,263,135	715,215,787
End of period (including undistributed net investment income of $797,816 and distributions in excess of net investment income of $22,442, respectively)	$ 1,434,325,763	$ 1,490,263,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 69.96	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Income from Investment Operations
Net investment income (loss) C	.40	1.08 F	.30 G	.22	.46
Net realized and unrealized gain (loss)	(.35)	17.40	24.90	(29.46)	8.05
Total from investment operations	.05	18.48	25.20	(29.24)	8.51
Distributions from net investment income	(.40)	(1.06)	(.32)	(.12)	(.32)
Distributions from net realized gain	(.38)	(.01)	-	-	(2.21)
Total distributions	(.78)	(1.07)	(.32)	(.12)	(2.53) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 69.23	$ 69.96	$ 52.54	$ 27.65	$ 57.00
Total Return A,B	.21%	35.33%	91.25%	(51.30)%	16.79%
Ratios to Average Net Assets D,H
Expenses before reductions	1.13%	1.16%	1.23%	1.21%	1.21%
Expenses net of fee waivers, if any	1.13%	1.16%	1.23%	1.21%	1.21%
Expenses net of all reductions	1.13%	1.15%	1.22%	1.20%	1.21%
Net investment income (loss)	.61%	1.81% F	.65% G	.47%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,781	$ 124,160	$ 52,352	$ 10,796	$ 12,522
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..41%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.53 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 69.68	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.21	.90 F	.16 G	.10	.32
Net realized and unrealized gain (loss)	(.35)	17.34	24.81	(29.32)	8.00
Total from investment operations	(.14)	18.24	24.97	(29.22)	8.32
Distributions from net investment income	(.25)	(.92)	(.19)	(.03)	(.21)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.63)	(.92)	(.19)	(.03)	(2.42) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 68.91	$ 69.68	$ 52.35	$ 27.56	$ 56.80
Total Return A,B	(.09)%	34.98%	90.70%	(51.43)%	16.45%
Ratios to Average Net Assets D,H
Expenses before reductions	1.42%	1.44%	1.52%	1.46%	1.46%
Expenses net of fee waivers, if any	1.42%	1.44%	1.52%	1.46%	1.46%
Expenses net of all reductions	1.41%	1.43%	1.51%	1.46%	1.46%
Net investment income (loss)	.33%	1.54% F	.35% G	.22%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,290	$ 25,570	$ 14,712	$ 4,944	$ 6,850
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..14%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.42 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 68.95	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Income from Investment Operations
Net investment income (loss) C	(.11)	.60 F	(.07) G	(.12)	.04
Net realized and unrealized gain (loss)	(.33)	17.13	24.61	(29.13)	7.98
Total from investment operations	(.44)	17.73	24.54	(29.25)	8.02
Distributions from net investment income	-	(.65)	(.04)	-	(.04)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.38)	(.65)	(.04)	-	(2.25) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 68.13	$ 68.95	$ 51.86	$ 27.35	$ 56.59
Total Return A,B	(.57)%	34.29%	89.79%	(51.67)%	15.89%
Ratios to Average Net Assets D,H
Expenses before reductions	1.91%	1.93%	2.02%	1.95%	1.97%
Expenses net of fee waivers, if any	1.91%	1.93%	2.02%	1.95%	1.97%
Expenses net of all reductions	1.91%	1.92%	2.01%	1.95%	1.96%
Net investment income (loss)	(.17)%	1.04% F	(.15)% G	(.27)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,040	$ 13,507	$ 9,538	$ 2,601	$ 4,173
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36) %. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.25 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 68.78	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Income from Investment Operations
Net investment income (loss) C	(.10)	.61 F	(.06) G	(.13)	.04
Net realized and unrealized gain (loss)	(.32)	17.09	24.57	(29.07)	7.97
Total from investment operations	(.42)	17.70	24.51	(29.20)	8.01
Distributions from net investment income	-	(.72)	(.04)	-	(.12)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.38)	(.72)	(.04)	-	(2.33) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 67.98	$ 68.78	$ 51.79	$ 27.31	$ 56.50
Total Return A,B	(.55)%	34.29%	89.82%	(51.66)%	15.87%
Ratios to Average Net Assets D,H
Expenses before reductions	1.89%	1.93%	2.01%	1.95%	1.96%
Expenses net of fee waivers, if any	1.89%	1.93%	2.01%	1.95%	1.96%
Expenses net of all reductions	1.89%	1.92%	2.00%	1.95%	1.96%
Net investment income (loss)	(.15)%	1.04% F	(.13)% G	(.27)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,296	$ 46,525	$ 20,469	$ 5,509	$ 8,743
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.33 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 70.11	$ 52.61	$ 27.66	$ 57.01	$ 50.92
Income from Investment Operations
Net investment income (loss) B	.60	1.25 E	.43 F	.38	.64
Net realized and unrealized gain (loss)	(.37)	17.43	24.91	(29.54)	8.01
Total from investment operations	.23	18.68	25.34	(29.16)	8.65
Distributions from net investment income	(.55)	(1.16)	(.40)	(.20)	(.36)
Distributions from net realized gain	(.38)	(.03)	-	-	(2.21)
Total distributions	(.93)	(1.19)	(.40)	(.20)	(2.57) K
Redemption fees added to paid in capital B	- J	.01	.01	.01	.01
Net asset value, end of period	$ 69.41	$ 70.11	$ 52.61	$ 27.66	$ 57.01
Total Return A	.49%	35.70%	91.77%	(51.15)%	17.10%
Ratios to Average Net Assets C,G
Expenses before reductions	.85%	.88%	.96%	.90%	.91%
Expenses net of fee waivers, if any	.85%	.88%	.96%	.90%	.90%
Expenses net of all reductions	.84%	.87%	.94%	.90%	.89%
Net investment income (loss)	.90%	2.10% E	.92% F	.78%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,089,619	$ 1,195,371	$ 604,475	$ 127,551	$ 353,185
Portfolio turnover rate D	94%	87%	104% H	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. F nvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $2.57 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 70.05	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.60	1.28 E	.46 F	.38	.64
Net realized and unrealized gain (loss)	(.36)	17.40	24.89	(29.53)	8.00
Total from investment operations	.24	18.68	25.35	(29.15)	8.64
Distributions from net investment income	(.56)	(1.19)	(.44)	(.20)	(.36)
Distributions from net realized gain	(.38)	(.03)	-	-	(2.21)
Total distributions	(.94)	(1.22)	(.44)	(.20)	(2.56) K
Redemption fees added to paid in capital B	- J	.01	.01	.01	.01
Net asset value, end of period	$ 69.35	$ 70.05	$ 52.58	$ 27.66	$ 57.00
Total Return A	.50%	35.73%	91.79%	(51.15)%	17.08%
Ratios to Average Net Assets C,G
Expenses before reductions	.84%	.86%	.94%	.90%	.89%
Expenses net of fee waivers, if any	.84%	.86%	.94%	.90%	.89%
Expenses net of all reductions	.83%	.85%	.93%	.90%	.89%
Net investment income (loss)	.91%	2.11% E	.94% F	.78%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,299	$ 85,130	$ 13,670	$ 719	$ 1,820
Portfolio turnover rate D	94%	87%	104% H	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $2.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 256,439,881
Gross unrealized depreciation	(31,121,651)
Net unrealized appreciation (depreciation) on securities and other investments	$ 225,318,230

Tax cost	$ 1,218,709,583

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 797,818
Undistributed long-term capital gain	$ 7,329,133
Net unrealized appreciation (depreciation)	$ 225,318,230

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 9,840,737	$ 18,771,839
Long-term Capital Gains	7,461,289	-
Total	$ 17,302,026	$ 18,771,839

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. At February 29, 2012 capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (5,392,414)
2017	(6,058,499)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (12,554,688)

Included in the $12,554,688 of the Fund's capital loss carryforwards are $12,554,688 of capital loss carryforwards that were acquired from Paper and Forest Products Portfolio when it merged into the fund on June 19, 2009 of which $5,392,414, $6,058,499, $1,022,988 and $80,787 will expire in fiscal 2016, 2017, 2018 and 2019, respectively. Under the Internal Revenue Code, the losses acquired from Paper and Forest Products Portfolio that will be available to offset future capital gains of the Fund will be limited. As a result, at least $8,806,047 of the losses acquired from Paper and Forest Products Portfolio will expire unused.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period.

During the period the Fund recognized net realized gain (loss) of $721,846 and a change in net unrealized appreciation (depreciation) of $1,161,335 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,278,026,047 and $1,301,355,608, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 358,959	$ 20,435
Class T	.25%	.25%	131,852	263
Class B	.75%	.25%	120,464	90,349
Class C	.75%	.25%	536,683	264,612
			$ 1,147,958	$ 375,659

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 172,504
Class T	15,873
Class B*	19,656
Class C*	21,433
$ 229,466

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,700.27
Class T	81,194.31
Class B	36,351.30
Class C	150,536.28
Materials	2,513,812.24
Institutional Class	176,181.23
	$ 3,346,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,641 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,119,500.36%		$ 103

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $444,343. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $82,394 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,459.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year Ended February 29, 2012	Year Ended February 28, 2011
From net investment income
Class A	$ 868,107	$ 1,422,379
Class T	100,314	289,521
Class B	-	122,322
Class C	-	341,974
Materials	8,266,851	15,509,343
Institutional Class	605,465	706,503
Total	$ 9,840,737	$ 18,392,042
From net realized gain
Class A	$ 816,536	$ 10,674
Class T	151,869	-
Class B	66,321	-
Class C	312,224	-
Materials	5,701,275	358,147
Institutional Class	413,064	10,976
Total	$ 7,461,289	$ 379,797

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 29, 2012	Year Ended February 28, 2011
Class A
Shares sold	1,406,389	1,281,666	$ 95,285,956	$ 79,405,808
Reinvestment of distributions	23,605	18,751	1,462,799	1,225,248
Shares redeemed	(925,476)	(522,145)	(60,145,567)	(29,567,388)
Net increase (decrease)	504,518	778,272	$ 36,603,188	$ 51,063,668
Class T
Shares sold	150,265	162,727	$ 10,197,019	$ 9,996,553
Reinvestment of distributions	3,964	4,298	244,682	280,166
Shares redeemed	(110,682)	(81,055)	(7,174,563)	(4,620,393)
Net increase (decrease)	43,547	85,970	$ 3,267,138	$ 5,656,326
Class B
Shares sold	35,651	78,978	$ 2,318,398	$ 4,548,346
Reinvestment of distributions	909	1,536	55,554	99,242
Shares redeemed	(70,403)	(68,559)	(4,524,937)	(3,840,777)
Net increase (decrease)	(33,843)	11,955	$ (2,150,985)	$ 806,811
Class C
Shares sold	456,374	420,386	$ 30,369,453	$ 26,286,596
Reinvestment of distributions	4,184	4,421	254,995	284,977
Shares redeemed	(279,339)	(143,652)	(17,740,501)	(7,964,201)
Net increase (decrease)	181,219	281,155	$ 12,883,947	$ 18,607,372
Materials
Shares sold	6,950,456	11,993,105	$ 471,314,225	$ 750,476,205
Reinvestment of distributions	214,200	229,147	13,299,700	14,963,249
Shares redeemed	(8,516,169)	(6,662,930)	(562,008,908)	(384,640,831)
Net increase (decrease)	(1,351,513)	5,559,322	$ (77,394,983)	$ 380,798,623
Institutional Class
Shares sold	1,444,894	1,219,205	$ 97,144,756	$ 77,607,131
Reinvestment of distributions	13,291	8,764	824,595	572,066
Shares redeemed	(1,385,770)	(272,695)	(90,119,446)	(14,768,763)
Net increase (decrease)	72,415	955,274	$ 7,849,905	$ 63,410,434

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-6.26%	-1.85%	4.63%
Class T (incl. 3.50% sales charge) B	-4.29%	-1.66%	4.73%
Class B (incl. contingent deferred sales charge) C	-6.21%	-1.81%	4.84%
Class C (incl. contingent deferred sales charge) D	-2.25%	-1.41%	4.85%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 28, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Kristina Salen, Portfolio Manager of Fidelity Advisor® Telecommunications Fund: For the one-year period ending February 29, 2012, the fund's Class A, Class T, Class B and Class C shares returned -0.54%, -0.82%, -1.29% and -1.27%, respectively (excluding sales charges), trailing the 0.12% result of the MSCI® U.S. IM Telecommunications Services 25/50 Index and the broad-based S&P 500®. Versus the MSCI index, the fund was hurt the most by large underweightings in telecom giants Verizon Communications and AT&T, which together comprised about 46% of the sector benchmark, on average. Generally speaking, when the market experiences volatility such as we saw in the middle third of the period, large integrated telecom stocks tend to outperform, bolstered by their more-defensive characteristics. Elsewhere, general concern about the broader Chinese stock market, alleged fraud at Chinese information technology services company Longtop Financial Technologies and rising wage costs hurt many stocks in that country, including AsiaInfo-Linkage, an out-of- benchmark holding I ultimately sold from the fund. The firm provides telecom software solutions and tech products and services. Cable provider NII Holdings faced a number of challenges in the third quarter, along with adverse currency exposure to emerging markets. Despite the drop, I remained optimistic about the stock and continued to hold it at period end. An overweighted position in Cbeyond, an integrated telecom services provider, hampered relative results. I owned the stock because I thought the company likely would be a takeout target, which didn't pan out during the period. A modest cash position also curbed relative results. On the flip side, avoiding Alaska Communications Systems Group, a regional integrated telecom firm in the index, was the biggest relative contributor, as the company missed earnings estimates for much of the year. Additionally, stocks of companies with exposure to the state are often influenced by oil prices, which were volatile during the period. Instead of holding a position in Alaska Communications, the fund owned shares of its primary competitor, General Communications, which I bought in July because of its exposure to the faster-growing cable industry. Favorable positioning in prepaid wireless provider Leap Wireless International helped given the stock's volatility. The company's services predominately appeal to more-price-sensitive consumers, and its stock is often among the first to be affected by macroeconomic concerns. A scant stake in Frontier Communications was another good call. Shares of the integrated telecom firm declined steadily, as the company struggled to integrate an acquisition and missed earnings and revenue estimates during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.19%
Actual		$ 1,000.00	$ 1,019.90	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97
Class T	1.49%
Actual		$ 1,000.00	$ 1,018.60	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.45	$ 7.47
Class B	1.94%
Actual		$ 1,000.00	$ 1,016.10	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.72
Class C	1.93%
Actual		$ 1,000.00	$ 1,016.20	$ 9.68
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Telecommunications	.90%
Actual		$ 1,000.00	$ 1,021.70	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,021.00	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.4	17.9
Verizon Communications, Inc.	13.4	6.7
CenturyLink, Inc.	9.0	8.8
Crown Castle International Corp.	6.7	6.0
SBA Communications Corp. Class A	4.9	3.5
tw telecom, inc.	4.4	3.7
AboveNet, Inc.	3.0	2.2
Level 3 Communications, Inc.	2.9	0.0
Sprint Nextel Corp.	2.8	5.2
MetroPCS Communications, Inc.	2.7	1.9
	70.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Diversified Telecommunication Services	64.9%
Wireless Telecommunication Services	28.6%
Media	2.1%
Software	0.0%**
Communications Equipment	0.0%
All Others*	4.4%

As of August 31, 2011
Diversified Telecommunication Services	58.3%
Wireless Telecommunication Services	31.8%
Media	2.1%
Software	1.6%
Construction & Engineering	1.0%
All Others*	5.2%

* Includes short-term investments and net other assets.
**Amount represents less than 0.1%.

Annual Report

Telecommunications Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. (a)	8,071	$ 0
DIVERSIFIED TELECOMMUNICATION SERVICES - 64.9%
Alternative Carriers - 12.8%
AboveNet, Inc. (a)	153,200	10,656,592
Cogent Communications Group, Inc. (a)	291,602	5,371,309
Level 3 Communications, Inc. (a)	421,391	10,244,015
tw telecom, inc. (a)	728,757	15,741,151
Vonage Holdings Corp. (a)	1,419,000	3,391,410
		45,404,477
Integrated Telecommunication Services - 52.1%
AT&T, Inc.	2,359,919	72,189,921
Cbeyond, Inc. (a)	354,898	2,725,617
CenturyLink, Inc.	794,984	31,998,106
China Telecom Corp. Ltd. sponsored ADR	36,300	2,205,225
China Unicom Ltd. sponsored ADR	144,200	2,573,970
Frontier Communications Corp. (d)	744,900	3,419,091
General Communications, Inc. Class A (a)	896,300	9,491,817
Telefonica Brasil SA sponsored ADR	134,463	3,957,246
Telenor ASA sponsored ADR	71,600	3,957,332
Verizon Communications, Inc.	1,250,141	47,642,874
Windstream Corp.	382,682	4,622,799
		184,783,998
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		230,188,475
MEDIA - 2.1%
Cable & Satellite - 2.1%
Cablevision Systems Corp. - NY Group Class A	121,000	1,721,830
Time Warner Cable, Inc.	27,600	2,189,784
Virgin Media, Inc.	150,700	3,797,640
		7,709,254
SOFTWARE - 0.0%
Application Software - 0.0%
Synchronoss Technologies, Inc. (a)	3	100
WIRELESS TELECOMMUNICATION SERVICES - 28.6%
Wireless Telecommunication Services - 28.6%
Clearwire Corp. Class A (a)	3,658,136	8,413,713

	Shares	Value
Crown Castle International Corp. (a)	461,683	$ 23,919,796
Leap Wireless International, Inc. (a)(d)	590,700	6,166,908
MetroPCS Communications, Inc. (a)	926,606	9,544,042
Mobile TeleSystems OJSC sponsored ADR	50,200	916,150
NII Holdings, Inc. (a)	324,800	5,807,424
NTELOS Holdings Corp.	155,106	3,606,215
PT Tower Bersama Infrastructure Tbk	7,824,500	2,255,404
SBA Communications Corp. Class A (a)	367,182	17,231,851
Sprint Nextel Corp. (a)	4,030,650	9,955,706
TIM Participacoes SA sponsored ADR	95,700	2,875,785
Turkcell Iletisim Hizmet A/S (a)	222,000	1,215,047
VimpelCom Ltd. sponsored ADR	349,500	4,253,415
Vodafone Group PLC sponsored ADR	196,100	5,312,349
		101,473,805
TOTAL COMMON STOCKS (Cost $355,860,852)		339,371,634
Money Market Funds - 6.3%

Fidelity Cash Central Fund, 0.12% (b)	12,700,251	12,700,251
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	9,541,675	9,541,675
TOTAL MONEY MARKET FUNDS (Cost $22,241,926)		22,241,926
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $378,102,778)		361,613,560
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(6,841,457)
NET ASSETS - 100%		$ 354,772,103
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,375
Fidelity Securities Lending Cash Central Fund	221,785
Total	$ 231,160
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 339,371,634	$ 338,156,587	$ 1,215,047	$ -
Money Market Funds	22,241,926	22,241,926	-	-
Total Investments in Securities:	$ 361,613,560	$ 360,398,513	$ 1,215,047	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(580,722)
Total Unrealized Gain (Loss)	580,722
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $9,238,200) - See accompanying schedule: Unaffiliated issuers (cost $355,860,852)	$ 339,371,634
Fidelity Central Funds (cost $22,241,926)	22,241,926
Total Investments (cost $378,102,778)		$ 361,613,560
Foreign currency held at value (cost $168,698)		168,851
Receivable for investments sold		2,612,162
Receivable for fund shares sold		2,785,690
Dividends receivable		48,565
Distributions receivable from Fidelity Central Funds		3,673
Prepaid expenses		798
Other receivables		16,210
Total assets		367,249,509

Liabilities
Payable for fund shares redeemed	$ 2,651,512
Accrued management fee	159,954
Distribution and service plan fees payable	5,460
Other affiliated payables	82,497
Other payables and accrued expenses	36,308
Collateral on securities loaned, at value	9,541,675
Total liabilities		12,477,406

Net Assets		$ 354,772,103
Net Assets consist of:
Paid in capital		$ 428,594,875
Undistributed net investment income		730,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(58,062,554)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,490,635)
Net Assets		$ 354,772,103

Statement of Assets and Liabilities - continued

February 29, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,676,844 ÷ 101,396.1 shares)	$ 46.12

Maximum offering price per share (100/94.25 of $46.12)	$ 48.93
Class T: Net Asset Value and redemption price per share ($2,701,669 ÷ 58,725.5 shares)	$ 46.01

Maximum offering price per share (100/96.50 of $46.01)	$ 47.68
Class B: Net Asset Value and offering price per share ($595,705 ÷ 12,910.6 shares)A	$ 46.14

Class C: Net Asset Value and offering price per share ($3,513,809 ÷ 76,348.4 shares)A	$ 46.02

Telecommunications: Net Asset Value, offering price and redemption price per share ($342,261,830 ÷ 7,399,306.1 shares)	$ 46.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,022,246 ÷ 22,127.9 shares)	$ 46.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 8,635,002
Interest		58
Income from Fidelity Central Funds		231,160
Total income		8,866,220

Expenses
Management fee	$ 2,062,779
Transfer agent fees	925,458
Distribution and service plan fees	65,575
Accounting and security lending fees	148,637
Custodian fees and expenses	21,421
Independent trustees' compensation	2,216
Registration fees	89,139
Audit	63,168
Legal	5,454
Interest	700
Miscellaneous	3,988
Total expenses before reductions	3,388,535
Expense reductions	(63,865)	3,324,670
Net investment income (loss)		5,541,550
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,806,335
Foreign currency transactions	(80,492)
Total net realized gain (loss)		24,725,843
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,725,628)
Assets and liabilities in foreign currencies	383
Total change in net unrealized appreciation (depreciation)		(35,725,245)
Net gain (loss)		(10,999,402)
Net increase (decrease) in net assets resulting from operations		$ (5,457,852)

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,541,550	$ 5,690,743
Net realized gain (loss)	24,725,843	23,994,180
Change in net unrealized appreciation (depreciation)	(35,725,245)	56,972,793
Net increase (decrease) in net assets resulting from operations	(5,457,852)	86,657,716
Distributions to shareholders from net investment income	(4,955,219)	(7,366,695)
Share transactions - net increase (decrease)	(2,457,615)	(685,685)
Redemption fees	35,055	11,018
Total increase (decrease) in net assets	(12,835,631)	78,616,354

Net Assets
Beginning of period	367,607,734	288,991,380
End of period (including undistributed net investment income of $730,417 and undistributed net investment income of $260,753, respectively)	$ 354,772,103	$ 367,607,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.93	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.56	.57	.67	.22	.26
Net realized and unrealized gain (loss)	(.86)	9.49	10.55	(15.60)	(8.08)
Total from investment operations	(.30)	10.06	11.22	(15.38)	(7.82)
Distributions from net investment income	(.51)	(.77)	(.19)	(.35) K	(.51)
Distributions from net realized gain	-	-	(.05)	(.18) K	-
Total distributions	(.51)	(.77)	(.24) I	(.52) J	(.51)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.12	$ 46.93	$ 37.64	$ 26.66	$ 42.56
Total Return A,B	(.54)%	26.87%	42.07%	(36.16)%	(15.55)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.20%	1.20%	1.26%	1.21%	1.20%
Expenses net of fee waivers, if any	1.20%	1.20%	1.26%	1.21%	1.20%
Expenses net of all reductions	1.18%	1.18%	1.24%	1.21%	1.19%
Net investment income (loss)	1.21%	1.35%	1.89%	.61%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,677	$ 4,305	$ 3,343	$ 2,112	$ 2,791
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. J Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.81	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Income from Investment Operations
Net investment income (loss) C	.42	.45	.57	.12	.12
Net realized and unrealized gain (loss)	(.84)	9.47	10.54	(15.56)	(8.07)
Total from investment operations	(.42)	9.92	11.11	(15.44)	(7.95)
Distributions from net investment income	(.38)	(.66)	(.22)	(.24) K	(.42)
Distributions from net realized gain	-	-	(.03)	(.13) K	-
Total distributions	(.38)	(.66)	(.24) I	(.37) J	(.42)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.01	$ 46.81	$ 37.55	$ 26.68	$ 42.49
Total Return A,B	(.82)%	26.54%	41.64%	(36.34)%	(15.78)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.48%	1.55%	1.49%	1.46%
Expenses net of fee waivers, if any	1.49%	1.48%	1.55%	1.49%	1.46%
Expenses net of all reductions	1.47%	1.46%	1.53%	1.48%	1.45%
Net investment income (loss)	.92%	1.06%	1.60%	.33%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,702	$ 2,882	$ 2,051	$ 620	$ 1,270
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. J Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.93	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Income from Investment Operations
Net investment income (loss) C	.21	.25	.40	(.05)	(.14)
Net realized and unrealized gain (loss)	(.83)	9.48	10.54	(15.49)	(8.04)
Total from investment operations	(.62)	9.73	10.94	(15.54)	(8.18)
Distributions from net investment income	(.17)	(.40)	(.04)	(.11) K	(.20)
Distributions from net realized gain	-	-	(.01)	(.06) K	-
Total distributions	(.17)	(.40)	(.05) I	(.17) J	(.20)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.14	$ 46.93	$ 37.60	$ 26.71	$ 42.42
Total Return A,B	(1.29)%	25.96%	40.97%	(36.64)%	(16.18)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	1.95%	2.01%	1.97%	1.95%
Expenses net of fee waivers, if any	1.95%	1.95%	2.01%	1.97%	1.95%
Expenses net of all reductions	1.93%	1.93%	2.00%	1.96%	1.94%
Net investment income (loss)	.47%	.60%	1.13%	(.15)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 596	$ 706	$ 641	$ 363	$ 741
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. J Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.89	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Income from Investment Operations
Net investment income (loss) C	.22	.26	.41	(.05)	(.14)
Net realized and unrealized gain (loss)	(.84)	9.46	10.56	(15.50)	(8.03)
Total from investment operations	(.62)	9.72	10.97	(15.55)	(8.17)
Distributions from net investment income	(.25)	(.44)	(.10)	(.07) K	(.22)
Distributions from net realized gain	-	-	(.02)	(.05) K	-
Total distributions	(.25)	(.44)	(.12) I	(.11) J	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.02	$ 46.89	$ 37.61	$ 26.76	$ 42.42
Total Return A,B	(1.27)%	25.95%	41.00%	(36.64)%	(16.17)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.93%	1.94%	2.01%	1.97%	1.95%
Expenses net of fee waivers, if any	1.93%	1.94%	2.01%	1.97%	1.95%
Expenses net of all reductions	1.91%	1.92%	2.00%	1.96%	1.94%
Net investment income (loss)	.48%	.61%	1.13%	(.14)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,514	$ 3,035	$ 2,151	$ 371	$ 902
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. J Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 47.07	$ 37.73	$ 26.74	$ 42.70	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.70	.69	.76	.30	.43
Net realized and unrealized gain (loss)	(.86)	9.52	10.59	(15.65)	(8.12)
Total from investment operations	(.16)	10.21	11.35	(15.35)	(7.69)
Distributions from net investment income	(.65)	(.87)	(.31)	(.41) J	(.52)
Distributions from net realized gain	-	-	(.05)	(.20) J	-
Total distributions	(.65)	(.87)	(.36) H	(.61) I	(.52)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.26	$ 47.07	$ 37.73	$ 26.74	$ 42.70
Total Return A	(.23)%	27.24%	42.43%	(36.00)%	(15.30)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.92%	.99%	.97%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.99%	.97%	.90%
Expenses net of all reductions	.88%	.91%	.98%	.96%	.90%
Net investment income (loss)	1.52%	1.62%	2.15%	.85%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,262	$ 354,938	$ 279,704	$ 196,231	$ 334,565
Portfolio turnover rate D	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. I Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 47.02	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.70	.71	.84	.34	.45
Net realized and unrealized gain (loss)	(.88)	9.50	10.55	(15.67)	(8.09)
Total from investment operations	(.18)	10.21	11.39	(15.33)	(7.64)
Distributions from net investment income	(.64)	(.88)	(.38)	(.40) J	(.62)
Distributions from net realized gain	-	-	(.05)	(.20) J	-
Total distributions	(.64)	(.88)	(.43) H	(.59) I	(.62)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.20	$ 47.02	$ 37.69	$ 26.73	$ 42.65
Total Return A	(.26)%	27.27%	42.59%	(35.99)%	(15.23)%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.91%	.86%	.91%	.83%
Expenses net of fee waivers, if any	.89%	.91%	.86%	.91%	.83%
Expenses net of all reductions	.87%	.89%	.84%	.90%	.83%
Net investment income (loss)	1.52%	1.64%	2.29%	.91%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,022	$ 1,743	$ 1,101	$ 68	$ 256
Portfolio turnover rate D	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. I Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012 (Unaudited)

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

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Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 29,182,921
Gross unrealized depreciation	(55,138,742)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,955,821)

Tax Cost	$ 387,569,381

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 730,658
Capital loss carryforward	$ (44,224,120)
Net unrealized appreciation (depreciation)	$ (25,957,238)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (31,682,432)
2018	(12,541,688)
Total with expiration	$ (44,224,120)

The Fund intends to elect to defer to its fiscal year ending February 28, 2013 approximately $4,371,830 of capital losses recognized during the period November 1, 2011 to February 29, 2012.

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 4,955,219	$ 7,366,695

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $262,185,946 and $276,332,232, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

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Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,169	$ 763
Class T	.25%	.25%	14,474	-
Class B	.75%	.25%	6,364	4,772
Class C	.75%	.25%	32,568	9,590
			$ 65,575	$ 15,125

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,940
Class T	2,745
Class B*	725
Class C*	1,809
$ 11,219

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,691.30
Class T	9,931.34
Class B	1,906.30
Class C	9,131.28
Telecommunications	885,774.25
Institutional Class	4,025.24
	$ 925,458

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,682 for the period.

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5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,288,143.32%		$ 700

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,117 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $221,785. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $63,865 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net investment income
Class A	$ 54,285	$ 67,506
Class T	24,009	39,660
Class B	2,206	6,185
Class C	19,099	26,169
Telecommunications	4,833,836	7,180,244
Institutional Class	21,784	46,931
Total	$ 4,955,219	$ 7,366,695

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Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29,	Year ended February 28,	Year ended February 29,	Year ended February 28,
	2012	2011	2012	2011
Class A
Shares sold	70,128	40,645	$ 3,321,351	$ 1,741,332
Reinvestment of distributions	1,116	1,359	47,447	59,381
Shares redeemed	(61,569)	(39,099)	(2,787,444)	(1,642,347)
Net increase (decrease)	9,675	2,905	$ 581,354	$ 158,366
Class T
Shares sold	24,101	23,206	$ 1,100,865	$ 981,887
Reinvestment of distributions	557	894	23,555	39,051
Shares redeemed	(27,493)	(17,166)	(1,235,915)	(731,684)
Net increase (decrease)	(2,835)	6,934	$ (111,495)	$ 289,254
Class B
Shares sold	1,659	3,985	$ 77,673	$ 164,934
Reinvestment of distributions	46	125	1,965	5,371
Shares redeemed	(3,832)	(6,122)	(176,016)	(254,241)
Net increase (decrease)	(2,127)	(2,012)	$ (96,378)	$ (83,936)
Class C
Shares sold	30,950	29,965	$ 1,412,876	$ 1,283,190
Reinvestment of distributions	313	433	13,236	18,769
Shares redeemed	(19,633)	(22,865)	(879,199)	(981,215)
Net increase (decrease)	11,630	7,533	$ 546,913	$ 320,744
Telecommunications
Shares sold	3,856,487	3,169,647	$ 180,498,933	$ 131,656,721
Reinvestment of distributions	108,713	156,783	4,652,114	6,893,743
Shares redeemed	(4,106,690)	(3,199,430)	(188,141,891)	(139,972,066)
Net increase (decrease)	(141,490)	127,000	$ (2,990,844)	$ (1,421,602)
Institutional Class
Shares sold	107,857	131,873	$ 5,158,491	$ 5,646,597
Reinvestment of distributions	401	800	17,134	36,161
Shares redeemed	(123,190)	(124,838)	(5,562,790)	(5,631,269)
Net increase (decrease)	(14,932)	7,835	$ (387,165)	$ 51,489

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 15% of the total outstanding shares of the fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of Telecommunications.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/16/12	04/13/12	$0.118	$0.230
Class T	04/16/12	04/13/12	$0.086	$0.230
Class B	04/16/12	04/13/12	$0.017	$0.230
Class C	04/16/12	04/13/12	$0.021	$0.230
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/16/12	04/13/12	$0.000	$0.000
Class T	04/16/12	04/13/12	$0.000	$0.000
Class B	04/16/12	04/13/12	$0.000	$0.000
Class C	04/16/12	04/13/12	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/16/12	04/13/12	$0.019	$0.362
Class T	04/16/12	04/13/12	$0.000	$0.362
Class B	04/16/12	04/13/12	$0.000	$0.362
Class C	04/16/12	04/13/12	$0.000	$0.362
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/16/12	04/13/12	$0.078	$0.000
Class T	04/16/12	04/13/12	$0.052	$0.000
Class B	04/16/12	04/13/12	$0.020	$0.000
Class C	04/16/12	04/13/12	$0.022	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$27,521,817
Gold Portfolio	$57,371,714
Materials Portfolio	$23,857,232

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2011	December 2011
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
	April 2011	December 2011
Telecommunications Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2011	December 2011
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Telecommunications Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	4/18/2011	$0.010	$0.0043
Class T	4/18/2011	$0.010	$0.0043
Class B	4/18/2011	$0.010	$0.0043
Class C	4/18/2011	$0.010	$0.0043

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ASGMT-UANN-0412
1.845779.105

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 29, 2012

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	15.24%	8.25%	8.51%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the 12 months ending February 29, 2012, the fund's Institutional Class shares returned 15.24%, modestly underperforming the 15.44% advance of the MSCI® U.S. IM Consumer Staples 25/50 Index, but decisively outperforming the S&P 500®. Relative to the sector benchmark, the biggest drag on performance was weak stock picking in the personal products area, including stakes in cosmetics manufacturers L'Oreal, an out-of-index holding based in France, and Avon Products. L'Oreal hurt because I was paring the fund's weighting in the stock while its price was rising, while Avon struggled with problems at a new distribution center. In the same space, not owning index component Herbalife, a global direct seller of nutritional supplements, also hurt. Poor positioning in agricultural products detracted, including a large overweighting in agricultural processor Bunge. However, the negative impact was made up for by an underweighting in Archer Daniels Midland in the same category. We also had weak stock picking in tobacco, where a substantial underweighting in Philip Morris International was the fund's biggest individual detractor. Philip Morris, which sells its tobacco products overseas, benefited from its earnings stability and a temporary market-share boost in Japan following that nation's natural disaster in March. Underweighting cigarette maker Lorillard also proved costly. However, a large non-index stake in British American Tobacco, the fund's top individual contributor, more than offset the damage. Within packaged foods/meats, significantly underweighting and then selling major index constituent Kraft Foods was detrimental. An industry overweighting in brewers hurt, including a sizable stake in Molson Coors Brewing. Unfavorable positioning in hypermarkets/super center also was costly. In addition, many companies in the consumer staples sector do business globally and, as such, generate income in currencies around the world. The relative strength of the U.S. dollar during the past year had a negative impact on the dollar value of those earnings. On the positive side, strong stock picking in distillers/vintners and drug retail, along with good positioning in soft drinks, buoyed the fund's return. In the first category, out-of-index positions in premium spirits distributors Diageo and Remy Cointreau, based in Britain and France, respectively, outperformed. In drug retail, CVS Caremark shares surged during the second half of the period, while in soft drinks an underweighting in PepsiCo, a major index component, paid off because the stock lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.10%
Actual		$ 1,000.00	$ 1,086.00	$ 5.71
Hypothetical A		$ 1,000.00	$ 1,019.39	$ 5.52
Class T	1.38%
Actual		$ 1,000.00	$ 1,084.50	$ 7.15
Hypothetical A		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.91%
Actual		$ 1,000.00	$ 1,081.60	$ 9.89
Hypothetical A		$ 1,000.00	$ 1,015.37	$ 9.57
Class C	1.84%
Actual		$ 1,000.00	$ 1,082.00	$ 9.52
Hypothetical A		$ 1,000.00	$ 1,015.71	$ 9.22
Consumer Staples	.82%
Actual		$ 1,000.00	$ 1,087.50	$ 4.26
Hypothetical A		$ 1,000.00	$ 1,020.79	$ 4.12
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,087.30	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,020.54	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	16.2	15.8
British American Tobacco PLC sponsored ADR	11.9	8.5
The Coca-Cola Co.	10.8	11.4
CVS Caremark Corp.	6.7	6.8
Altria Group, Inc.	4.8	5.2
Walgreen Co.	3.3	2.4
Anheuser-Busch InBev SA NV	3.1	2.4
PepsiCo, Inc.	3.0	4.7
Diageo PLC sponsored ADR	2.8	2.8
Constellation Brands, Inc. Class A (sub. vtg.)	2.6	2.8
	65.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Beverages	31.3%
Tobacco	20.4%
Household Products	19.0%
Food & Staples Retailing	11.1%
Food Products	10.0%
All Others*	8.2%

As of August 31, 2011
Beverages	32.6%
Household Products	18.9%
Tobacco	17.2%
Food & Staples Retailing	11.3%
Food Products	9.3%
All Others*	10.7%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
BEVERAGES - 31.3%
Brewers - 6.1%
Anheuser-Busch InBev SA NV	798,628	$ 53,648,774
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	218,085	8,725,581
Molson Coors Brewing Co. Class B	1,001,712	44,015,225
		106,389,580
Distillers & Vintners - 9.4%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,071,870	45,249,641
Diageo PLC sponsored ADR	510,827	48,814,628
Pernod Ricard SA	326,101	33,737,970
Remy Cointreau SA	346,208	33,913,382
Treasury Wine Estates Ltd.	351,937	1,468,016
		163,183,637
Soft Drinks - 15.8%
Coca-Cola Bottling Co. CONSOLIDATED	81,713	5,265,586
Coca-Cola FEMSA SAB de CV sponsored ADR	84,229	8,334,460
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	200,200	3,775,772
Coca-Cola Icecek A/S	383,842	4,936,381
Embotelladora Andina SA sponsored ADR (d)	271,900	8,581,164
Fomento Economico Mexicano SAB de CV sponsored ADR	10,187	749,763
Monster Beverage Corp. (a)	41,100	2,350,509
PepsiCo, Inc.	817,727	51,467,737
The Coca-Cola Co.	2,683,792	187,489,709
		272,951,081
TOTAL BEVERAGES		542,524,298
FOOD & STAPLES RETAILING - 11.1%
Drug Retail - 10.4%
CVS Caremark Corp.	2,589,663	116,793,801
Drogasil SA	623,400	6,069,026
Walgreen Co.	1,744,986	57,863,736
		180,726,563
Food Distributors - 0.2%
Chefs' Warehouse Holdings (a)	20,300	426,300
Sysco Corp.	72,340	2,128,243
		2,554,543
Food Retail - 0.3%
Fresh Market, Inc. (a)	11,800	531,236
The Pantry, Inc. (a)	392,025	4,872,871
		5,404,107
Hypermarkets & Super Centers - 0.2%
Carrefour SA	122,670	3,075,583
TOTAL FOOD & STAPLES RETAILING		191,760,796

	Shares	Value
FOOD PRODUCTS - 10.0%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	300,861	$ 9,386,863
Bunge Ltd.	592,087	39,859,297
Cosan Ltd. Class A	60,400	898,148
Origin Agritech Ltd. (a)	95,200	230,384
SLC Agricola SA	313,300	2,900,504
Viterra, Inc.	393,700	4,256,646
		57,531,842
Packaged Foods & Meats - 6.7%
Brasil Foods SA	2,000	41,806
Calavo Growers, Inc.	103,973	2,859,258
Cermaq ASA	21,670	304,485
Danone	5,020	339,599
Dean Foods Co. (a)	294,016	3,604,636
Green Mountain Coffee Roasters, Inc. (a)	222,530	14,457,774
Lindt & Spruengli AG	121	4,401,094
Mead Johnson Nutrition Co. Class A	336,032	26,126,488
Nestle SA	383,063	23,412,228
Unilever NV (NY Reg.)	1,099,871	36,636,703
Want Want China Holdings Ltd.	4,014,000	3,995,317
		116,179,388
TOTAL FOOD PRODUCTS		173,711,230
HOUSEHOLD PRODUCTS - 19.0%
Household Products - 19.0%
Colgate-Palmolive Co.	421,175	39,245,087
Procter & Gamble Co.	4,159,458	280,846,601
Spectrum Brands Holdings, Inc. (a)	276,947	7,870,834
		327,962,522
PERSONAL PRODUCTS - 2.9%
Personal Products - 2.9%
Avon Products, Inc.	616,877	11,529,431
Hypermarcas SA	333,000	2,167,714
L'Oreal SA	216,800	24,725,962
Natura Cosmeticos SA	135,900	3,203,931
Nu Skin Enterprises, Inc. Class A	157,308	9,086,110
		50,713,148
PHARMACEUTICALS - 2.5%
Pharmaceuticals - 2.5%
Johnson & Johnson	669,860	43,594,489
TOBACCO - 20.4%
Tobacco - 20.4%
Altria Group, Inc.	2,788,226	83,925,603
British American Tobacco PLC sponsored ADR (d)	2,039,297	206,540,000
KT&G Corp.	45,825	2,997,775
Lorillard, Inc.	64,000	8,389,120
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Philip Morris International, Inc.	538,983	$ 45,015,860
Souza Cruz Industria e Comerico	455,200	6,814,284
		353,682,642
TOTAL COMMON STOCKS (Cost $1,328,266,206)		1,683,949,125
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	50,704,618	$ 50,704,618
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	603,675	603,675
TOTAL MONEY MARKET FUNDS (Cost $51,308,293)		51,308,293
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,379,574,499)	1,735,257,418
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,724,126)
NET ASSETS - 100%	$ 1,732,533,292
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,534
Fidelity Securities Lending Cash Central Fund	314,492
Total	$ 361,026
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,683,949,125	$ 1,630,300,351	$ 53,648,774	$ -
Money Market Funds	51,308,293	51,308,293	-	-
Total Investments in Securities:	$ 1,735,257,418	$ 1,681,608,644	$ 53,648,774	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	66.4%
United Kingdom	14.7%
France	5.5%
Belgium	3.1%
Bermuda	2.4%
Netherlands	2.1%
Brazil	1.8%
Switzerland	1.7%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $586,592) - See accompanying schedule: Unaffiliated issuers (cost $1,328,266,206)	$ 1,683,949,125
Fidelity Central Funds (cost $51,308,293)	51,308,293
Total Investments (cost $1,379,574,499)		$ 1,735,257,418
Receivable for investments sold		7,190,915
Receivable for fund shares sold		5,669,349
Dividends receivable		2,739,557
Distributions receivable from Fidelity Central Funds		16,151
Prepaid expenses		2,716
Other receivables		2,335
Total assets		1,750,878,441

Liabilities
Payable to custodian bank	$ 174,268
Payable for investments purchased	12,155,768
Payable for fund shares redeemed	4,079,917
Accrued management fee	774,786
Distribution and service plan fees payable	161,260
Other affiliated payables	347,873
Other payables and accrued expenses	47,602
Collateral on securities loaned, at value	603,675
Total liabilities		18,345,149

Net Assets		$ 1,732,533,292
Net Assets consist of:
Paid in capital		$ 1,375,239,499
Undistributed net investment income		3,220,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,618,097)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,691,242
Net Assets		$ 1,732,533,292

Statement of Assets and Liabilities - continued

February 29, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($205,851,229 ÷ 2,748,522 shares)	$ 74.90

Maximum offering price per share (100/94.25 of $74.90)	$ 79.47
Class T: Net Asset Value and redemption price per share ($39,047,442 ÷ 524,212 shares)	$ 74.49

Maximum offering price per share (100/96.50 of $74.49)	$ 77.19
Class B: Net Asset Value and offering price per share ($19,329,853 ÷ 261,163 shares)A	$ 74.01

Class C: Net Asset Value and offering price per share ($102,320,529 ÷ 1,387,444 shares)A	$ 73.75

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,202,440,338 ÷ 15,970,272 shares)	$ 75.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($163,543,901 ÷ 2,176,462 shares)	$ 75.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 43,496,113
Interest		5
Income from Fidelity Central Funds		361,026
Total income		43,857,144

Expenses
Management fee	$ 8,658,032
Transfer agent fees	3,543,114
Distribution and service plan fees	1,711,288
Accounting fees and expenses	489,033
Custodian fees and expenses	71,834
Independent trustees' compensation	9,095
Registration fees	133,468
Audit	54,288
Legal	5,144
Interest	1,862
Miscellaneous	14,961
Total expenses before reductions	14,692,119
Expense reductions	(30,595)	14,661,524
Net investment income (loss)		29,195,620
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,472,115
Foreign currency transactions	(124,896)
Total net realized gain (loss)		36,347,219
Change in net unrealized appreciation (depreciation) on: Investment securities	157,948,507
Assets and liabilities in foreign currencies	6,297
Total change in net unrealized appreciation (depreciation)		157,954,804
Net gain (loss)		194,302,023
Net increase (decrease) in net assets resulting from operations		$ 223,497,643

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,195,620	$ 21,971,692
Net realized gain (loss)	36,347,219	37,190,740
Change in net unrealized appreciation (depreciation)	157,954,804	108,092,854
Net increase (decrease) in net assets resulting from operations	223,497,643	167,255,286
Distributions to shareholders from net investment income	(25,900,882)	(18,562,633)
Distributions to shareholders from net realized gain	(36,216,657)	(13,301,800)
Total distributions	(62,117,539)	(31,864,433)
Share transactions - net increase (decrease)	162,381,495	3,732,087
Redemption fees	45,851	35,627
Total increase (decrease) in net assets	323,807,450	139,158,567

Net Assets
Beginning of period	1,408,725,842	1,269,567,275
End of period (including undistributed net investment income of $3,220,648 and undistributed net investment income of $3,223,201, respectively)	$ 1,732,533,292	$ 1,408,725,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.65	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Income from Investment Operations
Net investment income (loss) C	1.22	.98	.84	.67	.53
Net realized and unrealized gain (loss)	8.73	7.10	17.02	(19.19)	7.29
Total from investment operations	9.95	8.08	17.86	(18.52)	7.82
Distributions from net investment income	(1.06)	(.83)	(.74)	(.66)	(.42)
Distributions from net realized gain	(1.64)	(.66)	-	(.02)	(2.44)
Total distributions	(2.70)	(1.49)	(.74)	(.68) I	(2.86)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.90	$ 67.65	$ 61.06	$ 43.94	$ 63.13
Total Return A,B	15.00%	13.27%	40.66%	(29.43)%	13.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.10%	1.11%	1.13%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.11%	1.13%	1.19%	1.19%
Expenses net of all reductions	1.09%	1.11%	1.13%	1.18%	1.19%
Net investment income (loss)	1.74%	1.53%	1.51%	1.27%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,851	$ 160,526	$ 162,370	$ 121,193	$ 23,796
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.30	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Income from Investment Operations
Net investment income (loss) C	1.01	.79	.66	.53	.36
Net realized and unrealized gain (loss)	8.68	7.05	16.95	(19.12)	7.29
Total from investment operations	9.69	7.84	17.61	(18.59)	7.65
Distributions from net investment income	(.86)	(.65)	(.59)	(.60)	(.35)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.50)	(1.31)	(.59)	(.60) I	(2.79)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.49	$ 67.30	$ 60.77	$ 43.75	$ 62.93
Total Return A,B	14.67%	12.93%	40.24%	(29.61)%	13.11%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.40%	1.44%	1.46%	1.46%
Expenses net of fee waivers, if any	1.38%	1.40%	1.44%	1.46%	1.46%
Expenses net of all reductions	1.38%	1.40%	1.44%	1.46%	1.46%
Net investment income (loss)	1.45%	1.24%	1.21%	.99%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,047	$ 31,496	$ 29,662	$ 22,624	$ 6,298
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.83	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Income from Investment Operations
Net investment income (loss) C	.64	.46	.37	.26	.04
Net realized and unrealized gain (loss)	8.61	6.98	16.82	(19.01)	7.27
Total from investment operations	9.25	7.44	17.19	(18.75)	7.31
Distributions from net investment income	(.43)	(.32)	(.35)	(.42)	(.19)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.07)	(.98)	(.35)	(.42) I	(2.63)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 74.01	$ 66.83	$ 60.37	$ 43.53	$ 62.69
Total Return A,B	14.06%	12.35%	39.48%	(29.96)%	12.53%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.91%	1.97%	1.96%	1.96%
Expenses net of fee waivers, if any	1.91%	1.91%	1.97%	1.96%	1.96%
Expenses net of all reductions	1.90%	1.91%	1.97%	1.96%	1.96%
Net investment income (loss)	.93%	.73%	.68%	.50%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,330	$ 20,033	$ 21,099	$ 14,929	$ 4,884
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.71	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Income from Investment Operations
Net investment income (loss) C	.68	.49	.41	.28	.06
Net realized and unrealized gain (loss)	8.59	7.00	16.80	(19.00)	7.28
Total from investment operations	9.27	7.49	17.21	(18.72)	7.34
Distributions from net investment income	(.59)	(.41)	(.38)	(.44)	(.29)
Distributions from net realized gain	(1.64)	(.66)	-	-	(2.44)
Total distributions	(2.23)	(1.07)	(.38)	(.44) I	(2.73)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 73.75	$ 66.71	$ 60.29	$ 43.46	$ 62.61
Total Return A,B	14.14%	12.44%	39.59%	(29.94)%	12.58%
Ratios to Average Net Assets D,F
Expenses before reductions	1.85%	1.86%	1.90%	1.93%	1.93%
Expenses net of fee waivers, if any	1.85%	1.86%	1.90%	1.93%	1.93%
Expenses net of all reductions	1.84%	1.85%	1.89%	1.93%	1.92%
Net investment income (loss)	.99%	.79%	.75%	.52%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,321	$ 81,239	$ 73,829	$ 54,902	$ 19,791
Portfolio turnover rate E	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.98	$ 61.34	$ 44.14	$ 63.25	$ 58.13
Income from Investment Operations
Net investment income (loss) C	1.42	1.14	.96	.88	.71
Net realized and unrealized gain (loss)	8.76	7.14	17.11	(19.31)	7.30
Total from investment operations	10.18	8.28	18.07	(18.43)	8.01
Distributions from net investment income	(1.24)	(.98)	(.87)	(.67)	(.46)
Distributions from net realized gain	(1.64)	(.66)	-	(.03)	(2.44)
Total distributions	(2.87) J	(1.64)	(.87)	(.69) I	(2.90)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 75.29	$ 67.98	$ 61.34	$ 44.14	$ 63.25
Total Return A,B	15.30%	13.55%	40.96%	(29.23)%	13.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.83%	.86%	.92%	.91%	.91%
Expenses net of fee waivers, if any	.83%	.86%	.92%	.91%	.90%
Expenses net of all reductions	.82%	.86%	.91%	.90%	.90%
Net investment income (loss)	2.01%	1.78%	1.73%	1.55%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,202,440	$ 877,548	$ 946,455	$ 657,263	$ 655,224
Portfolio turnover rate E	35%	57%	69%	70%	71%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. .DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share. J Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 67.84	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Income from Investment Operations
Net investment income (loss) B	1.39	1.15	.98	.82	.74
Net realized and unrealized gain (loss)	8.73	7.13	17.09	(19.23)	7.30
Total from investment operations	10.12	8.28	18.07	(18.41)	8.04
Distributions from net investment income	(1.19)	(1.04)	(.88)	(.73)	(.51)
Distributions from net realized gain	(1.64)	(.66)	-	(.03)	(2.44)
Total distributions	(2.82) I	(1.70)	(.88)	(.75) H	(2.95)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 75.14	$ 67.84	$ 61.26	$ 44.07	$ 63.22
Total Return A	15.24%	13.57%	41.03%	(29.22)%	13.77%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.87%	.86%	.91%	.85%
Expenses net of fee waivers, if any	.87%	.87%	.86%	.91%	.85%
Expenses net of all reductions	.87%	.87%	.86%	.91%	.84%
Net investment income (loss)	1.96%	1.77%	1.78%	1.54%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,544	$ 237,883	$ 36,152	$ 30,922	$ 10,384
Portfolio turnover rate D	35%	57%	69%	70%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share. HTotal distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share. ITotal distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 361,646,527
Gross unrealized depreciation	(10,293,004)
Net unrealized appreciation (depreciation) on securities and other investments	$ 351,353,523

Tax Cost	$ 1,383,903,895

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,220,861
Undistributed long-term capital gain	$ 5,437,375
Net unrealized appreciation (depreciation)	$ 351,361,846

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 31,774,273	$ 20,981,143
Long-term Capital Gains	30,343,266	10,883,290
Total	$ 62,117,539	$ 31,864,433

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $621,558,884 and $527,918,913, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 436,234	$ 7,197
Class T	.25%	.25%	169,388	19
Class B	.75%	.25%	191,915	143,998
Class C	.75%	.25%	913,751	172,728
			$ 1,711,288	$ 323,942

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 147,187
Class T	17,481
Class B*	45,165
Class C*	15,571
$ 225,404

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 413,155.24
Class T	92,693.27
Class B	57,130.30
Class C	212,861.23
Consumer Staples	2,171,265.22
Institutional Class	596,010.26
	$ 3,543,114

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,729 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,403,500.36%		$ 1,862

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $314,492. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $30,515 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $80.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net investment income
Class A	$ 2,690,167	$ 2,005,855
Class T	422,197	304,100
Class B	114,208	100,155
Class C	829,469	513,058
Consumer Staples	18,061,907	13,026,528
Institutional Class	3,782,934	2,612,937
Total	$ 25,900,882	$ 18,562,633
From net realized gain
Class A	$ 4,102,363	$ 1,585,279
Class T	795,051	307,782
Class B	441,952	204,642
Class C	2,213,680	836,095
Consumer Staples	23,446,773	8,597,123
Institutional Class	5,216,838	1,770,879
Total	$ 36,216,657	$ 13,301,800

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 29, 2012	Year ended February 28, 2011
Class A
Shares sold	1,107,874	610,485	$ 77,974,428	$ 39,028,355
Reinvestment of distributions	84,526	47,297	5,924,948	3,150,891
Shares redeemed	(816,686)	(944,038)	(57,527,748)	(60,078,639)
Net increase (decrease)	375,714	(286,256)	$ 26,371,628	$ (17,899,393)
Class T
Shares sold	130,126	91,776	$ 9,133,799	$ 5,882,190
Reinvestment of distributions	16,351	8,541	1,140,509	566,923
Shares redeemed	(90,239)	(120,454)	(6,276,410)	(7,689,132)
Net increase (decrease)	56,238	(20,137)	$ 3,997,898	$ (1,240,019)
Class B
Shares sold	22,727	35,654	$ 1,569,035	$ 2,191,455
Reinvestment of distributions	6,332	3,610	439,355	238,429
Shares redeemed	(67,638)	(89,029)	(4,695,265)	(5,598,851)
Net increase (decrease)	(38,579)	(49,765)	$ (2,686,875)	$ (3,168,967)
Class C
Shares sold	536,557	340,893	$ 37,168,209	$ 21,482,594
Reinvestment of distributions	33,216	14,479	2,295,907	954,487
Shares redeemed	(400,115)	(362,057)	(28,068,157)	(23,068,564)
Net increase (decrease)	169,658	(6,685)	$ 11,395,959	$ (631,483)
Consumer Staples
Shares sold	7,156,716	4,055,609	$ 509,488,908	$ 260,108,965
Reinvestment of distributions	566,253	309,170	39,874,596	20,671,323
Shares redeemed	(4,661,196)	(6,885,851)	(330,401,040)	(436,510,553)
Net increase (decrease)	3,061,773	(2,521,072)	$ 218,962,464	$ (155,730,265)
Institutional Class
Shares sold	2,454,993	3,382,703	$ 173,115,499	$ 212,714,327
Reinvestment of distributions	115,398	58,392	8,111,953	3,904,787
Shares redeemed	(3,900,689)	(524,454)	(276,887,031)	(34,216,900)
Net increase (decrease)	(1,330,298)	2,916,641	$ (95,659,579)	$ 182,402,214

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-5.94%	11.04%	16.82%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the year, the fund's Institutional Class shares returned -5.94, trailing the -4.75% return of the S&P® Global BMI Gold Capped Index and the S&P 500®. Relative to the industry benchmark, the fund underperformed because several larger companies I owned did not execute well during the reporting period. The largest detractors were overweighted positions in gold names that failed to execute during the period. Among them were senior gold producers AngloGold Ashanti, Agnico-Eagle Mines and Kinross Gold. While AngloGold did improve several key financial and operating metrics, the market remained concerned about perceived risks in South Africa and the company's ability to execute on its growth plans. Both Agnico and Kinross suffered significant setbacks at key assets during the period that caused the stocks to disappoint. In the exploration and development space, overweightings in Canaco Resources (Tanzania asset), Kingsgate Consolidated (Thailand) and Romarco Minerals (South Carolina) detracted because each incurred challenges with their projects that caused the market concern. The fund also was hurt by underweighting several outperforming junior and development stocks that I didn't feel warranted larger positions based on their risk/reward profiles. In addition, I overweighted several silver stocks that underperformed. Currency fluctuations also hurt, given the fund's significant foreign exposure as a global gold fund. The largest contribution came from companies that executed on their growth plans. These stocks covered the gold equity spectrum and were highlighted by such names as Randgold Resources, Pretium Resources, Troy Resources, Argonaut Gold and Goldcorp. The second-largest contributor was correctly underweighting poor-performing names that disappointed the market in terms of execution. These were typically junior and development companies, such as Gabriel Resources, Golden Star Resources, Tanzanian Royalty Exploration and Nevsun Resources. Lastly, our gold bullion position helped performance. Golden Star and Tanzanian Royalty Exploration were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.15%
Actual		$ 1,000.00	$ 880.80	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77
Class T	1.43%
Actual		$ 1,000.00	$ 879.70	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.17
Class B	1.91%
Actual		$ 1,000.00	$ 877.70	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Class C	1.88%
Actual		$ 1,000.00	$ 877.70	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,015.51	$ 9.42
Gold	.90%
Actual		$ 1,000.00	$ 882.20	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class	.82%
Actual		$ 1,000.00	$ 882.30	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	12.2	11.0
Barrick Gold Corp.	11.9	11.9
Newmont Mining Corp.	9.0	7.9
Newcrest Mining Ltd.	8.4	9.0
AngloGold Ashanti Ltd. sponsored ADR	5.1	4.7
Kinross Gold Corp.	4.0	5.6
Yamana Gold, Inc.	3.9	3.3
Randgold Resources Ltd. sponsored ADR	3.6	3.0
Gold Fields Ltd.	3.4	3.2
Eldorado Gold Corp.	2.7	3.1
	64.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Gold	98.5%
Precious Metals & Minerals	0.9%
Diversified Metals & Mining	0.2%
Coal & Consumable Fuels	0.1%
Specialty Stores	0.0%
All Others*	0.3%

As of August 31, 2011
Gold	97.9%
Precious Metals & Minerals	1.2%
Coal & Consumable Fuels	0.3%
Diversified Metals & Mining	0.2%
Construction & Engineering	0.2%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 11.5%
METALS & MINING - 11.5%
Gold - 11.5%
Ampella Mining Ltd. (a)	150,000	$ 229,204
CGA Mining Ltd.:
(Australia) (a)	18,920	40,474
(Canada) (a)	270,000	564,745
Evolution Mining Ltd. (a)	853,235	1,838,997
Gryphon Minerals Ltd. (a)	317,692	395,167
Intrepid Mines Ltd.:
(Australia) (a)	8,709,798	12,328,162
(Canada) (a)	320,000	433,284
Kingsgate Consolidated NL (d)	3,705,767	27,259,540
Kula Gold Ltd. (a)	31,245	36,854
Medusa Mining Ltd.	2,572,885	17,739,756
Newcrest Mining Ltd.	10,268,992	368,773,129
Papillon Resources Ltd. (a)	100,000	120,098
Perseus Mining Ltd.:
(Australia) (a)	4,599,308	14,154,375
(Canada) (a)	1,300,000	3,783,156
Regis Resources Ltd. (a)	4,898,292	22,743,059
Resolute Mining Ltd. (a)	4,911,661	10,954,890
St Barbara Ltd. (a)	4,644,676	11,504,923
Troy Resources NL (a)(e)	1,900,000	10,060,122
		502,959,935
Bailiwick of Jersey - 4.5%
METALS & MINING - 4.5%
Gold - 4.5%
Centamin PLC (a)	12,611,900	18,217,214
Polyus Gold International Ltd. sponsored GDR (a)	7,033,190	23,490,855
Randgold Resources Ltd. sponsored ADR	1,351,867	155,099,701
		196,807,770
Bermuda - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Continental Gold Ltd. (a)	130,100	1,035,910
Canada - 55.8%
METALS & MINING - 55.8%
Diversified Metals & Mining - 0.2%
Barisan Gold Corp. (e)	2,500	1,112
Barisan Gold Corp. warrants 9/26/13 (a)	625	0
Clifton Star Resources, Inc. (a)	25,000	73,258
Copper Mountain Mining Corp. (a)	137,000	707,392
East Asia Minerals Corp. (a)	5,000	3,284
Eastmain Resources, Inc. (a)	10,000	12,126
Kimber Resources, Inc. (a)	16,100	16,919
Kimber Resources, Inc. (a)(e)	5,832,000	6,128,712
Rio Alto Mining Ltd. (a)	10,000	45,167

	Shares	Value
Sabina Gold & Silver Corp. (a)	465,000	$ 1,508,261
Southern Arc Minerals, Inc. (a)	30,000	20,007
Trelawney Mining and Exploration, Inc. (a)	250,000	593,644
		9,109,882
Gold - 54.8%
Agnico-Eagle Mines Ltd. (Canada)	2,642,200	96,033,885
Alacer Gold Corp. (a)	3,169,063	30,581,066
Alamos Gold, Inc.	1,968,800	36,684,355
Argonaut Gold, Inc. (a)	629,800	6,204,769
ATAC Resources Ltd. (a)	67,200	207,104
AuRico Gold, Inc. (a)	4,366,763	42,800,587
Aurizon Mines Ltd. (a)	2,366,900	12,556,181
Avion Gold Corp. (a)	4,835,000	8,207,750
B2Gold Corp. (a)	4,542,400	18,726,814
Banro Corp. (a)	1,380,786	7,478,415
Barrick Gold Corp. (d)	10,914,019	522,073,116
Bearing Resources Ltd. (a)	29,687	13,799
Belo Sun Mining Corp. (a)	65,000	67,650
Canaco Resources, Inc. (a)	1,295,100	1,897,534
Canaco Resources, Inc. (e)	561,600	822,836
Centerra Gold, Inc.	2,301,200	46,272,804
China Gold International Resources Corp. Ltd. (a)	90,000	393,776
Colossus Minerals, Inc. (a)	1,436,100	10,172,345
Corvus Gold, Inc. (a)	138,350	131,409
Detour Gold Corp. (a)	618,000	16,954,176
Detour Gold Corp. (a)(e)	785,900	21,560,334
Eldorado Gold Corp.	7,576,013	115,747,299
European Goldfields Ltd.	1,906,700	25,200,461
Exeter Resource Corp. (a)	238,000	791,209
Extorre Gold Mines Ltd. (a)	423,000	3,205,679
Extorre Gold Mines Ltd. (e)	61,300	464,558
Franco-Nevada Corp.	1,834,900	81,060,807
Gabriel Resources Ltd. (a)	595,000	3,637,397
Goldcorp, Inc.	11,004,100	533,387,239
Gran Colombia Gold Corp. (a)(d)	1,665,000	874,855
Great Basin Gold Ltd. (a)(d)	5,972,900	5,190,415
Guyana Goldfields, Inc. (a)	1,093,000	6,206,901
Guyana Goldfields, Inc. (a)(e)	155,000	880,210
IAMGOLD Corp.	5,133,200	77,595,788
International Minerals Corp.:
(Canada) (a)	157,100	893,723
(Switzerland) (a)	15,000	84,549
International Tower Hill Mines Ltd. (a)	546,700	2,773,136
Keegan Resources, Inc. (a)	30,000	146,112
Kinross Gold Corp.	15,857,091	175,451,065
Kinross Gold Corp. warrants 9/17/14 (a)	375,441	371,780
Kirkland Lake Gold, Inc. (a)	859,500	14,434,285
Lake Shore Gold Corp. (a)	3,196,600	4,974,247
Nevsun Resources Ltd.	50,000	206,639
New Gold, Inc. (a)	6,312,455	73,735,139
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	14,796
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Novagold Resources, Inc. (a)(d)	2,955,000	$ 24,454,555
OceanaGold Corp. (a)	1,455,000	3,690,244
Orezone Gold Corp. (a)	80,000	227,959
Osisko Mining Corp. (a)	2,477,000	31,386,429
Osisko Mining Corp. (a)(e)	3,000,000	38,013,439
Pilot Gold, Inc. (a)	91,250	165,968
Premier Gold Mines Ltd. (a)	2,026,800	11,448,302
Primero Mining Corp. (a)	534,300	1,511,686
Queenston Mining, Inc. (a)	215,000	1,031,930
Rainy River Resources Ltd. (a)	690,000	5,319,759
Richmont Mines, Inc. (a)	20,000	204,517
Riva Gold Corp. (a)	10,000	3,132
Romarco Minerals, Inc. (a)	7,795,500	8,507,189
Romarco Minerals, Inc. (a)(e)	5,900,000	6,438,640
Rubicon Minerals Corp. (a)	2,581,352	9,416,138
San Gold Corp. (a)	4,674,400	7,982,353
Seabridge Gold, Inc. (a)	601,905	14,241,073
SEMAFO, Inc.	4,590,000	30,796,342
Sulliden Gold Corp. Ltd. (a)	10,000	15,561
Teranga Gold Corp. CDI unit (a)	3,410,974	8,851,362
Torex Gold Resources, Inc. (a)	5,356,000	12,555,873
Yamana Gold, Inc.	9,938,100	172,522,162
		2,395,953,607
Precious Metals & Minerals - 0.8%
Chesapeake Gold Corp. (a)	6,000	58,748
Dalradian Resources, Inc. (a)	41,000	72,500
Fortuna Mines, Inc. (a)	20,000	139,847
Orko Silver Corp. (a)	416,000	882,736
Pan American Silver Corp.	224,487	5,623,399
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	1,140,953
Pretium Resources, Inc. (a)	10,000	179,356
Pretium Resources, Inc. (f)	450,000	8,071,035
Pretium Resources, Inc. warrants 4/8/12 (a)(f)	225,000	1,175,416
Silver Wheaton Corp.	347,100	13,285,654
Silvercorp Metals, Inc.	75,000	550,952
Tahoe Resources, Inc. (a)	185,500	3,958,733
Wildcat Silver Corp. (a)	30,000	63,053
		35,202,382
TOTAL METALS & MINING		2,440,265,871

	Shares	Value
China - 2.3%
METALS & MINING - 2.3%
Gold - 2.3%
Zhaojin Mining Industry Co. Ltd. (H Shares)	9,084,150	$ 18,739,624
Zijin Mining Group Co. Ltd. (H Shares)	173,566,000	83,246,157
		101,985,781
Japan - 0.0%
SPECIALTY RETAIL - 0.0%
Specialty Stores - 0.0%
Tsutsumi Jewelry Co. Ltd.	5,100	133,374
Peru - 2.1%
METALS & MINING - 2.1%
Gold - 2.1%
Compania de Minas Buenaventura SA sponsored ADR	2,327,500	93,402,575
South Africa - 10.3%
METALS & MINING - 10.3%
Gold - 10.3%
AngloGold Ashanti Ltd. sponsored ADR	5,262,952	223,412,312
Gold Fields Ltd.	55,000	853,025
Gold Fields Ltd. sponsored ADR	9,726,026	149,489,020
Harmony Gold Mining Co. Ltd.	1,484,000	19,106,926
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	4,381,800	55,736,496
		448,597,779
United Kingdom - 0.8%
METALS & MINING - 0.8%
Gold - 0.8%
African Barrick Gold Ltd.	1,445,600	10,808,404
Avocet Mining PLC	10,000	35,753
Patagonia Gold PLC (a)	160,000	97,993
Petropavlovsk PLC	2,195,929	25,099,245
		36,041,395
United States of America - 11.4%
METALS & MINING - 11.3%
Gold - 11.2%
Allied Nevada Gold Corp. (a)	1,245,100	42,843,891
Allied Nevada Gold Corp. (Canada) (a)	20,000	690,547
Newmont Mining Corp.	6,572,150	390,385,710
Royal Gold, Inc. (d)	768,113	53,345,448
		487,265,596
Precious Metals & Minerals - 0.1%
Coeur d'Alene Mines Corp. (a)	10,000	284,400
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Gold Resource Corp. (d)	30,000	$ 733,500
McEwen Mining, Inc. (a)(d)	730,100	3,818,423
		4,836,323
TOTAL METALS & MINING		492,101,919
OIL, GAS & CONSUMABLE FUELS - 0.1%
Coal & Consumable Fuels - 0.1%
Alpha Natural Resources, Inc. (a)	228,300	4,237,248
TOTAL UNITED STATES OF AMERICA		496,339,167
TOTAL COMMON STOCKS (Cost $3,324,595,054)		4,317,569,557
Commodities - 1.0%
	Troy Ounces
Gold Bullion (a) (Cost $26,325,850)	25,500	43,131,465
Money Market Funds - 13.7%

Fidelity Cash Central Fund, 0.12% (b)	22,033,943	22,033,943
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	577,742,949	577,742,949
TOTAL MONEY MARKET FUNDS (Cost $599,776,892)		599,776,892
TOTAL INVESTMENT PORTFOLIO - 113.4% (Cost $3,950,697,796)	4,960,477,914
NET OTHER ASSETS (LIABILITIES) - (13.4)%	(584,968,362)
NET ASSETS - 100%	$ 4,375,509,552
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $84,384,759 or 1.9% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,246,451 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 4,344,586
Pretium Resources, Inc. warrants 4/8/12	3/31/11	$ 296,025
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,481
Fidelity Securities Lending Cash Central Fund	717,855
Total	$ 740,336
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 26,107,166	$ 55,875,145	$ 40,620,000	$ -	$ 43,125,922
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 4,317,569,557	$ 4,296,395,395	$ 21,100,904	$ 73,258
Commodities	43,131,465	43,131,465	-	-
Money Market Funds	599,776,892	599,776,892	-	-
Total Investments in Securities:	$ 4,960,477,914	$ 4,939,303,752	$ 21,100,904	$ 73,258
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(44,374)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	117,632
Transfers out of Level 3	-
Ending Balance	$ 73,258
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (44,374)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Consolidated Statement of Operations.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $535,479,046) - See accompanying schedule: Unaffiliated issuers (cost $3,324,595,054)	$ 4,317,569,557
Fidelity Central Funds (cost $599,776,892)	599,776,892
Commodities (cost $26,325,850)	43,131,465
Total Investments (cost $3,950,697,796)		$ 4,960,477,914
Cash		6,070
Receivable for investments sold Regular delivery		1,753,475
Delayed delivery		1,979,437
Receivable for fund shares sold		6,465,997
Dividends receivable		2,191,884
Distributions receivable from Fidelity Central Funds		44,216
Prepaid expenses		8,389
Other receivables		10,597
Total assets		4,972,937,979

Liabilities
Payable for investments purchased	$ 9,398,938
Payable for fund shares redeemed	6,853,717
Accrued management fee	2,063,356
Distribution and service plan fees payable	125,405
Other affiliated payables	1,156,454
Other payables and accrued expenses	87,608
Collateral on securities loaned, at value	577,742,949
Total liabilities		597,428,427

Net Assets		$ 4,375,509,552
Net Assets consist of:
Paid in capital		$ 3,692,368,794
Accumulated net investment loss		(30,304,890)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(296,343,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,009,789,458
Net Assets		$ 4,375,509,552

Consolidated Statement of Assets and Liabilities -
continued

February 29, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($152,969,349 ÷ 3,371,365 shares)	$ 45.37

Maximum offering price per share (100/94.25 of $45.37)	$ 48.14
Class T: Net Asset Value and redemption price per share ($40,663,537 ÷ 902,904 shares)	$ 45.04

Maximum offering price per share (100/96.50 of $45.04)	$ 46.67
Class B: Net Asset Value and offering price per share ($20,893,998 ÷ 472,311 shares)A	$ 44.24

Class C: Net Asset Value and offering price per share ($67,995,613 ÷ 1,543,490 shares)A	$ 44.05

Gold: Net Asset Value, offering price and redemption price per share ($3,924,438,986 ÷ 85,394,874 shares)	$ 45.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($168,548,069 ÷ 3,674,347 shares)	$ 45.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 38,009,925
Interest		6
Income from Fidelity Central Funds		740,336
Total income		38,750,267

Expenses
Management fee	$ 25,411,280
Transfer agent fees	12,523,829
Distribution and service plan fees	1,573,273
Accounting and security lending fees	1,580,157
Custodian fees and expenses	426,402
Independent trustees' compensation	26,914
Registration fees	210,059
Audit	35,272
Legal	15,466
Interest	2,740
Miscellaneous	44,874
Total expenses before reductions	41,850,266
Expense reductions	(188,884)	41,661,382
Net investment income (loss)		(2,911,115)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	73,143,949
Commodities	(3,419,750)
Foreign currency transactions	(249,291)
Total net realized gain (loss)		69,474,908
Change in net unrealized appreciation (depreciation) on: Investments	(369,226,287)
Assets and liabilities in foreign currencies	25,359
Commodities	5,290,565
Total change in net unrealized appreciation (depreciation)		(363,910,363)
Net gain (loss)		(294,435,455)
Net increase (decrease) in net assets resulting from operations		$ (297,346,570)

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,911,115)	$ (16,366,924)
Net realized gain (loss)	69,474,908	401,575,169
Change in net unrealized appreciation (depreciation)	(363,910,363)	806,517,405
Net increase (decrease) in net assets resulting from operations	(297,346,570)	1,191,725,650
Distributions to shareholders from net realized gain	(238,750,097)	(403,524,767)
Share transactions - net increase (decrease)	229,358,064	849,828,502
Redemption fees	461,104	423,645
Total increase (decrease) in net assets	(306,277,499)	1,638,453,030

Net Assets
Beginning of period	4,681,787,051	3,043,334,021
End of period (including accumulated net investment loss of $30,304,890 and accumulated net investment loss of $1,236, respectively)	$ 4,375,509,552	$ 4,681,787,051

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.92	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Income from Investment Operations
Net investment income (loss) C	(.13)	(.30)	(.25)	(.15)	(.15)
Net realized and unrealized gain (loss)	(2.83)	15.28	11.00	(15.44)	15.00
Total from investment operations	(2.96)	14.98	10.75	(15.59)	14.85
Distributions from net investment income	-	-	-	-	(.19)
Distributions from net realized gain	(2.59)	(4.57)	(.71)	(.17)	(5.01)
Total distributions	(2.59)	(4.57)	(.71)	(.17)	(5.20)
Redemption fees added to paid in capital C	- H	.01	.01	.02	.01
Net asset value, end of period	$ 45.37	$ 50.92	$ 40.50	$ 30.45	$ 46.19
Total Return A,B	(6.24)%	36.99%	35.19%	(33.81) %	44.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.16%	1.21%	1.21%	1.17%
Expenses net of fee waivers, if any	1.14%	1.15%	1.19%	1.19%	1.17%
Expenses net of all reductions	1.14%	1.14%	1.17%	1.15%	1.13%
Net investment income (loss)	(.28)%	(.63)%	(.63)%	(.45)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,969	$ 149,178	$ 82,413	$ 39,144	$ 26,620
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.68	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Income from Investment Operations
Net investment income (loss) C	(.27)	(.43)	(.36)	(.24)	(.25)
Net realized and unrealized gain (loss)	(2.80)	15.21	10.96	(15.42)	15.05
Total from investment operations	(3.07)	14.78	10.60	(15.66)	14.80
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	(2.57)	(4.45)	(.63)	(.17)	(4.97)
Total distributions	(2.57)	(4.45)	(.63)	(.17)	(5.13)
Redemption fees added to paid in capital C	- H	.01	.01	.02	.01
Net asset value, end of period	$ 45.04	$ 50.68	$ 40.34	$ 30.36	$ 46.17
Total Return A,B	(6.49)%	36.62%	34.79%	(33.98) %	44.45%
Ratios to Average Net Assets D,F
Expenses before reductions	1.43%	1.44%	1.51%	1.47%	1.43%
Expenses net of fee waivers, if any	1.42%	1.42%	1.49%	1.45%	1.43%
Expenses net of all reductions	1.42%	1.42%	1.47%	1.41%	1.39%
Net investment income (loss)	(.57)%	(.90)%	(.93)%	(.71)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,664	$ 45,846	$ 26,256	$ 15,284	$ 11,334
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 50.02	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Income from Investment Operations
Net investment income (loss) C	(.49)	(.66)	(.55)	(.40)	(.45)
Net realized and unrealized gain (loss)	(2.76)	15.02	10.84	(15.34)	14.95
Total from investment operations	(3.25)	14.36	10.29	(15.74)	14.50
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	(2.53)	(4.21)	(.51)	(.17)	(4.84)
Total distributions	(2.53)	(4.21)	(.51)	(.17)	(5.00)
Redemption fees added to paid in capital C	- H	- H	.01	.02	.01
Net asset value, end of period	$ 44.24	$ 50.02	$ 39.87	$ 30.08	$ 45.97
Total Return A,B	(6.95)%	35.97%	34.12%	(34.30)%	43.53%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	2.00%	1.97%	1.93%
Expenses net of fee waivers, if any	1.90%	1.92%	1.98%	1.95%	1.93%
Expenses net of all reductions	1.90%	1.91%	1.96%	1.89%	1.90%
Net investment income (loss)	(1.04)%	(1.39)%	(1.42)%	(1.20)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,894	$ 26,837	$ 18,340	$ 8,421	$ 6,869
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 49.81	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Income from Investment Operations
Net investment income (loss) C	(.47)	(.64)	(.53)	(.39)	(.45)
Net realized and unrealized gain (loss)	(2.76)	14.98	10.80	(15.30)	14.91
Total from investment operations	(3.23)	14.34	10.27	(15.69)	14.46
Distributions from net investment income	-	-	-	-	(.17)
Distributions from net realized gain	(2.53)	(4.28)	(.53)	(.17)	(4.89)
Total distributions	(2.53)	(4.28)	(.53)	(.17)	(5.06)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 44.05	$ 49.81	$ 39.75	$ 30.00	$ 45.85
Total Return A,B	(6.93)%	36.01%	34.15%	(34.30)%	43.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.87%	1.89%	1.97%	1.97%	1.92%
Expenses net of fee waivers, if any	1.87%	1.88%	1.95%	1.95%	1.92%
Expenses net of all reductions	1.87%	1.87%	1.93%	1.89%	1.89%
Net investment income (loss)	(1.01)%	(1.35)%	(1.39)%	(1.20)%	(1.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,996	$ 72,431	$ 38,624	$ 17,544	$ 10,835
Portfolio turnover rate E	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 51.44	$ 40.85	$ 30.67	$ 46.37	$ 36.54
Income from Investment Operations
Net investment income (loss) B	(.02)	(.18)	(.16)	(.04)	(.02)
Net realized and unrealized gain (loss)	(2.85)	15.43	11.10	(15.51)	15.05
Total from investment operations	(2.87)	15.25	10.94	(15.55)	15.03
Distributions from net investment income	-	-	-	-	(.18)
Distributions from net realized gain	(2.61)	(4.67)	(.77)	(.17)	(5.03)
Total distributions	(2.61)	(4.67)	(.77)	(.17)	(5.21)
Redemption fees added to paid in capital B	- G	.01	.01	.02	.01
Net asset value, end of period	$ 45.96	$ 51.44	$ 40.85	$ 30.67	$ 46.37
Total Return A	(6.00)%	37.35%	35.52%	(33.59) %	45.10%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.91%	.98%	.89%	.85%
Expenses net of fee waivers, if any	.89%	.90%	.96%	.87%	.85%
Expenses net of all reductions	.89%	.89%	.94%	.86%	.81%
Net investment income (loss)	(.03)%	(.37)%	(.40)%	(.13)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,924,439	$ 4,250,249	$ 2,839,664	$ 1,881,600	$ 2,381,114
Portfolio turnover rate D	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 51.32	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Income from Investment Operations
Net investment income (loss) B	.02	(.15)	(.15)	(.05)	(.01)
Net realized and unrealized gain (loss)	(2.85)	15.41	11.08	(15.49)	15.03
Total from investment operations	(2.83)	15.26	10.93	(15.54)	15.02
Distributions from net investment income	-	-	-	-	(.19)
Distributions from net realized gain	(2.62)	(4.72)	(.82)	(.17)	(5.04)
Total distributions	(2.62)	(4.72)	(.82)	(.17)	(5.23)
Redemption fees added to paid in capital B	- G	.01	.01	.02	.01
Net asset value, end of period	$ 45.87	$ 51.32	$ 40.77	$ 30.65	$ 46.34
Total Return A	(5.94)%	37.45%	35.50%	(33.59)%	45.10%
Ratios to Average Net Assets C,E
Expenses before reductions	.82%	.85%	.95%	.91%	.83%
Expenses net of fee waivers, if any	.81%	.84%	.93%	.89%	.83%
Expenses net of all reductions	.81%	.83%	.91%	.86%	.79%
Net investment income (loss)	.04%	(.31)%	(.37)%	(.14)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 168,548	$ 137,246	$ 38,037	$ 6,070	$ 3,174
Portfolio turnover rate D	22%	35%	46%	42%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 29, 2012

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary

The Fund invests in certain precious metals through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 29, 2012, the Fund held $43,125,922 in the Subsidiary, representing 1.0% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Consolidated Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Consolidated Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's consolidated financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 978,179,807
Gross unrealized depreciation	(267,966,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ 710,213,695

Tax Cost	$ 4,250,258,676

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 710,223,035

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 158,364,329	$ 183,285,077
Long-term Capital Gains	80,385,768	220,239,690
Total	$ 238,750,097	$ 403,524,767

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

Annual Report

Notes to Consolidated Financial Statements - continued

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,031,786,123 and $1,013,560,327, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its net assets. Under the management contract, FMR pays all other expenses of the Subsidiary, except custodian fees.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 392,212	$ 18,344
Class T	.25%	.25%	220,956	449
Class B	.75%	.25%	241,049	180,787
Class C	.75%	.25%	719,056	161,254
			$ 1,573,273	$ 360,834

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 116,881
Class T	23,072
Class B*	51,658
Class C*	20,316
$ 211,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 435,931.28
Class T	138,519.31
Class B	70,547.29
Class C	187,586.26
Gold	11,373,521.28
Institutional Class	317,725.20
	$ 12,523,829

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,078 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,492,839.34%		$ 2,740

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,449 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $550,125. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $717,855, including $30,644 from securities loaned to FCM.

10. Expense Reductions.

FMR has contractually agreed to waive the Fund's management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund's management fee by $103,814. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $83,909 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,161.

Annual Report

Notes to Consolidated Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net realized gain
Class A	$ 7,834,928	$ 11,944,959
Class T	2,382,367	3,497,337
Class B	1,303,107	2,159,100
Class C	3,798,844	5,735,528
Gold	215,607,839	369,777,197
Institutional Class	7,823,012	10,410,646
Total	$ 238,750,097	$ 403,524,767

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 29, 2012	Year ended February 28, 2011
Class A
Shares sold	1,589,102	1,813,814	$ 76,690,664	$ 88,297,648
Reinvestment of distributions	145,713	211,919	7,265,756	10,924,421
Shares redeemed	(1,293,053)	(1,131,112)	(61,867,749)	(54,494,300)
Net increase (decrease)	441,762	894,621	$ 22,088,671	$ 44,727,769
Class T
Shares sold	326,122	503,427	$ 15,663,258	$ 24,561,424
Reinvestment of distributions	46,446	65,695	2,308,310	3,372,922
Shares redeemed	(374,234)	(315,455)	(17,626,829)	(15,070,272)
Net increase (decrease)	(1,666)	253,667	$ 344,739	$ 12,864,074
Class B
Shares sold	55,740	147,555	$ 2,638,278	$ 6,862,473
Reinvestment of distributions	22,881	37,199	1,122,370	1,885,064
Shares redeemed	(142,844)	(108,197)	(6,672,300)	(5,152,463)
Net increase (decrease)	(64,223)	76,557	$ (2,911,652)	$ 3,595,074
Class C
Shares sold	510,073	736,040	$ 24,191,165	$ 34,773,958
Reinvestment of distributions	63,636	91,950	3,100,723	4,652,354
Shares redeemed	(484,293)	(345,478)	(22,585,009)	(16,458,498)
Net increase (decrease)	89,416	482,512	$ 4,706,879	$ 22,967,814
Gold
Shares sold	30,555,727	38,551,839	$ 1,483,101,053	$ 1,893,619,015
Reinvestment of distributions	4,125,294	6,874,054	208,463,091	357,359,018
Shares redeemed	(31,912,749)	(32,315,161)	(1,536,990,789)	(1,572,262,287)
Net increase (decrease)	2,768,272	13,110,732	$ 154,573,355	$ 678,715,746
Institutional Class
Shares sold	1,664,357	2,014,694	$ 81,430,250	$ 99,860,479
Reinvestment of distributions	146,226	184,813	7,344,695	9,641,424
Shares redeemed	(810,698)	(457,947)	(38,218,873)	(22,543,878)
Net increase (decrease)	999,885	1,741,560	$ 50,556,072	$ 86,958,025

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	0.50%	8.39%	13.47%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Institutional Class shares returned 0.50%, outpacing the -1.82% return of the MSCI® U.S. IM Materials 25/50 Index but trailing the S&P 500®. Versus the MSCI index, the fund's performance particularly benefited from an overweighting and security selection in specialty chemicals. Another factor that helped was underweighting and eventually eliminating our stake in aluminum companies. An underweighting and solid picks in the steel industry also lifted the fund's result. At the individual stock level, minimizing exposure to weak-performing index component and aluminum producer Alcoa, which I sold in April, was beneficial. Other index components that bolstered relative performance because I underweighted them included Freeport-McMoRan Copper & Gold and Cliffs Natural Resources, a producer of iron ore and metallurgical coal. Additionally, overweighting specialty chemical supplier W.R. Grace was rewarding in view of the stock's gain of almost 50% during the period. Another contributor from the specialty chemical group was Netherlands-based LyondellBasell Industries, the world's largest maker of polypropylene plastic. Conversely, not owning stocks from the strong-performing paper products group curbed the fund's performance, given its gain of more than 16% in the MSCI index, and positioning in diversified chemicals also hurt. Among individual holdings, underweighting agricultural chemicals provider and major benchmark component Monsanto for much of the year hampered the fund, in view of the stock's high single-digit gain. In the second half of the year, I added to the fund's holdings here, increasing our position to an overweighting and making Monsanto the fund's second-largest holding by period end. Despite being a relative detractor, Monsanto was the fund's largest contributor in absolute terms. Avoiding two other strong-performing index components, International Paper and engine-oil additives maker Lubrizol, worked against us as well. Also weighing on performance was an out-of-benchmark stake in Ivanhoe Mines, a Canadian junior mining company that was hurt by lackluster copper demand from China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.13%
Actual		$ 1,000.00	$ 1,090.50	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.67
Class T	1.41%
Actual		$ 1,000.00	$ 1,088.90	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class B	1.90%
Actual		$ 1,000.00	$ 1,086.40	$ 9.86
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.52
Class C	1.89%
Actual		$ 1,000.00	$ 1,086.50	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.47
Materials	.85%
Actual		$ 1,000.00	$ 1,092.10	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,092.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.74	$ 4.17

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	8.1	8.5
Monsanto Co.	6.6	3.3
Air Products & Chemicals, Inc.	5.2	3.4
Dow Chemical Co.	5.1	6.6
Newmont Mining Corp.	4.6	6.1
The Mosaic Co.	3.9	4.2
Ecolab, Inc.	3.8	2.6
LyondellBasell Industries NV Class A	3.5	2.8
Freeport-McMoRan Copper & Gold, Inc.	2.7	4.1
Ball Corp.	2.6	2.6
	46.1
Top Industries (% of fund's net assets)
As of February 29, 2012
Chemicals	65.0%
Metals & Mining	20.1%
Containers & Packaging	8.0%
Food Products	1.0%
Electrical Equipment	0.6%
All Others*	5.3%

As of August 31, 2011
Chemicals	61.2%
Metals & Mining	24.5%
Containers & Packaging	6.7%
Food Products	1.3%
Electrical Equipment	0.7%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
CHEMICALS - 65.0%
Commodity Chemicals - 2.0%
Arkema SA	136,801	$ 12,534,900
Georgia Gulf Corp. (a)	78,518	2,532,991
Westlake Chemical Corp. (d)	215,670	12,989,804
		28,057,695
Diversified Chemicals - 20.5%
Akzo Nobel NV	125,082	7,094,453
BASF AG	131,323	11,529,106
Cabot Corp.	175,964	7,128,302
Dow Chemical Co.	2,181,179	73,091,308
E.I. du Pont de Nemours & Co.	2,281,017	115,989,715
Eastman Chemical Co.	582,700	31,541,551
Lanxess AG	96,293	7,196,594
Olin Corp.	390,600	8,214,318
PPG Industries, Inc.	356,576	32,537,560
		294,322,907
Fertilizers & Agricultural Chemicals - 14.2%
CF Industries Holdings, Inc.	184,424	34,302,864
Israel Chemicals Ltd.	659,400	6,990,414
Monsanto Co.	1,226,996	94,944,950
Rentech Nitrogen Partners LP	473,455	11,713,277
The Mosaic Co.	964,895	55,722,686
		203,674,191
Industrial Gases - 5.2%
Air Products & Chemicals, Inc.	829,276	74,833,866
Specialty Chemicals - 23.1%
Albemarle Corp.	304,323	20,243,566
Ashland, Inc.	373,983	23,770,359
Celanese Corp. Class A	496,966	23,640,673
Cytec Industries, Inc.	170,146	10,116,881
Ecolab, Inc.	917,474	55,048,440
H.B. Fuller Co.	225,759	6,802,119
Innophos Holdings, Inc.	235,013	11,839,955
Kraton Performance Polymers, Inc. (a)	358,939	9,974,915
LyondellBasell Industries NV Class A	1,164,006	50,261,779
OMNOVA Solutions, Inc. (a)	833,132	4,248,973
Rockwood Holdings, Inc. (a)	350,432	18,660,504
Sherwin-Williams Co.	327,147	33,745,213
Sigma Aldrich Corp.	365,082	26,209,237
W.R. Grace & Co. (a)	633,696	36,095,324
		330,657,938
TOTAL CHEMICALS		931,546,597
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Environmental & Facility Services - 0.3%
Swisher Hygiene, Inc.	262,171	773,404

	Shares	Value
Swisher Hygiene, Inc. (Canada) (a)(d)	1,197,867	$ 3,533,711
		4,307,115
CONTAINERS & PACKAGING - 8.0%
Metal & Glass Containers - 4.6%
Aptargroup, Inc.	395,300	20,863,934
Ball Corp.	935,292	37,486,503
Silgan Holdings, Inc.	190,100	8,083,052
		66,433,489
Paper Packaging - 3.4%
Rock-Tenn Co. Class A	510,625	35,993,956
Sealed Air Corp.	636,608	12,496,615
		48,490,571
TOTAL CONTAINERS & PACKAGING		114,924,060
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
GrafTech International Ltd. (a)	707,387	8,990,889
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Archer Daniels Midland Co.	477,228	14,889,514
METALS & MINING - 20.1%
Diversified Metals & Mining - 7.5%
Copper Mountain Mining Corp. (a)	1,760,700	9,091,272
First Quantum Minerals Ltd.	1,145,100	26,196,195
Freeport-McMoRan Copper & Gold, Inc.	916,848	39,021,051
Horsehead Holding Corp. (a)	225,200	2,567,280
HudBay Minerals, Inc.	357,700	4,311,990
Ivanhoe Mines Ltd. (a)	1,201,100	20,838,566
Walter Energy, Inc.	89,208	5,783,355
		107,809,709
Gold - 6.1%
Goldcorp, Inc.	297,400	14,415,478
Newcrest Mining Ltd.	184,109	6,611,599
Newmont Mining Corp.	1,106,386	65,719,328
		86,746,405
Precious Metals & Minerals - 0.3%
African Minerals Ltd. (a)	529,923	4,843,044
Steel - 6.2%
ArcelorMittal SA Class A unit	334,684	7,061,832
Carpenter Technology Corp.	296,655	15,218,402
Fortescue Metals Group Ltd.	1,267,931	7,572,985
Haynes International, Inc.	189,684	12,005,100
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Nucor Corp.	788,165	$ 34,308,822
Reliance Steel & Aluminum Co.	228,082	12,252,565
		88,419,706
TOTAL METALS & MINING		287,818,864
TOTAL COMMON STOCKS (Cost $1,130,562,901)		1,362,477,039
Convertible Bonds - 0.6%
	Principal Amount
BUILDING PRODUCTS - 0.6%
Building Products - 0.6%
Aspen Aerogels, Inc. 8% 6/1/14 (f) (Cost $7,861,200)	$ 7,861,200	7,861,200
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 0.01% to 0.08% 3/1/12 to 5/24/12 (e) (Cost $2,849,818)	2,850,000	2,849,822
Money Market Funds - 4.9%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	61,106,071	61,106,071
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	9,733,681	9,733,681
TOTAL MONEY MARKET FUNDS (Cost $70,839,752)		70,839,752
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,212,113,671)	1,444,027,813
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(9,702,050)
NET ASSETS - 100%	$ 1,434,325,763
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
350 CME E-mini S&P Select Sector Materials Index Contracts	March 2012	$ 13,629,000	1,161,335

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,900,000.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,237
Fidelity Securities Lending Cash Central Fund	444,343
Total	$ 492,580
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,362,477,039	$ 1,362,477,039	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
U.S. Treasury Obligations	2,849,822	-	2,849,822	-
Money Market Funds	70,839,752	70,839,752	-	-
Total Investments in Securities:	$ 1,444,027,813	$ 1,433,316,791	$ 2,849,822	$ 7,861,200
Derivative Instruments:
Assets
Futures Contracts	$ 1,161,335	$ 1,161,335	$ -	$ -
The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	7,861,200
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 7,861,200
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities and Derivative Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,161,335	$ -
Total Value of Derivatives	$ 1,161,335	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Canada	5.2%
Netherlands	4.0%
Germany	1.3%
Australia	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value (including securities loaned of $9,256,655) - See accompanying schedule: Unaffiliated issuers (cost $1,141,273,919)	$ 1,373,188,061
Fidelity Central Funds (cost $70,839,752)	70,839,752
Total Investments (cost $1,212,113,671)		$ 1,444,027,813
Receivable for investments sold		8,155,733
Receivable for fund shares sold		5,455,175
Dividends receivable		1,944,276
Interest receivable		469,925
Distributions receivable from Fidelity Central Funds		10,695
Prepaid expenses		3,388
Other receivables		8,326
Total assets		1,460,075,331

Liabilities
Payable for investments purchased	$ 11,605,280
Payable for fund shares redeemed	3,052,464
Accrued management fee	661,897
Distribution and service plan fees payable	102,186
Payable for daily variation margin on futures contracts	245,000
Other affiliated payables	306,770
Other payables and accrued expenses	42,290
Collateral on securities loaned, at value	9,733,681
Total liabilities		25,749,568

Net Assets		$ 1,434,325,763
Net Assets consist of:
Paid in capital		$ 1,204,629,224
Undistributed net investment income		797,816
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,176,754)
Net unrealized appreciation (depreciation) on investments		233,075,477
Net Assets		$ 1,434,325,763

Statement of Assets and Liabilities - continued

February 29, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,781,479 ÷ 2,279,140 shares)	$ 69.23

Maximum offering price per share (100/94.25 of $69.23)	$ 73.45
Class T: Net Asset Value and redemption price per share ($28,290,262 ÷ 410,520 shares)	$ 68.91

Maximum offering price per share (100/96.50 of $68.91)	$ 71.41
Class B: Net Asset Value and offering price per share ($11,039,672 ÷ 162,039 shares)A	$ 68.13

Class C: Net Asset Value and offering price per share ($58,296,470 ÷ 857,612 shares)A	$ 67.98

Materials: Net Asset Value, offering price and redemption price per share ($1,089,618,749 ÷ 15,698,552 shares)	$ 69.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($89,299,131 ÷ 1,287,694 shares)	$ 69.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends		$ 23,048,131
Interest		470,114
Income from Fidelity Central Funds		492,580
Total income		24,010,825

Expenses
Management fee	$ 7,696,020
Transfer agent fees	3,346,774
Distribution and service plan fees	1,147,958
Accounting and security lending fees	446,822
Custodian fees and expenses	50,223
Independent trustees' compensation	8,074
Registration fees	161,444
Audit	50,671
Legal	6,429
Interest	103
Miscellaneous	11,907
Total expenses before reductions	12,926,425
Expense reductions	(83,853)	12,842,572
Net investment income (loss)		11,168,253
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,413,700
Foreign currency transactions	(254,748)
Futures contracts	721,846
Total net realized gain (loss)		34,880,798
Change in net unrealized appreciation (depreciation) on: Investment securities	(67,003,496)
Assets and liabilities in foreign currencies	278
Futures contracts	1,161,335
Total change in net unrealized appreciation (depreciation)		(65,841,883)
Net gain (loss)		(30,961,085)
Net increase (decrease) in net assets resulting from operations		$ (19,792,832)

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,168,253	$ 18,226,863
Net realized gain (loss)	34,880,798	5,250,878
Change in net unrealized appreciation (depreciation)	(65,841,883)	249,900,447
Net increase (decrease) in net assets resulting from operations	(19,792,832)	273,378,188
Distributions to shareholders from net investment income	(9,840,737)	(18,392,042)
Distributions to shareholders from net realized gain	(7,461,289)	(379,797)
Total distributions	(17,302,026)	(18,771,839)
Share transactions - net increase (decrease)	(18,941,790)	520,343,234
Redemption fees	99,276	97,765
Total increase (decrease) in net assets	(55,937,372)	775,047,348

Net Assets
Beginning of period	1,490,263,135	715,215,787
End of period (including undistributed net investment income of $797,816 and distributions in excess of net investment income of $22,442, respectively)	$ 1,434,325,763	$ 1,490,263,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 69.96	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Income from Investment Operations
Net investment income (loss) C	.40	1.08 F	.30 G	.22	.46
Net realized and unrealized gain (loss)	(.35)	17.40	24.90	(29.46)	8.05
Total from investment operations	.05	18.48	25.20	(29.24)	8.51
Distributions from net investment income	(.40)	(1.06)	(.32)	(.12)	(.32)
Distributions from net realized gain	(.38)	(.01)	-	-	(2.21)
Total distributions	(.78)	(1.07)	(.32)	(.12)	(2.53) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 69.23	$ 69.96	$ 52.54	$ 27.65	$ 57.00
Total Return A,B	.21%	35.33%	91.25%	(51.30)%	16.79%
Ratios to Average Net Assets D,H
Expenses before reductions	1.13%	1.16%	1.23%	1.21%	1.21%
Expenses net of fee waivers, if any	1.13%	1.16%	1.23%	1.21%	1.21%
Expenses net of all reductions	1.13%	1.15%	1.22%	1.20%	1.21%
Net investment income (loss)	.61%	1.81% F	.65% G	.47%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,781	$ 124,160	$ 52,352	$ 10,796	$ 12,522
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..41%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.53 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 69.68	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.21	.90 F	.16 G	.10	.32
Net realized and unrealized gain (loss)	(.35)	17.34	24.81	(29.32)	8.00
Total from investment operations	(.14)	18.24	24.97	(29.22)	8.32
Distributions from net investment income	(.25)	(.92)	(.19)	(.03)	(.21)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.63)	(.92)	(.19)	(.03)	(2.42) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 68.91	$ 69.68	$ 52.35	$ 27.56	$ 56.80
Total Return A,B	(.09)%	34.98%	90.70%	(51.43)%	16.45%
Ratios to Average Net Assets D,H
Expenses before reductions	1.42%	1.44%	1.52%	1.46%	1.46%
Expenses net of fee waivers, if any	1.42%	1.44%	1.52%	1.46%	1.46%
Expenses net of all reductions	1.41%	1.43%	1.51%	1.46%	1.46%
Net investment income (loss)	.33%	1.54% F	.35% G	.22%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,290	$ 25,570	$ 14,712	$ 4,944	$ 6,850
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..14%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.42 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 68.95	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Income from Investment Operations
Net investment income (loss) C	(.11)	.60 F	(.07) G	(.12)	.04
Net realized and unrealized gain (loss)	(.33)	17.13	24.61	(29.13)	7.98
Total from investment operations	(.44)	17.73	24.54	(29.25)	8.02
Distributions from net investment income	-	(.65)	(.04)	-	(.04)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.38)	(.65)	(.04)	-	(2.25) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 68.13	$ 68.95	$ 51.86	$ 27.35	$ 56.59
Total Return A,B	(.57)%	34.29%	89.79%	(51.67)%	15.89%
Ratios to Average Net Assets D,H
Expenses before reductions	1.91%	1.93%	2.02%	1.95%	1.97%
Expenses net of fee waivers, if any	1.91%	1.93%	2.02%	1.95%	1.97%
Expenses net of all reductions	1.91%	1.92%	2.01%	1.95%	1.96%
Net investment income (loss)	(.17)%	1.04% F	(.15)% G	(.27)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,040	$ 13,507	$ 9,538	$ 2,601	$ 4,173
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36) %. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.25 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2012 J	2011	2010	2009	2008 J
Selected Per-Share Data
Net asset value, beginning of period	$ 68.78	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Income from Investment Operations
Net investment income (loss) C	(.10)	.61 F	(.06) G	(.13)	.04
Net realized and unrealized gain (loss)	(.32)	17.09	24.57	(29.07)	7.97
Total from investment operations	(.42)	17.70	24.51	(29.20)	8.01
Distributions from net investment income	-	(.72)	(.04)	-	(.12)
Distributions from net realized gain	(.38)	-	-	-	(2.21)
Total distributions	(.38)	(.72)	(.04)	-	(2.33) L
Redemption fees added to paid in capital C	- K	.01	.01	.01	.01
Net asset value, end of period	$ 67.98	$ 68.78	$ 51.79	$ 27.31	$ 56.50
Total Return A,B	(.55)%	34.29%	89.82%	(51.66)%	15.87%
Ratios to Average Net Assets D,H
Expenses before reductions	1.89%	1.93%	2.01%	1.95%	1.96%
Expenses net of fee waivers, if any	1.89%	1.93%	2.01%	1.95%	1.96%
Expenses net of all reductions	1.89%	1.92%	2.00%	1.95%	1.96%
Net investment income (loss)	(.15)%	1.04% F	(.13)% G	(.27)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,296	$ 46,525	$ 20,469	$ 5,509	$ 8,743
Portfolio turnover rate E	94%	87%	104% I	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35) %. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.33 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 70.11	$ 52.61	$ 27.66	$ 57.01	$ 50.92
Income from Investment Operations
Net investment income (loss) B	.60	1.25 E	.43 F	.38	.64
Net realized and unrealized gain (loss)	(.37)	17.43	24.91	(29.54)	8.01
Total from investment operations	.23	18.68	25.34	(29.16)	8.65
Distributions from net investment income	(.55)	(1.16)	(.40)	(.20)	(.36)
Distributions from net realized gain	(.38)	(.03)	-	-	(2.21)
Total distributions	(.93)	(1.19)	(.40)	(.20)	(2.57) K
Redemption fees added to paid in capital B	- J	.01	.01	.01	.01
Net asset value, end of period	$ 69.41	$ 70.11	$ 52.61	$ 27.66	$ 57.01
Total Return A	.49%	35.70%	91.77%	(51.15)%	17.10%
Ratios to Average Net Assets C,G
Expenses before reductions	.85%	.88%	.96%	.90%	.91%
Expenses net of fee waivers, if any	.85%	.88%	.96%	.90%	.90%
Expenses net of all reductions	.84%	.87%	.94%	.90%	.89%
Net investment income (loss)	.90%	2.10% E	.92% F	.78%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,089,619	$ 1,195,371	$ 604,475	$ 127,551	$ 353,185
Portfolio turnover rate D	94%	87%	104% H	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. F nvestment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $2.57 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2012 I	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 70.05	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.60	1.28 E	.46 F	.38	.64
Net realized and unrealized gain (loss)	(.36)	17.40	24.89	(29.53)	8.00
Total from investment operations	.24	18.68	25.35	(29.15)	8.64
Distributions from net investment income	(.56)	(1.19)	(.44)	(.20)	(.36)
Distributions from net realized gain	(.38)	(.03)	-	-	(2.21)
Total distributions	(.94)	(1.22)	(.44)	(.20)	(2.56) K
Redemption fees added to paid in capital B	- J	.01	.01	.01	.01
Net asset value, end of period	$ 69.35	$ 70.05	$ 52.58	$ 27.66	$ 57.00
Total Return A	.50%	35.73%	91.79%	(51.15)%	17.08%
Ratios to Average Net Assets C,G
Expenses before reductions	.84%	.86%	.94%	.90%	.89%
Expenses net of fee waivers, if any	.84%	.86%	.94%	.90%	.89%
Expenses net of all reductions	.83%	.85%	.93%	.90%	.89%
Net investment income (loss)	.91%	2.11% E	.94% F	.78%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,299	$ 85,130	$ 13,670	$ 719	$ 1,820
Portfolio turnover rate D	94%	87%	104% H	117%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $2.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 256,439,881
Gross unrealized depreciation	(31,121,651)
Net unrealized appreciation (depreciation) on securities and other investments	$ 225,318,230

Tax cost	$ 1,218,709,583

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 797,818
Undistributed long-term capital gain	$ 7,329,133
Net unrealized appreciation (depreciation)	$ 225,318,230

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 9,840,737	$ 18,771,839
Long-term Capital Gains	7,461,289	-
Total	$ 17,302,026	$ 18,771,839

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. At February 29, 2012 capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (5,392,414)
2017	(6,058,499)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (12,554,688)

Included in the $12,554,688 of the Fund's capital loss carryforwards are $12,554,688 of capital loss carryforwards that were acquired from Paper and Forest Products Portfolio when it merged into the fund on June 19, 2009 of which $5,392,414, $6,058,499, $1,022,988 and $80,787 will expire in fiscal 2016, 2017, 2018 and 2019, respectively. Under the Internal Revenue Code, the losses acquired from Paper and Forest Products Portfolio that will be available to offset future capital gains of the Fund will be limited. As a result, at least $8,806,047 of the losses acquired from Paper and Forest Products Portfolio will expire unused.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period.

During the period the Fund recognized net realized gain (loss) of $721,846 and a change in net unrealized appreciation (depreciation) of $1,161,335 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,278,026,047 and $1,301,355,608, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 358,959	$ 20,435
Class T	.25%	.25%	131,852	263
Class B	.75%	.25%	120,464	90,349
Class C	.75%	.25%	536,683	264,612
			$ 1,147,958	$ 375,659

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 172,504
Class T	15,873
Class B*	19,656
Class C*	21,433
$ 229,466

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 388,700.27
Class T	81,194.31
Class B	36,351.30
Class C	150,536.28
Materials	2,513,812.24
Institutional Class	176,181.23
	$ 3,346,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,641 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,119,500.36%		$ 103

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $444,343. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $82,394 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,459.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year Ended February 29, 2012	Year Ended February 28, 2011
From net investment income
Class A	$ 868,107	$ 1,422,379
Class T	100,314	289,521
Class B	-	122,322
Class C	-	341,974
Materials	8,266,851	15,509,343
Institutional Class	605,465	706,503
Total	$ 9,840,737	$ 18,392,042
From net realized gain
Class A	$ 816,536	$ 10,674
Class T	151,869	-
Class B	66,321	-
Class C	312,224	-
Materials	5,701,275	358,147
Institutional Class	413,064	10,976
Total	$ 7,461,289	$ 379,797

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 29, 2012	Year Ended February 28, 2011
Class A
Shares sold	1,406,389	1,281,666	$ 95,285,956	$ 79,405,808
Reinvestment of distributions	23,605	18,751	1,462,799	1,225,248
Shares redeemed	(925,476)	(522,145)	(60,145,567)	(29,567,388)
Net increase (decrease)	504,518	778,272	$ 36,603,188	$ 51,063,668
Class T
Shares sold	150,265	162,727	$ 10,197,019	$ 9,996,553
Reinvestment of distributions	3,964	4,298	244,682	280,166
Shares redeemed	(110,682)	(81,055)	(7,174,563)	(4,620,393)
Net increase (decrease)	43,547	85,970	$ 3,267,138	$ 5,656,326
Class B
Shares sold	35,651	78,978	$ 2,318,398	$ 4,548,346
Reinvestment of distributions	909	1,536	55,554	99,242
Shares redeemed	(70,403)	(68,559)	(4,524,937)	(3,840,777)
Net increase (decrease)	(33,843)	11,955	$ (2,150,985)	$ 806,811
Class C
Shares sold	456,374	420,386	$ 30,369,453	$ 26,286,596
Reinvestment of distributions	4,184	4,421	254,995	284,977
Shares redeemed	(279,339)	(143,652)	(17,740,501)	(7,964,201)
Net increase (decrease)	181,219	281,155	$ 12,883,947	$ 18,607,372
Materials
Shares sold	6,950,456	11,993,105	$ 471,314,225	$ 750,476,205
Reinvestment of distributions	214,200	229,147	13,299,700	14,963,249
Shares redeemed	(8,516,169)	(6,662,930)	(562,008,908)	(384,640,831)
Net increase (decrease)	(1,351,513)	5,559,322	$ (77,394,983)	$ 380,798,623
Institutional Class
Shares sold	1,444,894	1,219,205	$ 97,144,756	$ 77,607,131
Reinvestment of distributions	13,291	8,764	824,595	572,066
Shares redeemed	(1,385,770)	(272,695)	(90,119,446)	(14,768,763)
Net increase (decrease)	72,415	955,274	$ 7,849,905	$ 63,410,434

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-0.26%	-0.36%	5.43%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 28, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. Of the 10 major market sectors in the S&P 500®, three defensive areas led the way - consumer staples, health care and utilities - while financials, materials and energy finished in negative territory. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Kristina Salen, Portfolio Manager of Fidelity Advisor® Telecommunications Fund: For the one-year period ending February 29, 2012, the fund's Institutional Class shares returned -0.26%, trailing the 0.12% result of the MSCI® U.S. IM Telecommunications Services 25/50 Index and the broad-based S&P 500®. Versus the MSCI index, the fund was hurt the most by large underweightings in telecom giants Verizon Communications and AT&T, which together comprised about 46% of the sector benchmark, on average. Generally speaking, when the market experiences volatility such as we saw in the middle third of the period, large integrated telecom stocks tend to outperform, bolstered by their more-defensive characteristics. Elsewhere, general concern about the broader Chinese stock market, alleged fraud at Chinese information technology services company Longtop Financial Technologies and rising wage costs hurt many stocks in that country, including AsiaInfo-Linkage, an out-of-benchmark holding I ultimately sold from the fund. The firm provides telecom software solutions and tech products and services. Cable provider NII Holdings faced a number of challenges in the third quarter, along with adverse currency exposure to emerging markets. Despite the drop, I remained optimistic about the stock and continued to hold it at period end. An overweighted position in Cbeyond, an integrated telecom services provider, hampered relative results. I owned the stock because I thought the company likely would be a takeout target, which didn't pan out during the period. A modest cash position also curbed relative results. On the flip side, avoiding Alaska Communications Systems Group, a regional integrated telecom firm in the index, was the biggest relative contributor, as the company missed earnings estimates for much of the year. Additionally, stocks of companies with exposure to the state are often influenced by oil prices, which were volatile during the period. Instead of holding a position in Alaska Communications, the fund owned shares of its primary competitor, General Communications, which I bought in July because of its exposure to the faster-growing cable industry. Favorable positioning in prepaid wireless provider Leap Wireless International helped given the stock's volatility. The company's services predominately appeal to more-price-sensitive consumers, and its stock is often among the first to be affected by macroeconomic concerns. A scant stake in Frontier Communications was another good call. Shares of the integrated telecom firm declined steadily, as the company struggled to integrate an acquisition and missed earnings and revenue estimates during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Class A	1.19%
Actual		$ 1,000.00	$ 1,019.90	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 5.97
Class T	1.49%
Actual		$ 1,000.00	$ 1,018.60	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.45	$ 7.47
Class B	1.94%
Actual		$ 1,000.00	$ 1,016.10	$ 9.72
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.72
Class C	1.93%
Actual		$ 1,000.00	$ 1,016.20	$ 9.68
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Telecommunications	.90%
Actual		$ 1,000.00	$ 1,021.70	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.39	$ 4.52
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,021.00	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	20.4	17.9
Verizon Communications, Inc.	13.4	6.7
CenturyLink, Inc.	9.0	8.8
Crown Castle International Corp.	6.7	6.0
SBA Communications Corp. Class A	4.9	3.5
tw telecom, inc.	4.4	3.7
AboveNet, Inc.	3.0	2.2
Level 3 Communications, Inc.	2.9	0.0
Sprint Nextel Corp.	2.8	5.2
MetroPCS Communications, Inc.	2.7	1.9
	70.2
Top Industries (% of fund's net assets)
As of February 29, 2012
Diversified Telecommunication Services	64.9%
Wireless Telecommunication Services	28.6%
Media	2.1%
Software	0.0%**
Communications Equipment	0.0%
All Others*	4.4%

As of August 31, 2011
Diversified Telecommunication Services	58.3%
Wireless Telecommunication Services	31.8%
Media	2.1%
Software	1.6%
Construction & Engineering	1.0%
All Others*	5.2%

* Includes short-term investments and net other assets.
**Amount represents less than 0.1%.

Annual Report

Telecommunications Portfolio

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. (a)	8,071	$ 0
DIVERSIFIED TELECOMMUNICATION SERVICES - 64.9%
Alternative Carriers - 12.8%
AboveNet, Inc. (a)	153,200	10,656,592
Cogent Communications Group, Inc. (a)	291,602	5,371,309
Level 3 Communications, Inc. (a)	421,391	10,244,015
tw telecom, inc. (a)	728,757	15,741,151
Vonage Holdings Corp. (a)	1,419,000	3,391,410
		45,404,477
Integrated Telecommunication Services - 52.1%
AT&T, Inc.	2,359,919	72,189,921
Cbeyond, Inc. (a)	354,898	2,725,617
CenturyLink, Inc.	794,984	31,998,106
China Telecom Corp. Ltd. sponsored ADR	36,300	2,205,225
China Unicom Ltd. sponsored ADR	144,200	2,573,970
Frontier Communications Corp. (d)	744,900	3,419,091
General Communications, Inc. Class A (a)	896,300	9,491,817
Telefonica Brasil SA sponsored ADR	134,463	3,957,246
Telenor ASA sponsored ADR	71,600	3,957,332
Verizon Communications, Inc.	1,250,141	47,642,874
Windstream Corp.	382,682	4,622,799
		184,783,998
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		230,188,475
MEDIA - 2.1%
Cable & Satellite - 2.1%
Cablevision Systems Corp. - NY Group Class A	121,000	1,721,830
Time Warner Cable, Inc.	27,600	2,189,784
Virgin Media, Inc.	150,700	3,797,640
		7,709,254
SOFTWARE - 0.0%
Application Software - 0.0%
Synchronoss Technologies, Inc. (a)	3	100
WIRELESS TELECOMMUNICATION SERVICES - 28.6%
Wireless Telecommunication Services - 28.6%
Clearwire Corp. Class A (a)	3,658,136	8,413,713

	Shares	Value
Crown Castle International Corp. (a)	461,683	$ 23,919,796
Leap Wireless International, Inc. (a)(d)	590,700	6,166,908
MetroPCS Communications, Inc. (a)	926,606	9,544,042
Mobile TeleSystems OJSC sponsored ADR	50,200	916,150
NII Holdings, Inc. (a)	324,800	5,807,424
NTELOS Holdings Corp.	155,106	3,606,215
PT Tower Bersama Infrastructure Tbk	7,824,500	2,255,404
SBA Communications Corp. Class A (a)	367,182	17,231,851
Sprint Nextel Corp. (a)	4,030,650	9,955,706
TIM Participacoes SA sponsored ADR	95,700	2,875,785
Turkcell Iletisim Hizmet A/S (a)	222,000	1,215,047
VimpelCom Ltd. sponsored ADR	349,500	4,253,415
Vodafone Group PLC sponsored ADR	196,100	5,312,349
		101,473,805
TOTAL COMMON STOCKS (Cost $355,860,852)		339,371,634
Money Market Funds - 6.3%

Fidelity Cash Central Fund, 0.12% (b)	12,700,251	12,700,251
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	9,541,675	9,541,675
TOTAL MONEY MARKET FUNDS (Cost $22,241,926)		22,241,926
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $378,102,778)		361,613,560
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(6,841,457)
NET ASSETS - 100%		$ 354,772,103
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,375
Fidelity Securities Lending Cash Central Fund	221,785
Total	$ 231,160
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 339,371,634	$ 338,156,587	$ 1,215,047	$ -
Money Market Funds	22,241,926	22,241,926	-	-
Total Investments in Securities:	$ 361,613,560	$ 360,398,513	$ 1,215,047	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(580,722)
Total Unrealized Gain (Loss)	580,722
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value (including securities loaned of $9,238,200) - See accompanying schedule: Unaffiliated issuers (cost $355,860,852)	$ 339,371,634
Fidelity Central Funds (cost $22,241,926)	22,241,926
Total Investments (cost $378,102,778)		$ 361,613,560
Foreign currency held at value (cost $168,698)		168,851
Receivable for investments sold		2,612,162
Receivable for fund shares sold		2,785,690
Dividends receivable		48,565
Distributions receivable from Fidelity Central Funds		3,673
Prepaid expenses		798
Other receivables		16,210
Total assets		367,249,509

Liabilities
Payable for fund shares redeemed	$ 2,651,512
Accrued management fee	159,954
Distribution and service plan fees payable	5,460
Other affiliated payables	82,497
Other payables and accrued expenses	36,308
Collateral on securities loaned, at value	9,541,675
Total liabilities		12,477,406

Net Assets		$ 354,772,103
Net Assets consist of:
Paid in capital		$ 428,594,875
Undistributed net investment income		730,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(58,062,554)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,490,635)
Net Assets		$ 354,772,103

Statement of Assets and Liabilities - continued

February 29, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,676,844 ÷ 101,396.1 shares)	$ 46.12

Maximum offering price per share (100/94.25 of $46.12)	$ 48.93
Class T: Net Asset Value and redemption price per share ($2,701,669 ÷ 58,725.5 shares)	$ 46.01

Maximum offering price per share (100/96.50 of $46.01)	$ 47.68
Class B: Net Asset Value and offering price per share ($595,705 ÷ 12,910.6 shares)A	$ 46.14

Class C: Net Asset Value and offering price per share ($3,513,809 ÷ 76,348.4 shares)A	$ 46.02

Telecommunications: Net Asset Value, offering price and redemption price per share ($342,261,830 ÷ 7,399,306.1 shares)	$ 46.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,022,246 ÷ 22,127.9 shares)	$ 46.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends		$ 8,635,002
Interest		58
Income from Fidelity Central Funds		231,160
Total income		8,866,220

Expenses
Management fee	$ 2,062,779
Transfer agent fees	925,458
Distribution and service plan fees	65,575
Accounting and security lending fees	148,637
Custodian fees and expenses	21,421
Independent trustees' compensation	2,216
Registration fees	89,139
Audit	63,168
Legal	5,454
Interest	700
Miscellaneous	3,988
Total expenses before reductions	3,388,535
Expense reductions	(63,865)	3,324,670
Net investment income (loss)		5,541,550
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,806,335
Foreign currency transactions	(80,492)
Total net realized gain (loss)		24,725,843
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,725,628)
Assets and liabilities in foreign currencies	383
Total change in net unrealized appreciation (depreciation)		(35,725,245)
Net gain (loss)		(10,999,402)
Net increase (decrease) in net assets resulting from operations		$ (5,457,852)

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,541,550	$ 5,690,743
Net realized gain (loss)	24,725,843	23,994,180
Change in net unrealized appreciation (depreciation)	(35,725,245)	56,972,793
Net increase (decrease) in net assets resulting from operations	(5,457,852)	86,657,716
Distributions to shareholders from net investment income	(4,955,219)	(7,366,695)
Share transactions - net increase (decrease)	(2,457,615)	(685,685)
Redemption fees	35,055	11,018
Total increase (decrease) in net assets	(12,835,631)	78,616,354

Net Assets
Beginning of period	367,607,734	288,991,380
End of period (including undistributed net investment income of $730,417 and undistributed net investment income of $260,753, respectively)	$ 354,772,103	$ 367,607,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.93	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Income from Investment Operations
Net investment income (loss) C	.56	.57	.67	.22	.26
Net realized and unrealized gain (loss)	(.86)	9.49	10.55	(15.60)	(8.08)
Total from investment operations	(.30)	10.06	11.22	(15.38)	(7.82)
Distributions from net investment income	(.51)	(.77)	(.19)	(.35) K	(.51)
Distributions from net realized gain	-	-	(.05)	(.18) K	-
Total distributions	(.51)	(.77)	(.24) I	(.52) J	(.51)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.12	$ 46.93	$ 37.64	$ 26.66	$ 42.56
Total Return A,B	(.54)%	26.87%	42.07%	(36.16)%	(15.55)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.20%	1.20%	1.26%	1.21%	1.20%
Expenses net of fee waivers, if any	1.20%	1.20%	1.26%	1.21%	1.20%
Expenses net of all reductions	1.18%	1.18%	1.24%	1.21%	1.19%
Net investment income (loss)	1.21%	1.35%	1.89%	.61%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,677	$ 4,305	$ 3,343	$ 2,112	$ 2,791
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. J Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.81	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Income from Investment Operations
Net investment income (loss) C	.42	.45	.57	.12	.12
Net realized and unrealized gain (loss)	(.84)	9.47	10.54	(15.56)	(8.07)
Total from investment operations	(.42)	9.92	11.11	(15.44)	(7.95)
Distributions from net investment income	(.38)	(.66)	(.22)	(.24) K	(.42)
Distributions from net realized gain	-	-	(.03)	(.13) K	-
Total distributions	(.38)	(.66)	(.24) I	(.37) J	(.42)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.01	$ 46.81	$ 37.55	$ 26.68	$ 42.49
Total Return A,B	(.82)%	26.54%	41.64%	(36.34)%	(15.78)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.48%	1.55%	1.49%	1.46%
Expenses net of fee waivers, if any	1.49%	1.48%	1.55%	1.49%	1.46%
Expenses net of all reductions	1.47%	1.46%	1.53%	1.48%	1.45%
Net investment income (loss)	.92%	1.06%	1.60%	.33%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,702	$ 2,882	$ 2,051	$ 620	$ 1,270
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. J Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.93	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Income from Investment Operations
Net investment income (loss) C	.21	.25	.40	(.05)	(.14)
Net realized and unrealized gain (loss)	(.83)	9.48	10.54	(15.49)	(8.04)
Total from investment operations	(.62)	9.73	10.94	(15.54)	(8.18)
Distributions from net investment income	(.17)	(.40)	(.04)	(.11) K	(.20)
Distributions from net realized gain	-	-	(.01)	(.06) K	-
Total distributions	(.17)	(.40)	(.05) I	(.17) J	(.20)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.14	$ 46.93	$ 37.60	$ 26.71	$ 42.42
Total Return A,B	(1.29)%	25.96%	40.97%	(36.64)%	(16.18)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.95%	1.95%	2.01%	1.97%	1.95%
Expenses net of fee waivers, if any	1.95%	1.95%	2.01%	1.97%	1.95%
Expenses net of all reductions	1.93%	1.93%	2.00%	1.96%	1.94%
Net investment income (loss)	.47%	.60%	1.13%	(.15)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 596	$ 706	$ 641	$ 363	$ 741
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. J Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,	2012 G	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 46.89	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Income from Investment Operations
Net investment income (loss) C	.22	.26	.41	(.05)	(.14)
Net realized and unrealized gain (loss)	(.84)	9.46	10.56	(15.50)	(8.03)
Total from investment operations	(.62)	9.72	10.97	(15.55)	(8.17)
Distributions from net investment income	(.25)	(.44)	(.10)	(.07) K	(.22)
Distributions from net realized gain	-	-	(.02)	(.05) K	-
Total distributions	(.25)	(.44)	(.12) I	(.11) J	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 46.02	$ 46.89	$ 37.61	$ 26.76	$ 42.42
Total Return A,B	(1.27)%	25.95%	41.00%	(36.64)%	(16.17)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.93%	1.94%	2.01%	1.97%	1.95%
Expenses net of fee waivers, if any	1.93%	1.94%	2.01%	1.97%	1.95%
Expenses net of all reductions	1.91%	1.92%	2.00%	1.96%	1.94%
Net investment income (loss)	.48%	.61%	1.13%	(.14)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,514	$ 3,035	$ 2,151	$ 371	$ 902
Portfolio turnover rate E	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. J Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 47.07	$ 37.73	$ 26.74	$ 42.70	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.70	.69	.76	.30	.43
Net realized and unrealized gain (loss)	(.86)	9.52	10.59	(15.65)	(8.12)
Total from investment operations	(.16)	10.21	11.35	(15.35)	(7.69)
Distributions from net investment income	(.65)	(.87)	(.31)	(.41) J	(.52)
Distributions from net realized gain	-	-	(.05)	(.20) J	-
Total distributions	(.65)	(.87)	(.36) H	(.61) I	(.52)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.26	$ 47.07	$ 37.73	$ 26.74	$ 42.70
Total Return A	(.23)%	27.24%	42.43%	(36.00)%	(15.30)%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.92%	.99%	.97%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.99%	.97%	.90%
Expenses net of all reductions	.88%	.91%	.98%	.96%	.90%
Net investment income (loss)	1.52%	1.62%	2.15%	.85%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,262	$ 354,938	$ 279,704	$ 196,231	$ 334,565
Portfolio turnover rate D	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. I Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 47.02	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Income from Investment Operations
Net investment income (loss) B	.70	.71	.84	.34	.45
Net realized and unrealized gain (loss)	(.88)	9.50	10.55	(15.67)	(8.09)
Total from investment operations	(.18)	10.21	11.39	(15.33)	(7.64)
Distributions from net investment income	(.64)	(.88)	(.38)	(.40) J	(.62)
Distributions from net realized gain	-	-	(.05)	(.20) J	-
Total distributions	(.64)	(.88)	(.43) H	(.59) I	(.62)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 46.20	$ 47.02	$ 37.69	$ 26.73	$ 42.65
Total Return A	(.26)%	27.27%	42.59%	(35.99)%	(15.23)%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.91%	.86%	.91%	.83%
Expenses net of fee waivers, if any	.89%	.91%	.86%	.91%	.83%
Expenses net of all reductions	.87%	.89%	.84%	.90%	.83%
Net investment income (loss)	1.52%	1.64%	2.29%	.91%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,022	$ 1,743	$ 1,101	$ 68	$ 256
Portfolio turnover rate D	72%	72%	90%	168%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. I Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012 (Unaudited)

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements (Unaudited) - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 29,182,921
Gross unrealized depreciation	(55,138,742)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,955,821)

Tax Cost	$ 387,569,381

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 730,658
Capital loss carryforward	$ (44,224,120)
Net unrealized appreciation (depreciation)	$ (25,957,238)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (31,682,432)
2018	(12,541,688)
Total with expiration	$ (44,224,120)

The Fund intends to elect to defer to its fiscal year ending February 28, 2013 approximately $4,371,830 of capital losses recognized during the period November 1, 2011 to February 29, 2012.

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 4,955,219	$ 7,366,695

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $262,185,946 and $276,332,232, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements (Unaudited) - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,169	$ 763
Class T	.25%	.25%	14,474	-
Class B	.75%	.25%	6,364	4,772
Class C	.75%	.25%	32,568	9,590
			$ 65,575	$ 15,125

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,940
Class T	2,745
Class B*	725
Class C*	1,809
$ 11,219

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,691.30
Class T	9,931.34
Class B	1,906.30
Class C	9,131.28
Telecommunications	885,774.25
Institutional Class	4,025.24
	$ 925,458

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,682 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,288,143.32%		$ 700

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,117 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $221,785. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $63,865 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
From net investment income
Class A	$ 54,285	$ 67,506
Class T	24,009	39,660
Class B	2,206	6,185
Class C	19,099	26,169
Telecommunications	4,833,836	7,180,244
Institutional Class	21,784	46,931
Total	$ 4,955,219	$ 7,366,695

Annual Report

Notes to Financial Statements (Unaudited) - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 29,	Year ended February 28,	Year ended February 29,	Year ended February 28,
	2012	2011	2012	2011
Class A
Shares sold	70,128	40,645	$ 3,321,351	$ 1,741,332
Reinvestment of distributions	1,116	1,359	47,447	59,381
Shares redeemed	(61,569)	(39,099)	(2,787,444)	(1,642,347)
Net increase (decrease)	9,675	2,905	$ 581,354	$ 158,366
Class T
Shares sold	24,101	23,206	$ 1,100,865	$ 981,887
Reinvestment of distributions	557	894	23,555	39,051
Shares redeemed	(27,493)	(17,166)	(1,235,915)	(731,684)
Net increase (decrease)	(2,835)	6,934	$ (111,495)	$ 289,254
Class B
Shares sold	1,659	3,985	$ 77,673	$ 164,934
Reinvestment of distributions	46	125	1,965	5,371
Shares redeemed	(3,832)	(6,122)	(176,016)	(254,241)
Net increase (decrease)	(2,127)	(2,012)	$ (96,378)	$ (83,936)
Class C
Shares sold	30,950	29,965	$ 1,412,876	$ 1,283,190
Reinvestment of distributions	313	433	13,236	18,769
Shares redeemed	(19,633)	(22,865)	(879,199)	(981,215)
Net increase (decrease)	11,630	7,533	$ 546,913	$ 320,744
Telecommunications
Shares sold	3,856,487	3,169,647	$ 180,498,933	$ 131,656,721
Reinvestment of distributions	108,713	156,783	4,652,114	6,893,743
Shares redeemed	(4,106,690)	(3,199,430)	(188,141,891)	(139,972,066)
Net increase (decrease)	(141,490)	127,000	$ (2,990,844)	$ (1,421,602)
Institutional Class
Shares sold	107,857	131,873	$ 5,158,491	$ 5,646,597
Reinvestment of distributions	401	800	17,134	36,161
Shares redeemed	(123,190)	(124,838)	(5,562,790)	(5,631,269)
Net increase (decrease)	(14,932)	7,835	$ (387,165)	$ 51,489

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 15% of the total outstanding shares of the fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 27% of the total outstanding shares of Telecommunications.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present) and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (43)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Senior Vice President of the Fidelity Asset Management Division (2009-present) and is an employee of Fidelity Investments.

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/16/12	04/13/12	$0.153	$0.230

Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/16/12	04/13/12	$0.000	$0.000

Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/16/12	04/13/12	$0.049	$0.362

Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/16/12	04/13/12	$0.088	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$27,521,817
Gold Portfolio	$57,371,714
Materials Portfolio	$23,857,232

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	April 2011	December 2011
Consumer Staples Portfolio
Institutional Class	100%	93%
Gold Portfolio
Institutional Class	0%	0%
Materials Portfolio
Institutional Class	0%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2011	December 2011
Consumers Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	0%	0%
Materials Portfolio
Institutional Class	0%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

Annual Report

Distributions - continued

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Institutional Class	4/18/2011	$0.010	$0.0043

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ASGMTI-UANN-0412
1.845768.105

Item 2. Code of Ethics

As of the end of the period, February 29, 2012, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 29, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$33,000	$-	$2,700	$1,600
Automotive Portfolio	$33,000	$-	$2,700	$1,600
Banking Portfolio	$33,000	$-	$2,700	$1,700
Biotechnology Portfolio	$38,000	$-	$2,700	$2,100
Brokerage and Investment Management Portfolio	$33,000	$-	$2,700	$1,700
Chemicals Portfolio	$33,000	$-	$2,700	$1,900
Communications Equipment Portfolio	$33,000	$-	$2,700	$1,700
Computers Portfolio	$33,000	$-	$2,700	$1,800
Construction and Housing Portfolio	$32,000	$-	$2,700	$1,600
Consumer Discretionary Portfolio	$32,000	$-	$2,700	$1,600
Consumer Finance Portfolio	$32,000	$-	$2,700	$1,600
Consumer Staples Portfolio	$38,000	$-	$2,700	$2,200
Defense and Aerospace Portfolio	$33,000	$-	$2,700	$1,800
Electronics Portfolio	$34,000	$-	$2,700	$2,000
Energy Portfolio	$35,000	$-	$2,900	$2,600
Energy Service Portfolio	$34,000	$-	$2,700	$2,200
Environment and Alternative Energy Portfolio	$32,000	$-	$2,700	$1,600
Financial Services Portfolio	$33,000	$-	$2,700	$1,700
Gold Portfolio	$57,000	$-	$6,400	$3,500
Health Care Portfolio	$35,000	$-	$2,700	$2,400
Industrial Equipment Portfolio	$37,000	$-	$2,700	$1,700
Industrials Portfolio	$33,000	$-	$2,700	$1,800
Insurance Portfolio	$33,000	$-	$2,700	$1,600
IT Services Portfolio	$32,000	$-	$2,700	$1,600
Leisure Portfolio	$33,000	$-	$2,700	$1,700
Materials Portfolio	$38,000	$-	$2,700	$2,100
Medical Delivery Portfolio	$33,000	$-	$2,700	$1,900
Medical Equipment and Systems Portfolio	$35,000	$-	$2,700	$2,100
Multimedia Portfolio	$32,000	$-	$2,700	$1,600
Natural Gas Portfolio	$33,000	$-	$2,700	$1,900
Natural Resources Portfolio	$34,000	$-	$2,700	$2,200
Pharmaceuticals Portfolio	$33,000	$-	$2,700	$1,800
Retailing Portfolio	$33,000	$-	$2,700	$1,700
Software and Computer Services Portfolio	$34,000	$-	$2,700	$2,100
Technology Portfolio	$35,000	$-	$2,700	$2,600
Telecommunications Portfolio	$36,000	$-	$2,700	$1,700
Transportation Portfolio	$34,000	$-	$2,700	$1,700
Utilities Portfolio	$32,000	$-	$2,700	$1,800
Wireless Portfolio	$32,000	$-	$2,700	$1,700

February 28, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$32,000	$-	$2,700	$2,100
Automotive Portfolio	$32,000	$-	$2,700	$2,100
Banking Portfolio	$33,000	$-	$2,700	$2,300
Biotechnology Portfolio	$34,000	$-	$2,700	$2,600
Brokerage and Investment Management Portfolio	$33,000	$-	$2,700	$2,300
Chemicals Portfolio	$32,000	$-	$2,700	$2,300
Communications Equipment Portfolio	$33,000	$-	$2,700	$2,200
Computers Portfolio	$33,000	$-	$2,700	$2,300
Construction and Housing Portfolio	$32,000	$-	$2,700	$2,100
Consumer Discretionary Portfolio	$32,000	$-	$2,700	$2,100
Consumer Finance Portfolio	$32,000	$-	$2,700	$2,100
Consumer Staples Portfolio	$39,000	$-	$2,700	$2,800
Defense and Aerospace Portfolio	$33,000	$-	$2,700	$2,400
Electronics Portfolio	$34,000	$-	$2,700	$2,600
Energy Portfolio	$35,000	$-	$2,900	$3,200
Energy Service Portfolio	$34,000	$-	$2,700	$2,800
Environment and Alternative Energy Portfolio	$32,000	$-	$2,700	$2,000
Financial Services Portfolio	$33,000	$-	$2,700	$2,300
Gold Portfolio	$59,000	$-	$6,400	$4,400
Health Care Portfolio	$34,000	$-	$2,700	$3,000
Industrial Equipment Portfolio	$36,000	$-	$2,700	$2,100
Industrials Portfolio	$33,000	$-	$2,700	$2,200
Insurance Portfolio	$32,000	$-	$2,700	$2,100
IT Services Portfolio	$32,000	$-	$2,700	$2,100
Leisure Portfolio	$33,000	$-	$2,700	$2,200
Materials Portfolio	$38,000	$-	$2,700	$2,500
Medical Delivery Portfolio	$33,000	$-	$2,700	$2,300
Medical Equipment and Systems Portfolio	$34,000	$-	$2,700	$2,800
Multimedia Portfolio	$32,000	$-	$2,700	$2,100
Natural Gas Portfolio	$33,000	$-	$2,700	$2,600
Natural Resources Portfolio	$34,000	$-	$2,700	$2,800
Pharmaceuticals Portfolio	$32,000	$-	$2,700	$2,200
Retailing Portfolio	$32,000	$-	$2,700	$2,100
Software and Computer Services Portfolio	$34,000	$-	$2,700	$2,600
Technology Portfolio	$35,000	$-	$2,700	$3,300
Telecommunications Portfolio	$37,000	$-	$2,700	$2,200
Transportation Portfolio	$33,000	$-	$2,700	$2,200
Utilities Portfolio	$32,000	$-	$2,700	$2,200
Wireless Portfolio	$32,000	$-	$2,700	$2,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 29, 2012A	February 28, 2011A
Audit-Related Fees	$3,795,000	$2,550,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2012 A	February 28, 2011 A
PwC	$5,305,000	$5,155,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	April 25, 2012